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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08786


                          Pioneer Variable Contracts Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2003 through December 31, 2003


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREOWNERS.

[PIONEER INVESTMENTS(R) LOGO]


PIONEER VARIABLE CONTRACTS TRUST

PIONEER EQUITY INCOME VCT PORTFOLIO -- CLASS II SHARES


ANNUAL REPORT

DECEMBER 31, 2003

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer Equity Income VCT Portfolio

  Portfolio and Performance Update                                    2

  Portfolio Management Discussion                                     3

  Schedule of Investments                                             4

  Financial Statements                                                7

  Notes to Financial Statements                                      11

  Report of Independent Auditors                                     15

  Trustees, Officers and Service Providers                           16

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/03

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                        93.5%
Temporary Cash Investments                 3.9%
Convertible Preferred Stocks               2.5%
Convertible Corporate Bonds                0.1%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Financials                                21.8%
Utilities                                 13.2%
Consumer Discretionary                    12.3%
Industrials                               10.8%
Energy                                    10.7%
Health Care                                8.4%
Telecommunication Services                 7.3%
Consumer Staples                           7.0%
Materials                                  4.6%
Information Technology                     3.9%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

  1. Paccar, Inc.                                      4.49%
  2. ChevronTexaco Corp.                               4.06
  3. ConocoPhillips                                    3.50
  4. Exxon Mobil Corp.                                 3.15
  5. Constellation Energy Group                        2.69

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

PRICES AND DISTRIBUTIONS - CLASS II SHARES

                                                       12/31/03     12/31/02
Net Asset Value per Share                               $ 18.19      $ 15.18

DISTRIBUTIONS PER SHARE                           SHORT-TERM      LONG-TERM
(1/1/03 - 12/31/03)                  DIVIDENDS    CAPITAL GAINS   CAPITAL GAINS
                                     $ 0.3272     $    -          $    -

PERFORMANCE OF A $10,000 INVESTMENT - CLASS II SHARES

The following chart shows the change in value of an investment made in PIONEER EQUITY INCOME VCT PORTFOLIO at net asset value, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                   PIONEER EQUITY INCOME VCT PORTFOLIO*    RUSSELL 1000 VALUE INDEX+
   3/31/95                                    $  10,000                    $  10,000
                                              $  12,003                    $  12,632
                                              $  13,791                    $  15,366
  12/31/97                                    $  18,591                    $  20,773
                                              $  22,355                    $  24,021
  12/31/99                                    $  22,256                    $  25,787
                                              $  25,480                    $  27,597
12/31/2001                                    $  23,659                    $  26,054
                                              $  19,862                    $  22,010
12/31/2003                                    $  24,285                    $  28,618

+ Index comparison begins 2/28/95. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growt values. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in any Index.

AVERAGE ANNUAL TOTAL RETURNS+
(As of December 31, 2003)

NET ASSET VALUE*

Life-of-Class
(3/1/95)                    10.90%
5 Years                      1.67%
1 Year                      22.27%

All total returns shown assume reinvestment of distributions at net asset value.

+ The performance of Class II shares for the period prior to the commencement of operations of Class II shares on September 14, 1999 is based on the performance of Class I shares, reduced to reflect the higher distribution fees of Class II shares.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/03

In the following discussion, John Carey, portfolio manager of Pioneer Equity Income VCT Portfolio, reviews the Portfolio's performance and the investment environment over the twelve months ended December 31, 2003.

Q: JOHN, PLEASE GIVE US A BROAD ECONOMIC OVERVIEW AND DISCUSS THE PORTFOLIO'S
   PERFORMANCE.

A: A powerful yearend rally drove stock prices to new highs, especially during the fourth quarter. The outlook for strong improvement in corporate earnings was the main source of investor confidence. Also helping to make the case for stocks were the Federal tax-law changes enacted in May, reducing the tax rates on long-term capital gains and qualified income dividends. At the same time, the weakening dollar and new corporate scandals clouded the horizon and, together with lofty valuations in some sectors and renewed terrorist concerns, led investors to look forward into 2004 with some caution.

   For the year ended December 31, 2003, Class II shares of Pioneer Equity Income VCT Portfolio performed well on an absolute basis returning 22.27% at net asset value. These results lagged the very strong Russell 1000 Value Index, which returned 30.03% for the same period.

Q: WHAT BOOSTED THE PERFORMANCE OF THE PORTFOLIO OVER THE YEAR?

A: The brightest spot for the Portfolio was our security selection and overweighting in industrials. In particular, adding over 1.5% of performance during the year was our overweight in PACCAR, a truck manufacturer. The stock returned 90% during the year, due to a strengthening economy and an increase in orders. Deere also performed well, contributing to performance. The stock returned 44% over the year due to an improving global economy and a pick up in global orders for its agricultural equipment products.

Q: WHICH HOLDINGS OR SECTORS HURT THE PORTFOLIO?

A: Detractors from portfolio performance included our underweights and security selection in the financials and information technology sectors. Charter One Financial, a commercial bank that we added in late February, performed well on an absolute basis by returning over 24% during the year, but underperformed the sector's 35% return on a relative basis. Thus, our overweight position in the stock detracted from relative performance. We also did not own Citigroup, which was a large position in the Index that outperformed. Finally, in information technology, our stocks made money for us but not as much as tech stocks in general. Again, we were underweight in that lower yielding, but strongly performing sector.

Q: DID YOU MAKE ANY CHANGES TO THE PORTFOLIO OVER THE YEAR?

A: During the year, we made twelve new entries, throughout various market sectors. We added several names with a bit more of a growth dynamic. In the information technology sector we added Automatic Data Processing and Hewlett Packard. ADP is one of the best-known and most respected names in payroll and other transaction processing, with an impressive record of longer term growth, reasonable multiple, and yield of about 1 1/2%. And Hewlett-Packard is prominent in computer printers (and ink cartridges) and also produces many other types of computing gear. It appears to be a beneficiary of the recovery in the technology industry, also sells at a reasonable multiple, and pays a dividend of about 1 1/4%, which is not a lot by the standards of companies in other sectors, but does stand out in the tech sector. In the health-care sector we added Biomet and Pfizer. Biomet is a leading maker of orthopedic implants, principally artificial hips and knees. Pfizer is a major, worldwide pharmaceutical company with good prospects for earnings growth, currently moderate price-to-earnings multiple, and a dividend yield close to 2%. In the telecommunications services sector we added AT&T Corp and Verizon Communications. Other additions throughout the year were: Bank of America, Charter One Financial, and Simon Property Group (financials); Deere (industrials); Coca-Cola (consumer staples); and Vulcan Materials (materials). We deleted fourteen positions. We were essentially (and, fortunately, profitably) redeemed out of our Union Pacific preferreds, and we took profits on our Veeco convertibles. We also deleted: 3M, Consol Energy, Eastman Kodak, Dow Chemical, Del Monte Foods, Schering-Plough, Fifth Third Bancorp, Alliance Capital, DPL, Nicor, American Water Works, and Duke Energy.

Q: WHAT IS YOUR OUTLOOK?

A: We believe that dividend-paying stocks represent excellent relative value in the current market, which we think may be overextended price-wise in the cases of some stocks and industries. We also think that the tax law changes will provide important underlying demand for the stocks we own over the next several years. We are additionally encouraged by some of the early merger-and-acquisition activity in 2004, as it has been focused so far on two sectors where we are significantly invested, namely financials and telecommunications services.

   Many forecasts predict higher interest rates by the end of the year. It would in fact be normal to see an interest-rate rise in a strong economy. Meanwhile, earnings are improving at many companies, our portfolio companies included, and investors are returning to the market, boosting demand and thus supporting prices. It's important to remember that interest rates are only one piece of the puzzle and that the reasons for market movements, up and down, are often quite complex. As always, we'll watch all the macroeconomic developments out of the corner of our eye while paying the most attention to what we think really counts in the long run, the underlying earnings trends at individual companies. Thank you for your continued interest.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

[SIDENOTE]

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/03

      SHARES                                                                           VALUE
               CONVERTIBLE PREFERRED STOCKS - 2.5%
               AUTOMOBILES & COMPONENTS - 1.5%
               AUTOMOBILE MANUFACTURERS - 1.5%
       2,600   General Motors, 5.25%, 3/6/32                                  $       69,550
      55,600   Ford Capital Trust, 6.5%, 1/15/32                                   3,105,260
                                                                              --------------
               TOTAL AUTOMOBILES & COMPONENTS                                 $    3,174,810
                                                                              --------------
               SOFTWARE & SERVICES - 1.0%
               DATA PROCESSING & OUTSOURCED SERVICES - 1.0%
      94,700   Electronic Data, 7.625%, 8/17/04                               $    2,166,263
                                                                              --------------
               TOTAL SOFTWARE & SERVICES                                      $    2,166,263
                                                                              --------------
               TOTAL CONVERTIBLE
               PREFERRED STOCKS
               (Cost $7,238,375)                                              $    5,341,073
                                                                              --------------

   PRINCIPAL
      AMOUNT
               CONVERTIBLE CORPORATE BOND - 0.1%
               RETAILING - 0.1%
               APPAREL RETAIL - 0.1%
     200,000   Gap Inc., 5.75%, 3/15/09                                       $      306,749
                                                                              --------------
               TOTAL RETAILING                                                $      306,749
                                                                              --------------
               TOTAL CONVERTIBLE
               CORPORATE BOND
               (Cost $200,000)                                                $      306,749
                                                                              --------------

      SHARES
               COMMON STOCKS - 94.4%
               ENERGY - 10.4%
               INTEGRATED OIL & GAS - 10.4%
      98,300   ChevronTexaco Corp.                                            $    8,492,137
     111,865   ConocoPhillips                                                      7,334,988
     161,066   Exxon Mobil Corp.                                                   6,603,706
                                                                              --------------
               TOTAL ENERGY                                                   $   22,430,831
                                                                              --------------
               MATERIALS - 4.5%
               COMMODITY CHEMICALS - 1.8%
      50,300   Air Products & Chemicals, Inc.                                 $    2,657,349
      27,341   E.I. du Pont de Nemours and Co.                                     1,254,678
                                                                              --------------
                                                                              $    3,912,027
                                                                              --------------
               CONSTRUCTION MATERIALS - 0.8%
      35,000   Vulcan Materials Co.                                           $    1,664,950
                                                                              --------------
               DIVERSIFIED CHEMICALS - 0.8%
      25,300   PPG Industries, Inc.                                           $    1,619,706
                                                                              --------------
               PAPER PRODUCTS - 0.5%
      35,800   Meadwestvaco Corp.                                             $    1,065,050
                                                                              --------------
               STEEL - 0.6%
      19,600   Nucor Corp.                                                    $    1,097,600
      20,050   Roanoke Electric Steel Corp.                                          267,267
                                                                              --------------
                                                                              $    1,364,867
                                                                              --------------
               TOTAL MATERIALS                                                $    9,626,600
                                                                              --------------
               CAPITAL GOODS - 8.9%
               AEROSPACE & DEFENSE - 2.8%
      51,600   Boeing Co.                                                     $    2,174,424
      43,200   General Dynamics Corp.                                              3,904,848
                                                                              --------------
                                                                              $    6,079,272
                                                                              --------------
               ELECTRICAL COMPONENTS & EQUIPMENT - 1.3%
      43,900   Emerson Electric Co.                                           $    2,842,525
                                                                              --------------
               INDUSTRIAL CONGLOMERATES - 2.9%
      10,300   Illinois Tool Works, Inc.                                      $      864,273
      27,900   Johnson Controls, Inc.                                              3,239,748
      22,200   United Technologies Corp.                                           2,103,894
                                                                              --------------
                                                                              $    6,207,915
                                                                              --------------
               INDUSTRIAL MACHINERY - 1.9%
      25,000   Deere & Co.                                                    $    1,626,250
      22,000   Gorman-Rupp Co.                                                       580,800
      92,200   The Timken Co.                                                      1,849,532
                                                                              --------------
                                                                              $    4,056,582
                                                                              --------------
               TOTAL CAPITAL GOODS                                            $   19,186,294
                                                                              --------------
               TRANSPORTATION - 1.6%
               RAILROADS - 1.6%
      26,500   Burlington Northern, Inc.                                      $      857,275
      42,500   Norfolk Southern Corp.                                              1,005,125
      71,000   Philadelphia Suburban Corp.                                         1,569,100
                                                                              --------------
               TOTAL TRANSPORTATION                                           $    3,431,500
                                                                              --------------
               AUTOMOBILES & COMPONENTS - 4.4%
               AUTOMOBILE MANUFACTURERS - 4.4%
     110,450   PACCAR, Inc.                                                   $    9,401,504
                                                                              --------------
               TOTAL AUTOMOBILES & COMPONENTS                                 $    9,401,504
                                                                              --------------
               MEDIA - 3.9%
               MOVIES & ENTERTAINMENT - 1.9%
     132,400   Cedar Fair, L.P.                                               $    4,071,300
                                                                              --------------
               PUBLISHING - 2.0%
      40,500   McGraw-Hill Co., Inc.                                          $    2,831,760
      29,900   Tribune Co.                                                         1,542,840
                                                                              --------------
                                                                              $    4,374,600
                                                                              --------------
               TOTAL MEDIA                                                    $    8,445,900
                                                                              --------------

   The accompanying notes are an integral part of these financial statements.

      SHARES                                                                           VALUE
               RETAILING - 2.1%
               DEPARTMENT STORES - 1.3%
      92,825   May Department Stores Co.                                      $    2,698,423
                                                                              --------------
               GENERAL MERCHANDISE STORES - 0.8%
      40,300   Sears, Roebuck and Co.                                         $    1,833,247
                                                                              --------------
               TOTAL RETAILING                                                $    4,531,670
                                                                              --------------
               FOOD, BEVERAGE & TOBACCO - 5.9%
               PACKAGED FOODS & MEATS - 4.3%
     147,500   Campbell Soup Co.                                              $    3,953,000
      22,200   General Mills, Inc.                                                 1,005,660
      64,100   H.J. Heinz Co., Inc.                                                2,335,163
      96,900   Sara Lee Corp.                                                      2,103,699
                                                                              --------------
                                                                              $    9,397,522
                                                                              --------------
               SOFT DRINKS - 1.6%
      12,900   The Coca-Cola Co.                                              $      654,675
      58,600   PepsiCo, Inc.                                                       2,731,932
                                                                              --------------
                                                                              $    3,386,607
                                                                              --------------
               TOTAL FOOD, BEVERAGE & TOBACCO                                 $   12,784,129
                                                                              --------------
               HOUSEHOLD & PERSONAL PRODUCTS - 0.9%
               HOUSEHOLD PRODUCTS - 0.9%
      39,200   Colgate-Palmolive Co.                                          $    1,961,960
                                                                              --------------
               TOTAL HOUSEHOLD & PERSONAL PRODUCTS                            $    1,961,960
                                                                              --------------
               HEALTH CARE EQUIPMENT & SERVICES - 4.4%
               HEALTH CARE DISTRIBUTORS - 3.1%
      88,900   Abbott Laboratories                                            $    4,142,740
      50,600   Johnson & Johnson                                                   2,613,996
                                                                              --------------
                                                                              $    6,756,736
                                                                              --------------
               HEALTH CARE EQUIPMENT - 1.3%
      38,200   Becton, Dickinson & Co.                                        $    1,571,548
      30,000   Biomet, Inc.                                                        1,092,300
                                                                              --------------
                                                                              $    2,663,848
                                                                              --------------
               TOTAL HEALTH CARE EQUIPMENT &
               SERVICES                                                       $    9,420,584
                                                                              --------------
               PHARMACEUTICALS & BIOTECHNOLOGY - 3.8%
               PHARMACEUTICALS - 3.8%
      57,900   Eli Lilly & Co.                                                $    4,072,107
      74,300   Merck & Co., Inc.                                                   3,432,660
      20,000   Pfizer, Inc.                                                          706,600
                                                                              --------------
                                                                              $    8,211,367
                                                                              --------------
               TOTAL PHARMACEUTICALS &
               BIOTECHNOLOGY                                                  $    8,211,367
                                                                              --------------
               BANKS - 11.8%
               DIVERSIFIED BANKS - 5.4%
      40,000   Bank of America Corp.                                          $    3,217,200
     154,900   Charter One Financial, Inc.                                         5,351,795
      53,700   Wells Fargo & Co.                                                   3,162,393
                                                                              --------------
                                                                              $   11,731,388
                                                                              --------------
               REGIONAL BANKS - 5.9%
      62,200   First Tennessee National Corp.                                 $    2,743,020
      87,300   National City Corp.                                                 2,962,962
      75,200   SouthTrust Corp.                                                    2,461,296
      63,000   SunTrust Banks, Inc.                                                4,504,500
                                                                              --------------
                                                                              $   12,671,778
                                                                              --------------
               THRIFTS & MORTGAGE FINANCE - 0.5%
      24,800   Washington Mutual, Inc.                                        $      994,976
                                                                              --------------
               TOTAL BANKS                                                    $   25,398,142
                                                                              --------------
               DIVERSIFIED FINANCIALS - 4.1%
               ASSET MANAGEMENT & CUSTODY BANKS - 2.5%
      26,800   Eaton Vance Corp.                                              $      981,952
      93,700   T. Rowe Price Associates, Inc.                                      4,442,317
                                                                              --------------
                                                                              $    5,424,269
                                                                              --------------
               INVESTMENT BANKING & BROKERAGE - 1.6%
      43,100   A.G. Edwards, Inc.                                             $    1,561,513
      32,500   Merrill Lynch & Co., Inc.                                           1,906,125
                                                                              --------------
                                                                              $    3,467,638
                                                                              --------------
               TOTAL DIVERSIFIED FINANCIALS                                   $    8,891,907
                                                                              --------------
               INSURANCE - 3.4%
               PROPERTY & CASUALTY INSURANCE - 3.4%
      51,600   Chubb Corp.                                                    $    3,513,960
      26,800   Safeco Corp.                                                        1,043,324
      68,900   St. Paul Companies, Inc.                                            2,731,885
                                                                              --------------
               TOTAL INSURANCE                                                $    7,289,169
                                                                              --------------
               REAL ESTATE - 1.9%
               REAL ESTATE INVESTMENT TRUSTS - 1.9%
      62,000   Equity Office Properties Trust                                 $    1,776,300
      51,600   Simon DeBartolo Group, Inc.                                         2,391,144
                                                                              --------------
               TOTAL REAL ESTATE                                              $    4,167,444
                                                                              --------------
               SOFTWARE & SERVICES - 0.9%
               APPLICATION SOFTWARE - 0.4%
      31,000   Microsoft Corp.                                                $      853,740
                                                                              --------------
               DATA PROCESSING & OUTSOURCED SERVICES - 0.5%
      25,000   Automatic Data Processing, Inc.                                $      990,250
                                                                              --------------
               TOTAL SOFTWARE & SERVICES                                      $    1,843,990
                                                                              --------------
               TECHNOLOGY HARDWARE & EQUIPMENT - 1.8%
               COMPUTER HARDWARE - 1.8%
      44,300   Diebold, Inc.                                                  $    2,386,441
      40,000   Hewlett-Packard Co.                                                   918,800
       6,200   IBM Corp.                                                             574,616
                                                                              --------------
                                                                              $    3,879,857
                                                                              --------------
               TOTAL TECHNOLOGY HARDWARE &
               EQUIPMENT                                                      $    3,879,857
                                                                              --------------

   The accompanying notes are an integral part of these financial statements.

      SHARES                                                                           VALUE
               TELECOMMUNICATION SERVICES - 7.0%
               INTEGRATED TELECOMMUNICATION SERVICES - 7.0%
      36,100   Alltel Corp.                                                   $    1,681,538
     120,000   AT&T Corp.                                                          2,436,000
      98,500   BellSouth Corp.                                                     2,787,550
     169,800   SBC Communications, Inc.                                            4,426,686
     110,000   Verizon Communications, Inc.                                        3,858,800
                                                                              --------------
               TOTAL TELECOMMUNICATION SERVICES                               $   15,190,574
                                                                              --------------
               UTILITIES - 12.8%
               ELECTRIC UTILITIES - 8.6%
      55,800   American Electric Power Co., Inc.                              $    1,702,458
      56,300   Consolidated Edison, Inc.                                           2,421,463
     143,500   Constellation Energy Group                                          5,619,460
      33,000   FPL Group, Inc.                                                     2,158,860
      90,900   Great Plains Energy, Inc.                                           2,892,438
      64,000   NSTAR                                                               3,104,000
      23,700   Southern Co.                                                          716,925
                                                                              --------------
                                                                              $   18,615,604
                                                                              --------------
               GAS UTILITIES - 4.2%
     105,900   KeySpan Energy Corp.                                           $    3,897,120
     105,900   Questar Corp.                                                       3,722,385
      61,100   Vectren Corp.                                                       1,506,115
                                                                              --------------
                                                                              $    9,125,620
                                                                              --------------
               TOTAL UTILITIES                                                $   27,741,224
                                                                              --------------
               TOTAL COMMON STOCKS
               (Cost $166,733,470)                                            $  203,834,646
                                                                              --------------

   PRINCIPAL
      AMOUNT                                                                           VALUE
               TEMPORARY CASH INVESTMENTS - 4.0%
               REPURCHASE AGREEMENT - 3.4%
$  7,300,000   UBS Warburg, Inc., 0.73%,
               Dated 12/31/03,
               repurchase price of $7,300,000
               plus accrued interest on 1/2/04
               collateralized by $7,220,000
               U.S. Treasury Bill, 7.25%, 5/15/04.                            $    7,300,000
                                                                              --------------

      SHARES
               SECURITY LENDING COLLATERAL - 0.6%
   1,280,000   Securities Lending Investment
               Fund, 1.02%                                                    $    1,280,000
                                                                              --------------
               TOTAL TEMPORARY CASH
               INVESTMENTS
               (Cost $8,580,000)                                              $    8,580,000
                                                                              --------------
               TOTAL INVESTMENT IN
               SECURITIES - 101.0%
               (Cost $182,751,845)                                            $  218,062,468
                                                                              --------------
               OTHER ASSETS AND
               LIABILITIES - (1.0)%                                           $   (2,073,585)
                                                                              --------------
               TOTAL NET ASSETS - 100.0%                                      $  215,988,883
                                                                              ==============

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS 12/31/03

                                                                                                                     9/14/99
                                                               YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED      TO
CLASS II (a)                                                    12/31/03     12/31/02     12/31/01      12/31/00     12/31/99
Net asset value, beginning of period                           $    15.18   $    18.49   $    21.37    $    20.82   $   21.29
                                                               ----------   ----------   ----------    ----------   ---------
Increase (decrease) from investment operations:
   Net investment income                                       $     0.32   $     0.31   $     0.34    $     0.29   $    0.08
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                               3.02        (3.25)       (1.84)         2.45       (0.43)
                                                               ----------   ----------   ----------    ----------   ---------
     Net increase (decrease) from investment operations        $     3.34   $    (2.94)  $    (1.50)   $     2.74   $   (0.35)
Distributions to shareholders:
   Net investment income                                            (0.33)       (0.37)       (0.32)        (0.45)      (0.12)
   Net realized gain                                                   --           --        (1.06)        (1.74)         --
                                                               ----------   ----------   ----------    ----------   ---------
Net increase (decrease) in net asset value                     $     3.01   $    (3.31)  $    (2.88)   $     0.55   $   (0.47)
                                                               ----------   ----------   ----------    ----------   ---------
Net asset value, end of period                                 $    18.19   $    15.18   $    18.49    $    21.37   $   20.82
                                                               ==========   ==========   ==========    ==========   =========
Total return*                                                       22.27%      (16.05)%      (7.15)%       14.49%      (1.65)%
Ratio of net expenses to average net assets+                         1.02%        1.07%        1.02%         0.96%       0.96%**
Ratio of net investment income to average net assets+                2.29%        2.25%        1.77%         1.99%       1.90%**
Portfolio turnover rate                                                12%          12%          13%           13%         23%
Net assets, end of period (in thousands)                       $   60,355   $   27,084   $   17,948    $    8,456   $     178
Ratios with no waiver of management fees and assumption
   of expenses by PIM and no reduction for fees paid
   indirectly:
   Net expenses                                                      1.02%        1.07%        1.02%         0.96%       0.96%**
   Net investment income (loss)                                      2.29%        2.25%        1.77%         1.99%       1.90%**
Ratios with waiver of management fees and assumption
   of expenses by PIM and reduction for fees paid
   indirectly:
   Net expenses                                                      1.02%        1.07%        1.02%         0.96%       0.96%**
   Net investment income (loss)                                      2.29%        2.25%        1.77%         1.99%       1.90%**

(a) Class 2 shares were first publicly offered on September 19, 1999.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)
**  Annualized
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF ASSETS AND LIABILITIES 12/31/03

                                                                                         PIONEER
                                                                                         EQUITY-
                                                                                         INCOME
                                                                                      VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (including securities loaned of $1,236,000)
   (Cost $182,751,845)                                                               $   218,062,468
  Temporary cash investments (at amortized cost)                                                   -
  Cash                                                                                       125,195
  Cash held as collateral for futures contracts                                                    -
  Foreign currencies, at value                                                                     -
  Receivables -
   Investment securities sold                                                                      -
   Fund shares sold                                                                          292,469
   Collateral for securities loaned, at fair value                                                 -
   Variation margin                                                                                -
   Dividends, interest and foreign taxes withheld                                            501,353
   Forward foreign currency settlement contracts, net                                              -
   Forward foreign currency portfolio hedge contracts, open - net                                  -
   Due from Pioneer Investment Management, Inc.                                                    -
  Other                                                                                        3,505
                                                                                     ---------------
      Total assets                                                                   $   218,984,990
                                                                                     ---------------
LIABILITIES:
  Payables -
   Investment securities purchased                                                   $     1,054,116
   Fund shares repurchased                                                                   458,235
   Dividends                                                                                       -
   Upon return for securities loaned                                                       1,280,000
   Variation margin                                                                                -
   Forward foreign currency settlement contracts, net                                              -
   Forward foreign currency portfolio hedge contracts,                                             -
  Due to bank                                                                                      -
  Due to affiliates                                                                          146,375
  Accrued expenses                                                                            57,381
  Other                                                                                            -
                                                                                     ---------------
      Total liabilities                                                              $     2,996,107
                                                                                     ---------------
NET ASSETS:
  Paid-in capital                                                                    $   194,876,933
  Accumulated net investment income (loss)                                                 1,156,984
  Accumulated undistributed net realized gain (loss)                                     (15,355,657)
  Net unrealized gain (loss) on:
   Investments                                                                            35,310,623
   Futures contracts                                                                               -
   Forward foreign currency contracts and other assets and liabilities denominated
     in foreign currencies                                                                         -
                                                                                     ---------------
      Total net assets                                                               $   215,988,883
                                                                                     ---------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
   Net assets                                                                        $   155,633,790
  Shares outstanding                                                                       8,603,610
                                                                                     ===============
   Net asset value per share                                                         $         18.09
  CLASS II:
  (Unlimited number of shares authorized)
   Net assets                                                                        $    60,355,093
  Shares outstanding                                                                       3,318,443
                                                                                     ===============
   Net asset value per share                                                         $         18.19

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS

                                                                                         PIONEER
                                                                                      EQUITY-INCOME
                                                                                      VCT PORTFOLIO

                                                                                       YEAR ENDED
                                                                                        12/31/03
INVESTMENT INCOME:
  Dividends                                                                          $     5,776,909
  Interest                                                                                   115,649
  Income on securities loaned, net                                                             2,903
  Other                                                                                            -
                                                                                     ---------------
      Total investment income                                                        $     5,895,461
                                                                                     ---------------

EXPENSES:
  Management fees                                                                    $     1,152,064
  Transfer agent fees                                                                          2,535
  Distribution fees (Class II)                                                               100,029
  Administrative fees                                                                         54,215
  Custodian fees                                                                              38,541
  Professional fees                                                                           26,672
  Printing                                                                                    91,566
  Fees and expenses of nonaffiliated trustees                                                  4,682
  Miscellaneous                                                                               11,516
                                                                                     ---------------
     Total expenses                                                                  $     1,481,820
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                                       -
                                                                                     ---------------
     Net expenses                                                                    $     1,481,820
                                                                                     ---------------
        Net investment income (loss)                                                 $     4,413,641
                                                                                     ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                                       $      (634,370)
   Futures contracts                                                                               -
   Forward foreign currency contracts and other assets and liabilities denominated
     in foreign currencies                                                                         -
                                                                                     ---------------
                                                                                     $      (634,370)
                                                                                     ---------------
  Change in net unrealized gain or (loss) from:
   Investments                                                                       $    34,115,732
   Futures contracts                                                                               -
   Forward foreign currency contracts and other assets and liabilities denominated
     in foreign currencies                                                                         -
                                                                                     ---------------
                                                                                     $    34,115,732
                                                                                     ---------------
  Net gain (loss) on investments, futures contracts and foreign
   currency transactions                                                             $    33,481,362
                                                                                     ===============
  Net increase (decrease) in net assets resulting from operations                    $    37,895,003
                                                                                     ===============

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   PIONEER
                                                                                                EQUITY INCOME
                                                                                                VCT PORTFOLIO

                                                                                            YEAR             YEAR
                                                                                           ENDED            ENDED
                                                                                          12/31/03         12/31/02
FROM OPERATIONS:
Net investment income (loss)                                                           $    4,413,641   $    4,268,983
Net realized gain (loss) on investments                                                      (634,370)      (8,261,714)
Change in net unrealized gain or loss on investments, futures contracts
   and foreign currency transactions                                                       34,115,732      (27,486,806)
                                                                                       --------------   --------------
     Net increase (decrease) in net assets resulting from operations                   $   37,895,003   $  (31,479,537)
                                                                                       --------------   --------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                                             $   (3,313,897)  $   (3,650,009)
   Class II                                                                                  (860,942)        (551,010)
Net realized gain
   Class I                                                                                          -                -
   Class II                                                                                         -                -
Tax return of capital
   Class I                                                                                          -                -
   Class II                                                                                         -                -
                                                                                       --------------   --------------
     Total distributions to shareowners                                                $   (4,174,839)  $   (4,201,019)
                                                                                       --------------   --------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                       $   52,433,019   $   49,351,660
Reinvestment of distributions                                                               4,174,840        4,201,019
Cost of shares repurchased                                                                (34,680,633)     (39,497,483)
                                                                                       --------------   --------------
   Net increase (decrease) in net assets resulting from fund share transactions        $   21,927,226   $   14,055,196
                                                                                       --------------   --------------
   Net increase (decrease) in net assets                                               $   55,647,390   $  (21,625,360)

NET ASSETS:
Beginning of year                                                                         160,341,493      181,966,853
                                                                                       --------------   --------------
End of year                                                                            $  215,988,883   $  160,341,493
                                                                                       ==============   ==============
Accumulated undistributed/(distributions in excess of) net investment income (loss)    $    1,156,984   $    1,149,345
                                                                                       ==============   ==============

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME VCT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS 12/31/03

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The Pioneer Equity Income Portfolio (the Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust) is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of sixteen separate portfolios fourteen of which issue both Class I and Class II shares. (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:
  Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
  Pioneer Europe VCT Portfolio (Europe Portfolio)
  Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
  Pioneer Small Company VCT Portfolio (Small Company Portfolio)
  Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
  Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
  Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
  Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
  Pioneer Balanced VCT Portfolio (Balanced Portfolio)
  Pioneer High Yield VCT Portfolio (High Yield Portfolio)
  Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
  Pioneer America Income VCT Portfolio (America Income Portfolio)
  Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
  Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of Equity Income variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Equity Income Portfolio is to seek capital appreciation.

The financial highlights for the Portfolio's Class II shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION
   Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times.

   Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Temporary cash investments are valued at amortized cost.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. FUTURES CONTRACTS
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolios realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio.

   Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2003, Equity Income Portfolio had no open contracts.

C. FOREIGN CURRENCY TRANSLATION
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. FORWARD FOREIGN CURRENCY CONTRACTS
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. TAXES
   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2003, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the Portfolio and are designed to present the portfolios' capital accounts on a tax basis.

                            ACCUMULATED NET    ACCUMULATED
                               INVESTMENT     REALIZED GAIN/
PORTFOLIO                    INCOME/(LOSS)         LOSS       PAID-IN CAPITAL
-----------------------------------------------------------------------------
Equity Income Portfolio       $ (231,083)        $ 41,857        $ 189,226

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003, Equity Income VCT Portfolio had a capital loss carryforward of $15,355,657, of which the following amounts will expire between 2009 and 2011 if not utilized: $6,328,025 in 2009, $6,407,206 in 2010 and $2,620,426 in 2011.

   The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

                                           PIONEER        PIONEER
                                           EQUITY         EQUITY
                                           INCOME         INCOME
                                        VCT PORTFOLIO  VCT PORTFOLIO
                                            2003           2002
--------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                         $   4,174,839  $   4,201,019
Long-Term capital gain                              -              -
                                        ----------------------------
                                        $   4,174,839  $   4,201,019
Return of Capital                                   -              -
                                        ----------------------------
  Total distributions                   $   4,174,839  $   4,201,019
                                        ----------------------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income           $      82,058
Undistributed long-term gain/
(capital loss carryforward)               (15,355,657)
Unrealized appreciation (depreciation)     36,385,549
                                        -------------
   Total                                $  21,111,950
                                        =============

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

F. PORTFOLIO SHARES
   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $246,661 in commissions on the sale of Trust shares for the year ended December 31, 2003. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. SECURITIES LENDING
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. REPURCHASE AGREEMENTS
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2003, $132,553 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $270 in transfer agent fees payable to PIMSS at December 31, 2003.

4. DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $13,552 payable to PFD at December 31, 2003.

5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2003, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                                  NET
                                                 GROSS            GROSS       APPRECIATION/
                                TAX COST      APPRECIATION     DEPRECIATION  (DEPRECIATION)
-------------------------------------------------------------------------------------------
Equity Income Portfolio      $ 181,676,919    $ 41,987,707     $ (5,602,158) $   36,385,549

6. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2003, were $42,957,826 and $19,981,321, respectively.

7. CAPITAL SHARES

At December 31, 2003, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                  '03 SHARES       '03 AMOUNT       '02 SHARES       '02 AMOUNT
-------------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO
CLASS I:
Shares sold                          1,544,529    $  24,668,979        1,395,275    $  23,429,706
Reinvestment of distributions          204,954        3,313,898          223,712        3,650,009
Shares repurchased                  (1,964,325)     (30,892,038)      (1,716,186)     (27,000,779)
                                 ----------------------------------------------------------------
  Net increase (decrease)             (214,842)   $  (2,909,161)         (97,199)   $      78,936
                                 ================================================================
CLASS II:
Shares sold                          1,723,515    $  27,764,040        1,549,025    $  25,921,954
Reinvestment of distributions           52,432          860,942           34,034          551,010
Shares repurchased                    (242,114)      (3,788,595)        (769,373)     (12,496,704)
                                 ----------------------------------------------------------------
  Net increase                       1,533,833    $  24,836,387          813,686    $  13,976,260
                                 ================================================================

PIONEER EQUITY INCOME VCT PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND
THE CLASS II SHAREOWNERS OF PIONEER EQUITY INCOME VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Equity Income VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Equity Income VCT Portfolio of Pioneer Variable Contracts Trust at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                  /s/ Ernst & Young LLP


Boston, Massachusetts
February 6, 2004

PIONEER VARIABLE CONTRACTS TRUST

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT AUDITORS
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS
The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Portfolio within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available online at pioneerfunds.com.

INTERESTED TRUSTEES

                              POSITION HELD           TERM OF OFFICE AND        PRINCIPAL OCCUPATION            OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE FUND           LENGTH OF SERVICE         DURING PAST FIVE YEARS          HELD BY THIS TRUSTEE
John F. Cogan, Jr. (77)*      Chairman of the Board,  Trustee since 1994.       Deputy Chairman and a Director  Director of Harbor
                              Trustee and President   Serves until a successor  of Pioneer Global Asset         Global Company, Ltd.
                                                      trustee is elected or     Management S.p.A. ("PGAM");
                                                      earlier retirement or     Non-Executive Chairman and a
                                                      removal.                  Director of Pioneer Investment
                                                                                Management USA Inc.
                                                                                ("PIM-USA"); Chairman and
                                                                                a Director of Pioneer;
                                                                                Director of Pioneer
                                                                                Alternative Investment
                                                                                Management Limited (Dublin);
                                                                                President and a Director of
                                                                                Pioneer Alternative Investment
                                                                                Management (Bermuda) Limited
                                                                                and affiliated funds;
                                                                                President and Director of
                                                                                Pioneer Funds Distributor,
                                                                                Inc. ("PFD"); President of all
                                                                                of the Pioneer Funds; and Of
                                                                                Counsel (since 2000, partner
                                                                                prior to 2000), Hale and Dorr
                                                                                LLP (counsel to PIM-USA and
                                                                                the Pioneer Funds)

Osbert M. Hood (51)**         Trustee and Executive   Trustee since June, 2003. President and Chief Executive   None
                              Vice President          Serves until a successor  Officer, PIM-USA since May,
                                                      trustee is elected or     2003 (Director since January,
                                                      earlier retirement or     2001); President and Director
                                                      removal.                  of Pioneer since May 2003;
                                                                                Chairman and Director of
                                                                                Pioneer Investment Management
                                                                                Shareholder Services, Inc.
                                                                                ("PIMSS") since May 2003;
                                                                                Executive Vice President of
                                                                                all of the Pioneer Funds since
                                                                                June 2003; Executive Vice
                                                                                President and Chief Operating
                                                                                Officer of PIM-USA, November
                                                                                2000-May 2003; Executive Vice
                                                                                President, Chief Financial
                                                                                Officer and Treasurer, John
                                                                                Hancock Advisers, L.L.C.,
                                                                                Boston, MA, November
                                                                                1999-November 2000; Senior
                                                                                Vice President and Chief
                                                                                Financial Officer, John
                                                                                Hancock Advisers, L.L.C.,
                                                                                April 1997-November 1999

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

INDEPENDENT TRUSTEES

                              POSITION HELD           TERM OF OFFICE AND        PRINCIPAL OCCUPATION            OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS         WITH THE FUND           LENGTH OF SERVICE         DURING PAST FIVE YEARS          HELD BY THIS TRUSTEE
Mary K. Bush (55)             Trustee                 Trustee since September,  President, Bush International   Director of Brady
3509 Woodbine Street,                                 2000. Serves until a      (international financial        Corporation
Chevy Chase, MD 20815                                 successor trustee is      advisory firm)                  (industrial
                                                      elected or earlier                                        identification and
                                                      retirement or removal.                                    specialty coated
                                                                                                                material products
                                                                                                                manufacturer),
                                                                                                                Millenium Chemicals,
                                                                                                                Inc. (commodity
                                                                                                                chemicals), Mortgage
                                                                                                                Guaranty Insurance
                                                                                                                Corporation, and
                                                                                                                R.J. Reynolds
                                                                                                                Tobacco Holdings,
                                                                                                                Inc. (tobacco)

Richard H. Egdahl, M.D. (77)  Trustee                 Trustee since 1995.       Alexander Graham Bell           None
Boston University Healthcare                          Serves until a successor  Professor of Health Care
Entrepreneurship Program,                             trustee is elected or     Entrepreneurship, Boston
53 Bay State Road,                                    earlier retirement or     University; Professor of
Boston, MA 02215                                      removal.                  Management, Boston University
                                                                                School of Management;
                                                                                Professor of Public Health,
                                                                                Boston University School of
                                                                                Public Health; Professor of
                                                                                Surgery, Boston University
                                                                                School of Medicine; and
                                                                                University Professor, Boston
                                                                                University

Margaret B.W. Graham (56)     Trustee                 Trustee since September,  Founding Director, The          None
1001 Sherbrooke                                       2000. Serves until a      Winthrop Group, Inc.
Street West,                                          successor trustee is      (consulting firm); Professor
Montreal, Quebec, Canada                              elected or earlier        of Management, Faculty of
                                                      retirement or removal.    Management, McGill University

Marguerite A. Piret (55)      Trustee                 Trustee since 1995.       President and Chief Executive   None
One Boston Place,                                     Serves until a successor  Officer, Newbury, Piret &
28th Floor,                                           trustee is elected or     Company, Inc. (investment
Boston, MA 02108                                      earlier retirement or     banking firm)
                                                      removal.

Stephen K. West (75)          Trustee                 Trustee since 1995.       Senior Counsel, Sullivan &      Director, The Swiss
125 Broad Street,                                     Serves until a successor  Cromwell (law firm)             Helvetia Fund, Inc.
New York, NY 10004                                    trustee is elected or                                     (closed-end
                                                      earlier retirement or                                     investment company)
                                                      removal.                                                  and AMVESCAP PLC
                                                                                                                (investment
                                                                                                                managers)

John Winthrop (67)            Trustee                 Trustee since September,  President, John Winthrop &      None
One North Adgers Wharf,                               2000. Serves until a      Co., Inc. (private investment
Charleston, SC 29401                                  successor trustee is      firm)
                                                      elected or earlier
                                                      retirement or removal.

FUND OFFICERS

                              POSITION HELD           TERM OF OFFICE AND        PRINCIPAL OCCUPATION            OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE FUND           LENGTH OF SERVICE         DURING PAST FIVE YEARS          HELD BY THIS OFFICER
Dorothy E. Bourassa (56)      Secretary               Serves at the discretion  Secretary of PIM-USA; Senior    None
                                                      of board                  Vice President-Legal of
                                                                                Pioneer; and Secretary/Clerk
                                                                                of most of PIM-USA's
                                                                                subsidiaries since October
                                                                                2000; Secretary of all of the
                                                                                Pioneer Funds since September
                                                                                2003 (Assistant Secretary from
                                                                                November 2000 to September
                                                                                2003); and Senior Counsel,
                                                                                Assistant Vice President and
                                                                                Director of Compliance of
                                                                                PIM-USA from April 1998
                                                                                through October 2000

Christopher J. Kelley (39)    Assistant Secretary     Serves at the discretion  Assistant Vice President and    None
                                                      of board                  Senior Counsel of Pioneer
                                                                                since July 2002; Vice
                                                                                President and Senior Counsel
                                                                                of BISYS Fund Services, Inc.
                                                                                (April 2001 to June 2002);
                                                                                Senior Vice President and
                                                                                Deputy General Counsel of
                                                                                Funds Distributor, Inc.
                                                                                (July 2000 to April 2001; Vice
                                                                                President and Associate
                                                                                General Counsel from July 1996
                                                                                to July 2000); Assistant
                                                                                Secretary of all of the
                                                                                Pioneer Funds since
                                                                                September 2003

David C. Phelan (46)          Assistant Secretary     Serves at the discretion  Partner, Hale and Dorr LLP;     None
                                                      of board                  Assistant Secretary of all of
                                                                                the Pioneer Funds since
                                                                                September 2003

Vincent Nave (58)             Treasurer               Serves at the discretion  Vice President-Fund             None
                                                      of board                  Accounting, Administration and
                                                                                Custody Services of Pioneer
                                                                                (Manager from September 1996
                                                                                to February 1999); and
                                                                                Treasurer of all of the
                                                                                Pioneer Funds (Assistant
                                                                                Treasurer from June 1999 to
                                                                                November 2000)

Luis I. Presutti (38)         Assistant Treasurer     Serves at the discretion  Assistant Vice President-Fund   None
                                                      of board                  Accounting, Administration and
                                                                                Custody Services of Pioneer
                                                                                (Fund Accounting Manager from
                                                                                1994 to 1999); and Assistant
                                                                                Treasurer of all of the
                                                                                Pioneer Funds since
                                                                                November 2000

                              POSITION HELD           TERM OF OFFICE AND        PRINCIPAL OCCUPATION            OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE FUND           LENGTH OF SERVICE         DURING PAST FIVE YEARS          HELD BY THIS OFFICER
Gary Sullivan (45)            Assistant Treasurer     Serves at the discretion  Fund Accounting Manager-Fund    None
                                                      of board                  Accounting, Administration and
                                                                                Custody Services of Pioneer;
                                                                                and Assistant Treasurer of all
                                                                                of the Pioneer Funds since
                                                                                May 2002

Katharine Kim Sullivan (30)   Assistant Treasurer     Serves at the discretion  Fund Administration             None
                                                      of board.                 Manager-Fund Accounting,
                                                                                Administration and Custody
                                                                                Services since June 2003;
                                                                                Assistant Vice
                                                                                President-Mutual Fund
                                                                                Operations of State Street
                                                                                Corporation from June 2002 to
                                                                                June 2003 (formerly Deutsche
                                                                                Bank Asset Management);
                                                                                Pioneer Fund Accounting,
                                                                                Administration and Custody
                                                                                Services (Fund Accounting
                                                                                Manager from August 1999 to
                                                                                May 2002, Fund Accounting
                                                                                Services Supervisor from 1997
                                                                                to July 1999); Assistant
                                                                                Treasurer of all of the
                                                                                Pioneer Funds since
                                                                                September 2003

                            THIS PAGE FOR YOUR NOTES.

                            THIS PAGE FOR YOUR NOTES.

[PIONEER INVESTMENTS(R) LOGO]


                                                                   14693-00-0204

[PIONEER INVESTMENTS(R) LOGO]


PIONEER VARIABLE CONTRACTS TRUST

PIONEER GROWTH SHARES VCT PORTFOLIO -- CLASS II SHARES


ANNUAL REPORT

DECEMBER 31, 2003

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer Growth Shares VCT Portfolio

      Portfolio and Performance Update                2

      Portfolio Management Discussion                 3

      Schedule of Investments                         4

      Financial Statements                            7

      Notes to Financial Statements                  11

      Report of Independent Auditors                 15

      Trustees, Officers and Service Providers       16

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/03

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                             91.8%
Exchange-Traded Fund                            4.2%
Depositary Receipts for International Stocks    4.0%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Information Technology                         36.8%
Health Care                                    17.7%
Consumer Staples                               12.2%
Financials                                      7.9%
Industrials                                     7.9%
Consumer Discretionary                          7.5%
Exchange-Traded Fund                            4.2%
Telecommunication Services                      2.1%
Materials                                       2.1%
Energy                                          1.6%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. Pfizer, Inc.                       7.75%
   2. Microsoft Corp.                    6.48
   3. Intel Corp.                        4.54
   4. Nasdaq 100 Index Traded Fund       4.15
   5. Cisco Systems, Inc.                3.04

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

PRICES AND DISTRIBUTIONS

                                              12/31/03        12/31/02
Net Asset Value per Share                      $ 12.10         $ 9.70

DISTRIBUTIONS PER SHARE                     SHORT-TERM        LONG-TERM
(1/1/03 - 12/31/03)        DIVIDENDS        CAPITAL GAINS     CAPITAL GAINS
                            $  -                 $  -              $  -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER GROWTH SHARES VCT PORTFOLIO at net asset value, compared to that of the Russell 1000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                PIONEER GROWTH SHARES     S&P 500      RUSSELL 1000 GROWTH
                    VCT PORTFOLIO*         INDEX              INDEX
10/31/97               $ 10,000           $ 10,000           $ 10,000
                       $ 10,222           $ 10,643           $ 10,542
                       $ 13,521           $ 13,686           $ 14,622
12/31/99               $ 14,539           $ 16,565           $ 19,470
                       $ 13,539           $ 15,060           $ 15,104
12/31/2001             $ 10,934           $ 13,275           $ 12,019
                       $  7,099           $ 10,342           $  8,668
12/31/2003             $  8,855           $ 13,300           $ 11,247

The Russell 1000 Growth Index contains those Russell 1000 securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

AVERAGE ANNUAL TOTAL RETURNS+
(As of December 31, 2003)

NET ASSET VALUE*

Life-of-Class         -1.95%
(10/31/97)
5 Years               -8.12%
1 Year                24.74%

All total returns shown assume reinvestment of distributions at net asset value.

+ The performance of Class II shares for the period prior to the commencement of operations of class II shares in May 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fees of class II shares.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/03

After a slow start, stock prices rose sharply during 2003, helped by a stronger-than-expected economy, rising corporate profits, accommodative monetary and fiscal policies of the federal government, and a lessening of concerns about terrorist activity within the United States. In the following interview, Eric Weigel discusses the factors that influenced the performance of Pioneer Growth Shares VCT Portfolio during the 12-month period ended December 31, 2003. Mr. Weigel leads the Portfolio's management team.

Q:  HOW DID THE PORTFOLIO PERFORM DURING 2003?

A: Pioneer Growth Shares had a very strong year. For the 12 months ended December 31, 2003, the Portfolio's Class II shares returned 24.74%, at net asset value. For the same period, the Russell 1000 Growth Index - the Portfolio's benchmark - returned 29.75%.

Q:  WHAT WAS THE INVESTMENT ENVIRONMENT LIKE IN 2003?

A: The environment was extremely positive for stock investing in general during the final nine months of 2003. In the first weeks of the year, market sentiment was dominated by concerns about the approaching war in Iraq and its potential impact on the economy. Stock prices fell amidst these concerns. However, sentiment turned positive as it began to appear, by mid-March, that the major combat operations in Iraq would end relatively quickly. Then, stocks began climbing and continued their ascent through the remainder of the year. A combination of positive factors helped support the stock market's forward momentum, including: low interest rates and an accommodative monetary policy; new tax cuts and stimulative federal spending; higher-than-expected economic growth rates; and expanding corporate profits. In this positive environment, the most aggressive investment strategies had the greatest positive results as many beaten-down stocks of companies with weak balance sheets and poor prospects rose sharply as economic growth accelerated and business prospects improved dramatically. Technology stocks and consumer discretionary stocks tended to do especially well, as did small- and mid-cap shares.

Q:  WHAT FACTORS MOST INFLUENCED PORTFOLIO PERFORMANCE?

A: Our stock selection in the technology and health care industries helped substantially. Our allocations to domestic mid-cap stocks also tended to support performance. We emphasized technology throughout the year, and many of our stock picks did very well. Intel, for example, which was a major position, rose by more than 100% during the year, while Applied Microcircuits, which produces semiconductors for the wireless sector, gained 62%. EMC, a leader in network storage technology, also had strong performance during the period in which we owned it. In health care, the biggest gainer was Scios, a small pharmaceutical company acquired by Johnson & Johnson at a healthy premium to its stock price. Mylan Laboratories, a generic pharmaceutical company, also was a big gainer as it benefited from the increased pressure to hold down drug costs.

    On the negative side, several of our major big-cap holdings underperformed the market, holding back performance relative to the benchmark Russell 1000 Growth Index. These disappointing stocks included domestic companies such as Pfizer, Microsoft and Wal-Mart, as well as global, blue-chip companies such as Nokia, Vodaphone and Teva Pharmaceuticals. We also tended to be too defensive in our selections in the consumer discretionary sector and, as a result, did not participate fully in that area's performance. Among individual holdings, Biovail, a specialty pharmaceutical company, was a major disappointment. Some of its new product introductions failed to meet expectations and the stock was also hurt by questions about the corporation's accounting methods.

Q:  WHAT IS YOUR INVESTMENT OUTLOOK?

A: We see good opportunities in the stock market in 2004. Equities continue to offer excellent value, particularly in relation to alternatives such as bonds. The economy clearly is recovering from its three-year slump, and information technology investments by corporations finally have begun to increase. Corporate profits, which rose substantially in 2003, appear headed for another increase during 2004.

    In this positive environment, we particularly like the prospects of companies in the technology and basic materials sectors. In addition to having significant holdings in several leading tech companies, we have established positions in metals companies whose prospects should improve with the business cycle, including copper producers such as Phelps-Dodge and Freeport- McMoRan. We think the prices of crude oil and natural gas should remain high and believe many energy stocks are selling at attractive prices relative to their earnings potential.

    We intend to continue to emphasize large-cap growth stocks, including many market-leading blue-chip companies, but it is possible we may also increase our holdings among mid-cap stocks as opportunities present themselves.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE RELIZED.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/03

      SHARES                                                                VALUE
               COMMON STOCKS - 93.9%
               ENERGY - 1.5%
               INTEGRATED OIL & GAS - 0.8%
       7,600   Occidental Petroleum Corp.                           $     321,024
                                                                    -------------
               OIL & GAS EXPLRATION & PRODUCTION - 0.7%
       4,700   Devon Energy Corp.                                   $     269,122
                                                                    -------------
               TOTAL ENERGY                                         $     590,146
                                                                    -------------
               MATERIALS - 2.0%
               DIVERSIFIED CHEMICAL - 0.7%
       4,300   PPG Industries, Inc.                                 $     275,286
                                                                    -------------
               DIVERSIFIED METALS & MINING - 1.3%
       6,900   Freeport-McMoRan Copper & Gold, Inc.
               (Class B)                                            $     290,697
       3,000   Phelps Dodge Corp.*                                        228,270
                                                                    -------------
                                                                    $     518,967
                                                                    -------------
               TOTAL MATERIALS                                      $     794,253
                                                                    -------------
               CAPITAL GOODS - 5.5%
               ELECTRICAL COMPONENTS & EQUIPMENT - 2.1%
      26,400   General Electric Co.                                 $     817,872
                                                                    -------------
               INDUSTRIAL CONGLOMERATES - 2.1%
       3,900   American Standard Companies, Inc.*                   $     392,730
       4,400   United Technologies Corp.                                  416,988
                                                                    -------------
                                                                    $     809,718
                                                                    -------------
               INDUSTRIAL MACHINERY - 1.3%
       8,500   SPX Corp.                                            $     499,885
                                                                    -------------
               TOTAL CAPITAL GOODS                                  $   2,127,475
                                                                    -------------
               COMMERCIAL SERVICES & SUPPLIES - 0.9%
               DIVERSIFIED COMMERCIAL SERVICES - 0.9%
       6,100   H & R Block, Inc.                                    $     337,757
                                                                    -------------
               TOTAL COMMERCIAL SERVICES & SUPPLIES                 $     337,757
                                                                    -------------
               TRANSPORTATION - 1.4%
               TRUCKING - 1.4%
       7,200   United Parcel Service                                $     536,760
                                                                    -------------
               TOTAL TRANSPORTATION                                 $     536,760
                                                                    -------------
               HOTELS, RESTAURANTS & LEISURE - 0.9%
               RESTAURANTS - 0.9%
      10,300   Brinker International, Inc.*                         $     341,548
                                                                    -------------
               TOTAL HOTELS, RESTAURANTS & LEISURE                  $     341,548
                                                                    -------------
               MEDIA - 3.4%
               ADVERTISING - 0.9%
       3,900   Omnicom Group                                        $     340,587
                                                                    -------------
               BROADCASTING & CABLE TV - 1.0%
       8,100   Clear Channel Communications, Inc.                   $     379,323
                                                                    -------------
               MOVIES & ENTERTAINMENT - 1.5%
      13,600   Viacom, Inc. (Class B)                               $     603,568
                                                                    -------------
               TOTAL MEDIA                                          $   1,323,478
                                                                    -------------
               RETAILING - 3.0%
               GENERAL MERCHANDISE STORES - 0.3%
       3,500   Family Dollar Stores, Inc.                           $     125,580
                                                                    -------------
               HOME IMPROVEMENT RETAIL - 2.3%
      10,000   Home Depot, Inc.                                     $     354,900
       9,800   Lowe's Companies, Inc.                                     542,822
                                                                    -------------
                                                                    $     897,722
                                                                    -------------
               SPECIALTY STORES - 0.4%
       3,500   Michaels Stores, Inc.                                $     154,700
                                                                    -------------
               TOTAL RETAILING                                      $   1,178,002
                                                                    -------------
               FOOD & DRUG RETAILING - 3.8%
               DRUG RETAIL - 1.1%
      11,600   Walgreen Co.                                         $     422,008
                                                                    -------------
               HYPERMARKETS & SUPERCENTERS - 2.7%
      19,500   Wal-Mart Stores, Inc.                                $   1,034,475
                                                                    -------------
               TOTAL FOOD & DRUG RETAILING                          $   1,456,483
                                                                    -------------
               FOOD, BEVERAGE & TOBACCO - 3.4%
               DISTILLERS & VINTNERS - 1.0%
       7,400   Anheuser-Busch Companies, Inc.                       $     389,832
                                                                    -------------
               SOFT DRINKS - 1.8%
      15,200   PepsiCo, Inc.                                        $     708,624
                                                                    -------------
               TOBACCO - 0.6%
       3,900   Altria Group, Inc.                                   $     212,238
                                                                    -------------
               TOTAL FOOD, BEVERAGE & TOBACCO                       $   1,310,694
                                                                    -------------
               HOUSEHOLD & PERSONAL PRODUCTS - 4.8%
               HOUSEHOLD PRODUCTS - 2.4%
       4,000   Estee Lauder Co.                                     $     157,040
       7,700   Procter & Gamble Co.                                       769,076
                                                                    -------------
                                                                    $     926,116
                                                                    -------------
               PERSONAL PRODUCTS - 2.4%
      16,964   Gillette Co.                                         $     623,088
       5,500   Kimberly-Clark Corp.                                       324,995
                                                                    -------------
                                                                    $     948,083
                                                                    -------------
               TOTAL HOUSEHOLD & PERSONAL PRODUCTS                  $   1,874,199
                                                                    -------------
               HEALTH CARE EQUIPMENT & SERVICES - 6.1%
               HEALTH CARE DISTRIBUTORS - 2.2%
       4,200   Biovail Corp., International*                        $      90,258
      11,200   Johnson & Johnson                                          578,592
       3,303   Teva Pharmaceutical Industries, Ltd.                       187,313
                                                                    -------------
                                                                    $     856,163
                                                                    -------------

   The accompanying notes are an integral part of these financial statements.

      SHARES                                                                VALUE
               HEALTH CARE EQUIPMENT - 2.9%
       7,500   Baxter International, Inc.                           $     228,900
      14,900   Biomet, Inc.                                               542,509
       6,700   Medtronic, Inc.*                                           325,687
                                                                    -------------
                                                                    $   1,097,096
                                                                    -------------
               MANAGED HEALTH CARE - 1.0%
       4,100   Wellpoint Health Networks Inc.*                      $     397,659
                                                                    -------------
               TOTAL HEALTH CARE EQUIPMENT & SERVICES               $   2,350,918
                                                                    -------------
               PHARMACEUTICALS & BIOTECHNOLOGY - 11.3%
               BIOTECHNOLOGY - 2.1%
       6,458   Amgen, Inc.*                                         $     399,104
      11,400   Biogen Idec, Inc.*                                         419,292
                                                                    -------------
                                                                    $     818,396
                                                                    -------------
               PHARMACEUTICALS - 9.2%
       5,900   Forest Laboratories, Inc.*                           $     364,620
       3,700   Eli Lilly & Co.                                            260,221
      83,421   Pfizer, Inc.                                             2,947,264
                                                                    -------------
                                                                    $   3,572,105
                                                                    -------------
               TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                $   4,390,501
                                                                    -------------
               BANKS - 2.2%
               DIVERSIFIED BANKS - 1.2%
      15,000   U.S. Bancorp                                         $     446,700
                                                                    -------------
               THRIFTS & MORTGAGE FINANCE - 1.0%
       6,900   Freddie Mac                                          $     402,408
                                                                    -------------
               TOTAL BANKS                                          $     849,108
                                                                    -------------
               DIVERSIFIED FINANCIALS - 3.8%
               ASSET MANAGEMENT & CUSTODY BANKS - 1.2%
       6,300   Legg Mason, Inc.                                     $     486,234
                                                                    -------------
               INVESTMENT BANKING & BROKERAGE - 1.5%
       5,900   Goldman Sachs Group, Inc.                            $     582,507
                                                                    -------------
               DIVERSIFIED FINANCIAL SERVICES - 1.1%
       8,473   Citigroup, Inc.                                      $     411,279
                                                                    -------------
               TOTAL DIVERSIFIED FINANCIALS                         $   1,480,020
                                                                    -------------
               INSURANCE - 1.8%
               MULTI-LINE INSURANCE - 1.8%
      10,300   American International Group, Inc.                   $     682,684
                                                                    -------------
               TOTAL INSURANCE                                      $     682,684
                                                                    -------------
               SOFTWARE & SERVICES - 10.1%
               APPLICATION SOFTWARE - 7.5%
      18,900   Cadence Design System, Inc.*                         $     339,822
      89,400   Microsoft Corp.                                          2,462,076
       3,500   Symantec Corp.*                                            121,275
                                                                    -------------
                                                                    $   2,923,173
                                                                    -------------
               DATA PROCESSING & OUTSOURCED SERVICES - 1.6%
      10,400   First Data Corp.                                     $     427,336
       7,100   SunGard Data Systems, Inc.*                                196,741
                                                                    -------------
                                                                    $     624,077
                                                                    -------------
               HOME ENTERTAINMENT SOFTWARE - 1.0%
      13,400   Take-Two Interactive Software, Inc.*                 $     386,054
                                                                    -------------
               TOTAL SOFTWARE & SERVICES                            $   3,933,304
                                                                    -------------
               TECHNOLOGY HARDWARE & EQUIPMENT - 14.5%
               COMMUNICATIONS EQUIPMENT - 6.6%
      47,600   Cisco Systems, Inc.*                                 $   1,156,204
       7,700   L-3 Communications Holdings, Inc.*                         395,472
      35,544   Nokia Corp. (A.D.R.)                                       604,248
       7,600   Qualcomm, Inc.                                             409,868
                                                                    -------------
                                                                    $   2,565,792
                                                                    -------------
               COMPUTER HARDWARE - 3.6%
      17,900   Dell, Inc.*                                          $     607,884
      17,300   Hewlett-Packard Co.                                        397,381
       4,000   IBM Corp.                                                  370,720
                                                                    -------------
                                                                    $   1,375,985
                                                                    -------------
               COMPUTER STORAGE & PERIPHERALS - 3.4%
      27,700   Lexar Media, Inc.*                                   $     482,811
      13,700   Sandisk Corp.*                                             837,618
                                                                    -------------
                                                                    $   1,320,429
                                                                    -------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
       1,900   Samsung Electronics Co. (G.D.R.) (144A)              $     355,395
                                                                    -------------
               TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                $   5,617,601
                                                                    -------------
               SEMICONDUCTORS - 11.5%
               SEMICONDUCTOR EQUIPMENT - 1.6%
      16,800   Applied Materials, Inc.*                             $     377,160
       4,200   KLA-Tencor Corp.*                                          246,414
                                                                    -------------
                                                                    $     623,574
                                                                    -------------
               SEMICONDUCTORS - 9.9%
      10,200   Analog Devices, Inc.                                 $     465,630
      59,200   Applied Micro Circuits Corp.*                              354,016
      10,300   ATI Technologies, Inc.*                                    155,736
      53,600   Intel Corp.                                              1,725,920
      20,500   Intersil Holding Corp.                                     509,425
      17,200   Micron Technology, Inc.*                                   231,684
      13,300   Texas Instruments, Inc.                                    390,754
                                                                    -------------
                                                                    $   3,833,165
                                                                    -------------
               TOTAL SEMICONDUCTORS                                 $   4,456,739
                                                                    -------------

   The accompanying notes are an integral part of these financial statements.

      SHARES                                                                VALUE
               TELECOMMUNICATION SERVICES - 2.1%
               WIRELESS TELECOMMUNICATION SERVICES - 2.1%
      51,800   AT&T Wireless Services, Inc.*                        $     413,882
      15,600   Vodafone Group Plc (A.D.R.)                                390,624
                                                                    -------------
                                                                    $     804,506
                                                                    -------------
               TOTAL TELECOMMUNICATION SERVICES                     $     804,506
                                                                    -------------
               TOTAL COMMON STOCKS
               (Cost $34,303,928)                                   $  36,436,176
                                                                    -------------
               EXCHANGE TRADED FUND - 4.1%
      43,300   Nasdaq 100 Shares                                    $   1,577,853
                                                                    -------------
               TOTAL EXCHANGE TRADED FUND
               (Cost $1,352,182)                                    $   1,577,853
                                                                    -------------
               TOTAL INVESTMENT IN SECURITIES - 98.0%
               (Cost $35,656,110)                                   $  38,014,029
                                                                    -------------
               OTHER ASSETS AND LIABILITIES - 2.0%                  $     784,313
                                                                    -------------
               TOTAL NET ASSETS - 100.0%                            $  38,798,342
                                                                    =============

*   Non-income producing security
(A.D.R.) American Depositary Receipt
(G.D.R.) Global Depositary Receipt
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2003, the value of these securities amounted to $355,395 or 0.9% of net assets.

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                                                               5/1/00
                                                                YEAR ENDED     YEAR ENDED     YEAR ENDED         TO
CLASS II (a)                                                     12/31/03       12/31/02       12/31/01       12/31/00
Net asset value, beginning of period                           $       9.70   $      14.94   $      18.50   $      21.68
                                                               ------------   ------------   ------------   ------------
Increase (decrease) from investment operations:
  Net investment income                                        $      (0.02)  $      (0.13)  $      (0.05)  $      (0.03)
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                      2.42          (5.11)         (3.51)         (1.23)
                                                               ------------   ------------   ------------   ------------
    Net increase (decrease) from investment operations         $       2.40   $      (5.24)  $      (3.56)  $      (1.26)
Distributions to shareholders:
  Net investment income                                                   -              -              -              -
  Net realized gain                                                       -              -              -          (1.92)
                                                               ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value                     $       2.40   $      (5.24)  $      (3.56)  $      (3.18)
                                                               ------------   ------------   ------------   ------------
Net asset value, end of period                                 $      12.10   $       9.70   $      14.94   $      18.50
                                                               ============   ============   ============   ============
Total return*                                                         24.74%        (35.07)%       (19.24)%        (6.36)%
Ratio of net expenses to average net assets+                           1.44%          1.63%          1.58%          1.03%**
Ratio of net investment income to average net assets+                 (0.40)%        (0.64)%        (0.61)%        (0.33)%**
Portfolio turnover rate                                                  58%            86%           111%            95%**
Net assets, end of period (in thousands)                       $      3,049   $        263   $        658   $        203
Ratios with no waiver of management fees and assumption of
  expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                         1.44%          1.63%          1.58%          0.73%**
  Net investment income (loss)                                        (0.40)%        (0.64)%        (0.61)%        (0.11)%**

(a) Class 2 shares were first publicly offered on May 1, 2000.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF ASSETS AND LIABILITIES 12/31/03

                                                                            PIONEER
                                                                            GROWTH
                                                                            SHARES
                                                                         VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (Cost $35,656,110)                  $   38,014,029
  Cash                                                                          975,158
  Cash held as collateral for furtures contracts                                      -
  Futures collateral                                                                  -
  Foreign currencies, at value                                                        -
  Receivables -
   Investment securities sold                                                   255,045
   Fund shares sold                                                               5,311
   Variation margin                                                                   -
   Dividends, interest and foreign taxes withheld                                36,733
   Forward foreign currency settlement contracts, net                                 -
   Forward foreign currency portfolio hedge contracts, open - net                     -
   Due from Pioneer Investment Management, Inc.                                       -
  Other                                                                           2,317
                                                                         --------------
      Total assets                                                       $   39,288,593
                                                                         --------------
LIABILITIES:
  Payables -
   Investment securities purchased                                       $      414,559
   Fund shares repurchased                                                          225
   Dividends                                                                          -
   Upon return of securities loaned                                                   -
   Variation Margin                                                                   -
   Forward foreign currency settlement contracts, net                                 -
   Forward foreign currency portfolio hedge contracts, net                            -
  Reserve for repatriation taxes                                                      -
  Due to bank                                                                         -
  Due to affiliates                                                              29,178
  Accrued expenses                                                               46,289
  Other                                                                               -
                                                                         --------------
      Total liabilities                                                  $      490,251
                                                                         --------------
NET ASSETS:
  Paid-in capital                                                        $   77,839,446
  Accumulated net investment income (loss)                                            -
  Accumulated undistributed net realized gain (loss)                        (41,399,023)
  Net unrealized gain (loss) on:
   Investments                                                                2,357,919
   Futures contracts                                                                  -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                -
                                                                         --------------
      Total net assets                                                   $   38,798,342
                                                                         --------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
   Net assets                                                            $   35,749,650
  Shares outstanding                                                          2,925,827
                                                                         --------------
   Net asset value per share                                             $        12.22
  CLASS II:
  (Unlimited number of shares authorized)
   Net assets                                                            $    3,048,692
  Shares outstanding                                                            252,021
                                                                         --------------
   Net asset value per share                                             $        12.10

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

                                                                             PIONEER
                                                                             GROWTH
                                                                             SHARES
                                                                         VCT PORTFOLIO
                                                                              YEAR
                                                                              ENDED
                                                                            12/31/03
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $5,357)                    $      361,802
  Interest                                                                        6,563
  Income on securities loaned, net                                                    -
  Other                                                                               -
                                                                         --------------
      Total investment income                                            $      368,365
                                                                         --------------
EXPENSES:
  Management fees                                                        $      249,265
  Transfer agent fees                                                             2,670
  Distribution fees (Class II)                                                    2,585
  Administrative fees                                                            37,381
  Custodian fees                                                                 20,172
  Professional fees                                                              21,774
  Printing                                                                       46,330
  Fees and expenses of nonaffiliated trustees                                       518
  Miscellaneous                                                                   7,940
                                                                         --------------
     Total expenses                                                      $      388,635
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                          -
                                                                         --------------
     Net expenses                                                        $      388,635
                                                                         --------------
        Net investment income (loss)                                     $      (20,270)
                                                                         --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                           $   (3,697,565)
   Futures contracts                                                                  -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                -
                                                                         --------------
                                                                         $   (3,697,565)
                                                                         --------------
  Change in net unrealized gain or (loss) from:
   Investments                                                           $   11,680,101
   Futures contracts                                                                  -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                -
                                                                         $   11,680,101
                                                                         --------------
  Net gain (loss) on investments, futures contracts
   and foreign currency transactions                                     $    7,982,536
                                                                         ==============
  Net increase (decrease) in net assets resulting
   from operations                                                       $    7,962,266
                                                                         ==============

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         PIONEER GROWTH
                                                                     SHARES VCT PORTFOLIO
                                                                    YEAR             YEAR
                                                                    ENDED            ENDED
                                                                  12/31/03          12/31/02
FROM OPERATIONS:
Net investment income (loss)                                   $      (20,270)   $        4,320
Net realized gain (loss) on investments                            (3,697,565)      (21,487,880)
Change in net unrealized gain or loss on
   investments, futures contracts and
   foreign currency transactions                                   11,680,101        (2,222,350)
                                                               --------------    --------------
     Net increase (decrease) in net assets
       resulting from operations                               $    7,962,266    $  (23,705,910)
                                                               --------------    --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                     $       (4,477)   $      (55,371)
   Class II                                                                 -                 -
Net realized gain
   Class I                                                                  -                 -
   Class II                                                                 -                 -
Tax return of capital
   Class I                                                                  -                 -
   Class II                                                                 -                 -
                                                               --------------    --------------
     Total distributions to shareowners                        $       (4,477)   $      (55,371)
                                                               --------------    --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                               $    4,104,812    $    1,191,751
Reinvestment of distributions                                           4,477            55,371
Cost of shares repurchased                                         (8,277,302)      (15,591,853)
                                                               --------------    --------------
   Net increase (decrease) in net assets
     resulting from fund share transactions                    $   (4,168,013)   $  (14,344,731)
                                                               --------------    --------------
   Net increase (decrease) in net assets                       $    3,789,776    $  (38,106,012)
                                                               --------------    --------------
NET ASSETS:
Beginning of year                                                  35,008,566        73,114,578
                                                               --------------    --------------
End of year                                                    $   38,798,342    $   35,008,566
                                                               ==============    ==============
Accumulated undistributed/(Distributions in excess of)
  net investment income (loss)                                 $            -    $        4,299
                                                               ==============    ==============

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES VCT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS 12/31/031.

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer Growth Shares VCT Portfolio is a Portfolio of the Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of sixteen separate portfolios fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:

    Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)

    Pioneer Europe VCT Portfolio (Europe Portfolio)

    Pioneer International Value VCT Portfolio (International Value Portfolio)

    Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)

    Pioneer Small Company VCT Portfolio (Small Company Portfolio)

    Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)

    Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)

    Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio)

    Pioneer Fund VCT Portfolio (Fund Portfolio)

    Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)

    Pioneer Balanced VCT Portfolio (Balanced Portfolio)

    Pioneer High Yield VCT Portfolio (High Yield Portfolio)

    Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)

    Pioneer America Income VCT Portfolio (America Income Portfolio)

    Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I Shares only)

    Pioneer Value VCT Portfolio (Value Portfolio) (Class II Shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of Growth Shares variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The investment objective of Growth Shares Portfolio is to seek capital appreciation.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A.  SECURITY VALUATION
    Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

    Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.  FUTURES CONTRACTS
    The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio.

    Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2003, Growth Shares Portfolio had no open contracts.

C.  FOREIGN CURRENCY TRANSLATION
    The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.  FORWARD FOREIGN CURRENCY CONTRACTS
    The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E.  TAXES
    It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    At December 31, 2003, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the Portfolio and are designed to present the portfolios' capital accounts on a tax basis.

                                 ACCUMULATED    ACCUMULATED
                                NET INVESTMENT    REALIZED
PORTFOLIO                       INCOME/(LOSS)    GAIN/(LOSS)      PAID-IN CAPITAL
---------------------------------------------------------------------------------
Growth Shares Portfolio           $ 20,448       $ (20,448)             $ -

    Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003, Growth Shares VCT Portfolio had a capital loss carryforward of $40,517,554, of which the following amounts will expire between 2008 and 2011 if not utilized: $4,132,928 in 2008, $9,820,202 in
    2009, $19,245,183 in 2010 and $7,319,241 in 2011.

    The Portfolio elected to defer $85,372 in capital losses recognized between November 1, 2003, and December 31, 2003 to its fiscal year ending December 31, 2004.

    The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

                                           PIONEER         PIONEER
                                            GROWTH          GROWTH
                                        VCT PORTFOLIO   VCT PORTFOLIO
                                             2003            2002
---------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                         $       4,477   $      55,371
Long-Term capital gain                              -               -
                                        -------------   -------------
                                        $       4,477   $      55,371
Return of Capital                                   -               -
                                        -------------   -------------
  Total distributions                   $       4,477   $      55,371
                                        -------------   -------------
DISTRIBUTABLE EARNINGS
 (ACCUMULATED LOSSES):
Undistributed ordinary income           $           -
Undistributed long-term gain
  (capital loss carryforward)             (40,517,554)
Unrealized appreciation/(depreciation)      1,561,822
                                        -------------
  Total                                 $ (38,955,732)
                                        =============

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts

F. PORTFOLIO SHARES

    The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
    (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $246,661 in commissions on the sale of Trust shares for the year ended December 31, 2003. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day.

G.  SECURITIES LENDING
    The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H.  REPURCHASE AGREEMENTS
    With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.  MANAGEMENT AGREEMENT
PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.70% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2003, $28,253 was payable to PIM related to management fees, administrative fees and certain other services.

3.  TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $250 in transfer agent fees payable to PIMSS at December 31, 2003.

4.  DISTRIBUTION PLANS
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $675 payable to PFD at December 31, 2003.

5.  AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION
At December 31, 2003, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                   GROSS             GROSS       NET APPRECIATION/
                               TAX COST        APPRECIATION       DEPRECIATION    (DEPRECIATION)
--------------------------------------------------------------------------------------------------
Growth Shares Portfolio       $ 36,452,207     $ 3,399,151       $ (1,837,329)     $ 1,561,822

6.  PORTFOLIO TRANSACTIONS
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2003, were $19,973,526 and $24,584,427, respectively.

7.  CAPITAL SHARES
At December 31, 2003, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           '03 SHARES     '03 AMOUNT        '02 SHARES     '02 AMOUNT
--------------------------------------------------------------------------------------------------------
GROWTH SHARES PORTFOLIO
CLASS I:
Shares sold                                     91,892    $  1,012,931          84,353    $    1,009,535
Reinvestment of distributions                      403           4,477           4,896            55,371
Shares repurchased                            (731,375)     (7,757,809)     (1,372,544)      (15,216,738)
                                           -----------    ------------    ------------    --------------
  Net increase (decrease)                     (639,080)   $ (6,740,401)     (1,283,295)   $  (14,151,832)
                                           ===========    ============    ============    ==============
CLASS II:
Shares sold                                    271,796    $  3,091,881          16,073    $      182,216
Reinvestment of distributions                        -               -               -                 -
Shares repurchased                             (46,885)       (519,493)        (33,024)         (375,115)
                                           -----------    ------------    ------------    --------------
  Net increase (decrease)                      224,911    $  2,572,388         (16,951)   $     (192,899)
                                           ===========    ============    ============    ==============

PIONEER GROWTH SHARES VCT PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND THE CLASS II SHAREOWNERS OF PIONEER GROWTH SHARES VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Growth Shares VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Shares VCT Portfolio of Pioneer Variable Contracts Trust at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

PIONEER VARIABLE CONTRACTS TRUST

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT AUDITORS
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS
The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Portfolio within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available online at pioneerfunds.com.

INTERESTED TRUSTEES

                         POSITION HELD            TERM OF OFFICE AND     PRINCIPAL OCCUPATION DURING PAST     OTHER DIRECTORSHIPS
NAME AND AGE             WITH THE FUND            LENGTH OF SERVICE      FIVE YEARS                           HELD BY THIS TRUSTEE
John F. Cogan, Jr. (77)* Chairman of the Board,   Trustee since 1994.    Deputy Chairman and a Director of    Director of Harbor
                         Trustee and President    Serves until           Pioneer Global Asset Management      Global Company, Ltd.
                                                  success or trustee is  S.p.A. ("PGAM"); Non-Executive
                                                  elected or earlier     Chairman and a Director of Pioneer
                                                                         Investment Management USA
                                                                         Inc. ("PIM-USA"); Chairman and a
                                                                         Director of Pioneer; Director of
                                                                         Pioneer Alternative Investment
                                                                         Management Limited (Dublin);
                                                                         President and a Director of Pioneer
                                                                         Alternative Investment Management
                                                                         (Bermuda) Limited and affiliated
                                                                         funds; President and Director of
                                                                         Pioneer Funds Distributor, Inc.
                                                                         ("PFD"); President of all of the
                                                                         Pioneer Funds; and Of Counsel
                                                                         (since 2000, partner prior to
                                                                         2000), Hale and Dorr LLP (counsel
                                                                         to PIM-USA and the Pioneer Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

Osbert M. Hood (51)**    Trustee and Executive    Trustee since June,    President and Chief Executive        None
                         Vice President           2003. Serves until a   Officer, PIM-USA since May, 2003
                                                  success or trustee is  (Director since January, 2001);
                                                  elected or earlier     President and Director of Pioneer
                                                  retirement or removal. since May 2003; Chairman and
                                                                         Director of Pioneer Investment
                                                                         Management Shareholder
                                                                         Services, Inc. ("PIMSS") since
                                                                         May 2003; Executive Vice President
                                                                         of all of the Pioneer Funds since
                                                                         June 2003; Executive Vice President
                                                                         and Chief Operating Officer of
                                                                         PIM-USA, November 2000-May 2003;
                                                                         Executive Vice President, Chief
                                                                         Financial Officer and Treasurer,
                                                                         John Hancock Advisers, L.L.C.,
                                                                         Boston, MA, November 1999-November
                                                                         2000; Senior Vice President and
                                                                         Chief Financial Officer, John
                                                                         Hancock Advisers, L.L.C., April
                                                                         1997-November 1999

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

INDEPENDENT TRUSTEES

                         POSITION HELD            TERM OF OFFICE AND     PRINCIPAL OCCUPATION DURING PAST     OTHER DIRECTORSHIPS
NAME AND AGE             WITH THE FUND            LENGTH OF SERVICE      FIVE YEARS                           HELD BY THIS TRUSTEE
Mary K. Bush (55)        Trustee                  Trustee since          President, Bush International        Director of Brady
3509 Woodbine Street,                             September, 2000.       (international financial advisory    Corporation
Chevy Chase, MD 20815                             Serves until a         firm)                                (industrial
                                                  successor trustee is                                        identification and
                                                  elected or earlier                                          specialty coated
                                                  retirement or removal.                                      material products
                                                                                                              manufacturer),
                                                                                                              Millenium Chemicals,
                                                                                                              Inc. (commodity
                                                                                                              chemicals), Mortgage
                                                                                                              Guaranty Insurance
                                                                                                              Corporation, and
                                                                                                              R.J. Reynolds Tobacco
                                                                                                              Holdings, Inc.
                                                                                                              (tobacco)

Richard H. Egdahl,       Trustee                  Trustee since          Alexander Graham Bell Professor of   None
M.D. (77)                                         1995. Serves until a   Health Care Entrepreneurship,
Boston University                                 successor trustee is   Boston University; Professor of
Healthcare                                        elected or earlier     Management, Boston University School
Entrepreneurship                                  retirement or removal. of Management; Professor of Public
Program,                                                                 Health, Boston University School of
53 Bay State Road,                                                       Public Health; Professor of
Boston, MA 02215                                                         Surgery, Boston University School
                                                                         of Medicine; and University
                                                                         Professor, Boston University

Margaret B.W.            Trustee                  Trustee since          Founding Director, The Winthrop      None
Graham (56)                                       September, 2000.       Group, Inc. (consulting firm);
1001 Sherbrooke                                   Serves until a         Professor of Management, Faculty of
Street West,                                      successor trustee is   Management, McGill University
Montreal, Quebec,                                 elected or earlier
Canada                                            retirement or
                                                  removal.

Marguerite A. Piret (55) Trustee                  Trustee since 1995.    President and Chief Executive        None
One Boston Place,                                 Serves until a         Officer, Newbury, Piret & Company,
28th Floor,                                       successor trustee is   Inc.
Boston, MA 02108                                  elected or earlier     (investment banking firm)
                                                  retirement or removal.

Stephen K. West (75)     Trustee                  Trustee since 1995.    Senior Counsel, Sullivan             Director, The Swiss
125 Broad Street,                                 Serves until a         & Cromwell (law firm)                Helvetia Fund, Inc.
New York, NY 10004                                successor trustee is                                        (closed-end investment
                                                  elected or earlier                                          company) and AMVESCAP
                                                  retirement or removal.                                      PLC (investment
                                                                                                              managers)

John Winthrop (67)       Trustee                  Trustee since          President, John Winthrop & Co., Inc. None
One North Adgers Wharf,                           September, 2000.       (private investment firm)
Charleston, SC 29401                              Serves until a
                                                  successor trustee is
                                                  elected or earlier
                                                  retirement or removal.

FUND OFFICERS

                         POSITION HELD            TERM OF OFFICE AND     PRINCIPAL OCCUPATION DURING PAST     OTHER DIRECTORSHIPS
NAME AND AGE             WITH THE FUND            LENGTH OF SERVICE      FIVE YEARS                           HELD BY THIS OFFICER
Dorothy E. Bourassa      Secretary                Serves at the          Secretary of PIM-USA; Senior Vice    None
(56)                                              discretion of board    President-Legal of Pioneer; and
                                                                         Secretary/Clerk of most of
                                                                         PIM-USA's subsidiaries since
                                                                         October 2000; Secretary of all of
                                                                         the Pioneer Funds since
                                                                         September 2003 (Assistant Secretary
                                                                         from November 2000 to
                                                                         September 2003); and Senior
                                                                         Counsel, Assistant Vice President
                                                                         and Director of Compliance of
                                                                         PIM-USA from April 1998 through
                                                                         October 2000

Christopher J. Kelley    Assistant Secretary      Serves at the          Assistant Vice President and Senior  None
(39)                                              discretion of board    Counsel of Pioneer since July 2002;
                                                                         Vice President and Senior Counsel
                                                                         of BISYS Fund Services, Inc. (April
                                                                         2001 to June 2002); Senior Vice
                                                                         President and Deputy General
                                                                         Counsel of Funds Distributor,
                                                                         Inc. (July 2000 to April 2001; Vice
                                                                         President and Associate General
                                                                         Counsel from July 1996 to July
                                                                         2000); Assistant Secretary of all
                                                                         of the Pioneer Funds since
                                                                         September 2003

David C. Phelan (46)     Assistant Secretary      Serves at the          Partner, Hale and Dorr LLP;          None
                                                  discretion of board    Assistant Secretary of all of the
                                                                         Pioneer Funds since September 2003

Vincent Nave (58)        Treasurer                Serves at the          Vice President-Fund                  None
                                                  discretion of board    Accounting, Administration and
                                                                         Custody Services of Pioneer
                                                                         (Manager from September 1996 to
                                                                         February 1999); and Treasurer of
                                                                         all of the Pioneer Funds (Assistant
                                                                         Treasurer from June 1999 to
                                                                         November 2000)

Luis I. Presutti (38)    Assistant Treasurer      Serves at the          Assistant Vice President-Fund        None
                                                  discretion of board    Accounting, Administration and
                                                                         Custody Services of Pioneer (Fund
                                                                         Accounting Manager from 1994 to
                                                                         1999); and Assistant Treasurer of
                                                                         all of the Pioneer Funds since
                                                                         November 2000

                         POSITION HELD            TERM OF OFFICE AND     PRINCIPAL OCCUPATION DURING PAST     OTHER DIRECTORSHIPS
NAME AND AGE             WITH THE FUND            LENGTH OF SERVICE      FIVE YEARS                           HELD BY THIS OFFICER
Gary Sullivan (45)       Assistant Treasurer      Serves at the          Fund Accounting Manager-Fund         None
                                                  discretion of board    Accounting, Administration and
                                                                         Custody Services of Pioneer; and
                                                                         Assistant Treasurer of all of the
                                                                         Pioneer Funds since May 2002

Katharine Kim Sullivan   Assistant Treasurer      Serves at the          Fund Administration Manager-Fund     None
(30)                                              discretion of board    Accounting, Administration and
                                                                         Custody Services since June 2003;
                                                                         Assistant Vice President-Mutual
                                                                         Fund Operations of State Street
                                                                         Corporation from June 2002 to June
                                                                         2003 (formerly Deutsche Bank Asset
                                                                         Management); Pioneer Fund
                                                                         Accounting, Administration and
                                                                         Custody Services (Fund Accounting
                                                                         Manager from August 1999 to May
                                                                         2002, Fund Accounting Services
                                                                         Supervisor from 1997 to July 1999);
                                                                         Assistant Treasurer of all of the
                                                                         Pioneer Funds since September 2003

                            THIS PAGE FOR YOUR NOTES.

                            THIS PAGE FOR YOUR NOTES.

[PIONEER INVESTMENTS(R) LOGO]


                                                                   14686-00-0204

[PIONEER INVESTMENTS(R) LOGO]


PIONEER VARIABLE CONTRACTS TRUST

PIONEER REAL ESTATE SHARES VCT PORTFOLIO -- CLASS II SHARES


ANNUAL REPORT

DECEMBER 31, 2003

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer Real Estate Shares VCT Portfolio

   Portfolio and Performance Update                                    2

   Portfolio Management Discussion                                     3

   Schedule of Investments                                             4

   Financial Statements                                                5

   Notes to Financial Statements                                       9

   Report of Independent Auditors                                     13

   Trustees, Officers and Service Providers                           14

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/03

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                      90.3%
Temporary Cash Investments               9.7%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Retail                                              28.4%
Office                                              20.1%
Apartment                                           18.1%
Diversified                                         11.7%
Industrial                                           8.0%
Hotel                                                7.6%
Self-Storage                                         4.6%
Manufactured Homes                                   1.5%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. Simon DeBartolo Group, Inc.                               5.86%
   2. Boston Properties, Inc.                                   5.03
   3. Equity Residential Property Trust                         4.43
   4. Vornado Realty Trust                                      4.40
   5. ProLogis Trust                                            4.20

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

PRICES AND DISTRIBUTIONS

                                                         12/31/03        12/31/02
Net Asset Value per Share                                $  18.55        $  14.45

DISTRIBUTIONS PER SHARE++                              SHORT-TERM      LONG-TERM
(1/1/03 - 12/31/03)                     DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                        $   .5626      $     -         $    -

++ The Portfolio also paid non-taxable distributions of $0.1997 per Share.

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER REAL ESTATE SHARES VCT PORTFOLIO at net asset value, compared to that of the Wilshire Real Estate Securities Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[CHART]

               PIONEER REAL ESTATE SHARES VCT PORTFOLIO*       S&P 500 INDEX        WILSHIRE REAL ESTATE SECURITIES INDEX+
   3/31/95                                     $  10,000           $  10,000                                     $  10,000
                                               $  11,674           $  12,533                                     $  11,322
                                               $  15,680           $  15,406                                     $  15,497
  12/31/97                                     $  18,919           $  20,543                                     $  18,565
                                               $  15,259           $  26,417                                     $  15,330
  12/31/99                                     $  14,460           $  31,974                                     $  14,841
                                               $  18,905           $  29,068                                     $  19,403
12/31/2001                                     $  20,327           $  25,623                                     $  21,431
                                               $  20,789           $  19,961                                     $  21,983
12/31/2003                                     $  27,952           $  25,683                                     $  30,133

+ Index comparison begins on 2/28/95. The Wilshire Index is a market-capitalization weighted measure of the performance of real estate investment trusts (equity and hybrid) and real estate operating companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

AVERAGE ANNUAL TOTAL RETURNS+
(As of December 31, 2003)

NET ASSET VALUE*

Life-of-Class
(3/1/95)                        12.33%
5 Years                         12.87%
1 Year                          34.45%

All total returns shown assume reinvestment of distributions at net asset value.

+ The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fees of Class II shares.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/03

The 12 months ended December 31, 2003, which constituted the Portfolio's fiscal year, proved to be another extrordinary year for real-estate-related stocks. In fact, the Wilshire Real Estate Securities Index surpassed the Standard & Poor's 500 Index, a broad measure of U.S. stock-market performance, for the fourth year in a row. In this report, Walter Hunnewell, Jr., a member of the Portfolio's management team, discusses the sector's impressive returns and the team's expectations for 2004.

Q: WHAT CONTRIBUTED TO SUCH A STRONG RALLY ACROSS THE REAL ESTATE MARKET?

A: Undoubtedly, the improving economic outlook contributed to the positive momentum in the real estate sector. In addition, we've seen increasing demand for real estate stocks as an asset class. The relatively high dividend yield of REITs is very attractive to bond investors disappointed with the historically low yields offered by other fixed-income alternatives. This heightened interest helped to push prices higher in 2003.

Q: HOW DID THE PORTFOLIO PERFORM IN THIS ENVIRONMENT?

A: Very well. For the 12 months ended December 31, 2003, the Portfolio's Class
   II shares rose 34.45% at net asset value. As strong as the return was, it did fall short of the Wilshire Real Estate Securities Index's return, which was 37.07% for the year. The Portfolio's underperformance relative to this benchmark is due largely to the disappointing performance of a single holding, Apartment Investment & Management, which owns a diverse portfolio of multi-family apartment complexes. Last autumn, this real-estate investment trust (REIT) preannounced disappointing earnings that were driven by lower-than-expected fee income and higher-than-expected apartment-turnover-related expenses. Management, in turn, reduced its dividend significantly, precipitating a sharp decline in its stock.

Q: HAS THE PORTFOLIO'S STRATEGY CHANGED IN RESPONSE TO THE IMPROVING ECONOMIC
   ENVIRONMENT?

A: While the Portfolio's overall strategy is unchanged, we have been fine-tuning the Portfolio to help it better respond to the improving outlook. During the last half of the fiscal year, our efforts were focused on increasing the Portfolio's exposure to sectors that tend to rebound early in an economic recovery. We marginally increased the Portfolio's investments in the hospitality group by adding to our Host Marriott position. We also decreased the Portfolio's exposure to office REITs by eliminating our position in Equity Office Properties Trust. We're concerned that the high vacancy rates and the low square foot rates in many of this REIT's metropolitan markets are pressuring revenues and the potential for a dividend reduction.

Q: GIVEN THEIR SHORT-TERM LEASES, AREN'T APARTMENTS A TIMELY OPPORTUNITY SINCE
   THEY CAN RESPOND QUICKLY TO AN IMPROVING ECONOMIC OUTLOOK?

A: Generally yes. Unlike office leases, which typically span five to seven years, apartment leases usually run one year. Their shorter duration makes them very responsive to changes in economic growth. Nonetheless, we continue to deemphasize this sector because we would like to see signs of stronger employment numbers, which would positively affect demand for these properties. Also, continuing low interest rates are encouraging potential renters to buy instead of rent, which is further reducing demand.

Q: DID RETAIL REITs CONTRIBUTE STRONGLY TO PERFORMANCE?

A: Retail REITs turned in the best performance of all the groups in the real estate market for 2003, and our decision to invest heavily in that top-performing group proved to be very positive for your Portfolio. One of the Portfolio's most successful investments was Chelsea Property Group. That REIT is one of the largest owners of outlet shopping centers and has been able to generate some of the highest revenues per square foot in the industry. Towards the end of the reporting period, we pared back investments in General Growth Properties, a large regional mall operator, because of concern over its reliance on floating-rate debt and their need to acquire new properties to support their growth rate.

Q: WHAT IS YOUR OUTLOOK FOR 2004?

A: We believe that valuation, or the relative price of a REIT, will become more important for investors in 2004, given the strong appreciation we witnessed last year. Since investors seeking the comparatively high dividends offered by REIT investments drove a portion of the appreciation in 2003, we would not be surprised to see some of that demand ease were interest rates to rise. If that comes to pass, we could see some price correction in the REIT market as investors seek lower risk, current yield alternatives.

   We have positioned the Portfolio to respond to the improving economy while still providing protection from the possibility of a stalled or jobless recovery. Our research efforts will continue to focus on the more dominant REITs, which can generate internal growth from their effective management of the properties they own and which can support their dividend payouts without relying on the sale of assets or cash to meet earnings expectations.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

[SIDENOTE]

Real estate investments may be subject to special risks, including risks related to general and local economic conditions and risks related to an individual property.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/03

      SHARES                                                                      VALUE
               COMMON STOCKS - 93.7%
               HOTELS, RESTAURANTS & LEISURE - 3.4%
               HOTELS, RESORTS & CRUISE LINES - 3.4%
      68,231   Starwood Hotels & Resorts                                 $    2,454,268
                                                                         --------------
               TOTAL HOTELS, RESTAURANTS & LEISURE                       $    2,454,268
                                                                         --------------

               REAL ESTATE - 90.3%
               REAL ESTATE MANAGEMENT & Development - 2.7%
      11,500   American Financial Realty Trust                           $      196,075
      70,894   Catellus Development Corp.                                     1,709,963
                                                                         --------------
                                                                         $    1,906,038
                                                                         --------------

               REAL ESTATE INVESTMENT TRUSTS - 87.6%
      16,500   Alexandria Real Estate Equities, Inc.                     $      955,350
      40,500   AMB Property Corp.                                             1,331,640
      54,900   Apartment Investment & Management Co.                          1,894,050
      66,000   Archstone Communities Trust                                    1,846,680
      76,440   Arden Realty Group, Inc.                                       2,319,190
      37,773   AvalonBay Communities, Inc.                                    1,805,549
      70,194   Boston Properties, Inc.                                        3,382,649
      31,200   Brandywine Realty Trust                                          835,224
      29,000   Camden Property Trust                                          1,284,700
      31,500   CBL & Associates Properties                                    1,779,750
      30,000   Chelsea Property Group, Inc.                                   1,644,300
      57,000   Duke Realty Investments, Inc.                                  1,767,000
     101,000   Equity Residential Property Trust                              2,980,510
       6,600   Essex Property Trust, Inc.                                       423,852
      31,000   Federal Realty Investment Trust                                1,190,090
      84,557   General Growth Properties, Inc.                                2,346,457
      19,500   Home Properties, Inc.*                                           787,605
     159,284   Host Marriott Corp.*                                           1,962,379
      75,200   Innkeepers USA Trust                                             629,424
      37,000   Liberty Property Trust                                         1,439,300
      34,000   The Macerich Co.                                               1,513,000
      27,000   Manufactured Home Communities, Inc.                            1,016,550
      12,100   MeriStar Hospitality Corp.*                                       78,771
      43,792   Mills Corp.                                                    1,926,848
      29,300   Pan Pacific Retail Properties, Inc.                            1,396,145
      68,657   Prentiss Properties Trust                                      2,264,994
      88,000   ProLogis Trust                                                 2,823,920
      29,000   PS Business Parks, Inc.*                                       1,196,540
      43,200   Public Storage, Inc.                                           1,874,448
       1,615   Public Storage, Inc. (Depository Shares)                          48,289
      29,000   Regency Centers Corp.                                          1,155,650
      31,000   Shurgard Storage Centers, Inc.                                 1,167,150
      85,000   Simon DeBartolo Group, Inc.                                    3,938,900
      48,374   SL Green Realty Corp.                                          1,985,753
      52,706   Taubman Centers, Inc.                                          1,085,744
     116,238   Trizec Properties, Inc.                                        1,790,065
      48,000   United Dominion Realty Trust                                     921,600
      54,000   Vornado Realty Trust                                      $    2,956,500
      26,000   Weingarten Realty Investors                                    1,153,100
                                                                         --------------
                                                                         $   62,899,666
                                                                         --------------
               TOTAL REAL ESTATE                                         $   64,805,704
                                                                         --------------
               TOTAL COMMON STOCKS
               (Cost $50,559,368)                                        $   67,259,972
                                                                         ==============

   PRINCIPAL
      AMOUNT
               TEMPORARY CASH INVESTMENTS - 10.1%

               REPURCHASE AGREEMENT - 6.6%
$  4,700,000   UBS Warburg, Inc., 0.73%,
               Dated 12/31/03, repurchase price of
               $4,700,000 plus accrued interest
               on 1/2/04 collateralized by
               $4,770,000 U.S. Treasury Bill,
               1.75%, 12/31/04.                                          $    4,700,000
                                                                         --------------

      SHARES
               SECURITY LENDING COLLATERAL - 3.5%
   2,535,550   Securities Lending Investment
               Fund, 1.02%                                               $    2,535,550
                                                                         --------------
               TOTAL TEMPORARY CASH
               INVESTMENTS
               (Cost $7,235,550)                                         $    7,235,550
                                                                         --------------
               TOTAL INVESTMENT IN
               SECURITIES - 103.8%
               (Cost $57,794,918)                                        $   74,495,522
                                                                         --------------
               OTHER ASSETS AND
               LIABILITIES - (3.8)%                                      $   (2,711,555)
                                                                         --------------
               TOTAL NET ASSETS - 100.0%                                 $   71,783,967
                                                                         ==============

* Non-income producing security

   The accompanying notes are an integral part of these financial statements.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                                                                       8/1/00(a)
                                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED        TO
CLASS II                                                                   12/31/03       12/31/02       12/31/01      12/31/00
Net asset value, beginning of period                                      $    14.45     $    14.75     $    14.40     $    14.55
                                                                          ----------     ----------     ----------     ----------
Increase (decrease) from investment operations:
   Net investment income                                                  $     0.68     $     0.55     $     0.41     $     0.32
   Net realized and unrealized gain (loss) on investments and foreign
   currency transactions                                                        4.18          (0.20)          0.63          (0.28)
                                                                          ----------     ----------     ----------     ----------
    Net increase (decrease) from investment operations                    $     4.86     $     0.35     $     1.04     $     0.04
Distributions to shareholders:
   Net income                                                                  (0.56)         (0.65)         (0.52)         (0.09)
   Tax Return of Capital                                                       (0.20)             -          (0.17)         (0.10)
                                                                          ----------     ----------     ----------     ----------
Net increase (decrease) in net asset value                                $     4.10     $    (0.30)    $     0.35     $    (0.15)
                                                                          ----------     ----------     ----------     ----------
Net asset value, end of period                                            $    18.55     $    14.45     $    14.75     $    14.40
                                                                          ==========     ==========     ==========     ==========
Total return*                                                                  34.45%          2.28%          7.52%          1.32%
Ratio of net expenses to average net assets+                                    1.28%          1.32%          1.52%          1.63%**
Ratio of net investment income to average net assets+                           4.26%          4.21%          4.36%          7.54%**
Portfolio turnover rate                                                           20%            29%            34%            31%**
Net assets, end of period (in thousands)                                  $   39,892     $   31,985     $   11,972     $    1,770
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                 1.28%          1.32%          1.52%          1.63%**
   Net investment income (loss)                                                 4.26%          4.21%          4.36%          7.54%**

(a) Class II shares were first publicly offered on August 1, 2000.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF ASSETS AND LIABILITIES 12/31/03

                                                                                                          PIONEER
                                                                                                        REAL ESTATE
                                                                                                           SHARES
                                                                                                        VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (including securities loaned of $2,458,990) (Cost $57,794,918)    $   74,495,522
  Temporary cash investments (at amortized cost)                                                                    -
  Cash                                                                                                         58,013
  Cash held as collateral for futures contracts                                                                     -
  Foreign currencies, at value                                                                                      -
  Receivables -
   Investment securities sold                                                                                       -
   Fund shares sold                                                                                            19,043
   Collateral for securities loaned, at fair value                                                                  -
   Variation margin                                                                                                 -
   Dividends, interest and foreign taxes withheld                                                             442,427
   Forward foreign currency settlement contracts, net                                                               -
   Forward foreign currency portfolio hedge contracts, open - net                                                   -
   Due from Pioneer Investment Management, Inc.                                                                     -
  Other                                                                                                         2,429
                                                                                                       --------------
      Total assets                                                                                     $   75,017,434
                                                                                                       --------------
LIABILITIES:
  Payables -
   Investment securities purchased                                                                     $      592,783
   Fund shares repurchased                                                                                      3,188
   Dividends                                                                                                        -
   Upon return for securities loaned                                                                        2,535,550
   Variation margin                                                                                                 -
   Forward foreign currency settlement contracts, net                                                               -
   Forward foreign currency portfolio hedge contracts,                                                              -
  Due to bank                                                                                                       -
  Due to affiliates                                                                                            66,764
  Accrued expenses                                                                                             35,182
  Other                                                                                                             -
                                                                                                       --------------
      Total liabilities                                                                                $    3,233,467
                                                                                                       --------------
NET ASSETS:
  Paid-in capital                                                                                      $   57,887,258
  Accumulated net investment income (loss)                                                                    153,315
  Accumulated undistributed net realized gain (loss)                                                       (2,957,210)
  Net unrealized gain (loss) on:
   Investments                                                                                             16,700,604
   Futures contracts                                                                                                -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                                              -
                                                                                                       --------------
      Total net assets                                                                                 $   71,783,967
                                                                                                       --------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
   Net assets                                                                                          $   31,891,493
  Shares outstanding                                                                                        1,717,141
                                                                                                       ==============
   Net asset value per share                                                                           $        18.57
  CLASS II:
  (Unlimited number of shares authorized)
   Net assets                                                                                          $   39,892,474
  Shares outstanding                                                                                        2,150,591
                                                                                                       ==============
   Net asset value per share                                                                           $        18.55

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

                                                                                                          PIONEER
                                                                                                        REAL ESTATE
                                                                                                           SHARES
                                                                                                        VCT PORTFOLIO

                                                                                                            YEAR
                                                                                                           ENDED
                                                                                                          12/31/03
INVESTMENT INCOME:
  Dividends                                                                                            $    3,362,660
  Interest                                                                                                     13,478
  Income on securities loaned, net                                                                              2,062
  Other                                                                                                             -
                                                                                                       --------------
      Total investment income                                                                          $    3,378,200
                                                                                                       --------------
EXPENSES:
  Management fees                                                                                      $      490,974
  Transfer agent fees                                                                                           2,765
  Distribution fees (Class II)                                                                                 80,433
  Administrative fees                                                                                          37,500
  Custodian fees                                                                                               22,433
  Professional fees                                                                                            28,841
  Printing                                                                                                     37,446
  Fees and expenses of nonaffiliated trustees                                                                   2,783
  Miscellaneous                                                                                                 8,522
                                                                                                       --------------
     Total expenses                                                                                    $      711,697
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                                                        -
                                                                                                       --------------
     Net expenses                                                                                      $      711,697
                                                                                                       --------------
        Net investment income (loss)                                                                   $    2,666,503
                                                                                                       --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                                                         $     (441,521)
   Futures contracts                                                                                                -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                                              -
                                                                                                       --------------
                                                                                                       $     (441,521)
                                                                                                       --------------
  Change in net unrealized gain or (loss) from:
   Investments                                                                                         $   15,916,594
   Futures contracts                                                                                                -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                                              -
                                                                                                       --------------
                                                                                                       $   15,916,594
                                                                                                       --------------
  Net gain (loss) on investments, futures contracts
   and foreign currency transactions                                                                   $   15,475,073
                                                                                                       ==============
  Net increase (decrease) in net assets resulting
   from operations                                                                                     $   18,141,576
                                                                                                       ==============

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     PIONEER REAL ESTATE
                                                                    SHARES VCT PORTFOLIO

                                                                    YEAR             YEAR
                                                                   ENDED            ENDED
                                                                  12/31/03         12/31/02
FROM OPERATIONS:
Net investment income (loss)                                   $    2,666,503    $    2,492,943
Net realized gain (loss) on investments                              (441,521)        1,113,384
Change in net unrealized gain or loss on
   investments, futures contracts and
   foreign currency transactions                                   15,916,594        (3,941,737)
                                                               --------------    --------------
     Net increase (decrease) in net assets
       resulting from operations                               $   18,141,576    $     (335,410)
                                                               --------------    --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                     $   (1,049,939)   $   (1,521,318)
   Class II                                                        (1,121,546)       (1,232,076)
Net realized gain
   Class I                                                                  -                 -
   Class II                                                                 -                 -
Tax return of capital
   Class I                                                           (372,973)                -
   Class II                                                          (398,048)                -
                                                               --------------    --------------
     Total distributions to shareowners                        $   (2,942,506)   $   (2,753,394)
                                                               --------------    --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                               $    9,753,610    $   39,665,104
Reinvestment of distributions                                       2,942,506         2,753,394
Cost of shares repurchased                                        (17,969,003)      (22,469,623)
                                                               --------------    --------------
     Net increase (decrease) in net assets
       resulting from fund share transactions                  $   (5,272,887)   $   19,948,875
                                                               --------------    --------------
     Net increase (decrease) in net assets                     $    9,926,183    $   16,860,071
                                                               --------------    --------------
NET ASSETS:
Beginning of period                                                61,857,784        44,997,713
                                                               --------------    --------------
End of period                                                  $   71,783,967    $   61,857,784
                                                               ==============    ==============
Accumulated undistributed/(distributions in
   excess of) net investment income (loss)                     $      153,315    $      137,996
                                                               ==============    ==============

   The accompanying notes are an integral part of these financial statements.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS 12/31/03

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer Real Estate VCT Portfolio (the Portfolio) is a Portfolio of the Pioneer Variable Contracts Trust (the Trust) which is a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of sixteen separate diversified portfolios fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio) Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio) Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio)(Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio)(Class II shares only)

Portfolio shares may be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The investment objective of Real Estate Shares Portfolio pursues long-term capital growth, with current income as a secondary objective.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION
   Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times.

   Temporary cash investments and securities held by Money Market Portfolio are valued at amortized cost.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income from foreign securities are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

   Because Real Estate Shares Portfolio may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

B. FOREIGN CURRENCY TRANSLATION
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. FORWARD FOREIGN CURRENCY CONTRACTS
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

D. TAXES
   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   A portion of the dividend income recorded by the Real Estate Shares Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital.

   The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Trust as a reduction of the cost basis of the securities held. At December 31, 2003, The Portfolio had a capital loss carryforward of $3,310,843, of which the following amounts will expire between 2007 and 2011 $2,238,450 in 2007, $619,294 in 2008 $453,069 in
   2011 if not utilized.

   The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003. The tax character of current year distributions will be determined at the end of the current fiscal year.

                                                       PIONEER           PIONEER
                                                     REAL ESTATE       REAL ESTATE
                                                       SHARES             SHARES
                                                    VCT PORTFOLIO     VCT PORTFOLIO
                                                        2003               2002
-----------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income*                                   $    2,171,485    $    2,753,394
Long-Term capital gain                                          -                 -
                                                   --------------    --------------
                                                   $    2,171,485    $    2,753,394
                                                                     --------------
Return of Capital                                         771,021                 -
                                                   --------------    --------------
  Total distributions                              $    2,942,506    $    2,753,394
                                                   --------------    --------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income                      $            -
Undistributed long-term gain/(capital
  loss carryforward)                                   (2,665,210)
Unrealized appreciation/(depreciation)                 16,408,604
                                                   --------------
  Total                                            $   13,743,394
                                                   ==============

   * Included in the Fund's distributions from 2003 and 2002 ordinary income is $192,564 and $677,466, respectively, in excess of investment company taxable income, which, in accordance with applicable U.S. tax law, is taxable to shareowners as ordinary income distributions.

   At December 31, 2003, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the Portfolio and are designed to present the portfolios' capital accounts on a tax basis.

                                ACCUMULATED    ACCUMULATED
                              NET INVESTMENT    REALIZED
PORTFOLIO                      INCOME/(LOSS)    GAIN/LOSS    PAID-IN CAPITAL
----------------------------------------------------------------------------
Real Estate Shares Portfolio   $ (479,699)      $ 644,663      $ (164,964)

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

F. PORTFOLIO SHARES
   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $246,661 in commissions on the sale of trust shares for the year ended December 31, 2003. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day.

G. SECURITIES LENDING
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. REPURCHASE AGREEMENTS
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.80% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2003, $57,186 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $263 in transfer agent fees payable to PIMSS at December 31, 2003.

4. DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $9,315 payable to PFD at December 31, 2003.

5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2003, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                                          NET
                                                        GROSS           GROSS         APPRECIATION/
                                        TAX COST     APPRECIATION    DEPRECIATION    (DEPRECIATION)
---------------------------------------------------------------------------------------------------
Real Estate Shares Portfolio         $  58,086,918   $  16,924,732   $  (516,128)     $  16,408,604

6. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2003, were $11,753,081 and 18,718,602, respectively.

7. CAPITAL SHARES

At December 31, 2003, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

REAL ESTATE SHARES PORTFOLIO            03 SHARES        03 AMOUNT        02 SHARES        02 AMOUNT
------------------------------------------------------------------------------------------------------
CLASS I:
Shares sold                                 153,884    $   2,545,266          817,845    $  12,158,841
Reinvestment of distributions                87,137        1,422,912          100,318        1,521,318
Shares repurchased                         (588,199)      (9,201,017)      (1,090,008)     (15,874,180)
                                      ----------------------------------------------------------------
  Net increase (decrease)                  (347,178)   $  (5,232,839)        (171,845)   $  (2,194,021)
                                      ================================================================
CLASS II:
Shares sold                                 424,038    $   7,208,344        1,775,897    $  27,506,263
Reinvestment of distributions                92,474        1,519,594           82,099        1,232,076
Shares repurchased                         (578,790)      (8,767,986)        (456,793)      (6,595,443)
                                      ----------------------------------------------------------------
  Net increase                              (62,278)   $     (40,048)       1,401,203    $  22,142,896
                                      ================================================================

PIONEER REAL ESTATE SHARES VCT PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND THE CLASS II SHAREOWNERS OF PIONEER REAL ESTATE SHARES VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Real Estate Shares VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Real Estate Shares VCT Portfolio of Pioneer Variable Contracts Trust at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                       /s/ Ernst & Young LLP


Boston, Massachusetts
February 6, 2004

PIONEER VARIABLE CONTRACTS TRUST

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT AUDITORS
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS
The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Portfolio within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available online at pioneerfunds.com.

INTERESTED TRUSTEES

                             POSITION HELD          TERM OF OFFICE AND    PRINCIPAL OCCUPATION DURING  OTHER DIRECTORSHIPS HELD
NAME AND AGE                 WITH THE FUND          LENGTH OF SERVICE     PAST FIVE YEARS              BY THIS TRUSTEE
John F. Cogan, Jr.(77)*      Chairman of the Board, Trustee since 1994.   Deputy Chairman and a        Director of Harbor Global
                             Trustee and President  Serves until a        Director of Pioneer Global   Company, Ltd.
                                                    successor trustee is  Asset Management
                                                    elected earlier       S.p.A. ("PGAM");
                                                    retirement or         Non-Executive Chairman and
                                                    removal.              a Director of Pioneer
                                                                          Investment Management USA
                                                                          Inc. ("PIM-USA "); Chairman
                                                                          and a Director of Pioneer;
                                                                          Director of Pioneer
                                                                          Alternative Investment
                                                                          Management Limited
                                                                          (Dublin); President and a
                                                                          Director of Pioneer
                                                                          Alternative Investment
                                                                          Management (Bermuda)
                                                                          Limited and affiliated
                                                                          funds; President and
                                                                          Director of Pioneer Funds
                                                                          Distributor, Inc. ("PFD");
                                                                          President of all of the
                                                                          Pioneer Funds; and Of
                                                                          Counsel (since 2000,
                                                                          partner prior to 2000),
                                                                          Hale and Dorr LLP (counsel
                                                                          to PIM-USA and the Pioneer
                                                                          Funds)

Osbert M. Hood (51)**        Trustee and Executive  Trustee since         President and Chief          None
                             Vice President         June, 2003. Serves    Executive Officer, PIM-USA
                                                    until a successor     since May, 2003 (Director
                                                    trustee is elected    since January, 2001);
                                                    earlier retirement or President and Director of
                                                    removal.              Pioneer since May 2003;
                                                                          Chairman and Director of
                                                                          Pioneer Investment
                                                                          Management Shareholder
                                                                          Services, Inc. ("PIMSS")
                                                                          since May 2003; Executive
                                                                          Vice President of all of
                                                                          the Pioneer Funds since
                                                                          June 2003; Executive Vice
                                                                          President and Chief
                                                                          Operating Officer of
                                                                          PIM-USA, November 2000-May
                                                                          2003; Executive Vice
                                                                          President, Chief Financial
                                                                          Officer and Treasurer,
                                                                          John Hancock Advisers,
                                                                          L.L.C., Boston, MA,
                                                                          November 1999-November
                                                                          2000; Senior Vice President
                                                                          and Chief Financial
                                                                          Officer, John Hancock
                                                                          Advisers, L.L.C., April
                                                                          1997-November 1999

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

INDEPENDENT TRUSTEES

                             POSITION HELD          TERM OF OFFICE AND    PRINCIPAL OCCUPATION DURING  OTHER DIRECTORSHIPS HELD
NAME, AGE AND ADDRESS        WITH THE FUND          LENGTH OF SERVICE     PAST FIVE YEARS              BY THIS TRUSTEE
Mary K. Bush (55)            Trustee                Trustee since         President, Bush              Director of Brady Corporation
3509 Woodbine Street,                               September, 2000.      International                (industrial identification
Chevy Chase, MD 20815                               Serves until a        (international financial     and specialty coated material
                                                    successor trustee is  advisory firm)               products manufacturer),
                                                    elected or earlier                                 Millenium Chemicals,
                                                    retirement or                                      Inc. (commodity chemicals),
                                                    removal.                                           Mortgage Guaranty Insurance
                                                                                                       Corporation, and R.J.
                                                                                                       Reynolds Tobacco Holdings,
                                                                                                       Inc. (tobacco)

Richard H. Egdahl, M.D.(77)  Trustee                Trustee since 1995.   Alexander Graham Bell        None
Boston University Healthcare                        Serves until a        Professor of Health Care
Entrepreneurship Program,                           successor trustee is  Entrepreneurship, Boston
53 Bay State Road,                                  elected or earlier    University; Professor of
Boston, MA 02215                                    retirement or         Management, Boston
                                                    removal.              University School of
                                                                          Management; Professor of
                                                                          Public Health, Boston
                                                                          University School of Public
                                                                          Health; Professor of
                                                                          Surgery, Boston University
                                                                          School of Medicine; and
                                                                          University Professor,
                                                                          Boston University

Margaret B.W. Graham (56)    Trustee                Trustee since         Founding Director, The       None
1001 Sherbrooke                                     September, 2000.      Winthrop Group, Inc.
Street West,                                        Serves until a        (consulting firm);
Montreal, Quebec, Canada                            successor trustee is  Professor of Management,
                                                    elected or earlier    Faculty of Management,
                                                    retirement or         McGill University
                                                    removal.

Marguerite A. Piret (55)     Trustee                Trustee since 1995.   President and Chief          None
One Boston Place,                                   Serves until a        Executive Officer, Newbury,
28th Floor,                                         successor trustee is  Piret & Company, Inc.
Boston, MA 02108                                    elected or earlier    (investment banking firm)
                                                    retirement or
                                                    removal.

Stephen K. West (75)         Trustee                Trustee since 1995.   Senior Counsel, Sullivan &   Director, The Swiss Helvetia
125 Broad Street,                                   Serves until a        Cromwell (law firm)          Fund, Inc. (closed-end
New York, NY 10004                                  successor trustee is                               investment company) and
                                                    elected or earlier                                 AMVESCAP PLC (investment
                                                    retirement or                                      managers)
                                                    removal.

John Winthrop (67)           Trustee                Trustee since         President, John Winthrop &   None
One North Adgers Wharf,                             September, 2000.      Co., Inc. (private
Charleston, SC 29401                                Serves until a        investment firm)
                                                    successor trustee is
                                                    elected or earlier
                                                    retirement or
                                                    removal.

FUND OFFICERS

                             POSITION HELD          TERM OF OFFICE AND    PRINCIPAL OCCUPATION DURING  OTHER DIRECTORSHIPS HELD
NAME AND AGE                 WITH THE FUND          LENGTH OF SERVICE     PAST FIVE YEARS              BY THIS OFFICER
Dorothy E. Bourassa (56)     Secretary              Serves at the         Secretary of PIM-USA;        None
                                                    discretion of board   Senior Vice President-Legal
                                                                          of Pioneer; and
                                                                          Secretary/Clerk of most of
                                                                          PIM-USA's subsidiaries
                                                                          since October 2000;
                                                                          Secretary of all of the
                                                                          Pioneer Funds since
                                                                          September 2003 (Assistant
                                                                          Secretary from November
                                                                          2000 to September 2003);
                                                                          and Senior Counsel,
                                                                          Assistant Vice President
                                                                          and Director of Compliance
                                                                          of PIM-USA from April 1998
                                                                          through October 2000

Christopher J. Kelley (39)   Assistant Secretary    Serves at the         Assistant Vice President     None
                                                    discretion of board   and Senior Counsel of
                                                                          Pioneer since July 2002;
                                                                          Vice President and Senior
                                                                          Counsel of BISYS Fund
                                                                          Services, Inc. (April 2001
                                                                          to June 2002); Senior Vice
                                                                          President and Deputy
                                                                          General Counsel of Funds
                                                                          Distributor, Inc. (July
                                                                          2000 to April 2001; Vice
                                                                          President and Associate
                                                                          General Counsel from July
                                                                          1996 to July 2000);
                                                                          Assistant Secretary of all
                                                                          of the Pioneer Funds since
                                                                          September 2003

David C. Phelan (46)         Assistant Secretary    Serves at the         Partner, Hale and Dorr LLP;  None
                                                    discretion of board   Assistant Secretary of all
                                                                          of the Pioneer Funds since
                                                                          September 2003

Vincent Nave (58)            Treasurer              Serves at the         Vice President-Fund          None
                                                    discretion of board   Accounting, Administration
                                                                          and Custody Services of
                                                                          Pioneer (Manager from
                                                                          September 1996 to February
                                                                          1999); and Treasurer of all
                                                                          of the Pioneer Funds
                                                                          (Assistant Treasurer from
                                                                          June 1999 to November 2000)

Luis I. Presutti (38)        Assistant Treasurer    Serves at the         Assistant Vice               None
                                                    discretion of board   President-Fund Accounting,
                                                                          Administration and Custody
                                                                          Services of Pioneer (Fund
                                                                          Accounting Manager from
                                                                          1994 to 1999); and
                                                                          Assistant Treasurer of all
                                                                          of the Pioneer Funds since
                                                                          November 2000

                             POSITION HELD          TERM OF OFFICE AND    PRINCIPAL OCCUPATION DURING  OTHER DIRECTORSHIPS HELD
NAME AND AGE                 WITH THE FUND          LENGTH OF SERVICE     PAST FIVE YEARS              BY THIS OFFICER
Gary Sullivan (45)           Assistant Treasurer    Serves at the         Fund Accounting              None
                                                    discretion of board   Manager-Fund Accounting,
                                                                          Administration and Custody
                                                                          Services of Pioneer; and
                                                                          Assistant Treasurer of all
                                                                          of the Pioneer Funds since
                                                                          May 2002

Katharine Kim Sullivan (30)  Assistant Treasurer    Serves at the         Fund Administration          None
                                                    discretion of board.  Manager-Fund Accounting,
                                                                          Administration and Custody
                                                                          Services since June 2003;
                                                                          Assistant Vice
                                                                          President-Mutual Fund
                                                                          Operations of State Street
                                                                          Corporation from June 2002
                                                                          to June 2003 (formerly
                                                                          Deutsche Bank Asset
                                                                          Management); Pioneer Fund
                                                                          Accounting, Administration
                                                                          and Custody Services (Fund
                                                                          Accounting Manager from
                                                                          August 1999 to May 2002,
                                                                          Fund Accounting Services
                                                                          Supervisor from 1997 to
                                                                          July 1999); Assistant
                                                                          Treasurer of all of the
                                                                          Pioneer Funds since
                                                                          September 2003

[PIONEER INVESTMENTS(R) LOGO]


                                                                   14687-00-0204

[PIONEER INVESTMENTS(R) LOGO]


PIONEER VARIABLE CONTRACTS TRUST

PIONEER HIGH YIELD VCT PORTFOLIO -- CLASS II SHARES


ANNUAL REPORT

DECEMBER 31, 2003

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer High Yield VCT Portfolio

      Portfolio and Performance Update                2

      Portfolio Management Discussion                 3

      Schedule of Investments                         4

      Financial Statements                           10

      Notes to Financial Statements                  14

      Report of Independent Auditors                 18

      Trustees, Officers and Service Providers       19

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/03

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment in securities)

U.S. Corporate Bonds                    59.0%
Convertible Corporate Bonds             37.6%
Temporary Cash Investment                2.7%
Convertible Preferred Stocks             0.7%

[CHART]

MATURITY DISTRIBUTION
(As a percentage of total investment in securities)

0-1 Years                                9.2%
1-3 years                               23.5%
3-4 years                               14.3%
4-6 years                               38.9%
6-8 years                               10.1%
8+ years                                 4.0%

FIVE LARGEST HOLDINGS
(As a percentage of total long-term holdings)

   1.  Interpublic Group Inc., 7.25%, 10/15/05             4.10%
   2.  Bowater Inc., 6.5%, 6/15/13                         3.92
   3.  Sepracor Inc., 5.0%, 2/15/07                        3.36
   4.  Crown Holdings, 9.50%, 3/1/11                       2.84
   5.  Texas Industries Inc., 10.25%, 6/15/11              2.83

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

PRICES AND DISTRIBUTIONS

                                      12/31/03   12/31/02
Net Asset Value per Share             $  11.45   $   9.28

DISTRIBUTIONS PER SHARE                        SHORT-TERM        LONG-TERM
(1/1/03 - 12/31/03)           DIVIDENDS        CAPITAL GAINS     CAPITAL GAINS
                              $ 0.75345        $    -            $    -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER HIGH YIELD VCT PORTFOLIO at net asset value, compared to that of Merrill Lynch
(ML) High Yield Master II Index and of the ML Index of Convertible Bonds (Speculative Quality). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                                                                                        ML INDEX OF CONVERTIBLE BONDS
                PIONEER HIGH YIELD VCT PORTFOLIO*       ML HIGH YIELD MASTER II+        (SPECULATIVE QUALITY)
5/31/2000                               $  10,000                      $  10,000                            $  10,000
12/31/2000                              $  10,608                      $   9,770                            $   8,424
12/31/2001                              $  12,390                      $  10,207                            $   7,882
12/31/2002                              $  12,090                      $  10,013                            $   7,744
12/31/2003                              $  16,022                      $  13,228                            $  10,535

+ Index comparisons begin on 4/30/00. The ML High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The ML Index of Convertible Bonds (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

AVERAGE ANNUAL TOTAL RETURNS+
(As of December 31, 2003)

NET ASSET VALUE*

Life-of-Class              13.08%
(5/1/00)
1 Year                     32.52%

All total returns shown assume reinvestment of distributions at net asset value.

+ The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2001 is based on the performance of Class I shares, reduced to reflect the higher distribution fees of Class II shares.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/03

High-yield bonds posted outstanding returns during 2003. Below, portfolio manager Margaret Patel describes the factors leading to the rebound in the high-yield market and what drove the Portfolio's outperformance of its benchmark index.

Q: HOW DID THE PORTFOLIO PERFORM?

A: During the 12 months ended December 31, 2003, the Portfolio's Class II shares had a total return based on net asset value of 32.52%. By comparison, the Merrill Lynch High Yield Master II Index returned 28.15% while the Merrill Lynch Index of Convertible Bonds (Speculative Quality) returned 35.99%.

Q: WHAT WAS THE ENVIRONMENT LIKE FOR THE HIGH-YIELD MARKET DURING 2003?

A: A rally starting in the fourth quarter of 2002 continued through 2003. The economy stabilized and showed modest growth. Defaults, which peaked in January 2002, declined significantly. Investors became more comfortable investing in more volatile asset classes. As a result, high-yield bond prices improved relative to other segments of the fixed-income markets. The Federal Reserve Board buoyed investor sentiment by keeping short-term interest rates at historically low levels.

Q. WHY DID THE PORTFOLIO OUTPERFORM THE MERRILL LYNCH HIGH YIELD MASTER II
   INDEX?

A: We overweighted positions in industries that were selling at very depressed prices in 2002 that then rebounded significantly as the outlook improved. Included in this group were investments in technology, health care and biotechnology. Technology was the top-performing sector during the year, due to stability in the industry and signs of improving economic growth. The economically sensitive semiconductor industry benefited in particular from investors' improved appetite for cyclical investments. Health care and biotechnology securities also rose as a result of a more positive regulatory backdrop. The Portfolio also benefited from its significant exposure to convertible securities - bonds that are exchangeable for a set number of shares of common stock at a certain price - many of which improved in concert with share-price increases in their underlying stocks during the course of the year.

Q: WHICH INVESTMENTS PROVED TO BE SOME OF THE TOP PERFORMERS DURING THE FISCAL
   YEAR? WHICH DISAPPOINTED?

A: During the past 12 months, most of the Portfolio's investments enjoyed significant price appreciation. The technology sector, in particular, continued to show strength in bouncing back from low levels. Within technology, many companies offered stabilizing revenues and an improving revenue outlook. The securities rebounded from extremely depressed prices to reach those that reflected improved stability and growth of revenues and cash flow. Semiconductor-related firms, Cymer, Conexant Systems, Cypress and Emcore, posted very strong performance due to an improved outlook for microchip demand, and because investors became more comfortable investing in volatile pockets of the market. Tesoro Petroleum, a refiner based on the West Coast, benefited from strong demand for refined products and dramatically improving refining margins. Cyclically oriented non-ferrous metals producer Freeport-McMoRan rose due to signs of improving economic growth. AffyMetrix, which produces gene-based testing kits, also offered strong performance due to investor optimism about the firm's prospects. And Lucent Technology rebounded from very depressed price levels.

   On the down side, Fibermark declined. This producer of specialty fiber-based products suffered from weak demand, pricing pressure among commodity-based portions of the packaging market and the incursion of cheaper-priced imports. Basic chemical producer PolyOne suffered from pricing pressure, soft demand and overcapacity.

Q: WHAT IS YOUR OUTLOOK?

A: The outlook for high-yield bonds remains positive. This optimism is based on the expectation that the economy will most likely continue to grow at rates above the historical annual average of 3%. With modest growth and declining default rates, we have the potential to benefit from the modest capital appreciation of selected issues. There is strong momentum provided by the Fed's ongoing commitment to provide liquidity to the economy and the markets. The financial markets continue to support riskier credits at a time when short-term interest rates remain at historical lows.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

[SIDENOTE]

The Portfolio invests in below investment-grade securities, which may be more volatile and subject to greater price fluctuations than investment-grade securities.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/03

             S&P/MOODY'S
             RATINGS
SHARES       (UNAUDITED)                                                                          VALUE
                          CONVERTIBLE PREFERRED STOCK - 0.7%
                          DIVERSIFIED FINANCIALS - 0.7%
                          CONSUMER FINANCE - 0.7%
    15,000   B-/B2        Nuevo Energy, 5.75%, 12/15/26                                  $      607,500
                                                                                         --------------
                          TOTAL CONVERTIBLE PREFERRED STOCK
                          (Cost $411,975)                                                $      607,500
                                                                                         --------------
PRINCIPAL
   AMOUNT
                          CONVERTIBLE CORPORATE BONDS - 36.6%
                          MATERIALS - 1.0%
                          GOLD - 0.4%
$  250,000   BBB+/Baa2    Placer Dome Inc., 2.75%, 10/15/23 (144A)                       $      298,195
                                                                                         --------------
                          SPECIALTY CHEMICALS - 0.6%
 1,000,000   BBB/Baa3     RPM International Inc., 1.389%, 5/13/33                        $      543,750
                                                                                         --------------
                          TOTAL MATERIALS                                                $      841,945
                                                                                         --------------
                          CAPITAL GOODS - 4.2%
                          AEROSPACE & DEFENSE - 0.5%
   400,000   NR/NR        EDO Corp., 5.25%, 4/15/07                                      $      446,500
                                                                                         --------------
                          BUILDING PRODUCTS - 0.7%
   500,000   B/NR         Lennox International, 6.25%, 6/1/09                            $      602,500
                                                                                         --------------
                          CONSTUCTION & ENGINEERING - 1.6%
   875,000   NR/NR        Quanta Services, Inc., 4.0%, 7/1/07                            $      797,344
   500,000   NR/NR        Quanta Services, Inc., 4.5%, 10/1/23 (144A)                           525,000
                                                                                         --------------
                                                                                         $    1,322,344
                                                                                         --------------
                          ELECTRICAL COMPONENTS & EQUIPMENT - 1.0%
 1,995,000   NR/NR        Roper Industries, Inc., 1.4813%, 1/15/34                       $      852,863
                                                                                         --------------
                          INDUSTRIAL MACHINERY - 0.4%
   300,000   BB-/Ba3      Kaydon Corp., 4.0%, 5/23/23 (144A)                             $      334,500
                                                                                         --------------
                          TOTAL CAPITAL GOODS                                            $    3,558,707
                                                                                         --------------
                          RETAILING - 0.6%
                          SPECIALTY STORES - 0.6%
   500,000   B+/B3        Sonic Automotive, Inc., 5.25%, 5/7/09                          $      487,500
                                                                                         --------------
                          TOTAL RETAILING                                                $      487,500
                                                                                         --------------
                          HEALTH CARE EQUIPMENT & SERVICES - 1.6%
                          HEALTH CARE FACILITIES - 1.6%
   400,000   B-/B3        Community Health Systems, 4.25%, 10/15/08                      $      435,000
   930,000   B/B3         Lifepoint Hospitals Holdings, 4.5%, 6/1/09                            933,488
                                                                                         --------------
                                                                                         $    1,368,488
                                                                                         --------------
                          TOTAL HEALTH CARE EQUIPMENT & SERVICES                         $    1,368,488
                                                                                         --------------

   The accompanying notes are an integral part of these financial statements.

             S&P/MOODY'S
 PRINCIPAL   RATINGS
    AMOUNT   (UNAUDITED)                                                                          VALUE
                          PHARMACEUTICALS & BIOTECHNOLOGY - 11.5%
                          BIOTECHNOLOGY - 5.1%
$ 1,200,000  NR/NR        Affymetrix, Inc., 4.75%, 2/15/07                               $    1,200,000
    300,000  NR/NR        Cubist Pharmaceuticals, 5.5%, 11/1/08                                 273,000
  1,000,000  NR/NR        CV Therapeutics, 4.75%, 3/7/07                                        913,750
    900,000  NR/NR        Enzon Inc., 4.5%, 7/1/08                                              789,750
    800,000  CCC/NR       Human Genome Sciences, 3.75%, 3/15/07                                 735,000
    400,000  NR/NR        Vertex Pharmaceuticals, Inc., 5.0%, 9/19/07                           355,000
                                                                                         --------------
                                                                                         $    4,266,500
                                                                                         --------------
                          PHARMACEUTICALS - 6.4%
  2,000,000  NR/NR        Ivax Corp., 4.5%, 5/15/08                                      $    2,020,000
    300,000  NR/NR        Ligand Pharmaceuticals, 6.0%, 11/16/07                                749,625
  2,800,000  NR/CCC+      Sepracor Inc., 5.0%, 2/15/07                                        2,684,500
                                                                                         --------------
                                                                                         $    5,454,125
                                                                                         --------------
                          TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                          $    9,720,625
                                                                                         --------------
                          INSURANCE - 0.2%
                          PROPERTY & CASUALTY INSURANCE - 0.2%
    200,000  BB/Baa3      Ohio Casualty Corp., 5.0%, 3/19/22                             $      209,500
                                                                                         --------------
                          TOTAL INSURANCE                                                $      209,500
                                                                                         --------------
                          SOFTWARE & SERVICES - 1.5%
                          APPLICATION SOFTWARE - 1.5%
    500,000  B/NR         BEA Systems, Inc., 4.0%, 12/15/06                              $      501,875
    200,000  NR/NR        Mentor Graphics, 6.875%, 6/15/07                                      212,750
    500,000  NR/NR        Serena Software, 1.5%, 12/15/23 (144A)                                540,062
                                                                                         --------------
                                                                                         $    1,254,687
                                                                                         --------------
                          TOTAL SOFTWARE & SERVICES                                      $    1,254,687
                                                                                         --------------
                          TECHNOLOGY HARDWARE & EQUIPMENT - 8.1%
                          COMMUNICATIONS EQUIPMENT - 3.9%
    500,000  B-/NR        Adaptec, Inc., 3.0%, 3/5/07                                    $      500,625
  1,500,000  B-/NR        Adaptec, Inc., 0.75%, 12/22/23 (144A)                               1,543,125
  1,020,000  BB+/Ba2      Corning, Inc., 0.6%, 11/1/08                                        1,263,525
                                                                                         --------------
                                                                                         $    3,307,275
                                                                                         --------------
                          COMPUTER STORAGE & PERIPHERALS - 1.2%
    700,000  NR/B2        Maxtor Corp., 6.8%, 4/30/10                                    $    1,000,125
                                                                                         --------------
                          ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.0%
    300,000  NR/NR        Flir Systems, Inc., 3.0%, 6/1/23 (144A)                        $      330,000
    500,000  NR/NR        Veeco Instruments, 4.125%, 12/21/08                                   514,375
                                                                                         --------------
                                                                                         $      844,375
                                                                                         --------------
                          ELECTRONIC MANUFACTURING SERVICES - 1.5%
  1,300,000  B+/Ba3       SCI Systems, Inc., 3.0%, 3/15/07                               $    1,228,500
                                                                                         --------------
                          TECHNOLOGY DISTRIBUTORS - 0.5%
    880,000  BBB-/Baa3    Arrow Electronics, Inc., 0.0%, 2/21/21                         $      457,600
                                                                                         --------------
                          TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                          $    6,837,875
                                                                                         --------------

   The accompanying notes are an integral part of these financial statements.

             S&P/MOODY'S
 PRINCIPAL   RATINGS
    AMOUNT   (UNAUDITED)                                                                          VALUE
                          SEMICONDUCTORS - 7.8%
                          SEMICONDUCTOR EQUIPMENT - 3.7%
$  700,000   B-/NR        Advanced Energy Industries, Inc., 5.25%, 11/15/06             $      714,000
   200,000   NR/NR        Axcelis Technologies, 4.25%, 1/15/07                                 191,500
   700,000   NR/NR        Brooks Automation, Inc., 4.75%, 6/1/08                               700,000
 1,000,000   B-/NR        FEI Company, 5.5%, 8/15/08                                           992,500
   500,000   B/NR         LAM Research Corp., 4.0%, 6/1/06                                     512,500
                                                                                        --------------
                                                                                        $    3,110,500
                                                                                        --------------
                          SEMICONDUCTORS - 4.1%
 1,825,000   CCC+/NR      Conexant Systems, Inc., 4.0%, 2/1/07                          $    1,738,312
   580,000   NR/NR        Globespan, Inc., 5.25%, 5/15/06                                      577,100
 1,155,000   NR/NR        Triquint Semiconductor, 4.0%, 3/1/07                               1,108,800
                                                                                        --------------
                                                                                        $    3,424,212
                                                                                        --------------
                          TOTAL SEMICONDUCTORS                                          $    6,534,712
                                                                                        --------------
                          TOTAL CONVERTIBLE CORPORATE BONDS
                          (Cost $27,027,181)                                            $   30,814,039
                                                                                        --------------
                          CORPORATE BONDS - 57.5%
                          ENERGY - 6.5%
                          OIL & GAS EQUIPMENT & Services - 1.2%
   200,000   BB-/Ba3      Grant Prideco Escrow, 9.0%, 12/15/09                          $      220,500
   700,000   BB/Ba2       Key Energy Services, Inc., 6.375%, 5/1/13                            710,500
   100,000   B+/B3        Transmontaigne, Inc., 9.125%, 6/1/10 (144A)                          107,250
                                                                                        --------------
                                                                                        $    1,038,250
                                                                                        --------------
                          OIL & GAS EXPLORATION & Production - 0.8%
   100,000   B/B2         Nuevo Energy Co., 9.375%, 10/1/10                             $      109,750
   500,000   BB-/Ba3      Tom Brown, Inc., 7.25%, 9/15/13                                      528,750
                                                                                        --------------
                                                                                        $      638,500
                                                                                        --------------
                          OIL & GAS REFINING MARKETING & Transportation - 4.5%
   930,000   B/B3         Tesoro Petroleum Corp., 9.0%, 7/1/08                          $      964,875
 1,255,000   B/B3         Tesoro Petroleum Corp., 9.625%, 11/1/08                            1,336,575
 1,400,000   B/B3         Tesoro Petroleum Corp., 9.625%, 4/1/12                             1,533,000
                                                                                        --------------
                                                                                        $    3,834,450
                                                                                        --------------
                          TOTAL ENERGY                                                  $    5,511,200
                                                                                        --------------
                          MATERIALS - 12.9%
                          COMMODITY CHEMICALS - 1.8%
 1,000,000   BB+/Ba2      Nova Chemicals Corp., 7.4%, 4/1/09                            $    1,050,000
   500,000   BB+/Ba2      Nova Chemicals Corp., 7.875%, 9/15/25                                515,000
                                                                                        --------------
                                                                                        $    1,565,000
                                                                                        --------------
                          CONSTRUCTION MATERIALS - 2.7%
 2,000,000   BB-/B1       Texas Industries, Inc., 10.25%, 6/15/11                       $    2,260,000
                                                                                        --------------
                          METAL & GLASS CONTAINERS - 3.3%
   465,000   BB/Ba3       Ball Corp., 6.875%, 12/15/12                                  $      485,925
 2,000,000   B+/B1        Crown Holdings, 9.5%, 3/1/11                                       2,265,000
                                                                                        --------------
                                                                                        $    2,750,925
                                                                                        --------------

   The accompanying notes are an integral part of these financial statements.

             S&P/MOODY'S
 PRINCIPAL   RATINGS
    AMOUNT   (UNAUDITED)                                                                          VALUE
                          PAPER PRODUCTS - 4.6%
$  685,000   BB+/Ba1      Bowater Canada Finance, 7.95%, 11/15/11                        $      727,425
 3,225,000   BB+/Ba1      Bowater, Inc., 6.5%, 6/15/13                                        3,129,885
                                                                                         --------------
                                                                                         $    3,857,310
                                                                                         --------------
                          SPECIALTY CHEMICALS - 0.5%
   500,000   BB-/B3       Polyone Corp., 8.875%, 5/1/12                                  $      460,000
                                                                                         --------------
                          TOTAL MATERIALS                                                $   10,893,235
                                                                                         --------------
                          CAPITAL GOODS - 10.1%
                          AEROSPACE & DEFENSE - 5.0%
 2,000,000   B/B2         DRS Technologies, Inc., 6.875%, 11/1/13 (144A)                 $    2,055,000
   125,000   B+/B1        Esterline Technologies, 7.75%, 6/15/13 (144A)                         134,375
 1,000,000   BB-/Ba3      L-3 Communications Corp., 6.125%, 7/15/13                           1,007,500
 1,000,000   BB-/Ba3      L-3 Communications Corp., 6.125%, 1/15/14 (144A)                    1,002,500
                                                                                         --------------
                                                                                         $    4,199,375
                                                                                         --------------
                          BUILDING PRODUCTS - 1.1%
   850,000   B/B2         NCI Building Systems, Inc., 9.25%, 5/1/09                      $      894,625
                                                                                         --------------
                          INDUSTRIAL MACHINERY - 4.0%
   900,000   B/B3         JLG Industries, Inc., 8.375%, 6/15/12                          $      928,125
   500,000   B/B2         Manitowoc Co., Inc., 10.5%, 8/1/12                                    569,375
   800,000   B+/B1        Manitowoc Co., Inc., 7.125%, 11/1/13                                  827,000
   500,000   BB+/Ba3      SPX Corp., 6.25%, 6/15/11                                             513,750
   517,000   BB+/Ba3      SPX Corp., 7.5%, 1/1/13                                               562,238
                                                                                         --------------
                                                                                         $    3,400,488
                                                                                         --------------
                          TOTAL CAPITAL GOODS                                            $    8,494,488
                                                                                         --------------
                          TRANSPORTATION - 0.6%
                          AIR FREIGHT & COURIERS - 0.6%
   500,000   BB-/B1       Petroleum Helicopters, 9.375%, 5/1/09                          $      531,250
                                                                                         --------------
                          TOTAL TRANSPORTATION                                           $      531,250
                                                                                         --------------
                          AUTOMOBILES & COMPONENTS - 1.4%
                          AUTO PARTS & EQUIPMENT - 1.4%
   700,000   B+/B2        Intermet Corp., 9.75%, 6/15/09                                 $      717,500
   500,000   NR/NR        RJ Tower Corp., 12.0%, 6/1/13                                         492,500
                                                                                         --------------
                                                                                         $    1,210,000
                                                                                         --------------
                          TOTAL AUTOMOBILES & COMPONENTS                                 $    1,210,000
                                                                                         --------------
                          CONSUMER DURABLES & APPAREL - 2.3%
                          HOMEBUILDING - 2.3%
   400,000   BB/Ba2       Beazer Homes USA, 8.375%, 4/15/12                              $      441,000
 1,535,000   BB/Ba2       Beazer Homes USA, 6.5%, 11/15/13 (144A)                             1,533,081
                                                                                         --------------
                                                                                         $    1,974,081
                                                                                         --------------
                          TOTAL CONSUMER DURABLES & APPAREL                              $    1,974,081
                                                                                         --------------
                          MEDIA - 4.5%
                          ADVERTISING - 3.9%
 3,000,000   BB+/Baa3     Interpublic Group, Inc., 7.875%, 10/15/05                      $    3,270,000
                                                                                         --------------

   The accompanying notes are an integral part of these financial statements.

             S&P/MOODY'S
 PRINCIPAL   RATINGS
    AMOUNT   (UNAUDITED)                                                                          VALUE
                          PUBLISHING - 0.6%
$  500,000   B/B2         Houghton Mifflin Co., 8.25%, 2/1/11                            $      535,000
                                                                                         --------------
                          TOTAL MEDIA                                                    $    3,805,000
                                                                                         --------------
                          RETAILING - 3.3%
                          DEPARTMENT STORES - 1.8%
 1,500,000   BB+/Ba3      J.C. Penney Co., Inc., 7.625%, 3/1/97                          $    1,539,375
                                                                                         --------------
                          DISTRIBUTORS - 1.5%
 1,200,000   B-/B3        Wesco Distribution, Inc., 9.125%, 6/1/08                       $    1,242,000
                                                                                         --------------
                          TOTAL RETAILING                                                $    2,781,375
                                                                                         --------------
                          HEALTH CARE EQUIPMENT & SERVICES - 0.6%
                          HEALTH CARE FACILITIES - 0.6%
   500,000   BBB-/Ba1     HCA, Inc., 6.25%, 2/15/13                                      $      511,804
                                                                                         --------------
                          TOTAL HEALTH CARE EQUIPMENT & SERVICES                         $      511,804
                                                                                         --------------
                          PHARMACEUTICALS & BIOTECHNOLOGY - 1.3%
                          PHARMACEUTICALS - 1.3%
   204,000   B+/B3        Alpharma, Inc., 8.625%, 5/1/11 (144A)                          $      206,550
   875,000   BB-/B1       Valeant Pharmaceuticals, 7.0%, 12/15/11 (144A)                        901,250
                                                                                         --------------
                                                                                         $    1,107,800
                                                                                         --------------
                          TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                          $    1,107,800
                                                                                         --------------
                          REAL ESTATE - 9.8%
                          REAL ESTATE MANAGEMENT & DEVELOPMENT - 5.3%
   750,000   BB-/Ba3      Forest City Enterprises, 7.625%, 6/1/15                        $      795,938
   800,000   B+/Ba3       LNR Property Corp., 7.625%, 7/15/13                                   842,000
 2,115,000   B+/Ba3       LNR Property Corp., 7.25%, 10/15/13 (144A)                          2,152,013
   510,000   B+/Ba3       LNR Property Corp., 5.5%, 3/1/23 (144A)                               664,912
                                                                                         --------------
                                                                                         $    4,454,863
                                                                                         --------------
                          REAL ESTATE INVESTMENT TRUSTS - 4.5%
   750,000   B/B3         BF Saul Real Estate Investment Trust, 9.75%, 4/1/08            $      782,812
 1,300,000   B+/Ba3       Crescent Real Estate, 9.25%, 4/15/09                                1,430,000
 1,500,000   CCC+/B2      Meristar Hospitality Corp., 9.125%, 1/15/11                         1,590,000
                                                                                         --------------
                                                                                         $    3,802,812
                                                                                         --------------
                          TOTAL REAL ESTATE                                              $    8,257,675
                                                                                         --------------
                          TECHNOLOGY HARDWARE & EQUIPMENT - 3.9%
                          ELECTRONIC MANUFACTURING SERVICES - 0.7%
   500,000   BB-/Ba2      Sanmina-SCI Corp., 10.375%, 1/15/10                            $      585,000
                                                                                         --------------
                          TECHNOLOGY DISTRIBUTORS - 3.2%
 1,200,000   BBB-/Baa3    Arrow Electronic, Inc., 6.875%, 7/1/13                         $    1,278,674
 1,050,000   BBB-/Baa3    Arrow Electronic, Inc., 6.875%, 6/1/18                              1,090,367
   300,000   BB-/Ba2      Ingram Micro, Inc., 9.875%, 8/15/08                                   331,500
                                                                                         --------------
                                                                                         $    2,700,541
                                                                                         --------------
                          TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                          $    3,285,541
                                                                                         --------------
                          TOTAL CORPORATE BONDS
                          (Cost $45,359,792)                                             $   48,363,449
                                                                                         --------------

   The accompanying notes are an integral part of these financial statements.

             S&P/MOODY'S
             RATINGS
    SHARES   (UNAUDITED)                                                                          VALUE
                          TEMPORARY CASH INVESTMENT - 2.6%
                          SECURITY LENDING COLLATERAL - 2.6%
 2,207,733                Securities Lending Investment Fund, 1.02%                      $    2,207,733
                                                                                         --------------
                          TOTAL TEMPORARY CASH INVESTMENT
                          (Cost $2,207,733)                                              $    2,207,733
                                                                                         --------------
                          TOTAL INVESTMENT IN SECURITIES - 97.4%
                          (Cost $75,182,311)                                             $   81,992,721
                                                                                         --------------
                          OTHER ASSETS AND LIABILITIES - 2.6%                            $    2,195,036
                                                                                         --------------
                          TOTAL NET ASSETS - 100.0%                                      $   84,187,757
                                                                                         ==============

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transactionexempt from registration. At December 31, 2003, the value of these securities amounted to $12,327,813 or 14.6% of net assets.

   The accompanying notes are an integral part of these financial statements.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

CLASS II                                                            YEAR ENDED        YEAR ENDED         5/1/01 TO
                                                                     12/31/03          12/31/02         12/31/01(a)
Net asset value, beginning of period                                $     9.28        $    10.33        $    10.51
                                                                    ----------        ----------        ----------
Increase (decrease) from investment operations:
   Net investment income                                            $     0.76        $     0.80        $     0.60
   Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                     2.17             (1.05)            (0.07)
                                                                    ----------        ----------        ----------
    Net increase (decrease) from investment operations              $     2.93        $    (0.25)       $     0.53
Distributions to shareholders:
   Net investment income                                                 (0.75)            (0.80)            (0.60)
   Net realized gain                                                         -                 -             (0.11)
                                                                    ----------        ----------        ----------
Net increase (decrease) in net asset value                          $     2.18        $    (1.05)       $    (0.18)
                                                                    ----------        ----------        ----------
Net asset value, end of period                                      $    11.46        $     9.28        $    10.33
                                                                    ==========        ==========        ==========
Total return*                                                            32.64%            (2.42)%            5.39%
Ratio of net expenses to average net assets+                              1.09%             1.82%             1.39%**
Ratio of net investment income to average net assets+                     6.33%             8.67%             8.94%**
Portfolio turnover rate                                                     48%               42%               36%**
Net assets, end of period (in thousands)                            $   17,601        $      228        $       28
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                           1.09%             1.82%             1.50%**
   Net investment income (loss)                                           6.33%             8.67%             8.83%**
Ratios with waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                           1.09%             0.97%             0.85%
   Net investment income (loss)                                           6.33%             0.01%             0.07%

(a) Class II shares were first publicly offered on May 1, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redmeption of the investment at net asset value at the end of each period.)
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF ASSETS AND LIABILITIES 12/31/03

                                                                                               PIONEER
                                                                                             HIGH YIELD
                                                                                            VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (including securities loaned of $2,158,691)
      (Cost $75,182,311)                                                                   $    81,992,721
  Temporary cash investments (at amortized cost)                                                         -
  Cash
  Cash held as collateral for futures contracts                                                          -
  Foreign currencies, at value                                                                           -
  Receivables -
      Investment securities sold                                                                   413,389
      Fund shares sold                                                                           4,564,496
      Collateral for securities loaned, at fair value
      Variation margin                                                                                   -
      Dividends, interest and foreign taxes withheld                                             1,081,782
      Forward foreign currency settlement contracts, net                                                 -
      Forward foreign currency portfolio hedge contracts, open - net                                     -
      Due from Pioneer Investment Management, Inc.                                                       -
  Other                                                                                              2,357
                                                                                           ---------------
             Total assets                                                                  $    88,054,745
                                                                                           ---------------
LIABILITIES:
  Payables -
      Investment securities purchased                                                      $     1,279,162
      Fund shares repurchased                                                                       69,402
      Dividends                                                                                          -
      Upon return for securities loaned                                                          2,207,733
      Variation margin
      Forward foreign currency settlement contracts, net                                                 -
      Forward foreign currency portfolio hedge contracts,                                                -
  Due to bank                                                                                      224,892
  Due to affiliates                                                                                 60,219
  Accrued expenses                                                                                  25,580
  Other                                                                                                  -
                                                                                           ---------------
             Total liabilities                                                             $     3,866,988
                                                                                           ---------------
NET ASSETS:
  Paid-in capital                                                                          $    76,934,850
  Accumulated net investment income (loss)                                                          42,283
  Accumulated undistributed net realized gain (loss)                                               400,214
  Net unrealized gain (loss) on:
      Investments                                                                                6,810,410
      Futures contracts                                                                                  -
      Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                                                -
                                                                                           ---------------
             Total net assets                                                              $    84,187,757
                                                                                           ---------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
      Net assets                                                                           $    66,587,008
  Shares outstanding                                                                             5,815,849
                                                                                           ===============
      Net asset value per share                                                            $         11.45
  CLASS II:
  (Unlimited number of shares authorized)
      Net assets                                                                           $    17,600,749
  Shares outstanding                                                                             1,536,447
                                                                                           ===============
      Net asset value per share                                                            $         11.46

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

                                                                                               PIONEER
                                                                                             HIGH YIELD
                                                                                            VCT PORTFOLIO

                                                                                             YEAR ENDED
                                                                                              12/31/03
INVESTMENT INCOME:
  Dividends                                                                                $       144,018
  Interest                                                                                       4,474,126
  Income on securities loaned, net                                                                  11,587
  Other                                                                                                  -
                                                                                           ---------------
             Total investment income                                                       $     4,629,731
                                                                                           ---------------
EXPENSES:
  Management fees                                                                          $       373,275
  Transfer agent fees                                                                                1,601
  Distribution fees (Class II)                                                                      11,424
  Administrative fees                                                                               37,500
  Custodian fees                                                                                    19,470
  Professional fees                                                                                 30,622
  Printing                                                                                          39,909
  Fees and expenses of nonaffiliated trustees                                                        1,091
  Miscellaneous                                                                                      7,937
                                                                                           ---------------
    Total expenses                                                                         $       522,829
    Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                                             -
                                                                                           ---------------
    Net expenses                                                                           $       522,829
                                                                                           ---------------
      Net investment income (loss)                                                         $     4,106,902
                                                                                           ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
    Investments                                                                            $     1,124,588
    Futures contracts                                                                                    -
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                                                  -
                                                                                           ---------------
                                                                                           $     1,124,588
                                                                                           ---------------
  Change in net unrealized gain or (loss) from:
    Investments                                                                            $    10,301,474
    Futures contracts                                                                                    -
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                                                  -
                                                                                           ---------------
                                                                                           $    10,301,474
                                                                                           ---------------
  Net gain (loss) on investments, futures contracts
    and foreign currency transactions                                                      $    11,426,062
                                                                                           ===============
  Net increase (decrease) in net assets resulting
    from operations                                                                        $    15,532,964
                                                                                           ===============

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      PIONEER
                                                                                     HIGH YIELD
                                                                                    VCT PORTFOLIO

                                                                              YEAR              YEAR
                                                                              ENDED             ENDED
                                                                            12/31/03          12/31/02
FROM OPERATIONS:
Net investment income (loss)                                             $     4,106,902   $     3,533,031
Net realized gain (loss) on investments                                        1,124,588          (323,145)
Change in net unrealized gain or loss
  on investments, futures contracts and
  foreign currency transactions                                               10,301,474        (3,825,540)
                                                                         ---------------   ---------------
    Net increase (decrease) in net assets
      resulting from operations                                          $    15,532,964   $      (615,654)
                                                                         ---------------   ---------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
  Class I                                                                $    (3,817,405)  $    (3,519,047)
  Class II                                                                      (279,944)          (17,625)
Net realized gain
  Class I                                                                              -                 -
  Class II                                                                             -                 -
Tax return of capital
  Class I                                                                              -                 -
  Class II                                                                             -                 -
                                                                         ---------------   ---------------
    Total distributions to shareowners                                   $    (4,097,349)  $    (3,536,672)
                                                                         ---------------   ---------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                         $    45,609,360   $    23,512,319
Reinvestment of distributions                                                  4,059,022         3,490,787
Cost of shares repurchased                                                   (18,254,761)      (13,871,749)
                                                                         ---------------   ---------------
  Net increase (decrease) in net assets
    resulting from fund share transactions                               $    31,413,621   $    13,131,357
                                                                         ---------------   ---------------
  Net increase (decrease) in net assets                                  $    42,849,236   $     8,979,031
                                                                         ---------------   ---------------
NET ASSETS:
Beginning of year                                                             41,338,521        32,359,490
                                                                         ---------------   ---------------
End of year                                                              $    84,187,757   $    41,338,521
                                                                         ===============   ===============
Accumulated undistributed/(distributions in excess of)
  net investment income (loss)                                           $        42,283   $          (465)
                                                                         ===============   ===============

   The accompanying notes are an integral part of these financial statements.

PIONEER HIGH YIELD VCT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS 12/31/03

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer High Yield VCT Portfolio (The Portfolio) is a portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of sixteen separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of High Yield Portfolio is to maximize total return through a combination of income and capital appreciation.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION
   Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times.

   Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

   The High Yield Portfolio invests in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during years of economic uncertainty or change, than higher rated debt securities. The Portfolio is not diversified, which means that it can invest a higher percentage of its asset in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

   In addition, the non-diversified Portfolios have concentrations in certain asset types, which may subject the Portfolios to additional risks. Further description of these risks is included in the Trust's Prospectus.

B. FOREIGN CURRENCY TRANSLATION
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. FORWARD FOREIGN CURRENCY CONTRACTS
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

D. TAXES
   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2003, the no such taxes were paid.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

                           ACCUMULATED NET   ACCUMULATED
                             INVESTMENT     REALIZED GAIN/
PORTFOLIO                   INCOME/(LOSS)        LOSS       PAID-IN CAPITAL
---------------------------------------------------------------------------
High Yield Portfolio          $  33,195      $  (33,195)          $  -

   At December 31, 2003, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the Portfolio and are designed to present the Portfolios' capital accounts on a tax basis. The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

                                                  PIONEER        PIONEER
                                                    HIGH           HIGH
                                                   YIELD          YIELD
                                                VCT PORTFOLIO  VCT PORTFOLIO
                                                    2003           2002
----------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                                 $  4,097,349   $  3,536,672
Long-Term capital gain                                     -              -
                                                ---------------------------
                                                $  4,097,349   $  3,536,672
Return of Capital                                          -              -
                                                ---------------------------
      Total distributions                       $  4,097,349   $  3,536,672
                                                ---------------------------
DISTRIBUTABLE EARNINGS
 (ACCUMULATED LOSSES):
Undistributed ordinary income                   $     42,283
Undistributed long-term gain/
  (Capital loss carryforward)                        400,214
Unrealized appreciation (depreciation)             6,810,410
                                                ------------
  Total                                         $  7,252,907
                                                ============

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

F. PORTFOLIO SHARES
   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $246,661 in commissions on the sale of Trust shares for the year ended December 31, 2003. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day.

G. SECURITIES LENDING
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. REPURCHASE AGREEMENTS
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolio's average daily net assets.

The portion of the Portfolios' expenses attributable to Class II (or Class I for shares in the case of High Yield Portfolios) will be reduced only to the extent such expenses are reduced for Class I shares (or Class II shares). Pioneer may subsequently recover reimbursed expenses (within three years of being incurred) from certain Portfolios if the expense ratio of the Class I (or Class II) shares would otherwise be less than the expense limitation of the class. Each class will reimburse PIM no more than the amount by which that class' expenses were reduced.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2003, $55,214 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $1,212 in transfer agent fees payable to PIMSS at December 31, 2003.

4. DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $3,793 payable to PFD at December 31, 2003.

                                                                                            NET
                                                    GROSS              GROSS            APPRECIATION/
                                 TAX COST        APPRECIATION       DEPRECIATION       (DEPRECIATION)
-----------------------------------------------------------------------------------------------------
High Yield Portfolio          $  75,182,311      $  6,830,138        $  (19,728)         $  6,810,410

6. AGGREGATE UNREALIZED  APPRECIATION AND DEPRECIATION

At December 31, 2003, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

7. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2003, were $55,315,925 and $27,126,647, respectively.

8. CAPITAL SHARES

At December 31, 2003, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        '03 SHARES        '03 AMOUNT        '02 SHARES        '02 AMOUNT
----------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO
CLASS I:
Shares sold                                2,515,726    $   26,817,319         2,364,432    $   23,267,135
Reinvestment of distributions                357,809         3,779,086           358,882         3,473,162
Shares repurchased                        (1,491,103)      (15,895,254)       (1,419,950)      (13,834,156)
                                      --------------------------------------------------------------------
  Net increase                             1,382,432    $   14,701,151         1,303,364    $   12,906,141
                                      ====================================================================
CLASS II:
Shares sold                                1,708,526    $   18,792,041            24,056    $      254,184
Reinvestment of distributions                 25,089           279,836             1,833            17,625
Shares repurchased                          (221,726)       (2,359,507)           (4,051)          (37.593)
                                      --------------------------------------------------------------------
  Net increase                             1,511,889    $   16,712,470            21,838    $      225,216
                                      ====================================================================

PIONEER HIGH YIELD VCT PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND THE CLASS II SHAREOWNERS OF PIONEER HIGH YIELD VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer High Yield VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Yield VCT Portfolio of Pioneer Variable Contracts Trust at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

PIONEER VARIABLE CONTRACTS TRUST

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT AUDITORS
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS
The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Portfolio within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available online at pioneerfunds.com.

INTERESTED TRUSTEES

                  POSITION HELD                 TERM OF OFFICE AND          PRINCIPAL OCCUPATION DURING  OTHER DIRECTORSHIPS HELD BY
NAME AND AGE      WITH THE FUND                 LENGTH OF SERVICE           PAST FIVE YEARS              THIS TRUSTEE
John F. Cogan,    Chairman of the Board,        Trustee since 1994. Serves  Deputy Chairman and a        Director of Harbor Global
Jr. (77)*         Trustee and President         until a successor trustee   Director of Pioneer Global   Company, Ltd.
                                                is elected or earlier       Asset Management
                                                retirement or removal.      S.p.A. ("PGAM");
                                                                            Non-Executive Chairman and
                                                                            a Director of Pioneer
                                                                            Investment Management USA
                                                                            Inc. ("PIM-USA"); Chairman
                                                                            and a Director of Pioneer;
                                                                            Director of Pioneer
                                                                            Alternative Investment
                                                                            Management Limited
                                                                            (Dublin); President and a
                                                                            Director of Pioneer
                                                                            Alternative Investment
                                                                            Management (Bermuda)
                                                                            Limited and affiliated
                                                                            funds; President and
                                                                            Director of Pioneer Funds
                                                                            Distributor, Inc. ("PFD");
                                                                            President of all of the
                                                                            Pioneer Funds; and Of
                                                                            Counsel (since 2000,partner
                                                                            prior to 2000), Hale and
                                                                            Dorr LLP (counsel to
                                                                            PIM-USA and the Pioneer
                                                                            Funds)

Osbert M. Hood    Trustee and Executive Vice    Trustee since June, 2003.   President and Chief          None
(51)**            President                     Serves until a successor    Executive Officer, PIM-USA
                                                trustee is elected or       since May, 2003 (Director
                                                earlier retirement or       since January, 2001);
                                                removal.                    President and Director of
                                                                            Pioneer since May 2003;
                                                                            Chairman and Director of
                                                                            Pioneer Investment
                                                                            Management Shareholder
                                                                            Services, Inc. ("PIMSS")
                                                                            since May 2003; Executive
                                                                            Vice President of all of
                                                                            the Pioneer Funds since
                                                                            June 2003; Executive Vice
                                                                            President and Chief
                                                                            Operating Officer of
                                                                            PIM-USA, November 2000-May
                                                                            2003; Executive Vice
                                                                            President, Chief Financial
                                                                            Officer and Treasurer, John
                                                                            Hancock Advisers, L.L.C.,
                                                                            Boston, MA, November
                                                                            1999-November 2000; Senior
                                                                            Vice President and Chief
                                                                            Financial Officer, John
                                                                            Hancock Advisers, L.L.C.,
                                                                            April 1997-November 1999

 *Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

INDEPENDENT TRUSTEES

                       POSITION HELD            TERM OF OFFICE AND          PRINCIPAL OCCUPATION DURING  OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS  WITH THE FUND            LENGTH OF SERVICE           PAST FIVE YEARS              HELD BY THIS TRUSTEE
Mary K. Bush (55)      Trustee                  Trustee since September,    President, Bush              Director of Brady
3509 Woodbine                                   2000. Serves until a        International                Corporation (industrial
Street,                                         successor trustee is        (international financial     identification and
Chevy Chase,                                    elected or earlier          advisory firm)               specialty coated material
MD 20815                                        retirement or removal.                                   products manufacturer),
                                                                                                         Millenium Chemicals, Inc.
                                                                                                         (commodity chemicals),
                                                                                                         Mortgage Guaranty Insurance
                                                                                                         Corporation, and R.J.
                                                                                                         Reynolds Tobacco Holdings,
                                                                                                         Inc. (tobacco)

Richard H.             Trustee                  Trustee since 1995. Serves  Alexander Graham Bell        None
Egdahl, M.D. (77)                               until a successor trustee   Professor of Health Care
Boston University                               is elected or earlier       Entrepreneurship, Boston
Healthcare                                      retirement or removal.      University; Professor of
Entrepreneurship                                                            Management, Boston
Program,                                                                    University School of
53 Bay State                                                                Management; Professor of
Road,                                                                       Public Health, Boston
Boston, MA 02215                                                            University School of Public
                                                                            Health; Professor of
                                                                            Surgery, Boston University
                                                                            School of Medicine; and
                                                                            University Professor,
                                                                            Boston University

Margaret B.W.          Trustee                  Trustee since September,    Founding Director, The       None
Graham (56)                                     2000. Serves until a        Winthrop Group, Inc.
1001 Sherbrooke                                 successor trustee is        (consulting firm);
Street West,                                    elected or earlier          Professor of Management,
Montreal, Quebec,                               retirement or removal.      Faculty of Management,
Canada                                                                      McGill University

Marguerite A.          Trustee                  Trustee since 1995. Serves  President and Chief          None
Piret (55)                                      until a successor trustee   Executive Officer, Newbury,
One Boston Place,                               is elected or earlier       Piret & Company, Inc.
28th Floor,                                     retirement or removal.      (investment banking firm)
Boston, MA 02108

Stephen K. West        Trustee                  Trustee since 1995. Serves  Senior Counsel, Sullivan &   Director, The Swiss
(75)                                            until a successor trustee   Cromwell (law firm)          Helvetia Fund, Inc.
125 Broad Street,                               is elected or earlier                                    (closed-end investment
New York,                                       retirement or removal.                                   company) and  AMVESCAP PLC
NY 10004                                                                                                 (investment managers)

John Winthrop          Trustee                  Trustee since September,    President, John Winthrop &   None
(67)                                            2000. Serves until a        Co., Inc. (private
One North Adgers                                successor trustee is        investment firm)
Wharf,                                          elected or earlier
Charleston,                                     retirement or removal.
SC 29401

FUND OFFICERS

                       POSITION HELD            TERM OF OFFICE AND          PRINCIPAL OCCUPATION DURING  OTHER DIRECTORSHIPS
NAME AND AGE           WITH THE FUND            LENGTH OF SERVICE           PAST FIVE YEARS              HELD BY THIS OFFICER
Dorothy E. Bourassa    Secretary                Serves at the discretion    Secretary of PIM-USA;        None
(56)                                            of board                    Senior Vice President-Legal
                                                                            of Pioneer; and
                                                                            Secretary/Clerk of most of
                                                                            PIM-USA's subsidiaries
                                                                            since October 2000;
                                                                            Secretary of all of the
                                                                            Pioneer Funds since
                                                                            September 2003 (Assistant
                                                                            Secretary from November
                                                                            2000 to September 2003);
                                                                            and Senior Counsel,
                                                                            Assistant Vice President
                                                                            and Director of Compliance
                                                                            of PIM-USA from April 1998
                                                                            through October 2000

Christopher J. Kelley  Assistant Secretary      Serves at the discretion    Assistant Vice President     None
(39)                                            of board                    and Senior Counsel of
                                                                            Pioneer since July 2002;
                                                                            Vice President and Senior
                                                                            Counsel of BISYS Fund
                                                                            Services, Inc. (April 2001
                                                                            to June 2002); Senior Vice
                                                                            President and Deputy
                                                                            General Counsel of Funds
                                                                            Distributor, Inc. (July
                                                                            2000 to April 2001; Vice
                                                                            President and Associate
                                                                            General Counsel from July
                                                                            1996 to July 2000);
                                                                            Assistant Secretary of all
                                                                            of the Pioneer Funds since
                                                                            September 2003

David C. Phelan        Assistant Secretary      Serves at the discretion    Partner, Hale and Dorr LLP;  None
(46)                                            of board                    Assistant Secretary of all
                                                                            of the Pioneer Funds since
                                                                            September 2003

Vincent Nave (58)      Treasurer                Serves at the discretion    Vice President-Fund          None
                                                of board                    Accounting, Administration
                                                                            and Custody Services of
                                                                            Pioneer (Manager from
                                                                            September 1996 to February
                                                                            1999); and Treasurer of all
                                                                            of the Pioneer Funds
                                                                            (Assistant Treasurer from
                                                                            June 1999 to November 2000)

Luis I. Presutti       Assistant Treasurer      Serves at the discretion   Assistant Vice                None
(38)                                            of board                   President-Fund Accounting,
                                                                           Administration and Custody
                                                                           Services of Pioneer (Fund
                                                                           Accounting Manager from
                                                                           1994 to 1999); and
                                                                           Assistant Treasurer of all
                                                                           of the Pioneer Funds since
                                                                           November 2000


                       POSITION HELD            TERM OF OFFICE AND          PRINCIPAL OCCUPATION DURING  OTHER DIRECTORSHIPS
NAME AND AGE           WITH THE FUND            LENGTH OF SERVICE           PAST FIVE YEARS              HELD BY THIS OFFICER
Gary Sullivan          Assistant Treasurer      Serves at the discretion    Fund Accounting              None
(45)                                            of board                    Manager-Fund Accounting,
                                                                            Administration and Custody
                                                                            Services of Pioneer; and
                                                                            Assistant Treasurer of all
                                                                            of the Pioneer Funds since
                                                                            May 2002

Katharine Kim          Assistant Treasurer      Serves at the discretion    Fund Administration          None
Sullivan (30)                                   of board.                   Manager-Fund Accounting,
                                                                            Administration and Custody
                                                                            Services since June 2003;
                                                                            Assistant Vice
                                                                            President-Mutual Fund
                                                                            Operations of State Street
                                                                            Corporation from June 2002
                                                                            to June 2003 (formerly
                                                                            Deutsche Bank Asset
                                                                            Management); Pioneer Fund
                                                                            Accounting, Administration
                                                                            and Custody Services (Fund
                                                                            Accounting Manager from
                                                                            August 1999 to May
                                                                            2002, Fund Accounting
                                                                            Services Supervisor from
                                                                            1997 to July 1999);
                                                                            Assistant Treasurer of all
                                                                            of the Pioneer Funds since
                                                                            September 2003

                            THIS PAGE FOR YOUR NOTES.

                           THIS PAGE FOR YOUR NOTES.

                           THIS PAGE FOR YOUR NOTES.

[PIONEER INVESTMENTS(R) LOGO]


                                                                   14688-00-0204

[PIONEER INVESTMENTS (R) LOGO]


PIONEER VARIABLE CONTRACTS TRUST

PIONEER SMALL CAP VALUE VCT PORTFOLIO -- CLASS II SHARES


ANNUAL REPORT

DECEMBER 31, 2003

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer Small Cap Value VCT Portfolio

  Portfolio and Performance Update                    2

  Portfolio Management Discussion                     3

  Schedule of Investments                             4

  Financial Statements                                8

  Notes to Financial Statements                      12

Report of Independent Auditors                       16

Trustees, Officers and Service Providers             17

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/03

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                                           88.90%
Temporary Cash Investment                                     5.40%
Depositary Receipts for International Stocks                  4.10%
Exchange Traded Funds                                         1.60%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

[CHART]

Industrials                                                  21.50%
Financials                                                   20.80%
Consumer Discretionary                                       13.40%
Information Technology                                        8.60%
Energy                                                        8.40%
Health Care                                                   7.70%
Utilities                                                     7.50%
Materials                                                     6.80%
Consumer Staples                                              2.60%
Exchange Traded Funds                                         1.60%
Telecommunication Services                                    1.10%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Southwestern Energy Co.                                    2.47%
2. Swift Energy Co.                                           2.27
3. Massey Energy Co.                                          2.15
4. Insight Enterprises, Inc.                                  2.11
5. Joy Global, Inc.                                           1.88

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

PRICES AND DISTRIBUTIONS CLASS II SHARES

                                          12/31/03        5/1/03
Net Asset Value per Share                 $  12.47        $  9.11

DISTRIBUTIONS PER SHARE                               SHORT-TERM         LONG-TERM
(1/1/03 - 12/31/03)                   DIVIDENDS      CAPITAL GAINS     CAPITAL GAINS
                                       $    -            $    -            $   -

PERFORMANCE OF A $10,000 INVESTMENT CLASS II SHARES

The following chart shows the change in value of an investment made in PIONEER SMALL CAP VALUE VCT PORTFOLIO at net asset value, compared to that of the Russell 2000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                            PIONEER SMALL CAP VALUE VCT PORTFOLIO*   RUSSELL 2000 VALUE INDEX+
11/30/2001                               $  10,000                           $  10,000
12/31/2001                               $  10,572                           $  10,612
12/31/2002                               $   8,980                           $   9,400
12/31/2003                               $  12,132                           $  13,726

+ Index comparison begins 11/30/01.
The Russell 2000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2003)

NET ASSET VALUE*

Life-of-Class                   10.81%
(11/8/01)
1 Year                          35.10%

All total returns shown assume reinvestment of distributions at net asset value.

+ The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fees of Class II shares.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.+ Index comparison begins 11/30/01. The Russell 2000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/03

In the following discussion, David Adams and Jack McPherson review the year ended December 31, 2003, and Pioneer Small Cap Value VCT Portfolio's performance over this period.

Q. HOW DID PIONEER SMALL CAP VALUE VCT PORTFOLIO PERFORM OVER THIS PERIOD?

A. For the twelve months ended December 31, 2003, Pioneer's Small Cap Value VCT Portfolio Class II shares returned 35.10% at net asset value. Those results, while very positive, trailed the 46.03% return on the Russell 2000 Value Index, the Portfolio's benchmark, for the same period.

Q. WHAT WERE CONDITIONS LIKE OVER THE PAST YEAR AND HOW DID YOU RESPOND?

A. After a long bear market, the stock market turned higher last March when it became clear that the war would not choke off the economic recovery. Stocks generally rose through year end, buoyed by positive economic data. Very small, very speculative issues led the rally, while companies like those we invest in, with solid finances and quantifiable prospects, trailed behind. That split, which is characteristic of the early stages of an economic recovery, accounts for most of the Portfolio's underperformance compared to its benchmark. In particular, underexposure to low-quality issues in technology and biotechnology held back results.

Q. WHICH SECTORS OR STOCKS HELPED BOOST PERFORMANCE?

A. Our financial services choices outperformed the financial segment of the Portfolio's benchmark. Earlier in the year we favored regional banks with exposure to the very strong mortgage origination market, but lately have been shifting into commercial banks that benefit from an uptick in demand for business lending. Specifically we took some profits in Irwin Financial, a diversified regional bank with exposure to mortgage activity.

   Real estate investment trusts (REITs) also aided results. Ventas benefited when its primary tenant, a nursing home operator, saw its business improve. Trizec Properties rose after shedding non-productive holdings and installing new management. At Medallion Financial, the taxi-medallion-financing business is recovering from the post-9/11 downturn. The company is in the process of establishing a banking business, which will help to lower the cost of funds to finance customer loans.

   GrafTech International rose as renewed demand pushed up prices on electrodes for electric arc furnaces. Joy Global, a manufacturer of heavy equipment used in mining operations performed nicely as the outlook for their end markets continues to improve with the global economy.

   In consumer staples, sales of household and personal products continued to be strong at direct-seller NuSkin, which is active in 30 countries, including China and Japan.

   Energy holdings also performed well. With insufficient supply and growing demand, the price of North American natural gas is climbing. One beneficiary is Southwestern Energy, which is expanding production. We added to our position in Swift Energy during the year when investors were focusing on disappointing results in their New Zealand properties and ignoring attractive prospects here in the U.S. Our broader view paid off when the shares rose later in the year.

Q. WHAT OTHER CHOICES OR STRATEGIES AFFECTED PERFORMANCE?

A. The weak economy and management issues pushed down shares of Central Parking; the parking business is inherently profitable and a recovering economy should boost results. We think PRG-Schultz, which provides specialized accounting services to large corporations in a wide variety of industries, performed poorly during the year as the integration of a large acquisition continued to disappoint. Borland Software reported mediocre results during the year, which caused the stock to be down for the year, but we believe that the company's products are crucial to the software development industry and thus will resume growing in 2004.

   In health care, Kendall International, which conducts new drug research for pharmaceutical firms, fell as product pipelines shrank. Pacificare Health Systems, was a significantly positive holding for the Portfolio as the market began to realize the favorable position the company holds in the Medicare managed-care marketplace, a tool the government believes is imperative to reigning in skyrocketing Medicare costs.

   The halting rebound in travel and ineffective company management led us to take a loss in our small position in Oneida, which supplies flatware to airlines and hotels.

Q. WHAT IS YOUR OUTLOOK FOR NEXT YEAR AS IT AFFECTS SMALL COMPANY STOCKS?

A. Although the opposite approach was rewarded in 2003, we are convinced that owning companies with strong finances, reasonable valuations and positive earnings is the right way to position the Portfolio for possible economic growth. That view seemed to be taking hold at yearend, as better quality stocks began to draw more attention.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

[SIDENOTE]

Small-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/03

    SHARES                                                                                 VALUE
             COMMON STOCKS - 83.8%
             ENERGY - 7.2%
             OIL & GAS DRILLING - 1.7%
     3,400   Atwood Oceanics, Inc.*                                              $       108,596
    13,086   Key Energy Services, Inc.*                                                  134,917
                                                                                 ---------------
                                                                                 $       243,513
                                                                                 ---------------
             OIL & GAS EQUIPMENT & SERVICES - 1.5%
     7,500   Gulfmark Offshore, Inc.*                                            $       105,000
     6,315   Maverick Tube Corp.*                                                        121,564
                                                                                 ---------------
                                                                                 $       226,564
                                                                                 ---------------
             OIL & GAS EXPLORATION & PRODUCTION - 4.0%
     2,900   Penn Virginia Corp.                                                 $       161,385
    16,970   Swift Energy Co.*                                                           285,945
       691   Tom Brown, Inc.*                                                             22,285
     5,219   Unit Corp.*                                                                 122,907
                                                                                 ---------------
                                                                                 $       592,522
                                                                                 ---------------
             TOTAL ENERGY                                                        $     1,062,599
                                                                                 ---------------
             MATERIALS - 5.8%
             CONSTRUCTION MATERIALS - 0.1%
       350   Ameron International Corp.                                          $        12,142
                                                                                 ---------------
             DIVERSIFIED METALS & MINING - 1.8%
    13,014   Massey Energy Co.                                                   $       270,691
                                                                                 ---------------
             METAL & GLASS CONTAINERS - 0.3%
     1,562   Jarden Corp.*                                                       $        42,705
                                                                                 ---------------
             PAPER PACKAGING - 0.1%
       650   Kadant, Inc.*                                                       $        14,073
                                                                                 ---------------
             PAPER PRODUCTS - 1.5%
     8,043   Domtar, Inc.                                                        $       100,457
     4,300   Flowserve Corp.*                                                             89,784
     2,500   Longview Fibre Co.                                                           30,875
                                                                                 ---------------
                                                                                 $       221,116
                                                                                 ---------------
             SPECIALTY CHEMICALS - 0.5%
     2,475   Great Lakes Chemical Corp.                                          $        67,295
                                                                                 ---------------
             STEEL - 1.5%
     2,250   Carpenter Technology                                                $        66,533
    11,743   Graftech International, Ltd.*                                               158,531
                                                                                 ---------------
                                                                                 $       225,064
                                                                                 ---------------
             TOTAL MATERIALS                                                     $       853,086
                                                                                 ---------------
             CAPITAL GOODS - 7.9%
             BUILDING PRODUCTS - 0.1%
     1,175   Lennox International, Inc.                                          $        19,623
                                                                                 ---------------
             CONSTRUCTION & FARM MACHINERY &
             HEAVY TRUCKS - 1.3%
    11,475   Wabtec Corp.                                                        $       195,534
                                                                                 ---------------
             CONSTUCTION & ENGINEERING - 1.0%
     3,045   Granite Consturction, Inc.                                          $        71,527
     4,525   Insituform Technologies, Inc.*                                               74,663
                                                                                 ---------------
                                                                                 $       146,190
                                                                                 ---------------
             ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%
     6,204   Power-One, Inc.*                                                    $        67,189
                                                                                 ---------------
             INDUSTRIAL CONGLOMERATES - 1.3%
     9,685   Cornell Companies, Inc.*                                            $       132,200
     5,046   NN, Inc.                                                                     63,529
                                                                                 ---------------
                                                                                 $       195,729
                                                                                 ---------------
             INDUSTRIAL MACHINERY - 2.9%
     9,037   Joy Global, Inc.                                                    $       236,318
     1,800   Kaydon Corp.                                                                 46,512
     1,619   Nacco Industries, Inc.                                                      144,868
                                                                                 ---------------
                                                                                 $       427,698
                                                                                 ---------------
             TRADING COMPANIES & DISTRIBUTORS - 0.8%
     4,928   Applied Industrial Technologies, Inc.                               $       117,582
                                                                                 ---------------
             TOTAL CAPITAL GOODS                                                 $     1,169,545
                                                                                 ---------------
             COMMERCIAL SERVICES & SUPPLIES - 6.2%
             COMMERCIAL PRINTING - 1.0%
     4,118   John H. Harland Co.                                                 $       112,421
     1,200   Valassis Communications, Inc.*                                               35,220
                                                                                 ---------------
                                                                                 $       147,641
                                                                                 ---------------
             DIVERSIFIED COMMERCIAL SERVICES - 4.5%
       700   Arbitron, Inc.*                                                     $        29,204
     9,850   Central Parking Corp.                                                       147,061
     2,456   FTI Consulting, Inc.*                                                        57,397
     8,760   Profit Recovery Group International*                                         42,924
     3,328   Roto Rooter, Inc.                                                           153,421
    13,730   Rent-Way, Inc.*                                                             112,449
     4,750   Watson Wyatt & Co. Holdings*                                                114,713
                                                                                 ---------------
                                                                                 $       657,169
                                                                                 ---------------
             EMPLOYMENT SERVICES - 0.6%
     4,520   Korn/Ferry International*                                           $        60,297
     1,785   Right Management Consultants, Inc.*                                          33,308
                                                                                 ---------------
                                                                                 $        93,605
                                                                                 ---------------
             OFFICE SERVICES & SUPPLIES - 0.1%
       450   Imagistics International, Inc.*                                     $        16,875
                                                                                 ---------------
             TOTAL COMMERCIAL SERVICES & SUPPLIES                                $       915,290
                                                                                 ---------------
             TRANSPORTATION - 4.2%
             MARINE - 1.6%
    10,802   Stelmar Shipping, Ltd.                                              $       236,132
                                                                                 ---------------
             RAILROADS - 1.5%
     6,912   Genesee & Wyoming, Inc.*                                            $       217,659
                                                                                 ---------------

   The accompanying notes are an integral part of these financial statements.

    SHARES                                                                                 VALUE
             TRUCKING - 1.1%
     1,400   Central Freight Lines, Inc.*                                        $        24,850
     2,243   Dollar Thrifty Automotive*                                                   58,183
     3,150   Forward Air Corp.*                                                           86,625
                                                                                 ---------------
                                                                                 $       169,658
                                                                                 ---------------
             TOTAL TRANSPORTATION                                                $       623,449
                                                                                 ---------------
             AUTOMOBILES & COMPONENTS - 0.7%
             AUTO PARTS & EQUIPMENT - 0.7%
     6,245   Federal Signal Corp.                                                $       109,412
                                                                                 ---------------
             TOTAL AUTOMOBILES & COMPONENTS                                      $       109,412
                                                                                 ---------------
             CONSUMER DURABLES & APPAREL - 1.7%
             APPAREL, ACCESSORIES & LUXURY GOODS - 0.8%
     9,168   Charming Shoppes, Inc.*                                             $        49,507
     1,875   Kellwood Co.                                                                 76,875
                                                                                 ---------------
                                                                                 $       126,382
                                                                                 ---------------
             FOOTWEAR - 0.9%
     7,491   Maxwell Shoe Co., Inc.*                                             $       127,122
                                                                                 ---------------
             TOTAL CONSUMER DURABLES & APPAREL                                   $       253,504
                                                                                 ---------------
             HOTELS, RESTAURANTS & LEISURE - 0.6%
             LEISURE FACILITIES - 0.1%
     2,630   Bally Total Fitness Holding Corp.*                                  $        18,410
                                                                                 ---------------
             RESTAURANTS - 0.5%
     3,769   O'Charley's, Inc.*                                                  $        67,654
                                                                                 ---------------
             TOTAL HOTELS, RESTAURANTS & LEISURE                                 $        86,064
                                                                                 ---------------
             MEDIA - 2.2%
             ADVERTISING - 1.7%
     3,816   Equity Marketing, Inc.*                                             $        53,806
     5,144   R.H. Donnelley Corp.*+                                                      204,937
                                                                                 ---------------
                                                                                 $       258,743
                                                                                 ---------------
             PUBLISHING - 0.5%
     4,715   Advanced Marketing Services, Inc.                                   $        53,751
       700   Information Holdings, Inc.*                                                  15,470
                                                                                 ---------------
                                                                                 $        69,221
                                                                                 ---------------
             TOTAL MEDIA                                                         $       327,964
                                                                                 ---------------
             RETAILING - 6.1%
             APPAREL RETAIL - 0.6%
     3,045   Stage Stores, Inc.*                                                 $        84,956
                                                                                 ---------------
             CATALOG RETAIL - 1.8%
    14,125   Insight Enterprises, Inc.*                                          $       265,550
                                                                                 ---------------
             GENERAL MERCHANDISE STORES - 0.5%
     2,615   Blyth Industries, Inc.                                              $        84,255
                                                                                 ---------------
             SPECIALTY STORES - 3.2%
     3,550   Claire's Stores, Inc.                                               $        66,882
     5,202   Guitar Center, Inc.*                                                        169,481
     7,082   Hancock Fabrics, Inc.                                                       102,547
     4,048   School Specialty, Inc.*                                                     137,672
                                                                                 ---------------
                                                                                 $       476,582
                                                                                 ---------------
             TOTAL RETAILING                                                     $       911,343
                                                                                 ---------------
             FOOD & DRUG RETAILING - 1.0%
             FOOD RETAIL - 1.0%
     4,208   Fresh Del Monte Produce, Inc.                                       $       100,277
     3,325   Wild Oats Markets, Inc.*                                                     42,992
                                                                                 ---------------
             TOTAL FOOD & DRUG RETAILING                                         $       143,269
                                                                                 ---------------
             HOUSEHOLD & PERSONAL PRODUCTS - 1.2%
             HOUSEHOLD PRODUCTS - 1.2%
    10,804   Nu Skin Enterprises, Inc.                                           $       184,640
                                                                                 ---------------
             TOTAL HOUSEHOLD & PERSONAL PRODUCTS                                 $       184,640
                                                                                 ---------------
             HEALTH CARE EQUIPMENT & SERVICES - 6.1%
             HEALTH CARE DISTRIBUTORS - 2.1%
     2,685   Amerigroup Corp.*                                                   $       114,515
     5,750   Chattem, Inc.*                                                              102,925
     5,650   Cross Country Healthcares, Inc.*                                             84,298
                                                                                 ---------------
                                                                                 $       301,738
                                                                                 ---------------
             HEALTH CARE EQUIPMENT - 0.1%
       225   Analogic Corp.                                                      $         9,225
       275   Arrow International, Inc.                                                     6,870
                                                                                 ---------------
                                                                                 $        16,095
                                                                                 ---------------
             HEALTH CARE FACILITIES - 0.6%
       875   Sunrise Senior Living, Inc.*                                        $        33,898
     1,758   Triad Hospitals, Inc.*                                                       58,489
                                                                                 ---------------
                                                                                 $        92,387
                                                                                 ---------------
             HEALTH CARE SERVICES - 1.9%
     4,202   Pediatrix Medical Group, Inc.*+                                     $       231,488
     2,875   Providence Service Corp.*                                                    46,518
                                                                                 ---------------
                                                                                 $       278,006
                                                                                 ---------------
             MANAGED HEALTH CARE - 1.4%
     3,115   PacifiCare Health Systems*                                          $       210,574
                                                                                 ---------------
             TOTAL HEALTH CARE EQUIPMENT & SERVICES                              $       898,800
                                                                                 ---------------
             PHARMACEUTICALS & BIOTECHNOLOGY - 0.5%
             BIOTECHNOLOGY - 0.5%
    11,505   Kendle International, Inc.*                                         $        72,942
                                                                                 ---------------
             TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                               $        72,942
                                                                                 ---------------

   The accompanying notes are an integral part of these financial statements.

    SHARES                                                                                 VALUE
             BANKS - 4.8%
             DIVERSIFIED BANKS - 2.4%
     2,606   Banner Corp.                                                        $        65,541
     5,305   BankAtlantic Bancorp, Inc.                                                  100,795
       800   Local Financial Corp.*                                                       16,672
     5,550   Provident Financial Services, Inc.                                          104,895
     4,650   Texas Capital Bancshares, Inc.*                                              67,248
                                                                                 ---------------
                                                                                 $       355,151
                                                                                 ---------------
             REGIONAL BANKS - 1.6%
    12,000   Cardinal Financial Corp.*                                           $        99,360
     1,105   Irwin Financial Corp.                                                        34,697
       400   Sun Bancorp, Inc.*                                                           10,560
     3,200   Sterling Bancshares, Inc.                                                    42,656
       930   Whitney Holding Corp.                                                        38,121
                                                                                 ---------------
                                                                                 $       225,394
                                                                                 ---------------
             THRIFTS & MORTGAGE FINANCE - 0.8%
       300   Franklin Bank Corp.*                                                $         5,700
     4,225   First Niagara Financial Group, Inc.*                                         62,995
     2,450   Staten Island Bancorp, Inc.                                                  55,125
                                                                                 ---------------
                                                                                 $       123,820
                                                                                 ---------------
             TOTAL BANKS                                                         $       704,365
                                                                                 ---------------
             DIVERSIFIED FINANCIALS - 3.3%
             CONSUMER FINANCE - 1.3%
     1,850   American Capital Strategies                                         $        55,001
    15,456   Medallion Financial Corp.                                                   146,677
                                                                                 ---------------
                                                                                 $       201,678
                                                                                 ---------------
             CONSUMER FINANCE - 1.5%
     4,725   Advanta Corp.                                                       $        61,378
     3,878   Advanta Corp. (Class B)                                                      49,328
    10,000   Rewards Network, Inc.*                                                      106,600
                                                                                 ---------------
                                                                                 $       217,306
                                                                                 ---------------
             SPECIALIZED FINANCE - 0.5%
     2,568   Financial Federal Corp.*                                            $        78,452
                                                                                 ---------------
             TOTAL DIVERSIFIED FINANCIALS                                        $       497,436
                                                                                 ---------------
             INSURANCE - 4.1%
             LIFE & HEALTH INSURANCE - 0.5%
     2,756   FBL Financial Group, Inc.                                           $        71,105
                                                                                 ---------------
             PROPERTY & CASUALTY INSURANCE - 3.1%
     1,700   American Safety Insurance Group, Ltd.*                              $        22,287
     3,101   IPC Holdings, Ltd.                                                          120,753
       728   Philadelphia Consolidated Holding Corp.*                                     35,548
     8,400   Quanta Capital Holdings (144A)*                                              96,600
     2,550   RLI Corp.                                                                    95,523
     1,350   Selective Insurance Group, Inc.                                              43,686
       999   Stewart Information Services Corp.                                           40,509
                                                                                 ---------------
                                                                                 $       454,906
                                                                                 ---------------
             REINSURANCE - 0.5%
     3,450   Odyssey Re Holdings, Corp.                                          $        77,798
                                                                                 ---------------
             TOTAL INSURANCE                                                     $       603,809
                                                                                 ---------------
             REAL ESTATE - 5.6%
             REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.5%
     2,400   Corrections Corp. of America*                                       $        69,192
                                                                                 ---------------
             REAL ESTATE INVESTMENT TRUSTS - 5.1%
     4,010   Bedford Property Investors, Inc.                                    $       114,806
     1,453   Entertainment Properties Trust                                               50,434
     2,324   Pennsylvania Real Estate
             Investment Trust, Inc.                                                       84,361
     3,975   Reckson Associates Realty Corp.                                              96,593
    11,065   Trizec Properties, Inc.                                                     170,401
     3,896   Universal Health Realty, Inc.                                               117,270
     5,512   Ventas, Inc.                                                                121,264
                                                                                 ---------------
                                                                                 $       755,129
                                                                                 ---------------
             TOTAL REAL ESTATE                                                   $       824,321
                                                                                 ---------------
             SOFTWARE & SERVICES - 3.7%
             APPLICATION SOFTWARE - 1.2%
     9,754   SPSS, Inc.*                                                         $       174,402
                                                                                 ---------------
             DATA PROCESSING & OUTSOURCED SERVICES - 0.7%
     4,253   Lightbridge, Inc.*                                                  $        38,702
     6,717   Pegusus Systems, Inc.*                                                       70,327
                                                                                 ---------------
                                                                                 $       109,029
                                                                                 ---------------
             HOME ENTERTAINMENT SOFTWARE - 0.1%
     1,025   Plato Learning, Inc.*                                               $        10,814
                                                                                 ---------------
             INTERNET SOFTWARE & SERVICES - 0.6%
     4,500   Internet Security Systems, Inc*                                     $        84,735
                                                                                 ---------------
             SYSTEMS SOFTWARE - 1.1%
    11,925   Borland Software Corp.*                                             $       116,030
     4,250   Netiq Corp.*                                                                 56,313
                                                                                 ---------------
                                                                                 $       172,343
                                                                                 ---------------
             TOTAL SOFTWARE & SERVICES                                           $       551,323
                                                                                 ---------------
             TECHNOLOGY HARDWARE & EQUIPMENT - 2.1%
             NETWORKING EQUIPMENT - 0.2%
     3,290   Computer Network Tech Corp.*                                        $        31,387
                                                                                 ---------------
             COMMUNICATIONS EQUIPMENT - 0.9%
    15,525   Remec, Inc.*                                                        $       130,565
                                                                                 ---------------
             COMPUTER STORAGE & PERIPHERALS - 0.5%
     2,600   Electronics For Imaging, Inc.*                                      $        67,652
                                                                                 ---------------
             TECHNOLOGY DISTRIBUTORS - 0.5%
     1,875   Tech Data Corp.*                                                    $        74,419
                                                                                 ---------------
             TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                               $       304,023
                                                                                 ---------------

   The accompanying notes are an integral part of these financial statements.

    SHARES                                                                                 VALUE
             SEMICONDUCTORS - 1.5%
             SEMICONDUCTOR EQUIPMENT - 1.1%
     2,243   Advanced Energy Industries, Inc.*                                   $        58,430
     1,687   Brooks Automation, Inc.*                                                     40,775
     3,145   Photronics, Inc.*                                                            62,648
                                                                                 ---------------
                                                                                 $       161,853
                                                                                 ---------------
             SEMICONDUCTORS - 0.4%
     4,470   HI/FN Inc.*                                                         $        53,193
       384   Power Integrations, Inc.*                                                    12,849
                                                                                 ---------------
                                                                                 $        66,042
                                                                                 ---------------
             TOTAL SEMICONDUCTORS                                                $       227,895
                                                                                 ---------------
             TELECOMMUNICATION SERVICES - 0.9%
             INTEGRATED TELECOMMUNICATION SERVICES - 0.1%
       900   CT Communications, Inc.                                             $        12,150
                                                                                 ---------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.8%
    13,128   Boston Communications Group, Inc.*                                  $       121,959
                                                                                 ---------------
             TOTAL TELECOMMUNICATION SERVICES                                    $       134,109
                                                                                 ---------------
             UTILITIES - 6.4%
             ELECTRIC UTILITIES - 0.6%
     6,650   Allegheny Energy, Inc.*                                             $        84,854
                                                                                 ---------------
             GAS UTILITIES - 5.0%
     3,325   AGL Resources, Inc.                                                 $        96,758
       450   New Jersey Resources Corp.                                                   17,330
    10,097   NUI Corp.                                                                   162,764
     3,780   People's Energy Corp.                                                       158,911
    13,024   Southwestern Energy Co.*                                                    311,274
                                                                                 ---------------
                                                                                 $       747,037
                                                                                 ---------------
             MULTI-UTILITIES & UNREGULATED POWER - 0.4%
     1,350   Energen Corp.                                                       $        55,391
                                                                                 ---------------
             UTILITIES - 0.4%
     1,675   UGI Corp.                                                           $        56,783
                                                                                 ---------------
             TOTAL UTILITIES                                                     $       944,065
                                                                                 ---------------
             TOTAL COMMON STOCKS
             (Cost $9,876,316)                                                   $    12,403,253
                                                                                 ---------------
             EXCHANGE TRADED FUNDS - 1.3%
       675   Nasdaq 100 Index Traded Fund*                                       $        24,587
     1,075   Russell 2000 Exchange Traded Fund                                           172,860
                                                                                 ---------------
             TOTAL EXCHANGE TRADED FUNDS
             (Cost $144,747)                                                     $       197,447
                                                                                 ---------------
             TEMPORARY CASH INVESTMENT - 4.8%
             SECURITY LENDING COLLATERAL - 4.8%
   717,616   Securities Lending Investment Fund, 1.02%                           $       717,616
                                                                                 ---------------
             TOTAL TEMPORARY CASH INVESTMENT
             (Cost $717,616)                                                     $       717,616
                                                                                 ---------------
             TOTAL INVESTMENT IN SECURITIES - 89.9%
             (Cost $10,738,679)                                                  $    13,318,316
                                                                                 ---------------
             OTHER ASSETS AND LIABILITIES - 10.1%                                $     1,489,983
                                                                                 ---------------
             TOTAL NET ASSETS - 100.0%                                           $    14,808,299
                                                                                 ===============

*  Non-income producing security
+ At December 31, 2003, the following securities have been pledged to cover margin requirements for open futures contracts:

   SHARES   SECURITY                                        MARKET VALUE
    2,385   Pediatrix Medical Group, Inc.                   $    131,390
      400   R.H. Donnelly Corp.                             $     15,936

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                                                  5/1/03
                                                                                                    TO
                                                                                                 12/31/03
CLASS II (a)
Net asset value, beginning of period                                                              $   9.11
                                                                                                  --------
Increase (decrease) from investment operations:
   Net investment income                                                                          $  (0.00)
   Net realized and unrealized gain (loss) on investments and foreign currency transactions           3.37
                                                                                                  --------
    Net increase from investment operations                                                       $   3.36
Distributions to shareholders:
   Net income                                                                                           --
   Net realized gain                                                                                    --
                                                                                                  --------
Net increase in net asset value                                                                   $   3.36
                                                                                                  --------
Net asset value, end of period                                                                    $  12.47
                                                                                                  --------
Total return*                                                                                        36.88%
Ratio of net expenses to average net assets+                                                          1.58%**
Ratio of net investment income to average net assets+                                                (0.15)%**
Portfolio turnover rate                                                                                 74%
Net assets, end of period (in thousands)                                                          $  2,760
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                                       2.65%**
   Net investment income (loss)                                                                      (1.22)%**
Ratios assuming waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                                       1.58%**
   Net investment income (loss)                                                                      (0.15)%**

(a) Class II shares were first publicly offered May 1, 2003.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distriibutions and the complete redemption of the investment at the net asset value at the end of each period.
**  Annualized
+   ratios assuming no reduction for fee paid indirectly

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF ASSETS AND LIABILITIES 12/31/03

                                                                                     PIONEER
                                                                                    SMALL CAP
                                                                                      VALUE
                                                                                   VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (including securities loaned of $683,740)
    (Cost $10,738,679)                                                             $  13,318,316
  Cash                                                                                 2,419,350
  Cash held as collateral for furtures contracts                                               -
  Futures collateral                                                                           -
  Foreign currencies, at value (Cost $33,892, $0, $75,164)                                     -
  Receivables -
    Investment securities sold                                                                 -
    Fund shares sold                                                                       2,468
    Variation margin                                                                           -
    Dividends, interest and foreign taxes withheld                                        15,533
    Forward foreign currency settlement contracts, net                                         -
    Forward foreign currency portfolio hedge contracts, open - net                             -
    Due from Pioneer Investment Management, Inc.                                           8,595
  Other                                                                                    2,111
                                                                                   -------------
      Total assets                                                                 $  15,766,373
                                                                                   -------------
LIABILITIES:
  Payables -
    Investment securities purchased                                                $     145,829
    Fund shares repurchased                                                               30,346
    Dividends                                                                                  -
    Upon return of securities loaned                                                     717,616
    Variation Margin                                                                       6,800
    Forward foreign currency settlement contracts, net                                         -
    Forward foreign currency portfolio hedge contracts, net                                    -
  Reserve for repatriation taxes                                                               -
  Due to bank                                                                                  -
  Due to affiliates                                                                        6,814
  Accrued expenses                                                                        50,669
  Other                                                                                        -
                                                                                   -------------
      Total liabilities                                                            $     958,074
                                                                                   -------------
NET ASSETS:
  Paid-in capital                                                                  $  13,239,354
  Accumulated net investment income (loss)                                                 3,664
  Accumulated undistributed net realized gain (loss)                                  (1,036,790)
  Net unrealized gain (loss) on:
    Investments                                                                        2,579,637
    Futures contracts                                                                     22,434
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                                        -
                                                                                   -------------
      Total net assets                                                             $  14,808,299
                                                                                   -------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
    Net assets                                                                     $  12,048,726
  Shares outstanding                                                                     963,935
                                                                                   -------------
    Net asset value per share                                                      $       12.50
  CLASS II:
  (Unlimited number of shares authorized)
    Net assets                                                                     $   2,759,573
  Shares outstanding                                                                     221,239
                                                                                   -------------
    Net asset value per share                                                      $       12.47

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

                                                                                      PIONEER
                                                                                  SMALL CAP VALUE
                                                                                   VCT PORTFOLIO

                                                                                        YEAR
                                                                                       ENDED
                                                                                     12/31/03
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $60)                                 $       112,876
  Interest                                                                                   5,591
  Income on securities loaned, net                                                           1,567
  Other                                                                                          -
                                                                                   ---------------
        Total investment income                                                    $       120,034
                                                                                   ---------------
EXPENSES:
  Management fees                                                                  $        69,462
  Transfer agent fees                                                                        1,460
  Distribution fees (Class II)                                                               1,413
  Administrative fees                                                                       37,536
  Custodian fees                                                                            35,540
  Professional fees                                                                         24,679
  Printing                                                                                  46,429
  Fees and expenses of nonaffiliated trustees                                                  545
  Miscellaneous                                                                              7,128
                                                                                   ---------------
    Total expenses                                                                 $       224,192
    Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                              (106,283)
                                                                                   ---------------
    Net expenses                                                                   $       117,909
                                                                                   ---------------
        Net investment income (loss)                                               $         2,125
                                                                                   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
    Investments                                                                    $      (393,602)
    Futures contracts                                                                       59,434
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                                          -
                                                                                   ---------------
                                                                                   $      (334,168)
                                                                                   ---------------
  Change in net unrealized gain or (loss) from:
    Investments                                                                    $     3,326,626
    Futures contracts                                                                       27,316
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                                          -
                                                                                   ---------------
                                                                                   $     3,353,942
                                                                                   ---------------
  Net gain (loss) on investments, futures contracts
    and foreign currency transactions                                              $     3,019,774
                                                                                   ===============
  Net increase (decrease) in net assets resulting from operations                  $     3,021,899
                                                                                   ===============

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                       PIONEER SMALL CAP VALUE
                                                                            VCT PORTFOLIO

                                                                        YEAR             YEAR
                                                                        ENDED            ENDED
                                                                      12/31/03         12/31/02
FROM OPERATIONS:
Net investment income (loss)                                        $       2,125    $      (2,200)
Net realized gain (loss) on investments                                  (334,168)        (704,976)
Change in net unrealized gain or loss on
  investments, futures contracts and
  foreign currency transactions                                         3,353,942         (768,908)
                                                                    -------------    -------------
     Net increase (decrease) in net assets
       resulting from operations                                    $   3,021,899    $  (1,476,084)
                                                                    -------------    -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
  Class I                                                           $           -    $        (188)
  Class II                                                                      -                -
Net realized gain
  Class I                                                                       -              (62)
  Class II                                                                      -                -
Tax return of capital
  Class I                                                                       -                -
  Class II                                                                      -                -
                                                                    -------------    -------------
    Total distributions to shareowners                              $           -    $        (250)
                                                                    -------------    -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                    $  15,752,093    $  11,382,894
Reinvestment of distributions                                                   -              247
Cost of shares repurchased                                            (10,568,904)      (3,807,810)
                                                                    -------------    -------------
  Net increase (decrease) in net assets
    resulting from fund share transactions                          $   5,183,189    $   7,575,331
                                                                    -------------    -------------
  Net increase (decrease) in net assets                             $   8,205,088    $   6,098,997
                                                                    -------------    -------------
NET ASSETS:
Beginning of year                                                       6,603,211          504,214
                                                                    -------------    -------------
End of year                                                         $  14,808,299    $   6,603,211
                                                                    -------------    -------------
Accumulated undistributed/(distributions in
  excess of) net investment income (loss)                           $       3,664    $           1
                                                                    -------------    -------------

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL CAP VALUE VCT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS 12/31/03

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The Pioneer Small Cap Value VCT Portfolio (The Portfolio) is a Portfolio of the Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company, The Trust consists of sixteen separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio) Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio) Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I
     shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only)

The Portfolio commenced operations on May 1, 2003. Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Small Cap Value Portfolio is to seek capital appreciation.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION
   Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are recorded net of foreign taxes on capital gains at the applicable country rates.

   Small-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

B. FUTURES CONTRACTS
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2003, open contracts were as follows:

                                      NUMBER OF
                                      CONTRACTS     SETTLEMENT                  UNREALIZED
PORTFOLIO               TYPE         LONG/(SHORT)      MONTH     MARKET VALUE   GAIN/(LOSS)
-------------------------------------------------------------------------------------------
Small Cap Value     Russell 2000          2            Mar-04    $    557,200   $    22,434

C. FOREIGN CURRENCY TRANSLATION
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. FORWARD FOREIGN CURRENCY CONTRACTS
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. TAXES
   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2003, the no such taxes were paid.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003, Small Cap Value VCT Portfolio had a capital loss carryforward of $513,628, of which the following amounts will expire between 2010 and 2011 if not utilized: $508,141 in 2010, and $5,487 in 2011.

   At December 31, 2003, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the Portfolio and are designed to present the portfolios' capital accounts on a tax basis.

                                        ACCUMULATED
                                           NET          ACCUMULATED
                                        INVESTMENT     REALIZED GAIN/   PAID-IN
PORTFOLIO                              INCOME/(LOSS)       LOSS         CAPITAL
-------------------------------------------------------------------------------
Small Cap Value
   Portfolio                                1,538            2,059       (3,597)

   The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

                                                 PIONEER        PIONEER
                                                SMALL CAP      SMALL CAP
                                                  VALUE          VALUE
                                              VCT PORTFOLIO   VCT PORTFOLIO
                                                  2003            2002
---------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                               $           -   $         188
Long-Term capital gain                                    -              62
                                              -----------------------------
                                              $           -             250
Return of Capital                                         -               -
                                              -----------------------------
  Total distributions                         $           -   $         250
                                              -----------------------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income                 $       3,397
Capital Loss Carryforward                          (513,628)
Unrealized appreciation
  (depreciation)                                  2,079,176
                                              -------------
  Total                                       $   1,568,945

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

F. PORTFOLIO SHARES
   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $246,661 in commissions on the sale of Trust shares for the year ended December 31, 2003. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day.

G. SECURITIES LENDING
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. REPURCHASE AGREEMENTS
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT
PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.75% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2003, $3,125 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $3,125 in transfer agent fees payable to PIMSS at December 31, 2003.

4. DISTRIBUTION PLANS
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $564 payable to PFD at December 31, 2003.

5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION
At December 31, 2003, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                 GROSS          GROSS          NET APPRECIATION/
                                 TAX COST     APPRECIATION   DEPRECIATION       (DEPRECIATION)
---------------------------------------------------------------------------------------------------
Small Cap Value Portfolio     $  11,239,140   $  2,333,627   $   (254,451)    $       2,079,176

6. PORTFOLIO TRANSACTIONS
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2003, were $9,709,719 and $5,940,901, respectively.

7. CAPITAL SHARES
At December 31, 2003, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                   '03 SHARES       '03 AMOUNT     '02 SHARES       '02 AMOUNT
---------------------------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO
CLASS I:
Shares sold                          1,276,588   $    13,058,675      1,077,831   $   11,382,891
Reinvestment of distributions                -                 -             23                -
Shares repurchased                  (1,028,432)      (10,409,382)      (408,459)      (3,807,810)
                                   -------------------------------------------------------------
   Net increase (decrease)             248,156   $     2,649,293        669,395   $    7,575,081
                                   =============================================================
CLASS II:
Shares sold                            235,328   $     2,693,418              -   $            -
Reinvestment of distributions                -                 -              -                -
Shares repurchased                     (14,089)         (159,522)             -                -
                                   -------------------------------------------------------------
   Net increase (decrease)             221,239   $     2,533,896              -   $            -
                                   =============================================================

PIONEER SMALL CAP VALUE VCT PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND

THE CLASS II SHAREOWNERS OF PIONEER SMALL CAP VALUE VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Small Cap Value VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Small Cap Value VCT Portfolio of Pioneer Variable Contracts Trust at December 31, 2003, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP


Boston, Massachusetts
February 6, 2004

PIONEER SMALL CAP VALUE VCT PORTFOLIO

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT AUDITORS
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS
The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Portfolio within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available online at pioneerfunds.com.

INTERESTED TRUSTEES

                         POSITION HELD           TERM OF OFFICE AND LENGTH OF  PRINCIPAL OCCUPATION DURING  OTHER DIRECTORSHIPS
NAME AND AGE             WITH THE FUND           SERVICE                       PAST FIVE YEARS              HELD BY THIS TRUSTEE
John F. Cogan, Jr.(77)*  Chairman of the Board,  Trustee since 1994. Serves    Deputy Chairman and a        Director of Harbor
                         Trustee and President   until a successor trustee     Director of Pioneer          Global Company, Ltd.
                                                 is elected or earlier         Global Asset Management
                                                 retirement or removal.        S.p.A. ("PGAM"); Non-
                                                                               Executive Chairman and a
                                                                               Director of Pioneer
                                                                               Investment Management USA
                                                                               Inc. ("PIM-USA");
                                                                               Chairman and a Director
                                                                               of Pioneer; Director of
                                                                               Pioneer Alternative
                                                                               Investment Management
                                                                               Limited (Dublin);
                                                                               President and a Director
                                                                               of Pioneer Alternative
                                                                               Investment Management
                                                                               (Bermuda) Limited and
                                                                               affiliated funds;
                                                                               President and Director of
                                                                               Pioneer Funds
                                                                               Distributor, Inc. ("PFD");
                                                                               President of all of the
                                                                               Pioneer Funds; and Of
                                                                               Counsel (since
                                                                               2000, partner prior to
                                                                               2000), Hale and Dorr LLP
                                                                               (counsel to PIM-USA and
                                                                               the Pioneer Funds)

Osbert M. Hood (51)**    Trustee and Executive   Trustee since June,           President and Chief          None
                         Vice President          2003. Serves until a          Executive Officer, PIM-USA
                                                 successor trustee is          since May, 2003
                                                 elected or earlier            (Director since
                                                 retirement or removal.        January, 2001); President
                                                                               and Director of Pioneer
                                                                               since May 2003; Chairman
                                                                               and Director of Pioneer
                                                                               Investment Management
                                                                               Shareholder
                                                                               Services, Inc. ("PIMSS")
                                                                               since May 2003; Executive
                                                                               Vice President of all of
                                                                               the Pioneer Funds since
                                                                               June 2003; Executive Vice
                                                                               President and Chief
                                                                               Operating Officer of
                                                                               PIM-USA,
                                                                               November 2000-May 2003;
                                                                               Executive Vice
                                                                               President, Chief Financial
                                                                               Officer and Treasurer,
                                                                               John Hancock
                                                                               Advisers, L.L.C., Boston, MA,
                                                                               November 1999-November 2000;
                                                                               Senior Vice President and
                                                                               Chief Financial
                                                                               Officer, John Hancock
                                                                               Advisers, L.L.C., April
                                                                               1997-November 1999

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

INDEPENDENT TRUSTEES

                         POSITION HELD WITH      TERM OF OFFICE AND LENGTH     PRINCIPAL OCCUPATION DURING  OTHER DIRECTORSHIPS HELD
NAME, AGE AND ADDRESS    THE FUND                OF SERVICE                    PAST FIVE YEARS              BY THIS TRUSTEE
Mary K. Bush (55)        Trustee                 Trustee since September,      President, Bush              Director of Brady
3509 Woodbine Street,                            2000. Serves until a          International                Corporation (industrial
Chevy Chase, MD 20815                            successor trustee is          (international financial     identification and
                                                 elected or earlier            advisory firm)               specialty coated
                                                 retirement or removal.                                     material products
                                                                                                            manufacturer), Millenium
                                                                                                            Chemicals, Inc.
                                                                                                            (commodity
                                                                                                            chemicals), Mortgage
                                                                                                            Guaranty Insurance
                                                                                                            Corporation, and R.J.
                                                                                                            Reynolds Tobacco
                                                                                                            Holdings, Inc. (tobacco)

Richard H. Egdahl, M.D.  Trustee                 Trustee since 1995. Serves    Alexander Graham Bell        None
  (77)                                           until a successor trustee     Professor of Health Care
Boston University                                is elected or earlier         Entrepreneurship, Boston
  Healthcare                                     retirement or removal.        University; Professor of
Entrepreneurship                                                               Management, Boston
  Program,                                                                     University School of
53 Bay State Road,                                                             Management; Professor of
Boston, MA 02215                                                               Public Health, Boston
                                                                               University School of
                                                                               Public Health; Professor
                                                                               of Surgery, Boston
                                                                               University School of
                                                                               Medicine; and University
                                                                               Professor, Boston
                                                                               University

Margaret B. W.           Trustee                 Trustee since                 Founding Director, The       None
Graham (56)                                      September, 2000. Serves       Winthrop Group, Inc.
1001 Sherbrooke                                  until a successor trustee     (consulting firm);
Street West,                                     is elected or earlier         Professor of Management,
Montreal,                                        retirement or removal.        Faculty of
Quebec, Canada                                                                 Management, McGill
                                                                               University

Marguerite A. Piret (55) Trustee                 Trustee since 1995. Serves    President and Chief          None
One Boston Place,                                until a successor trustee     Executive
28th Floor,                                      is elected or earlier         Officer, Newbury, Piret &
Boston, MA 02108                                 retirement or removal.        Company, Inc. (investment
                                                 banking firm)

Stephen K. West (75)     Trustee                 Trustee since 1995. Serves    Senior Counsel, Sullivan &   Director, The Swiss
125 Broad Street,                                until a successor trustee     Cromwell (law firm)          Helvetia Fund, Inc.
New York, NY 10004                               is elected or earlier                                      (closed-end investment
                                                 retirement or removal.                                     company) and AMVESCAP
                                                                                                            PLC (investment
                                                                                                            managers)

John Winthrop (67)       Trustee                 Trustee since                 President, John Winthrop &   None
One North Adgers Wharf,                          September, 2000. Serves       Co., Inc. (private
Charleston, SC 29401                             until a successor trustee     investment firm)
                                                 is elected or earlier
                                                 retirement or removal.

FUND OFFICERS

                         POSITION HELD WITH      TERM OF OFFICE AND LENGTH     PRINCIPAL OCCUPATION DURING  OTHER DIRECTORSHIPS HELD
NAME AND AGE             THE FUND                OF SERVICE                    PAST FIVE YEARS              BY THIS TRUSTEE
Dorothy E. Bourassa (56) Secretary               Serves at the discretion      Secretary of PIM-USA;        None
                                                 of board                      Senior Vice
                                                                               President-Legal of
                                                                               Pioneer; and
                                                                               Secretary/Clerk of most
                                                                               of PIM-USA's
                                                                               subsidiaries since
                                                                               October 2000; Secretary of
                                                                               all of the Pioneer Funds
                                                                               since September 2003
                                                                               (Assistant Secretary from
                                                                               November 2000 to
                                                                               September 2003); and
                                                                               Senior Counsel, Assistant
                                                                               Vice President and
                                                                               Director of Compliance of
                                                                               PIM-USA from April 1998
                                                                               through October 2000

Christopher J. Kelley    Assistant Secretary     Serves at the discretion      Assistant Vice President     None
 (39)                                            of board                      and Senior Counsel of
                                                                               Pioneer since July 2002;
                                                                               Vice President and Senior
                                                                               Counsel of BISYS Fund
                                                                               Services, Inc. (April 2001
                                                                               to June 2002); Senior Vice
                                                                               President and Deputy
                                                                               General Counsel of Funds
                                                                               Distributor,
                                                                               Inc. (July 2000 to
                                                                               April 2001; Vice President
                                                                               and Associate General
                                                                               Counsel from July 1996 to
                                                                               July 2000); Assistant
                                                                               Secretary of all of the
                                                                               Pioneer Funds since
                                                                               September 2003

David C. Phelan (46)     Assistant Secretary     Serves at the discretion      Partner, Hale and Dorr       None
                                                 of board                      LLP; Assistant Secretary
                                                                               of all of the Pioneer
                                                                               Funds since September
                                                                               2003

Vincent Nave (58)        Treasurer               Serves at the discretion      Vice President-Fund          None
                                                 of board                      Accounting, Administration
                                                                               and Custody Services of
                                                                               Pioneer (Manager from
                                                                               September 1996 to
                                                                               February 1999); and
                                                                               Treasurer of all of the
                                                                               Pioneer Funds (Assistant
                                                                               Treasurer from June 1999
                                                                               to November 2000)

Luis I. Presutti (38)    Assistant Treasurer     Serves at the discretion      Assistant Vice               None
                                                 of board                      President-Fund
                                                                               Accounting,
                                                                               Administration and
                                                                               Custody Services of
                                                                               Pioneer (Fund Accounting
                                                                               Manager from 1994 to
                                                                               1999); and Assistant
                                                                               Treasurer of all of the
                                                                               Pioneer Funds since
                                                                               November 2000

                         POSITION HELD WITH      TERM OF OFFICE AND LENGTH     PRINCIPAL OCCUPATION DURING  OTHER DIRECTORSHIPS HELD
NAME AND AGE             THE FUND                OF SERVICE                    PAST FIVE YEARS              BY THIS TRUSTEE
Gary Sullivan (45)       Assistant Treasurer     Since May, 2002. Serves at    Fund Accounting              None
                                                 the discretion of board       Manager-Fund Accounting,
                                                                               Administration and
                                                                               Custody Services of
                                                                               Pioneer; and Assistant
                                                                               Treasurer of all of the
                                                                               Pioneer Funds since
                                                                               May 2002

Katharine Kim Sullivan   Assistant Treasurer     Serves at the discretion      Fund Administration          None
 (30)                                            of board.                     Manager-Fund Accounting,
                                                                               Administration and
                                                                               Custody Services since
                                                                               June 2003; Assistant Vice
                                                                               President-Mutual Fund
                                                                               Operations of State
                                                                               Street Corporation from
                                                                               June 2002 to June 2003
                                                                               (formerly Deutsche Bank
                                                                               Asset Management);
                                                                               Pioneer Fund Accounting,
                                                                               Administration and
                                                                               Custody Services (Fund
                                                                               Accounting Manager from
                                                                               August 1999 to
                                                                               May 2002, Fund Accounting
                                                                               Services Supervisor from
                                                                               1997 to July 1999);
                                                                               Assistant Treasurer of
                                                                               all of the Pioneer Funds
                                                                               since September 2003

                            THIS PAGE FOR YOUR NOTES.

[PIONEER INVESTMENTS (R) LOGO]

                                                                   14689-00-0204

[PIONEER INVESTMENTS(R) LOGO]


PIONEER VARIABLE CONTRACTS TRUST

PIONEER MID CAP VALUE VCT PORTFOLIO -- CLASS II SHARES


ANNUAL REPORT

DECEMBER 31, 2003

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer Mid Cap Value VCT Portfolio

   Portfolio and Performance Update                                    2

   Portfolio Management Discussion                                     3

   Schedule of Investments                                             4

   Financial Statements                                                7

   Notes to Financial Statements                                      11

   Report of Independent Auditors                                     15

   Trustees, Officers and Service Providers                           16

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/03

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                                        90.6%
Temporary Cash Investments                                 8.3%
Depositary Receipts for International Stocks               1.1%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Financials                                                20.6%
Industrials                                               16.1%
Health Care                                               13.4%
Consumer Discretionary                                    11.7%
Materials                                                  8.8%
Information Technology                                     8.4%
Energy                                                     8.3%
Consumer Staples                                           5.1%
Utilities                                                  4.7%
Telecommunication Services                                 2.9%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. Foot Locker Inc.                                    2.82%
   2. Phelps Dodge Corp.                                  2.41
   3. CIGNA Corp.                                         2.36
   4. American Standard Companies, Inc.                   2.23
   5. Telephone and Data Systems, Inc.                    2.18

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

PRICES AND DISTRIBUTIONS - CLASS II SHARES

                                                          12/31/03    12/31/02
Net Asset Value per Share                                 $  20.32    $  14.86

DISTRIBUTIONS PER SHARE                                SHORT-TERM      LONG-TERM
(1/1/03 - 12/31/03)                     DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                        $   0.042         $    -          $    -

PERFORMANCE OF A $10,000 INVESTMENT - CLASS II SHARES

The following chart shows the change in value of an investment made in PIONEER MID CAP VALUE VCT PORTFOLIO at net asset value, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                   PIONEER MIDCAP VALUE VCT PORTFOLIO*        S&P 500 INDEX     RUSSELL MIDCAP VALUE INDEX+
   3/31/95                                   $  10,000            $  10,000                       $  10,000
                                             $  11,685            $  12,533                       $  12,263
                                             $  13,193            $  15,406                       $  14,748
  12/31/97                                   $  16,294            $  20,543                       $  19,812
                                             $  14,734            $  26,417                       $  20,820
  12/31/99                                   $  16,615            $  31,974                       $  20,799
                                             $  19,800            $  29,068                       $  24,789
12/31/2001                                   $  21,032            $  25,623                       $  25,369
                                             $  18,639            $  19,961                       $  22,920
12/31/2003                                   $  25,551            $  25,683                       $  31,641

+ Index comparison begins 2/28/95. The Russell Midcap Value Index measures the performance of the value-oriented stocks in the Russell Midcap Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

AVERAGE ANNUAL TOTAL RETURNS+
(As of December 31, 2003)

NET ASSET VALUE*

Life-of-Class
(3/1/95)                        11.08%
5 Years                         11.64%
1 Year                          37.09%

All total returns shown assume reinvestment of distributions at net asset value.

+ The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fees of Class II shares.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/03

After worries about prolonged major combat in Iraq receded early in 2003, investors focused on the economy, where increasing evidence indicated that growth was accelerating and the economy finally was rebounding following three years of sluggish growth. Mid-cap value stocks participated in the general market rise, although smaller companies with more volatile earnings and stock prices tended to lead the market indexes. In the following interview, Rod Wright discusses the market environment and portfolio strategies during the 12 months ended December 31, 2003. Mr. Wright is responsible for day-to-day portfolio supervision of Pioneer Mid Cap Value VCT Portfolio.

Q: HOW DID THE PORTFOLIO PERFORM?

A: The Portfolio substantially outdistanced the overall market average, while slightly trailing the benchmark for mid-cap value stocks. For the 12 months ended December 31, 2003, the Portfolio's Class II shares had a total return of 37.09% at net asset value, while the Standard & Poor's 500 Index, a common index of the overall market, returned 28.67% and the Russell Midcap Value Index had a total return of 38.07%.

Q: WHAT WERE THE PRINCIPAL FACTORS THAT INFLUENCED PERFORMANCE DURING THE 12
   MONTHS?

A: Two major factors affected the market: Iraq and the economy. Worries about the possibility of war in Iraq held down stock performance early in 2003. However, when major combat operations in Iraq appeared to end quickly in March, investors turned their attention to the domestic economy, where growth was beginning to accelerate, helped by the stimulative monetary and fiscal policies of the federal government. The Federal Reserve Board assured investors that short-term interest rates would remain low, while Congress approved new tax cuts proposed by President Bush, adding liquidity to both the economy and the financial markets. Stock prices began climbing in March and continued their ascent through the end of 2003. While most stocks gained during the period, the greatest performance tended to occur among small-company stocks and stocks of companies most likely to benefit early in an economic recovery.

   In managing the Portfolio, we try to find good companies selling at attractive prices. We do not invest in stocks based on macroeconomic analysis or expectations for different sectors. Nevertheless, stocks in some sectors performed better than others. Our stock selections in industrials, basic materials and health care all helped performance. However, while the Portfolio's overall performance was excellent in absolute terms, our relatively conservative orientation did not help, particularly our underweight position in technology, where stocks in highly cyclical areas, such as semiconductors, rose dramatically. Performance was also held back by our emphasis on the energy sector. We anticipated correctly that oil and natural gas prices would remain high. Nevertheless, the stocks of these companies did not outperform in 2003. We remain invested in the energy sector.

Q: WHAT WERE SOME OF THE INDIVIDUAL HOLDINGS THAT PARTICULARLY AFFECTED
   PERFORMANCE DURING 2003?

A: Several health-care stocks performed extremely well. Manor Care, an exceptionally well-managed nursing-home operator, rose 79% during the year, while IVAX, a manufacturer of generic drugs, gained 96%, and Sybron Dental, which manufactures products used in dental and orthopedic treatment, gained 101%. Among our basic materials positions, Freeport-McMoRan rose by 160%. Phelps Dodge also had significant gains over the year, although we did not own this stock for the entire year. In the industrials sector, we had excellent performance from American Standard, which rose 48%, American Power Conversion, which appreciated 54%, Deere, which gained 41% and Cooper Industries, which rose 61%. In the retail industry, Sears Roebuck was up 89%, while Foot Locker gained 120%. Although we underweighted technology, we did have excellent performance from several tech companies. Amdocs, a transaction and billing processor specializing in the telecommunications services industry, gained 150%, while Symbol Technologies, a leader in developing secure systems for integrating hand-held devices with computer systems, rose 101%.

Q: WHAT IS YOUR INVESTMENT OUTLOOK FOR 2004?

A: We think that the economic outlook is good and corporate profits should continue to rise. However, our enthusiasm is tempered by our belief that most stock prices already reflect the improving conditions in the economy.

   We think that the stock market has the potential to produce another year of positive performance in 2004, although perhaps not matching the returns achieved in 2003. Individual security selection should become more important. We will continue to emphasize stock selection, based on our analysis of the fundamental strengths of individual companies in relation to their stock valuations.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE RELIZED.

[SIDENOTE]

Mid-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/03

         SHARES                                                        VALUE
                  COMMON STOCKS - 97.5%
                  ENERGY - 8.1%
                  INTEGRATED OIL & GAS - 1.0%
         88,240   Occidental Petroleum Corp.                 $     3,727,258
                                                             ---------------
                  OIL & GAS DRILLING - 3.3%
        105,915   ENSCO International, Inc.                  $     2,877,711
         76,430   Nabors Industries, Inc.*                         3,171,845
        147,030   Transocean Offshore, Inc.*                       3,530,190
         82,335   Weatherford International, Inc.*                 2,964,060
                                                             ---------------
                                                             $    12,543,806
                                                             ---------------
                  OIL & GAS EXPLORATION &
                   PRODUCTION - 2.2%
         58,461   Devon Energy Corp.                         $     3,347,477
        164,685   Pioneer Natural Resources Co.*                   5,258,392
                                                             ---------------
                                                             $     8,605,869
                                                             ---------------
                  OIL & GAS REFINING MARKETING &
                  TRANSPORTATION - 1.6%
         63,685   Sun Company, Inc.                          $     3,257,488
         58,635   Valero Energy Corp.                              2,717,146
                                                             ---------------
                                                             $     5,974,634
                                                             ---------------
                  TOTAL ENERGY                               $    30,851,567
                                                             ---------------
                  MATERIALS - 8.6%
                  COMMODITY CHEMICALS - 1.2%
         88,245   Air Products & Chemicals, Inc.             $     4,661,983
                                                             ---------------
                  DIVERSIFIED CHEMICALS - 1.6%
         94,120   PPG Industries, Inc.                       $     6,025,562
                                                             ---------------
                  DIVERSIFIED METALS & MINING - 3.4%
         94,130   Freeport-McMoRan
                  Copper & Gold, Inc. (Class B)              $     3,965,697
        117,585   Phelps Dodge Corp.*                              8,947,043
                                                             ---------------
                                                             $    12,912,740
                                                             ---------------
                  METAL & GLASS CONTAINERS - 1.0%
         64,710   Ball Corp.                                 $     3,854,775
                                                             ---------------
                  PAPER PRODUCTS - 0.6%
         70,600   Meadwestvaco Corp.                         $     2,100,350
                                                             ---------------
                  PRECIOUS METALS & MINERALS - 0.8%
         63,145   Newmont Mining Corp.                       $     3,069,478
                                                             ---------------
                  TOTAL MATERIALS                            $    32,624,888
                                                             ---------------
                  CAPITAL GOODS - 8.9%
                  AEROSPACE & DEFENSE - 0.6%
         23,515   General Dynamics Corp.                     $     2,125,521
                                                             ---------------
                  ELECTRICAL COMPONENT & EQUIPMENT - 3.0%
        129,365   American Power Conversion Corp.            $     3,162,974
         82,325   Cooper Industries, Inc.                          4,769,087
        205,890   Symbol Technologies, Inc.                        3,477,482
                                                             ---------------
                                                             $    11,409,543
                                                             ---------------
                  INDUSTRIAL CONGLOMERATES - 3.8%
         82,360   American Standard Companies, Inc.*         $     8,293,652
         52,920   ITT Industries, Inc.                             3,927,193
         40,000   Parker Hannifin Corp.                            2,380,000
                                                             ---------------
                                                             $    14,600,845
                                                             ---------------
                  INDUSTRIAL MACHINERY - 1.5%
         23,540   Deere & Co.                                $     1,531,277
         64,720   Ingersoll-Rand Co.                               4,393,194
                                                             ---------------
                                                             $     5,924,471
                                                             ---------------
                  TOTAL CAPITAL GOODS                        $    34,060,380
                                                             ---------------
                  COMMERCIAL SERVICES & SUPPLIES - 5.2%
                  DATA PROCESSING SERVICES - 0.7%
         99,960   Equifax, Inc.                              $     2,449,020
                                                             ---------------
                  COMMERCIAL PRINTING - 2.1%
        105,900   John H. Harland Co.                        $     2,891,070
        170,540   R.R. Donnelly & Sons Co., Inc.                   5,141,781
                                                             ---------------
                                                             $     8,032,851
                                                             ---------------
                  DIVERSIFIED COMMERCIAL SERVICES - 1.0%
         70,610   H & R Block, Inc.                          $     3,909,676
                                                             ---------------
                  ENVIRONMENTAL SERVICES - 1.4%
        211,735   Republic Services, Inc.                    $     5,426,768
                                                             ---------------
                  TOTAL COMMERCIAL SERVICES &
                  SUPPLIES                                   $    19,818,315
                                                             ---------------
                  TRANSPORTATION - 1.6%
                  AIRLINES - 0.4%
         99,610   Southwest Airlines Co.                     $     1,607,705
                                                             ---------------
                  RAILROADS - 1.2%
         70,580   Canadian National Railway Co.              $     4,466,302
                                                             ---------------
                  TOTAL TRANSPORTATION                       $     6,074,007
                                                             ---------------
                  CONSUMER DURABLES & APPAREL - 2.5%
                  APPAREL, ACCESSORIES & LUXURY
                   GOODS - 1.0%
        211,710   The Limited Brands, Inc.                   $     3,817,131
                                                             ---------------
                  LEISURE PRODUCTS - 1.5%
        305,830   Mattel, Inc.                               $     5,893,344
                                                             ---------------
                  TOTAL CONSUMER DURABLES & APPAREL          $     9,710,475
                                                             ---------------
                  HOTELS, RESTAURANTS & LEISURE - 3.1%
                  RESTAURANTS - 3.1%
        100,000   Brinker International, Inc.*               $     3,316,000
         58,785   Outback Steakhouse, Inc.                         2,598,885
        176,405   Yum Brands, Inc.*                                6,068,332
                                                             ---------------
                  TOTAL HOTELS, RESTAURANTS & LEISURE        $    11,983,217
                                                             ---------------

   The accompanying notes are an integral part of these financial statements.

         SHARES                                                        VALUE
                  MEDIA - 1.4%
                  ADVERTISING - 0.6%
         23,075   The Interpublic Group of Companies, Inc.*  $       359,970
         21,125   Omnicom Group                                    1,844,846
                                                             ---------------
                                                             $     2,204,816
                                                             ---------------
                  MOVIES & ENTERTAINMENT - 0.8%
        152,960   Regal Entertainment Group                  $     3,138,739
                                                             ---------------
                  TOTAL MEDIA                                $     5,343,555
                                                             ---------------
                  RETAILING - 4.4%
                  APPAREL RETAIL - 1.2%
        129,430   Jones Apparel Group, Inc.*                 $     4,559,819
                                                             ---------------
                  GENERAL MERCHANDISE STORES - 0.4%
         35,380   Sears, Roebuck and Co.                     $     1,609,436
                                                             ---------------
                  SPECIALTY STORES - 2.8%
        447,030   Foot Locker, Inc.                          $    10,482,854
                                                             ---------------
                  TOTAL RETAILING                            $    16,652,109
                                                             ---------------
                  FOOD & DRUG RETAILING - 5.0%
                  DRUG RETAIL - 2.1%
        223,470   CVS Corp.                                  $     8,071,736
                                                             ---------------
                  FOOD RETAIL - 2.1%
         82,380   Albertson's, Inc.                          $     1,865,907
        235,290   ConAgra, Inc.                                    6,209,303
                                                             ---------------
                                                             $     8,075,210
                                                             ---------------
                  HYPERMARKETS & SUPERCENTERS - 0.8%
        123,470   BJ'S Wholesale Club, Inc.*                 $     2,834,871
                                                             ---------------
                  TOTAL FOOD & DRUG RETAILING                $    18,981,817
                                                             ---------------
                  HEALTH CARE EQUIPMENT & SERVICES - 12.3%
                  HEALTH CARE EQUIPMENT - 3.1%
        182,300   Apogent Technologies, Inc.*                $     4,200,192
        152,905   Becton, Dickinson & Co.                          6,290,512
         52,915   Sybron Dental Specialities*                      1,486,912
                                                             ---------------
                                                             $    11,977,616
                                                             ---------------
                  HEALTH CARE FACILITIES - 3.7%
        141,145   Manor Care, Inc.                           $     4,879,383
         81,900   Tenet Healthcare Corp.*                          1,314,495
        241,160   Triad Hospitals, Inc. *                          8,023,393
                                                             ---------------
                                                             $    14,217,271
                                                             ---------------
                  HEALTH CARE SERVICES - 2.1%
        135,230   Laboratory Corporation of America
                  Holdings*                                  $     4,996,749
         94,100   Lincare Holdings, Inc.*                          2,825,823
                                                             ---------------
                                                             $     7,822,572
                                                             ---------------
                  MANAGED HEALTH CARE - 3.4%
        152,900   CIGNA Corp.                                $     8,791,750
         43,545   Wellpoint Health Networks, Inc.*                 4,223,430
                                                             ---------------
                                                             $    13,015,180
                                                             ---------------
                  TOTAL HEALTH CARE
                  EQUIPMENT & SERVICES                       $    47,032,639
                                                             ---------------
                  PHARMACEUTICALS & BIOTECHNOLOGY - 0.7%
                  PHARMACEUTICALS - 0.7%
        117,595   IVAX Corp.*                                $     2,808,169
                                                             ---------------
                  TOTAL PHARMACEUTICALS &
                  BIOTECHNOLOGY                              $     2,808,169
                                                             ---------------
                  BANKS - 10.4%
                  DIVERSIFIED BANKS - 1.1%
        125,602   Charter One Financial, Inc.                $     4,339,549
                                                             ---------------
                  REGIONAL BANKS - 5.2%
         57,785   Boston Private Financial Holdings, Inc.    $     1,435,379
        141,130   KeyCorp                                          4,137,932
         58,865   Marshall & Ilsley Corp.                          2,251,586
         47,005   North Fork Bancorporation, Inc.                  1,902,292
        105,840   SouthTrust Corp.                                 3,464,143
         70,575   TCF Financial Corp.                              3,624,026
         47,050   Zions Bancorporation                             2,885,577
                                                             ---------------
                                                             $    19,700,935
                                                             ---------------
                  THRIFTS & MORTGAGE FINANCE - 4.1%
         70,533   Countrywide Financial Corp.                $     5,349,953
         70,575   GreenPoint Financial Corp.                       2,492,709
        205,860   The PMI Group, Inc.                              7,664,168
                                                             ---------------
                                                             $    15,506,830
                                                             ---------------
                  TOTAL BANKS                                $    39,547,314
                                                             ---------------
                  DIVERSIFIED FINANCIALS - 4.7%
                  CONSUMER FINANCE - 1.4%
         11,714   White Mountains Insurance Group, Ltd.      $     5,387,854
                                                             ---------------
                  ASSET MANAGEMENT & CUSTODY BANKS - 1.0%
        135,290   Federated Investors, Inc.                  $     3,972,114
                                                             ---------------
                  CONSUMER FINANCE - 0.4%
        124,700   Providian Financial Corp.*                 $     1,451,508
                                                             ---------------
                  INVESTMENT BANKING & BROKERAGE - 1.9%
        111,800   A.G. Edwards, Inc.                         $     4,050,514
        188,250   Investment Technology Group, Inc.*               3,040,238
                                                             ---------------
                                                             $     7,090,752
                                                             ---------------
                  TOTAL DIVERSIFIED FINANCIALS               $    17,902,228
                                                             ---------------
                  INSURANCE - 5.0%
                  INSURANCE BROKERS - 1.9%
        123,510   Platinum Underwriter Holdings, Ltd.        $     3,705,300
         99,940   Willis Group Holdings, Ltd.                      3,404,956
                                                             ---------------
                                                             $     7,110,256
                                                             ---------------

   The accompanying notes are an integral part of these financial statements.

         SHARES                                                        VALUE
                  LIFE & HEALTH INSURANCE - 0.9%
         70,530   Jefferson - Pilot Corp.                    $     3,572,345
                                                             ---------------
                  PROPERTY & CASUALTY INSURANCE - 2.2%
         58,805   Ambac Financial Group, Inc.                $     4,080,479
        111,000   Safeco Corp.                                     4,321,230
                                                             ---------------
                                                             $     8,401,709
                                                             ---------------
                  TOTAL INSURANCE                            $    19,084,310
                                                             ---------------
                  SOFTWARE & SERVICES - 2.1%
                  APPLICATION SOFTWARE - 0.5%
         88,245   Autodesk, Inc.                             $     2,169,062
                                                             ---------------
                  DATA PROCESSING & OUTSOURCED
                   SERVICES - 1.6%
        141,130   The BISYS Group, Inc.*                     $     2,100,014
        141,129   SunGard Data Systems, Inc.*                      3,910,685
                                                             ---------------
                                                             $     6,010,699
                                                             ---------------
                  TOTAL SOFTWARE & SERVICES                  $     8,179,761
                                                             ---------------
                  TECHNOLOGY HARDWARE & EQUIPMENT - 6.0%
                  COMMUNICATIONS EQUIPMENT - 0.8%
        352,921   Tellabs, Inc.*                             $     2,975,124
                                                             ---------------
                  COMPUTER HARDWARE - 2.0%
        199,960   NCR Corp.*                                 $     7,758,448
                                                             ---------------
                  COMPUTER STORAGE & PERIPHERALS - 1.5%
        111,800   Seagate Technology                         $     2,113,020
        141,200   Storage Technology Corp.*                        3,635,900
                                                             ---------------
                                                             $     5,748,920
                                                             ---------------
                  ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.7%
        135,280   W.W. Grainger, Inc.                        $     6,410,919
                                                             ---------------
                  TOTAL TECHNOLOGY HARDWARE &
                  EQUIPMENT                                  $    22,893,411
                                                             ---------------
                  TELECOMMUNICATION SERVICES - 2.8%
                  INTEGRATED TELECOMMUNICATION
                   SERVICES - 2.8%
         58,865   Alltel Corp.                               $     2,741,932
        129,430   Telephone and Data Systems, Inc.                 8,095,845
                                                             ---------------
                                                             $    10,837,777
                                                             ---------------
                  TOTAL TELECOMMUNICATION SERVICES           $    10,837,777
                                                             ---------------
                  UTILITIES - 4.6%
                  ELECTRIC UTILITIES - 3.6%
         82,375   Constellation Energy Group                 $     3,225,805
         99,950   DTE Energy Co.                                   3,938,030
         64,715   Entergy Corp.                                    3,697,168
         99,979   PG&E Corp.*                                      2,776,417
                                                             ---------------
                                                             $    13,637,420
                                                             ---------------
                  GAS UTILITIES - 1.0%
        105,915   KeySpan Energy Corp.                       $     3,897,672
                                                             ---------------
                  TOTAL UTILITIES                            $    17,535,092
                                                             ---------------
                  TOTAL COMMON STOCKS
                  (Cost $303,626,086)                        $   371,921,031
                                                             ---------------

      PRINCIPAL
         AMOUNT                                                        VALUE
                  TEMPORARY CASH INVESTMENTS - 8.9%
                  REPURCHASE AGREEMENT - 4.8%
$    18,300,000   UBS Warburg, Inc., 0.73%,
                  Dated 12/31/03, repurchase price of
                  $18,300,000 plus accrued interest
                  on 1/2/04 collateralized by
                  $17,820,000 U.S. Treasury Bill,
                  5.875%, 11/15/04.                          $    18,300,000
                                                             ---------------

         SHARES
                  SECURITY LENDING COLLATERAL - 4.1%
     15,456,654   Securities Lending Investment
                  Fund, 1.02%                                $    15,456,654
                                                             ---------------
                  TOTAL TEMPORARY CASH
                  INVESTMENTS
                  (Cost $33,756,654)                         $    33,756,654
                                                             ---------------
                  TOTAL INVESTMENT IN
                  SECURITIES - 106.4%
                  (Cost $337,382,740)                        $   405,677,685
                                                             ---------------
                  OTHER ASSETS AND
                  LIABILITIES - (6.4)%                       $   (24,320,514)
                                                             ---------------
                  TOTAL NET ASSETS - 100.0%                  $   381,357,171
                                                             ===============

* Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                     YEAR ENDED          YEAR ENDED          YEAR ENDED
CLASS II                                                              12/31/03           12/31/02(a)          12/31/01
Net asset value, beginning of period                               $         14.86     $         17.28     $         17.75
                                                                   ---------------     ---------------     ---------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                    $          0.06     $          0.04     $          0.14
   Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                         5.44               (1.96)               0.94
                                                                   ---------------     ---------------     ---------------
    Net increase (decrease) from investment operations             $          5.50     $         (1.92)    $          1.08
Distributions to shareholders:
   Net investment income                                                     (0.04)              (0.04)              (0.08)
   Net realized gain                                                             -               (0.46)              (1.47)
                                                                   ---------------     ---------------     ---------------
Net increase (decrease) in net asset value                         $          5.46     $         (2.42)    $         (0.47)
                                                                   ---------------     ---------------     ---------------
Net asset value, end of period                                     $         20.32     $         14.86     $         17.28
                                                                   ===============     ===============     ===============
Total return*                                                                37.09%             (11.38)%              6.22%
Ratio of net expenses to average net assets+                                  1.00%               1.07%               1.11%
Ratio of net investment income to average net assets+                         0.60%               0.24%               0.10%
Portfolio turnover rate                                                         52%                 68%                 95%
Net assets, end of period (in thousands)                           $       211,120     $        61,038     $        10,195
Ratios with no waiver of management fees and assumption
   of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                               1.00%               1.07%               1.11%
   Net investment income                                                      0.60%               0.24%               0.10%
Ratios with waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                               1.00%               1.07%               1.11%
   Net investment income                                                      0.60%               0.24%               0.10%

                                                                       5/1/00
                                                                         TO
CLASS II                                                              12/31/00
Net asset value, beginning of period                               $         16.89
                                                                   ---------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                    $          0.07
   Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                         2.01
                                                                   ---------------
    Net increase (decrease) from investment operations             $          2.08
Distributions to shareholders:
   Net investment income                                                     (0.13)
   Net realized gain                                                         (1.09)
                                                                   ---------------
Net increase (decrease) in net asset value                         $          0.86
                                                                   ---------------
Net asset value, end of period                                     $         17.75
                                                                   ===============
Total return*                                                                13.35%
Ratio of net expenses to average net assets+                                  1.01%**
Ratio of net investment income to average net assets+                         0.37%**
Portfolio turnover rate                                                         85%**
Net assets, end of period (in thousands)                           $         1,943
Ratios with no waiver of management fees and assumption
   of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                               1.01%**
   Net investment income                                                      0.37%**
Ratios with waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                               1.01
   Net investment income                                                      0.37

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF ASSETS AND LIABILITIES 12/31/03

                                                                                        PIONEER
                                                                                        MID-CAP
                                                                                         VALUE
                                                                                     VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (including securities loaned of $15,029,876)
   (Cost $337,382,740)                                                              $   405,677,685
  Cash                                                                                            -
  Cash held as collateral for furtures contracts                                                  -
  Futures collateral                                                                              -
  Foreign currencies, at value                                                                    -
  Receivables -
   Investment securities sold                                                             1,244,282
   Fund shares sold                                                                         456,577
   Variation margin                                                                               -
   Dividends, interest and foreign taxes withheld                                           343,641
   Forward foreign currency settlement contracts, net                                             -
   Forward foreign currency portfolio hedge contracts, open - net                                 -
   Due from Pioneer Investment Management, Inc.                                                   -
  Other                                                                                       3,480
                                                                                    ---------------
      Total assets                                                                  $   407,725,665
                                                                                    ---------------

LIABILITIES:
  Payables -
   Investment securities purchased                                                  $    10,014,290
   Fund shares repurchased                                                                  505,758
   Dividends                                                                                      -
   Upon return of securities loaned                                                      15,456,654
   Variation Margin                                                                               -
   Forward foreign currency settlement contracts, net                                             -
   Forward foreign currency portfolio hedge contracts, net                                        -
  Reserve for repartriation taxes                                                                 -
  Due to bank                                                                                66,575
  Due to affiliates                                                                         278,822
  Accrued expenses                                                                           46,395
  Other                                                                                           -
                                                                                    ---------------
      Total liabilities                                                             $    26,368,494
                                                                                    ---------------

NET ASSETS:
  Paid-in capital                                                                   $   307,670,961
  Accumulated net investment income (loss)                                                1,779,281
  Accumulated undistributed net realized gain (loss)                                      3,611,984
  Net unrealized gain (loss) on:
   Investments                                                                           68,294,945
   Futures contracts                                                                              -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                            -
                                                                                    ---------------
      Total net assets                                                              $   381,357,171
                                                                                    ---------------

NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
   Net assets                                                                       $   170,237,439
  Shares outstanding                                                                      8,315,885
                                                                                    ===============
   Net asset value per share                                                        $         20.47
  CLASS II:
  (Unlimited number of shares authorized)
   Net assets                                                                       $   211,119,732
  Shares outstanding                                                                     10,389,233
                                                                                    ===============
   Net asset value per share                                                        $         20.32

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

                                                                                        PIONEER
                                                                                     MID-CAP VALUE
                                                                                     VCT PORTFOLIO

                                                                                      YEAR ENDED
                                                                                       12/31/03
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $5,357)                               $     3,767,913
  Interest                                                                                  122,801
  Income on securities loaned, net                                                            8,170
  Other                                                                                           -
                                                                                    ---------------
      Total investment income                                                       $     3,898,884
                                                                                    ---------------

EXPENSES:
  Management fees                                                                   $     1,575,711
  Transfer agent fees                                                                         2,748
  Distribution fees (Class II)                                                              272,819
  Administrative fees                                                                        45,569
  Custodian fees                                                                             70,486
  Professional fees                                                                          30,354
  Printing                                                                                   79,656
  Fees and expenses of nonaffiliated trustees                                                 5,465
  Miscellaneous                                                                              12,592
                                                                                    ---------------
     Total expenses                                                                 $     2,095,400
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                                      -
                                                                                    ---------------
     Net expenses                                                                   $     2,095,400
                                                                                    ---------------
        Net investment income (loss)                                                $     1,803,484
                                                                                    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                                      $     6,028,568
   Futures contracts                                                                              -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                      (23,808)
                                                                                    ---------------
                                                                                    $     6,004,760
                                                                                    ---------------
  Change in net unrealized gain or (loss) from:
   Investments                                                                      $    75,230,670
   Futures contracts                                                                              -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                            -
                                                                                    ---------------
                                                                                    $    75,230,670
                                                                                    ---------------
  Net gain (loss) on investments, futures contracts
   and foreign currency transactions                                                $    81,235,430
                                                                                    ===============
  Net increase (decrease) in net assets resulting
   from operations                                                                  $    83,038,914
                                                                                    ===============

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                            PIONEER MID CAP
                                                                                          VALUE VCT PORTFOLIO

                                                                                         YEAR              YEAR
                                                                                         ENDED             ENDED
                                                                                       12/31/03          12/31/02
FROM OPERATIONS:
Net investment income (loss)                                                        $     1,803,484   $       692,951
Net realized gain (loss) on investments                                                   6,004,760          (604,669)
Change in net unrealized gain or loss
   on investments, futures contracts and
   foreign currency transactions                                                         75,230,670       (24,313,838)
                                                                                    ---------------   ---------------
     Net increase (decrease) in net assets
       resulting from operations                                                    $    83,038,914   $   (24,225,556)
                                                                                    ---------------   ---------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                                          $      (438,494)  $      (418,823)
   Class II                                                                                (236,135)         (123,345)
Net realized gain
   Class I                                                                                        -        (3,695,361)
   Class II                                                                                       -        (1,420,452)
Tax return of capital
   Class I                                                                                        -                 -
   Class II                                                                                       -                 -
                                                                                    ---------------   ---------------
     Total distributions to shareowners                                             $      (674,629)  $    (5,657,981)
                                                                                    ---------------   ---------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                    $   161,143,658   $   113,623,860
Reinvestment of distributions                                                               674,611         5,657,981
Cost of shares repurchased                                                              (44,550,616)      (46,207,577)
                                                                                    ---------------   ---------------
     Net increase (decrease) in net assets
       resulting from fund share transactions                                       $   117,267,653   $    73,074,264
                                                                                    ---------------   ---------------
     Net increase (decrease) in net assets                                          $   199,631,938   $    43,190,727
                                                                                    ---------------   ---------------

NET ASSETS:
Beginning of year                                                                       181,725,233       138,534,506
                                                                                    ---------------   ---------------
End of year                                                                         $   381,357,171   $   181,725,233
                                                                                    ===============   ===============
Accumulated undistributed/(distributions in excess of)
   net investment income (loss)                                                     $     1,779,281   $       674,234
                                                                                    ===============   ===============

   The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE VCT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS 12/31/03

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer Mid Cap Value VCT Portfolio (the Portfolio) is a portfolio of the Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of sixteen separate portfolios fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of Mid Cap Value variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The investment objective of Mid Cap Value Portfolio is to seek capital appreciation.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION
   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. FUTURES CONTRACTS
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio.

   Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2003, Mid Cap Value Portfolio had no open contracts.

C. FOREIGN CURRENCY TRANSLATION
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. FORWARD FOREIGN CURRENCY CONTRACTS
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. TAXES
   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2003, the Portfolio made reclassifications as described below.

                                           ACCUMULATED       ACCUMULATED
                                          NET INVESTMENT      REALIZED
PORTFOLIO                                  INCOME/(LOSS)     GAIN/(LOSS)     PAID-IN CAPITAL
--------------------------------------------------------------------------------------------
Mid Cap Value Portfolio                     $ (23,808)        $  23,808         $    -

   These reclassifications have no impact on the net asset value of the Portfolio and are designed to present the portfolios' capital accounts on a tax basis.

   The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

                                             PIONEER            PIONEER
                                          MID CAP VALUE      MID CAP VALUE
                                          VCT PORTFOLIO      VCT PORTFOLIO
                                               2003              2002
--------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                           $     674,629      $     960,107
Long-Term capital gain                                -          4,697,874
                                          -------------      -------------
                                          $     674,629      $   5,657,981
Return of Capital                                     -                  -
                                          -------------      -------------
  Total distributions                     $     674,629      $   5,657,981
                                          -------------      -------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income             $   3,095,345
Undistributed long-term gain/
  (Capital loss carryforward)                 4,286,038
Unrealized appreciation/
  (depreciation)                             66,304,827
                                          -------------
  Total                                   $  73,686,210
                                          =============

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

F. PORTFOLIO SHARES
   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $246,661 in commissions on the sale of Trust shares for the year ended December 31, 2003. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day.

G. SECURITIES LENDING
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. REPURCHASE AGREEMENTS
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2003, $231,420 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $325 in transfer agent fees payable to PIMSS at December 31, 2003.

4. DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $47,077 payable to PFD at December 31, 2003.

5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2003, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                           NET
                                             GROSS         GROSS      APPRECIATION/
                             TAX COST     APPRECIATION  DEPRECIATION  (DEPRECIATION}
------------------------------------------------------------------------------------
Mid Cap Value Portfolio    $ 339,372,858  $ 67,476,524  $ (1,171,697) $  66,304,827

6. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2003, were $239,789,590 and $121,251,941, respectively.

7. CAPITAL SHARES

At December 31, 2003, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

MID CAP VALUE PORTFOLIO           '03 SHARES         '03 AMOUNT         '02 SHARES         '02 AMOUNT
--------------------------------------------------------------------------------------------------------
CLASS I:
Shares sold                           2,677,744    $    46,157,551          2,337,210    $    37,800,042
Reinvestment of distributions            26,084            438,476            247,842          4,114,184
Shares repurchased                   (2,465,836)       (40,592,863)        (1,905,763)       (29,145,110)
                                ------------------------------------------------------------------------
  Net increase                          237,992    $     6,003,164            679,289    $    12,769,116
                                ========================================================================
CLASS II:
Shares sold                           6,515,291    $   114,986,107          4,505,621    $    75,823,818
Reinvestment of distributions            14,131            236,135             93,450          1,543,797
Shares repurchased                     (249,002)        (3,957,753)        (1,080,224)       (17,062,467)
                                ------------------------------------------------------------------------
  Net increase                        6,280,420    $   111,264,489          3,518,847    $    60,305,148
                                ========================================================================

PIONEER MID CAP VALUE VCT PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND THE CLASS II SHAREOWNERS OF PIONEER MID CAP VALUE VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Mid Cap Value VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid Cap Value VCT Portfolio of Pioneer Variable Contracts Trust at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                /s/ Ernst & Young LLP


Boston, Massachusetts
February 6, 2004

PIONEER VARIABLE CONTRACTS TRUST

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT AUDITORS
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS
The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Portfolio within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available online at pioneerfunds.com.

INTERESTED TRUSTEES

                             POSITION HELD  TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
NAME AND AGE                 WITH THE FUND  LENGTH OF SERVICE   PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  HELD BY THIS TRUSTEE
John F. Cogan, Jr. (77)*     Chairman of    Trustee since       Deputy Chairman and a Director of Pioneer    Director of Harbor
                             the Board,     1994. Serves until  Global Asset Management S.p.A. ("PGAM");     Global Company, Ltd.
                             Trustee and    a successor         Non-Executive Chairman and a Director of
                             President      trustee is elected  Pioneer Investment Management USA
                                            or earlier          Inc. ("PIM-USA"); Chairman and a Director
                                            retirement or       of Pioneer; Director of Pioneer Alternative
                                            removal.            Investment Management Limited (Dublin);
                                                                President and a Director of Pioneer
                                                                Alternative Investment Management (Bermuda)
                                                                Limited and affiliated funds; President and
                                                                Director of Pioneer Funds Distributor, Inc.
                                                                ("PFD"); President of all of the Pioneer
                                                                Funds; and Of Counsel (since 2000, partner
                                                                prior to 2000),Hale and Dorr LLP (counsel
                                                                to PIM-USA and the Pioneer Funds)

Osbert M. Hood (51)**        Trustee and    Trustee since       President and Chief Executive Officer,       None
                             Executive      June, 2003.         PIM-USA since May, 2003 (Director since
                             Vice           Serves until a      January, 2001); President and Director of
                             President      successor trustee   Pioneer since May 2003; Chairman and
                                            is elected or       Director of Pioneer Investment Management
                                            earlier retirement  Shareholder Services, Inc. ("PIMSS") since
                                            or removal.         May 2003; Executive Vice President of all
                                                                of the Pioneer Funds since June 2003;
                                                                Executive Vice President and Chief
                                                                Operating Officer of PIM-USA, November
                                                                2000-May 2003; Executive Vice
                                                                President, Chief Financial Officer and
                                                                Treasurer, John Hancock Advisers, L.L.C.,
                                                                Boston, MA, November 1999-November 2000;
                                                                Senior Vice President and Chief Financial
                                                                Officer, John Hancock Advisers, L.L.C.,
                                                                April 1997-November 1999

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

INDEPENDENT TRUSTEES

                             POSITION HELD  TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS        WITH THE FUND  LENGTH OF SERVICE   PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  HELD BY THIS TRUSTEE
Mary K. Bush (55)            Trustee        Trustee since       President, Bush International                Director of Brady
3509 Woodbine Street,                       September, 2000.    (international financial advisory firm)      Corporation (industrial
Chevy Chase, MD 20815                       Serves until a                                                   identification and
                                            successor trustee                                                specialty coated
                                            is elected or                                                    material products
                                            earlier retirement                                               manufacturer),
                                            or removal.                                                      Millenium Chemicals,
                                                                                                             Inc. (commodity
                                                                                                             chemicals), Mortgage
                                                                                                             Guaranty Insurance
                                                                                                             Corporation, and R.J.
                                                                                                             Reynolds Tobacco
                                                                                                             Holdings, Inc.
                                                                                                             (tobacco)

Richard H. Egdahl, M.D. (77) Trustee        Trustee since       Alexander Graham Bell Professor of Health    None
Boston University Healthcare                1995. Serves until  Care Entrepreneurship, Boston University;
Entrepreneurship Program,                   a successor         Professor of Management, Boston University
53 Bay State Road,                          trustee is elected  School of Management; Professor of Public
Boston, MA 02215                            or earlier          Health, Boston University School of Public
                                            retirement or       Health; Professor of Surgery, Boston
                                            removal.            University School of Medicine; and
                                                                University Professor, Boston University

Margaret B.W. Graham (56)    Trustee        Trustee since       Founding Director, The Winthrop Group, Inc.  None
1001 Sherbrooke                             September, 2000.    (consulting firm); Professor of Management,
Street West,                                Serves until a      Faculty of Management, McGill University
Montreal, Quebec, Canada                    successor trustee
                                            is elected or
                                            earlier retirement
                                            or removal.

Marguerite A. Piret (55)     Trustee        Trustee since       President and Chief Executive Officer,       None
One Boston Place,                           1995. Serves        Newbury, Piret & Company, Inc. (investment
28th Floor,                                 until a successor   banking firm)
Boston, MA 02108                            trustee is elected
                                            or earlier
                                            retirement or
                                            removal.

Stephen K. West (75)         Trustee        Trustee since       Senior Counsel, Sullivan & Cromwell (law     Director, The Swiss
125 Broad Street,                           1995. Serves until  firm)                                        Helvetia Fund, Inc.
New York, NY 10004                          a successor                                                      (closed-end investment
                                            trustee is elected                                               company) and AMVESCAP
                                            or earlier                                                       PLC (investment
                                            retirement or                                                    managers)
                                            removal.

John Winthrop (67)           Trustee        Trustee since       President, John Winthrop & Co., Inc.         None
One North Adgers Wharf,                     September, 2000.    (private investment firm)
Charleston, SC 29401                        Serves until a
                                            successor trustee
                                            is elected or
                                            earlier retirement
                                            or removal.

FUND OFFICERS

                             POSITION HELD  TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
NAME AND AGE                 WITH THE FUND  LENGTH OF SERVICE   PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  HELD BY THIS OFFICER
Dorothy E. Bourassa (56)     Secretary      Serves at the       Secretary of PIM-USA; Senior Vice            None
                                            discretion of       President-Legal of Pioneer; and
                                            board               Secretary/Clerk of most of PIM-USA's
                                                                subsidiaries since October 2000; Secretary
                                                                of all of the Pioneer Funds since
                                                                September 2003 (Assistant Secretary from
                                                                November 2000 to September 2003); and
                                                                Senior Counsel, Assistant Vice President
                                                                and Director of Compliance of PIM-USA from
                                                                April 1998 through October 2000

Christopher J. Kelley (39)   Assistant      Serves at the       Assistant Vice President and Senior Counsel  None
                             Secretary      discretion of       of Pioneer since July 2002; Vice President
                                            board               and Senior Counsel of BISYS Fund Services,
                                                                Inc. (April 2001 to June 2002); Senior Vice
                                                                President and Deputy General Counsel of
                                                                Funds Distributor, Inc. (July 2000 to April
                                                                2001; Vice President and Associate General
                                                                Counsel from July 1996 to July 2000);
                                                                Assistant Secretary of all of the Pioneer
                                                                Funds since September 2003

David C. Phelan (46)         Assistant      Serves at the       Partner, Hale and Dorr LLP; Assistant        None
                             Secretary      discretion of       Secretary of all of the Pioneer Funds since
                                            board               September 2003

Vincent Nave (58)            Treasurer      Serves at the       Vice President-Fund Accounting,              None
                                            discretion of       Administration and Custody Services of
                                            board               Pioneer (Manager from September 1996 to
                                                                February 1999); and Treasurer of all of the
                                                                Pioneer Funds (Assistant Treasurer from
                                                                June 1999 to November 2000)

Luis I. Presutti (38)        Assistant      Serves at the       Assistant Vice President-Fund Accounting,    None
                             Treasurer      discretion of       Administration and Custody Services of
                                            board               Pioneer (Fund Accounting Manager from 1994
                                                                to 1999); and Assistant Treasurer of all of
                                                                the Pioneer Funds since November 2000

                             POSITION HELD  TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
NAME AND AGE                 WITH THE FUND  LENGTH OF SERVICE   PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  HELD BY THIS OFFICER
Gary Sullivan (45)           Assistant      Serves at the       Fund Accounting Manager-Fund Accounting,     None
                             Treasurer      discretion of       Administration and Custody Services of
                                            board               Pioneer; and Assistant Treasurer of all of
                                                                the Pioneer Funds since May 2002

Katharine Kim Sullivan (30)  Assistant      Serves at the       Fund Administration Manager-Fund             None
                             Treasurer      discretion of       Accounting, Administration and Custody
                                            board.              Services since June 2003; Assistant Vice
                                                                President-Mutual Fund Operations of State
                                                                Street Corporation from June 2002 to June
                                                                2003 (formerly Deutsche Bank Asset
                                                                Management); Pioneer Fund Accounting,
                                                                Administration and Custody Services (Fund
                                                                Accounting Manager from August 1999 to May
                                                                2002, Fund Accounting Services Supervisor
                                                                from 1997 to July 1999); Assistant
                                                                Treasurer of all of the Pioneer Funds since
                                                                September 2003

                            THIS PAGE FOR YOUR NOTES.

                            THIS PAGE FOR YOUR NOTES.

[PIONEER INVESTMENTS(R) LOGO]

                                                                   14691-00-0204

[PIONEER INVESTMENTS(R) LOGO]


PIONEER VARIABLE CONTRACTS TRUST

PIONEER STRATEGIC INCOME VCT PORTFOLIO -- CLASS II SHARES


ANNUAL REPORT

DECEMBER 31, 2003

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer Strategic Income VCT Portfolio

   Portfolio and Performance Update                                    2

   Portfolio Management Discussion                                     3

   Schedule of Investments                                             4

   Financial Statements                                               12

   Notes to Financial Statements                                      16

   Report of Independent Auditors                                     20

   Trustees, Officers and Service Providers                           21

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/03

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Corporate Bonds            51.2%
U.S. Government Securities      21.6%
Foreign Government Bonds        13.0%
Convertible Corporate Bonds      7.4%
Temporary Cash Investment        2.0%
Asset Backed Securities          1.9%
Municipal Bonds                  1.1%
Sovereign Issue                  1.1%
Supranational Bonds              0.7%

[CHART]

MATURITY DISTRIBUTION
(As a percentage of total investment portfolio)

0-1 years        4.0%
1-3 years       29.1%
3-4 years       14.1%
4-6 years       29.4%
6-8 years       19.2%
8+ years         4.2%

FIVE LARGEST HOLDINGS
(As a percentage of debt holdings)

  1. Government National Mortgage Association, 6.0%, 10/15/33    11.22%
  2. Government National Mortgage Association, 6.0%, 5/15/33      3.09
  3. Government of France, 3.0%, 7/25/09                          2.20
  4. Government of Sweden, 5.5%, 10/08/12                         1.92
  5. U.S. Treasury Notes, 3.5%, 1/15/11                           1.43

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

PRICES AND DISTRIBUTIONS - CLASS II SHARES

                                                         12/31/03         5/1/03
Net Asset Value per Share                                $  11.01        $ 10.41

DISTRIBUTIONS PER SHARE                              SHORT-TERM        LONG-TERM
(5/1/03 - 12/31/03)                   DIVIDENDS      CAPITAL GAINS     CAPITAL GAINS
                                      $  0.6349      $      -          $       -

PERFORMANCE OF A $10,000 INVESTMENT - CLASS II SHARES

The following chart shows the change in value of an investment made in PIONEER STRATEGIC INCOME VCT PORTFOLIO at net asset value, compared to that of the Lehman Brothers U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                PIONEER STRATEGIC INCOME VCT PORTFOLIO*    LEHMAN U.S. UNIVERSAL INDEX(+)
7/31/1999                       $  10,000                            $  10,000
                                $  10,060                            $  10,136
                                $  10,488                            $  11,234
12/31/2001                      $  11,184                            $  12,144
                                $  12,352                            $  13,338
12/31/2003                      $  15,073                            $  14,117

+ Index comparison begins July 31, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

AVERAGE ANNUAL TOTAL RETURNS+
(As of December 31, 2003)

NET ASSET VALUE*

Life-of-Class
(7/29/99)                        9.70%
1 Year                          22.03%

All total returns shown assume reinvestment of distributions at net asset value.

+ The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fees of class II shares.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/03

Healthy gains in the domestic high-yield and foreign bond markets, two areas emphasized in the Portfolio's strategy, helped propel Strategic Income VCT Portfolio to exceptionally strong returns during 2003. In the following interview, Kenneth J. Taubes discusses the factors that influenced the Portfolio's performance during the year. Mr. Taubes, Director of Pioneer's Fixed Income Group, oversees the team responsible for daily management of the Portfolio.

Q:  HOW DID THE PORTFOLIO PERFORM DURING THE 12 MONTHS ENDED DECEMBER 31, 2003?

A: The Portfolio had excellent performance. During the 12-month period, the Portfolio's Class II shares returned 22.03%. In the same period, the Lehman Brothers U.S. Universal Bond Index had a return of 5.84%.

    We continue to see good opportunities for our strategy, which emphasizes both diversification among fixed-income sectors and careful security selection within each sector. However, it is important to note that the Portfolio's returns may not be sustainable in the future as market conditions change.

Q:  WHAT WERE THE PRINCIPAL FACTORS THAT INFLUENCED PERFORMANCE?

A: The Portfolio was well positioned to benefit from a convergence of positive trends, including an improving global economy and a weakening dollar. During the year, we typically maintained allocations totaling more than 70% of Portfolio assets in two of the best-performing fixed-income sectors: corporate bonds and foreign bonds.

    In the United States, conditions were in place for a stronger economy in 2003. The easing of monetary policy, new fiscal stimulus and a weak U.S. dollar all combined to provide an improved backdrop for renewed growth. At the same time, corporations had cut costs and instituted other productivity-enhancing measures that led to increasing profits and, therefore, better corporate security prices as growth accelerated.

    We maintained more than 40% of assets in domestic high-yield bonds and another 10% in high-yield bonds issued by foreign companies. During the year, the Merrill Lynch High Yield Master II Index, reflecting the domestic market, was up 28.15% and the Merrill Lynch Global High Yield and Emerging Markets Index gained 33.90%.

    At the same time, we typically allocated another 15-20% of Portfolio assets in non-dollar investments during a period in which the dollar weakened on foreign currency exchanges, increasing the value of investments denominated in foreign currencies. The two largest non-dollar positions were in the euro, which gained 20% versus the U.S. dollar, and the Australian dollar, which rose by 34% against the U.S. currency. Conversely, we de-emphasized the U.S. Treasury market, where interest rates started rising and prices began to decline. At the end of the year, less than 5% of Portfolio assets were invested in Treasuries. We also de-emphasized mortgage securities for much of the year, although we increased our allocation late in 2003 as mortgage refinancing activity began to decline and the prices of existing mortgages stabilized.

Q: WHAT SPECIFIC INVESTMENTS SIGNIFICANTLY INFLUENCED PORTFOLIO PERFORMANCE IN 2003?

A: The cyclical recovery in the global economy resulted in rising commodity prices, lifting the price of bonds of copper producers such as Phelps-Dodge. Among emerging-markets investments, we had strong results from Ambev, a Brazilian brewing company and MTS, a telecommunications services company serving parts of Russia and the Ukraine. Disappointments included securities issued by chemical companies Huntsman, ICI and Lyondell Chemical. While the prices of raw materials rose, companies were unable to increase their prices, resulting in a squeezing of profit margins.

Q:  WHAT IS YOUR INVESTMENT OUTLOOK?

A: The evidence of a strong economic recovery is becoming increasingly apparent, improving the opportunity for high-yield bonds again to outperform Treasuries and investment-grade corporate bonds. Treasuries and other high-grade securities are vulnerable to potential increases in interest rates. Meanwhile, mortgage-backed securities appear increasingly attractive, as the risks of mortgage prepayments are moderating with the end of material interest-rate declines. We expect to be very selective in investing in emerging markets, where current prices already reflect a very optimistic outlook for the global economy. We anticipate that the U.S. dollar may continue to weaken on international currency markets, but not by as much as in 2003.

    Overall, we believe the investment environment continues to favor a diversified fixed-income strategy, but investors should not anticipate returns comparable to those achieved during 2003.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

[SIDENOTE]

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

International investing may involve special risks, including differences in accounting and currency as well as economic and political instability.

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/03

       PRINCIPAL   S&P/MOODY'S
          AMOUNT   RATINGS
         USD ($)   (UNAUDITED)                                                                                   VALUE
                                    CONVERTIBLE CORPORATE BONDS - 7.4%
                                    CONSUMER DURABLES & APPAREL - 0.6%
                                    LEISURE PRODUCTS - 0.6%
         150,000   BBB-/NR          Aristocrat Leisure, Ltd., 5.0%, 5/31/06                               $    142,500
                                                                                                          ------------
                                    TOTAL CONSUMER DURABLES & APPAREL                                     $    142,500
                                                                                                          ------------
                                    PHARMACEUTICALS & BIOTECHNOLOGY - 1.9%
                                    BIOTECHNOLOGY - 1.9%
          90,000   NR/NR            Affymetrix, Inc., 5.0%, 10/1/06                                       $     91,350
         150,000   NR/NR            CV Therapeutics, 4.75%, 3/7/07                                             137,063
          90,000   CCC/NR           Human Genome Sciences, 3.75%, 3/15/07                                       82,688
         140,000   NR/NR            Vertex Pharmaceuticals, Inc., 5.0%, 9/19/07                                124,250
                                                                                                          ------------
                                                                                                          $    435,351
                                                                                                          ------------
                                    TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                                 $    435,351
                                                                                                          ------------
                                    TECHNOLOGY HARDWARE & EQUIPMENT - 1.5%
                                    COMMUNICATIONS EQUIPMENT - 0.5%
         110,000   B+/Ba3           Commscope, Inc., 4.0%, 12/15/06                                       $    105,325
                                                                                                          ------------
                                    ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
         100,000   NR/NR            Veeco Instruments, 4.125%, 12/21/08                                   $    102,875
                                                                                                          ------------
                                    ELECTRONIC MANUFACTURING SERVICES - 0.6%
         150,000   B+/Ba3           SCI Systems, Inc., 3.0%, 3/15/07                                      $    141,750
                                                                                                          ------------
                                    TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                                 $    349,950
                                                                                                          ------------
                                    SEMICONDUCTORS - 3.4%
                                    SEMICONDUCTOR EQUIPMENT - 2.5%
         175,000   B-/NR            Advanced Energy Industries, Inc., 5.25%, 11/15/06                     $    178,500
         100,000   NR/NR            Axcelis Technologies, 4.25%, 1/15/07                                        95,750
         170,000   NR/NR            Brooks Automation, Inc., 4.75%, 6/1/08                                     170,000
          50,000   B-/NR            FEI Co., 5.5%, 8/15/08                                                      49,625
          85,000   B/NR             LAM Research Corp., 4.0%, 6/1/06                                            87,125
                                                                                                          ------------
                                                                                                          $    581,000
                                                                                                          ------------
                                    SEMICONDUCTORS - 0.9%
         130,000   CCC+/NR          Conexant Systems, Inc., 4.0%, 2/1/07                                  $    123,825
          70,000   NR/NR            Triquint Semiconductor, 4.0%, 3/1/07                                        67,200
                                                                                                          ------------
                                                                                                          $    191,025
                                                                                                          ------------
                                                                                                          $    772,025
                                                                                                          ------------
                                    TOTAL CONVERTIBLE CORPORATE BONDS
                                    (Cost $1,439,873)                                                     $  1,699,826
                                                                                                          ------------
                                    ASSET BACKED SECURITIES - 1.9%
                                    BANKS - 0.9%
                                    DIVERSIFIED BANKS - 0.9%
DKK      716,188   AA-/Aa2          Nykredit, 5.0%, 10/1/19                                               $    123,176
DKK      498,019   AA/Aa2           Nykredit, 5.0%, 10/1/35                                                     81,049
DKK       38,359   AA-/Aa2          Nykredit, 6.0%, 10/1/32                                                      6,658
                                                                                                          ------------
                                                                                                          $    210,883
                                                                                                          ------------
                                    TOTAL BANKS                                                           $    210,883
                                                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

       PRINCIPAL   S&P/MOODY'S
          AMOUNT   RATINGS
         USD ($)   (UNAUDITED)                                                                                   VALUE
                                    DIVERSIFIED FINANCIALS - 1.0%
                                    CONSUMER FINANCE - 0.1%
DKK      144,319   AA+/Aa1          RealKredit Danmark, 7.0%, 10/1/32                                     $     26,065
                                                                                                          ------------
                                    DIVERSIFIED FINANCIAL SERVICES - 0.9%
         194,564   Baa2/BBB-        PF Export Rec., 6.44%, 6/1/15 (144A)                                  $    198,350
                                                                                                          ------------
                                    TOTAL DIVERSIFIED FINANCIALS                                          $    224,415
                                                                                                          ------------
                                    TOTAL ASSET BACKED SECURITIES
                                    (Cost $373,898)                                                       $    435,298
                                                                                                          ------------
                                    CORPORATE BONDS - 51.4%
                                    ENERGY - 4.2%
                                    OIL & GAS DRILLING - 0.8%
ITL  275,000,000   BBB-/Baa2        Petroleos Mexicanos, 7.375%, 8/13/07                                  $    190,874
                                                                                                          ------------
                                    OIL & GAS EQUIPMENT AND SERVICES - 1.0%
         150,000   BB/Ba2           Key Energy Services, Inc., 6.375%, 5/1/13                             $    152,250
          76,000   B+/B3            Transmontaigne, Inc., 9.125%, 6/1/10 (144A)                                 81,510
                                                                                                          ------------
                                                                                                          $    233,760
                                                                                                          ------------
                                    OIL & GAS EXPLRATION & PRODUCTION - 2.0%
         100,000   B3/B-            Baytex Energy, Ltd., 9.625%, 7/15/10                                  $    105,500
         100,000   Ba3/BB           Cie Generale De Geophysique SA, 10.625%, 11/15/07                          106,000
          80,000   B/B2             Compton Petroleum Corp., 9.9%, 5/15/09                                      87,200
          50,000   B/B2             Nuevo Energy Co., 9.375%, 10/1/10                                           54,875
         100,000   B2/B             Paramount Resources, Ltd., 7.875%, 11/01/10                                 99,500
                                                                                                          ------------
                                                                                                          $    453,075
                                                                                                          ------------
                                    OIL & GAS REFINING MARKETING & TRANSPORTATION 0.4%
          75,000   B/B3             Tesoro Petroleum Corp., 9.625%, 11/1/08                               $     79,875
                                                                                                          ------------
                                    Total Energy                                                          $    957,584
                                                                                                          ------------
                                    MATERIALS - 9.9%
                                    COMMODITY CHEMICALS - 1.7%
         100,000   BB/Ba3           Arco Chemical Co., 9.8%, 2/1/20                                       $    100,500
          25,000   BB/Ba3           Lyondell Petrochemical Co., 9.875%, 5/1/07                                  26,375
         105,000   BBB-/Ba1         Methanex Corp., 7.75%, 8/15/05                                             110,775
          75,000   BB+/Ba2          Nova Chemicals Corp., 7.0%, 5/15/06                                         79,125
          75,000   BB+/Ba2          Nova Chemicals Corp., 7.4%, 4/1/09                                          78,750
                                                                                                          ------------
                                                                                                          $    395,525
                                                                                                          ------------
                                    CONSTRUCTION MATERIALS - 0.9%
NOK    2,200,000   NR/NR            Kvaerner A.S., 0.0%, 10/30/11                                         $    207,703
                                                                                                          ------------
                                    DIVERSIFIED CHEMICAL - 0.7%
EURO     130,000   B-/Caa1          Huntsman ICI Chemicals LLC, 10.125%, 7/1/09                           $    159,528
                                                                                                          ------------
                                    DIVERSIFIED METALS & MINING - 1.2%
         140,000   B-/B2            Freeport-McMoRan Copper & Gold, 10.125%, 2/1/10                       $    161,350
         100,000   BBB/Ba1          Kennametal, Inc., 7.2%, 6/15/12                                            106,066
                                                                                                          ------------
                                                                                                          $    267,416
                                                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

       PRINCIPAL   S&P/MOODY'S
          AMOUNT   RATINGS
         USD ($)   (UNAUDITED)                                                                                   VALUE
                                    METAL & GLASS CONTAINERS - 1.9%
          75,000   BB/Ba3           Ball Corp., 6.875%, 12/15/12                                          $     78,375
EURO     150,000   B+/B1            Crown Holdings, 10.25%, 3/1/13                                             213,333
         130,000   B+/B2            Greif Brothers Corp., 8.875%, 8/1/12                                       143,000
                                                                                                          ------------
                                                                                                          $    434,708
                                                                                                          ------------
                                    PAPER PACKAGING - 0.3%
          10,000   B/B2             Stone Container Corp., 9.75%, 2/1/11                                  $     11,050
          50,000   B/B2             Stone Container Corp., 8.375%, 7/1/12                                       54,250
                                                                                                          ------------
                                                                                                          $     65,300
                                                                                                          ------------
                                    PAPER PRODUCTS - 0.4%
         100,000   Ba1/BB+          Abitibi-Consolidated, Inc. 6.00%, 06/20/13                            $     95,940
                                                                                                          ------------
                                    SPECIALTY CHEMICALS - 2.4%
         100,000   BBB-/Baa3        Ferro Corp., 7.125%, 4/1/28                                           $     93,920
          20,000   Caa2/B-          OM Group, Inc., 9.25%, 12/15/11                                             20,800
         150,000   BB-/B2           Polyone Corp., 8.875%, 5/1/12                                              138,000
EURO     140,000   BB/Ba2           Rhodia SA, 8.0%, 6/1/10 (144A)                                             161,227
         135,000   B-/B3            United Industries Co., 9.875%, 4/1/09 (144A)                               141,413
                                                                                                          ------------
                                                                                                          $    555,360
                                                                                                          ------------
                                    STEEL - 0.4%
         100,000   B1/B+            CSN Islands VIII Corp., 9.75%, 12/16/13 (144A)                        $    102,500
                                                                                                          ------------
                                    TOTAL MATERIALS                                                       $  2,283,980
                                                                                                          ------------
                                    CAPITAL GOODS - 6.1%
                                    AEROSPACE & DEFENSE - 1.8%
         100,000   B2/B             DRS Technologies, Inc., 6.875%, 11/1/13 (144A)                        $    102,750
         100,000   CCC+/Caa2        Hexcel Corp., 9.75%, 1/15/09                                               104,750
         200,000   BB-/Ba3          L-3 Communications Corp., 6.125%, 7/15/13                                  201,500
                                                                                                          ------------
                                                                                                          $    409,000
                                                                                                          ------------
                                    BUILDING PRODUCTS - 0.4%
          90,000   B2/B             NCI Building Systems, Inc., 9.25%, 5/1/09                             $     94,725
                                                                                                          ------------
                                    CONSTRUCTION & FARM MACHINERY & HEAVY TRKS - 0.7%
          75,000   Ba2/BB+          Cummins Capital Trust I, 7.125%, 3/1/28                               $     69,750
          80,000   B3/B+            NMHG Holding Co., 10.0%, 5/15/09                                            88,400
                                                                                                          ------------
                                                                                                          $    158,150
                                                                                                          ------------
                                    CONSTUCTION & ENGINEERING - 0.5%
         100,000   B2/B+            North American Energy Partners, 8.75%, 12/1/11 (144A)                 $    105,000
                                                                                                          ------------
                                    ELECTRICAL COMPONENT & EQUIPMENT - 0.2%
          50,000   Ba2/BB-          MSW Energy Holdings, 7.375%, 9/1/10 (144A)                            $     52,250
                                                                                                          ------------
                                    INDUSTRIAL MACHINERY - 2.5%
         175,000   B+/B2            JLG Industries, Inc., 8.375%, 6/15/12                                 $    180,469
         125,000   B+/B2            Manitowoc Co., Inc., 10.5%, 8/1/12 (144A)                                  142,344
         125,000   BB+/Ba3          SPX Corp., 7.5%, 1/1/13                                                    135,938
         125,000   BBB/Baa3         Timken Co., 5.75%, 2/15/10                                                 123,565
                                                                                                          ------------
                                                                                                          $    582,316
                                                                                                          ------------
                                    TOTAL CAPITAL GOODS                                                   $  1,401,441
                                                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

       PRINCIPAL   S&P/MOODY'S
          AMOUNT   RATINGS
         USD ($)   (UNAUDITED)                                                                                   VALUE
                                    COMMERCIAL SERVICES & SUPPLIES - 0.4%
                                    ENVIRONMENTAL SERVICES - 0.4%
          75,000   B-/B3            IESI Corp., 10.25%, 6/15/12                                           $     83,344
                                                                                                          ------------
                                    TOTAL COMMERCIAL SERVICES & SUPPLIES                                  $     83,344
                                                                                                          ------------
                                    TRANSPORTATION - 2.2%
                                    AIR FREIGHT & COURIERS - 0.9%
         100,000   B3/CCC+          Evergreen International Aviation, 12.0%, 5/15/10 (144A)               $     83,125
         130,000   BB-/B1           Petroleum Helicopters, 9.375%, 5/1/09                                      138,125
                                                                                                          ------------
                                                                                                          $    221,250
                                                                                                          ------------
                                    AIRLINES - 0.6%
          85,000   Caa2/CCC         AMR Corp., 9.8%, 10/1/21                                              $     64,600
          35,000   Caa2/CCC         AMR Corp., 9.0%, 8/1/12                                                     29,750
          50,000   Caa1/B-          Northwest Airlines, Inc., 9.875%, 3/15/07                                   45,500
                                                                                                          ------------
                                                                                                          $    139,850
                                                                                                          ------------
                                    TRANSPORTATION - 0.7%
         150,000   B+/B1            TFM SA De CV, 11.75%, 6/15/09                                         $    154,125
                                                                                                          ------------
                                    TOTAL TRANSPORTATION                                                  $    515,225
                                                                                                          ------------
                                    AUTOMOBILES & COMPONENTS - 0.8%
                                    AUTO PARTS & EQUIPMENT - 0.6%
         140,000   B+/B2            Intermet Corp., 9.75%, 6/15/09                                        $    143,500
                                                                                                          ------------
                                    AUTOMOBILE MANUFACTURERS - 0.2%
          35,000   BBB/A3           Ford Motor Credit Co., 5.8%, 1/12/09                                  $     36,045
                                                                                                          ------------
                                    TOTAL AUTOMOBILES & COMPONENTS                                        $    179,545
                                                                                                          ------------
                                    CONSUMER DURABLES & APPAREL - 0.5%
                                    HOMEBUILDING - 0.5%
         100,000   BB/Ba2           Beazer Homes USA, 8.375%, 4/15/12                                     $    110,250
                                                                                                          ------------
                                    TOTAL CONSUMER DURABLES & APPAREL                                     $    110,250
                                                                                                          ------------
                                    HOTELS, RESTAURANTS & LEISURE - 1.6%
                                    HOTELS, RESORTS & CRUISE LINES - 1.6%
         100,000   BBB-/Ba1         Hilton Hotels, 7.625%, 12/1/12                                        $    112,375
         125,000   B/B2             John Q Hamons Hotels, 8.875%, 5/15/12                                      137,813
         100,000   BB+/Ba1          Starwood Hotels & Resorts, 7.875%, 5/1/12                                  112,500
                                                                                                          ------------
                                                                                                          $    362,688
                                                                                                          ------------
                                    TOTAL HOTELS, RESTAURANTS & LEISURE                                   $    362,688
                                                                                                          ------------
                                    MEDIA - 2.1%
                                    BROADCASTING & CABLE TV - 1.4%
         175,000   BB-/Ba3          Echostar DBS Corp., 6.375%, 10/1/11 (144A)                            $    179,375
EURO     100,000   B-/B3            Telenet Communication NV, 9.0%, 12/15/13 (144A)                            129,636
                                                                                                          ------------
                                                                                                          $    309,011
                                                                                                          ------------
                                    PUBLISHING - 0.7%
          80,000   BBB-/Baa3        News America Holdings, 8.5%, 2/23/25                                  $    100,043
          75,000   NR/B2            Quebecor Media, Inc., 13.75%, 7/15/11                                       66,094
                                                                                                          ------------
                                                                                                          $    166,137
                                                                                                          ------------
                                    TOTAL MEDIA                                                           $    475,148
                                                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

       PRINCIPAL   S&P/MOODY'S
          AMOUNT   RATINGS
         USD ($)   (UNAUDITED)                                                                                   VALUE
                                    RETAILING - 2.1%
                                    DEPARTMENT STORES - 0.4%
          90,000   BB+/Ba3          J.C. Penney Co., Inc., 7.625%, 3/1/97                                 $     92,363
                                                                                                          ------------
                                    DISTRIBUTORS - 0.5%
         105,000   B-/B3            Wesco Distribution, Inc., 9.125%, 6/1/08                              $    108,675
                                                                                                          ------------
                                    GENERAL MERCHANDISE STORES - 0.5%
         100,000   B+/B2            Central Garden, 9.125%, 2/1/13                                        $    111,000
                                                                                                          ------------
                                    SPECIALTY STORES - 0.7%
          60,000   B/B3             Asbury Automotive Group, 8.0%, 3/15/14 (144A)                         $     60,300
         100,000   BBB-/Baa3        Toys R Us, 7.375%, 10/15/18                                                 99,930
                                                                                                          ------------
                                                                                                          $    160,230
                                                                                                          ------------
                                    TOTAL RETAILING                                                       $    472,268
                                                                                                          ------------
                                    FOOD, BEVERAGE & TOBACCO - 1.4%
                                    BREWERS - 1.0%
         220,000   BBB-/Baa3        CIA Brasileira De Bebidas, 8.75%, 9/15/13 (144A)                      $    233,200
                                                                                                          ------------
                                    SOFT DRINKS - 0.4%
          80,000   BBB-/Baa3        CIA Brasileira de Bebidas, 10.5%, 12/15/11                            $     93,200
                                                                                                          ------------
                                    TOTAL FOOD, BEVERAGE & TOBACCO                                        $    326,400
                                                                                                          ------------
                                    HEALTH CARE EQUIPMENT & SERVICES - 1.2%
                                    HEALTH CARE DISTRIBUTORS - 0.3%
          60,000   BB+/Ba2          Omnicare, Inc., 6.125%, 6/1/13                                        $     60,150
                                                                                                          ------------
                                    HEALTH CARE FACILITIES - 0.9%
         200,000   BBB-/Ba1         HCA, Inc., 6.3%, 10/1/12                                              $    206,203
                                                                                                          ------------
                                    TOTAL HEALTH CARE EQUIPMENT & SERVICES                                $    266,353
                                                                                                          ------------
                                    PHARMACEUTICALS & BIOTECHNOLOGY - 1.2%
                                    PHARMACEUTICALS - 1.2%
         130,000   B/B3             Alaris Medical, Inc., 7.25%, 7/1/11                                   $    134,550
         150,000   B+/B3            Alpharma, Inc., 8.625%, 5/1/11 (144A)                                      151,875
                                                                                                          ------------
                                                                                                          $    286,425
                                                                                                          ------------
                                    TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                                 $    286,425
                                                                                                          ------------
                                    BANKS - 0.7%
                                    DIVERSIFIED BANKS - 0.7%
          15,000   BBB/A2           Skandinaviska Enskilda Bank, 8.125%, 9/6/49 (144A)                    $     16,887
                                                                                                          ------------
                                    TOTAL BANKS                                                           $     16,887
                                                                                                          ------------
                                    DIVERSIFIED FINANCIALS - 1.5%
                                    DIVERSIFIED FINANCIAL SERVICES - 1.1%
         157,000   NR/Caa2          Alamosa Delaware, Inc., 0.0%, 7/31/09                                 $    141,300
         100,000   BBB/Baa2         Power Receivables Finance, 6.29%, 1/1/12 (144A)                            104,270
                                                                                                          ------------
                                                                                                          $    245,570
                                                                                                          ------------
                                    SPECIALIZED FINANCE - 0.4%
          80,000   BBB-/Baa3        GATX Financial Corp., 8.875%, 6/1/09                                  $     89,751
                                                                                                          ------------
                                    TOTAL DIVERSIFIED FINANCIALS                                          $    335,321
                                                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

       PRINCIPAL   S&P/MOODY'S
          AMOUNT   RATINGS
         USD ($)   (UNAUDITED)                                                                                   VALUE
                                    INSURANCE - 2.1%
                                    LIFE & HEALTH INSURANCE - 0.3%
          75,000   B+/B1            Presidential Life Corp., 7.875%, 2/15/09                              $     72,188
                                                                                                          ------------
                                    MULTI-LINE INSURANCE - 0.9%
         210,000   BB-/B1           Allmerica Financial Corp., 7.625%, 10/15/25                           $    198,450
                                                                                                          ------------
                                    REINSURANCE - 0.9%
         200,000   BBB-/Baa3        Odyssey Re Holdings, 7.65%, 11/1/13                                   $    208,947
                                                                                                          ------------
                                    TOTAL INSURANCE                                                       $    479,585
                                                                                                          ------------
                                    REAL ESTATE - 4.1%
                                    REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.3%
         185,000   B-/B3            Forest City Enterprises, 7.625%, 6/1/15                               $    196,331
         100,000   BBB-/Baa3        LNR Property Corp., 7.25%, 10/15/13 (144A)                                 101,750
                                                                                                          ------------
                                                                                                          $    298,081
                                                                                                          ------------
                                    REAL ESTATE INVESTMENT TRUSTS - 2.8%
         140,000   B+/Ba3           BF Saul Real Estate Investment Trust, 9.75%, 4/1/08                   $    146,125
          15,000   BBB-/Ba1         Colonial Realty, Senior Note, 7.0%, 7/14/07                                 16,632
         155,000   BBB-/Ba1         Crescent Real Estate, 9.25%, 4/15/09                                       170,500
          90,000   B-/B1            Health Care Real Estate Investment Trust, Inc., 7.5%, 8/15/07              101,383
          40,000   BB-/Ba3          Health Care Real Estate Investment Trust, Inc., 8.0%, 9/12/12               46,115
         150,000   B+/Ba3           Meristar Hospitality Operations Finance Corp., 10.5%, 6/15/09              162,750
                                                                                                          ------------
                                                                                                          $    643,505
                                                                                                          ------------
                                    TOTAL REAL ESTATE                                                     $    941,586
                                                                                                          ------------
                                    TECHNOLOGY HARDWARE & EQUIPMENT - 3.6%
                                    COMMUNICATIONS EQUIPMENT - 1.1%
         150,000   BB+/Ba2          Corning, Inc., 6.3%, 3/1/09                                           $    155,625
         100,000   B-/Caa1          Lucent Technologies, Inc., 5.5%, 11/15/08                                   93,000
                                                                                                          ------------
                                                                                                          $    248,625
                                                                                                          ------------
                                    ELECTRONIC MANUFACTURING SERVICES - 0.6%
          75,000   BB+/Baa3         Jabil Circuit, Inc., 5.875%, 7/15/10                                  $     78,230
          50,000   BB-/Ba2          Sanmina-SCI Corp., 10.375%, 1/15/10                                         58,500
                                                                                                          ------------
                                                                                                          $    136,730
                                                                                                          ------------
                                    OFFICE ELECTRONICS - 0.5%
         120,000   B-/B3            Xerox Corp., 8.0%, 2/1/27                                             $    117,900
                                                                                                          ------------
                                    TECHNOLOGY DISTRIBUTORS - 1.4%
         200,000   BBB-/Baa3        Arrow Electronic, Inc., 6.875%, 7/1/13                                $    213,112
         110,000   BB-/Ba2          Ingram Micro, Inc., 9.875%, 8/15/08                                        121,550
                                                                                                          ------------
                                                                                                          $    334,662
                                                                                                          ------------
                                    TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                                 $    837,917
                                                                                                          ------------
                                    TELECOMMUNICATION SERVICES - 5.2%
                                    INTEGRATED TELECOMMUNICATION SERVICES - 2.1%
          95,000   B+/B2            Innova S De R.L., 9.375%, 9/19/13 (144A)                              $     97,494
         100,000   NR/Baa2          Tele N L Participacoes, 8.0%, 12/18/13 (144A)                               98,250
EURO     150,000   NR/Baa3          Telecom Italia, 6.25%, 2/1/12                                              205,555
          75,000   B-/B3            TSI Telecommunication Services, 12.75%, 2/1/09                              82,313
                                                                                                          ------------
                                                                                                          $    483,612
                                                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

       PRINCIPAL   S&P/MOODY'S
          AMOUNT   RATINGS
         USD ($)   (UNAUDITED)                                                                                  VALUE
                                    WIRELESS TELECOMMUNICATION SERVICES - 3.1%
          95,000   CCC+/B3          MetroPCS, Inc., 10.75%, 10/1/11 (144A)                                $     94,525
         115,000   B+/Ba3           Mobile Telesystems Finance, 8.375%, 10/14/10 (144A)                        117,300
         150,000   B+/B2            Nextel Communications, 7.375%, 8/1/15                                      161,250
EURO     105,000   BB-/B1           PTC International Finance II SA, 11.25%, 12/1/09                           145,038
CAD      240,000   BB+/Ba3          Rogers Cantel, Inc., 10.5%, 6/1/06                                         198,114
                                                                                                          ------------
                                                                                                          $    716,227
                                                                                                          ------------
                                    TOTAL TELECOMMUNICATION SERVICES                                      $  1,199,839
                                                                                                          ------------
                                    UTILITIES - 1.2%
                                    ELECTRIC UTILITIES - 0.7%
         150,000   BBB/Ba2          CMS Panhandle, 6.5%, 7/15/09                                          $    165,596
                                                                                                          ------------
                                    MULTI-UTILITIES & UNREGULATED POWER - 0.5%
          50,000   B+/B1            Northwest Pipeline Corp., 8.125%, 3/1/10                              $     55,500
          30,000   B/B1             Reliant Resources, 9.25%, 7/15/10 (144A)                                    31,800
          30,000   B/B1             Reliant Resources, Inc., 9.5%, 7/15/13 (144A)                               32,100
                                                                                                          ------------
                                                                                                          $    119,400
                                                                                                          ------------
                                    TOTAL UTILITIES                                                       $    284,996
                                                                                                          ------------
                                    TOTAL CORPORATE BONDS
                                    (Cost $10,831,016)                                                    $ 11,816,782
                                                                                                          ------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 21.7%
          56,097   AAA/Aaa          Federal Home Loan Mortgage Corp., 6.0%, 1/1/33 to 2/1/33              $     57,993
         100,000   AAA/Aaa          Federal National Mortgage Association, 5.5%, TBA                           103,594
         200,000   AAA/Aaa          Federal National Mortgage Association, 6.0%, TBA                           206,499
         551,222   AAA/Aaa          Federal National Mortgage Association, 6.0%, 7/1/17 to 12/1/33             573,825
AUD      300,000   AAA/Aaa          Federal National Mortgage Association, 6.375%, 8/15/07                     228,270
          42,198   AAA/Aaa          Federal National Mortgage Association, 6.5%, 7/1/31 to 2/1/32               44,134
           3,324   AAA/Aaa          Federal National Mortgage Association, 7.0%, 9/1/29                          3,522
             465   AAA/Aaa          Federal National Mortgage Association, 7.5%, 6/1/30                            497
       2,431,560   AAA/Aaa          Government National Mortgage Association, 6.0%, 6/15/17 to 10/15/33      2,535,399
         662,364   AAA/Aaa          Government National Mortgage Association, 6.5%, 3/15/29 to 5/15/33         698,514
          50,811   AAA/Aaa          Government National Mortgage Association, 7.0%, 5/15/23 to 3/15/31          54,399
          65,000   AAA/Aaa          U.S. Treasury Bond, 3.0%, 7/15/12                                           72,988
          75,000   AAA/Aaa          U.S. Treasury Bond, 5.25%, 2/15/29                                          75,662
         270,000   AAA/Aaa          U.S. Treasury Notes, 3.5%, 1/15/11                                         322,859
                                                                                                          ------------
                                    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                    (Cost $4,834,538)                                                     $  4,978,155
                                                                                                          ------------
                                    FOREIGN GOVERNMENT BONDS - 13.0%
ITL  310,000,000   B+/B2            Banco Nac De Desen Econo, 8.0%, 4/28/10                               $    188,044
CAD      200,000   AAA/Aaa          Canada Government T-Bill, 5.75%, 9/1/06                                    164,416
         100,000   BB-/B1           Federal Republic of Brazil, 11.0%,1/11/12                                  116,000
AUD      150,000   AAA/Aaa          Government of Australia, 4.0%, 8/20/15                                     153,293
CAD       27,000   TSY/Tsy          Government of Canada, 4.25%, 9/1/08                                         21,188
CAD      315,000   AAA/Aaa          Government of Canada, 5.25%, 6/1/12                                        254,993
EURO     343,000   AAA/Aaa          Government of France, 3.0%, 7/25/09                                        497,865
SEK        5,000   AAA/Aaa          Government of Sweden, 5.25%, 3/15/11                                           727
SEK    1,150,000   TSY/Aaa          Government of Sweden, 8.0%, 8/15/07                                        181,917
SEK    2,955,000   TSY/Aaa          Government of Sweden, 5.5%, 10/8/12                                        434,626
AUD      332,000   AA/Aa2           Ontario Province, 5.5%, 4/23/13                                            238,053
         265,950   BB/Ba2           Republic of Columbia, 9.75%, 4/9/11                                        301,853

   The accompanying notes are an integral part of these financial statements.

       PRINCIPAL   S&P/MOODY'S
          AMOUNT   RATINGS
         USD ($)   (UNAUDITED)                                                                                   VALUE
EURO     125,000   BBB/Baa2         Republic of South Africa, 5.25%, 5/16/13                              $    150,245
         145,000   BB/Ba2           Russia Regs., 5.0%, 3/31/30(d)                                             139,019
SEK       25,000   AA+/Aa1          Swedish Export Credit, 4.1%, 2/13/06                                        18,125
DEM      180,000   BBB-/Baa3        United Mexican States, 8.25%, 2/24/09                                      131,859
                                                                                                          ------------
                                    TOTAL FOREIGN GOVERNMENT BONDS
                                    (Cost $2,417,790)                                                     $  2,992,223
                                                                                                          ------------
                                    SUPERNATIONAL BONDS - 0.8%
                                    INSURANCE - 0.8%
NZD      258,000   AAA/Aaa          International Finance Corp., 6.75%, 7/15/09                           $    173,644
                                                                                                          ------------
                                    TOTAL SUPRANATIONAL BONDS
                                    (Cost $111,543)                                                       $    173,644
                                                                                                          ------------
                                    SOVEREIGN ISSUES - 1.1%
          75,000   BB-/Ba2          Dominican Republic, 9.04%, 1/23/13                                    $     57,000
          75,000   BB-/Ba3          Republic of Peru, 9.125%, 2/21/12                                           83,620
         100,000   BB-/Ba3          Republic of Peru, 9.875%, 2/6/15                                           116,000
                                                                                                          ------------
                                    TOTAL SOVERIGN ISSUES
                                    (Cost $268,048)                                                       $    256,620
                                                                                                          ------------

          SHARES
                                    RIGHTS/WARRANTS - 0.0%
                                    MATERIALS - 0.0%
                                    PAPER PRODUCTS - 0.0%
              25                    Asia Pulp & Paper, 3/15/05*                                           $          -
                                                                                                          ------------
                                    TOTAL RIGHTS/WARRANTS
                                    (Cost $0)                                                             $          -
                                                                                                          ------------

       PRINCIPAL
          AMOUNT
         USD ($)
                                    MUNICIPAL BONDS - 1.1%
                                    GOVERNMENT - 1.1%
         175,000   B/Caa2           New Jersey Economic Development Authority, 7.0%, 11/15/30             $    158,692
         100,000   NR/NR            Wayne Charter County, 6.75%, 12/1/15                                        88,782
                                                                                                          ------------
                                                                                                          $    247,474
                                                                                                          ------------
                                    TOTAL MUNICIPAL BONDS
                                    (Cost $208,958)                                                       $    247,474
                                                                                                          ------------

          SHARES
                                    TEMPORARY CASH INVESTMENT - 2.0%
                                    SECURITY LENDING COLLATERAL - 2.0%
         459,289                    Securities Lending Investment Fund, 1.02%                             $    459,289
                                                                                                          ------------
                                    TOTAL TEMPORARY CASH INVESTMENT
                                    (Cost $459,289)                                                       $    459,289
                                                                                                          ------------
                                    TOTAL INVESTMENT IN SECURITIES - 100.4%
                                    (Cost $20,946,954)                                                    $ 23,059,311
                                                                                                          ------------
                                    OTHER ASSETS AND LIABILITIES - (0.4)%                                 $    (83,462)
                                                                                                          ------------
                                    TOTAL NET ASSETS - 100.0%                                             $ 22,975,849
                                                                                                          ============

(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
NR:    Not Rated
TSY:   Treasury Security
*      Non-income producing security.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2003, the value of these securities amounted to $2,619,231 or 11.4% of total net assets.
Note: The Porfolio's investments in mortgage-backed securites of the Government Mortgage Association (GNMA) and the Federal National Mortgage Association
       (FNMA) are interests in separate pools of mortgages. All separate investments in the issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
Note:  Principal amounts are denominated in U.S. dollars unless otherwise noted.
DKK    Danish Kroner
EURO   European Dollar
SEK    Swedish Kroner
CAD    Canadian Dollar
NZD    New Zealand Dollar
NOK    Norweigan Kroner
ITL    Italian Lira
DEM    Deutsche Marks
TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an approximate (generally plus or minus 2.5%) principal amount and no definite maturity date period. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

   The accompanying notes are an integral part of these financial statements.

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS 12/31/03

                                                                                              5/1/03
                                                                                                TO
CLASS II                                                                                   12/31/03 (a)
Net asset value, beginning of period                                                        $     10.41
                                                                                            -----------
Increase (decrease) from investment operations:
   Net investment income                                                                    $      0.41
   Net realized and unrealized gain (loss) on investments and foreign
     currency transactions                                                                         0.62
                                                                                            -----------
      Net increase (decrease) from investment operations                                    $      1.03
Distributions to shareholders:
   Net investment income                                                                          (0.43)
   Net realized gain                                                                                  -
                                                                                            -----------
Net increase (decrease) in net asset value                                                  $      0.60
                                                                                            -----------
Net asset value, end of period                                                              $     11.01
                                                                                            ===========
Total return*                                                                                     10.90%
Ratio of net expenses to average net assets+                                                       1.49%**
Ratio of net investment income to average net assets+                                              5.08%**
Portfolio turnover rate                                                                              68%
Net assets, end of period (in thousands)                                                    $     3,663
Ratios with no waiver of management fees and assumption of expenses by
 PIM and no reduction for fees paid indirectly:
   Net expenses                                                                                    1.49%**
   Net investment income (loss)                                                                    5.08%**

(a)  Class 2 shares were first publicly offered on May 1, 2003.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF ASSETS AND LIABILITIES 12/31/03

                                                                                           PIONEER
                                                                                          STRATEGIC
                                                                                           INCOME
                                                                                        VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (including securities loaned of $449,485)
   (Cost $20,946,954)                                                                   $   23,059,311
  Temporary cash investments (at amortized cost)                                                     -
  Cash                                                                                         391,604
  Cash held as collateral for futures contracts                                                      -
  Foreign currencies, at value (Cost $586)                                                         562
  Receivables -
   Investment securities sold                                                                   12,703
   Fund shares sold                                                                                472
   Collateral for securities loaned, at fair value                                                   -
   Variation margin                                                                                  -
   Dividends, interest and foreign taxes withheld                                              346,029
   Forward foreign currency settlement contracts, net                                                -
   Forward foreign currency portfolio hedge contracts, open - net                                    -
   Due from Pioneer Investment Management, Inc.                                                      -
  Other                                                                                          2,442
                                                                                        --------------
      Total assets                                                                      $   23,813,123
                                                                                        --------------
LIABILITIES:
  Payables -
   Investment securities purchased                                                      $      309,927
   Fund shares repurchased                                                                         263
   Dividends                                                                                     2,756
   Upon return for securities loaned                                                           459,289
   Variation margin                                                                                  -
   Forward foreign currency settlement contracts, net                                                -
   Forward foreign currency portfolio hedge contracts,                                          25,297
  Due to bank                                                                                        -
  Due to affiliates                                                                             20,801
  Accrued expenses                                                                              18,941
  Other                                                                                              -
                                                                                        --------------
      Total liabilities                                                                 $      837,274
                                                                                        --------------
NET ASSETS:
  Paid-in capital                                                                       $   20,263,569
  Accumulated net investment income (loss)                                                     152,569
  Accumulated undistributed net realized gain (loss)                                           465,148
  Net unrealized gain (loss) on:
   Investments                                                                               2,112,357
   Futures contracts                                                                                 -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                         (17,794)
                                                                                        --------------
      Total net assets                                                                  $   22,975,849
                                                                                        --------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
   Net assets                                                                           $   19,312,397
  Shares outstanding                                                                         1,754,102
                                                                                        ==============
   Net asset value per share                                                            $        11.01
  CLASS II:
  (Unlimited number of shares authorized)
   Net assets                                                                           $    3,663,452
  Shares outstanding                                                                           332,792
                                                                                        ==============
   Net asset value per share                                                            $        11.01

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

                                                               PIONEER
                                                          STRATEGIC INCOME
                                                           VCT PORTFOLIO

                                                             YEAR ENDED
                                                              12/31/03
INVESTMENT INCOME:
  Dividends                                                $           303
  Interest (net of foreign taxes withheld of $130)               1,293,837
  Income on securities loaned, net                                   2,101
  Other                                                                  -
                                                           ---------------
      Total investment income                              $     1,296,241
                                                           ---------------

EXPENSES:
  Management fees                                          $       117,620
  Transfer agent fees                                                1,355
  Distribution fees (Class II)                                       2,261
  Administrative fees                                               37,500
  Custodian fees                                                    21,095
  Professional fees                                                 27,079
  Printing                                                          12,703
  Fees and expenses of nonaffiliated trustees                          545
  Miscellaneous                                                      7,362
                                                           ---------------
     Total expenses                                        $       227,520
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                             -
                                                           ---------------
     Net expenses                                          $       227,520
                                                           ---------------
        Net investment income (loss)                       $     1,068,721
                                                           ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                             $       789,760
   Futures contracts                                                     -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies             (75,859)
                                                           ---------------
                                                           $       713,901
                                                           ---------------
  Change in net unrealized gain or (loss) from:
   Investments                                             $     1,690,345
   Futures contracts                                                     -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies               5,170
                                                           ---------------
                                                           $     1,695,515
                                                           ---------------
  Net gain (loss) on investments, futures contracts
   and foreign currency transactions                       $     2,409,416
                                                           ===============
  Net increase (decrease) in net assets resulting
   from operations                                         $     3,478,137
                                                           ===============

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   PIONEER STRATEGIC
                                                                  INCOME VCT PORTFOLIO

                                                                YEAR              YEAR
                                                                ENDED             ENDED
                                                               12/31/03         12/31/02
FROM OPERATIONS:
Net investment income (loss)                                 $   1,068,721    $     713,959
Net realized gain (loss) on investments                            713,901          138,737
Change in net unrealized gain or loss
   on investments, futures contracts and
   foreign currency transactions                                 1,695,515          332,245
                                                             -------------    -------------
     Net increase (decrease) in net assets
       resulting from operations                             $   3,478,137    $   1,184,941
                                                             -------------    -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                   $  (1,087,224)   $    (692,603)
   Class II                                                        (52,386)               -
Net realized gain
   Class I                                                               -                -
   Class II                                                              -                -
Tax return of capital
   Class I                                                               -                -
   Class II                                                              -                -
                                                             -------------    -------------
     Total distributions to shareowners                      $  (1,139,610)   $    (692,603)
                                                             -------------    -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                             $  11,160,056    $  10,603,630
Reinvestment of distributions                                    1,105,557          660,491
Cost of shares repurchased                                      (6,320,665)      (4,543,210)
                                                             -------------    -------------
     Net increase (decrease) in net assets
       resulting from fund share transactions                $   5,944,948    $   6,720,911
                                                             -------------    -------------
     Net increase (decrease) in net assets                   $   8,283,475    $   7,213,249

NET ASSETS:
Beginning of year                                               14,692,374        7,479,125
                                                             -------------    -------------
End of year                                                  $  22,975,849    $  14,692,374
                                                             =============    =============
Accumulated undistributed/(distributions in excess of) net
   investment income (loss)                                  $     152,569    $      53,333
                                                             =============    =============

   The accompanying notes are an integral part of these financial statements.

PIONEER STRATEGIC INCOME VCT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS 12/31/03

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer Strategic Income Portfolio (the Portfolio) is a portfolio of the Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of sixteen separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only)

The Portfolio commenced operations on May 1, 2003. Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The investment objective of Strategic Income Portfolio is to produce a high level of current income.

Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes. Temporary cash investments are valued at amortized cost.

   Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. FOREIGN CURRENCY TRANSLATION

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. FORWARD FOREIGN CURRENCY CONTRACTS

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see note 8).

D. TAXES

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2003, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the Portfolio and are designed to present the portfolios' capital accounts on a tax basis.

                               ACCUMULATED    ACCUMULATED
                             NET INVESTMENT    REALIZED
PORTFOLIO                     INCOME/(LOSS)   GAIN/(LOSS)    PAID-IN CAPITAL
----------------------------------------------------------------------------
Strategic Income Portfolio     $   170,125    $ (170,125)       $     -

   The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

                                            PIONEER        PIONEER
                                           STRATEGIC      STRATEGIC
                                             INCOME         INCOME
                                         VCT PORTFOLIO  VCT PORTFOLIO
                                             2003           2002
---------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                          $   1,139,610  $     692,603
Long-Term capital gain                               -              -
                                         -------------  -------------
                                         $   1,139,610  $     692,603
Return of Capital                                    -              -
                                         -------------  -------------
  Total distributions                    $   1,139,610  $     692,603
                                         -------------  -------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income            $     380,350
Undistributed long-term gain/
  (capital loss carryforward)                  212,557
Unrealized appreciation/(depreciation)       2,119,373
                                         -------------
  Total                                  $   2,712,280
                                         =============

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

E. PORTFOLIO SHARES

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $246,661 in commissions on the sale of Trust shares for the year ended December 31, 2003. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day.

F. SECURITIES LENDING

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

G. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolio's average daily net assets.

The portion of the Portfolios' expenses attributable to Class II will be reduced only to the extent such expenses are reduced for Class I shares (or Class II shares). Pioneer may subsequently recover reimbursed expenses (within three years of being incurred) from certain Portfolios if the expense ratio of the Class I (or Class II) shares would otherwise be less than the expense limitation of the class. Each class will reimburse PIM no more than the amount by which that class' expenses were reduced.

The Expense limit agreement for Strategic Income Portfolio does not provide for the expense reimbursement described above. There can be no assurance that Pioneer will extend any expense limitation beyond December 31, 2003.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2003, $19,930 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $125 in transfer agent fees payable to PIMSS at December 31, 2003.

4. DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $745 payable to PFD at December 31, 2003.

5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2003, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                           NET
                                             GROSS         GROSS      APPRECIATION/
                               TAX COST   APPRECIATION  DEPRECIATION  (DEPRECIATION)
------------------------------------------------------------------------------------
Strategic Income Portfolio  $ 20,947,440  $ 2,151,739   $   (39,868)    $ 2,111,871

6. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2003, were $11,423,242 and $8,616,511, respectively. The cost of purchases and the proceeds from sales of U.S. Government obligations were, $6,204,459 and $3,537,090, respectively.

7. CAPITAL SHARES

At December 31, 2003, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

STRATEGIC INCOME PORTFOLIO

CLASS I:
Shares sold                          712,653    $  7,385,764       1,135,309    $ 10,603,630
Reinvestment of distributions        100,561       1,053,192          70,392         660,491
Shares repurchased                  (579,108)     (6,045,569)       (487,032)     (4,543,210
                                   ---------------------------------------------------------
  Net increase                       234,106    $  2,393,387         718,669    $  6,720,911
                                   =========================================================
CLASS II:
Shares sold                          353,538    $  3,774,292               -    $          -
Reinvestment of distributions          4,862          52,365               -               -
Shares repurchased                   (25,608)       (275,096)              -               -
                                   ---------------------------------------------------------
  Net increase                       332,792    $  3,551,561               -    $          -
                                   =========================================================

8. FORWARD FOREIGN CURRENCY CONTRACTS

During the year ended December 31, 2003, certain Portfolios had entered into various contracts that obligate the Portfolios to deliver currencies at specified future dates. At the maturity of a contract, the Portfolios must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract. As of December 31, 2003, the portfolio had no open settlement hedges. As of December 31, 2003, the Portfolios' open portfolio hedges were as follows.

                                                                                     NET
                             CONTRACTS TO   IN EXCHANGE  SETTLEMENT               UNREALIZED
PORTFOLIO                      DELIVER          FOR         DATE        VALUE        LOSS
--------------------------------------------------------------------------------------------
Strategic Income Portfolio  EURO (434,000)  $ (530,086)    1/12/04   $ (545,762)  $ (15,676)
Strategic Income Portfolio  EURO (180,000)  $ (218,867)    1/15/04   $ (226,332)  $  (7,465)
Strategic Income Portfolio  EURO (245,000)  $ (305,907)    1/15/04   $ (308,063)  $  (2,156)

PIONEER STRATEGIC INCOME VCT PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND THE CLASS II SHAREOWNERS OF PIONEER STRATEGIC INCOME VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Strategic Income VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income VCT Portfolio of Pioneer Variable Contracts Trust at December 31, 2003, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                      /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

PIONEER VARIABLE CONTRACTS TRUST

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT AUDITORS
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS
The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Portfolio within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available online at pioneerfunds.com.

INTERESTED TRUSTEES

                                POSITION HELD       TERM OF OFFICE AND      PRINCIPAL OCCUPATION DURING    OTHER DIRECTORSHIPS HELD
NAME AND AGE                    WITH THE FUND       LENGTH OF SERVICE       PAST FIVE YEARS                BY THIS TRUSTEE
John F. Cogan, Jr. (77)*        Chairman of the     Trustee since           Deputy Chairman and a          Director of Harbor Global
                                Board, Trustee      1994. Serves until a    Director of Pioneer Global     Company, Ltd.
                                and President       successor trustee is    Asset Management S.p.A.
                                                    elected or earlier      ("PGAM"); Non-Executive
                                                    retirement or removal.  Chairman and a Director of
                                                                            Pioneer Investment Management
                                                                            USA Inc. ("PIM-USA ");
                                                                            Chairman and a Director of
                                                                            Pioneer; Director of Pioneer
                                                                            Alternative Investment
                                                                            Management Limited (Dublin);
                                                                            President and a Director of
                                                                            Pioneer Alternative
                                                                            Investment Management
                                                                            (Bermuda) Limited and
                                                                            affiliated funds; President
                                                                            and Director of Pioneer Funds
                                                                            Distributor, Inc. ("PFD");
                                                                            President of all of the
                                                                            Pioneer Funds; and Of Counsel
                                                                            (since 2000, partner prior to
                                                                            2000), Hale and Dorr LLP
                                                                            (counsel to PIM-USA and the
                                                                            Pioneer Funds)

Osbert M. Hood (51)**           Trustee and         Trustee since           President and Chief            None
                                Executive Vice      June, 2003. Serves      Executive Officer, PIM-USA
                                President           until a successor       since May, 2003 (Director
                                                    trustee is              since January, 2001);
                                                    elected or earlier      President and Director of
                                                    retirement or removal.  Pioneer since May 2003;
                                                                            Chairman and Director of
                                                                            Pioneer Investment
                                                                            Management Shareholder
                                                                            Services, Inc. ("PIMSS")
                                                                            since May 2003; Executive
                                                                            Vice President of all of
                                                                            the Pioneer Funds since
                                                                            June 2003; Executive Vice
                                                                            President and Chief
                                                                            Operating Officer of
                                                                            PIM-USA, November 2000-May
                                                                            2003; Executive Vice
                                                                            President, Chief Financial
                                                                            Officer and Treasurer, John
                                                                            Hancock Advisers, L.L.C.,
                                                                            Boston, MA, November 1999
                                                                            -November 2000; Senior Vice
                                                                            President and Chief
                                                                            Financial Officer, John
                                                                            Hancock Advisers, L.L.C.,
                                                                            April 1997-November 1999

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

                                POSITION HELD       TERM OF OFFICE AND      PRINCIPAL OCCUPATION DURING    OTHER DIRECTORSHIPS HELD
NAME, AGE AND ADDRESS           WITH THE FUND       LENGTH OF SERVICE       PAST FIVE YEARS                BY THIS TRUSTEE
Mary K. Bush (55)               Trustee             Trustee since           President, Bush                Director of Brady
3509 Woodbine Street,                               September, 2000.        International (international   Corporation (industrial
Chevy Chase, MD 20815                               Serves until a          financial advisory firm)       identification and
                                                    successor trustee is                                   specialty coated
                                                    elected or earlier                                     material products
                                                    retirement or                                          manufacturer), Millenium
                                                    removal.                                               Chemicals, Inc.
                                                                                                           (commodity chemicals),
                                                                                                           Mortgage Guaranty
                                                                                                           Insurance Corporation,
                                                                                                           and R.J. Reynolds Tobacco
                                                                                                           Holdings, Inc. (tobacco)

Richard H. Egdahl, M.D. (77)    Trustee             Trustee since           Alexander Graham Bell          None
Boston University Healthcare                        1995. Serves until a    Professor of Health Care
Entrepreneurship Program,                           successor trustee is    Entrepreneurship, Boston
53 Bay State Road,                                  elected or earlier      University; Professor of
Boston, MA 02215                                    retirement or           Management, Boston
                                                    removal.                University School of
                                                                            Management; Professor of
                                                                            Public Health, Boston
                                                                            University School of Public
                                                                            Health; Professor of
                                                                            Surgery, Boston University
                                                                            School of Medicine; and
                                                                            University Professor, Boston
                                                                            University

Margaret B.W. Graham (56)       Trustee             Trustee since           Founding Director, The         None
1001 Sherbrooke                                     September, 2000.        Winthrop Group, Inc.
Street West,                                        Serves until a          (consulting firm); Professor
Montreal, Quebec, Canada                            successor trustee is    of Management, Faculty of
                                                    elected or earlier      Management, McGill University
                                                    retirement or
                                                    removal.

Marguerite A. Piret (55)        Trustee             Trustee since           President and Chief            None
One Boston Place,                                   1995. Serves until a    Executive Officer, Newbury,
28th Floor,                                         successor trustee is    Piret & Company, Inc.
Boston, MA 02108                                    elected or earlier      (investment banking firm)
                                                    retirement or
                                                    removal.

Stephen K. West (75)            Trustee             Trustee since           Senior Counsel, Sullivan &     Director, The Swiss
125 Broad Street,                                   1995. Serves until a    Cromwell (law firm)            Helvetia Fund, Inc.
New York, NY 10004                                  successor trustee is                                   (closed-end investment
                                                    elected or earlier                                     company) and AMVESCAP
                                                    retirement or                                          PLC (investment managers)
                                                    removal.

John Winthrop (67)              Trustee             Trustee since           President, John Winthrop &     None
One North Adgers Wharf,                             September, 2000.        Co., Inc. (private investment
Charleston, SC 29401                                Serves until a          firm)
                                                    successor trustee is
                                                    elected or earlier
                                                    retirement or
                                                    removal.

FUND OFFICERS

                                POSITION HELD       TERM OF OFFICE AND      PRINCIPAL OCCUPATION DURING    OTHER DIRECTORSHIPS HELD
NAME AND AGE                    WITH THE FUND       LENGTH OF SERVICE       PAST FIVE YEARS                BY THIS OFFICER
Dorothy E. Bourassa (56)        Secretary           Serves at the           Secretary of PIM-USA;          None
                                                    discretion of board     Senior Vice President-Legal
                                                                            of Pioneer; and
                                                                            Secretary/Clerk of most of
                                                                            PIM-USA's subsidiaries
                                                                            since October 2000;
                                                                            Secretary of all of the
                                                                            Pioneer Funds since
                                                                            September 2003 (Assistant
                                                                            Secretary from November 2000
                                                                            to September 2003); and
                                                                            Senior Counsel, Assistant
                                                                            Vice President and Director
                                                                            of Compliance of PIM-USA
                                                                            from April 1998 through
                                                                            October 2000

Christopher J. Kelley (39)      Assistant           Serves at the           Assistant Vice President       None
                                Secretary           discretion of board     and Senior Counsel of
                                                                            Pioneer since July 2002;
                                                                            Vice President and Senior
                                                                            Counsel of BISYS Fund
                                                                            Services, Inc. (April 2001
                                                                            to June 2002); Senior Vice
                                                                            President and Deputy General
                                                                            Counsel of Funds
                                                                            Distributor, Inc. (July 2000
                                                                            to April 2001; Vice
                                                                            President and Associate
                                                                            General Counsel from July
                                                                            1996 to July 2000);
                                                                            Assistant Secretary of all
                                                                            of the Pioneer Funds since
                                                                            September 2003

David C. Phelan (46)            Assistant           Serves at the           Partner, Hale and Dorr LLP;    None
                                Secretary           discretion of board     Assistant Secretary of all
                                                                            of the Pioneer Funds since
                                                                            September 2003

Vincent Nave (58)               Treasurer           Serves at the           Vice President-Fund            None
                                                    discretion of board     Accounting, Administration
                                                                            and Custody Services of
                                                                            Pioneer (Manager from
                                                                            September 1996 to
                                                                            February 1999); and
                                                                            Treasurer of all of the
                                                                            Pioneer Funds (Assistant
                                                                            Treasurer from June 1999 to
                                                                            November 2000)

Luis I. Presutti (38)           Assistant           Serves at the           Assistant Vice President-Fund  None
                                Treasurer           discretion of board     Accounting, Administration
                                                                            and Custody Services of
                                                                            Pioneer (Fund Accounting
                                                                            Manager from 1994 to 1999);
                                                                            and Assistant Treasurer of
                                                                            all of the Pioneer Funds
                                                                            since November 2000

                                POSITION HELD       TERM OF OFFICE AND      PRINCIPAL OCCUPATION DURING    OTHER DIRECTORSHIPS HELD
NAME AND AGE                    WITH THE FUND       LENGTH OF SERVICE       PAST FIVE YEARS                BY THIS OFFICER
Gary Sullivan (45)              Assistant           Serves at the           Fund Accounting                None
                                Treasurer           discretion of board     Manager-Fund Accounting,
                                                                            Administration and Custody
                                                                            Services of Pioneer;
                                                                            and Assistant Treasurer of
                                                                            all of the Pioneer Funds
                                                                            since May 2002

Katharine Kim Sullivan (30)     Assistant           Serves at the           Fund Administration            None
                                Treasurer           discretion of board.    Manager-Fund Accounting,
                                                                            Administration and Custody
                                                                            Services since June 2003;
                                                                            Assistant Vice
                                                                            President-Mutual Fund
                                                                            Operations of State Street
                                                                            Corporation from June 2002 to
                                                                            June 2003 (formerly Deutsche
                                                                            Bank Asset Management);
                                                                            Pioneer Fund Accounting,
                                                                            Administration and Custody
                                                                            Services (Fund Accounting
                                                                            Manager from August 1999 to
                                                                            May 2002, Fund Accounting
                                                                            Services Supervisor from
                                                                            1997 to July 1999); Assistant
                                                                            Treasurer of all of the
                                                                            Pioneer Funds since
                                                                            September 2003

                            THIS PAGE FOR YOUR NOTES.

[PIONEER INVESTMENTS(R) LOGO]


                                                                   14685-00-0204

[PIONEER INVESTMENTS(R) LOGO]


PIONEER VARIABLE CONTRACTS TRUST

PIONEER BALANCED VCT PORTFOLIO -- CLASS II SHARES


ANNUAL REPORT

DECEMBER 31, 2003

                                               PIONEER VARIABLE CONTRACTS TRUST


TABLE OF CONTENTS

Pioneer Balanced VCT Portfolio

   Portfolio and Performance Update                                            2

   Portfolio Management Discussion                                             3

   Schedule of Investments                                                     4

   Financial Statements                                                       11

   Notes to Financial Statements                                              15

   Report of Independent Auditors                                             19

   Trustees, Officers and Service Providers                                   20

PIONEER BALANCED VCT PORTFOLIO                  PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/03

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks              64.5%
U.S. Government Securities      19.3%
U.S. Corporate Bonds            16.0%
Asset Backed Securities          0.2%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of long-term holdings)

Government                      19.3%
Consumer Staples                16.3%
Information Technology          12.4%
Financials                      11.1%
Consumer Discretionary          10.9%
Health Care                      9.8%
Energy                           7.3%
Industrials                      6.9%
Materials                        4.5%
Telecommunication Services       0.6%
Utilities                        0.9%

FIVE LARGEST HOLDINGS
(As a percentage of long-term holdings)

1. Federal Home Loan Mortgage Corp., 6.0%, 1/1/33               4.03%
2. Pfizer, Inc.                                                 3.64
3. Berkshire Hathaway, Inc. (Class B)                           3.39
4. Newmont Mining Corp.                                         3.32
5. Gillette Co.                                                 3.10

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

PRICES AND DISTRIBUTIONS - CLASS II SHARES

                                             12/31/03   5/1/03
Net Asset Value per Share                    $  14.02   $ 12.67

DISTRIBUTIONS PER SHARE                         SHORT-TERM      LONG-TERM
(5/1/03 - 12/31/03)                 DIVIDENDS   CAPITAL GAINS   CAPITAL GAINS
                                    $  0.2537   $      -        $        -

PERFORMANCE OF A $10,000 INVESTMENT - CLASS II SHARES

The following chart shows the change in value of an investment made in PIONEER BALANCED VCT PORTFOLIO at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index, the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                PIONEER BALANCED VCT PORTFOLIO*    LEHMAN AGGREGATE BOND INDEX+    S&P 500 INDEX     RUSSELL 3000 INDEX+
3/31/95                              $   10,000                      $   10,000       $   10,000              $   10,000
                                     $   11,825                      $   11,279       $   12,533              $   12,550
                                     $   13,412                      $   11,686       $   15,406              $   15,288
12/31/97                             $   15,535                      $   12,817       $   20,543              $   20,147
                                     $   15,474                      $   13,929       $   26,417              $   25,011
12/31/99                             $   15,825                      $   13,812       $   31,974              $   30,238
                                     $   16,647                      $   15,418       $   29,068              $   27,983
12/31/2001                           $   16,230                      $   16,720       $   25,623              $   24,776
                                     $   14,527                      $   18,435       $   19,961              $   19,439
12/31/2003                           $   17,258                      $   19,195       $   25,683              $   25,477


+ Index comparison begins 2/28/95. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted measure of government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Pioneer believes the S&P 500 Index is more representative of the issues in the Portfolio than the Russell 3000 Index and will not provide the Russell 3000 Index in the future. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in any Index.

AVERAGE ANNUAL
TOTAL RETURNS+
(As of December 31, 2003)

NET ASSET VALUE*

Life-of-Class                    6.0%
(3/1/95)
5 Years                          2.21%
1 Year                          18.80%

All total returns shown assume reinvestment of distributions at net asset value.

+ The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fees of Class II shares.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/03

Rising expectations for an economic recovery helped drive strong performance in both the stock and corporate bond markets during 2003. Lower quality securities in both the equity and fixed-income markets outperformed higher-quality assets as investors anticipated that low short-term interest rates and new tax cuts would help stimulate corporate spending. In the following interview, Timothy Mulrenan, who is responsible for the equity portion of the Portfolio, and Richard Schlanger, who is responsible for the fixed-income portion of the Portfolio discuss the markets and their investment strategies during the 12 months ended December 31, 2003.

Q:   HOW DID PIONEER BALANCED VCT PORTFOLIO PERFORM DURING 2003?
A: The Portfolio had good absolute performance, but its low-risk strategy and its emphasis on investments in high-quality equity and fixed-income securities held back relative returns. For the 12 months ended December 31, 2003, Class II shares of the Portfolio returned 18.80% at net asset value. In comparison, the Portfolio's benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index returned 28.67% and 4.10% respectively, for the year ended December 31, 2003.

Q:   HOW WOULD YOU DESCRIBE THE OVERALL INVESTMENT ENVIRONMENT?
A: In the fixed-income market, corporate securities produced impressive returns, with lower-rated high-yield bonds outperforming higher-quality, investment-grade securities. Corporates substantially outperformed Treasury and government-agency bonds, whose yields began increasing as the economic recovery became more evident.

     In the equity market, investors also became less risk averse. While the general market indexes all registered substantial gains, new money flowed disproportionately toward the more speculative areas, including stocks of very small companies and companies with weaker fundamentals. Investors viewed those areas as the most likely to benefit quickly from a dramatic economic rebound. By industry, the stocks of semiconductor, cyclical and mortgage-related financial companies were among the performance leaders. Companies with stronger fundamentals and more consistent earnings often lagged the indices.

Q:   WHAT WAS YOUR OVERALL ASSET ALLOCATION TO STOCKS AND FIXED-INCOME ASSETS?
A: We began the period with a target allocation of 55% equities and 45% fixed income. When the outlook for stocks began to improve, we raised it to 60% equities and 40% fixed income in March. We maintained that target through the remainder of the year, although the equity portfolio grew to be about 64% of assets by yearend because of the appreciation of stock holdings.

Q:   WHAT WERE YOUR STRATEGIES IN MANAGING THE FIXED-INCOME PORTFOLIO?
A: We gradually increased our high-yield bond holdings during the year - a decision that helped support performance. We began the year with less than 1% of fixed-income assets invested in high-yield bonds, but ended the period with about 7.5% in high yield issues. Our total investments in industrial and utility bonds began the period at about 24% of assets. We raised that position to 40.2% by mid-year, but then reduced it to about 31.4% by December 31 due to corporate sector outperformance. We began to redeploy assets from investment-grade corporates into mortgage-backed securities as interest rates began to stabilize and we began to see less risk of prepayments from existing mortgages.

     As the spreads (differences between yields) of some corporate bonds narrowed versus Treasuries, we sold several positions, adding other corporate bonds with higher yields. For example, we sold our holdings in bonds issued by MBNA, HSBC, Goldman Sachs and Capital One, while adding the bonds of companies such as Echostar, Arrow Electronics, Jabil Circuits and Florida Power & Light Company.

     We believed the Federal Reserve was unlikely to raise short-term interest rates soon, and so the Portfolio's duration - or sensitivity to changes in interest rates - ended the year at 4.26 years, to take advantage of higher yields in longer maturity securities. Overall, credit quality remained high, at A+ at the end of the year. (Ratings apply to underlying securities, not Portfolio shares.)

Q:   WHAT WERE YOUR STRATEGIES IN MANAGING THE EQUITY PORTFOLIO?
A: We held to our philosophy of emphasizing high-quality companies with durable franchises, strong managements, reasonable valuations and records of providing high returns on capital. Unfortunately, many of those companies were out of favor for much of the year, and several blue-chip holdings underperformed the market. We emphasized consumer staples, with investments in market-leading companies such as Anheuser-Busch, Gillette, and Wrigley's. All three underperformed the market, despite having consistent earnings growth. At the end of the year, the consumer-staples industry was our largest overweight position. However the Portfolio's performance was hindered by our not holding some tech stocks. Within technology, we tended to own stable growth companies such as Hewlett-Packard, Microsoft, and First Data, while many of the best performers in the industry were in the more volatile semiconductor area.

     Top performers in the equity portfolio included: Symantec Corp., a leading supplier of Internet security software systems, which gained 70%; Progressive Corp., a well-managed auto-insurance company, which rose 69%; and Newmont Mining, a gold-mining firm that gained 68%. Disappointments included defense contractor Northrop Grumman, which fell in the first half of the year amid fears that defense spending might decline because of the size of the federal deficit.

Q:   WHAT IS YOUR OUTLOOK FOR THE EQUITY MARKET?
A: We believe that the positive economic momentum established during 2003 should continue in 2004, with corporations continuing to show earnings improvement, at least for the first half of the year. However, stock prices already reflect a very optimistic outlook, and so the market's momentum may slow and stock prices may remain in a trading range in the short term. We believe that the very strong relative performance by lower-quality companies may be coming to an end, and the market will begin to favor more stable growth companies that show clear evidence of earnings improvement.

Q:   WHAT IS YOUR OUTLOOK FOR THE FIXED-INCOME MARKET?
A: We think that corporate bonds should continue to outperform Treasuries and government-agency securities in the first part of the year, but the key to the bond market will be tied to Federal Reserve policy. We do not believe that the Fed will raise short-term interest rates early in the year but will rather wait until early in the third calendar quarter. For the immediate future, we anticipate maintaining a relatively long duration to take advantage of the yields in longer-maturity securities. However, we will begin to reduce duration later in anticipation of increases in interest rates.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

[SIDENOTE]

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

SCHEDULE OF INVESTMENTS 12/31/03

              S&P/MOODY'S
              RATINGS
      SHARES  (UNAUDITED)                                                                VALUE
                            COMMON STOCKS - 62.5%
                            ENERGY - 6.6%
                            INTEGRATED OIL & GAS - 0.8%
       8,600                Exxon Mobil Corp.                                   $      352,600
                                                                                --------------

                            OIL & GAS DRILLING - 4.3%
      10,700                Encana Corp.                                        $      422,008
      34,500                ENSCO International, Inc.                                  937,365
      25,800                Varco International, Inc.*                                 532,254
                                                                                --------------
                                                                                $    1,891,627
                                                                                --------------

                            OIL & GAS EXPLORATION & PRODUCTION - 1.5%
      11,692                Devon Energy Corp.                                  $      669,484
                                                                                --------------
                            TOTAL ENERGY                                        $    2,913,711
                                                                                --------------

                            MATERIALS - 3.2%
                            PRECIOUS METALS & MINERALS - 3.2%
      29,200                Newmont Mining Corp.                                $    1,419,412
                                                                                --------------
                            TOTAL MATERIALS                                     $    1,419,412
                                                                                --------------

                            CAPITAL GOODS - 3.5%
                            AEROSPACE & DEFENSE - 2.8%
      12,700                Northrop Grumman Corp.                              $    1,214,120
                                                                                --------------
                            ELECTRICAL COMPONENT & EQUIPMENT - 0.7%
      10,800                Molex, Inc.                                         $      317,088
                                                                                --------------
                            TOTAL CAPITAL GOODS                                 $    1,531,208
                                                                                --------------
                            COMMERCIAL SERVICES & SUPPLIES - 0.6%
                            DIVERSIFIED COMMERCIAL SERVICES - 0.6%
       5,000                Cintas Corp.                                        $      250,650
                                                                                --------------
                            TOTAL COMMERCIAL SERVICES & SUPPLIES                $      250,650
                                                                                --------------

                            TRANSPORTATION - 1.5%
                            TRUCKING - 1.5%
       8,800                United Parcel Service                               $      656,040
                                                                                --------------
                            TOTAL TRANSPORTATION                                $      656,040
                                                                                --------------

                            MEDIA - 2.3%
                            BROADCASTING & CABLE TV - 1.1%
       3,300                Clear Channel Communications, Inc.                  $      154,539
      10,000                Comcast Corp. (Special)*                                   312,800
                                                                                --------------
                                                                                $      467,339
                                                                                --------------
                            MOVIES & ENTERTAINMENT - 1.0%
      10,140                Viacom, Inc. (Class B)                              $      450,013
                                                                                --------------

                            PUBLISHING - 0.2%
       1,500                McGraw-Hill Co., Inc.                               $      104,880
                                                                                --------------
                            TOTAL MEDIA                                         $    1,022,232
                                                                                --------------

                            RETAILING - 2.9%
                            GENERAL MERCHANDISE STORES - 2.9%
      35,100                Family Dollar Stores, Inc.                          $    1,259,388
                                                                                --------------
                            TOTAL RETAILING                                     $    1,259,388
                                                                                --------------

   The accompanying notes are an integral part of these financial statements.

              S&P/MOODY'S
              RATINGS
      SHARES  (UNAUDITED)                                                                VALUE
                            FOOD & DRUG RETAILING - 6.2%
                            DRUG RETAIL - 0.6%
       8,000                CVS Corp.                                           $      288,960
                                                                                --------------

                            FOOD DISTRIBUTORS - 1.7%
      12,000                Cardinal Health, Inc.                               $      733,920
                                                                                --------------

                            FOOD RETAIL - 2.7%
      20,900                Wm. Wrigley Jr., Co.                                $    1,174,789
                                                                                --------------

                            HYPERMARKETS & SUPERCENTERS - 1.2%
      10,000                Wal-Mart Stores, Inc.                               $      530,500
                                                                                --------------
                            TOTAL FOOD & DRUG RETAILING                         $    2,728,169
                                                                                --------------
                            FOOD, BEVERAGE & TOBACCO - 5.1%
                            DISTILLERS & VINTNERS - 2.7%
      23,100                Anheuser-Busch Companies, Inc.                      $    1,216,908
                                                                                --------------

                            SOFT DRINKS - 2.4%
      12,300                The Coca-Cola Co.                                   $      624,225
       9,200                PepsiCo, Inc.                                              428,904
                                                                                --------------
                                                                                $    1,053,129
                                                                                --------------
                            TOTAL FOOD, BEVERAGE & TOBACCO                      $    2,270,037
                                                                                --------------

                            HOUSEHOLD & PERSONAL PRODUCTS - 4.1%
                            HOUSEHOLD PRODUCTS - 1.1%
      12,900                Estee Lauder Co.                                    $      506,454
                                                                                --------------

                            PERSONAL PRODUCTS - 3.0%
      36,100                Gillette Co.                                        $    1,325,953
                                                                                --------------
                            TOTAL HOUSEHOLD & PERSONAL PRODUCTS                 $    1,832,407
                                                                                --------------

                            HEALTH CARE EQUIPMENT & SERVICES - 4.1%
                            HEALTH CARE DISTRIBUTORS - 2.4%
      24,900                Wyeth, Inc.                                         $    1,057,005
                                                                                --------------

                            HEALTH CARE EQUIPMENT - 1.7%
      20,900                Biomet, Inc.                                        $      760,969
                                                                                --------------
                            TOTAL HEALTH CARE EQUIPMENT & SERVICES              $    1,817,974
                                                                                --------------

                            PHARMACEUTICALS & BIOTECHNOLOGY - 4.6%
                            BIOTECHNOLOGY - 0.4%
       2,716                Amgen, Inc.*                                        $      167,849
                                                                                --------------

                            PHARMACEUTICALS - 4.2%
       6,400                Merck & Co., Inc.                                   $      295,680
      44,088                Pfizer, Inc.                                             1,557,629
                                                                                --------------
                                                                                $    1,853,309
                                                                                --------------
                            TOTAL PHARMACEUTICALS & BIOTECHNOLOGY               $    2,021,158
                                                                                --------------

                            DIVERSIFIED FINANCIALS - 1.7%
                            ASSET MANAGEMENT & CUSTODY BANKS - 0.4%
       5,500                The Bank of New York Co., Inc.                      $      182,160
                                                                                --------------

                            CONSUMER FINANCE - 1.3%
      12,000                American Express Co.                                $      578,760
                                                                                --------------
                            TOTAL DIVERSIFIED FINANCIALS                        $      760,920
                                                                                --------------

   The accompanying notes are an integral part of these financial statements.

              S&P/MOODY'S
              RATINGS
      SHARES  (UNAUDITED)                                                                VALUE
                            INSURANCE - 5.8%
                            PROPERTY & CASUALTY INSURANCE - 5.8%
         515                Berkshire Hathaway, Inc. (Class B)*                 $    1,449,725
      13,200                Progressive Corp.                                        1,103,388
                                                                                --------------
                                                                                $    2,553,113
                                                                                --------------
                            TOTAL INSURANCE                                     $    2,553,113
                                                                                --------------

                            SOFTWARE & SERVICES - 7.3%
                            APPLICATION SOFTWARE - 4.4%
      32,000                Microsoft Corp.                                     $      881,280
      31,400                Symantec Corp.*                                          1,088,010
                                                                                --------------
                                                                                $    1,969,290
                                                                                --------------

                            DATA PROCESSING & OUTSOURCED SERVICES - 2.9%
      31,000                First Data Corp.                                    $    1,273,790
                                                                                --------------
                            TOTAL SOFTWARE & SERVICES                           $    3,243,080
                                                                                --------------

                            TECHNOLOGY HARDWARE & EQUIPMENT - 2.3%
                            COMPUTER HARDWARE - 2.3%
      45,122                Hewlett-Packard Co.                                 $    1,036,452
                                                                                --------------
                            TOTAL TECHNOLOGY HARDWARE & EQUIPMENT               $    1,036,452
                                                                                --------------

                            SEMICONDUCTORS - 0.6%
       8,900                Intel Corp.                                         $      286,580
                                                                                --------------
                            TOTAL SEMICONDUCTORS                                $      286,580
                                                                                --------------
                            TOTAL COMMON STOCKS
                            (Cost $23,605,944)                                  $   27,602,531
                                                                                --------------
   PRINCIPAL
      AMOUNT
                            ASSET BACKED SECURITY - 0.2%
                            DIVERSIFIED FINANCIALS - 0.2%
                            DIVERSIFIED FINANCIAL SERVICES - 0.2%

  $   94,910  BBB-/Baa2     PF Export Receivable, 6.44%, 6/1/15 (144A)          $       96,756
                                                                                --------------
                                                                                $       96,756
                                                                                --------------

                            TOTAL ASSET BACKED SECURITY
                            (Cost $94,910)                                      $       96,756
                                                                                --------------

                            CORPORATE BONDS - 15.5%
                            ENERGY - 0.5%
                            INTEGRATED OIL & GAS - 0.3%
      30,000  BBB+/Baa1     Occidental Petroleum, 7.65%, 2/15/06                $       32,874
      40,000  BBB+/Baa1     Occidental Petroleum, 6.75%, 1/15/12                        45,115
      40,000  A-/A3         Philips Petroleum Co., 8.75%, 5/25/10                       49,968
                                                                                --------------
                                                                                $      127,957
                                                                                --------------

                            OIL & GAS EQUIPMENT AND SERVICES - 0.2%
     100,000  BBB/Baa3      Seacor Smit, Inc., 5.875%, 10/1/12                  $      102,286
                                                                                --------------
                            TOTAL ENERGY                                        $      230,243
                                                                                --------------

                            MATERIALS - 1.1%
                            DIVERSIFIED METALS & MINING - 0.3%
     125,000  BBB-/Baa3     Inco, Ltd., 7.2%, 9/15/32                           $      136,643
                                                                                --------------


   The accompanying notes are an integral part of these financial statements.

              S&P/MOODY'S
   PRINCIPAL  RATINGS
      AMOUNT  (UNAUDITED)                                                                VALUE

                            METAL & GLASS CONTAINERS - 0.1%
  $   40,000  BBB/Baa2      Tenneco Packaging, 8.125%, 6/15/17                  $       48,635
                                                                                --------------

                            PAPER PRODUCTS - 0.2%
     100,000  BB+/Ba1       Abitibi-Consolidated, Inc., 6.95%, 4/1/08           $      104,787
                                                                                --------------

                            SPECIALTY CHEMICALS - 0.5%
     100,000  BB-/B3        Polyone Corp., 8.875%, 5/1/12                       $       92,000
     100,000  BBB-/Baa3     Ferro Corp., 9.125%, 1/1/09                                118,147
                                                                                --------------
                                                                                $      210,147
                                                                                --------------
                            TOTAL MATERIALS                                     $      500,212
                                                                                --------------
                            CAPITAL GOODS - 0.8%
                            AEROSPACE & DEFENSE - 0.1%
      25,000  BB+/B3        K&F Industries, 9.625%, 12/15/10                    $       28,031
                                                                                --------------

                            ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
      75,000  BBB-/Ba1      Thomas & Betts, 7.25%, 6/1/13                       $       77,250
                                                                                --------------

                            INDUSTRIAL CONGLOMERATES - 0.2%
      55,000  AAA/Aaa       General Electric Capital Corp., 6.125%, 2/22/11     $       60,506
      30,000  AAA/Aaa       General Electric Capital Corp., 6.75%, 3/15/32              33,214
                                                                                --------------
                                                                                $       93,720
                                                                                --------------

                            INDUSTRIAL MACHINERY - 0.3%
     150,000  BBB-/Ba1      Timken Co., 5.75%, 2/15/10                          $      148,278
                                                                                --------------
                            TOTAL CAPITAL GOODS                                 $      347,279
                                                                                --------------

                            COMMERCIAL SERVICES & SUPPLIES - 0.4%
                            ENVIRONMENTAL SERVICES - 0.4%
     150,000  BB-/Ba3       Allied Waste, 7.8756%, 1/1/09                       $      156,375
                                                                                --------------
                            TOTAL COMMERCIAL SERVICES & SUPPLIES                $      156,375
                                                                                --------------
                            AUTOMOBILES & COMPONENTS - 1.7%
                            AUTOMOBILE MANUFACTURERS - 1.7%
     400,000  BBB/Baa1      General Motors, 7.2%, 1/15/11                       $      439,794
     175,000  BBB-/A3       Ford Motor Credit Co., 5.8%, 1/12/09                       180,224
      50,000  BBB-/A3       Ford Motor Credit Co., 9.14%, 12/30/14                      52,386
     100,000  BB+/Ba1       Hyundai Motor Co, Ltd., 5.3%, 12/19/08                     100,299
                                                                                --------------
                                                                                $      772,703
                                                                                --------------
                            TOTAL AUTOMOBILES & COMPONENTS                      $      772,703
                                                                                --------------

                            HOTELS, RESTAURANTS & LEISURE - 0.8%
                            CASINOS & GAMING - 0.3%
      25,000  BB+/B1        Turning Stone, 9.125%, 12/15/10 (144A)              $       27,188
      75,000  BB+/Ba1       Park Place Entertainment, 7.0%, 4/15/13 (144A)              80,063
                                                                                --------------
                                                                                $      107,251
                                                                                --------------

                            HOTELS, RESORTS & CRUISE LINES - 0.5%
     200,000  BBB-/Ba1      Hilton Hotels, 7.625%, 12/1/12                      $      224,750
                                                                                --------------
                            TOTAL HOTELS, RESTAURANTS & LEISURE                 $      332,001
                                                                                --------------

   The accompanying notes are an integral part of these financial statements.

               S&P/MOODY'S
   PRINCIPAL   RATINGS
      AMOUNT   (UNAUDITED)                                                               VALUE
                            MEDIA - 2.3%
                            BROADCASTING & CABLE TV - 1.6%
  $  250,000   BBB/Baa3     Comcast Cable Corp., 7.125%, 6/15/13                $      284,676
     240,000   BBB/Baa2     Cox Communications, 7.125%, 10/1/12                        276,819
     160,000   BB-/Ba3      Echostar DBS Corp., 6.375%, 10/1/11 (144A)                 164,000
                                                                                --------------
                                                                                $      725,495
                                                                                --------------

                            MOVIES & ENTERTAINMENT - 0.3%
     100,000   BBB+/Baa1    AOL Time Warner, Inc., 6.875%, 5/1/12               $      112,531
                                                                                --------------
                            PUBLISHING - 0.4%
     170,000   BBB-/Baa3    News America Inc., 7.3%, 4/30/28                    $      189,848
                                                                                --------------
                            TOTAL MEDIA                                         $    1,027,874
                                                                                --------------

                            RETAILING - 0.5%
                            DEPARTMENT STORES - 0.3%
     100,000   BB+/Ba3      J.C. Penney Co., 8.0%, 3/1/10                       $      114,625
                                                                                --------------

                            SPECIALTY STORES - 0.2%
     100,000   BBB-/Baa3    Toys "R" Us, 7.875%, 4/15/13                        $      107,575
                                                                                --------------
                            TOTAL RETAILING                                     $      222,200
                                                                                --------------

                            FOOD, BEVERAGE & TOBACCO - 0.4%
                            TOBACCO - 0.4%
     150,000   BBB/Baa2     Altria Group, Inc., 7.0%, 11/4/13                   $      160,019
                                                                                --------------
                            TOTAL FOOD, BEVERAGE & TOBACCO                      $      160,019
                                                                                --------------

                            HEALTH CARE EQUIPMENT & SERVICES - 0.7%
                            HEALTH CARE FACILITIES - 0.5%
     200,000   BBB-/Ba1     HCA, Inc., 6.3%, 10/1/12                            $      206,203
                                                                                --------------

                            HEALTH CARE SUPPLIES - 0.2%
     100,000   BBB-/Ba1     Bausch & Lomb, 7.125%, 8/1/28                       $      101,500
                                                                                --------------
                            TOTAL HEALTH CARE EQUIPMENT & SERVICES              $      307,703
                                                                                --------------

                            PHARMACEUTICALS & BIOTECHNOLOGY - 0.1%
                            PHARMACEUTICALS - 0.1%
      40,000   AAA/Aaa      Pharmacia Corp., 6.6%, 12/1/28                      $       45,043
                                                                                --------------
                            TOTAL PHARMACEUTICALS & BIOTECHNOLOGY               $       45,043
                                                                                --------------

                            BANKS - 0.5%
                            DIVERSIFIED BANKS - 0.3%
      50,000   NR/Aaa       KFW-Kredit Wiederaufbau, 2.75%, 5/8/07              $       49,788
      75,000   AA-/Aa2      National Westminster, 7.375%, 10/1/09                       87,734
                                                                                --------------
                                                                                $      137,522
                                                                                --------------
                            THRIFTS & MORTGAGE FINANCE - 0.2%
     100,000   BBB-/Baa3    Sovereign Bank, 5.125%, 3/15/13                     $       99,284
                                                                                --------------
                            TOTAL BANKS                                         $      236,806
                                                                                --------------
                            DIVERSIFIED FINANCIALS - 0.6%
                            DIVERSIFIED FINANCIAL SERVICES - 0.4%
     100,000   A-/Baa3      Brascan Corp., 5.75%, 3/1/10                        $      105,865
      50,000   BBB/Baa1     Norfolk Southern Corp., 7.35%, 5/15/07                      56,795
                                                                                --------------
                                                                                $      162,660
                                                                                --------------

   The accompanying notes are an integral part of these financial statements.

               S&P/MOODY'S
   PRINCIPAL   RATINGS
      AMOUNT   (UNAUDITED)                                                               VALUE
                            SPECIALIZED FINANCE - 0.2%
  $  100,000   B/B2         MDP Acquistions, 9.625%, 10/1/12                    $      112,000
                                                                                --------------
                            TOTAL DIVERSIFIED FINANCIALS                        $      274,660
                                                                                --------------
                            INSURANCE - 0.8%
                            LIFE & HEALTH INSURANCE - 0.2%
     100,000   BBB-/Baa3    Provident Co., 7.0%, 7/15/18                        $      100,514
                                                                                --------------
                            PROPERTY & CASUALTY INSURANCE - 0.4%
     150,000   BBB+/Baa2    Berkley, 5.875%, 2/15/13                            $      153,196
                                                                                --------------
                            REINSURANCE - 0.2%
     100,000   BBB-/Baa3    Odyssey Re Holdings, 7.65%, 11/1/13                 $      104,473
                                                                                --------------
                            TOTAL INSURANCE                                     $      358,183
                                                                                --------------
                            REAL ESTATE - 1.0%
                            REAL ESTATE INVESTMENT TRUSTS - 1.0%
     150,000   BBB-/Baa3    Hospitality Properties Trust, 6.75%, 2/15/13        $      157,162
     175,000   BBB-/Baa3    Health Care REIT, Inc., 7.5%, 8/15/07                      197,133
     100,000   BBB-/Baa3    Colonial Reality LP, 6.15%, 4/15/13                        104,135
                                                                                --------------
                                                                                $      458,430
                                                                                --------------
                            TOTAL REAL ESTATE                                   $      458,430
                                                                                --------------
                            TECHNOLOGY HARDWARE & EQUIPMENT - 1.7%
                            COMMUNICATIONS EQUIPMENT - 0.4%
     150,000   BB+/Ba3      Rogers Wireless, 9.625%, 5/1/11                     $      179,250
                                                                                --------------
                            COMPUTER HARDWARE - 0.9%
     250,000   BBB-/Baa3    NCR Corp., 7.125%, 6/15/09                          $      278,833
     100,000   BB+/Ba1      Unisys Corp., 6.875%, 3/15/10                              108,250
                                                                                --------------
                                                                                $      387,083
                                                                                --------------
                            ELECTRONIC MANUFACTURING SERVICES - 0.2%
      75,000   BB+/Baa3     Jabil Circuit, Inc., 5.875%, 7/15/10                $       78,230
                                                                                --------------
                            TECHNOLOGY DISTRIBUTORS - 0.2%
     100,000   BBB-/Baa3    Arrow Electronic Inc., 6.875%, 7/1/13               $      106,556
                                                                                --------------
                            TOTAL TECHNOLOGY HARDWARE & EQUIPMENT               $      751,119
                                                                                --------------
                            TELECOMMUNICATION SERVICES - 0.6%
                            INTEGRATED TELECOMMUNICATION SERVICES - 0.6%
     100,000   BBB+/Baa3    International Telecom Satellite,
                              6.5%, 11/1/13 (144A)                              $      104,339
     100,000   BBB+/Baa2    Telecom Italia S.p.A. 5.25%, 11/15/13 (144A)               100,199
      55,000   A+/A2        Verizon Global, 7.75%, 12/1/30                              64,609
                                                                                --------------
                                                                                $      269,147
                                                                                --------------
                            TOTAL TELECOMMUNICATION SERVICES                    $      269,147
                                                                                --------------
                            UTILITIES - 0.9%
                            ELECTRIC UTILITIES - 0.7%
     100,000   BBB-/Baa3    FPL Energy America, 6.639%, 6/20/23 (144A)          $      104,252
     175,000   BBB-/Baa3    CMS Panhandle, 6.5%, 7/15/09                               193,196
                                                                                --------------
                                                                                $      297,448
                                                                                --------------

   The accompanying notes are an integral part of these financial statements.

               S&P/MOODY'S
   PRINCIPAL   RATINGS
      AMOUNT   (UNAUDITED)                                                                       VALUE
                            MULTI-UTILITIES & UNREGULATED POWER - 0.2%
 $   100,000   B/B1         Reliant Resources, Inc., 9.5%, 7/15/13 (144A)               $      107,000
                                                                                        --------------
                            TOTAL UTILITIES                                             $      404,448
                                                                                        --------------
                            TOTAL CORPORATE BONDS
                            (Cost $6,404,759)                                           $    6,854,445
                                                                                        --------------
                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 18.7%
     175,000   AAA/Aaa      Federal Home Loan Mortgage Corp., 6.5%, 11/1/33             $      183,321
   1,671,077   AAA/Aaa      Federal Home Loan Mortgage Corp., 6.0%, 1/1/33                   1,727,578
      57,115   AAA/Aaa      Federal Home Loan Mortgage Corp., 6.5%, 5/1/09                      60,680
     150,000   AAA/Aaa      Federal National Mortgage Association 6.0% 30 YR TBA               154,874
     110,000   AAA/Aaa      Federal National Mortgage Association, 6.125%, 3/15/12             122,515
     105,839   AAA/Aaa      Federal National Mortgage Association, 6.5%, 4/1/29                111,849
      97,577   AAA/Aaa      Federal National Mortgage Association, 6.5%, 10/1/32               102,064
     171,360   AAA/Aaa      Federal National Mortgage Association, 6.5%, 7/1/32                179,223
      23,145   AAA/Aaa      Federal National Mortgage Association, 6.5%, 10/1/32                24,209
     109,403   AAA/Aaa      Federal National Mortgage Association, 6.5%, 12/1/21               114,685
      33,177   AAA/Aaa      Federal National Mortgage Association Pool, 6.5%, 8/1/13            35,188
     262,771   AAA/Aaa      Federal National Mortgage Association, 5.5%, 2/1/17                272,633
      84,911   AAA/Aaa      Federal National Mortgage Association, 6.5%, 9/1/32                 89,391
     149,418   AAA/Aaa      Federal National Mortgage Association, 9%, 4/1/33                  165,866
     249,738   AAA/Aaa      Federal National Mortgage Association, 5.5%, 11/1/33               253,117
      31,837   AAA/Aaa      Federal National Mortgage Association, 6.5%, 8/1/14                 33,776
      10,000   AAA/Aaa      Federal National Mortgage Association, 7.125%, 6/15/10              11,757
     150,000   AAA/Aaa      Freddie Mac 5.75%, 1/15/12                                         163,409
      49,398   AAA/Aaa      Government National Mortgage Association II, 7.5%, 9/20/29          52,639
     397,204   AAA/Aaa      Government National Mortgage Association, 6.0%, 10/20/33           412,428
     193,117   AAA/Aaa      Government National Mortgage Association, 6.0%, 9/15/32            200,911
      73,208   AAA/Aaa      Government National Mortgage Association, 5.5%, 9/15/33             74,637
     387,133   AAA/Aaa      Government National Mortgage Association, 6.5%, 2/15/29            408,582
     598,241   AAA/Aaa      Government National Mortgage Association, 6.0%, 9/15/33            622,283
     285,000   AAA/Aaa      Government National Mortgage Association, 6.5%, 5/15/33            300,479
     380,781   AAA/Aaa      Government National Mortgage Association, 5.5%, 6/15/33            387,516
     294,278   AAA/Aaa      Government National Mortgage Association, 5.5%, 7/15/33            299,484
     199,381   AAA/Aaa      Government National Mortgage Association, 5.5%, 8/15/33            202,907
      93,979   AAA/Aaa      Government National Mortgage Association, 6.5%, 10/15/28            99,228
      45,000   AAA/Aaa      TSY INFL IX Notes, 3.375%, 1/15/07                                  55,449
     470,000   AAA/Aaa      U.S. Treasury Notes, 4.0%, 11/15/12                                465,484
     500,000   AAA/Aaa      U.S. Treasury Notes, 5.625%, 5/15/08                               553,867
     300,000   AAA/Aaa      U.S. Treasury Notes, 4.75%, 11/15/08                               321,164
                                                                                        --------------
                                                                                        $    8,263,193
                                                                                        --------------
                            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                            (Cost $8,148,367)                                           $    8,263,193
                                                                                        --------------
                            TOTAL INVESTMENT IN SECURITIES - 96.9%
                            (Cost $38,253,980)                                          $   42,816,925
                                                                                        --------------
                            OTHER ASSETS AND LIABILITIES - 3.1%                         $    1,345,448
                                                                                        --------------
                            TOTAL NET ASSETS - 100.0%                                   $   44,162,373
                                                                                        --------------


NR:  Not Rated
*    Non-income producing security.
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2003, the value of these securities amounted to $783,798 or 1.8% of net assets.
TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an approximate (generally plus or minus 2.5%) principal amount and no definite Maturity date period. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 12/31/03

                                                                    5/1/03
                                                                      TO
CLASS II (a)                                                       12/31/03
Net asset value, beginning of period                             $      12.67
                                                                 ------------
Increase (decrease) from investment operations:
   Net investment income                                         $       0.14
   Net realized and unrealized gain (loss) on investments and
     foreign currency transactions                                       1.40
                                                                 ------------
   Net increase (decrease) from investment operations            $       1.54
Distributions to shareholders:
   Net investment income                                                (0.19)
   Net realized gain                                                        -
                                                                 ------------
Net increase (decrease) in net asset value                       $       1.35
                                                                 ------------
Net asset value, end of period                                   $      14.02
                                                                 ============
Total return*                                                           12.17%
Ratio of net expenses to average net assets+                             1.11%**
Ratio of net investment income to average net assets+                    1.12%**
Portfolio turnover rate                                                    37%**
Net assets, end of period (in thousands)                         $      3,390
Ratios assuming no waiver of management fees and
   assumption of expenses by PIM and no reduction for fees
   paid indirectly:
   Net expenses                                                          1.11%**
   Net investment income (loss)                                          1.12%**


(a)  Class 2 shares were first publicly offered on May 1, 2003.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES 12/31/03

                                                                           Pioneer
                                                                          Balanced
                                                                     VCT Portfolio

ASSETS:
 Investment in securities, at value (Cost $38,253,980)              $   42,816,925
 Temporary cash investments (at amortized cost)                                  -
 Cash                                                                    1,376,034
 Cash held as collateral for futures contracts                                   -
 Foreign currencies, at value                                                    -
 Receivables -
  Investment securities sold                                                     -
  Fund shares sold                                                           8,052
  Collateral for securities loaned, at fair value                                -
  Variation margin                                                               -
  Dividends, interest and foreign taxes withheld                           184,828
  Forward foreign currency settlement contracts, net                             -
  Forward foreign currency portfolio hedge contracts, open - net                 -
  Due from Pioneer Investment Management, Inc.                                   -
 Other                                                                       2,342
                                                                    --------------
     Total assets                                                   $   44,388,181
                                                                    --------------
LIABILITIES:
 Payables -
  Investment securities purchased                                   $      155,575
  Fund shares repurchased                                                    5,328
  Dividends                                                                      -
  Upon return for securities loaned                                              -
  Variation margin                                                               -
  Forward foreign currency settlement contracts, net                             -
  Forward foreign currency portfolio hedge contracts,                            -
 Due to bank                                                                     -
 Due to affiliates                                                          30,649
 Accrued expenses                                                           34,256
 Other                                                                           -
                                                                    --------------
     Total liabilities                                              $      225,808
                                                                    --------------
NET ASSETS:
 Paid-in capital                                                    $   45,939,366
 Accumulated net investment income (loss)                                   12,808
 Accumulated undistributed net realized gain (loss)                     (6,352,746)
 Net unrealized gain (loss) on:
  Investments                                                            4,562,945
  Futures contracts                                                              -
  Foreign currency transactions                                                  -
  Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                            -
                                                                    --------------
     Total net assets                                               $   44,162,373
                                                                    --------------
NET ASSET VALUE PER SHARE:
 CLASS I:
 (Unlimited number of shares authorized)
   Net assets                                                       $   40,772,755
 Shares outstanding                                                      2,904,312
                                                                    --------------
   Net asset value per share                                        $        14.04
 CLASS II:
 (Unlimited number of shares authorized)
   Net assets                                                       $    3,389,618
  Shares outstanding                                                       241,741
                                                                    --------------
   Net asset value per share                                        $        14.02


   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS

                                                                       PIONEER
                                                                       BALANCED
                                                                    VCT PORTFOLIO

                                                                         YEAR
                                                                        ENDED
                                                                       12/31/03
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $224)                  $      255,698
 Interest (net of foreign taxes withheld of $113)                          840,741
 Income on securities loaned, net                                                -
 Other                                                                           -
                                                                    --------------
     Total investment income                                        $    1,096,439
                                                                    --------------

EXPENSES:
 Management fees                                                    $      268,187
 Transfer agent fees                                                         1,426
 Distribution fees (Class II)                                                1,729
 Administrative fees                                                        37,500
 Custodian fees                                                             17,900
 Professional fees                                                          26,719
 Printing                                                                   15,516
 Fees and expenses of nonaffiliated trustees                                   706
 Miscellaneous                                                               8,184
                                                                    --------------
    Total expenses                                                  $      377,867
    Less management fees waived and expenses assumed
     by Pioneer Investment Management, Inc.                                      -
                                                                    --------------
    Net expenses                                                    $      377,867
                                                                    --------------
      Net investment income (loss)                                  $      718,572
                                                                    --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
  Investments                                                       $      336,352
  Futures contracts                                                              -
  Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                            -
                                                                    --------------
                                                                    $      336,352
                                                                    --------------
 Change in net unrealized gain or loss from:
  Investments                                                       $    5,309,842
  Futures contracts                                                              -
  Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                            -
                                                                    --------------
                                                                    $    5,309,842
                                                                    --------------
 Net gain (loss) on investments, futures contracts
  and foreign currency transactions                                 $    5,646,194
                                                                    ==============
 Net increase (decrease) in net assets resulting
  from operations                                                   $    6,364,766
                                                                    ==============


   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       PIONEER
                                                                BALANCED VCT PORTFOLIO

                                                              YEAR                 YEAR
                                                              ENDED                ENDED
                                                             12/31/03             12/31/02
FROM OPERATIONS:
Net investment income (loss)                             $        718,572   $        807,085
Net realized gain (loss) on investments                           336,352         (5,427,861)
Change in net unrealized gain or loss
  on investments, futures contracts and
  foreign currency transactions                                 5,309,842         (1,161,669)
                                                         ----------------   ----------------
   Net increase (decrease) in net assets
    resulting from operations                            $      6,364,766   $     (5,782,445)
                                                         ----------------   ----------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
  Class I                                                $       (800,491)  $       (838,807)
  Class II                                                        (20,067)
Net realized gain
  Class I                                                               -                  -
  Class II                                                              -                  -
Tax return of capital
  Class I                                                               -                  -
  Class II                                                              -                  -
                                                         ----------------   ----------------
   Total distributions to shareowners                    $       (820,558)  $       (838,807)
                                                         ----------------   ----------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $      4,068,440   $      2,188,541
Reinvestment of distributions                                     820,551            838,807
Cost of shares repurchased                                     (9,119,455)       (10,447,197)
                                                         ----------------   ----------------
   Net increase (decrease) in net assets
     resulting from fund share transactions              $     (4,230,464)  $     (7,419,849)
                                                         ----------------   ----------------
   Net increase (decrease) in net assets                 $      1,313,744   $    (14,041,101)
                                                         ----------------   ----------------

NET ASSETS:
Beginning of year                                              42,848,629         56,889,730
                                                         ----------------   ----------------
End of year                                              $     44,162,373   $     42,848,629
                                                         ================   ================
Accumulated undistributed/(distributions in excess of)
  net investment income (loss) end of year               $         12,808   $         50,160
                                                         ================   ================

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS 12/31/03

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The Pioneer Balanced VCT Portfolio is a portfolio of the Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of sixteen separate portfolios fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:
  Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
  Pioneer Europe VCT Portfolio (Europe Portfolio)
  Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
  Pioneer Small Company VCT Portfolio (Small Company Portfolio)
  Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
  Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
  Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
  Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
  Pioneer Balanced VCT Portfolio (Balanced Portfolio)
  Pioneer High Yield VCT Portfolio (High Yield Portfolio)
  Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
  Pioneer America Income VCT Portfolio (America Income Portfolio)
  Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
  Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only)

The Portfolio commenced operations on May 1, 2003. Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The investment objectives of Balanced Portfolio are capital growth and current income.

Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION
   Security transactions are recorded as of trade date. Net asset value for the portfolio is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times.

   Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. FUTURES CONTRACTS
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2003, the portfolio had no open futures contracts.

C. TAXES
   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2003, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the Portfolio and are designed to present the portfolios' capital accounts on a tax basis.

                        ACCUMULATED             ACCUMULATED
                       NET INVESTMENT            REALIZED
PORTFOLIO              INCOME/(LOSS)            GAIN/(LOSS)           PAID-IN CAPITAL
Balanced Portfolio         64,634                 (64,634)                   -

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003, Balanced VCT Portfolio had a capital loss carryforward of $6,275,373, of which will the following amounts expire between 2006 and 2011 if not utilized: $985,646 in 2006, $2,699,582 in 2010, and $2,590,145, in 2011.

The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

                                            PIONEER           PIONEER
                                            BALANCED          BALANCED
                                          VCT PORTFOLIO    VCT PORTFOLIO
                                              2003              2002
DISTRIBUTIONS PAID FROM:
Ordinary Income                          $      820,558    $      838,807
Long-Term capital gain                                -                 -
                                         --------------    --------------
                                         $      820,558    $      838,807
Return of Capital                                     -                 -
                                         --------------    --------------
  Total distributions                    $      820,558    $      838,807
                                         --------------    --------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income            $          400
Undistributed long-term gain/
 (capital loss carryforward)                 (6,275,373)
Unrealized appreciation/(depreciation)        4,497,980
                                         --------------
  Total                                  $   (1,776,993)
                                         ==============

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

D. PORTFOLIO SHARES
   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $246,661 in commissions on the sale of Trust shares for the year ended December 31, 2003. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day.

E. SECURITIES LENDING
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

F. REPURCHASE AGREEMENTS
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

   PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolio's average daily net assets.

   In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2003, $29,918 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

   Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $35 in transfer agent fees payable to PIMSS at December 31, 2003.

4. DISTRIBUTION PLANS

   The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $696 payable to PFD at December 31, 2003.

5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2003, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                             GROSS               GROSS          APPRECIATION/
                         TAX COST        APPRECIATION        DEPRECIATION       (DEPRECIATION)
Balanced Portfolio   $    38,318,945    $    4,766,216      $    (268,236)     $    4,497,980

6. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2003, were $10,185,951 and $11,926,106, respectively. The cost of purchase and the proceeds from sales in Net U.S. Government obligations were $4,829,909 and $8,107,674, respectively.

7. CAPITAL SHARES

At December 31, 2003, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

BALANCED PORTFOLIO                   '03 SHARES        '03 AMOUNT        '02 SHARES       '02 AMOUNT
CLASS I:
Shares sold                                58,603    $      777,329           169,730    $    2,188,541
Reinvestment of distributions              60,877           800,492            65,588           838,807
Shares repurchased                       (705,902)       (9,066,098)         (834,080)      (10,447,197)
                                   --------------    --------------    --------------    --------------
  Net increase (decrease)                (586,422)   $   (7,488,277)         (598,762)   $   (7,419,849)
                                   ==============    ==============    ==============    ==============
CLASS II:
Shares sold                               244,252    $    3,291,111                 -    $            -
Reinvestment of distributions               1,455            20,059                 -                 -
Shares repurchased                         (3,966)          (53,357)                -                 -
                                   --------------    --------------    --------------    --------------
  Net increase                            241,741    $    3,257,813                 -    $            -
                                   ==============    ==============    ==============    ==============

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND
THE CLASS II SHAREOWNERS OF PIONEER BALANCED INCOME VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Balanced Fund VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Balanced Income VCT Portfolio of Pioneer Variable Contracts Trust at December 31, 2003, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT AUDITORS
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS
The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Portfolio within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available online at pioneerfunds.com.

INTERESTED TRUSTEES

                           POSITION HELD           TERM OF OFFICE AND LENGTH  PRINCIPAL OCCUPATION DURING  OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE FUND           OF SERVICE                 PAST FIVE YEARS              HELD BY THIS TRUSTEE
John F. Cogan, Jr.(77)*    Chairman of the Board,  Trustee since 1994.        Deputy Chairman and a        Director of Harbor
                           Trustee and President   Serves until a successor   Director of Pioneer          Global Company, Ltd.
                                                   trustee is elected or      Global Asset Management
                                                   earlier retirement or      S.p.A. ("PGAM");
                                                   removal.                   Non-Executive Chairman
                                                                              and a Director of Pioneer
                                                                              Investment Management USA
                                                                              Inc. ("PIM-USA");
                                                                              Chairman and a Director
                                                                              of Pioneer; Director of
                                                                              Pioneer Alternative
                                                                              Investment Management
                                                                              Limited (Dublin);
                                                                              President and a Director
                                                                              of Pioneer Alternative
                                                                              Investment Management
                                                                              (Bermuda) Limited and
                                                                              affiliated funds;
                                                                              President and Director of
                                                                              Pioneer Funds
                                                                              Distributor, Inc. ("PFD");
                                                                              President of all of the
                                                                              Pioneer Funds; and Of
                                                                              Counsel (since
                                                                              2000, partner prior to
                                                                              2000), Hale and Dorr LLP
                                                                              (counsel to PIM-USA and
                                                                              the Pioneer Funds)

Osbert M. Hood (51)**      Trustee and Executive   Trustee since June,        President and Chief          None
                           Vice President          2003. Serves until a       Executive Officer, PIM-USA
                                                   successor trustee is       since May, 2003 (Director
                                                   elected or earlier         since January, 2001);
                                                   retirement or removal.     President and Director of
                                                                              Pioneer since May 2003;
                                                                              Chairman and Director of
                                                                              Pioneer Investment
                                                                              Management Shareholder
                                                                              Services, Inc. ("PIMSS")
                                                                              since May 2003; Executive
                                                                              Vice President of all of
                                                                              the Pioneer Funds since
                                                                              June 2003; Executive Vice
                                                                              President and Chief
                                                                              Operating Officer of
                                                                              PIM-USA, November 2000-May
                                                                              2003; Executive Vice
                                                                              President, Chief Financial
                                                                              Officer and Treasurer,
                                                                              John Hancock Advisers,
                                                                              L.L.C., Boston, MA,
                                                                              November 1999-November
                                                                              2000; Senior Vice
                                                                              President and Chief
                                                                              Financial Officer, John
                                                                              Hancock Advisers, L.L.C.,
                                                                              April 1997-November 1999

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

INDEPENDENT TRUSTEES

                           POSITION HELD           TERM OF OFFICE AND LENGTH  PRINCIPAL OCCUPATION DURING  OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS      WITH THE FUND           OF SERVICE                 PAST FIVE YEARS              HELD BY THIS TRUSTEE
Mary K. Bush (55)          Trustee                 Trustee since              President, Bush              Director of Brady
3509 Woodbine Street,                              September, 2000. Serves    International                Corporation
Chevy Chase, MD 20815                              until a successor trustee  (international financial     (industrial
                                                   is elected or earlier      advisory firm)               identification and
                                                   retirement or removal.                                  specialty coated
                                                                                                           material products
                                                                                                           manufacturer), Millenium
                                                                                                           Chemicals, Inc.
                                                                                                           (commodity chemicals),
                                                                                                           Mortgage Guaranty
                                                                                                           Insurance Corporation,
                                                                                                           and R.J. Reynolds Tobacco
                                                                                                           Holdings, Inc. (tobacco)

Richard H. Egdahl,         Trustee                 Trustee since 1995.Serves  Alexander Graham Bell        None
M.D.(77)                                           until a successor trustee  Professor of Health Care
Boston University                                  is elected or earlier      Entrepreneurship, Boston
Healthcare                                         retirement or removal.     University; Professor of
Entrepreneurship                                                              Management, Boston
Program,                                                                      University School of
53 Bay State Road,                                                            Management; Professor of
Boston, MA 02215                                                              Public Health, Boston
                                                                              University School of
                                                                              Public Health; Professor
                                                                              of Surgery, Boston
                                                                              University School of
                                                                              Medicine; and University
                                                                              Professor, Boston
                                                                              University


Margaret B.W. Graham (56)  Trustee                 Trustee since              Founding Director, The       None
1001 Sherbrooke                                    September, 2000. Serves    Winthrop Group, Inc.
Street West,                                       until a successor trustee  (consulting firm);
Montreal, Quebec, Canada                           is elected or earlier      Professor of Management,
                                                   retirement or removal.     Faculty of Management,
                                                                              McGill University

Marguerite A. Piret (55)   Trustee                 Trustee since 1995. Serves President and Chief          None
One Boston Place,                                  until a successor trustee  Executive Officer, Newbury,
28th Floor,                                        is elected or earlier      Piret & Company, Inc.
Boston, MA 02108                                   retirement or removal.     (investment banking firm)

Stephen K. West (75)       Trustee                 Trustee since 1995. Serves Senior Counsel, Sullivan &   Director, The Swiss
125 Broad Street,                                  until a successor trustee  Cromwell (law firm)          Helvetia Fund, Inc.
New York, NY 10004                                 is elected or earlier                                   (closed-end investment
                                                   retirement or removal.                                  company) and AMVESCAP
                                                                                                           PLC (investment
                                                                                                           managers)

John Winthrop (67)         Trustee                 Trustee since              President, John Winthrop &   None
One North Adgers Wharf,                            September, 2000. Serves    Co., Inc. (private
Charleston, SC 29401                               until a successor trustee  investment firm)
                                                   is elected or earlier
                                                   retirement or removal.

FUND OFFICERS

                           POSITION HELD           TERM OF OFFICE AND LENGTH  PRINCIPAL OCCUPATION DURING  OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE FUND           OF SERVICE                 PAST FIVE YEARS              HELD BY THIS OFFICER
Dorothy E. Bourassa (56)   Secretary               Serves at the discretion   Secretary of PIM-USA;        None
                                                   of board                   Senior Vice
                                                                              President-Legal of
                                                                              Pioneer; and
                                                                              Secretary/Clerk of most
                                                                              of PIM-USA's subsidiaries
                                                                              since October 2000;
                                                                              Secretary of all of the
                                                                              Pioneer Funds since
                                                                              September 2003 (Assistant
                                                                              Secretary from November
                                                                              2000 to September 2003);
                                                                              and Senior Counsel,
                                                                              Assistant Vice President
                                                                              and Director of Compliance
                                                                              of PIM-USA from April 1998
                                                                              through October 2000

Christopher J. Kelley (39) Assistant Secretary     Serves at the discretion   Assistant Vice President     None
                                                   of board                   and Senior Counsel of
                                                                              Pioneer since July 2002;
                                                                              Vice President and Senior
                                                                              Counsel of BISYS Fund
                                                                              Services, Inc. (April 2001
                                                                              to June 2002); Senior Vice
                                                                              President and Deputy
                                                                              General Counsel of Funds
                                                                              Distributor, Inc. (July
                                                                              2000 to April 2001; Vice
                                                                              President and Associate
                                                                              General Counsel from July
                                                                              1996 to July 2000);
                                                                              Assistant Secretary of all
                                                                              of the Pioneer Funds since
                                                                              September 2003

David C. Phelan (46)       Assistant Secretary     Serves at the discretion   Partner, Hale and Dorr       None
                                                   of board                   LLP; Assistant Secretary
                                                                              of all of the Pioneer
                                                                              Funds since September 2003

Vincent Nave (58)          Treasurer               Serves at the discretion   Vice President-Fund          None
                                                   of board                   Accounting, Administration
                                                                              and Custody Services of
                                                                              Pioneer (Manager from
                                                                              September 1996 to
                                                                              February 1999); and
                                                                              Treasurer of all of the
                                                                              Pioneer Funds (Assistant
                                                                              Treasurer from June 1999
                                                                              to November 2000)

Luis I. Presutti (38)      Assistant Treasurer     Serves at the discretion   Assistant Vice               None
                                                   of board                   President-Fund
                                                                              Accounting,
                                                                              Administration and
                                                                              Custody Services of
                                                                              Pioneer (Fund Accounting
                                                                              Manager from 1994 to
                                                                              1999); and Assistant
                                                                              Treasurer of all of the
                                                                              Pioneer Funds since
                                                                              November 2000

                           POSITION HELD           TERM OF OFFICE AND LENGTH  PRINCIPAL OCCUPATION DURING  OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE FUND           OF SERVICE                 PAST FIVE YEARS              HELD BY THIS OFFICER
Gary Sullivan (45)         Assistant Treasurer     Serves at the discretion   Fund Accounting              None
                                                   of board                   Manager-Fund Accounting,
                                                                              Administration and
                                                                              Custody Services of
                                                                              Pioneer; and Assistant
                                                                              Treasurer of all of the
                                                                              Pioneer Funds since
                                                                              May 2002

Katharine Kim Sullivan     Assistant Treasurer     Serves at the discretion   Fund Administration          None
(30)                                               of board.                  Manager-Fund Accounting,
                                                                              Administration and Custody
                                                                              Services since June 2003;
                                                                              Assistant Vice
                                                                              President-Mutual Fund
                                                                              Operations of State Street
                                                                              Corporation from June 2002
                                                                              to June 2003 (formerly
                                                                              Deutsche Bank Asset
                                                                              Management); Pioneer Fund
                                                                              Accounting, Administration
                                                                              and Custody Services (Fund
                                                                              Accounting Manager from
                                                                              August 1999 to May 2002,
                                                                              Fund Accounting Services
                                                                              Supervisor from 1997 to
                                                                              July 1999); Assistant
                                                                              Treasurer of all of the
                                                                              Pioneer Funds since
                                                                              September 2003

                            THIS PAGE FOR YOUR NOTES.

                            THIS PAGE FOR YOUR NOTES.

[PIONEER INVESTMENTS(R) LOGO]

                                                                   14695-00-0204

[PIONEER INVESTMENTS(R) LOGO]


PIONEER VARIABLE CONTRACTS TRUST

PIONEER EMERGING MARKETS VCT PORTFOLIO -- CLASS II SHARES


ANNUAL REPORT

DECEMBER 31, 2003

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer Emerging Markets VCT Portfolio

   Portfolio and Performance Update                                    2

   Portfolio Management Discussion                                     3

   Schedule of Investments                                             4

   Financial Statements                                                9

   Notes to Financial Statements                                      13

   Report of Independent Auditors                                     17

   Trustees, Officers and Service Providers                           18

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/03

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

International Common Stocks                         59.5%
Depositary Receipts for International Stocks        24.5%
Temporary Cash Investment                            7.6%
U.S. Common Stocks                                   5.5%
International Preferred Stocks                       2.9%

[CHART]

GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)

South Korea                                         15.2%
Brazil                                              13.2%
India                                               13.0%
Taiwan                                               9.3%
South Africa                                         7.4%
Thailand                                             6.1%
Russia                                               5.5%
Turkey                                               4.3%
Chile                                                3.4%
Indonesia                                            2.8%
Malaysia                                             2.8%
People's Republic of China                           2.5%
Hong Kong                                            2.2%
Mexico                                               2.2%
Hungary                                              1.8%
Peru                                                 1.8%
Singapore                                            1.5%
Israel                                               1.2%
Poland                                               1.2%
Other (individually less than 1%)                    2.6%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. Petrobras Brasiliero SA (A.D.R.)              2.46%
   2. Samsung Electronics Co.                       2.01
   3. Compania de Minas Buenaventura SA             1.76
   4. Lukoil Holding (A.D.R.)                       1.67
   5. Anglo American Plc                            1.59

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

PRICES AND DISTRIBUTIONS

                                                         12/31/03       12/31/02
Net Asset Value per Share                                $  17.26       $  10.98

DISTRIBUTIONS PER SHARE                          SHORT-TERM        LONG-TERM
(1/1/03 - 12/31/03)               DIVIDENDS      CAPITAL GAINS     CAPITAL GAINS
                                  $  0.0462      $   -             $   -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER EMERGING MARKETS VCT PORTFOLIO at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

             PIONEER EMERGING MARKETS VCT PORTFOLIO*      MSCI EMERGING MARKETS FREE INDEX
10/31/98                                    $ 10,000                              $ 10,000
                                            $ 10,486                              $ 10,675
12/31/99                                    $ 18,695                              $ 17,766
                                            $ 12,317                              $ 12,330
12/31/2001                                  $ 11,410                              $ 12,037
                                            $ 11,247                              $ 11,315
12/31/2003                                  $ 17,756                              $ 15,735

The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 679 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

AVERAGE ANNUAL TOTAL RETURNS+
(As of December 31, 2003)

NET ASSET VALUE*

Life-of-Class                   11.75%
(10/30/98)
5 Years                         11.11%
1 Year                          57.87%

All total returns shown assume reinvestment of distributions at net asset value.

+ The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fees of Class II shares.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/03

For the 12 months ended December 31, 2003, Pioneer Emerging Markets VCT Portfolio's Class II shares delivered a total return at net asset value of 57.87%. Over the same time period, the MSCI Emerging Markets Free Index had a total return of 56.28%.

In the following discussion, Mark Madden, portfolio manager of the Pioneer Emerging Markets VCT Portfolio, addresses the factors impacting the Portfolio's performance and the outlook for the emerging markets.

Q: WHAT FACTORS INFLUENCED THE PERFORMANCE OF EMERGING MARKETS IN THE 12 MONTHS
   ENDED DECEMBER 31, 2003?

A: After a slow start, emerging markets delivered strong returns this year as a result of accelerating economic growth, attractive stock valuations, strong commodity prices and low interest rates. Equity markets were weak in the first quarter of the year due to concerns relating to the impending war in Iraq and the spread of SARS. Markets began to turn around in April as the war in Iraq proceeded better than expected and the spread of SARS was contained. Equity markets across Asia and Latin America were among the best performing this year, in part because their economies were expected to be among the fastest growing in the world. Valuations in emerging markets are still attractive relative to developed markets and continue to attract global capital. Many emerging market countries are significant exporters of commodities, so rising commodity prices have led to increasing trade surpluses and increasing corporate profitability. As in the developed economies of the United States, Europe and Japan, low interest rates are prevalent in most emerging markets. In some countries that still have high interest rates, such as Brazil and Turkey, inflation and borrowing rates are declining, which we believe will lead to increased local investment in equity markets.

   Over the last 12 months, the total return for the Portfolio surpassed the benchmark MSCI Emerging Markets Free Index primarily due to good stock selection in India and South Korea and to our emphasis on Brazil. In India, we have been finding a large number of stocks with attractive valuations and strong growth prospects, particularly in the banking and industrial sectors. In South Korea, our positions in shipping and shipbuilding companies did very well as a result of increasing trade, tight shipping capacity, and rapidly increasing freight rates. In Brazil, we owned companies that benefited from lower borrowing costs, a stronger currency and rising domestic consumer demand.

Q. WHERE ARE YOU FINDING ATTRACTIVE OPPORTUNITIES IN EMERGING MARKETS?

A: In our last annual report, we noted that we were particularly optimistic about the prospects for India, Brazil and Turkey. In the last 12 months, India and Brazil have delivered outstanding returns in the portfolio. Turkey also showed strong positive returns, although its proximity to Iraq has made for more volatile equity prices. In all three countries we continue to see positive trends and, therefore, we have maintained our heavy positions. In India, growth trends remain strong and valuations are still attractive. In Brazil, pent up domestic demand appears to be accelerating. And in Turkey, the investment climate seems increasingly attractive as the government attempts to steer the country toward membership in the European Union.

   As for sectors, we like the financial sector, which should see improved growth and profitability due to stronger economic growth and potentially higher interest rates. We are less optimistic on the technology sector, where we do not believe stronger demand can be sustained. Technology stock valuations are expensive relative to other sectors, profit margins continue to be under pressure, and a weaker dollar may further erode profit margins of emerging markets firms that export most of their production to the United States.

Q: WHAT IS YOUR OUTLOOK?

A: Emerging markets have significantly outperformed the S&P 500 Index and the MSCI World Index over the last three years. We continue to be optimistic about the prospects for emerging markets because the same positive trends that have led to this good performance are still in place. We expect some correction in the coming year, but we also are optimistic that the fundamentals of most of the emerging market economies are in a multi-year upswing and that equity returns will be attractive in absolute terms as well as relative to the developed equity markets. Stock valuations in emerging markets are less expensive than developed markets while economic growth rates of developing countries are higher than developed markets. In addition, many companies in emerging markets are gaining global market share by delivering quality products and services at very competitive prices. The main risk to these investments relates to the potential for the current upswing in global growth to falter. On the other hand, if growth is too strong, inflation may accelerate leading to higher interest rates and lower stock valuations. We do expect volatility in emerging markets to remain high but we tend to view that volatility as an opportunity to acquire stocks with strong long-term prospects at attractive prices.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

[SIDENOTE]

Investing in emerging markets carries its own set of risks, including but not limited to currency fluctuations and social and economic instability. However, we feel confident that the long-term prospects invite serious consideration.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/03

        SHARES                                                                    VALUE
                 PREFERRED STOCKS - 3.1%
                 MATERIALS - 0.4%
                 DIVERSIFIED METALS & MINING - 0.4%
       259,000   Caemi Mineracao E Metalurgia SA*                        $      113,817
                                                                         --------------
                 TOTAL MATERIALS                                         $      113,817
                                                                         --------------

                 CAPITAL GOODS - 0.4%
                 AEROSPACE & DEFENSE - 0.4%
         4,100   Embraer Aircraft Corp. (A.D.R.)                         $      143,623
                                                                         --------------
                 TOTAL CAPITAL GOODS                                     $      143,623
                                                                         --------------

                 BANKS - 0.7%
                 DIVERSIFIED BANKS - 0.7%
     2,541,700   Banco Itau Holding Financeira                           $      252,411
                                                                         --------------
                 TOTAL BANKS                                             $      252,411
                                                                         --------------

                 TELECOMMUNICATION SERVICES - 1.1%
                 INTEGRATED TELECOMMUNICATIONS SERVICES - 0.7%
        16,401   Tele Norte Leste Participacoes (A.D.R.)                 $      253,067
                                                                         --------------

                 WIRELESS TELECOMMUNICATIONS SERVICES - 0.4%
         4,200   Telemig Celular Participacoes (A.D.R.)                  $      134,820
                                                                         --------------
                 TOTAL TELECOMMUNICATION SERVICES                        $      387,887
                                                                         --------------

                 UTILITIES - 0.5%
                 ELECTRIC UTILITIES - 0.5%
        23,100   Centrais Electricas Brasileiras SA (A.D.R.)             $      178,153
                                                                         --------------
                 TOTAL UTILITIES                                         $      178,153
                                                                         --------------
                 TOTAL PREFERRED STOCKS
                 (Cost $622,427)                                         $    1,075,891
                                                                         --------------

                 COMMON STOCKS - 95.5%
                 ENERGY - 13.1%
                 INTEGRATED OIL & GAS - 8.5%
       104,000   CNOOC, Ltd.                                             $      203,613
        63,500   Gas Authority Of India, Ltd.                                   363,346
         6,180   Lukoil Holding (A.D.R.)                                        576,285
        31,700   Petrobras Brasileiro SA Petrobras (A.D.R.)                     845,122
         3,400   Sibneft (A.D.R.)                                                97,128
        12,800   Surgutneftegaz (A.D.R.)                                        374,400
    17,852,550   Tupras-Turkiye Petrol Rafinerileri AS                          148,718
         8,300   Yukos                                                          360,013
                                                                         --------------
                                                                         $    2,968,625
                                                                         --------------

                 OIL & GAS EXPLORATION & PRODUCTION - 2.5%
       393,000   China Petroleum & Chemical                              $      175,904
         6,100   Mol Magyar Olaj                                                185,271
       111,500   PTT Public Co., Ltd.                                           520,601
                                                                         --------------
                                                                         $      881,776
                                                                         --------------

                 OIL & GAS REFINING MARKETING &
                 TRANSPORTATION - 2.1%
        19,000   Bharat Petroleum Corp., Ltd.                            $      188,016
        12,900   Hindustan Petroleum*                                           124,038
         7,400   Polski Koncern Nafto (G.D.R.)                                   99,530
         9,700   S-OIL Corp.                                                    227,948
         2,120   TelecomAsia Corp. Public Co., Ltd.*                             70,638
                                                                         --------------
                                                                         $      710,170
                                                                         --------------
                 TOTAL ENERGY                                            $    4,560,571
                                                                         --------------

                 MATERIALS - 16.8%
                 ALUMINUM - 0.4%
       102,000   Aluminum Corporation of China, Ltd.                     $       77,514
         1,600   Hindalco Industries, Ltd.                                       49,523
                                                                         --------------
                                                                         $      127,037
                                                                         --------------

                 COMMODITY CHEMICALS - 1.8%
         4,769   Daelim Industrial Co.                                   $      168,106
         8,300   Reliance Industries, Ltd. (144A)                               260,180
    14,621,200   Ultrapar Participacoes SA                                      188,659
                                                                         --------------
                                                                         $      616,945
                                                                         --------------

                 CONSTRUCTION MATERIALS - 1.2%
         3,300   Asia Cement Co., Ltd.                                   $       96,383
    29,013,250   Akcansa Cimento AS                                              83,146
        14,400   Siam City Cement Co., Ltd.                                      82,862
        17,900   Siam Cement Co., Ltd.                                          124,687
         2,932   Suez Cement Co. (G.D.R.)*                                       19,791
                                                                         --------------
                                                                         $      406,869
                                                                         --------------

                 DIVERSIFIED CHEMICALS - 0.7%
           200   Israel Chemicals, Ltd.                                  $          284
         2,300   LG Chemicals, Ltd.                                             106,169
       258,360   Sinopac Holdings Co.                                           130,892
                                                                         --------------
                                                                         $      237,345
                                                                         --------------

                 DIVERSIFIED METALS & MINING - 3.3%
         4,900   Antofagasta Plc                                         $       92,183
         9,700   Companhia Vale do Rio Doce (A.D.R.)                            499,647
         3,900   Industrias Penoles                                              17,354
        17,200   KGHM Polska Miedz SA*                                          120,718
         4,300   Norilsk Nickel                                                 287,025
       149,000   Yanzhou Coal Mining (Class H)                                  150,655
                                                                         --------------
                                                                         $    1,167,582
                                                                         --------------

                 GOLD - 0.3%
        14,100   IAMGOLD Corp.                                           $       97,854
                                                                         --------------

                 PAPER PACKAGING - 0.2%
       116,000   Lee & Man Paper Manufacturing*                          $       91,889
                                                                         --------------

                 PAPER PRODUCTS - 0.5%
         4,770   Aracruz Cellulose SA (A.D.R.)                           $      167,141
                                                                         --------------

   The accompanying notes are an integral part of these financial statements.

        SHARES                                                                    VALUE
                 PRECIOUS METALS & MINERALS - 5.5%
        25,400   Anglo American Plc                                      $      545,873
         1,750   Anglogold, Ltd.                                                 82,195
        11,500   Anglogold, Ltd. (A.D.R.)                                       537,050
        21,400   Compania de Minas Buenaventura SA                              605,192
         5,100   Gold Fields, Ltd. (A.D.R.)                                      71,094
         5,300   Gold Fields, Ltd.                                               75,832
                                                                         --------------
                                                                         $    1,917,236
                                                                         --------------

                 SPECIALTY CHEMICALS - 0.9%
        80,662   Formosa Plastic Corp.*                                  $      133,051
       127,411   Nan Ya Plastics Corp.*                                         183,892
                                                                         --------------
                                                                         $      316,943
                                                                         --------------

                 STEEL - 2.0%
       102,106   China Steel Corp., Ltd.*                                $       84,813
        13,200   Pohang Iron & Steel Co., Ltd. (A.D.R.)                         448,404
        16,800   Remgro, Ltd.                                                   177,421
                                                                         --------------
                                                                         $      710,638
                                                                         --------------
                 TOTAL MATERIALS                                         $    5,857,479
                                                                         --------------

                 CAPITAL GOODS - 2.5%
                 BUILDING PRODUCTS - 0.5%
         7,800   Daewoo Heavy Industries &
                 Machinery, Ltd.*                                        $      100,159
         1,900   Hanil Cement Co., Ltd.                                          97,910
                                                                         --------------
                                                                         $      198,069
                                                                         --------------

                 CONSTUCTION & ENGINEERING - 0.7%
       119,000   CTCI Corp.*                                             $       96,392
     2,386,626   Enka Insaat VE Sanayi AS                                        62,023
         5,700   LG Construction, Ltd.                                           85,392
                                                                         --------------
                                                                         $      243,807
                                                                         --------------

                 ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%
        14,900   Bharat Heavy Electricals (Demat Shares)                 $      166,340
                                                                         --------------

                 INDUSTRIAL CONGLOMERATES - 0.2%
        56,000   China Resources Enterprise, Ltd.                        $       63,474
                                                                         --------------

                 INDUSTRIAL MACHINERY - 0.6%
       187,000   Yungtay Engineering Co, Ltd.*                           $      115,670
        12,200   Daewoo Heavy Industries &
                 Machinery, Ltd.*                                                99,935
                                                                         --------------
                                                                         $      215,605
                                                                         --------------
                 TOTAL CAPITAL GOODS                                     $      887,295
                                                                         --------------

                 COMMERCIAL SERVICES & SUPPLIES - 0.5%
                 DIVERSIFIED COMMERCIAL SERVICES - 0.5%
         3,951   Bidbee Group, Ltd.*                                     $       20,686
        22,356   Bidvest Group, Ltd.                                            167,208
                                                                         --------------
                 TOTAL COMMERCIAL SERVICES &
                 SUPPLIES                                                $      187,894
                                                                         --------------

                 TRANSPORTATION - 1.7%
                 MARINE - 1.5%
       109,140   Evergreen Marine Corp.*                                 $       95,156
         5,273   Hanjin Shipping Co., Ltd.                                       97,804
        25,880   Hyundai Merchant Marine Co.*                                   215,033
        19,800   Samsung Heavy Industries Co., Ltd.                             109,511
                                                                         --------------
                                                                         $      517,504
                                                                         --------------

                 RAILROADS - 0.2%
        23,000   Malaysia International Shipping Bhd                     $       69,605
                                                                         --------------
                 TOTAL TRANSPORTATION                                    $      587,109
                                                                         --------------

                 AUTOMOBILES & COMPONENTS - 3.8%
                 AUTO PARTS & EQUIPMENT - 0.8%
         3,300   Hyundai Mobis                                           $      177,533
        28,600   Jardine Cycle & Carriage, Ltd.                                  97,674
                                                                         --------------
                                                                         $      275,207
                                                                         --------------

                 AUTOMOBILE MANUFACTURERS - 3.0%
        14,000   Edaran Otomobile Nasional Bhd.                          $       28,737
        14,000   Great Wall Holdings Co., Ltd.*                                  29,844
         6,430   Hyundai Heavy Industries*                                      202,371
         4,000   Hyundai Motor Co., Ltd.                                        169,534
         7,100   Kia Motors                                                      64,952
    16,388,300   Koc Holdings AS*                                               278,875
        99,153   PT Astra Internatiional                                         58,862
        65,800   Sime Darby Bhd                                                  90,042
        13,999   Tata Motors                                                    139,159
                                                                         --------------
                                                                         $    1,062,376
                                                                         --------------
                 TOTAL AUTOMOBILES & COMPONENTS                          $    1,337,583
                                                                         --------------

                 CONSUMER DURABLES & APPAREL - 1.2%
                 FOOTWEAR - 0.4%
       512,000   Symphony Holdings, Ltd.                                 $      143,436
                                                                         --------------

                 HOMEBUILDING - 0.2%
       563,500   Ayala Land, Inc.                                        $       61,912
                                                                         --------------

                 LEISURE PRODUCTS - 0.6%
         3,595   Bajaj Auto, Ltd. (Demat Shares)                         $       89,863
       104,200   Berjaya Sports Toto Bhd                                        111,329
                                                                         --------------
                                                                         $      201,192
                                                                         --------------
                 TOTAL CONSUMER DURABLES & APPAREL                       $      406,540
                                                                         --------------

                 HOTELS, RESTAURANTS & LEISURE - 0.2%
                 RESTAURANTS - 0.2%
        59,500   Kentucky Fried Chicken Bhd                              $       69,208
                                                                         --------------
                 TOTAL HOTELS, RESTAURANTS & LEISURE                     $       69,208
                                                                         --------------

                 MEDIA - 1.6%
                 BROADCASTING & CABLE TV - 0.9%
        10,700   BEC World Public Co., Ltd.                              $       61,031
       342,700   United Broadcasting Corp., Plc                                 246,500
                                                                         --------------
                                                                         $      307,531
                                                                         --------------

                 MOVIES & ENTERTAINMENT - 0.4%
       322,800   Grammy Enterainment Plc*                                $      162,938
                                                                         --------------

   The accompanying notes are an integral part of these financial statements.

        SHARES                                                                    VALUE
                 PUBLISHING - 0.3%
        16,631   Naspers, Ltd.                                           $      104,113
                                                                         --------------
                 TOTAL MEDIA                                             $      574,582
                                                                         --------------

                 RETAILING - 0.5%
                 GENERAL MERCHANDISE STORES - 0.5%
       414,800   Global Green Tech Group                                 $       71,059
         2,200   LG Home Shopping                                               111,154
                                                                         --------------
                                                                         $      182,213
                                                                         --------------
                 TOTAL RETAILING                                         $      182,213
                                                                         --------------

                 FOOD & DRUG RETAILING - 2.9%
                 FOOD DISTRIBUTORS - 0.7%
        10,900   Compania Cervecerias Unidas SA                          $      234,350
                                                                         --------------

                 FOOD RETAIL - 2.2%
        12,500   Brasil Distributor Pao Acu (A.D.R.)                     $      314,375
         3,280   CJ Corp.                                                       170,951
         5,700   Distribucion y Servicio D&A SA                                 117,762
     5,961,200   Migros Turk T.A.S.                                              85,312
       410,800   PT Indofood Sukses Makmur Tbk                                   39,019
         5,000   Tiger Brands, Ltd.                                              59,087
                                                                         --------------
                                                                         $      786,506
                                                                         --------------
                 TOTAL FOOD & DRUG RETAILING                             $    1,020,856
                                                                         --------------

                 FOOD, BEVERAGE & TOBACCO - 4.0%
                 AGRICULTURAL PRODUCTS - 0.5%
        39,800   IOI Corp., Bhd                                          $       80,647
        25,000   Makhteshim-Agan Industries, Ltd.*                               94,013
                                                                         --------------
                                                                         $      174,660
                                                                         --------------

                 DISTILLERS & VINTNERS - 1.2%
     3,575,700   Andalou efes Biracilik VE                               $       45,062
        10,200   Companhia de Bebidas PR (A.D.R.)                               260,202
        44,000   Grupo Modelo SA de CV                                          105,335
                                                                         --------------
                                                                         $      410,599
                                                                         --------------

                 SOFT DRINKS - 1.3%
        16,000   Embotelladora Andina SA (A.D.R.)                        $      168,000
         1,800   Fomento Economico Mexicano SA de CV                             66,384
        14,140   Fraser & Neave, Ltd.                                           104,907
       140,600   Sermsuk Public Co., Ltd.                                       110,890
                                                                         --------------
                                                                         $      450,181
                                                                         --------------

                 TOBACCO - 1.0%
        15,000   British American Tabacco (Malaysia) Bhd                 $      171,711
        63,200   PT Gudang Garam Public Co., Ltd.                               102,050
       186,500   PT Hanjaya Mandala Sampoerna Tbk                                99,090
                                                                         --------------
                                                                         $      372,851
                                                                         --------------
                 TOTAL FOOD, BEVERAGE & TOBACCO                          $    1,408,291
                                                                         --------------

                 HOUSEHOLD & PERSONAL PRODUCTS - 0.6%
                 HOUSEHOLD PRODUCTS - 0.6%
         3,600   LG Household & Health Care, Ltd.*                       $       93,966
    23,183,610   Arcelik A.S.                                                   128,752
                                                                         --------------
                                                                         $      222,718
                                                                         --------------
                 TOTAL HOUSEHOLD & PERSONAL
                 PRODUCTS                                                $      222,718
                                                                         --------------

                 HEALTH CARE EQUIPMENT & SERVICES - 0.8%
                 HEALTH CARE DISTRIBUTORS - 0.8%
         4,630   Teva Pharmaceutical Industries, Ltd.                    $      262,567
                                                                         --------------
                 TOTAL HEALTH CARE EQUIPMENT &
                 SERVICES                                                $      262,567
                                                                         --------------

                 PHARMACEUTICALS & BIOTECHNOLOGY - 2.2%
                 BIOTECHNOLOGY - 0.7%
       230,000   Global Bio-chem
                 Technology Group Co., Ltd.*                             $      142,199
         3,400   Dr. Reddy's Laboratories (A.D.R.)                              107,610
                                                                         --------------
                                                                         $      249,809
                                                                         --------------

                 PHARMACEUTICALS - 1.5%
        19,400   Aurobindo Pharma, Ltd.                                  $      183,085
         1,475   Gideon Richter (G.D.R)                                         174,050
         6,260   Ranbaxy Laboratories, Ltd.                                     151,093
                                                                         --------------
                                                                         $      508,228
                                                                         --------------
                 TOTAL PHARMACEUTICALS &
                 BIOTECHNOLOGY                                           $      758,037
                                                                         --------------

                 BANKS - 15.1%
                 DIVERSIFIED BANKS - 15.1%
    19,689,800   Akbank T.A.S.                                           $      103,040
        10,744   Banco Bradesco SA                                              283,749
    25,600,000   Banco do Brasil SA*                                            212,595
         3,303   Banco Santiago                                                  78,545
        12,700   Bangkok Bank, Ltd. (Foreign Shares)*                            36,860
        90,000   Bank of Baroda                                                 462,659
         4,181   Bank Zachodni                                                   84,785
       131,500   Canara Bank, Ltd.                                              394,211
       236,960   Chinatrust Financial Holding Co., Ltd.*                        238,007
        16,800   Commercial International Bank*                                  59,951
         5,500   Hana Bank*                                                     101,553
        25,300   Jammu & Kashmir Bank, Ltd.                                     212,409
       124,100   Kasikornbank*                                                  219,244
         1,900   Kookmin Bank                                                    71,200
           900   Kookmin Bank (A.D.R.)                                           34,056
        58,700   Malayan Banking Bhd                                            149,067
         9,500   MISR International                                              16,388
       342,300   National Finance Public Co., Ltd.                              144,272
        58,700   Oriental Bank of Commerce*                                     330,784
         7,100   OTP Bank Rt*                                                    91,345
       204,600   PT Bank Central Asia Tbk                                        80,771
     1,620,576   PT Lippo Bank*                                                  86,585
        75,312   Public Bank Bhd (Foreign)                                       61,439
        86,000   Punjab National Bank                                           456,178
        90,700   Siam Commercial Bank Plc (Foreign)*                            123,612
        24,400   Standard Bank Group, Ltd.                                      143,222
        16,200   State Bank of India                                            191,730
         2,000   State Bank of India (G.D.R.)                                    66,750
    40,130,800   Turkiye Garanti Bankasi AS*                                    117,149
    39,834,952   Turkiye Is Bankasi (Isbank)*                                   161,666

   The accompanying notes are an integral part of these financial statements.

        SHARES                                                                    VALUE
                 (BANKS - CONTINUED)
        10,500   Uniao de Bancos
                 Brasileiros SA (G.D.R.) (144A)                          $      260,190
       211,900   Vijaya Bank/India                                              195,367
                                                                         --------------
                 TOTAL BANKS                                             $    5,269,379
                                                                         --------------

                 DIVERSIFIED FINANCIALS - 5.8%
                 DIVERSIFIED FINANCIAL SERVICES - 5.8%
     3,955,000   Alarko Holding A.S.                                     $      105,598
     1,460,000   Bank Mandiri                                                   173,345
       492,344   China Development Financial*                                   240,734
        42,000   Citic Pacific, Ltd.                                            107,113
        78,300   FirstRand, Ltd.                                                104,359
       137,000   Fubon Group                                                    131,149
    36,327,666   Haci Omer Sabanci Holding AS                                   172,004
       118,200   Kiatnakin Finance Plc                                          126,038
         8,100   Koram Bank                                                      95,174
        78,000   MCL Ladn, Ltd.                                                  61,544
       293,900   Media Prima Bhd*                                               114,466
        92,157   Old Mutual Plc                                                 153,432
        72,166   RMB Holdings, Ltd.                                             141,091
        96,000   Sanlam, Ltd.                                                   125,940
       632,700   SM Prime Holdings                                               74,073
       102,500   TISCO Finance Public Co., Ltd.*                                 84,721
                                                                         --------------
                 TOTAL DIVERSIFIED FINANCIALS                            $    2,010,781
                                                                         --------------

                 INSURANCE - 1.2%
                 LIFE & HEALTH INSURANCE - 0.4%
         4,000   China Life Insurance Co. (A.D.R.)*                      $      131,880
                                                                         --------------

                 MULTI-LINE INSURANCE - 0.5%
         3,000   Samsung Fire & Marine Insurance                         $      172,472
                                                                         --------------

                 PROPERTY & CASUALTY INSURANCE - 0.3%
         7,900   Cathay Financial Holding Co., Ltd.,
                 (G.D.R.)(144A)*                                         $      118,500
                                                                         --------------
                 TOTAL INSURANCE                                         $      422,852
                                                                         --------------

                 REAL ESTATE - 0.6%
                 REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.6%
       274,000   Cathay Real Estate
                 Development Co., Ltd.*                                  $      102,498
       110,000   Marco Polo Developments, Ltd.                                  119,826
                                                                         --------------
                 TOTAL REAL ESTATE                                       $      222,324
                                                                         --------------

                 SOFTWARE & SERVICES - 0.7%
                 APPLICATION SOFTWARE - 0.7%
         4,300   Check Point Software Technologies, Ltd.*                $       72,326
         1,383   Infosys Technologies, Ltd.                                     169,112
                                                                         --------------
                 TOTAL SOFTWARE & SERVICES                               $      241,438
                                                                         --------------

                 TECHNOLOGY HARDWARE & EQUIPMENT - 5.7%
                 SEMICONDUCTORS - 1.8%
        32,800   Hon Hai Precision Industry*                             $      128,978
       257,440   Taiwan Semiconductor
                 Manufacturing Co.*                                             481,515
                                                                         --------------
                                                                         $      610,493
                                                                         --------------

                 COMMUNICATIONS EQUIPMENT - 0.7%
        12,140   Empresa Nacional De Telecom                             $       74,780
         9,600   Matav Rt (A.D.R.)                                              179,616
                                                                         --------------
                                                                         $      254,396
                                                                         --------------

                 COMPUTER HARDWARE - 0.4%
       109,160   Compal Electronics*                                     $      149,512
                                                                         --------------

                 COMPUTER STORAGE & PERIPHERALS - 0.5%
        70,400   Quanta Computer, Inc.*                                  $      173,149
                                                                         --------------

                 ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.1%
           770   Samsung Display Devices                                 $       90,797
       197,300   Varitronix International, Ltd.                                 195,680
        53,375   Asustek Computer, Inc.*                                        117,912
        98,455   Phoenixtec Power Co., Ltd.*                                    115,420
         2,450   LG Electronics, Inc.*                                          120,495
        32,150   Elec & Eltek International Co., Ltd.*                           84,233
                                                                         --------------
                                                                         $      724,537
                                                                         --------------

                 OFFICE ELECTRONICS - 0.2%
         5,700   Baiksan OPC Co.*                                        $       66,018
                                                                         --------------
                 TOTAL TECHNOLOGY HARDWARE &
                 EQUIPMENT                                               $    1,978,105
                                                                         --------------

                 SEMICONDUCTORS - 2.6%
         1,830   Samsung Electronics                                     $      692,681
       251,621   United Microelectronics Corp., Ltd.*                           215,675
                                                                         --------------
                 TOTAL SEMICONDUCTORS                                    $      908,356
                                                                         --------------

                 TELECOMMUNICATION SERVICES - 7.4%
                 ALTERNATE CARRIERS - 0.1%
        99,300   Singapore Post, Ltd.                                    $       40,637
                                                                         --------------

                 INTEGRATED TELECOMMUNICATION SERVICES - 3.6%
         4,200   Brasil Telecom Participacoes SA                         $      158,760
         4,900   Compania de Telephonos de
                 Chile SA (A.D.R.)                                               73,255
         8,900   PT Indosat Indonesian Satellite Corp.                          160,200
        12,500   KT Corp.                                                       238,375
        11,900   SPT Telecom AS                                                 135,412
         8,940   Telekomunik Indonesia SP (A.D.R.)                              146,795
         7,200   Telefonos de Mexico SA                                         237,816
        29,000   Telekomunikacja Polska SA                                      117,694
                                                                         --------------
                                                                         $    1,268,307
                                                                         --------------

   The accompanying notes are an integral part of these financial statements.

        SHARES                                                                    VALUE
                 WIRELESS TELECOMMUNICATION SERVICES - 3.7%
         2,100   China Mobile, Ltd.                                      $        6,451
       146,000   Taiwan Cellular Corp.*                                         126,863
        27,200   Advanced Service Co., Ltd. (Foreign)                            58,007
        12,400   America Movil, Inc. (A.D.R.)                                   339,016
        11,900   Mobinil-Egyptian Mobile Services                               145,753
        26,037   SK Telecom Co., Ltd.                                           485,590
        40,900   Venfin Ltd.                                                    128,480
                                                                         --------------
                                                                         $    1,290,160
                                                                         --------------
                 TOTAL TELECOMMUNICATION SERVICES                        $    2,599,104
                                                                         --------------

                 UTILITIES - 3.0%
                 ELECTRIC UTILITIES - 2.6%
         4,800   Cemig SA (A.D.R.)                                       $       88,320
        60,000   China Resources Power Holdings                                  28,015
        19,800   Copel, Inc. (A.D.R.)                                            94,446
       156,700   Empresa Nacional de Electricid S.A.*                            61,617
     2,549,735   Enersis SA*                                                    370,057
         6,400   Korea Electric Power Corp.                                     114,948
         4,360   Unified Energy System (G.D.R.)                                 119,079
                                                                         --------------
                                                                         $      876,482
                                                                         --------------

                 GAS UTILITIES - 0.2%
         3,200   Gazprom (A.D.R.)*                                       $       80,832
                                                                         --------------

                 WATER UTILITIES - 0.2%
         6,000   Cia Saneamento Basic de
                 Estado de Sao Paulo                                     $       83,400
                                                                         --------------
                 TOTAL UTILITIES                                         $    1,040,714
                                                                         --------------

                 CAPITAL GOODS - 0.3%
                 METAL FABRICATORS - 0.3%
         4,390   Korea Zinc Co.                                          $      115,615
                                                                         --------------
                 TOTAL CAPITAL GOODS                                     $      115,615
                                                                         --------------

                 COMMUNICATION - 0.4%
                 TELEPHONE - 0.4%
        43,200   Mahanagar Telephone (Demat Shares)                      $      130,739
                                                                         --------------
                 TOTAL COMMUNICATION                                     $      130,739
                                                                         --------------

                 CONSUMER STAPLES - 0.3%
                 RETAIL STORES (FOOD CHAINS) - 0.3%
       256,700   Metro Cash and Carry, Ltd.*                             $       94,156
                                                                         --------------
                 TOTAL CONSUMER STAPLES                                  $       94,156
                                                                         --------------

                 TOTAL COMMON STOCKS
                 (Cost $22,777,237)                                      $   33,356,506
                                                                         --------------

                 RIGHTS/WARRANTS - 0.0%
                 COMMERCIAL SERVICES & SUPPLIES - 0.0%
                 DIVERSIFIED COMMERCIAL SERVICES - 0.0%
         1,580   Bidbee Group, Ltd., 12/08/06*                           $           --
                                                                         --------------
                 TOTAL COMMERCIAL SERVICES &
                 SUPPLIES                                                $           --
                                                                         --------------

                 TELECOMMUNICATION SERVICES - 0.0%
                 INTEGRATED TELECOMMUNICATION SERVICES - 0.0%
        32,210   TelecomAsiaPublic Co., Ltd.
                 (Foreign Shares)*                                       $           --
                                                                         --------------
                 TOTAL TELECOMMUNICATION SERVICES                        $           --
                                                                         --------------
                 TOTAL RIGHTS/WARRANTS
                 (Cost $9,538)                                           $           --
                                                                         --------------

                 TEMPORARY CASH
                 INVESTMENTS - 8.1%
                 SECURITY LENDING COLLATERAL - 8.1%
     2,838,943   Securities Lending
                 Investment Fund, 1.02%                                  $    2,838,943
                                                                         --------------
                 TOTAL TEMPORARY
                 CASH INVESTMENTS
                 (Cost $2,838,943)                                       $    2,838,943
                                                                         --------------
                 TOTAL INVESTMENT IN
                 SECURITIES - 106.7%
                 (Cost $26,248,145)(a)                                   $   37,271,340
                                                                         --------------
                 OTHER ASSETS AND
                 LIABILITIES - (6.7)%                                    $   (2,335,622)
                                                                         --------------
                 TOTAL NET ASSETS - 100.0%                               $   34,935,718
                                                                         ==============

(A.D.R) American Depositary Receipt
(G.D.R) Global Depositary Receipt
*       Non-Income producing security
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2003, the value of these securities amounted to $638,870 or 1.83% of net assets.
(a) Distributions of investments by country of issue, as percentage of total equity holdings, (excluding temporary cash investments) is as follows:

        South Korea                                  15.2%
        Brazil                                       13.2
        India                                        13.0
        Taiwan                                        9.3
        South Africa                                  7.4
        Thailand                                      6.1
        Russia                                        5.5
        Turkey                                        4.3
        Chile                                         3.4
        Indonesia                                     2.8
        Malaysia                                      2.8
        People's Republic of China                    2.5
        Hong Kong                                     2.2
        Mexico                                        2.2
        Hungary                                       1.8
        Peru                                          1.8
        Singapore                                     1.5
        Israel                                        1.2
        Poland                                        1.2
        Other (Individually less than 1%)             2.6
                                                    -----
                                                    100.0%
                                                    =====

   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                                                                  5/1/00(a)
                                                                 YEAR ENDED      YEAR ENDED      YEAR ENDED         TO
CLASS II                                                          12/31/03        12/31/02        12/31/01        12/31/00
Net asset value, beginning of period                             $    10.98      $    11.19      $    12.08      $    18.02
                                                                 ----------      ----------      ----------      ----------
Increase (decrease) from investment operations:
   Net investment income                                         $     0.12      $     0.02      $     0.09      $    (0.02)
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                                 6.21           (0.17)          (0.98)          (5.59)
                                                                 ----------      ----------      ----------      ----------
     Net increase (decrease) from investment operations          $     6.33      $    (0.15)     $    (0.89)     $    (5.61)
Distributions to shareholders:
   Net investment income                                              (0.05)          (0.06)             --              --
   Net realized gain                                                     --              --              --           (0.33)
                                                                 ----------      ----------      ----------      ----------
Net increase (decrease) in net asset value                       $     6.28      $    (0.21)     $    (0.89)     $    (5.94)
                                                                 ----------      ----------      ----------      ----------
Net asset value, end of period                                   $    17.26      $    10.98      $    11.19      $    12.08
                                                                 ----------      ----------      ----------      ----------
Total return*                                                         57.87%          (1.42)%         (7.37)%        (31.65)%
Ratio of net expenses to average net assets+                           1.99%           1.99%           1.90%           2.11%**
Ratio of net investment income to average net assets+                  1.04%           0.28%           1.05%          (0.73)%**
Portfolio turnover rate                                                  79%            124%            175%            156%**
Net assets, end of period (in thousands)                         $   26,537      $    8,852      $    7,861      $    5,819
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                        2.65%           3.11%           4.12%           4.47%**
   Net investment income (loss)                                        0.38%          (0.84)%         (1.17)%         (3.09)%**
Ratios with waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                        1.99%           1.99%           1.90%           2.09%**
   Net investment income (loss)                                        1.04%           0.28%           1.05%          (0.71)%**

(a) Class 2 shares were first publicly offered on May 1, 2000.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)
** Annualized.
+  Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF ASSETS AND LIABILITIES

                                                                                       PIONEER
                                                                                      EMERGING
                                                                                       MARKETS
                                                                                    VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (including securities loaned of $2,719,788)
   (Cost $26,248,145)                                                               $  37,271,340
  Cash                                                                                    833,181
  Cash held as collateral for furtures contracts                                                -
  Futures collateral                                                                            -
  Foreign currencies, at value (Cost $33,892)                                              34,920
  Receivables -
   Investment securities sold                                                              95,011
   Fund shares sold                                                                         9,610
   Variation margin                                                                             -
   Dividends, interest and foreign taxes withheld                                         122,043
   Forward foreign currency settlement contracts, net                                           -
   Forward foreign currency portfolio hedge contracts, open - net                               -
   Due from Pioneer Investment Management, Inc.                                                 -
  Other                                                                                     5,038
                                                                                    -------------
      Total assets                                                                  $  38,371,143
                                                                                    -------------

LIABILITIES:
  Payables -
   Investment securities purchased                                                  $      30,015
   Fund shares repurchased                                                                 52,858
   Dividends                                                                                  703
   Upon return of securities loaned                                                     2,838,943
   Variation Margin                                                                             -
   Forward foreign currency settlement contracts, net                                         951
   Forward foreign currency portfolio hedge contracts, net                                      -
  Reserve for repatriation taxes                                                          383,641
  Due to bank                                                                                   -
  Due to affiliates                                                                        42,868
  Accrued expenses                                                                         83,984
  Other                                                                                     1,462
                                                                                    -------------
      Total liabilities                                                             $   3,435,425
                                                                                    -------------

NET ASSETS:
  Paid-in capital                                                                   $  32,214,569
  Accumulated net investment income (loss)                                                198,789
  Accumulated undistributed net realized gain (loss)                                   (8,120,086
  Net unrealized gain (loss) on:
   Investments                                                                         10,639,554
   Futures contracts                                                                            -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                      2,892
                                                                                    -------------
      Total net assets                                                              $  34,935,718
                                                                                    -------------

NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
   Net assets                                                                       $   8,398,731
  Shares outstanding                                                                      483,442
                                                                                    -------------
   Net asset value per share                                                        $       17.37
  CLASS II:
  (Unlimited number of shares authorized)
   Net assets                                                                       $  26,536,987
  Shares outstanding                                                                    1,537,324
                                                                                    -------------
   Net asset value per share                                                        $       17.26

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

                                                                                       PIONEER
                                                                                      EMERGING
                                                                                       MARKETS
                                                                                    VCT PORTFOLIO

                                                                                        YEAR
                                                                                        ENDED
                                                                                      12/31/03
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $95,365)                              $     694,081
  Interest (net of foreign taxes withheld of $34)                                           3,740
  Income on securities loaned, net                                                          2,841
  Other                                                                                         -
                                                                                    -------------
        Total investment income                                                     $     700,662
                                                                                    -------------

EXPENSES:
  Management fees                                                                   $     261,882
  Transfer agent fees                                                                       3,019
  Distribution fees (Class II)                                                             41,094
  Administrative fees                                                                      37,500
  Custodian fees                                                                          165,770
  Professional fees                                                                        58,402
  Printing                                                                                 19,664
  Fees and expenses of nonaffiliated trustees                                                  13
  Miscellaneous                                                                             7,503
                                                                                    -------------
     Total expenses                                                                 $     594,847
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                             (156,563)
                                                                                    -------------
     Net expenses                                                                   $     438,284
                                                                                    -------------
        Net investment income (loss)                                                $     262,378
                                                                                    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                                      $   1,273,697
   Futures contracts                                                                            -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                    (86,033)
                                                                                    -------------
                                                                                    $   1,187,664
                                                                                    -------------
  Change in net unrealized gain or (loss) from:
   Investments (the change in reserve for repatriation taxes of $383,641)           $  10,446,858
   Futures contracts                                                                            -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                      2,622
                                                                                    -------------
                                                                                    $  10,449,480
                                                                                    -------------
  Net gain (loss) on investments, futures contracts and foreign currency
   transactions                                                                     $  11,637,144
                                                                                    =============
  Net increase (decrease) in net assets resulting from operations                   $  11,899,522
                                                                                    =============

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             PIONEER EMERGING
                                                                                           MARKETS VCT PORTFOLIO

                                                                                           YEAR             YEAR
                                                                                           ENDED            ENDED
                                                                                         12/31/03         12/31/02
FROM OPERATIONS:
Net investment income (loss)                                                           $    262,378     $     72,830
Net realized gain (loss) on investments                                                   1,187,664         (878,970)
Change in net unrealized gain or loss on
   investments, futures contracts and
   foreign currency transactions                                                         10,449,480          220,065
                                                                                       ------------     ------------
     Net increase (decrease) in net assets
       resulting from operations                                                       $ 11,899,522         (586,075)
                                                                                       ------------     ------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                                             $    (25,889)    $    (59,364)
   Class II                                                                                 (60,429)         (40,352)
Net realized gain
   Class I                                                                                        -                -
   Class II                                                                                       -                -
Tax return of capital
   Class I                                                                                        -                -
   Class II                                                                                       -                -
                                                                                       ------------     ------------
     Total distributions to shareowners                                                $    (86,319)    $    (99,716)
                                                                                       ------------     ------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                       $ 16,360,576     $ 10,385,105
Reinvestment of distributions                                                                85,767           99,013
Cost of shares repurchased                                                               (8,062,148)      (9,817,734)
                                                                                       ------------     ------------

   Net increase (decrease) in net assets
     resulting from fund share transactions                                            $  8,384,195     $    666,384
                                                                                       ------------     ------------
   Net increase (decrease) in net assets                                               $ 20,197,398     $    (19,407)
                                                                                       ------------     ------------

NET ASSETS:
Beginning of year                                                                        14,738,320       14,757,727
                                                                                       ------------     ------------
End of year                                                                            $ 34,935,718     $ 14,738,320
                                                                                       ============     ============
Accumulated undistributed/(distributions in excess of) net investment income (loss)    $    198,789     $     55,545
                                                                                       ============     ============

   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS VCT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS 12/31/03

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer Emerging Markets Portfolio (the Portfolio) is a Portfolio of the Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of sixteen separate portfolios fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The investment objective of Emerging Markets VCT Portfolio is to seek long-term capital growth.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION
   Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

   The Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts.

B. FOREIGN CURRENCY TRANSLATION
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. FORWARD FOREIGN CURRENCY CONTRACTS
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

D. TAXES
   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2003, no such taxes were paid.

   In determining the daily net asset value, the Portfolio estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for taxes on capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding year of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. The estimated reserve for taxes on repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding year of such investments and the related tax rates and other such factors. As of December 31, 2003, the Portfolio had $383,641 in reserves related to taxes on the repatriation of foreign currencies.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2003, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the Portfolio and are designed to present the Portfolios' capital accounts on a tax basis.

                                      ACCUMULATED NET         ACCUMULATED
                                        INVESTMENT           REALIZED GAIN/
PORTFOLIO                              INCOME/(LOSS)             (LOSS)            PAID-IN CAPITAL
----------------------------------------------------------------------------------------------------
Emerging Markets Portfolio              $  (32,815)            $  32,815                $   -

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003, Emerging Markets VCT Portfolio had a capital loss carryforward of $7,611,017 of which the following amounts will expire between 2008 and 2010 if not utilized: $1,376,025 in 2008, $5,058,209 in 2009 and $1,176,783 in 2010.

   The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

                                               PIONEER           PIONEER
                                              EMERGING          EMERGING
                                               MARKETS           MARKETS
                                            VCT PORTFOLIO     VCT PORTFOLIO
                                                2003              2002
-----------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                             $      86,319     $      99,716
Long-Term capital gain                                  -                 -
                                            -------------     -------------
                                            $      86,319     $      99,716
Return of Capital                                       -                 -
                                            -------------     -------------
   Total distributions                      $      86,319     $      99,716
                                            -------------     -------------

DISTRIBUTABLE EARNINGS
   (ACCUMULATED LOSSES):
Undistributed ordinary income               $     261,372
Undistributed long-term gain/
   (Capital loss carryforward)                 (7,611,017)
Unrealized appreciation (depreciation)         10,070,794
                                            -------------
   Total                                    $   2,721,149
                                            =============

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

E. PORTFOLIO SHARES
   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $246,661 in commissions on the sale of Trust shares for the year ended December 31, 2003. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day.

F. SECURITIES LENDING
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

G. REPURCHASE AGREEMENTS
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT
PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 1.15% of the Portfolio's average daily net assets.

The portion of the Portfolio's expenses attributable to Class II will be reduced only to the extent such expenses are reduced for Class I shares (or Class II shares). Pioneer may subsequently recover reimbursed expenses (within three years of being incurred) from certain Portfolios if the expense ratio of the Class I (or Class II) shares would otherwise be less than the expense limitation of the class. Each class will reimburse PIM no more than the amount by which that class' expenses were reduced.

The Expense limit agreement for Emerging Markets Portfolio does not provide for the expense reimbursement described above. There can be no assurance that Pioneer will extend any expense limitation beyond December 31, 2003.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2003, $36,629 was ayable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT
   Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $250 in transfer agent fees payable to PIMSS at December 31, 2003.

4. DISTRIBUTION PLANS
   The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $5,989 payable to PFD at December 31, 2003.

5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION
   At December 31, 2003, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                                              NET
                                                        GROSS             GROSS           APPRECIATION/
                                     TAX COST        APPRECIATION      DEPRECIATION      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio         $ 26,820,748      $ 10,713,464      $  (262,872)      $   10,450,592

6. PORTFOLIO TRANSACTIONS
   The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2003, were $25,297,617 and $17,366,463, respectively.

7. CAPITAL SHARES
   At December 31, 2003, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        '03 SHARES       '03 AMOUNT       '02 SHARES       '02 AMOUNT
--------------------------------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO
CLASS I:
Shares sold                                 143,611     $  1,837,255          379,032     $  4,494,546
Reinvestment of distributions                 2,017           25,338            4,888           58,661
Shares repurchased                         (195,769)      (2,390,909)        (464,371)      (5,189,233)
                                       ---------------------------------------------------------------
  Net increase (decrease)                   (50,141)    $   (528,316)         (80,451)        (636,026)
                                       ===============================================================
CLASS II:
Shares sold                               1,162,017     $ 14,523,321          496,055     $  5,890,559
Reinvestment of distributions                 4,838           60,429            3,374           40,352
Shares repurchased                         (435,883)      (5,671,239)        (395,832)      (4,628,501)
                                       ---------------------------------------------------------------
  Net increase (decrease)                   730,972     $  8,912,511          103,597     $  1,302,410
                                       ===============================================================

8. FORWARD FOREIGN CURRENCY CONTRACTS
   During the year ended December 31, 2003, certain Portfolios had entered into various contracts that obligate the Portfolios to deliver currencies at specified future dates. At the maturity of a contract, the Portfolios must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract. As of December 31, 2003, the Portfolio had no outstanding portfolio hedges.

   Outstanding forward currency settlement contracts were as follows:

                                                                                                        NET
                                                                 SETTLEMENT                         RECEIVABLE/
PORTFOLIO                               GROSS RECEIVABLE            DATE        GROSS PAYABLE        (PAYABLE)
-----------------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio                $     18,429             1/2/04       $    (18,819)       $       (390)
Emerging Markets Portfolio                $      1,703             1/2/04       $      1,703        $          -
Emerging Markets Portfolio                $      7,473             1/2/04       $     (7,488)       $        (15)
Emerging Markets Portfolio                $     41,359             1/2/04       $    (42,441)       $     (1,082)
Emerging Markets Portfolio                $     21,120             1/2/04       $     20,582        $        536

PIONEER EMERGING MARKETS VCT PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND
THE CLASS II SHAREOWNERS OF PIONEER EMERGING MARKETS VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Emerging Markets VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets VCT Portfolio of Pioneer Variable Contracts Trust at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                        /s/ Ernst & Young LLP


Boston, Massachusetts
February 6, 2004

PIONEER VARIABLE CONTRACTS TRUST                           TRUSTEES AND OFFICERS
                                                           The Fund's Board of Trustees provides broad supervision over the
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                   affairs of the Fund. The officers of the Fund are responsible for the
                                                           Fund's operations. The Fund's Trustees and officers are listed below,
INVESTMENT ADVISER                                         together with their principal occupations during the past five years.
Pioneer Investment Management, Inc.                        Trustees who are interested persons of the Portfolio within the meaning of the Investment Company Act of 1940 are referred to as
CUSTODIAN                                                  Interested Trustees. Trustees who are not interested persons of the
Brown Brothers Harriman & Co.                              Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment
INDEPENDENT AUDITORS                                       portfolios for which Pioneer Investment Management, Inc. ("Pioneer")
Ernst & Young LLP                                          serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Portfolio is 60 State
PRINCIPAL UNDERWRITER                                      Street, Boston, Massachusetts 02109.
Pioneer Funds Distributor, Inc.
                                                           The Fund's statement of additional information provides more detailed
LEGAL COUNSEL                                              information regarding the Fund's Trustees and is available upon
Hale and Dorr LLP                                          request, without charge, by calling 1-800-225-6292.

SHAREOWNER SERVICES AND TRANSFER AGENT                     Proxy Voting Policies and Procedures of the Fund are available without
Pioneer Investment Management Shareholder Services, Inc.   charge, upon request, by calling our toll free number
                                                           (1-800-225-6292). This information is also available online at
                                                           pioneerfunds.com.

INTERESTED TRUSTEES

                              POSITION HELD           TERM OF OFFICE AND      PRINCIPAL OCCUPATION           OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE FUND           LENGTH OF SERVICE       DURING PAST FIVE YEARS         HELD BY THIS TRUSTEE
John F. Cogan, Jr. (77)*      Chairman of the Board,  Trustee since 1994.     Deputy Chairman and a          Director of Harbor
                              Trustee and President   Serves until a          Director of Pioneer            Global Company, Ltd.
                                                      successor trustee is    Global Asset Management
                                                      elected or earlier      S.p.A. ("PGAM");
                                                      retirement or removal.  Non-Executive Chairman
                                                                              and a Director of Pioneer
                                                                              Investment Management USA
                                                                              Inc. ("PIM-USA"); Chairman
                                                                              and a Director of
                                                                              Pioneer; Director of
                                                                              Pioneer Alternative
                                                                              Investment Management
                                                                              Limited (Dublin);
                                                                              President and a Director
                                                                              of Pioneer Alternative
                                                                              Investment Management
                                                                              (Bermuda) Limited and
                                                                              affiliated funds;
                                                                              President and Director of
                                                                              Pioneer Funds
                                                                              Distributor, Inc.
                                                                              ("PFD"); President of all
                                                                              of the Pioneer Funds; and
                                                                              Of Counsel (since
                                                                              2000, partner prior to
                                                                              2000), Hale and Dorr LLP
                                                                              (counsel to PIM-USA and
                                                                              the Pioneer Funds)

Osbert M. Hood (51)**         Trustee and Executive   Trustee since June,     President and Chief            None
                              Vice President          2003. Serves until a    Executive Officer,
                                                      successor trustee is    PIM-USA since May, 2003
                                                      elected or earlier      (Director since January,
                                                      retirement or removal.  2001); President and
                                                                              Director of Pioneer since
                                                                              May 2003; Chairman and
                                                                              Director of Pioneer
                                                                              Investment Management
                                                                              Shareholder Services,
                                                                              Inc. ("PIMSS") since May
                                                                              2003; Executive Vice
                                                                              President of all of the
                                                                              Pioneer Funds since June
                                                                              2003; Executive Vice
                                                                              President and Chief
                                                                              Operating Officer of
                                                                              PIM-USA, November
                                                                              2000-May 2003; Executive
                                                                              Vice President, Chief
                                                                              Financial Officer and
                                                                              Treasurer, John Hancock
                                                                              Advisers, L.L.C., Boston,
                                                                              MA, November
                                                                              1999-November 2000;
                                                                              Senior Vice President and
                                                                              Chief Financial Officer,
                                                                              John Hancock Advisers,
                                                                              L.L.C., April
                                                                              1997-November 1999

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

INDEPENDENT TRUSTEES

                              POSITION HELD    TERM OF OFFICE AND         PRINCIPAL OCCUPATION       OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS         WITH THE FUND    LENGTH OF SERVICE          DURING PAST FIVE YEARS     HELD BY THIS TRUSTEE
Mary K. Bush (55)             Trustee          Trustee since September,   President, Bush            Director of Brady Corporation
3509 Woodbine Street,                          2000. Serves until a       International              (industrial identification
Chevy Chase, MD 20815                          successor trustee is       (international financial   and specialty coated material
                                               elected or earlier         advisory firm)             products manufacturer),
                                               retirement or removal.                                Millenium Chemicals, Inc.
                                                                                                     (commodity chemicals),
                                                                                                     Mortgage Guaranty Insurance
                                                                                                     Corporation, and R.J.
                                                                                                     Reynolds Tobacco Holdings,
                                                                                                     Inc. (tobacco)

Richard H. Egdahl, M.D. (77)  Trustee          Trustee since 1995.        Alexander Graham Bell      None
Boston University Healthcare                   Serves until a successor   Professor of Health Care
Entrepreneurship Program,                      trustee is elected or      Entrepreneurship, Boston
53 Bay State Road,                             earlier retirement or      University; Professor of
Boston, MA 02215                               removal.                   Management, Boston
                                                                          University School of
                                                                          Management; Professor of
                                                                          Public Health, Boston
                                                                          University School of
                                                                          Public Health; Professor
                                                                          of Surgery, Boston
                                                                          University School of
                                                                          Medicine; and University
                                                                          Professor, Boston
                                                                          University

Margaret B.W. Graham (56)     Trustee          Trustee since September,   Founding Director, The     None
1001 Sherbrooke                                2000. Serves until a       Winthrop Group, Inc.
Street West,                                   successor trustee is       (consulting firm);
Montreal, Quebec, Canada                       elected or earlier         Professor of Management,
                                               retirement or removal.     Faculty of Management,
                                                                          McGill University

Marguerite A. Piret (55)      Trustee          Trustee since 1995.        President and Chief        None
One Boston Place,                              Serves until a successor   Executive Officer,
28th Floor,                                    trustee is elected or      Newbury, Piret & Company,
Boston, MA 02108                               earlier retirement or      Inc. (investment banking
                                               removal.                   firm)

Stephen K. West (75)          Trustee          Trustee since 1995.        Senior Counsel, Sullivan   Director, The Swiss Helvetia
125 Broad Street,                              Serves until a successor   & Cromwell (law firm)      Fund, Inc. (closed-end
New York, NY 10004                             trustee is elected or                                 investment company) and
                                               earlier retirement or                                 AMVESCAP PLC (investment
                                               removal.                                              managers)

John Winthrop (67)            Trustee          Trustee since September,   President, John Winthrop   None
One North Adgers Wharf,                        2000. Serves until a       & Co., Inc. (private
Charleston, SC 29401                           successor trustee is       investment firm)
                                               elected or earlier
                                               retirement or removal.

FUND OFFICERS

                              POSITION HELD    TERM OF OFFICE AND         PRINCIPAL OCCUPATION       OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE FUND    LENGTH OF SERVICE          DURING PAST FIVE YEARS     HELD BY THIS OFFICER
Dorothy E. Bourassa (56)      Secretary        Serves at the discretion   Secretary of PIM-USA;      None
                                               of board                   Senior Vice
                                                                          President-Legal of
                                                                          Pioneer; and
                                                                          Secretary/Clerk of most
                                                                          of PIM-USA's subsidiaries
                                                                          since October 2000;
                                                                          Secretary of all of the
                                                                          Pioneer Funds since
                                                                          September 2003 (Assistant
                                                                          Secretary from November
                                                                          2000 to September 2003);
                                                                          and Senior Counsel,
                                                                          Assistant Vice President
                                                                          and Director of
                                                                          Compliance of PIM-USA
                                                                          from April 1998 through
                                                                          October 2000

Christopher J. Kelley (39)    Assistant        Serves at the discretion   Assistant Vice President   None
                              Secretary        of board                   and Senior Counsel of
                                                                          Pioneer since July 2002;
                                                                          Vice President and Senior
                                                                          Counsel of BISYS Fund
                                                                          Services, Inc. (April
                                                                          2001 to June 2002);
                                                                          Senior Vice President and
                                                                          Deputy General Counsel of
                                                                          Funds Distributor, Inc.
                                                                          (July 2000 to April 2001;
                                                                          Vice President and
                                                                          Associate General Counsel
                                                                          from July 1996 to July
                                                                          2000); Assistant
                                                                          Secretary of all of the
                                                                          Pioneer Funds since
                                                                          September 2003

David C. Phelan (46)          Assistant        Serves at the discretion   Partner, Hale and Dorr     None
                              Secretary        of board                   LLP; Assistant Secretary
                                                                          of all of the Pioneer
                                                                          Funds since September
                                                                          2003

Vincent Nave (58)             Treasurer        Serves at the discretion   Vice President-Fund        None
                                               of board                   Accounting,
                                                                          Administration and
                                                                          Custody Services of
                                                                          Pioneer (Manager from
                                                                          September 1996 to
                                                                          February 1999); and
                                                                          Treasurer of all of the
                                                                          Pioneer Funds (Assistant
                                                                          Treasurer from June 1999
                                                                          to November 2000)

Luis I. Presutti (38)         Assistant        Serves at the discretion   Assistant Vice             None
                              Treasurer        of board                   President-Fund
                                                                          Accounting,
                                                                          Administration and
                                                                          Custody Services of
                                                                          Pioneer (Fund Accounting
                                                                          Manager from 1994 to
                                                                          1999); and Assistant
                                                                          Treasurer of all of the
                                                                          Pioneer Funds since
                                                                          November 2000

                              POSITION HELD    TERM OF OFFICE AND         PRINCIPAL OCCUPATION       OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE FUND    LENGTH OF SERVICE          DURING PAST FIVE YEARS     HELD BY THIS OFFICER
Gary Sullivan (45)            Assistant        Serves at the discretion   Fund Accounting            None
                              Treasurer        of board                   Manager-Fund Accounting,
                                                                          Administration and
                                                                          Custody Services of
                                                                          Pioneer; and Assistant
                                                                          Treasurer of all of the
                                                                          Pioneer Funds since May
                                                                          2002

Katharine Kim Sullivan (30)   Assistant        Serves at the discretion   Fund Administration        None
                              Treasurer        of board.                  Manager-Fund Accounting,
                                                                          Administration and
                                                                          Custody Services since
                                                                          June 2003; Assistant Vice
                                                                          President-Mutual Fund
                                                                          Operations of State
                                                                          Street Corporation from
                                                                          June 2002 to June 2003
                                                                          (formerly Deutsche Bank
                                                                          Asset Management);
                                                                          Pioneer Fund Accounting,
                                                                          Administration and
                                                                          Custody Services (Fund
                                                                          Accounting Manager from
                                                                          August 1999 to May 2002,
                                                                          Fund Accounting Services
                                                                          Supervisor from 1997 to
                                                                          July 1999); Assistant
                                                                          Treasurer of all of the
                                                                          Pioneer Funds since
                                                                          September 2003

                            THIS PAGE FOR YOUR NOTES.

[PIONEER INVESTMENTS(R) LOGO]


                                                                   14681-00-0204

[PIONEER INVESTMENTS(R) LOGO]


PIONEER VARIABLE CONTRACTS TRUST

PIONEER SMALL COMPANY VCT PORTFOLIO -- CLASS II SHARES


ANNUAL REPORT

DECEMBER 31, 2003

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer Small Company VCT Portfolio

   Portfolio and Performance Update                              2

   Portfolio Management Discussion                               3

   Schedule of Investments                                       4

   Financial Statements                                          8

   Notes to Financial Statements                                12

   Report of Independent Auditors                               16

   Trustees, Officers and Service Providers                     17

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/03

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                                        84.9%
Temporary Cash Investment                                 11.7%
Depositary Receipts for International Stocks               2.8%
International Common Stocks                                0.6%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Financials                              22.9%
Industrials                             14.1%
Consumer Discretionary                  13.9%
Information Technology                  13.9%
Health Care                             12.5%
Energy                                   8.0%
Materials                                5.5%
Consumer Staples                         4.0%
Utilities                                2.7%
Telecommunication Services               2.5%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. Idine Rewards Network, Inc.               3.06%
   2. FTI Consulting, Inc.                      2.45
   3. Forest Oil Corp.                          2.13
   4. UniSource Energy Corp.                    1.81
   5. Whitney Holding Corp.                     1.60

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

PRICES AND DISTRIBUTIONS - CLASS II SHARES

                                                  12/31/03        12/31/02
Net Asset Value per Share                         $  11.35        $   9.07

DISTRIBUTIONS PER SHARE                              SHORT-TERM        LONG-TERM
(1/1/03 - 12/31/03)                   DIVIDENDS      CAPITAL GAINS     CAPITAL GAINS
                                      $       -      $           -     $           -

PERFORMANCE OF A $10,000 INVESTMENT - CLASS II SHARES

The following chart shows the change in value of an investment made in PIONEER SMALL COMPANY VCT PORTFOLIO at net asset value, compared to that of the Russell 2000 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

               PIONEER SMALL COMPANY VCT PORTFOLIO*    RUSSELL 2000 INDEX+
 1/31/2001                  $  10,000                       $  10,000
12/31/2001                  $  10,479                       $   9,741
12/31/2002                  $   8,683                       $   7,747
12/31/2003                  $  10,865                       $  11,406

+ Index comparison begins 1/31/01. The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

AVERAGE ANNUAL TOTAL RETURNS+
(As of December 31, 2003)

NET ASSET VALUE*

Life-of-Class
(1/19/01)                        4.40%
1 Year                          25.14%

All total returns shown assume reinvestment of distributions at net asset value.

+ The performance of Class II shares for the period prior to the commencement of operations of Class II shares on July 31, 2001 is based on the performance of Class I shares, reduced to reflect the higher distribution fees of Class II shares.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/03

Q: HOW DID PIONEER SMALL COMPANY VCT PORTFOLIO PERFORM OVER THIS PERIOD?

A: For the twelve months ended December 31, 2003, Class II shares of the Portfolio returned 25.14% at net asset value. This result trailed the Portfolio's benchmark, the Russell 2000 Index, which returned 47.25% over the same period.

Q: PLEASE DESCRIBE HOW SMALL-COMPANY STOCKS FARED LAST YEAR AND HOW THE
   PORTFOLIO WAS AFFECTED.

A: Fears that the Iraq war would stifle the economic recovery evaporated early in 2003 with the end of initial combat operations. As uncertainty gave way to confidence in the economic expansion, stocks in all capitalization ranges began to move higher. And, as is typical early in a recovery, the most speculative issues outpaced stocks of better quality.

   That performance disparity between high and low quality stocks accounts for most of the Portfolio's underperformance relative to its benchmark. Nevertheless, we stuck with our quality focus. The tide appeared to turn in our direction at yearend when investors began to back away from speculative issues and higher-quality stocks performed better.

Q: WHAT WERE THE PORTFOLIO'S STRENGTHS AND WEAKNESSES LAST YEAR?

A: In health care, underrepresentation among the more speculative biotech industry and high-valuation medical devices companies held back results. Within the health care services area, AMN Healthcare Services gained less than the sector, as demand for temporary nursing staff was weak. Orthodontic Centers of America suffered as consumers postponed costly procedures during the economic weakness and as the acquisition of a competitor turned contentious; we had been cutting back on this holding before most of this unfolded and have since eliminated our position entirely. First Health Group, a managed care services company, declined during the year due to disappointing results while many of its peers experienced strong price appreciation. Sunrise Assisted Living contributed nicely to performance as the company continues to successfully execute a strategic shift in its business. Parexel International also added to performance as the company experienced improving results.

   Among financial services firms, we downplayed interest rate-sensitive banks in favor of companies with the potential to increase earnings in an economic expansion. Real estate investment trusts (REITs) added to Portfolio returns. Healthcare Realty Trust, which owns and manages medical office buildings, showed a solid gain.

   In consumer-related sectors, Canadian movie and television producer Alliance Atlantis, distributor of The Lord of the Rings films and producers of the CSI television shows, benefited from box office success and improved finances. Rewards Network, which provides business services to restaurants while marketing meal discounts to consumers, retreated in the fourth quarter on profit taking, but was a positive contributor for the year. Sales of health and diet products continue strong at NuSkin, which is already active in China and expanding in Japan.

   Two other consumer stocks disappointed: AFC Enterprises, franchisor of Church's Fried Chicken, Seattle's Best and Popeye's, fell victim to management missteps; and Genesco failed to keep up with fashion trends in its teen-oriented Journeys shoe outlets.

Q: WHAT OTHER STOCKS OR SECTORS HAD AN IMPACT ON PERFORMANCE?

A: Being underweight technology stocks hurt relative performance, as many lower-quality tech stocks rallied sharply. Our overweight position in energy was a negative for much of the year, but patience was rewarded by a fourth-quarter rally in this sector. Earlier, we took a loss in PetroQuest Energy when exploration efforts came up short; shares later fell further. FTI Consulting, whose bankruptcy-consulting services tend to suffer in an improving economic environment, rebounded somewhat in the fourth quarter as diversification efforts are beginning to pay off. Princeton Review, which provides classroom and other services to students, parents and educational institutions, rose slightly. And improved earnings at defense-services contractor AAR Corp. pushed shares sharply higher.

Q: WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A: With investors beginning to focus on better-quality stocks, we believe low-quality, unprofitable issues will lose favor. And if, as we expect, the economy expands further in 2004, the companies we have selected based on their attractive valuations and positive earnings prospects should, we believe, continue to do well.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

[SIDENOTE]

Small-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/03

    SHARES                                                                            VALUE
             COMMON STOCKS - 87.3%
             ENERGY - 7.0%
             OIL & GAS DRILLING - 2.6%
     2,275   Atwood Oceanics, Inc.*                                         $        72,664
     3,400   Grant Prideco, Inc.*                                                    44,268
     7,150   Key Energy Services, Inc.*                                              73,717
     2,813   Patterson Energy, Inc.*                                                 92,604
                                                                            ---------------
                                                                            $       283,253
                                                                            ---------------
             OIL & GAS EQUIPMENT & SERVICES - 0.9%
     1,350   Gulfmark Offshore, Inc.*                                       $        18,900
     4,075   Maverick Tube Corp.*                                                    78,444
                                                                            ---------------
                                                                            $        97,344
                                                                            ---------------
             OIL & GAS EXPLORATION & PRODUCTION - 2.8%
     7,150   Forest Oil Corp.*                                              $       204,276
     2,028   Spinnaker Exploration Co.*                                              65,444
     1,200   Tom Brown, Inc.*                                                        38,700
                                                                            ---------------
                                                                            $       308,420
                                                                            ---------------
             OIL & GAS REFINING MARKETING & TRANSPORTATION - 0.7%
     4,700   Plains Resources, Inc.*                                        $        75,435
                                                                            ---------------
             TOTAL ENERGY                                                   $       764,452
                                                                            ---------------
             MATERIALS - 4.8%
             COMMODITY CHEMICALS - 0.9%
     4,550   Airgas, Inc.                                                   $        97,734
                                                                            ---------------
             MATERIALS - 0.6%
       850   Mega Blocks, Inc.*                                             $        15,125
     2,950   Mega Blocks, Inc. (144A)*                                               52,493
                                                                            ---------------
                                                                            $        67,618
                                                                            ---------------
             METAL & GLASS CONTAINERS - 0.3%
       675   Kennametal, Inc.                                               $        26,831
                                                                            ---------------
             PAPER PRODUCTS - 0.7%
     5,850   Wausau-Mosinee Paper Corp.                                     $        79,092
                                                                            ---------------
             PRECIOUS METALS & MINERALS - 1.3%
    11,400   Agnico Eagle Mines, Ltd.                                       $       137,598
                                                                            ---------------
             SPECIALTY CHEMICALS - 0.6%
     6,925   Wellman, Inc.                                                  $        70,704
                                                                            ---------------
             STEEL - 0.4%
     3,525   Graftech International, Ltd.*                                  $        47,588
                                                                            ---------------
             TOTAL MATERIALS                                                $       527,165
                                                                            ---------------
             CAPITAL GOODS - 3.7%
             AEROSPACE & DEFENSE - 1.3%
     8,125   AAR Corp.*                                                     $       121,469
     1,300   Intrado, Inc.*                                                          28,535
                                                                            ---------------
                                                                            $       150,004
                                                                            ---------------
             CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS - 1.2%
     7,550   Wabtec Corp.                                                   $       128,652
                                                                            ---------------
             CONSTRUCTION & ENGINEERING - 0.2%
     1,200   Insituform Technologies, Inc.*                                 $        19,800
                                                                            ---------------
             ELECTRICAL COMPONENT & EQUIPMENT - 1.0%
     9,925   Power-One, Inc.*                                               $       107,488
                                                                            ---------------
             TOTAL CAPITAL GOODS                                            $       405,944
                                                                            ---------------
             COMMERCIAL SERVICES & SUPPLIES - 7.4%
             DATA PROCESSING SERVICES - 0.6%
     2,100   Gartner Group, Inc.*                                           $        23,751
     1,625   TALX Corp.                                                              37,424
                                                                            ---------------
                                                                            $        61,175
                                                                            ---------------
             COMMERCIAL PRINTING - 1.1%
     4,300   John H. Harland Co.                                            $       117,390
                                                                            ---------------
             DIVERSIFIED COMMERCIAL SERVICES - 4.6%
     3,951   The Brinks Co.                                                 $        89,332
    10,050   FTI Consulting, Inc.*                                                  234,869
     2,275   Kroll, Inc.*                                                            59,150
     2,950   Regis Corp.                                                            116,584
                                                                            ---------------
                                                                            $       499,935
                                                                            ---------------
             EMPLOYMENT SERVICES - 1.0%
    11,700   The Princeton Review, Inc.*                                    $       114,075
                                                                            ---------------
             ENVIRONMENTAL SERVICES - 0.1%
     3,400   Newpark Resources, Inc.*                                       $        16,286
                                                                            ---------------
             TOTAL COMMERCIAL SERVICES & SUPPLIES                           $       808,861
                                                                            ---------------
             TRANSPORTATION - 1.2%
             TRUCKING - 1.2%
     2,325   Dollar Thrifty Automotive GP*                                  $        60,311
     1,800   Forward Air Corp.*                                                      49,500
     1,000   Overnite Corp.*                                                         22,750
                                                                            ---------------
             TOTAL TRANSPORTATION                                           $       132,561
                                                                            ---------------
             CONSUMER DURABLES & APPAREL - 3.8%
             APPAREL, ACCESSORIES & LUXURY GOODS - 0.7%
    14,200   Charming Shoppes, Inc.*                                        $        76,680
                                                                            ---------------
             HOUSEWARES & SPECIALTIES - 1.5%
     6,700   Tupperware Corp.                                               $       116,178
     1,700   Yankee Candle, Co.*                                                     46,461
                                                                            ---------------
                                                                            $       162,639
                                                                            ---------------
             LEISURE PRODUCTS - 0.4%
     3,075   The Nautilus Group, Inc.                                       $        43,204
                                                                            ---------------
             PHOTOGRAPHIC PRODUCTS - 0.3%
     3,525   Creo Products*                                                 $        36,308
                                                                            ---------------
             TEXTILES - 0.9%
    15,386   Unifi, Inc.*                                                   $        99,240
                                                                            ---------------
             TOTAL CONSUMER DURABLES & APPAREL                              $       418,071
                                                                            ---------------

   The accompanying notes are an integral part of these financial statements.

    SHARES                                                                            VALUE
             HOTELS, RESTAURANTS & LEISURE - 2.3%
             LEISURE FACILITIES - 0.2%
     3,775   Bally Total Fitness Holding Corp.*                             $        26,425
                                                                            ---------------
             RESTAURANTS - 2.1%
     1,206   Applebee's International, Inc.                                 $        47,360
     1,600   CEC Entertainment, Inc.*                                                75,824
     5,900   O'Charley's, Inc.*                                                     105,905
                                                                            ---------------
                                                                            $       229,089
                                                                            ---------------
             TOTAL HOTELS, RESTAURANTS & Leisure                            $       255,514
                                                                            ---------------
             MEDIA - 2.1%
             MOVIES & ENTERTAINTAINMENT - 1.2%
     8,850   Alliance Atlantis Communications, Inc.*                        $       135,582
                                                                            ---------------
             PUBLISHING - 0.9%
     4,825   Journal Register Co.*                                          $        99,878
                                                                            ---------------
             TOTAL MEDIA                                                    $       235,460
                                                                            ---------------
             RETAILING - 3.9%
             APPAREL RETAIL - 0.8%
     4,250   Genesco Inc.*                                                  $        64,303
       575   Gildan Activewer, Inc.*                                                 17,756
                                                                            ---------------
                                                                            $        82,059
                                                                            ---------------
             CATALOG RETAIL - 0.3%
     1,600   Insight Enterprises, Inc.*                                     $        30,080
                                                                            ---------------
             COMPUTER & ELECTRONICS RETAIL - 0.6%
     6,575   Inter-TAN, Inc.*                                               $        66,539
                                                                            ---------------
             GENERAL MERCHANDISE STORES - 0.9%
     3,300   Tuesday Morning Corp.*                                         $        99,825
                                                                            ---------------
             SPECIALTY STORES - 1.3%
       800   Guitar Center, Inc.*                                           $        26,064
     3,450   School Specialty, Inc.*                                                117,335
                                                                            ---------------
                                                                            $       143,399
                                                                            ---------------
             TOTAL RETAILING                                                $       421,902
                                                                            ---------------
             FOOD & DRUG RETAILING - 1.2%
             FOOD DISTRIBUTORS - 0.7%
     1,739   The J.M. Smucker Co.                                           $        78,759
                                                                            ---------------
             FOOD RETAIL - 0.5%
     1,350   Fresh Del Monte Produce, Inc.*                                 $        32,171
     1,700   Wild Oats Markets, Inc.*                                                21,981
                                                                            ---------------
                                                                            $        54,152
                                                                            ---------------
             TOTAL FOOD & DRUG RETAILING                                    $       132,911
                                                                            ---------------
             FOOD, BEVERAGE & TOBACCO - 1.1%
             AGRICULTURAL PRODUCTS - 1.1%
     3,420   Corn Products International, Inc.                              $       117,819
                                                                            ---------------
             TOTAL FOOD, BEVERAGE & TOBACCO                                 $       117,819
                                                                            ---------------
             HOUSEHOLD & PERSONAL PRODUCTS - 1.3%
             HOUSEHOLD PRODUCTS - 1.3%
     8,350   Nu Skin Enterprises, Inc.                                      $       142,702
                                                                            ---------------
             TOTAL HOUSEHOLD & PERSONAL PRODUCTS                            $       142,702
                                                                            ---------------
             HEALTH CARE EQUIPMENT & SERVICES - 10.5%
             HEALTH CARE DISTRIBUTORS - 1.8%
     5,087   AMN Healthcare Services*                                       $        87,293
     1,500   Chattem, Inc.*                                                          26,850
     5,725   Cross Country Healthcares, Inc.*                                        85,417
                                                                            ---------------
                                                                            $       199,560
                                                                            ---------------
             HEALTH CARE EQUIPMENT - 1.2%
     5,500   Haemonetics Corp.*                                             $       131,395
                                                                            ---------------
             HEALTH CARE FACILITIES - 2.4%
     2,500   Lifepoint Hospitals, Inc.*                                     $        73,625
     3,327   Sunrise Senior Living, Inc.*                                           128,888
     1,050   Universal Health Services, Inc. (Class B)                               56,406
                                                                            ---------------
                                                                            $       258,919
                                                                            ---------------
             HEALTH CARE SERVICES - 3.5%
    19,625   Hooper Holmes, Inc.                                            $       121,283
     1,300   Pediatrix Medical Group, Inc.*                                          71,617
     5,925   Providence Service Corp.*                                               95,867
     5,796   Parexel International Corp.*                                            94,243
                                                                            ---------------
                                                                            $       383,010
                                                                            ---------------
             HEALTH CARE SUPPLIES - 0.9%
     2,700   Charles River Laboratories
             International, Inc.*                                           $        92,691
                                                                            ---------------
             MANAGED HEALTH CARE - 0.7%
     4,175   First Health Group Corp.*                                      $        81,246
                                                                            ---------------
             TOTAL HEALTH CARE
             EQUIPMENT & SERVICES                                           $     1,146,821
                                                                            ---------------
             PHARMACEUTICALS & BIOTECHNOLOGY - 0.4%
             BIOTECHNOLOGY - 0.4%
     3,750   Cubist Pharmaceuticals, Inc.*                                  $        45,600
                                                                            ---------------
             TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                          $        45,600
                                                                            ---------------
             BANKS - 6.0%
             DIVERSIFIED BANKS - 0.6%
     3,625   Provident Financial Services, Inc.                             $        68,513
                                                                            ---------------
             REGIONAL BANKS - 1.7%
     2,300   Sterling Bancshares, Inc.                                      $        30,659
     3,727   Whitney Holding Corp.                                                  152,770
                                                                            ---------------
                                                                            $       183,429
                                                                            ---------------
             THRIFTS & MORTGAGE FINANCE - 3.7%
     5,100   Commercial Federal Corp.                                       $       136,221
     5,696   Staten Island Bancorp, Inc.                                            128,160
     3,000   Webster Financial Corp.                                                137,580
                                                                            ---------------
                                                                            $       401,961
                                                                            ---------------
             TOTAL BANKS                                                    $       653,903
                                                                            ---------------

   The accompanying notes are an integral part of these financial statements.

    SHARES                                                                            VALUE
             DIVERSIFIED FINANCIALS - 6.2%
             CONSUMER FINANCE - 0.4%
     1,387   American Capital Strategies                                    $        41,236
                                                                            ---------------
             CONSUMER FINANCE - 4.0%
    11,303   Advanta Corp. (Class B)                                        $       143,774
    27,497   Idine Rewards Network, Inc.*                                           293,118
                                                                            ---------------
                                                                            $       436,892
                                                                            ---------------
             MULTI-SECTOR HOLDING - 1.1%
     2,600   Leucadia National Corp.                                        $       119,860
                                                                            ---------------
             DIVERSIFIED FINANCIAL SERVICES - 0.7%
     2,075   Gabelli Asset Management, Inc.                                 $        82,585
                                                                            ---------------
             TOTAL DIVERSIFIED FINANCIALS                                   $       680,573
                                                                            ---------------
             INSURANCE - 2.8%
             MULTI-LINE INSURANCE - 0.4%
     1,700   Max Re Capital, Ltd.                                           $        38,148
                                                                            ---------------
             PROPERTY & CASUALTY INSURANCE - 2.4%
     1,300   American Safety Insurance Group, Ltd.*                         $        17,043
     1,270   First American Corp.                                                    37,808
     6,800   Quanta Capital Holdings (144A)*                                         78,200
     4,170   Selective Insurance Group, Inc.                                        134,941
                                                                            ---------------
                                                                            $       267,992
                                                                            ---------------
             TOTAL INSURANCE                                                $       306,140
                                                                            ---------------
             REAL ESTATE - 5.0%
             REAL ESTATE INVESTMENT TRUSTS - 5.0%
     2,050   Colonial Properties Trust                                      $        81,180
     1,425   Camden Property Trust                                                   63,128
     3,317   Healthcare Realty Trust, Inc.                                          118,583
     7,407   Innkeepers USA Trust                                                    61,997
     3,590   Prentiss Properties Trust                                              118,434
     2,850   Shurgard Storage Centers, Inc.                                         107,303
                                                                            ---------------
             TOTAL REAL ESTATE                                              $       550,625
                                                                            ---------------
             SOFTWARE & SERVICES - 5.5%
             APPLICATION SOFTWARE - 3.8%
     4,600   American Management Systems, Inc.*                             $        69,322
     2,008   Fair Isaac & Co., Inc.                                                  98,713
     2,450   Manhattan Associates, Inc.*                                             67,718
     5,500   Mercury Computer Systems, Inc.*                                        136,950
     1,900   Verint Systems, Inc.*                                                   42,864
                                                                            ---------------
                                                                            $       415,567
                                                                            ---------------
             HOME ENTERTAINMENT SOFTWARE - 0.9%
     9,475   Plato Learning, Inc.*                                          $        99,961
                                                                            ---------------
             INTERNET SOFTWARE & SERVICES - 0.3%
     3,900   Lionbridge Technologies, Inc.*                                 $        37,479
                                                                            ---------------
             SYSTEMS SOFTWARE - 0.5%
     5,100   Borland Software Corp.*                                        $        49,623
                                                                            ---------------
             TOTAL SOFTWARE & SERVICES                                      $       602,630
                                                                            ---------------
             TECHNOLOGY HARDWARE & EQUIPMENT - 3.0%
             COMMUNICATIONS EQUIPMENT - 0.8%
     2,375   Avocent Corp.*                                                 $        86,735
                                                                            ---------------
             ELECTRONIC MANUFACTURING SERVICES - 1.3%
     8,150   Plexus Corp.*                                                  $       139,936
                                                                            ---------------
             TECHNOLOGY DISTRIBUTORS - 0.9%
     2,600   Tech Data Corp.*                                               $       103,194
                                                                            ---------------
             TOTAL TECHNOLOGY
             HARDWARE & EQUIPMENT                                           $       329,865
                                                                            ---------------
             SEMICONDUCTORS - 3.6%
             SEMICONDUCTOR EQUIPMENT - 2.5%
     1,676   ATMI, Inc.*                                                    $        38,783
       748   Cymer, Inc.*                                                            34,550
     2,051   DuPont Photomasks, Inc.*                                                49,511
     3,746   Photronics, Inc.*                                                       74,620
     1,926   Varian Semiconductor Equipment
             Associates, Inc.*                                                       84,147
                                                                            ---------------
                                                                            $       281,611
                                                                            ---------------
             SEMICONDUCTORS - 1.1%
     3,525   Power Integrations, Inc.*                                      $       117,947
                                                                            ---------------
             TOTAL SEMICONDUCTORS                                           $       399,558
                                                                            ---------------
             TELECOMMUNICATION SERVICES - 2.2%
             INTEGRATED TELECOMMUNICATION SERVICES - 1.5%
     6,975   Aeroflex Inc.*                                                 $        81,538
     6,359   CT Communications Inc.                                                  85,847
                                                                            ---------------
                                                                            $       167,385
                                                                            ---------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.7%
     7,750   Boston Communications Group, Inc.*                             $        71,998
                                                                            ---------------
             TOTAL TELECOMMUNICATION SERVICES                               $       239,383
                                                                            ---------------
             UTILITIES - 2.3%
             ELECTRIC UTILITIES - 1.6%
     7,039   UniSource Energy Corp.                                         $       173,582
                                                                            ---------------
             GAS UTILITIES - 0.7%
     1,925   People's Energy Corp.                                          $        80,914
                                                                            ---------------
             TOTAL UTILITIES                                                $       254,496
                                                                            ---------------
             TOTAL COMMON STOCKS
             (Cost $8,298,594)                                              $     9,572,956
                                                                            ---------------

   The accompanying notes are an integral part of these financial statements.

    SHARES                                                                            VALUE
             TEMPORARY CASH
             INVESTMENT - 11.6%
             SECURITY LENDING COLLATERAL - 11.6%
 1,272,844   Securities Lending Investment Fund, 1.02%                      $     1,272,844
                                                                            ---------------
             TOTAL COMMERCIAL PAPER                                         $     1,272,844
                                                                            ---------------
             TOTAL TEMPORARY
             CASH INVESTMENT
             (Cost $1,272,844)                                              $     1,272,844
                                                                            ---------------
             TOTAL INVESTMENT IN
             SECURITIES - 98.9%
             (Cost $9,571,438)                                              $    10,845,800
                                                                            ---------------
             OTHER ASSETS AND
             LIABILITIES - 1.1%                                             $       124,729
                                                                            ---------------
             TOTAL NET ASSETS - 100.0%                                      $    10,970,529
                                                                            ===============

*    Non-income producing security
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2003, the value of these securities amounted to $130,693 or 1.2% of net assets.

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS 12/31/03

                                                                                 YEAR           YEAR          8/1/01
                                                                                ENDED          ENDED            TO
                                                                               12/31/03       12/31/02      12/31/01(a)
CLASS II

Net asset value, beginning of period                                          $     9.07     $    10.95     $    11.18
                                                                              ----------     ----------     ----------
Increase (decrease) from investment operations:
   Net investment income                                                      $    (0.01)    $    (0.01)    $        -
   Net realized and unrealized gain (loss) on investments and foreign
      currency transactions                                                         2.29          (1.87)         (0.23)
                                                                              ----------     ----------     ----------
    Net increase (decrease) from investment operations                        $     2.28     $    (1.88)    $    (0.23)
Distributions to shareholders:
   Net investment income                                                               -              -              -
   Net realized gain                                                                   -              -              -
                                                                              ----------     ----------     ----------
Net increase (decrease) in net asset value                                    $     2.28     $    (1.88)    $    (0.23)
                                                                              ----------     ----------     ----------
Net asset value, end of period                                                $    11.35     $     9.07     $    10.95
                                                                              ==========     ==========     ==========
Total return*                                                                      25.14%        (17.14)%        (2.06)%
Ratio of net expenses to average net assets+                                        1.52%          1.58%          1.68%**
Ratio of net investment income to average net assets+                              (0.23)%        (0.18)%         0.01%**
Portfolio turnover rate                                                               38%            53%            72%
Net assets, end of period (in thousands)                                      $    7,095     $    3,419     $      938
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                     2.67%          2.98%          6.71%**
   Net investment income (loss)                                                    (1.38)%        (1.58)%         5.02%**

(a) Class 2 shares were first publicly offered on August 1, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF ASSETS AND LIABILITIES 12/31/03

                                                                                         PIONEER
                                                                                          SMALL
                                                                                         COMPANY
                                                                                      VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (including securities loaned of $1,222,378)
   (Cost $9,571,438)                                                                 $    10,845,800
  Cash                                                                                     1,412,806
  Cash held as collateral for furtures contracts                                                   -
  Futures collateral                                                                          17,500
  Foreign currencies, at value                                                                     -
  Receivables -
   Investment securities sold                                                                      -
   Fund shares sold                                                                            6,569
   Variation margin                                                                                -
   Dividends, interest and foreign taxes withheld                                              8,349
   Forward foreign currency settlement contracts, net                                              -
   Forward foreign currency portfolio hedge contracts, open - net                                  -
   Due from Pioneer Investment Management, Inc.                                                3,952
  Other                                                                                        2,029
                                                                                     ---------------
      Total assets                                                                   $    12,297,005
                                                                                     ---------------
LIABILITIES:
  Payables -
   Investment securities purchased                                                   $             -
   Fund shares repurchased                                                                       828
   Dividends                                                                                       -
   Upon return of securities loaned                                                        1,272,844
   Variation Margin                                                                            3,400
   Forward foreign currency settlement contracts, net                                              -
   Forward foreign currency portfolio hedge contracts,                                             -
  Reserve for repatriation taxes                                                                   -
  Due to bank                                                                                      -
  Due to affiliates                                                                            6,002
  Accrued expenses                                                                            43,402
  Other                                                                                            -
                                                                                     ---------------
      Total liabilities                                                              $     1,326,476
                                                                                     ---------------
NET ASSETS:
  Paid-in capital                                                                    $    10,399,433
  Accumulated net investment income (loss)                                                     1,986
  Accumulated undistributed net realized gain (loss)                                        (716,740)
  Net unrealized gain (loss) on:
   Investments                                                                             1,274,362
   Futures contracts                                                                          11,218
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                             -
                                                                                     ---------------
      Total net assets                                                               $    10,970,529
                                                                                     ---------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
   Net assets                                                                        $     3,875,232
  Shares outstanding                                                                         338,811
                                                                                     ---------------
   Net asset value per share                                                         $         11.44
  CLASS II:
  (Unlimited number of shares authorized)
   Net assets                                                                        $     7,095,297
  Shares outstanding                                                                         625,380
                                                                                     ---------------
   Net asset value per share                                                         $         11.35

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

                                                                                         PIONEER
                                                                                      SMALL COMPANY
                                                                                      VCT PORTFOLIO

                                                                                        YEAR ENDED
                                                                                         12/31/03
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $33)                                   $        91,471
  Interest                                                                                     4,100
  Income on securities loaned, net                                                             4,724
  Other                                                                                            -
                                                                                     ---------------
      Total investment income                                                        $       100,295
                                                                                     ---------------
EXPENSES:
  Management fees                                                                    $        58,653
  Transfer agent fees                                                                          3,118
  Distribution fees (Class II)                                                                10,949
  Administrative fees                                                                         37,413
  Custodian fees                                                                              23,416
  Professional fees                                                                           23,398
  Printing                                                                                    35,762
  Fees and expenses of nonaffiliated trustees                                                    545
  Miscellaneous                                                                                7,122
                                                                                     ---------------
     Total expenses                                                                  $       200,376
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                                 (90,919)
                                                                                     ---------------
     Net expenses                                                                    $       109,457
                                                                                     ---------------
        Net investment income (loss)                                                 $        (9,162)
                                                                                     ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                                       $      (345,200)
   Futures contracts                                                                          49,017
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                           (86)
                                                                                     ---------------
                                                                                     $      (296,269)
                                                                                     ---------------
  Change in net unrealized gain or (loss) from:
   Investments                                                                       $     2,150,870
   Futures contracts                                                                          20,982
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                            (3)
                                                                                     ---------------
                                                                                     $     2,171,849
                                                                                     ---------------
  Net gain (loss) on investments, futures contracts
   and foreign currency transactions                                                 $     1,875,580
                                                                                     ===============
  Net increase (decrease) in net assets resulting
   from operations                                                                   $     1,866,418
                                                                                     ===============

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                PIONEER SMALL COMPANY
                                                                   VCT PORTFOLIO

                                                               YEAR               YEAR
                                                               ENDED              ENDED
                                                             12/31/03           12/31/02
FROM OPERATIONS:
Net investment income (loss)                              $        (9,162)   $        (2,253)
Net realized gain (loss) on investments                          (296,269)          (290,679)
Change in net unrealized gain or loss on
   investments, futures contracts and
   foreign currency transactions                                2,171,849         (1,085,816)
                                                          ---------------    ---------------
     Net increase (decrease) in net assets
       resulting from operations                          $     1,866,418    $    (1,378,748)
                                                          ---------------    ---------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                $             -    $        (1,223)
   Class II                                                             -               (819)
Net realized gain
   Class I                                                              -                  -
   Class II                                                             -                  -
Tax return of capital
   Class I                                                              -                  -
   Class II                                                             -                  -
                                                          ---------------    ---------------
     Total distributions to shareowners                   $             -    $        (2,042)
                                                          ---------------    ---------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $     6,156,243    $     6,456,212
Reinvestment of distributions                                           -              2,009
Cost of shares repurchased                                     (3,911,566)        (1,530,967)
                                                          ---------------    ---------------
   Net increase (decrease) in net assets
     resulting from fund share transactions               $     2,244,677    $     4,927,254
                                                          ---------------    ---------------
   Net increase (decrease) in net assets                  $     4,111,095    $     3,546,464
                                                          ---------------    ---------------
NET ASSETS:
Beginning of period                                             6,859,434          3,312,970
                                                          ---------------    ---------------
End of period                                             $    10,970,529    $     6,859,434
                                                          ===============    ===============
Accumulated undistributed/(Distributions in excess of)
   net investment income (loss)                           $         1,986    $           615
                                                          ===============    ===============

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY VCT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS 12/31/03

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer Small Company VCT Portfolio (the Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of sixteen separate portfolios fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The financial highlights for the Portfolio's Class II shares are presented in a separate book.

The investment objective of Small Company Portfolio is to seek capital appreciation.

Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

   Small-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

B. FUTURES CONTRACTS

   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2003, open contracts were as follows:

                                  NUMBER OF
                                  CONTRACTS      SETTLEMENT                    UNREALIZED
PORTFOLIO            TYPE        LONG/(SHORT)      MONTH       MARKET VALUE    GAIN/(LOSS)
------------------------------------------------------------------------------------------
Small Company    Russell 2000         1            Mar-04       $ 278,600       $ 11,218

C. FOREIGN CURRENCY TRANSLATION

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. FORWARD FOREIGN CURRENCY CONTRACTS

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. TAXES

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2003, the no such taxes were paid.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003, Small Company VCT Portfolio had a capital loss carryforward of $613,173, of which the following amounts will expire between 2009 and 2011 if not utilized: $92,858 in 2009, $235,402 in 2010, and
   $284,913 in 2011.

   At December 31, 2003, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the Portfolio and are designed to present the portfolios' capital accounts on a tax basis.

                           ACCUMULATED NET     ACCUMULATED
                             INVESTMENT       REALIZED GAIN/
PORTFOLIO                   INCOME/(LOSS)          LOSS         PAID-IN CAPITAL
-------------------------------------------------------------------------------
Small Company Portfolio       $  10,533          $  5,469         $  (16,002)

   The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

                                             PIONEER          PIONEER
                                          SMALL COMPANY    SMALL COMPANY
                                          VCT PORTFOLIO    VCT PORTFOLIO
                                              2003              2002
------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                           $           -    $       2,042
Long-Term capital gain                                -                -
                                          ------------------------------
                                          $           -            2,042
Return of Capital                                     -                -
                                          ------------------------------
  Total distributions                     $           -    $       2,042
                                          ------------------------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income             $           -
Undistributed long-term gain/
  (capital loss carryforward)                  (613,173)
Unrealized appreciation
  (depreciation)                              1,184,269
                                          -------------
  Total                                   $     571,096

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

F. PORTFOLIO SHARES

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $246,661 in commissions on the sale of Trust shares for the year ended December 31, 2003. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day.

G. SECURITIES LENDING

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.75% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2003, $3,125 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $1,258 in transfer agent fees payable to PIMSS at December 31, 2003.

4. DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $1,619 payable to PFD at December 31, 2003.

5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2003, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                   GROSS          GROSS       NET APPRECIATION/
                                 TAX COST      APPRECIATION    DEPRECIATION    (DEPRECIATION)
-----------------------------------------------------------------------------------------------
Small Company Portfolio         $ 9,661,531    $  1,465,340    $   (281,071)   $    1,184,269

6. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2003, were $4,176,885 and $2,669,753, respectively.

7. CAPITAL SHARES

At December 31, 2003, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

SMALL COMPANY PORTFOLIO          '03 SHARES      '03 AMOUNT      '02 SHARES        '02 AMOUNT
---------------------------------------------------------------------------------------------
CLASS I:
Shares sold                         286,397    $  2,774,242         273,309    $    2,966,433
Reinvestment of distributions             -               -             108             1,190
Shares repurchased                 (324,514)     (3,132,628)       (112,938)       (1,132,691)
                                -------------------------------------------------------------
  Net increase                      (38,117)   $   (358,386)        160,479    $    1,834,932
                                =============================================================
CLASS II:
Shares sold                         328,726    $  3,382,001         333,230    $    3,489,779
Reinvestment of distributions             -               -              75               819
Shares repurchased                  (80,215)       (778,938)        (42,070)         (398,276)
                                -------------------------------------------------------------
  Net increase                      248,511       2,603,063         291,235         3,092,322
                                =============================================================

PIONEER SMALL COMPANY VCT PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND THE CLASS II SHAREOWNERS OF PIONEER SMALL COMPANY VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Small Company VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Small Company VCT Portfolio of Pioneer Variable Contracts Trust at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                               /s/ Ernst & Young LLP


Boston, Massachusetts
February 6, 2004

PIONEER VARIABLE CONTRACTS TRUST

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT AUDITORS
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS
The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Portfolio within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available online at pioneerfunds.com.

INTERESTED TRUSTEES

                             POSITION HELD     TERM OF OFFICE AND        PRINCIPAL OCCUPATION DURING            OTHER DIRECTORSHIPS
NAME AND AGE                 WITH THE FUND     LENGTH OF SERVICE         PAST FIVE YEARS                        HELD BY THIS TRUSTEE
John F. Cogan, Jr. (77)*     Chairman of the   Trustee since             Deputy Chairman and a Director of      Director of Harbor
                             Board, Trustee    1994. Serves until a      Pioneer Global Asset Management        Global Company, Ltd.
                             and President     successor trustee is      S.p.A. ("PGAM"); Non-Executive
                                               elected or earlier        Chairman and a Director of Pioneer
                                               retirement or removal.    Investment Management USA
                                                                         Inc. ("PIM-USA"); Chairman and a
                                                                         Director of Pioneer; Director of
                                                                         Pioneer Alternative Investment
                                                                         Management Limited (Dublin);
                                                                         President and a Director of Pioneer
                                                                         Alternative Investment Management
                                                                         (Bermuda) Limited and affiliated
                                                                         funds; President and Director of
                                                                         Pioneer Funds Distributor, Inc.
                                                                         ("PFD"); President of all of the
                                                                         Pioneer Funds; and Of Counsel (since
                                                                         2000, partner prior to 2000), Hale and
                                                                         Dorr LLP (counsel to PIM-USA and the
                                                                         Pioneer Funds)

Osbert M. Hood (51)**        Trustee and       Trustee since             President and Chief Executive          None
                             Executive Vice    June, 2003. Serves until  Officer, PIM-USA since May, 2003
                             President         a successor trustee is    (Director since January, 2001);
                                               elected or earlier        President and Director of Pioneer
                                               retirement or removal.    since May 2003; Chairman and Director
                                                                         of Pioneer Investment Management
                                                                         Shareholder Services, Inc. ("PIMSS")
                                                                         since May 2003; Executive Vice
                                                                         President of all of the Pioneer Funds
                                                                         since June 2003; Executive Vice
                                                                         President and Chief Operating Officer
                                                                         of PIM-USA, November 2000 - May 2003;
                                                                         Executive Vice President, Chief
                                                                         Financial Officer and Treasurer, John
                                                                         Hancock Advisers, L.L.C., Boston, MA,
                                                                         November 1999-November 2000; Senior
                                                                         Vice President and Chief Financial
                                                                         Officer, John Hancock Advisers,
                                                                         L.L.C., April 1997-November 1999

*Mr.Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

**Mr.Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

INDEPENDENT TRUSTEES

                             POSITION HELD     TERM OF OFFICE AND        PRINCIPAL OCCUPATION DURING            OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS        WITH THE FUND     LENGTH OF SERVICE         PAST FIVE YEARS                        HELD BY THIS TRUSTEE
Mary K. Bush (55)            Trustee           Trustee since             President, Bush International          Director of Brady
3509 Woodbine Street,                          September, 2000.          (international financial advisory      Corporation
Chevy Chase, MD 20815                          Serves until a            firm)                                  (industrial
                                               successor trustee is                                             identification and
                                               elected or earlier                                               specialty coated
                                               retirement or removal.                                           material products
                                                                                                                manufacturer),
                                                                                                                Millenium Chemicals,
                                                                                                                Inc. (commodity
                                                                                                                chemicals), Mortgage
                                                                                                                Guaranty Insurance
                                                                                                                Corporation, and
                                                                                                                R.J. Reynolds
                                                                                                                Tobacco Holdings,
                                                                                                                Inc. (tobacco)

Richard H. Egdahl, M.D. (77) Trustee           Trustee since             Alexander Graham Bell Professor of     None
Boston University                              1995. Serves until a      Health Care Entrepreneurship, Boston
Healthcare                                     successor trustee is      University; Professor of Management;
Entrepreneurship                               elected or earlier        Professor of Public Health, Boston
Program,                                       retirement or removal.    University School of Public Health;
53 Bay State Road,                                                       Professor of Surgery, Boston
Boston, MA 02215                                                         University School of Medicine; and
                                                                         University Professor, Boston
                                                                         University

Margaret B.W. Graham (56)    Trustee           Trustee since             Founding Director, The Winthrop         None
1001 Sherbrooke                                September,2000. Serves    Group, Inc. (consulting firm);
Street West,                                   until a successor         Professor of Management, Faculty of
Montreal, Quebec, Canada                       trustee is elected or     Management, McGill University
                                               earlier retirement or
                                               removal.

Marguerite A. Piret (55)     Trustee           Trustee since             President and Chief Executive          None
One Boston Place,                              1995. Serves until a      Officer, Newbury, Piret & Company,
28th Floor,                                    successor trustee is      Inc. (investment banking firm)
Boston, MA 02108                               elected or earlier
                                               retirement or removal.

Stephen K. West (75)         Trustee           Trustee since             Senior Counsel, Sullivan & Cromwell    Director, The Swiss
125 Broad Street,                              1995. Serves until a      (law firm)                             Helvetia Fund, Inc.
New York, NY 10004                             successor trustee is                                             (closed-end
                                               elected or earlier                                               investment company)
                                               retirement or removal.                                           and AMVESCAP PLC
                                                                                                                (investment
                                                                                                                managers)

John Winthrop (67)           Trustee           Trustee since             President, John Winthrop & Co., Inc.   None
One North Adgers Wharf,                        September,2000. Serves    (private investment firm)
Charleston, SC 29401                           until a successor
                                               trustee is elected or
                                               earlier retirement or
                                               removal.

FUND OFFICERS

                             POSITION HELD     TERM OF OFFICE AND        PRINCIPAL OCCUPATION DURING            OTHER DIRECTORSHIPS
NAME AND AGE                 WITH THE FUND     LENGTH OF SERVICE         PAST FIVE YEARS                        HELD BY THIS OFFICER
Dorothy E. Bourassa (56)     Secretary         Serves at the             Secretary of PIM-USA; Senior Vice      None
                                               discretion of board       President-Legal of Pioneer; and
                                                                         Secretary/Clerk of most of PIM-USA's
                                                                         subsidiaries since October 2000;
                                                                         Secretary of all of the Pioneer Funds
                                                                         since September 2003 (Assistant
                                                                         Secretary from November 2000 to
                                                                         September 2003); and Senior
                                                                         Counsel, Assistant Vice President and
                                                                         Director of Compliance of PIM-USA
                                                                         from April 1998 through October 2000

Christopher J. Kelley (39)   Assistant         Serves at the             Assistant Vice President and Senior    None
                             Secretary         discretion of board       Counsel of Pioneer since July 2002;
                                                                         Vice President and Senior Counsel of
                                                                         BISYS Fund Services, Inc. (April 2001
                                                                         to June 2002); Senior Vice President
                                                                         and Deputy General Counsel of Funds
                                                                         Distributor, Inc. (July 2000 to
                                                                         April 2001; Vice President and
                                                                         Associate General Counsel from
                                                                         July 1996 to July 2000); Assistant
                                                                         Secretary of all of the Pioneer Funds
                                                                         since September 2003

David C. Phelan (46)         Assistant         Serves at the             Partner, Hale and Dorr LLP; Assistant  None
                             Secretary         discretion of board       Secretary of all of the Pioneer Funds
                                                                         since September 2003


Vincent Nave (58)            Treasurer         Serves at the             Vice President-Fund Accounting,        None
                                               discretion of board       Administration and Custody Services
                                                                         of Pioneer (Manager from September
                                                                         1996 to February 1999); and Treasurer
                                                                         of all of the Pioneer Funds
                                                                         (Assistant Treasurer from June 1999
                                                                         to November 2000)

Luis I. Presutti (38)        Assistant         Serves at the             Assistant Vice President-Fund          None
                             Treasurer         discretion of board       Accounting, Administration and
                                                                         Custody Services of Pioneer (Fund
                                                                         Accounting Manager from 1994 to
                                                                         1999); and Assistant Treasurer of all
                                                                         of the Pioneer Funds since November
                                                                         2000

                             POSITION HELD     TERM OF OFFICE AND        PRINCIPAL OCCUPATION DURING            OTHER DIRECTORSHIPS
NAME AND AGE                 WITH THE FUND     LENGTH OF SERVICE         PAST FIVE YEARS                        HELD BY THIS OFFICER
Gary Sullivan (45)           Assistant         Serves at the             Fund Accounting Manager -- Fund        None
                             Treasurer         discretion of board       Accounting, Administration and
                                                                         Custody Services of Pioneer; and
                                                                         Assistant Treasurer of all of the
                                                                         Pioneer Funds since May 2002

Katharine Kim Sullivan (30)  Assistant         Serves at the             Fund Administration Manager -- Fund    None
                             Treasurer         discretion of board.      Accounting, Administration and
                                                                         Custody Services since June 2003;
                                                                         Assistant Vice President -- Mutual
                                                                         Fund Operations of State Street
                                                                         Corporation from June 2002 to June
                                                                         2003 (formerly Deutsche Bank Asset
                                                                         Management); Pioneer Fund Accounting,
                                                                         Administration and Custody Services
                                                                         (Fund Accounting Manager from August
                                                                         1999 to May 2002, Fund Accounting
                                                                         Services Supervisor from 1997 to July
                                                                         1999); Assistant Treasurer of all of
                                                                         the Pioneer Funds since September
                                                                         2003

                            THIS PAGE FOR YOUR NOTES.

[PIONEER INVESTMENTS(R) LOGO]


                                                                   14690-00-0204

[PIONEER INVESTMENTS(R) LOGO]


PIONEER VARIABLE CONTRACTS TRUST

PIONEER FUND  VCT PORTFOLIO -- CLASS II SHARES


ANNUAL REPORT

DECEMBER 31, 2003

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer Fund VCT Portfolio

  Portfolio and Performance Update                                             2

  Portfolio Management Discussion                                              3

  Schedule of Investments                                                      4

  Financial Statements                                                         7

  Notes to Financial Statements                                               11

  Report of Independent Auditors                                              15

  Trustees, Officers and Service Providers                                    16

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/03

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                              85.5%
Temporary Cash Investments                       8.6%
Depositary Receipts for International Stocks     4.0%
International Common Stocks                      1.9%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Information Technology                          18.4%
Financials                                      16.2%
Industrials                                     14.0%
Consumer Discretionary                          11.1%
Consumer Staples                                10.7%
Health Care                                     10.3%
Energy                                           7.7%
Materials                                        6.3%
Telecommunication Services                       3.5%
Utilities                                        1.8%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. ChevronTexaco Corp.                          3.07%
2. IBM Corp.                                    2.36
3. Exxon Mobil Corp.                            1.94
4. SBC Communications, Inc.                     1.83
5. Rio Tinto Plc                                1.79

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

PRICES AND DISTRIBUTIONS

                                 12/31/03   12/31/02
Net Asset Value per Share        $  18.66   $  15.25

DISTRIBUTIONS PER SHARE                    SHORT-TERM     LONG-TERM
(1/1/03 - 12/31/03)             DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                                $  0.1461  $      -       $       -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER FUND VCT PORTFOLIO at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

             PIONEER FUND VCT PORTFOLIO*       S&P 500 INDEX
  10/31/97                   $    10,000           $  10,000
  12/31/97                   $    10,545           $  10,643
                             $    13,257           $  13,686
  12/31/99                   $    15,312           $  16,565
                             $    15,561           $  15,060
12/31/2001                   $    13,836           $  13,275
                             $    11,173           $  10,342
12/31/2003                   $    13,791           $  13,300

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

AVERAGE ANNUAL TOTAL RETURNS+
(As of December 31, 2003)

NET ASSET VALUE*

Life-of-Class
(10/31/97)                       5.35%
5 Years                          0.79%
1 Year                          23.44%

All total returns shown assume reinvestment of distributions at net asset value.

+ The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fees of Class II shares.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/03

In the following discussion, John Carey, portfolio manager of Pioneer Fund VCT Portfolio, comments on the performance of the Portfolio, as well as the economy over the past twelve months.

Q: PLEASE DISCUSS THE STOCK MARKET IN 2003 AND THE INVESTMENT RESULTS OF PIONEER FUND VCT PORTFOLIO.

A: Strong corporate-earnings comparisons led investors to push share prices higher during 2003. Confidence in the economic recovery built gradually during the year, as the positive effects of historically low interest rates, Federal income-tax cuts, and the weak U.S. dollar converged to revive industrial America. Growth in capital spending, especially in information technology, accompanied continued strong consumer activity to support big gains in the gross domestic product numbers in the second half of the year. While some of the worries that investors have had over the past couple of years - namely, corporate scandals, the terrorist threat, and government budget deficits - threatened to bubble over from time to time, they evidently did not seem to discourage too many people from buying shares once again. So, after approximately three years of "bearish" market conditions, the U.S. stock market generated large gains in 2003.

     We are pleased to report positive results for Pioneer Fund VCT Portfolio. For the year as a whole, Class II Shares of the Portfolio showed a total return at net asset value of 23.44%, versus a total return on the Standard & Poor's 500 Index of 28.67%.

     Taking the year as a whole, our strongest performance contribution came from our investment exposure to materials, particularly metals and mining. Phelps Dodge (copper), Alcoa (aluminum), and Rio Tinto (diversified mining) all did extremely well for us, and we also realized a large percentage gain on our position in Newmont Mining (gold) when we sold it in the fourth quarter. We likewise did quite well with our investments in financials, where our successful stock selection more than made up for our underweight position in that sharply appreciating sector. One of our standout gainers was T. Rowe Price, which shot up more than 70%. Finally, in industrials, an above-average performing sector where we were overweight, we had exceptional performance from PACCAR (heavy trucks) and Caterpillar (construction equipment).

     With respect to sector investments that detracted from relative performance, consumer discretionary was the major culprit, followed at a distance by consumer staples, health care, and utilities. Both of the consumer sectors saw the biggest returns from turnaround stories; we favored, as we usually do, the stronger and steadier consumer businesses. For instance, retailers that had struggled during the recession came back to life and excited investors as the economy recovered. We had maintained positions in companies that had held up relatively well in the recession and then did not show such dramatic improvement.

Q:   CAN YOU DISCUSS YOUR TECHNOLOGY INVESTMENTS AND HOW THEY FARED DURING THE
     YEAR?

A: Technology was a profitable area for Pioneer Fund VCT Portfolio in 2003. Our investments in technology rose in value by more than 40%. We owned many of the top-performing tech names, though our smaller positions relative to their market weights in two of the very biggest large cap winners, Cisco Systems and Intel, slightly impaired our relative returns. As long-term investments, we have also favored some of the information-technology services companies, such as Automatic Data Processing, DST, and Fiserv, all of which lagged the overall tech sector in a year when investors were again intrigued with internet stocks and, it seemed, almost any stock that had fallen to very, very low price levels. Strongest contributions to performance came from our overweight positions in the fabulously performing Applied Materials (up more than 70%), Altera (up more than 80%), and Texas Instruments (up more than 90%).

     As we look ahead over the next couple of years, we believe there will be continued opportunities for profits from technology investments. However, we would be dumbstruck if the technology sector notched another year of such extraordinary performance relative to the rest of the market. Our emphasis will continue to be on more conservatively priced names in the sector. Accordingly, during the second half of the year, we added shares of Hewlett-Packard, a specialist in computer printing, but also large scale provider of many other types of computer gear, and sold our positions in Electronic Arts and Veeco Instruments after the stocks had recorded large increases in price.

Q: YOU'VE TOUCHED ALREADY ON SOME OF YOUR RECENT CHANGES IN THE PORTFOLIO. DID YOU MAKE OTHER CHANGES AS WELL?

A: Yes, aside from the changes we made in our technology and materials holdings, we added four stocks to the Portfolio in the second half, and we deleted six. Biomet is a leading manufacturer of orthopedic implants, principally artificial knees and hips, and impresses us with its outstanding management and strong future earnings potential. Charter One Financial, an Ohio-based bank, has a conservative lending record, tight cost controls, attractive returns, and dividend yield above 3%. Philadelphia Suburban is one of the most important remaining publicly traded water utilities in the U.S., with an unbroken record of annual dividend payments going back to 1939. Shareowners will also note a small holding in Medco Health Solutions, a pharmacy benefit manager "spun out" to us by its former parent, Merck.

     We booked substantial gains on three of our financial stocks, Huntington Bancshares, Morgan Stanley, and Marsh & McLennan. Finally, we disposed of another stock we had received in a distribution, Del Monte Foods, and we sold Dow Chemical.

Q:   WHAT IS YOUR OUTLOOK FOR 2004?

A: While we maintain a cautious approach with respect to balance sheets, we see increasing evidence that the strong economic recovery is assisting companies that are financially weaker and, if not altogether curing, at least alleviating some of their financial problems. We shall therefore be looking especially hard during the coming months for companies falling into that category. Without dipping very far down on the quality scale, we do want our shareowners to benefit from some of the above-average appreciation potential existing in such special situations and contrarian stories. Otherwise, we think that investors will do well to focus more on dividends this year, particularly in view of the Federal tax law change and the reduced, maximum 15% rate on qualified dividends. It may well be a bumpier year, with interest rates likely to rise and all the heated election-year debate. There might also be rotation out of some stocks and sectors that have risen to high price-to-earnings multiples and perhaps into some stocks and sectors that underperformed in 2003.

     On the whole we remain positive in our outlook because of the good prognosis for corporate earnings. Thank you for your continued support.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE RELIZED.

[SIDENOTE]

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/03

          SHARES                                                                     VALUE
                   COMMON STOCKS - 93.7%
                   ENERGY - 7.2%
                   INTEGRATED OIL & GAS - 6.4%
          80,552   ChevronTexaco Corp.                                  $        6,958,887
          22,272   ConocoPhillips                                                1,460,375
         107,438   Exxon Mobil Corp.                                             4,404,958
          31,593   Royal Dutch Petroleum Co.                                     1,655,157
          23,956   Shell Transport & Trading Co. (A.D.R.)                        1,078,739
                                                                        ------------------
                                                                        $       15,558,116
                                                                        ------------------
                   OIL & GAS DRILLING - 0.8%
          37,870   Smith International, Inc.*                           $        1,572,362
          12,240   Transocean Offshore, Inc.*                                      293,882
                                                                        ------------------
                                                                        $        1,866,244
                                                                        ------------------
                   TOTAL ENERGY                                         $       17,424,360
                                                                        ------------------
                   MATERIALS - 5.9%
                   ALUMINUM - 1.0%
          60,153   Alcoa, Inc.                                          $        2,285,814
                                                                        ------------------
                   COMMODITY CHEMICALS - 1.1%
          20,818   Air Products & Chemicals, Inc.                       $        1,099,815
          34,836   E.I. du Pont de Nemours and Co.                               1,598,624
                                                                        ------------------
                                                                        $        2,698,439
                                                                        ------------------
                   DIVERSIFIED CHEMICALS - 0.4%
          16,633   PPG Industries, Inc.                                 $        1,064,845
                                                                        ------------------
                   DIVERSIFIED METALS & MINING - 2.7%
          31,698   Phelps Dodge Corp.*                                  $        2,411,901
         147,818   Rio Tinto Plc*                                                4,060,488
                                                                        ------------------
                                                                        $        6,472,389
                                                                        ------------------
                   PAPER PRODUCTS - 0.7%
          57,800   Meadwestvaco Corp.                                   $        1,719,550
                                                                        ------------------
                   TOTAL MATERIALS                                      $       14,241,037
                                                                        ------------------
                   CAPITAL GOODS - 7.9%
                   AEROSPACE & DEFENSE - 2.3%
          21,446   Boeing Co.                                           $          903,734
          35,045   General Dynamics Corp.                                        3,167,718
          31,175   Lockheed Martin Corp.                                         1,602,395
                                                                        ------------------
                                                                        $        5,673,847
                                                                        ------------------
                   ELECTRICAL COMPONENT & EQUIPMENT - 0.6%
          16,633   Emerson Electric Co.                                 $        1,076,987
          12,449   General Electric Co.                                            385,670
                                                                        ------------------
                                                                        $        1,462,657
                                                                        ------------------
                   INDUSTRIAL CONGLOMERATES - 2.7%
          18,621   Illinois Tool Works, Inc.                            $        1,562,488
          20,504   Johnson Controls, Inc.                                        2,380,924
          28,246   United Technologies Corp.                                     2,676,873
                                                                        ------------------
                                                                        $        6,620,285
                                                                        ------------------
                   INDUSTRIAL MACHINERY - 2.3%
          30,338   Caterpillar, Inc.                                    $        2,518,661
          45,297   Deere & Co.                                                   2,946,570
                                                                        ------------------
                                                                        $        5,465,231
                                                                        ------------------
                   TOTAL CAPITAL GOODS                                  $       19,222,020
                                                                        ------------------
                   COMMERCIAL SERVICES & SUPPLIES - 1.6%
                   EMPLOYMENT SERVICES - 0.7%
          75,217   Robert Half International, Inc.*                     $        1,755,565
                                                                        ------------------
                   OFFICE SERVICES & SUPPLIES - 0.9%
          42,473   Canon, Inc. (A.D.R.)                                 $        2,023,414
                                                                        ------------------
                   TOTAL COMMERCIAL SERVICES & SUPPLIES                 $        3,778,979
                                                                        ------------------
                   TRANSPORTATION - 3.6%
                   AIRLINES - 0.8%
         124,176   Southwest Airlines Co.                               $        2,004,201
                                                                        ------------------
                   RAILROADS - 2.3%
          36,301   Burlington Northern, Inc.                            $        1,174,337
         131,812   Norfolk Southern Corp.                                        3,117,354
          13,468   Philadelphia Suburban Corp.                                     297,643
          14,332   Union Pacific Corp.                                             995,787
                                                                        ------------------
                                                                        $        5,585,121
                                                                        ------------------
                   TRUCKING - 0.5%
          15,274   United Parcel Service                                $        1,138,677
                                                                        ------------------
                   TOTAL TRANSPORTATION                                 $        8,727,999
                                                                        ------------------
                   AUTOMOBILES & COMPONENTS - 1.0%
                   AUTOMOBILE MANUFACTURERS - 1.0%
          27,984   PACCAR, Inc.                                         $        2,381,998
                                                                        ------------------
                   TOTAL AUTOMOBILES & COMPONENTS                       $        2,381,998
                                                                        ------------------
                   CONSUMER DURABLES & APPAREL - 0.1%
                   PHOTOGRAPHIC PRODUCTS - 0.1%
           8,369   Eastman Kodak Co.                                    $          214,832
                                                                        ------------------
                   TOTAL CONSUMER DURABLES & APPAREL                    $          214,832
                                                                        ------------------
                   MEDIA - 5.8%
                   ADVERTISING - 1.2%
          32,012   Omnicom Group                                        $        2,795,608
                                                                        ------------------
                   PUBLISHING - 4.6%
          15,901   Dow Jones & Co., Inc.                                $          792,665
          33,042   Elsevier NV                                                     409,629
          36,405   Gannett Co.                                                   3,245,870
         106,300   John Wiley & Sons, Inc.                                       2,766,989
          57,119   McGraw-Hill Co., Inc.                                         3,993,760
                                                                        ------------------
                                                                        $       11,208,913
                                                                        ------------------
                   TOTAL MEDIA                                          $       14,004,521
                                                                        ------------------
                   RETAILING - 3.5%
                   DEPARTMENT STORES - 0.6%
          48,045   May Department Stores Co.                            $        1,396,668
                                                                        ------------------

   The accompanying notes are an integral part of these financial statements.

          SHARES                                                                     VALUE
                   GENERAL MERCHANDISE STORES - 1.9%
          26,258   Family Dollar Stores, Inc.                           $          942,137
          98,546   Target Corp.                                                  3,784,166
                                                                        ------------------
                                                                        $        4,726,303
                                                                        ------------------
                   HOME IMPROVEMENT RETAIL - 0.8%
          35,673   Lowe's Companies, Inc.                               $        1,975,927
                                                                        ------------------
                   SPECIALTY STORES - 0.2%
          14,646   Barnes & Noble, Inc.*                                $          481,121
                                                                        ------------------
                   TOTAL RETAILING                                      $        8,580,019
                                                                        ------------------
                   FOOD & DRUG RETAILING - 3.3%
                   DRUG RETAIL - 1.5%
         101,579   Walgreen Co.                                         $        3,695,444
                                                                        ------------------
                   FOOD DISTRIBUTORS - 1.0%
          61,512   Sysco Corp.                                          $        2,290,092
                                                                        ------------------
                   HYPERMARKETS & SUPERCENTERS - 0.8%
          35,987   Wal-Mart Stores, Inc.                                $        1,909,110
                                                                        ------------------
                   TOTAL FOOD & DRUG RETAILING                          $        7,894,646
                                                                        ------------------
                   FOOD, BEVERAGE & TOBACCO - 4.5%
                   PACKAGED FOODS & MEATS - 3.6%
          63,291   Campbell Soup Co.                                    $        1,696,199
          33,058   General Mills, Inc.                                           1,497,527
          53,562   H.J. Heinz Co., Inc.                                          1,951,264
          20,295   Hershey Foods Corp.                                           1,562,512
          91,118   Sara Lee Corp.                                                1,978,172
                                                                        ------------------
                                                                        $        8,685,674
                                                                        ------------------
                   SOFT DRINKS - 0.9%
          47,808   PepsiCo, Inc.                                        $        2,228,809
                                                                        ------------------
                   TOTAL FOOD, BEVERAGE & TOBACCO                       $       10,914,483
                                                                        ------------------
                   HOUSEHOLD & PERSONAL PRODUCTS - 2.3%
                   HOUSEHOLD PRODUCTS - 2.3%
          48,227   Colgate-Palmolive Co.                                $        2,413,761
          31,907   Procter & Gamble Co.                                          3,186,871
                                                                        ------------------
                                                                        $        5,600,632
                                                                        ------------------
                   TOTAL HOUSEHOLD & PERSONAL
                   PRODUCTS                                             $        5,600,632
                                                                        ------------------
                   HEALTH CARE EQUIPMENT & SERVICES - 4.3%
                   HEALTH CARE DISTRIBUTORS - 2.3%
          43,205   Abbott Laboratories                                  $        2,013,353
          68,103   Johnson & Johnson                                             3,518,201
                                                                        ------------------
                                                                        $        5,531,554
                                                                        ------------------
                   HEALTH CARE EQUIPMENT - 1.3%
          52,830   Becton, Dickinson & Co.                              $        2,173,426
          31,593   Biomet, Inc.                                                  1,150,301
                                                                        ------------------
                                                                        $        3,323,727
                                                                        ------------------
                   HEALTH CARE SERVICES - 0.1%
           6,054   Medco Health Solutions, Inc.*                        $          205,775
                                                                        ------------------
                   MANAGED HEALTH CARE - 0.6%
          12,763   United Healthcare Group, Inc.                        $          742,551
           6,800   Wellpoint Health Networks, Inc.*                                659,532
                                                                        ------------------
                                                                        $        1,402,083
                                                                        ------------------
                   TOTAL HEALTH CARE EQUIPMENT &
                   SERVICES                                             $       10,463,139
                                                                        ------------------
                   PHARMACEUTICALS & BIOTECHNOLOGY - 5.3%
                   PHARMACEUTICALS - 5.3%
          32,221   Eli Lilly & Co.                                      $        2,266,103
          49,900   Merck & Co., Inc.                                             2,305,380
          41,218   Novartis AG (A.D.R.)                                          1,891,494
          56,073   Pfizer, Inc.                                                  1,981,059
          13,704   Roche Holdings AG (A.D.R.)                                    1,378,910
         171,356   Schering-Plough Corp.                                         2,979,881
                                                                        ------------------
                                                                        $       12,802,827
                                                                        ------------------
                   TOTAL PHARMACEUTICALS &
                   BIOTECHNOLOGY                                        $       12,802,827
                                                                        ------------------
                   BANKS - 6.1%
                   DIVERSIFIED BANKS - 1.7%
          21,002   Bank of America Corp.                                $        1,689,191
          10,000   Charter One Financial, Inc.                                     345,500
          33,267   Wells Fargo & Co.                                             1,959,094
                                                                        ------------------
                                                                        $        3,993,785
                                                                        ------------------
                   REGIONAL BANKS - 3.6%
          25,526   First Tennessee National Corp.                       $        1,125,697
         102,730   National City Corp.                                           3,486,656
          44,031   SunTrust Banks, Inc.                                          3,148,217
          17,470   Zions Bancorporation                                          1,071,435
                                                                        ------------------
                                                                         $       8,832,005
                                                                        ------------------
                   THRIFTS & MORTGAGE FINANCE - 0.8%
          46,778   Washington Mutual, Inc.                              $        1,876,733
                                                                        ------------------
                   TOTAL BANKS                                          $       14,702,523
                                                                        ------------------
                   DIVERSIFIED FINANCIALS - 5.9%
                   ASSET MANAGEMENT & CUSTODY BANKS - 4.1%
          78,146   The Bank of New York Co., Inc.                       $        2,588,196
          33,372   Federated Investors, Inc.                                       979,802
          56,177   State Street Corp.                                            2,925,698
          73,648   T. Rowe Price Associates, Inc.                                3,491,652
                                                                        ------------------
                                                                        $        9,985,348
                                                                        ------------------
                   CONSUMER FINANCE - 0.7%
          34,418   American Express Co.                                 $        1,659,980
                                                                        ------------------
                   INVESTMENT BANKING & BROKERAGE - 1.1%
          44,670   Merrill Lynch & Co., Inc.                            $        2,619,896
                                                                        ------------------
                   TOTAL DIVERSIFIED FINANCIALS                         $       14,265,224
                                                                        ------------------

   The accompanying notes are an integral part of these financial statements.

          SHARES                                                                     VALUE
                   INSURANCE - 3.3%
                   MULTI-LINE INSURANCE - 0.9%
          33,581   American International Group, Inc.                   $        2,225,749
                                                                        ------------------
                   PROPERTY & CASUALTY INSURANCE - 2.4%
          41,531   Chubb Corp.                                          $        2,828,261
          24,898   Safeco Corp.                                                    969,279
          47,313   St. Paul Companies, Inc.                                      1,875,960
                                                                        ------------------
                                                                        $        5,673,500
                                                                        ------------------
                   TOTAL INSURANCE                                      $        7,899,249
                                                                        ------------------
                   SOFTWARE & SERVICES - 6.0%
                   APPLICATION SOFTWARE - 3.4%
          32,325   Adobe Systems, Inc.                                  $        1,270,373
          36,405   BMC Software, Inc.*                                             678,953
         107,751   Microsoft Corp.                                               2,967,463
          23,434   Symantec Corp.*                                                 811,988
          74,694   Synopsys, Inc.*                                               2,521,669
                                                                        ------------------
                                                                        $        8,250,446
                                                                        ------------------
                   DATA PROCESSING & OUTSOURCED SERVICES - 2.6%
          35,464   Automatic Data Processing, Inc.                      $        1,404,729
          39,439   Computer Sciences Corp.*                                      1,744,387
          19,667   DST Systems, Inc.*                                              821,294
          38,498   Electronic Data Systems Corp.                                   944,741
          22,963   Fiserv, Inc.*                                                   907,268
          16,006   SunGard Data Systems, Inc.*                                     443,526
                                                                        ------------------
                                                                        $        6,265,945
                                                                        ------------------
                   TOTAL SOFTWARE & SERVICES                            $       14,516,391
                                                                        ------------------
                   TECHNOLOGY HARDWARE & EQUIPMENT - 6.7%
                   COMMUNICATIONS EQUIPMENT - 2.6%
          39,648   Cisco Systems, Inc.*                                 $          963,050
         170,200   Motorola, Inc.                                                2,394,714
         115,702   Nokia Corp (A.D.R.)                                           1,966,934
          19,249   Qualcomm, Inc.                                                1,038,099
                                                                        ------------------
                                                                        $        6,362,797
                                                                        ------------------
                   COMPUTER HARDWARE - 4.1%
          54,922   Dell, Inc.*                                          $        1,865,151
          20,609   Diebold, Inc.                                                 1,110,207
          17,889   Hewlett-Packard Co.                                             410,910
          57,746   IBM Corp.                                                     5,351,899
         227,585   Sun Microsystems, Inc.*                                       1,021,857
                                                                        ------------------
                                                                        $        9,760,024
                                                                        ------------------
                   TOTAL TECHNOLOGY HARDWARE &
                   EQUIPMENT                                            $       16,122,821
                                                                        ------------------
                   SEMICONDUCTORS - 4.6%
                   SEMICONDUCTOR EQUIPMENT - 1.6%
         108,798   Applied Materials, Inc.*                             $        2,442,515
          34,732   Novellus Systems, Inc.*                                       1,460,481
                                                                        ------------------
                                                                        $        3,902,996
                                                                        ------------------
                   SEMICONDUCTORS - 3.0%
          18,307   Altera Corp.*                                        $          415,569
         114,028   Intel Corp.                                                   3,671,702
         110,900   Texas Instruments, Inc.                                       3,258,242
                                                                        ------------------
                                                                        $        7,345,513
                                                                        ------------------
                   TOTAL SEMICONDUCTORS                                 $       11,248,509
                                                                        ------------------
                   TELECOMMUNICATION SERVICES - 3.3%
                   INTEGRATED TELECOMMUNICATION SERVICES - 3.3%
          16,947   Alltel Corp.                                         $          789,391
         105,241   BellSouth Corp.                                               2,978,320
         159,326   SBC Communications, Inc.                                      4,153,629
                                                                        ------------------
                                                                        $        7,921,340
                                                                        ------------------
                   TOTAL TELECOMMUNICATION SERVICES                     $        7,921,340
                                                                        ------------------
                   UTILITIES - 1.7%
                   ELECTRIC UTILITIES - 1.1%
          24,270   American Electric Power Co., Inc.                    $          740,478
          26,363   Consolidated Edison, Inc.                                     1,133,873
          24,584   Southern Co.                                                    743,666
                                                                        ------------------
                                                                        $        2,618,017
                                                                        ------------------
                   GAS UTILITIES - 0.6%
          20,295   KeySpan Energy Corp.                                 $          746,856
          27,932   Vectren Corp.                                                   688,524
                                                                        ------------------
                                                                        $        1,435,380
                                                                        ------------------
                   TOTAL UTILITIES                                      $        4,053,397
                                                                        ------------------
                   TOTAL COMMON STOCKS
                   (Cost $205,141,694)                                  $      226,980,946
                                                                        ------------------

       PRINCIPAL
          AMOUNT
                   TEMPORARY CASH INVESTMENTS - 8.8%
                   REPURCHASE AGREEMENT - 6.4%
   $  15,500,000   UBS Warburg, Inc., 0.73%,
                   Dated 12/31/03,
                   repurchase price of $15,500,000
                   plus accrued interest on 1/2/04
                   collateralized by $14,639,000
                   U.S. Treasury Bill, 6.75%, 5/15/05.                  $       15,500,000
                                                                        ------------------

          SHARES
                   SECURITY LENDING COLLATERAL - 2.4%
       5,965,628   Securities Lending Investment
                   Fund, 1.02%                                          $        5,965,628
                                                                        ------------------
                   TOTAL TEMPORARY CASH INVESTMENTS
                   (Cost $21,465,628)                                   $       21,465,628
                                                                        ------------------
                   TOTAL INVESTMENT IN
                   SECURITIES - 102.5%
                   (Cost $226,607,322)                                  $      248,446,574
                                                                        ------------------
                   OTHER ASSETS AND
                   LIABILITIES - (2.5)%                                 $       (6,119,521)
                                                                        ------------------
                   TOTAL NET ASSETS - 100.0%                            $      242,327,053
                                                                        ==================

*         Non-income producing security.
(A.D.R.)  American Depositary Receipt

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS 12/31/03

                                                                                                                5/1/00
                                                                    YEAR ENDED    YEAR ENDED    YEAR ENDED        TO
CLASS II                                                             12/31/03      12/31/02      12/31/01     12/31/00(a)
Net asset value, beginning of period                                $    15.25    $    19.05    $    22.65    $     23.28
                                                                    ----------    ----------    ----------    -----------
Increase (decrease) from investment operations:
   Net investment income                                            $     0.14    $     0.13    $     0.14    $      0.12
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                                    3.42         (3.78)        (2.59)         (0.45)
                                                                    ----------    ----------    ----------    -----------
     Net increase (decrease) from investment operations             $     3.56    $    (3.65)   $    (2.45)   $     (0.33)
Distributions to shareholders:
   Net investment income                                                 (0.15)        (0.15)        (0.13)         (0.17)
   Net realized gain                                                         -             -         (1.02)         (0.13)
                                                                    ----------    ----------    ----------    -----------
Net increase (decrease) in net asset value                          $     3.41    $    (3.80)   $    (3.60)   $     (0.63)
                                                                    ----------    ----------    ----------    -----------
Net asset value, end of period                                      $    18.66    $    15.25    $    19.05    $     22.65
                                                                    ==========    ==========    ==========    ===========
Total return*                                                            23.44%       (19.25)%      (11.09)%        (1.61)%
Ratio of net expenses to average net assets+                              1.00%         1.06%         1.04%          0.93%**
Ratio of net investment income to average net assets+                     0.87%         0.84%         0.49%          0.47%**
Portfolio turnover rate                                                     11%           11%            7%            19%**
Net assets, end of period (in thousands)                            $   87,488    $   36,218    $   12,674    $     2,894
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                           1.00%         1.06%         1.04%          0.93%**
   Net investment income (loss)                                           0.87%         0.84%         0.49%          0.47%**

(a) Class II shares were first publicly offered on May 1, 2000.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

STATEMENTS OF ASSETS AND LIABILITIES 12/31/03

                                                                                 PIONEER
                                                                                  FUND
                                                                              VCT PORTFOLIO
ASSETS:
  Investment in securities, at value
    (including securities loaned of $5,797,208) (Cost $226,607,322)           $  248,446,574
  Temporary cash investments (at amortized cost)                                           -
  Cash                                                                               151,806
  Cash held as collateral for futures contracts                                            -
  Foreign currencies, at value                                                             -
  Receivables -                                                                            -
    Investment securities sold                                                             -
    Fund shares sold                                                                 157,089
    Collateral for securities loaned, at fair value                                        -
    Variation margin                                                                       -
    Dividends, interest and foreign taxes withheld                                   285,889
    Forward foreign currency settlement contracts, net                                     -
    Forward foreign currency portfolio hedge contracts, open - net                         -
    Due from Pioneer Investment Management, Inc.                                           -
  Other                                                                                3,765
                                                                              --------------
      Total assets                                                            $  249,045,123
                                                                              --------------
LIABILITIES:
  Payables -
    Investment securities purchased                                           $      452,923
    Fund shares repurchased                                                           79,830
    Dividends                                                                              -
    Upon return for securities loaned                                              5,965,628
    Variation margin                                                                       -
    Forward foreign currency settlement contracts, net                                     -
    Forward foreign currency portfolio hedge contracts,                                    -
  Due to bank                                                                              -
  Due to affiliates                                                                  178,318
  Accrued expenses                                                                    41,371
  Other                                                                                    -
                                                                              --------------
      Total liabilities                                                       $    6,718,070
                                                                              --------------
NET ASSETS:
  Paid-in capital                                                             $  254,614,639
  Accumulated net investment income (loss)                                                 -
  Accumulated undistributed net realized gain (loss)                             (34,126,838)
  Net unrealized gain (loss) on:
    Investments                                                                   21,839,252
    Futures contracts                                                                      -
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                                    -
                                                                              --------------
      Total net assets                                                        $  242,327,053
                                                                              --------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
    Net assets                                                                $  154,839,149
  Shares outstanding                                                               8,281,639
                                                                              ==============
    Net asset value per share                                                 $        18.70
  CLASS II:
  (Unlimited number of shares authorized)
    Net assets                                                                $   87,487,904
  Shares outstanding                                                               4,689,411
                                                                              ==============
    Net asset value per share                                                 $        18.66

   The accompanying notes are an integral part of these financial statements.

                                                                                 PIONEER
                                                                                  FUND
                                                                              VCT PORTFOLIO

                                                                                YEAR ENDED
                                                                                 12/31/03
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $26,971)                        $   3,589,887
  Interest                                                                           97,024
  Income on securities loaned, net                                                    2,951
  Other                                                                                   -
                                                                              -------------
      Total investment income                                                 $   3,689,862
                                                                              -------------

EXPENSES:
  Management fees                                                             $   1,257,325
  Transfer agent fees                                                                 3,007
  Distribution fees (Class II)                                                      132,897
  Administrative fees                                                                69,528
  Custodian fees                                                                     41,989
  Professional fees                                                                  29,811
  Printing                                                                           51,466
  Fees and expenses of nonaffiliated trustees                                         5,053
  Miscellaneous                                                                      11,913
                                                                              -------------
      Total expenses                                                          $   1,602,989
      Less management fees waived and expenses assumed
        by Pioneer Investment Management, Inc.                                            -
                                                                              -------------
      Net expenses                                                            $   1,602,989
                                                                              -------------
          Net investment income (loss)                                        $   2,086,873
                                                                              -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
    Investments                                                               $  (8,524,893)
    Futures contracts                                                                     -
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                                (409)
                                                                              -------------
                                                                              $  (8,525,302)
                                                                              -------------
  Change in net unrealized gain or (loss) from:
    Investments                                                               $  49,662,141
    Futures contracts                                                                     -
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                                   -
                                                                              -------------
                                                                              $  49,662,141
                                                                              -------------
  Net gain (loss) on investments, futures contracts
    and foreign currency transactions                                         $  41,136,839
                                                                              =============
  Net increase (decrease) in net assets resulting
    from operations                                                           $  43,223,712
                                                                              =============

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         PIONEER FUND
                                                                                         VCT PORTFOLIO

                                                                                   YEAR             YEAR
                                                                                   ENDED            ENDED
                                                                                 12/31/03          12/31/02
FROM OPERATIONS:
Net investment income (loss)                                                  $    2,086,873    $    2,080,084
Net realized gain (loss) on investments                                           (8,525,302)      (18,575,951)
Change in net unrealized gain or loss on
  investments, futures contracts and
  foreign currency transactions                                                   49,662,141       (27,945,273)
                                                                              --------------    --------------
    Net increase (decrease) in net assets
      resulting from operations                                               $   43,223,712    $  (44,441,140)
                                                                              --------------    --------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
  Class I                                                                     $   (1,580,150)   $   (1,805,575)
  Class II                                                                          (520,900)         (263,066)
Net realized gain
  Class I                                                                                  -                 -
  Class II                                                                                 -                 -
Tax return of capital
  Class I                                                                                  -                 -
  Class II                                                                                 -                 -
                                                                              --------------    --------------
    Total distributions to shareowners                                        $   (2,101,050)   $   (2,068,641)
                                                                              --------------    --------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                              $   58,651,489    $   54,299,089
Reinvestment of distributions                                                      2,101,050         2,068,642
Cost of shares repurchased                                                       (37,658,369)      (43,581,678)
                                                                              --------------    --------------
  Net increase (decrease) in net assets
    resulting from fund share transactions                                    $   23,094,170    $   12,786,053
                                                                              --------------    --------------
  Net increase (decrease) in net assets                                       $   64,216,832    $  (33,723,728)
                                                                              --------------    --------------

NET ASSETS:
Beginning of year                                                                178,110,221       211,833,949
                                                                              --------------    --------------
End of year                                                                   $  242,327,053    $  178,110,221
                                                                              ==============    ==============
Accumulated undistributed/(distributions in excess of)
  net investment income (loss)                                                $            -    $       10,888
                                                                              ==============    ==============

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS 12/31/03

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer Fund VCT Portfolio (the Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of sixteen separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Fund Portfolio is to seek capital appreciation.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION
   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. FUTURES CONTRACTS
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio.

   Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2003, Fund Portfolio had no open contracts.

C. FOREIGN CURRENCY TRANSLATION
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. FORWARD FOREIGN CURRENCY CONTRACTS
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. TAXES
   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2003, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the Portfolio and are designed to present the portfolio's capital accounts on a tax basis.

                                ACCUMULATED
                                    NET         ACCUMULATED
                                 INVESTMENT    REALIZED GAIN/
PORTFOLIO                      INCOME/(LOSS)       LOSS         PAID-IN CAPITAL
-------------------------------------------------------------------------------
Fund Portfolio                     3,289             409            (3,698)

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003, Fund VCT Portfolio had a capital loss carryforward of $33,944,745, of which the following amounts if not utilized:
   $6,699,261 in 2009, $14,227,957 in 2010 and $13,017,527 in 2011 will expire between 2009 and 2011.

   The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

                                                             PIONEER           PIONEER
                                                               FUND             FUND
                                                           VCT PORTFOLIO    VCT PORTFOLIO
                                                               2003             2002
------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                                           $    2,101,050    $    2,068,641
Long-Term capital gain                                                 -                 -
                                                          --------------    --------------
                                                               2,101,050         2,068,641
Return of Capital                                                      -                 -
                                                          --------------    --------------
  Total distributions                                     $    2,101,050    $    2,068,641
                                                          --------------    --------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income                             $            -
Undistributed long-term gain/
  (Capital loss carryforward)                                (33,944,745)
Unrealized appreciation
  (depreciation)                                              21,657,159
                                                          --------------
  Total                                                   $  (12,287,586)
                                                          ==============

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

F. PORTFOLIO SHARES
   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $246,661 in commissions on the sale of Trust shares for the year ended December 31, 2003. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment

   Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. SECURITIES LENDING

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2003, $158,290 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $534 in transfer agent fees payable to PIMSS at December 31, 2003.

4. DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $19,494 payable to PFD at December 31, 2003.

5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2003, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                                 NET
                                              GROSS          GROSS          APPRECIATION/
                            TAX COST      APPRECIATION    DEPRECIATION      (DEPRECIATION)
------------------------------------------------------------------------------------------
Fund Portfolio           $  226,789,415   $  36,208,962   $  (14,551,803)   $   21,657,159

6. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2003, were $36,818,387 and $20,713,340, respectively.

7. CAPITAL SHARES

At December 31, 2003, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

FUND PORTFOLIO                        '03 SHARES     '03 AMOUNT      '02 SHARES     '02 AMOUNT
------------------------------------------------------------------------------------------------
CLASS II:
Shares sold                              519,126    $   8,479,870       724,147    $  12,875,126
Reinvestment of distributions             94,945        1,580,150       108,860        1,805,576
Shares repurchased                    (1,616,113)     (25,664,887)   (1,989,049)     (32,131,119)
                                      ----------------------------------------------------------
  Net increase                        (1,002,042)   $ (15,504,867)   (1,156,042)   $ (17,450,417)
                                      ==========================================================
CLASS II:
Shares sold                            3,031,681    $  50,171,619     2,408,611    $  41,423,963
Reinvestment of distributions             30,685          520,900        16,342          263,066
Shares repurchased                      (747,392)     (12,093,482)     (715,895)     (11,450,559)
                                      ----------------------------------------------------------
  Net increase                         2,314,974    $  38,599,037     1,709,058    $  30,236,470
                                      ==========================================================

PIONEER VARIABLE CONTRACTS TRUST

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND THE CLASS II SHAREOWNERS OF PIONEER FUND VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Fund VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund VCT Portfolio of Pioneer Variable Contracts Trust at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.


                                                       /s/ Ernst & Young LLP


Boston, Massachusetts
February 6, 2004

PIONEER VARIABLE CONTRACTS TRUST

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT AUDITORS
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS
The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Portfolio within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available online at pioneerfunds.com.

INTERESTED TRUSTEES

                               POSITION HELD  TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
NAME AND AGE                   WITH THE FUND  LENGTH OF SERVICE   PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  HELD BY THIS TRUSTEE
John F. Cogan, Jr. (77)*       Chairman of    Trustee since 1994. Deputy Chairman and a Director of Pioneer    Director of Harbor
                               the Board,     Serves until a      Global Asset Management S.p.A. ("PGAM");     Global Company, Ltd.
                               Trustee and    successor or        Non-Executive Chairman and a Director of
                               President      trustee is elected  Pioneer Investment Management USA Inc.
                                              or earlier          ("PIM-USA"); Chairman and a Director of
                                              retirement or       Pioneer; Director of Pioneer Alternative
                                              removal.            Investment Management Limited (Dublin);
                                                                  President and a Director of Pioneer
                                                                  Alternative Investment Management (Bermuda)
                                                                  Limited and affiliated funds; President and
                                                                  Director of Pioneer Funds Distributor, Inc.
                                                                  ("PFD"); President of all of the Pioneer
                                                                  Funds; and Of Counsel (since 2000, partner
                                                                  prior to 2000), Hale and Dorr LLP (counsel
                                                                  to PIM-USA and the Pioneer Funds)

Osbert M. Hood (51)**          Trustee and    Trustee since June, President and Chief Executive Officer,       None
                               Executive      2003.               PIM-USA since May, 2003 (Director since
                               Vice           Serves until a      January, 2001); President and Director of
                               President      successor or        Pioneer since May 2003; Chairman and
                                              trustee is elected  Director of Pioneer Investment Management
                                              or earlier          Shareholder Services, Inc. ("PIMSS") since
                                              retirement or       May 2003; Executive Vice President of all
                                              removal.            of the Pioneer Funds since June 2003;
                                                                  Executive Vice President and Chief
                                                                  Operating Officer of PIM-USA, November
                                                                  2000-May 2003; Executive Vice President,
                                                                  Chief Financial Officer and Treasurer, John
                                                                  Hancock Advisers, L.L.C., Boston, MA,
                                                                  November 1999-November 2000; Senior Vice
                                                                  President and Chief Financial Officer, John
                                                                  Hancock Advisers, L.L.C., April
                                                                  1997-November 1999

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

INDEPENDENT TRUSTEES

                               POSITION HELD  TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS          WITH THE FUND  LENGTH OF SERVICE   PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  HELD BY THIS TRUSTEE
Mary K. Bush (55)              Trustee        Trustee since       President, Bush International                Director of Brady
3509 Woodbine Street,                         September, 2000.    (international financial advisory firm)      Corporation
Chevy Chase, MD 20815                         Serves until a                                                   (industrial
                                              successor trustee                                                identification and
                                              is elected or                                                    specialty coated
                                              earlier retirement                                               material products
                                              or removal.                                                      manufacturer),
                                                                                                               Millenium Chemicals,
                                                                                                               Inc. (commodity
                                                                                                               chemicals), Mortgage
                                                                                                               Guaranty Insurance
                                                                                                               Corporation, and
                                                                                                               R.J. Reynolds
                                                                                                               Tobacco Holdings,
                                                                                                               Inc. (tobacco)

Richard H. Egdahl, M.D. (77)   Trustee        Trustee since 1995. Alexander Graham Bell Professor of Health    None
Boston University Healthcare                  Serves until a      Care Entrepreneurship, Boston University;
Entrepreneurship Program,                     successor trustee   Professor of Management, Boston University
53 Bay State Road,                            is elected or       School of Management; Professor of Public
Boston, MA 02215                              earlier retirement  Health, Boston University School of Public
                                              or removal.         Health; Professor of Surgery, Boston
                                                                  University School of Medicine; and
                                                                  University Professor, Boston University

Margaret B.W. Graham (56)      Trustee        Trustee since       Founding Director, The Winthrop Group, Inc.  None
1001 Sherbrooke Street West,                  September, 2000.    (consulting firm); Professor of Management,
Montreal, Quebec, Canada                      Serves until a      Faculty of Management, McGill University
                                              successor trustee
                                              is elected or
                                              earlier retirement
                                              or removal.

Marguerite A. Piret (55)       Trustee        Trustee since 1995. President and Chief Executive Officer,       None
One Boston Place, 28th Floor,                 Serves until a      Newbury, Piret & Company, Inc.
Boston, MA 02108                              successor trustee   (investment banking firm)
                                              is elected or
                                              earlier retirement
                                              or removal.

Stephen K. West (75)           Trustee        Trustee since 1999. Senior Counsel, Sullivan & Cromwell (law     Director, The Swiss
125 Broad Street,                             Serves until a      firm)                                        Helvetia Fund, Inc.
New York, NY 10004                            successor trustee                                                (closed-end
                                              is elected or                                                    investment company)
                                              earlier retirement                                               and AMVESCAP PLC
                                              or removal.                                                      (investment
                                                                                                               managers)

John Winthrop (67)             Trustee        Trustee since       President, John Winthrop & Co., Inc.         None
One North Adgers Wharf,                       September, 2000.    (private investment firm)
Charleston, SC 29401                          Serves until a
                                              successor trustee
                                              is elected or
                                              earlier retirement
                                              or removal.

FUND OFFICERS

                               POSITION HELD  TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
NAME AND AGE                   WITH THE FUND  LENGTH OF SERVICE   PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  HELD BY THIS TRUSTEE
Dorothy E. Bourassa (56)       Secretary      Since November,     Secretary of PIM-USA; Senior Vice            None
                                              2000.               President-Legal of Pioneer; and
                                              Serves at the       Secretary/Clerk of most of PIM-USA's
                                              discretion of       subsidiaries since October 2000; Secretary
                                              board               of all of the Pioneer Funds since September
                                                                  2003 (Assistant Secretary from November
                                                                  2000 to September 2003); and Senior
                                                                  Counsel, Assistant Vice President and
                                                                  Director of Compliance of PIM-USA from
                                                                  April 1998 through October 2000

Christopher J. Kelley (39)     Assistant      Serves at the       Assistant Vice President and Senior Counsel  None
                               Secretary      discretion of       of Pioneer since July 2002; Vice President
                                              board               and Senior Counsel of BISYS Fund Services,
                                                                  Inc. (April 2001 to June 2002); Senior Vice
                                                                  President and Deputy General Counsel of
                                                                  Funds Distributor, Inc. (July 2000 to April
                                                                  2001; Vice President and Associate General
                                                                  Counsel from July 1996 to July 2000);
                                                                  Assistant Secretary of all of the Pioneer
                                                                  Funds since September 2003

David C. Phelan (46)           Assistant      Serves at the       Partner, Hale and Dorr LLP; Assistant        None
                               Secretary      discretion of       Secretary of all of the Pioneer Funds since
                                              board               September 2003

Vincent Nave (58)              Treasurer      Since November,     Vice President-Fund Accounting,              None
                                              2000.               Administration and Custody Services of
                                              Serves at the       Pioneer (Manager from September 1996 to
                                              discretion of       February 1999); and Treasurer of all of the
                                              board               Pioneer Funds (Assistant Treasurer from
                                                                  June 1999 to November 2000)

Luis I. Presutti (38)          Assistant      Since November,     Assistant Vice President-Fund Accounting,    None
                               Treasurer      2000.               Administration and Custody Services of
                                              Serves at the       Pioneer (Fund Accounting Manager from 1994
                                              discretion of       to 1999); and Assistant Treasurer of all of
                                              board               the Pioneer Funds since November 2000

FUND OFFICERS

                               POSITION HELD  TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
NAME AND AGE                   WITH THE FUND  LENGTH OF SERVICE   PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  HELD BY THIS TRUSTEE
Gary Sullivan (45)             Assistant      Since May, 2002.    Fund Accounting Manager-Fund Accounting,     None
                               Treasurer      Serves at the       Administration and Custody Services of
                                              discretion of       Pioneer; and Assistant Treasurer of all of
                                              board               the Pioneer Funds since May 2002

Katharine Kim Sullivan (30)    Assistant      Serves at the       Fund Administration Manager-Fund             None
                               Treasurer      discretion of       Accounting, Administration and Custody
                                              board.              Services since June 2003; Assistant Vice
                                                                  President-Mutual Fund Operations of State
                                                                  Street Corporation from June 2002 to June
                                                                  2003 (formerly Deutsche Bank Asset
                                                                  Management); Pioneer Fund Accounting,
                                                                  Administration and Custody Services (Fund
                                                                  Accounting Manager from August 1999 to May
                                                                  2002, Fund Accounting Services Supervisor
                                                                  from 1997 to July 1999); Assistant
                                                                  Treasurer of all of the Pioneer Funds since
                                                                  September 2003

                            THIS PAGE FOR YOUR NOTES.

                            THIS PAGE FOR YOUR NOTES.

[PIONEER INVESTMENTS(R) LOGO]


                                                                   14692-00-0204

[PIONEER INVESTMENTS(R) LOGO]


PIONEER VARIABLE CONTRACTS TRUST

PIONEER VALUE VCT PORTFOLIO -- CLASS II SHARES


ANNUAL REPORT

DECEMBER 31, 2003

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer Value VCT Portfolio

   Portfolio and Performance Update                            2

   Portfolio Management Discussion                             3

   Schedule of Investments                                     4

   Financial Statements                                        7

   Notes to Financial Statements                              11

   Report of Independent Auditors                             14

   Trustees, Officers and Service Providers                   15

PIONEER VALUE VCT PORTFOLIO                     PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/03

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                                        94.3%
Depositary Receipts for International Stocks               4.7%
International Common Stocks                                1.0%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Financials                              29.7%
Energy                                  13.8%
Industrials                             11.0%
Consumer Discretionary                   9.7%
Health Care                              8.7%
Information Technology                   8.5%
Materials                                6.3%
Telecommunication Services               5.3%
Consumer Staples                         5.3%
Utilities                                1.7%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. Citigroup, Inc.                      5.01%
   2. Bank of America Corp.                2.78
   3. Exxon Mobil Corp.                    2.51
   4. Freddie Mac                          2.39
   5. Time Warner, Inc.                    2.39

PRICES AND DISTRIBUTIONS--CLASS II SHARES

                                          12/31/03         5/1/03
Net Asset Value per Share                 $  12.04        $  10.00

DISTRIBUTIONS PER SHARE                                SHORT-TERM      LONG-TERM
(5/1/03 - 12/31/03)                     DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                        $    -         $    -          $    -

PERFORMANCE OF A $10,000 INVESTMENT--CLASS II SHARES

The following chart shows the change in value of an investment made in PIONEER VALUE VCT PORTFOLIO at net asset value, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                    PIONEER VALUE      RUSSELL 1000
                    VCT PORTFOLIO*     VALUE INDEX
  5/1/2003                $ 10,000         $ 10,000
12/31/2003                $ 11,633         $ 11,800

The Russell 1000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2003)

NET ASSET VALUE*

Life-of-Class
(5/1/03)                        20.40%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. This Portfolio report must be preceded or accompanied by a variable contract separate account report for the contracts through which the Portfolio is available. The separate account's report contains Portfolio performance net of any contract fees, expenses or sales charges.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or redemption of shares.

PIONEER VALUE VCT PORTFOLIO                     PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/03

For Pioneer Value VCT Portfolio's first annual report to shareowners, portfolio manager J. Rodman Wright describes the economic background and investment strategies that have affected results for the Portfolio since it began operating in May.

Q: HOW DID THE PORTFOLIO PERFORM DURING ITS FIRST EIGHT MONTHS OF OPERATION?

A: From its inception on May 1, 2003, through yearend, Class II shares of the Portfolio returned 20.40% at net asset value. That result trailed the 25.62% return on the Russell 1000 Value Index, the Portfolio's benchmark, for the period from April 30, 2003 through December 31, 2003.

   Results for this eight-month period were very positive, although the market's more speculative tone relative to ours caused returns to lag the benchmark. As often happens early in an economic recovery, stocks that had declined the most - typically smaller, lower quality issues - rebounded the fastest; our benchmark index contains several companies of that kind. Meanwhile, large, high-quality companies of the type we invest in also moved up, but less dramatically.

Q: WHICH SECTORS OR STOCKS HAD THE GREATEST IMPACT ON RESULTS?

A: Industrial companies, especially metals producers, delivered favorable results. As recovering world economies drove demand, Freeport-McMoRan and Alcoa were beneficiaries.

   In the consumer-discretionary sector, we bought Sears after its stock fell following a series of missteps. Sears has since begun turning itself around. Sale of the credit-card unit brought more money than expected, and the purchase of catalogue-merchant Land's End gave Sears access to higher quality goods while opening a new distribution channel for Land's End. Sears has also announced a share-repurchase program.

   Energy was another area of good performance. We were overweight compared to our benchmark in this sector, and our energy selections also outperformed those in the benchmark. Suncor Energy, which extracts oil from Canada's vast oil-bearing sand deposits, or shale, was an outstanding performer. High oil prices brought profits despite the high fixed costs associated with the extraction process. Overweight positions in U.S.-based Anadarko and Occidental Petroleum, a more integrated global company, also boosted returns, as both stocks rose. Our limited exposure to underperforming ExxonMobil was also beneficial.

Q: WHICH AREAS HELD BACK RESULTS?

A: In technology, we were overweighted compared to our benchmark in the weak software sector, but underweight in the better-performing hardware area. Inadequate exposure to semiconductor stocks, which rose sharply late in the year, also hurt relative returns. In financial services, good stock selection was not enough to make up for being underweighted in banks and diversified financial companies, and results were generally disappointing among insurance stocks. In health care, large pharmaceutical companies, including Pfizer and Merck performed poorly.

Q: WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND FOR VALUE STOCKS OVER THE NEXT
   SEVERAL MONTHS?

A: We are optimistic on the overall economy, which is still benefiting from historically low interest rates and huge tax cuts. Despite the market's substantial rise over the last nine months, we are still finding attractive values. Corporate earnings seem likely to expand further, but some of that earnings potential may already be reflected in stock prices. In that case, the market may pause to let earnings catch up to expectations.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE RELIZED.

[SIDENOTE]

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER VALUE VCT PORTFOLIO                     PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/03

    SHARES                                                                            VALUE
             COMMON STOCKS - 97.1%
             ENERGY - 13.4%
             INTEGRATED OIL & GAS - 7.4%
       174   BP Amoco Plc (A.D.R.)                                          $         8,587
       265   ChevronTexaco Corp.                                                     22,893
       529   ConocoPhillips                                                          34,687
     1,008   Exxon Mobil Corp.                                                       41,328
       446   Occidental Petroleum Corp.                                              18,839
                                                                            ---------------
                                                                            $       126,334
                                                                            ---------------

             OIL & GAS DRILLING - 2.5%
       615   ENSCO International, Inc.                                      $        16,710
       215   Nabors Industries, Inc.*                                                 8,923
       702   Transocean Offshore, Inc.*                                              16,855
                                                                            ---------------
                                                                            $        42,488
                                                                            ---------------

             OIL & GAS EXPLORATION & PRODUCTION - 3.5%
       330   Anadarko Petroleum Corp.                                       $        16,833
       239   Devon Energy Corp.                                                      13,685
     1,140   Suncor Energy, Inc.                                                     28,568
                                                                            ---------------
                                                                            $        59,086
                                                                            ---------------
             TOTAL ENERGY                                                   $       227,908
                                                                            ---------------

             MATERIALS - 6.2%
             ALUMINUM - 0.6%
       266   Alcoa, Inc.                                                    $        10,108
                                                                            ---------------

             COMMODITY CHEMICALS - 1.5%
       222   Air Products & Chemicals, Inc.                                 $        11,728
       288   E.I. du Pont de Nemours and Co.                                         13,216
                                                                            ---------------
                                                                            $        24,944
                                                                            ---------------

             DIVERSIFIED CHEMICALS - 0.9%
       222   PPG Industries, Inc.                                           $        14,212
                                                                            ---------------

             DIVERSIFIED METALS & MINING - 1.6%
       417   Freeport-McMoRan Copper &
             Gold, Inc. (Class B)                                           $        17,568
       134   Phelps Dodge Corp.*                                                     10,196
                                                                            ---------------
                                                                            $        27,764
                                                                            ---------------

             METAL & GLASS CONTAINERS - 0.8%
       223   Ball Corp.                                                     $        13,284
                                                                            ---------------

             PAPER PRODUCTS - 0.8%
       222   Weyerhaeuser Co.                                               $        14,208
                                                                            ---------------
             TOTAL MATERIALS                                                $       104,520
                                                                            ---------------

             CAPITAL GOODS - 5.5%
             AEROSPACE & DEFENSE - 1.0%
       182   Northrop Grumman Corp.                                         $        17,399
                                                                            ---------------

             INDUSTRIAL CONGLOMERATES - 4.5%
       330   Donaldson Co., Inc.                                            $        19,523
       109   Parker Hannifin Corp.                                                    6,486
     1,050   Tyco International, Ltd.                                                27,825
       230   United Technologies Corp.                                               21,797
                                                                            ---------------
                                                                            $        75,631
                                                                            ---------------
             TOTAL CAPITAL GOODS                                            $        93,030
                                                                            ---------------

             COMMERCIAL SERVICES & SUPPLIES - 1.8%
             ENVIRONMENTAL SERVICES - 1.8%
     1,044   Waste Management, Inc.                                         $        30,902
                                                                            ---------------
             TOTAL COMMERCIAL SERVICES & SUPPLIES                           $        30,902
                                                                            ---------------

             TRANSPORTATION - 3.3%
             AIRLINES - 0.6%
       700   Southwest Airlines Co.                                         $        11,298
                                                                            ---------------

             RAILROADS - 1.7%
       218   Canadian National Railway Co.                                  $        13,795
       218   Union Pacific Corp.                                                     15,147
                                                                            ---------------
                                                                            $        28,942
                                                                            ---------------

             TRUCKING - 1.0%
       220   United Parcel Service                                          $        16,401
                                                                            ---------------
             TOTAL TRANSPORTATION                                           $        56,641
                                                                            ---------------

             HOTELS, RESTAURANTS & LEISURE - 1.9%
             RESTAURANTS - 1.9%
     1,315   McDonald's Corp.                                               $        32,651
                                                                            ---------------
             TOTAL HOTELS, RESTAURANTS & LEISURE                            $        32,651
                                                                            ---------------

             MEDIA - 7.3%
             BROADCASTING & CABLE TV - 2.7%
       345   Clear Channel Communications, Inc.                             $        16,156
       547   Comcast Corp.*                                                          17,980
       305   Cox Communications, Inc.*                                               10,507
                                                                            ---------------
                                                                            $        44,643
                                                                            ---------------

             MOVIES & ENTERTAINMENT - 3.7%
     2,188   Time Warner, Inc.*                                             $        39,362
       526   Viacom, Inc. (Class B)                                                  23,344
                                                                            ---------------
                                                                            $        62,706
                                                                            ---------------

             PUBLISHING - 0.9%
       177   Gannett Co.                                                    $        15,781
                                                                            ---------------
             TOTAL MEDIA                                                    $       123,130
                                                                            ---------------

             RETAILING - 0.3%
             GENERAL MERCHANDISE STORES - 0.3%
       100   Sears, Roebuck and Co.                                         $         4,549
                                                                            ---------------
             TOTAL RETAILING                                                $         4,549
                                                                            ---------------

             FOOD & DRUG RETAILING - 1.9%
             FOOD RETAIL - 1.9%
       434   Kraft Foods, Inc.                                              $        13,984
       594   Kroger Co.*                                                             10,995
        27   Nestle SA (Registered Shares)                                            6,735
                                                                            ---------------
                                                                            $        31,714
                                                                            ---------------
             TOTAL FOOD & DRUG RETAILING                                    $        31,714
                                                                            ---------------

             FOOD, BEVERAGE & TOBACCO - 2.3%
             PACKAGED FOODS & MEATS - 1.1%
       875   Sara Lee Corp.                                                 $        18,996
                                                                            ---------------

   The accompanying notes are an integral part of these financial statements.

    SHARES                                                                            VALUE
             SOFT DRINKS - 1.2%
       436   PepsiCo, Inc.                                                  $        20,326
                                                                            ---------------
             TOTAL FOOD, BEVERAGE & TOBACCO                                 $        39,322
                                                                            ---------------

             HOUSEHOLD & PERSONAL PRODUCTS - 0.9%
             PERSONAL PRODUCTS - 0.9%
       262   Kimberly-Clark Corp.                                           $        15,482
                                                                            ---------------
             TOTAL HOUSEHOLD & PERSONAL PRODUCTS                            $        15,482
                                                                            ---------------

             HEALTH CARE EQUIPMENT & SERVICES - 4.0%
             HEALTH CARE DISTRIBUTORS - 0.6%
       195   Johnson & Johnson                                              $        10,074
                                                                            ---------------

             HEALTH CARE FACILITIES - 2.2%
       808   HCA, Inc.                                                      $        34,712
       121   Tenet Healthcare Corp.*                                                  1,942
                                                                            ---------------
                                                                            $        36,654
                                                                            ---------------

             MANAGED HEALTH CARE - 1.2%
       214   Wellpoint Health Networks, Inc.*                               $        20,756
                                                                            ---------------
             TOTAL HEALTH CARE EQUIPMENT & SERVICES                         $        67,484
                                                                            ---------------

             PHARMACEUTICALS & BIOTECHNOLOGY - 4.5%
             PHARMACEUTICALS - 4.5%
       654   Merck & Co., Inc.                                              $        30,215
       760   Pfizer, Inc.                                                            26,851
     1,047   Schering-Plough Corp.                                                   18,207
                                                                            ---------------
                                                                            $        75,273
                                                                            ---------------
             TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                          $        75,273
                                                                            ---------------

             BANKS - 12.1%
             DIVERSIFIED BANKS - 7.7%
       569   Bank of America Corp.                                          $        45,765
       391   Charter One Financial, Inc.                                             13,509
       262   Fleet Boston Financial Corp.                                            11,436
       942   U.S. Bancorp                                                            28,053
       525   Wells Fargo & Co.                                                       30,917
                                                                            ---------------
                                                                            $       129,680
                                                                            ---------------

             REGIONAL BANKS - 0.5%
       219   North Fork Bancorporation, Inc.                                $         8,863
                                                                            ---------------

             THRIFTS & MORTGAGE FINANCE - 3.9%
       277   Countrywide Financial Corp.                                    $        21,010
       675   Freddie Mac                                                             39,366
       155   Washington Mutual, Inc.                                                  6,219
                                                                            ---------------
                                                                            $        66,595
                                                                            ---------------
             TOTAL BANKS                                                    $       205,138
                                                                            ---------------

             DIVERSIFIED FINANCIALS - 10.5%
             ASSET MANAGEMENT & CUSTODY BANKS - 1.2%
       634   The Bank of New York Co., Inc.                                 $        20,998
                                                                            ---------------

             CONSUMER FINANCE - 0.9%
       310   American Express Co.                                           $        14,951
                                                                            ---------------

             INVESTMENT BANKING & BROKERAGE - 3.5%
       194   Goldman Sachs Group, Inc.                                      $        19,154
       264   Lehman Brothers Holdings, Inc.                                          20,386
       349   Merrill Lynch & Co., Inc.                                               20,469
                                                                            ---------------
                                                                            $        60,009
                                                                            ---------------

             DIVERSIFIED FINANCIAL SERVICES - 4.9%
     1,697   Citigroup, Inc.                                                $        82,372
                                                                            ---------------
             TOTAL DIVERSIFIED FINANCIALS                                   $       178,330
                                                                            ---------------

             INSURANCE - 6.2%
             INSURANCE BROKERS - 1.0%
       356   Marsh & McLennan Co., Inc.                                     $        17,049
                                                                            ---------------

             MULTI-LINE INSURANCE - 1.4%
       350   American International Group, Inc.                             $        23,198
                                                                            ---------------

             PROPERTY & CASUALTY INSURANCE - 3.8%
       171   Ambac Financial Group, Inc.                                    $        11,866
       330   Allstate Corp.                                                          14,197
        11   Berkshire Hathaway, Inc. (Class B)*                                     30,965
       110   Chubb Corp.                                                              7,491
                                                                            ---------------
                                                                            $        64,519
                                                                            ---------------
             TOTAL INSURANCE                                                $       104,766
                                                                            ---------------

             SOFTWARE & SERVICES - 2.8%
             APPLICATION SOFTWARE - 0.3%
       194   Microsoft Corp.                                                $         5,343
                                                                            ---------------

             DATA PROCESSING & OUTSOURCED SERVICES - 2.5%
       410   Automatic Data Processing, Inc.                                $        16,240
       634   First Data Corp.                                                        26,051
                                                                            ---------------
                                                                            $        42,291
                                                                            ---------------
             TOTAL SOFTWARE & SERVICES                                      $        47,634
                                                                            ---------------

             TECHNOLOGY HARDWARE & EQUIPMENT - 5.0%
             COMMUNICATIONS EQUIPMENT - 1.1%
     1,357   Motorola, Inc.                                                 $        19,093
                                                                            ---------------

             COMPUTER HARDWARE - 2.6%
     1,661   Hewlett-Packard Co.                                            $        38,153
        67   IBM Corp.                                                                6,210
                                                                            ---------------
                                                                            $        44,363
                                                                            ---------------

             ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.3%
       746   Koninklijke Philips Electronics                                $        21,701
                                                                            ---------------
             TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                          $        85,157
                                                                            ---------------

             SEMICONDUCTORS - 0.4%
       105   Intel Corp.                                                    $         3,381
       128   Texas Instruments, Inc.                                                  3,761
                                                                            ---------------
                                                                            $         7,142
                                                                            ---------------
             TOTAL SEMICONDUCTORS                                           $         7,142
                                                                            ---------------

   The accompanying notes are an integral part of these financial statements.

    SHARES                                                                            VALUE
             TELECOMMUNICATION SERVICES - 5.1%
             INTEGRATED TELECOMMUNICATION
             SERVICES - 3.4%
       480   Alltel Corp.                                                   $        22,358
       809   AT&T Corp.                                                              16,423
       658   BellSouth Corp.                                                         18,621
                                                                            ---------------
                                                                            $        57,402
                                                                            ---------------
             WIRELESS TELECOMMUNICATION
             SERVICES - 1.7%
     1,830   AT&T Wireless Services, Inc.*                                  $        14,622
     4,102   Vodafone Group Plc                                                      10,131
       193   Vodafone Group Plc (A.D.R.)                                              4,833
                                                                            ---------------
                                                                            $        29,586
                                                                            ---------------
             TOTAL TELECOMMUNICATION SERVICES                               $        86,988
                                                                            ---------------
             UTILITIES - 1.7%
             ELECTRIC UTILITIES - 1.7%
       436   Dominion Resources, Inc.                                       $        27,830
                                                                            ---------------
             TOTAL UTILITIES                                                $        27,830
                                                                            ---------------
             TOTAL INVESTMENT IN SECURITIES - 97.1%
             (Cost $1,506,791)                                              $     1,645,591
                                                                            ---------------
             OTHER ASSETS AND LIABILITIES - 2.9%                            $        49,867
                                                                            ---------------
             TOTAL NET ASSETS - 100.0%                                      $     1,695,458
                                                                            ===============

*        Non-income producing security
(A.D.R.) American depositary receipt

   The accompanying notes are an integral part of these financial statements.

PIONEER VALUE VCT PORTFOLIO                     PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS 12/31/03

                                                                                      5/1/03
                                                                                        TO
CLASS II (a)                                                                         12/31/03
Net asset value, beginning of period                                               $      10.00
                                                                                   ------------
Increase (decrease) from investment operations:
   Net investment income                                                           $       0.01
   Net realized and unrealized gain (loss) on investments and foreign
     currency transactions                                                                 2.03
                                                                                   ------------
    Net increase (decrease) from investment operations                             $       2.04
                                                                                   ------------
Distributions to shareowners:
   Net investment income                                                                      -
   Net realized gain                                                                          -
                                                                                   ------------
Net increase (decrease) in net asset value                                         $       2.04
                                                                                   ------------
Net asset value, end of period                                                     $      12.04
                                                                                   ------------
Total return*                                                                             20.40%
Ratio of net expenses to average net assets                                                1.50%**
Ratio of net investment income to average net assets                                       0.27%**
Portfolio turnover rate                                                                    24.2%
Net assets, end of period (in thousands)                                           $      1,695
Ratios with no waiver of management fees and assumption of expenses by PIM:
   Net expenses                                                                           10.93%**
   Net investment loss                                                                    (9.16)%**
Ratios with waiver of management fees and assumption of expenses by PIM:
   Net expenses                                                                            1.50%**
   Net investment income                                                                   0.27%**

(a) Class II shares were first publicly offered on May 1, 2003.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER VALUE VCT PORTFOLIO                     PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF ASSETS AND LIABILITIES 12/31/03

                                                                                     PIONEER
                                                                                      VALUE
                                                                                   VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (cost $1,506,791)                             $  1,645,591
  Cash                                                                                  152,725
  Futures collateral
  Foreign currencies, at value                                                                -
  Receivables -
   Investment securities sold                                                                 -
   Fund shares sold                                                                         318
   Variation margin                                                                           -
   Dividends, interest and foreign taxes withheld                                         1,888
   Forward foreign currency settlement contracts, net                                         -
   Forward foreign currency portfolio hedge contracts, open-net                               -
   Due from Pioneer Investment Management, Inc.                                          25,125
  Other                                                                                   2,020
                                                                                   ------------
     Total assets                                                                  $  1,827,667
                                                                                   ------------
LIABILITIES:
  Payables -
   Investment securities purchased                                                 $    108,436
   Fund shares repurchased                                                                    -
   Dividends                                                                                  -
   Upon return of securities loaned                                                           -
   Forward foreign currency settlement contracts, net                                         -
   Forward foreign currency portfolio hedge contracts, open-net                               -
   Variation margin                                                                           -
  Due to bank                                                                                 -
  Due to affiliates                                                                         320
  Accrued expenses                                                                       23,453
  Other                                                                                       -
                                                                                   ------------
      Total liabilities                                                            $    133,209
                                                                                   ------------
NET ASSETS:
  Paid-in capital                                                                  $  1,557,445
  Accumulated undistributed net investment income                                         1,075
  Accumulated net realized loss                                                          (1,864)
  Net unrealized gain on:
   Investments                                                                          138,800
   Futures contracts                                                                          -
   Forward foreign currency contracts and other assets                                        -
     and liabilities denominated in foreign currencies                                        2
  Other                                                                                       -
                                                                                   ------------
      Total net assets                                                             $  1,695,458
                                                                                   ------------
NET ASSET VALUE PER SHARE:
  CLASS II:
  (Unlimited number of shares authorized)
   Net assets                                                                      $  1,695,458
   Shares outstanding                                                                   140,844
                                                                                   ------------
   Net asset value per share                                                       $      12.04
                                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM 5/1/03 (COMMENCEMENT OF OPERATIONS) TO 12/31/03

                                                                                     PIONEER
                                                                                      VALUE
                                                                                  VCT PORTFOLIO
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $28)                                 $      7,112
  Interest                                                                                  116
  Income on securities loaned, net                                                            -
  Other                                                                                       -
                                                                                   ------------
     Total investment income                                                       $      7,228
                                                                                   ------------
EXPENSES:
  Management fees                                                                  $      3,067
  Transfer agent fees                                                                         -
  Distribution fees (Class II)                                                            1,022
  Administrative fees                                                                         -
  Custodian fees                                                                         17,807
  Professional fees                                                                      18,600
  Printing                                                                                1,845
  Fees and expenses of nonaffiliated trustees                                               350
  Miscellaneous                                                                           2,005
                                                                                   ------------
     Total expenses                                                                $     44,696
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                            (38,563)
     Net expenses                                                                  $      6,133
                                                                                   ------------
        Net investment income (loss)                                               $      1,095
                                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss from:
   Investments                                                                     $     (1,864)
   Futures contracts                                                                          -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                             $       (175)
                                                                                   ------------
                                                                                   $     (2,039)
                                                                                   ------------
  Change in net unrealized gain from:
   Investments                                                                     $    138,800
   Futures contracts                                                                          -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                             $          2
                                                                                   ------------
                                                                                   $    138,802
                                                                                   ------------
  Net gain on investments, futures contracts and foreign currency
   transactions                                                                    $    136,763
                                                                                   ------------
  Net increase in net assets resulting from operations                             $    137,858
                                                                                   ============

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD FROM 5/1/03 (COMMENCEMENT OF OPERATIONS) TO 12/31/03

                                                                                  PIONEER VALUE
                                                                                  VCT PORTFOLIO

                                                                                      5/1/03
                                                                                        TO
                                                                                     12/31/03
FROM OPERATIONS:
Net investment income                                                              $      1,095
Net realized gain (loss) on investments                                                  (2,039)
Change in net unrealized gain or loss on investments, futures
   contracts and foreign currency transactions                                          138,802
                                                                                   ------------
     Net increase (decrease) in net assets resulting from operations               $    137,858
                                                                                   ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class I                                                                         $          -
   Class II                                                                                   -
Net realized gain
   Class I                                                                                    -
   Class II                                                                                   -
 Tax return of Capital
   Class I                                                                                    -
   Class II                                                                                   -
                                                                                   ------------
     Total distributions to shareowners                                            $          -
                                                                                   ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                   $  1,646,040
Reinvestment of distributions                                                                 -
Cost of shares repurchased                                                              (88,440)
                                                                                   ------------
     Net increase in net assets resulting from fund share transactions             $  1,557,600
                                                                                   ------------
     Net increase in net assets                                                    $  1,695,458
                                                                                   ------------
NET ASSETS:
Beginning of period                                                                           -
                                                                                   ------------
End of period                                                                      $  1,695,458
                                                                                   ============
Accumulated undistributed net investment income, end of period                     $      1,075
                                                                                   ============

   The accompanying notes are an integral part of these financial statements.

PIONEER VALUE VCT

NOTES TO FINANCIAL STATEMENTS 12/31/03

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The Pioneer Value VCT Portfolio (The Portfolio) is a Portfolio of the Pioneer Variable Contracts Trust (the Trust), which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of sixteen separate portfolios, fourteen of which issued both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I Shares
     only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only)

[The Value VCT Portfolio commenced operations on May 1, 2003.]

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The financial statements and financial highlights of all other portfolios are presented in separate books.

The investment objective of Value Portfolio is to seek capital appreciation.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. FUTURES CONTRACTS
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2003, Value Portfolio had no open contracts.

C. FOREIGN CURRENCY TRANSLATION
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. FORWARD FOREIGN CURRENCY CONTRACTS
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. TAXES
   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2003, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the Portfolio and are designed to present the portfolios' capital accounts on a tax basis.

                                   ACCUMULATED NET     ACCUMULATED
                                     INVESTMENT       REALIZED GAIN/
PORTFOLIO                           INCOME/(LOSS)          LOSS         PAID-IN CAPITAL
---------------------------------------------------------------------------------------
Value Portfolio                          (20)               175              (155)

   The following shows the components of distributable earnings on a federal income tax basis at December 31, 2003.

                                                      PIONEER VALUE
                                                      VCT PORTFOLIO
                                                           2003
-------------------------------------------------------------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income                           $    2,543
Undistributed long-term gain/(capital
  loss carryforward)                                             -
Unrealized appreciation (depreciation)                     135,470
                                                        ==========
  Total                                                 $  138,013
                                                        ==========

   There were no distributions paid during the period ended December 31, 2003.

   The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral on wash sales.

F. PORTFOLIO SHARES
   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $246,661 in commissions on the sale of Trust shares for the period ended December 31, 2003. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. SECURITIES LENDING
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The

   Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. REPURCHASE AGREEMENTS
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT
PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.75% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2003, there was no payable to PIM related to management fees, administrative fees and certain other services.

Through December 31, 2003, PIM has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.50% of the average daily net assets attributable to Class II shares. As of December 31, 2003 there were no Class I shares outstanding.

3. TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $0 in transfer agent fees payable to PIMSS at December 31, 2003.

4. DISTRIBUTION PLANS
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $320 payable to PFD at December 31, 2003.

5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION
At December 31, 2003, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                GROSS             GROSS        NET APPRECIATION/
                             TAX COST        APPRECIATION      DEPRECIATION      (DEPRECIATION)
------------------------------------------------------------------------------------------------
Value Portfolio            $  1,510,663       $  137,068         $  (2,140)        $  134,928

6. PORTFOLIO TRANSACTIONS
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the period ended December 31, 2003, were $1,670,750 and $162,095, respectively.

7. CAPITAL SHARES
At December 31, 2003, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                     '03 SHARES       '03 AMOUNT
-----------------------------------------------------------------
VALUE PORTFOLIO
CLASS II:
Shares sold                             148,910      $  1,646,041
Reinvestment of distributions                 -                 -
Shares repurchased                       (8,066)          (88,440)
                                     ----------------------------
  Net increase                          140,844      $  1,557,601
                                     ============================

PIONEER VALUE VCT PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND
THE CLASS II SHAREOWNERS OF PIONEER VALUE VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Value VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust") as of December 31, 2003, and the related statement of operations, the statement of changes in net assets and financial highlights for the period from May 1, 2003 (commencement of operations) to December 31, 2003. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Value VCT Portfolio of Pioneer Variable Contracts Trust at December 31, 2003, the results of its operations, the changes in its net assets and the financial highlights for the period from May 1, 2003 (commencement of operations) to December 31, 2003, in conformity with accounting principles generally accepted in the United States.

                                                     /s/ Ernst & Young LLP


Boston, Massachusetts
February 6, 2004

PIONEER VARIABLE CONTRACTS TRUST

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT AUDITORS
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS
The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Portfolio within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available online at pioneerfunds.com.

INTERESTED TRUSTEES

                              POSITION HELD           TERM OF OFFICE AND     PRINCIPAL OCCUPATION       OTHER DIRECTORSHIPS HELD
NAME AND AGE                  WITH THE FUND           LENGTH OF SERVICE      DURING PAST FIVE YEARS     BY THIS TRUSTEE
John F. Cogan, Jr. (77)*      Chairman of the Board,  Trustee since          Deputy Chairman and a      Director of Harbor Global
                              Trustee and President   1994. Serves until a   Director of Pioneer        Company, Ltd.
                                                      successor trustee is   Global Asset Management
                                                      elected or earlier     S.p.A. ("PGAM");
                                                      retirement or          Non-Executive Chairman
                                                      removal.               and a Director of Pioneer
                                                                             Investment Management USA
                                                                             Inc. ("PIM-USA");
                                                                             Chairman and a Director
                                                                             of Pioneer; Director of
                                                                             Pioneer Alternative
                                                                             Investment Management
                                                                             Limited (Dublin);
                                                                             President and a Director
                                                                             of Pioneer Alternative
                                                                             Investment Management
                                                                             (Bermuda) Limited and
                                                                             affiliated funds;
                                                                             President and Director of
                                                                             Pioneer Funds
                                                                             Distributor, Inc.
                                                                             ("PFD"); President of all
                                                                             of the Pioneer Funds; and
                                                                             Of Counsel (since 2000,
                                                                             partner prior to 2000),
                                                                             Hale and Dorr LLP
                                                                             (counsel to PIM-USA and
                                                                             the Pioneer Funds)

Osbert M. Hood (51)**         Trustee and Executive   Trustee since          President and Chief        None
                              Vice President          June, 2003. Serves     Executive Officer,
                                                      until a successor      PIM-USA since May, 2003
                                                      trustee is elected or  (Director since January,
                                                      earlier retirement or  2001); President and
                                                      removal.               Director of Pioneer since
                                                                             May 2003; Chairman and
                                                                             Director of Pioneer
                                                                             Investment Management
                                                                             Shareholder Services,
                                                                             Inc. ("PIMSS") since May
                                                                             2003; Executive Vice
                                                                             President of all of the
                                                                             Pioneer Funds since June
                                                                             2003; Executive Vice
                                                                             President and Chief
                                                                             Operating Officer of
                                                                             PIM-USA, November
                                                                             2000-May 2003; Executive
                                                                             Vice President, Chief
                                                                             Financial Officer and
                                                                             Treasurer, John Hancock
                                                                             Advisers, L.L.C., Boston,
                                                                             MA, November
                                                                             1999-November 2000;
                                                                             Senior Vice President and
                                                                             Chief Financial Officer,
                                                                             John Hancock Advisers,
                                                                             L.L.C., April 1997-
                                                                             November 1999

* Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

** Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

INDEPENDENT TRUSTEES

                              POSITION HELD           TERM OF OFFICE AND     PRINCIPAL OCCUPATION       OTHER DIRECTORSHIPS HELD
NAME, AGE AND ADDRESS         WITH THE FUND           LENGTH OF SERVICE      DURING PAST FIVE YEARS     BY THIS TRUSTEE
Mary K. Bush (55)             Trustee                 Trustee since          President, Bush            Director of Brady
3509 Woodbine Street,                                 September, 2000.       International              Corporation (industrial
Chevy Chase, MD 20815                                 Serves until a         (international financial   identification and
                                                      successor trustee is   advisory firm)             specialty coated material
                                                      elected or earlier                                products manufacturer),
                                                      retirement or                                     Millenium Chemicals, Inc.
                                                      removal.                                          (commodity chemicals),
                                                                                                        Mortgage Guaranty
                                                                                                        Insurance Corporation, and
                                                                                                        R.J. Reynolds Tobacco
                                                                                                        Holdings, Inc. (tobacco)

Richard H. Egdahl, M.D. (77)  Trustee                 Trustee since 1995.    Alexander Graham Bell      None
Boston University Healthcare                          Serves until a         Professor of Health Care
Entrepreneurship Program,                             successor trustee is   Entrepreneurship, Boston
53 Bay State Road,                                    elected or earlier     University; Professor of
Boston, MA 02215                                      retirement or          Management, Boston
                                                      removal.               University School of
                                                                             Management; Professor of
                                                                             Public Health, Boston
                                                                             University School of
                                                                             Public Health; Professor
                                                                             of Surgery, Boston
                                                                             University School of
                                                                             Medicine; and University
                                                                             Professor, Boston
                                                                             University

Margaret B.W. Graham (56)     Trustee                 Trustee since          Founding Director, The     None
1001 Sherbrooke                                       September, 2000.       Winthrop Group, Inc.
Street West,                                          Serves until a         (consulting firm);
Montreal, Quebec, Canada                              successor trustee is   Professor of Management,
                                                      elected or earlier     Faculty of Management,
                                                      retirement or          McGill University
                                                      removal.

Marguerite A. Piret (55)      Trustee                 Trustee since 1995.    President and Chief        None
One Boston Place,                                     Serves until a         Executive Officer,
28th Floor,                                           successor trustee is   Newbury, Piret & Company,
Boston, MA 02108                                      elected or earlier     Inc.
                                                      retirement or          (investment banking firm)
                                                      removal.

Stephen K. West (75)          Trustee                 Trustee since 1995.    Senior Counsel, Sullivan   Director, The Swiss
125 Broad Street,                                     Serves until a         & Cromwell (law firm)      Helvetia Fund, Inc.
New York, NY 10004                                    successor trustee is                              (closed-end investment
                                                      elected or earlier                                company) and AMVESCAP PLC
                                                      retirement or                                     (investment managers)
                                                      removal.

John Winthrop (67)            Trustee                 Trustee since          President, John Winthrop   None
One North Adgers Wharf,                               September, 2000.       & Co., Inc.
Charleston, SC 29401                                  Serves until a         (private investment firm)
                                                      successor trustee is
                                                      elected or earlier
                                                      retirement or
                                                      removal.

FUND OFFICERS

                              POSITION HELD           TERM OF OFFICE AND     PRINCIPAL OCCUPATION       OTHER DIRECTORSHIPS HELD
NAME AND AGE                  WITH THE FUND           LENGTH OF SERVICE      DURING PAST FIVE YEARS     BY THIS OFFICER
Dorothy E. Bourassa (56)      Secretary               Serves at the          Secretary of PIM-USA;      None
                                                      discretion of board    Senior Vice
                                                                             President-Legal of
                                                                             Pioneer; and
                                                                             Secretary/Clerk of most
                                                                             of PIM-USA's subsidiaries
                                                                             since October 2000;
                                                                             Secretary of all of the
                                                                             Pioneer Funds since
                                                                             September 2003 (Assistant
                                                                             Secretary from November
                                                                             2000 to September 2003);
                                                                             and Senior Counsel,
                                                                             Assistant Vice President
                                                                             and Director of
                                                                             Compliance of PIM-USA
                                                                             from April 1998 through
                                                                             October 2000

Christopher J. Kelley (39)    Assistant Secretary     Serves at the          Assistant Vice President   None
                                                      discretion of board    and Senior Counsel of
                                                                             Pioneer since July 2002;
                                                                             Vice President and Senior
                                                                             Counsel of BISYS Fund
                                                                             Services, Inc. (April
                                                                             2001 to June 2002);
                                                                             Senior Vice President and
                                                                             Deputy General Counsel of
                                                                             Funds Distributor, Inc.
                                                                             (July 2000 to April 2001;
                                                                             Vice President and
                                                                             Associate General Counsel
                                                                             from July 1996 to July
                                                                             2000); Assistant
                                                                             Secretary of all of the
                                                                             Pioneer Funds since
                                                                             September 2003

David C. Phelan (46)          Assistant Secretary     Serves at the          Partner, Hale and Dorr     None
                                                      discretion of board    LLP; Assistant Secretary
                                                                             of all of the Pioneer
                                                                             Funds since September
                                                                             2003

Vincent Nave (58)             Treasurer               Serves at the          Vice President-Fund        None
                                                      discretion of board    Accounting,
                                                                             Administration and
                                                                             Custody Services of
                                                                             Pioneer (Manager from
                                                                             September 1996 to
                                                                             February 1999); and
                                                                             Treasurer of all of the
                                                                             Pioneer Funds (Assistant
                                                                             Treasurer from June 1999
                                                                             to November 2000)

Luis I. Presutti (38)         Assistant Treasurer     Serves at the          Assistant Vice             None
                                                      discretion of board    President-Fund
                                                                             Accounting,
                                                                             Administration and
                                                                             Custody Services of
                                                                             Pioneer (Fund Accounting
                                                                             Manager from 1994 to
                                                                             1999); and Assistant
                                                                             Treasurer of all of the
                                                                             Pioneer Funds since
                                                                             November 2000

                              POSITION HELD           TERM OF OFFICE AND     PRINCIPAL OCCUPATION       OTHER DIRECTORSHIPS HELD
NAME AND AGE                  WITH THE FUND           LENGTH OF SERVICE      DURING PAST FIVE YEARS     BY THIS OFFICER
Gary Sullivan (45)            Assistant Treasurer     Serves at the          Fund Accounting            None
                                                      discretion of board    Manager-Fund Accounting,
                                                                             Administration and
                                                                             Custody Services of
                                                                             Pioneer; and Assistant
                                                                             Treasurer of all of the
                                                                             Pioneer Funds since May
                                                                             2002

Katharine Kim Sullivan (30)   Assistant Treasurer     Serves at the          Fund Administration        None
                                                      discretion of board.   Manager-Fund Accounting,
                                                                             Administration and
                                                                             Custody Services since
                                                                             June 2003; Assistant Vice
                                                                             President-Mutual Fund
                                                                             Operations of State
                                                                             Street Corporation from
                                                                             June 2002 to June 2003
                                                                             (formerly Deutsche Bank
                                                                             Asset Management);
                                                                             Pioneer Fund Accounting,
                                                                             Administration and
                                                                             Custody Services (Fund
                                                                             Accounting Manager from
                                                                             August 1999 to May 2002,
                                                                             Fund Accounting Services
                                                                             Supervisor from 1997 to
                                                                             July 1999); Assistant
                                                                             Treasurer of all of the
                                                                             Pioneer Funds since
                                                                             September 2003

                            THIS PAGE FOR YOUR NOTES.

                            THIS PAGE FOR YOUR NOTES.

                            THIS PAGE FOR YOUR NOTES.

[PIONEER INVESTMENTS(R) LOGO]


                                                                   14694-00-0204

[PIONEER INVESTMENTS(R) LOGO]


PIONEER VARIABLE CONTRACTS TRUST

PIONEER MID CAP VALUE VCT PORTFOLIO -- CLASS I SHARES


ANNUAL REPORT

DECEMBER 31, 2003

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer Mid Cap Value VCT Portfolio

  Portfolio and Performance Update                                    2

  Portfolio Management Discussion                                     3

  Schedule of Investments                                             4

  Financial Statements                                                7

  Notes to Financial Statements                                      11

  Report of Independent Auditors                                     15

  Trustees, Officers and Service Providers                           16

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/03

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                             90.6%
Temporary Cash Investments                      8.3%
Depositary Receipts for International Stocks    1.1%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Financials                      20.6%
Industrials                     16.1%
Health Care                     13.4%
Consumer Discretionary          11.7%
Materials                        8.8%
Information Technology           8.4%
Energy                           8.3%
Consumer Staples                 5.1%
Utilities                        4.7%
Telecommunication Services       2.9%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

  1. Foot Locker Inc.                                            2.82%
  2. Phelps Dodge Corp.                                          2.41
  3. CIGNA Corp.                                                 2.36
  4. American Standard Companies, Inc.                           2.23
  5. Telephone and Data Systems, Inc.                            2.18

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

PRICES AND DISTRIBUTIONS

                                                         12/31/03        12/31/02
Net Asset Value per Share                                $  20.47        $  14.94

DISTRIBUTIONS PER SHARE                                SHORT-TERM      LONG-TERM
(1/1/03 - 12/31/03)                     DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                        $  0.0567      $    -          $    -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER MID CAP VALUE VCT PORTFOLIO at net asset value, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                  PIONEER MID CAP VALUE VCT PORTFOLIO*     RUSSELL MIDCAP VALUE INDEX+
 3/31/1995                                    $ 10,000                        $ 10,000
                                              $ 11,819                        $ 12,263
                                              $ 13,596                        $ 14,748
12/31/1997                                    $ 16,952                        $ 19,812
                                              $ 16,271                        $ 20,820
12/31/1999                                    $ 18,407                        $ 20,799
                                              $ 21,721                        $ 24,789
12/31/2001                                    $ 23,130                        $ 25,369
                                              $ 20,537                        $ 22,920
12/31/2003                                    $ 28,234                        $ 31,641

+ Index comparison begins 2/28/95. The Russell Midcap Value Index measures the performance of the value-oriented stocks in the Russell Midcap Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2003)

NET ASSET VALUE*

Life-of-Class                   12.34%
(3/1/95)
5 Years                         11.64%
1 Year                          37.48%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/03

After worries about prolonged major combat in Iraq receded early in 2003, investors focused on the economy, where increasing evidence indicated that growth was accelerating and the economy finally was rebounding following three years of sluggish growth. Mid-cap value stocks participated in the general market rise, although smaller companies with more volatile earnings and stock prices tended to lead the market indexes. In the following interview, Rod Wright discusses the market environment and portfolio strategies during the 12 months ended December 31, 2003. Mr. Wright is responsible for day-to-day portfolio supervision of Pioneer Mid Cap Value VCT Portfolio.

Q: HOW DID THE PORTFOLIO PERFORM?

A: The Portfolio substantially outdistanced the overall market average, while slightly trailing the benchmark for mid-cap value stocks. For the 12 months ended December 31, 2003, the Portfolio's Class I shares had a total return of 37.48% at net asset value, while the Standard & Poor's 500 Index, a common index of the overall market, returned 28.67% and the Russell Midcap Value Index had a total return of 38.07%.

Q: WHAT WERE THE PRINCIPAL FACTORS THAT INFLUENCED PERFORMANCE DURING THE 12
   MONTHS?

A: Two major factors affected the market: Iraq and the economy. Worries about the possibility of war in Iraq held down stock performance early in 2003. However, when major combat operations in Iraq appeared to end quickly in March, investors turned their attention to the domestic economy, where growth was beginning to accelerate, helped by the stimulative monetary and fiscal policies of the federal government. The Federal Reserve Board assured investors that short-term interest rates would remain low, while Congress approved new tax cuts proposed by President Bush, adding liquidity to both the economy and the financial markets. Stock prices began climbing in March and continued their ascent through the end of 2003. While most stocks gained during the period, the greatest performance tended to occur among small-company stocks and stocks of companies most likely to benefit early in an economic recovery.

   In managing the Portfolio, we try to find good companies selling at attractive prices. We do not invest in stocks based on macroeconomic analysis or expectations for different sectors. Nevertheless, stocks in some sectors performed better than others. Our stock selections in industrials, basic materials and health care all helped performance. However, while the Portfolio's overall performance was excellent in absolute terms, our relatively conservative orientation did not help, particularly our underweight position in technology, where stocks in highly cyclical areas, such as semiconductors, rose dramatically. Performance was also held back by our emphasis on the energy sector. We anticipated correctly that oil and natural gas prices would remain high. Nevertheless, the stocks of these companies did not outperform in 2003. We remain invested in the energy sector.

Q: WHAT WERE SOME OF THE INDIVIDUAL HOLDINGS THAT PARTICULARLY AFFECTED
   PERFORMANCE DURING 2003?

A: Several health-care stocks performed extremely well. Manor Care, an exceptionally well-managed nursing-home operator, rose 79% during the year, while IVAX, a manufacturer of generic drugs, gained 96%, and Sybron Dental, which manufactures products used in dental and orthopedic treatment, gained 101%. Among our basic materials positions, Freeport-McMoRan rose by 160%. Phelps Dodge also had significant gains over the year, although we did not own this stock for the entire year. In the industrials sector, we had excellent performance from American Standard, which rose 48%, American Power Conversion, which appreciated 54%, Deere, which gained 41% and Cooper Industries, which rose 61%. In the retail industry, Sears Roebuck was up 89%, while Foot Locker gained 120%. Although we underweighted technology, we did have excellent performance from several tech companies. Amdocs, a transaction and billing processor specializing in the telecommunications services industry, gained 150%, while Symbol Technologies, a leader in developing secure systems for integrating hand-held devices with computer systems, rose 101%.

Q: WHAT IS YOUR INVESTMENT OUTLOOK FOR 2004?

A: We think that the economic outlook is good and corporate profits should continue to rise. However, our enthusiasm is tempered by our belief that most stock prices already reflect the improving conditions in the economy.

   We think that the stock market has the potential to produce another year of positive performance in 2004, although perhaps not matching the returns achieved in 2003. Individual security selection should become more important. We will continue to emphasize stock selection, based on our analysis of the fundamental strengths of individual companies in relation to their stock valuations.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE RELIZED.

[SIDENOTE]

Mid-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/03

      SHARES                                                               VALUE
              COMMON STOCKS - 97.5%
              ENERGY - 8.1%
              INTEGRATED OIL & GAS - 1.0%
      88,240  Occidental Petroleum Corp.                          $    3,727,258
                                                                  --------------
              OIL & GAS DRILLING - 3.3%
     105,915  ENSCO International, Inc.                           $    2,877,711
      76,430  Nabors Industries, Inc.*                                 3,171,845
     147,030  Transocean Offshore, Inc.*                               3,530,190
      82,335  Weatherford International, Inc.*                         2,964,060
                                                                  --------------
                                                                  $   12,543,806
                                                                  --------------
              OIL & GAS EXPLORATION & PRODUCTION - 2.2%
      58,461  Devon Energy Corp.                                  $    3,347,477
     164,685  Pioneer Natural Resources Co.*                           5,258,392
                                                                  --------------
                                                                  $    8,605,869
                                                                  --------------
              OIL & GAS REFINING MARKETING &
              TRANSPORTATION - 1.6%
      63,685  Sun Company, Inc.                                   $    3,257,488
      58,635  Valero Energy Corp.                                      2,717,146
                                                                  --------------
                                                                  $    5,974,634
                                                                  --------------
              TOTAL ENERGY                                        $   30,851,567
                                                                  --------------
              MATERIALS - 8.6%
              COMMODITY CHEMICALS - 1.2%
      88,245  Air Products & Chemicals, Inc.                      $    4,661,983
                                                                  --------------
              DIVERSIFIED CHEMICALS - 1.6%
      94,120  PPG Industries, Inc.                                $    6,025,562
                                                                  --------------
              DIVERSIFIED METALS & MINING - 3.4%
      94,130  Freeport-McMoRan
              Copper & Gold, Inc. (Class B)                       $    3,965,697
     117,585  Phelps Dodge Corp.*                                      8,947,043
                                                                  --------------
                                                                  $   12,912,740
                                                                  --------------
              METAL & GLASS CONTAINERS - 1.0%
      64,710  Ball Corp.                                          $    3,854,775
                                                                  --------------
              PAPER PRODUCTS - 0.6%
      70,600  Meadwestvaco Corp.                                  $    2,100,350
                                                                  --------------
              PRECIOUS METALS & MINERALS - 0.8%
      63,145  Newmont Mining Corp.                                $    3,069,478
                                                                  --------------
              TOTAL MATERIALS                                     $   32,624,888
                                                                  --------------
              CAPITAL GOODS - 8.9%
              AEROSPACE & DEFENSE - 0.6%
      23,515  General Dynamics Corp.                              $    2,125,521
                                                                  --------------
              ELECTRICAL COMPONENT & EQUIPMENT - 3.0%
     129,365  American Power Conversion Corp.                     $    3,162,974
      82,325  Cooper Industries, Inc.                                  4,769,087
     205,890  Symbol Technologies, Inc.                                3,477,482
                                                                  --------------
                                                                  $   11,409,543
                                                                  --------------
              INDUSTRIAL CONGLOMERATES - 3.8%
      82,360  American Standard Companies, Inc.*                  $    8,293,652
      52,920  ITT Industries, Inc.                                     3,927,193
      40,000  Parker Hannifin Corp.                                    2,380,000
                                                                  --------------
                                                                  $   14,600,845
                                                                  --------------
              INDUSTRIAL MACHINERY - 1.5%
      23,540  Deere & Co.                                         $    1,531,277
      64,720  Ingersoll-Rand Co.                                       4,393,194
                                                                  --------------
                                                                  $    5,924,471
                                                                  --------------
              TOTAL CAPITAL GOODS                                 $   34,060,380
                                                                  --------------
              COMMERCIAL SERVICES & SUPPLIES - 5.2%
              DATA PROCESSING SERVICES - 0.7%
      99,960  Equifax, Inc.                                       $    2,449,020
                                                                  --------------
              COMMERCIAL PRINTING - 2.1%
     105,900  John H. Harland Co.                                 $    2,891,070
     170,540  R.R. Donnelly & Sons Co., Inc.                           5,141,781
                                                                  --------------
                                                                  $    8,032,851
                                                                  --------------
              DIVERSIFIED COMMERCIAL SERVICES - 1.0%
      70,610  H & R Block, Inc.                                   $    3,909,676
                                                                  --------------
              ENVIRONMENTAL SERVICES - 1.4%
     211,735  Republic Services, Inc.                             $    5,426,768
                                                                  --------------
              TOTAL COMMERCIAL SERVICES &
              SUPPLIES                                            $   19,818,315
                                                                  --------------
              TRANSPORTATION - 1.6%
              AIRLINES - 0.4%
      99,610  Southwest Airlines Co.                              $    1,607,705
                                                                  --------------
              RAILROADS - 1.2%
      70,580  Canadian National Railway Co.                       $    4,466,302
                                                                  --------------
              TOTAL TRANSPORTATION                                $    6,074,007
                                                                  --------------
              CONSUMER DURABLES & APPAREL - 2.5%
              APPAREL, ACCESSORIES & LUXURY GOODS - 1.0%
     211,710  The Limited Brands, Inc.                            $    3,817,131
                                                                  --------------
              LEISURE PRODUCTS - 1.5%
     305,830  Mattel, Inc.                                        $    5,893,344
                                                                  --------------
              TOTAL CONSUMER DURABLES & APPAREL                   $    9,710,475
                                                                  --------------
              HOTELS, RESTAURANTS & LEISURE - 3.1%
              RESTAURANTS - 3.1%
     100,000  Brinker International, Inc.*                        $    3,316,000
      58,785  Outback Steakhouse, Inc.                                 2,598,885
     176,405  Yum Brands, Inc.*                                        6,068,332
                                                                  --------------
              TOTAL HOTELS, RESTAURANTS & LEISURE                 $   11,983,217
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

      SHARES                                                               VALUE
              MEDIA - 1.4%
              ADVERTISING - 0.6%
      23,075  The Interpublic Group of Companies, Inc.*           $      359,970
      21,125  Omnicom Group                                            1,844,846
                                                                  --------------
                                                                  $    2,204,816
                                                                  --------------
              MOVIES & ENTERTAINMENT - 0.8%
     152,960  Regal Entertainment Group                           $    3,138,739
                                                                  --------------
              TOTAL MEDIA                                         $    5,343,555
                                                                  --------------
              RETAILING - 4.4%
              APPAREL RETAIL - 1.2%
     129,430  Jones Apparel Group, Inc.*                          $    4,559,819
                                                                  --------------
              GENERAL MERCHANDISE STORES - 0.4%
      35,380  Sears, Roebuck and Co.                              $    1,609,436
                                                                  --------------
              SPECIALTY STORES - 2.8%
     447,030  Foot Locker, Inc.                                   $   10,482,854
                                                                  --------------
              TOTAL RETAILING                                     $   16,652,109
                                                                  --------------
              FOOD & DRUG RETAILING - 5.0%
              DRUG RETAIL - 2.1%
     223,470  CVS Corp.                                           $    8,071,736
                                                                  --------------
              FOOD RETAIL - 2.1%
      82,380  Albertson's, Inc.                                   $    1,865,907
     235,290  ConAgra, Inc.                                            6,209,303
                                                                  --------------
                                                                  $    8,075,210
                                                                  --------------
              HYPERMARKETS & SUPERCENTERS - 0.8%
     123,470  BJ'S Wholesale Club, Inc.*                          $    2,834,871
                                                                  --------------
              TOTAL FOOD & DRUG RETAILING                         $   18,981,817
                                                                  --------------
              HEALTH CARE EQUIPMENT & SERVICES - 12.3%
              HEALTH CARE EQUIPMENT - 3.1%
     182,300  Apogent Technologies, Inc.*                         $    4,200,192
     152,905  Becton, Dickinson & Co.                                  6,290,512
      52,915  Sybron Dental Specialities*                              1,486,912
                                                                  --------------
                                                                  $   11,977,616
                                                                  --------------
              HEALTH CARE FACILITIES - 3.7%
     141,145  Manor Care, Inc.                                    $    4,879,383
      81,900  Tenet Healthcare Corp.*                                  1,314,495
     241,160  Triad Hospitals, Inc. *                                  8,023,393
                                                                  --------------
                                                                  $   14,217,271
                                                                  --------------
              HEALTH CARE SERVICES - 2.1%
     135,230  Laboratory Corporation of America
              Holdings*                                           $    4,996,749
      94,100  Lincare Holdings, Inc.*                                  2,825,823
                                                                  --------------
                                                                  $    7,822,572
                                                                  --------------
              MANAGED HEALTH CARE - 3.4%
     152,900  CIGNA Corp.                                         $    8,791,750
      43,545  Wellpoint Health Networks, Inc.*                         4,223,430
                                                                  --------------
                                                                  $   13,015,180
                                                                  --------------
              TOTAL HEALTH CARE
              EQUIPMENT & SERVICES                                $   47,032,639
                                                                  --------------
              PHARMACEUTICALS & BIOTECHNOLOGY - 0.7%
              PHARMACEUTICALS - 0.7%
     117,595  IVAX Corp.*                                         $    2,808,169
                                                                  --------------
              TOTAL PHARMACEUTICALS &
              BIOTECHNOLOGY                                       $    2,808,169
                                                                  --------------
              BANKS - 10.4%
              DIVERSIFIED BANKS - 1.1%
     125,602  Charter One Financial, Inc.                         $    4,339,549
                                                                  --------------
              REGIONAL BANKS - 5.2%
      57,785  Boston Private Financial Holdings, Inc.             $    1,435,379
     141,130  KeyCorp                                                  4,137,932
      58,865  Marshall & Ilsley Corp.                                  2,251,586
      47,005  North Fork Bancorporation, Inc.                          1,902,292
     105,840  SouthTrust Corp.                                         3,464,143
      70,575  TCF Financial Corp.                                      3,624,026
      47,050  Zions Bancorporation                                     2,885,577
                                                                  --------------
                                                                  $   19,700,935
                                                                  --------------
              THRIFTS & MORTGAGE FINANCE - 4.1%
      70,533  Countrywide Financial Corp.                         $    5,349,953
      70,575  GreenPoint Financial Corp.                               2,492,709
     205,860  The PMI Group, Inc.                                      7,664,168
                                                                  --------------
                                                                  $   15,506,830
                                                                  --------------
              TOTAL BANKS                                         $   39,547,314
                                                                  --------------
              DIVERSIFIED FINANCIALS - 4.7%
              CONSUMER FINANCE - 1.4%
      11,714  White Mountains Insurance Group, Ltd.               $    5,387,854
                                                                  --------------
              ASSET MANAGEMENT & CUSTODY BANKS - 1.0%
     135,290  Federated Investors, Inc.                           $    3,972,114
                                                                  --------------
              CONSUMER FINANCE - 0.4%
     124,700  Providian Financial Corp.*                          $    1,451,508
                                                                  --------------
              INVESTMENT BANKING & BROKERAGE - 1.9%
     111,800  A.G. Edwards, Inc.                                  $    4,050,514
     188,250  Investment Technology Group, Inc.*                       3,040,238
                                                                  --------------
                                                                  $    7,090,752
                                                                  --------------
              TOTAL DIVERSIFIED FINANCIALS                        $   17,902,228
                                                                  --------------
              INSURANCE - 5.0%
              INSURANCE BROKERS - 1.9%
     123,510  Platinum Underwriter Holdings, Ltd.                 $    3,705,300
      99,940  Willis Group Holdings, Ltd.                              3,404,956
                                                                  --------------
                                                                  $    7,110,256
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

      SHARES                                                               VALUE
              LIFE & HEALTH INSURANCE - 0.9%
      70,530  Jefferson - Pilot Corp.                             $    3,572,345
                                                                  --------------
              PROPERTY & CASUALTY INSURANCE - 2.2%
      58,805  Ambac Financial Group, Inc.                         $    4,080,479
     111,000  Safeco Corp.                                             4,321,230
                                                                  --------------
                                                                  $    8,401,709
                                                                  --------------
              TOTAL INSURANCE                                     $   19,084,310
                                                                  --------------
              SOFTWARE & SERVICES - 2.1%
              APPLICATION SOFTWARE - 0.5%
      88,245  Autodesk, Inc.                                      $    2,169,062
                                                                  --------------
              DATA PROCESSING & OUTSOURCED SERVICES - 1.6%
     141,130  The BISYS Group, Inc.*                              $    2,100,014
     141,129  SunGard Data Systems, Inc.*                              3,910,685
                                                                  --------------
                                                                  $    6,010,699
                                                                  --------------
              TOTAL SOFTWARE & SERVICES                           $    8,179,761
                                                                  --------------
              TECHNOLOGY HARDWARE & EQUIPMENT - 6.0%
              COMMUNICATIONS EQUIPMENT - 0.8%
     352,921  Tellabs, Inc.*                                      $    2,975,124
                                                                  --------------
              COMPUTER HARDWARE - 2.0%
     199,960  NCR Corp.*                                          $    7,758,448
                                                                  --------------
              COMPUTER STORAGE & PERIPHERALS - 1.5%
     111,800  Seagate Technology                                  $    2,113,020
     141,200  Storage Technology Corp.*                                3,635,900
                                                                  --------------
                                                                  $    5,748,920
                                                                  --------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.7%
     135,280  W.W. Grainger, Inc.                                 $    6,410,919
                                                                  --------------
              TOTAL TECHNOLOGY HARDWARE &
              EQUIPMENT                                           $   22,893,411
                                                                  --------------
              TELECOMMUNICATION SERVICES - 2.8%
              INTEGRATED TELECOMMUNICATION SERVICES - 2.8%
      58,865  Alltel Corp.                                        $    2,741,932
     129,430  Telephone and Data Systems, Inc.                         8,095,845
                                                                  --------------
                                                                  $   10,837,777
                                                                  --------------
              TOTAL TELECOMMUNICATION SERVICES                    $   10,837,777
                                                                  --------------
              UTILITIES - 4.6%
              ELECTRIC UTILITIES - 3.6%
      82,375  Constellation Energy Group                          $    3,225,805
      99,950  DTE Energy Co.                                           3,938,030
      64,715  Entergy Corp.                                            3,697,168
      99,979  PG&E Corp.*                                              2,776,417
                                                                  --------------
                                                                  $   13,637,420
                                                                  --------------
              GAS UTILITIES - 1.0%
     105,915  KeySpan Energy Corp.                                $    3,897,672
                                                                  --------------
              TOTAL UTILITIES                                     $   17,535,092
                                                                  --------------
              TOTAL COMMON STOCKS
              (Cost $303,626,086)                                 $  371,921,031
                                                                  --------------

   PRINCIPAL
      AMOUNT                                                               VALUE
              TEMPORARY CASH INVESTMENTS - 8.9%
              REPURCHASE AGREEMENT - 4.8%
$ 18,300,000  UBS Warburg, Inc., 0.73%,
              Dated 12/31/03, repurchase price of
              $18,300,000 plus accrued interest
              on 1/2/04 collateralized by
              $17,820,000 U.S. Treasury Bill,
              5.875%, 11/15/04.                                   $   18,300,000
                                                                  --------------

      SHARES
              SECURITY LENDING COLLATERAL - 4.1%
  15,456,654  Securities Lending Investment
              Fund, 1.02%                                         $   15,456,654
                                                                  --------------
              TOTAL TEMPORARY CASH
              INVESTMENTS
              (Cost $33,756,654)                                  $   33,756,654
                                                                  --------------
              TOTAL INVESTMENT IN
              SECURITIES - 106.4%
              (Cost $337,382,740)                                 $  405,677,685
                                                                  --------------
              OTHER ASSETS AND
              LIABILITIES - (6.4)%                                $  (24,320,514)
                                                                  --------------
              TOTAL NET ASSETS - 100.0%                           $  381,357,171
                                                                  ==============

* Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
CLASS I                                                      12/31/03       12/31/02       12/31/01       12/31/00       12/31/99
Net asset value, beginning of period                        $    14.94     $    17.35     $    17.79     $    16.26     $    14.49
                                                            ----------     ----------     ----------     ----------     ----------
Increase (decrease) from investment operations:
  Net investment income                                     $     0.14     $     0.07     $     0.07     $     0.13     $     0.13
  Net realized and unrealized gain (loss) on investments          5.45          (1.97)          1.06           2.62           1.77
                                                            ----------     ----------     ----------     ----------     ----------
   Net increase (decrease) from investment operations       $     5.59     $    (1.90)    $     1.13     $     2.75     $     1.90
Distributions to shareowners:
  Net investment income                                          (0.06)         (0.05)         (0.10)         (0.13)         (0.13)
  Net realized gain                                                 --          (0.46)         (1.47)         (1.09)            --
                                                            ----------     ----------     ----------     ----------     ----------
Net increase (decrease) in net asset value                  $     5.53     $    (2.41)    $    (0.44)    $     1.53     $     1.77
                                                            ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                              $    20.47     $    14.94     $    17.35     $    17.79     $    16.26
                                                            ==========     ==========     ==========     ==========     ==========
Total return*                                                    37.48%        (11.21)%         6.49%         18.00%         13.13%
Ratio of net expenses to average net assets+                      0.76%          0.80%          0.79%          0.77%          0.76%
Ratio of net investment income (loss) to average net
  assets+                                                         0.86%          0.46%          0.45%          0.63%          0.77%
Portfolio turnover rate                                             52%            68%            95%            85%            91%
Net assets, end of period (in thousands)                    $  170,237     $  120,687     $  128,340     $  111,466     $  120,526
Ratio with no waiver of management fees and assumption of
  expenses by PIM and no reduction for fees paid
  indirectly:
  Net expenses                                                    0.76%          0.80%          0.79%          0.77%          0.76%
  Net investment income (loss)                                    0.86%          0.46%          0.45%          0.63%          0.77%
Ratio with waiver of management fees and assumption of
  expenses
  by PIM and reduction for fees paid indirectly:
  Net expenses                                                    0.76%          0.80%          0.79%          0.77%          0.76%
  Net investment income (loss)                                    0.86%          0.46%          0.45%          0.63%          0.77%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+  Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF ASSETS AND LIABILITIES 12/31/03

                                                                                             PIONEER
                                                                                             MID CAP
                                                                                              VALUE
                                                                                          VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (including securities loaned of $15,029,876)
   (Cost $337,382,740)                                                                   $    405,677,685
  Cash                                                                                                  -
  Cash held as collateral for furtures contracts                                                        -
  Futures collateral                                                                                    -
  Foreign currencies, at value                                                                          -
  Receivables -
   Investment securities sold                                                                   1,244,282
   Fund shares sold                                                                               456,577
   Variation margin                                                                                     -
   Dividends, interest and foreign taxes withheld                                                 343,641
   Forward foreign currency settlement contracts, net                                                   -
   Forward foreign currency portfolio hedge contracts, open - net                                       -
   Due from Pioneer Investment Management, Inc.                                                         -
  Other                                                                                             3,480
                                                                                         ----------------
      Total assets                                                                       $    407,725,665
                                                                                         ----------------
LIABILITIES:
  Payables -
   Investment securities purchased                                                       $     10,014,290
   Fund shares repurchased                                                                        505,758
   Dividends                                                                                            -
   Upon return of securities loaned                                                            15,456,654
   Variation Margin                                                                                     -
   Forward foreign currency settlement contracts, net                                                   -
   Forward foreign currency portfolio hedge contracts, net                                              -
  Reserve for repartriation taxes                                                                       -
  Due to bank                                                                                      66,575
  Due to affiliates                                                                               278,822
  Accrued expenses                                                                                 46,395
  Other                                                                                                 -
                                                                                         ----------------
      Total liabilities                                                                  $     26,368,494
                                                                                         ----------------
NET ASSETS:
  Paid-in capital                                                                        $    307,670,961
  Accumulated net investment income (loss)                                                      1,779,281
  Accumulated undistributed net realized gain (loss)                                            3,611,984
  Net unrealized gain (loss) on:
   Investments                                                                                 68,294,945
   Futures contracts                                                                                    -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                                  -
                                                                                         ----------------
      Total net assets                                                                   $    381,357,171
                                                                                         ----------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
   Net assets                                                                            $    170,237,439
  Shares outstanding                                                                            8,315,885
                                                                                         ----------------
   Net asset value per share                                                             $          20.47
  CLASS II:
  (Unlimited number of shares authorized)
   Net assets                                                                            $    211,119,732
  Shares outstanding                                                                           10,389,233
                                                                                         ----------------
   Net asset value per share                                                             $          20.32

   The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF OPERATIONS

                                                                                             PIONEER
                                                                                          MID CAP VALUE
                                                                                          VCT PORTFOLIO

                                                                                               YEAR
                                                                                               ENDED
                                                                                             12/31/03
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $5,357)                                    $      3,767,913
  Interest                                                                                        122,801
  Income on securities loaned, net                                                                  8,170
  Other                                                                                                 -
                                                                                         ----------------
      Total investment income                                                            $      3,898,884
                                                                                         ----------------
EXPENSES:
  Management fees                                                                        $      1,575,711
  Transfer agent fees                                                                               2,748
  Distribution fees (Class II)                                                                    272,819
  Administrative fees                                                                              45,569
  Custodian fees                                                                                   70,486
  Professional fees                                                                                30,354
  Printing                                                                                         79,656
  Fees and expenses of nonaffiliated trustees                                                       5,465
  Miscellaneous                                                                                    12,592
                                                                                         ----------------
     Total expenses                                                                      $      2,095,400
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                                            -
                                                                                         ----------------
     Net expenses                                                                        $      2,095,400
                                                                                         ----------------
        Net investment income (loss)                                                     $      1,803,484
                                                                                         ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                                           $      6,028,568
   Futures contracts                                                                                    -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                            (23,808)
                                                                                         ----------------
                                                                                         $      6,004,760
                                                                                         ----------------
  Change in net unrealized gain or loss from:
   Investments                                                                           $     75,230,670
   Futures contracts                                                                                    -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                                  -
                                                                                         $     75,230,670
                                                                                         ----------------
  Net gain (loss) on investments, futures contracts
   and foreign currency transactions                                                     $     81,235,430
                                                                                         ================
  Net increase (decrease) in net assets resulting
   from operations                                                                       $     83,038,914
                                                                                         ================

   The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                                                 PIONEER MID CAP
                                                                               VALUE VCT PORTFOLIO

                                                                              YEAR             YEAR
                                                                              ENDED            ENDED
                                                                            12/31/03         12/31/02
FROM OPERATIONS:
Net investment income (loss)                                             $    1,803,484    $      692,951
Net realized gain (loss) on investments                                       6,004,760          (604,669)
Change in net unrealized gain or loss on
   investments, futures contracts and
   foreign currency transactions                                             75,230,670       (24,313,838)
                                                                         --------------    --------------
     Net increase (decrease) in net assets
       resulting from operations                                         $   83,038,914    $  (24,225,556)
                                                                         --------------    --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                               $     (438,494)   $     (418,823)
   Class II                                                                    (236,135)         (123,345)
Net realized gain
   Class I                                                                            -        (3,695,361)
   Class II                                                                           -        (1,420,452)
Tax return of capital
   Class I                                                                            -                 -
   Class II                                                                           -                 -
                                                                         --------------    --------------
     Total distributions to shareowners                                  $     (674,629)   $   (5,657,981)
                                                                         --------------    --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                         $  161,143,658    $  113,623,860
Reinvestment of distributions                                                   674,611         5,657,981
Cost of shares repurchased                                                  (44,550,616)      (46,207,577)
                                                                         --------------    --------------
   Net increase (decrease) in net assets
     resulting from fund share transactions                              $  117,267,653    $   73,074,264
                                                                         --------------    --------------
   Net increase (decrease) in net assets                                 $  199,631,938    $   43,190,727
                                                                         --------------    --------------
NET ASSETS:
Beginning of year                                                           181,725,233       138,534,506
                                                                         --------------    --------------
End of year                                                              $  381,357,171    $  181,725,233
                                                                         ==============    ==============
Accumulated undistributed/(distributions in excess of)
   net investment income (loss)                                          $    1,779,281    $      674,234
                                                                         ==============    ==============

   The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE VCT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS 12/31/03

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer Mid Cap Value VCT Portfolio (the Portfolio) is a portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of sixteen separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class IIshares only)

Portfolio shares may only be purchased by insurance companies for the purpose of Mid Cap Value variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Mid Cap Value Portfolio is to seek capital appreciation.

The financial highlights for the Portfolio's Class II shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. FUTURES CONTRACTS

   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio.

   Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2003, Mid Cap Value Portfolio had no open contracts.

C. FOREIGN CURRENCY TRANSLATION

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. FORWARD FOREIGN CURRENCY CONTRACTS

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. TAXES

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2003, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the Portfolio and are designed to present the portfolios' capital accounts on a tax basis.

                                                             ACCUMULATED NET           ACCUMULATED
                                                               INVESTMENT             REALIZED GAIN/
PORTFOLIO                                                     INCOME/(LOSS)                LOSS            PAID-IN CAPITAL
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio                                        $ (23,808)                $ 23,808               $  -

   The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

                                       PIONEER          PIONEER
                                    MID CAP VALUE    MID CAP VALUE
                                    VCT PORTFOLIO    VCT PORTFOLIO
                                        2003             2002
-------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                    $      674,629    $      944,511
Long- Term capital gain                         -         4,713,470
                                   --------------    --------------
                                   $      674,629    $    5,657,981
Return of Capital                               -                 -
                                   --------------    --------------
  Total distributions              $      674,629    $    5,657,981
                                   --------------    --------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income      $    3,095,345
Undistributed long-term gain/
  (Capital loss carryforward)           4,286,038
Unrealized appreciation/
  (depreciation)                       66,304,827
                                   --------------
  Total                            $   73,686,210
                                   ==============

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

F. PORTFOLIO SHARES

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $246,661 in commissions on the sale of Trust shares for the year ended December 31, 2003. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day.

G. SECURITIES LENDING

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2003, $231,420 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $325 in transfer agent fees payable to PIMSS at December 31, 2003.

4. DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $47,077 payable to PFD at December 31, 2003.

5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2003, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                                                             NET
                                                                GROSS                  GROSS            APPRECIATION/
                                       TAX COST             APPRECIATION           DEPRECIATION        (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio             $ 339,372,858           $ 67,476,524          $ (1,171,697)         $ 66,304,827

6. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2003, were $239,789,590 and $121,251,941, respectively.

7. CAPITAL SHARES

At December 31, 2003, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                      '03 SHARES           '03 AMOUNT              '02 SHARES                '02 AMOUNT
-------------------------------------------------------------------------------------------------------------------------
MID CAP VALUE PORTFOLIO
CLASS I:
Shares sold                            2,677,744          $  46,157,551             2,337,210               $  37,800,042
Reinvestment of distributions             26,084                438,476               247,842                   4,114,184
Shares repurchased                    (2,465,836)           (40,592,863)           (1,905,763)                (29,145,110)
                                      -----------------------------------------------------------------------------------
  Net increase                           237,992          $   6,003,164               679,289               $  12,769,116
                                      ===================================================================================
CLASS II:
Shares sold                            6,515,291          $ 114,986,107             4,505,621               $  75,823,818
Reinvestment of distributions             14,131                236,135                93,450                   1,543,797
Shares repurchased                      (249,002)            (3,957,753)           (1,080,224)                (17,062,467)
                                      -----------------------------------------------------------------------------------
  Net increase                         6,280,420          $ 111,264,489             3,518,847               $  60,305,148
                                      ===================================================================================

PIONEER MID CAP VALUE VCT PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND THE CLASS I SHAREOWNERS OF PIONEER MID CAP VALUE VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Mid Cap Value VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid Cap Value VCT Portfolio of Pioneer Variable Contracts Trust at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
February 6, 2004

PIONEER MID CAP VALUE VCT PORTFOLIO

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT AUDITORS
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS
The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Portfolio within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available online at pioneerfunds.com.

INTERESTED TRUSTEES

                          POSITION HELD          TERM OF OFFICE AND    PRINCIPAL OCCUPATION DURING PAST   OTHER DIRECTORSHIPS HELD
NAME AND AGE              WITH THE FUND          LENGTH OF SERVICE     FIVE YEARS                         BY THIS TRUSTEE
John F. Cogan, Jr. (77)*  Chairman of the Board, Trustee since 1994.   Deputy Chairman and a Director of  Director of Harbor Global
                          Trustee and President  Serves until a        Pioneer Global Asset Management    Company, Ltd.
                                                 successor trustee is  S.p.A.("PGAM"); Non-Executive
                                                 elected or earlier    Chairman and a Director of
                                                 retirement or         Pioneer Investment Management USA
                                                 removal.              Inc.("PIM-USA"); Chairman and a
                                                                       Director of Pioneer; Director of
                                                                       Pioneer Alternative Investment
                                                                       Management Limited (Dublin);
                                                                       President and a Director of
                                                                       Pioneer Alternative Investment
                                                                       Management (Bermuda) Limited and
                                                                       affiliated funds; President and
                                                                       Director of Pioneer Funds
                                                                       Distributor, Inc. ("PFD");
                                                                       President of all of the Pioneer
                                                                       Funds; and Of Counsel (since
                                                                       2000, partner prior to 2000),
                                                                       Hale and Dorr LLP (counsel to
                                                                       PIM-USA and the Pioneer Funds)

Osbert M. Hood (51)**     Trustee and Executive  Trustee since         President and Chief Executive      None
                          Vice President         June, 2003. Serves    Officer, PIM-USA since May, 2003
                                                 until a               (Director since January, 2001);
                                                 successor trustee is  President and Director of Pioneer
                                                 elected or earlier    since May 2003; Chairman and
                                                 retirement or         Director of Pioneer Investment
                                                 removal.              Management Shareholder Services,
                                                                       Inc. ("PIMSS") since May 2003;
                                                                       Executive Vice President of all
                                                                       of the Pioneer Funds since
                                                                       June 2003; Executive Vice
                                                                       President and Chief Operating
                                                                       Officer of PIM-USA,
                                                                       November 2000-May 2003; Executive
                                                                       Vice President, Chief Financial
                                                                       Officer and Treasurer, John
                                                                       Hancock Advisers, L.L.C., Boston,
                                                                       MA, November 1999-November 2000;
                                                                       Senior Vice President and Chief
                                                                       Financial Officer, John Hancock
                                                                       Advisers, L.L.C., April
                                                                       1997-November 1999

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

INDEPENDENT TRUSTEES

                               POSITION HELD   TERM OF OFFICE AND      PRINCIPAL OCCUPATION DURING PAST   OTHER DIRECTORSHIPS HELD
NAME, AGE AND ADDRESS          WITH THE FUND   LENGTH OF SERVICE       FIVE YEARS                         BY THIS TRUSTEE
Mary K. Bush (55)              Trustee         Trustee since           President, Bush International      Director of Brady
3509 Woodbine Street,                          September, 2000.        (international financial           Corporation (industrial
Chevy Chase, MD 20815                          Serves until a          advisory firm)                     identification and
                                               successor trustee is                                       specialty coated material
                                               elected or earlier                                         products manufacturer),
                                               retirement or removal.                                     Millenium Chemicals, Inc.
                                                                                                          (commodity chemicals),
                                                                                                          Mortgage Guaranty
                                                                                                          Insurance Corporation,
                                                                                                          and R.J. Reynolds Tobacco
                                                                                                          Holdings, Inc. (tobacco)

Richard H. Egdahl, M.D. (77)   Trustee         Trustee since 1995.     Alexander Graham Bell              None
Boston University Healthcare                   Serves until a          Professor of Health Care
Entrepreneurship Program,                      successor trustee is    Entrepreneurship, Boston
53 Bay State Road,                             elected or earlier      University; Professor of
Boston, MA 02215                               retirement or removal.  Management, Boston University
                                                                       School of Management;
                                                                       Professor of Public Health,
                                                                       Boston University School of
                                                                       Public Health; Professor of
                                                                       Surgery, Boston University
                                                                       School of Medicine; and
                                                                       University Professor, Boston
                                                                       University

Margaret B.W. Graham (56)      Trustee         Trustee since           Founding Director, The             None
1001 Sherbrooke Street West,                   September, 2000.        Winthrop Group, Inc.
Montreal, Quebec, Canada                       Serves until a          (consulting firm); Professor
                                               successor trustee is    of Management, Faculty of
                                               elected or earlier      Management, McGill University
                                               retirement or removal.

Marguerite A. Piret (55)       Trustee         Trustee since 1995.     President and Chief Executive      None
One Boston Place, 28th Floor,                  Serves until a          Officer, Newbury, Piret &
Boston, MA 02108                               successor trustee is    Company, Inc. (investment
                                               elected or earlier      banking firm)
                                               retirement or removal.

Stephen K. West (75)           Trustee         Trustee since 1995.     Senior Counsel, Sullivan &         Director, The Swiss
125 Broad Street,                              Serves until a          Cromwell (law firm)                Helvetia Fund, Inc.
New York, NY 10004                             successor trustee is                                       (closed-end investment
                                               elected or earlier                                         company) and AMVESCAP
                                               retirement or removal.                                     PLC (investment
                                                                                                          managers)

John Winthrop (67)             Trustee         Trustee since           President, John Winthrop &  Co.,   None
One North Adgers Wharf,                        September, 2000.        Inc. (private investment firm)
Charleston, SC 29401                           Serves until a
                                               successor trustee is
                                               elected or earlier
                                               retirement or removal.

FUND OFFICERS

                               POSITION HELD   TERM OF OFFICE AND      PRINCIPAL OCCUPATION DURING PAST   OTHER DIRECTORSHIPS HELD
NAME AND AGE                   WITH THE FUND   LENGTH OF SERVICE       FIVE YEARS                         BY THIS OFFICER
Dorothy E. Bourassa (56)       Secretary       Serves at the           Secretary of PIM-USA; Senior Vice  None
                                               discretion of board     President-Legal of Pioneer; and
                                                                       Secretary/Clerk of most of
                                                                       PIM-USA's subsidiaries since
                                                                       October 2000; Secretary of all of
                                                                       the Pioneer Funds since
                                                                       September 2003 (Assistant
                                                                       Secretary from November 2000 to
                                                                       September 2003); and Senior
                                                                       Counsel, Assistant Vice President
                                                                       and Director of Compliance of
                                                                       PIM-USA from April 1998 through
                                                                       October 2000

Christopher J. Kelley (39)     Assistant       Serves at the           Assistant Vice President and       None
                               Secretary       discretion of board     Senior Counsel of Pioneer since
                                                                       July 2002; Vice President and
                                                                       Senior Counsel of BISYS Fund
                                                                       Services, Inc. (April 2001 to
                                                                       June 2002); Senior Vice President
                                                                       and Deputy General Counsel of
                                                                       Funds Distributor, Inc. (July
                                                                       2000 to April 2001; Vice
                                                                       President and Associate General
                                                                       Counsel from July 1996 to July
                                                                       2000); Assistant Secretary of all
                                                                       of the Pioneer Funds since
                                                                       September 2003

David C. Phelan (46)           Assistant       Serves at the           Partner, Hale and Dorr LLP;        None
                               Secretary       discretion of board     Assistant Secretary of all of the
                                                                       Pioneer Funds since September
                                                                       2003

Vincent Nave (58)              Treasurer       Serves at the           Vice President-Fund Accounting,    None
                                               discretion of board     Administration and Custody
                                                                       Services of Pioneer (Manager from
                                                                       September 1996 to February 1999);
                                                                       and Treasurer of all of the
                                                                       Pioneer Funds (Assistant
                                                                       Treasurer from June 1999 to
                                                                       November 2000)

Luis I. Presutti (38)          Assistant       Serves at the           Assistant Vice President-Fund      None
                               Treasurer       discretion of board     Accounting, Administration and
                                                                       Custody Services of Pioneer (Fund
                                                                       Accounting Manager from 1994 to
                                                                       1999); and Assistant Treasurer of
                                                                       all of the Pioneer Funds since
                                                                       November 2000

                               POSITION HELD   TERM OF OFFICE AND      PRINCIPAL OCCUPATION DURING PAST   OTHER DIRECTORSHIPS HELD
NAME AND AGE                   WITH THE FUND   LENGTH OF SERVICE       FIVE YEARS                         BY THIS OFFICER
Gary Sullivan (45)             Assistant       Serves at the           Fund Accounting Manager-Fund       None
                               Treasurer       discretion of board     Accounting, Administration and
                                                                       Custody Services of Pioneer; and
                                                                       Assistant Treasurer of all of the
                                                                       Pioneer Funds since May 2002

Katharine Kim Sullivan (30)    Assistant       Serves at the           Fund Administration Manager-Fund   None
                               Treasurer       discretion of board.    Accounting, Administration and
                                                                       Custody Services since June 2003;
                                                                       Assistant Vice President-Mutual
                                                                       Fund Operations of State Street
                                                                       Corporation from June 2002 to
                                                                       June 2003 (formerly Deutsche Bank
                                                                       Asset Management); Pioneer Fund
                                                                       Accounting, Administration and
                                                                       Custody Services (Fund Accounting
                                                                       Manager from August 1999 to May
                                                                       2002, Fund Accounting Services
                                                                       Supervisor from 1997 to July
                                                                       1999); Assistant Treasurer of all
                                                                       of the Pioneer Funds since
                                                                       September 2003

                            THIS PAGE FOR YOUR NOTES.

                            THIS PAGE FOR YOUR NOTES.

[PIONEER INVESTMENTS(R) LOGO]


                                                                   14679-00-0204

[PIONEER INVESTMENTS(R) LOGO]

PIONEER VARIABLE CONTRACTS TRUST

PIONEER EUROPE VCT PORTFOLIO -- CLASS II SHARES

ANNUAL REPORT

DECEMBER 31, 2003

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer Europe VCT Portfolio

  Portfolio and Performance Update                               2

  Portfolio Management Discussion                                3

  Schedule of Investments                                        4

  Financial Statements                                           6

  Notes to Financial Statements                                 10

  Report of Independent Auditors                                14

  Trustees, Officers and Service Providers                      15

PIONEER EUROPE VCT PORTFOLIO                    PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/03

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Financials                      29.4%
Health Care                     13.0%
Energy                          10.8%
Consumer Discretionary           9.7%
Telecommunication Services       8.8%
Industrials                      8.4%
Consumer Staples                 6.6%
Materials                        6.3%
Information Technology           4.7%
Utilities                        2.3%

[CHART]

GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)

United Kingdom         33.1%
France                 18.1%
Germany                13.0%
Switzerland            11.5%
Netherlands             9.8%
Spain                   3.6%
Italy                   3.2%
Ireland                 2.4%
Sweden                  2.0%
Finland                 1.8%
Portugal                1.0%
Belgium                 0.5%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

  1. HSBC Holding Plc                                            4.31%
  2. Vodafone Group Plc                                          4.08
  3. BNP Paribas SA                                              3.35
  4. Royal Dutch Petroleum Co.                                   2.99
  5. Nestle SA (Registered Shares)                               2.82

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

PRICES AND DISTRIBUTIONS--CLASS II SHARES

                                              12/31/03        12/31/02
Net Asset Value per Share                     $ 8.89          $ 6.71

DISTRIBUTIONS PER SHARE                              SHORT-TERM        LONG-TERM
(1/1/03 - 12/31/03)                  DIVIDENDS       CAPITAL GAINS     CAPITAL GAINS
                                     $ 0.0243        $    -            $    -

PERFORMANCE OF A $10,000 INVESTMENT--CLASS II SHARES

The following chart shows the change in value of an investment made in PIONEER EUROPE VCT PORTFOLIO at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) Europe Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

             PIONEER EUROPE VCT PORTFOLIO*    MSCI EUROPE INDEX
10/31/98                         $  10,000            $  10,000
                                 $  10,596            $  10,992
12/31/99                         $  13,571            $  12,741
                                 $  11,030            $  11,671
12/31/2001                       $   8,445            $   9,349
                                 $   6,835            $   7,629
12/31/2003                       $   9,085            $  10,571

The MSCI Europe Index is an unmanaged, capitalization-weighted index of the 15 European country indices included in the MSCI EAFE (Europe, Australasia, Far
East) Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

AVERAGE ANNUAL TOTAL RETURNS+
(As of December 31, 2003)

NET ASSET VALUE*
Life-of-Class                   -1.84%
(10/30/98)
5 Years                         -3.03%
1 Year                          32.92%

All total returns shown assume reinvestment of distributions at net asset value.

+ The performance of Class II shares for the period prior to the commencement of operations of Class II shares on January 2, 2001 is based on the performance of Class I shares, reduced to reflect the higher distribution fees of Class II shares.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER EUROPE VCT PORTFOLIO                    PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/03

European stocks made strong gains during the 12 months ended December 31, 2003. Improving corporate fundamentals and rising investor optimism helped push stock prices higher. As the year progressed, however, investors turned increasingly to higher-risk stocks, which outperformed during the Portfolio's fiscal year. In the following interview, Stan Pearson, a member of the Portfolio's management team, discusses the equity market's recovery, its impact on your Portfolio and his outlook for the months ahead.

Q: WHAT CONTRIBUTED TO THE RALLY IN EUROPEAN MARKETS?

A: Rising investor confidence, in a nutshell. The rather swift conclusion of the war in Iraq last spring encouraged many investors to reallocate investments into stocks. As the Portfolio's fiscal year progressed and geopolitical uncertainties eased, investors began to reassess their risk tolerance, focusing increasingly on higher-risk investments that had dramatically underperformed in the multi-year correction.

Q: HOW DID THE PORTFOLIO PERFORM IN THIS MORE FAVORABLE ENVIRONMENT?

A: Very well. For the 12 months ended December 31, 2003, the Portfolio's Class
   II shares returned 32.92% at net asset value. While the gains were considerable, the Portfolio underperformed the Morgan Stanley Capital International (MSCI) Europe Index, which posted a return of 38.54% for the same period. Several of the Portfolio's more stable, high-quality holdings, which had served it so well during more uncertain times, lagged relatively riskier, lower-quality investments during the second half of the fiscal year. Investors perceived lower-quality stocks as offering better value since they appeared to have more room to appreciate.

Q: CORPORATE EARNINGS ARE IMPROVING. ARE YOU ENCOURAGED?

A: Certainly. Several years of cost cutting, debt reduction and restructuring have created more efficient, streamlined companies, which are better positioned to profit from an improving economic outlook. The quality of corporate balance sheets has vastly improved.

   During the course of 2003, we've seen the global economy move out of a recession. The U.S. economy has led the way, but toward the end of the Portfolio's fiscal year, we began to see some tentative signs of an upturn in the Euro-zone. Business confidence in Germany, Europe's largest economy, showed a notable increase. Given businesses' improving assessment of their operating environment, we expect to see the re-emergence of growth in Germany and the rest of continental Europe.

Q: HAS THE PORTFOLIO'S STRATEGY CHANGED IN RESPONSE TO THE IMPROVING ECONOMIC
   ENVIRONMENT?

A: Despite the positive developments, we don't believe the answer lies in the Portfolio's taking on a riskier profile. Rather, we think it's more prudent to remain focused on our bottom-up investment approach to stock selection, which is based on the individual merits of single companies. Many times, we find high-quality companies with stock prices that we think are undervalued and don't reflect the underlying companies' intrinsic value. As their value is recognized, prices should increase to reflect their future growth potential.

Q: COULD YOU MENTION SOME COMPANIES THAT SUPPORT YOUR STRATEGY?

A: Given the demographics of an aging population throughout much of the world, demand for drugs is on the rise. Furthermore, stock price valuations in the health-care sector are attractive, especially given the fact that the sector is somewhat out of favor currently. In addition, we believe the markets have generally priced in the risks from generic competition on patented drugs and from pressure by governments to lower drug prices. Lastly, new, exciting drugs are on the horizon, which should contribute to future profits. On December 31, the Portfolio held large positions in AstraZeneca (United Kingdom) and Schering (Germany).

   In the capital-goods sector, many companies have implemented considerable cost-reduction strategies, which should contribute to improving profit margins. We think these more efficient, streamlined companies will be more likely to prosper as economic growth strengthens. In keeping with this thinking, we increased the Portfolio's exposure to German-based Siemens and Schneider during the fiscal year. Investments in the diversified-financials industry also proved rewarding, particularly Deutsche Boerse (Germany) and ING Groep (Netherlands).

   In the technology sector, we believe companies are fully valued following the strong gains of the past year and have trimmed positions accordingly.

Q: WHAT IS YOUR OUTLOOK?

A: The upturn in the business cycle is creating a favorable investment environment for the earnings potential of European companies. Furthermore, corporate restructuring has contributed to a more solid overall position from which a sustained recovery in corporate profits can occur. The euro could appreciate further against the U.S. dollar in 2004, and while this could be challenging for some European exporters, it could also offer opportunities for dollar-denominated investments.

   We believe that equity valuations across Europe are not excessive and remain supported by high dividend-yield levels. As the global economy continues to improve, we believe European equities offer further appreciation potential. We feel confident that our bottom-up investment approach is the most reliable way to take advantage of such growth opportunities going forward.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

[SIDENOTE]

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

SCHEDULE OF INVESTMENTS 12/31/03

   SHARES                                                                  VALUE
           PREFERRED STOCK - 1.0%
           AUTOMOBILES & COMPONENTS - 1.0%
           AUTOMOBILE MANUFACTURERS - 1.0%
      242  Porsche AG                                               $    143,315
                                                                    ------------
           TOTAL AUTOMOBILES & COMPONENTS                           $    143,315
                                                                    ------------
           TOTAL PREFERRED STOCK
           (Cost $77,145)                                           $    143,315
                                                                    ------------

           COMMON STOCKS - 97.5%
           ENERGY - 10.7%
           INTEGRATED OIL & GAS - 5.3%
   42,588  BP Amoco Plc                                             $    347,629
   11,523  Eni S.p.A.                                                    216,963
   26,313  Shell Transport & Trading Co.                                 194,958
                                                                    ------------
                                                                    $    759,550
                                                                    ------------
           OIL & GAS REFINING MARKETING &
           TRANSPORTATION - 5.4%
    8,032  Royal Dutch Petroleum Co.                                $    422,560
    1,886  Total SA                                                      349,887
                                                                    ------------
                                                                    $    772,447
                                                                    ------------
           TOTAL ENERGY                                             $  1,531,997
                                                                    ------------
           MATERIALS - 6.2%
           COMMODITY CHEMICALS - 1.4%
    3,684  BASF India, Ltd.                                         $    206,703
                                                                    ------------
           CONSTRUCTION MATERIALS - 2.4%
    6,897  CRH Plc                                                  $    141,320
    2,211  LaFarge BR                                                    196,463
                                                                    ------------
                                                                    $    337,783
                                                                    ------------
           DIVERSIFIED METALS & MINING - 1.5%
    4,591  Rio Tinto Plc                                            $    126,113
    2,413  Sandvik AB                                                     83,082
                                                                    ------------
                                                                    $    209,195
                                                                    ------------
           SPECIALTY CHEMICALS - 0.9%
      738  L'Air Liquide SA                                         $    130,039
                                                                    ------------
           TOTAL MATERIALS                                          $    883,720
                                                                    ------------
           CAPITAL GOODS - 6.5%
           AEROSPACE & DEFENSE - 1.2%
    3,021  European Aeronautic Defence                              $     71,672
    7,874  Smith Industries                                               94,355
                                                                    ------------
                                                                    $    166,027
                                                                    ------------
           CONSTUCTION & ENGINEERING - 2.9%
    2,756  Actividades de Construccion
           Servicios SA                                             $    134,239
    5,775  Compagnie de Saint Gobain                                     282,087
                                                                    ------------
                                                                    $    416,326
                                                                    ------------
           ELECTRICAL COMPONENTS & EQUIPMENT - 0.8%
    1,727  Schneider Electric SA                                    $    112,810
                                                                    ------------
           INDUSTRIAL MACHINERY - 1.6%
    2,936  AB SKF                                                   $    113,318
   18,617  Scottish Power Plc                                            123,549
                                                                    ------------
                                                                    $    236,867
                                                                    ------------
           TOTAL CAPITAL GOODS                                      $    932,030
                                                                    ------------
           COMMERCIAL SERVICES & SUPPLIES - 1.8%
           DIVERSIFIED COMMERCIAL SERVICES - 1.8%
   54,018  Hays Plc                                                 $    115,638
    6,128  TNT Post Group NV                                             143,225
                                                                    ------------
           TOTAL COMMERCIAL SERVICES & SUPPLIES                     $    258,863
                                                                    ------------
           AUTOMOBILES & COMPONENTS - 1.1%
           AUTOMOBILE MANUFACTURERS - 1.1%
    3,325  Bayerische Motoren Werke AG                              $    153,793
                                                                    ------------
           TOTAL AUTOMOBILES & COMPONENTS                           $    153,793
                                                                    ------------
           HOTELS, RESTAURANTS & LEISURE - 1.9%
           RESTAURANTS - 1.9%
   22,829  Compass Group Plc                                        $    154,490
    8,165  Gus Plc                                                       112,620
                                                                    ------------
           TOTAL HOTELS, RESTAURANTS & LEISURE                      $    267,110
                                                                    ------------
           MEDIA - 3.8%
           ADVERTISING - 0.6%
    2,847  Publicis SA                                              $     92,089
                                                                    ------------
           PUBLISHING - 3.2%
   10,803  Elsevier NV                                              $    133,927
    5,797  Vivendi Universal*                                            140,596
    2,379  VNU NV                                                         75,005
    6,810  Wolters Kluwer NV                                             106,281
                                                                    ------------
                                                                    $    455,809
                                                                    ------------
           TOTAL MEDIA                                              $    547,898
                                                                    ------------
           RETAILING - 1.7%
           DEPARTMENT STORES - 1.1%
    3,633  Metro AG                                                 $    159,809
                                                                    ------------
           HOME IMPROVEMENT RETAIL - 0.6%
    6,507  Wolsely                                                  $     91,666
                                                                    ------------
           TOTAL RETAILING                                          $    251,475
                                                                    ------------
           FOOD & DRUG RETAILING - 4.1%
           FOOD RETAIL - 4.1%
    1,596  Nestle SA (Registered Shares)                            $    398,130
   41,657  Tesco Plc                                                     191,278
                                                                    ------------
           TOTAL FOOD & DRUG RETAILING                              $    589,408
                                                                    ------------
           FOOD, BEVERAGE & TOBACCO - 2.3%
           DISTILLERS & VINTNERS - 0.7%
    8,046  Diageo Plc                                               $    105,670
                                                                    ------------
           TOBACCO - 1.6%
   16,853  British American Tobacco Plc                             $    231,403
                                                                    ------------
           TOTAL FOOD, BEVERAGE & TOBACCO                           $    337,073
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                  VALUE
           HEALTH CARE EQUIPMENT & SERVICES - 1.1%
           HEALTH CARE EQUIPMENT - 1.1%
    1,685  Celesio AG                                               $     81,543
    8,293  Getinge AB (B Shares)                                          79,444
                                                                    ------------
           TOTAL HEALTH CARE EQUIPMENT &
           SERVICES                                                 $    160,987
                                                                    ------------
           PHARMACEUTICALS & BIOTECHNOLOGY - 11.7%
           PHARMACEUTICALS - 11.7%
    7,438  AstraZeneca Plc                                          $    355,461
   16,100  GlaxoSmithKline Plc                                           368,344
    6,102  Novartis                                                      276,602
    3,022  Roche Holdings AG                                             304,347
    1,715  Sanofi-Synthelabo SA                                          128,862
    4,759  Schering AG                                                   240,486
                                                                    ------------
           TOTAL PHARMACEUTICALS &
           BIOTECHNOLOGY                                            $  1,674,102
                                                                    ------------
           BANKS - 17.0%
           DIVERSIFIED BANKS - 17.0%
    5,258  Allied Irish Banks Plc                                   $     84,244
   14,356  Banco Bilbao Vizcaya Argentaria, SA                           197,850
   27,684  Barclays Plc                                                  245,967
    7,528  BNP Paribas SA                                                472,979
    5,856  Credit Agricole SA                                            139,521
    4,091  CS Group                                                      149,445
      907  Depfa Bank Plc                                                113,813
    4,407  Dexia                                                          75,601
   38,861  HSBC Holding Plc                                              608,428
   11,748  Royal Bank of Scotland Group Plc                              345,138
                                                                    ------------
           TOTAL BANKS                                              $  2,432,986
                                                                    ------------
           DIVERSIFIED FINANCIALS - 7.6%
           DIVERSIFIED FINANCIAL SERVICES - 7.6%
    2,718  Deutsche Bank AG (Registered Shares)                     $    224,752
    4,048  Deutsche Boerse AG                                            220,860
    6,184  ING Groep NV                                                  143,911
    2,354  Societe Generale                                              207,392
    4,253  UBS AG                                                        290,812
                                                                    ------------
           TOTAL DIVERSIFIED FINANCIALS                             $  1,087,727
                                                                    ------------
           INSURANCE - 4.4%
           LIFE & HEALTH INSURANCE - 1.4%
    9,389  Aegon NV                                                 $    138,613
    2,559  Assicurazioni Generali S.p.A.                                  67,636
                                                                    ------------
                                                                    $    206,249
                                                                    ------------
           MULTI-LINE INSURANCE - 3.0%
   10,125  AXA SA                                                   $    216,254
    1,464  Zurich Financial Services                                     210,375
                                                                    ------------
                                                                    $    426,629
                                                                    ------------
           TOTAL INSURANCE                                          $    632,878
                                                                    ------------
           TECHNOLOGY HARDWARE & EQUIPMENT - 4.6%
           SEMICONDUCTORS - 1.0%
    5,090  Philips Electronics NV                                   $    148,305
                                                                    ------------
           COMMUNICATIONS EQUIPMENT - 1.8%
   15,101  Nokia Oyj                                                $    259,624
                                                                    ------------
           COMPUTER HARDWARE - 0.6%
   36,813  Dixons Group Plc                                         $     91,082
                                                                    ------------
           ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.2%
    2,083  Siemens AG                                               $    166,476
                                                                    ------------
           TOTAL TECHNOLOGY HARDWARE &
           EQUIPMENT                                                $    665,487
                                                                    ------------
           TELECOMMUNICATIONS SERVICES - 8.7%
           ALTERNATE CARRIERS - 0.6%
    2,945  France Telecom SA*                                       $     83,991
                                                                    ------------
           INTEGRATED TELECOMMUNICATION SERVICES - 4.1%
    7,957  British Sky Broadcasting Plc*                            $    100,174
   14,609  Porugal Telecom, SGPS, SA                                     146,727
   17,498  Telecom Italia Mobile S.p.A.                                   95,051
   21,832  Telecom Italia S.p.A.*                                         64,573
   11,987  Telefonica SA                                                 175,611
                                                                    ------------
                                                                    $    582,136
                                                                    ------------
           WIRELESS TELECOMMUNICATION SERVICES - 4.0%
  233,090  Vodafone Group Plc                                       $    575,670
                                                                    ------------
           TOTAL TELECOMMUNICATIONS SERVICES                        $  1,241,797
                                                                    ------------
           UTILITIES - 2.3%
           ELECTRIC UTILITIES - 2.3%
    3,569  E.On AG                                                  $    232,413
   13,309  National Grid Transco Plc                                      95,526
                                                                    ------------
                                                                    $    327,939
                                                                    ------------
           TOTAL UTILITIES                                          $    327,939
                                                                    ------------
           TOTAL COMMON STOCKS
           (Cost $11,038,199)                                       $ 13,977,270
                                                                    ------------
           TOTAL INVESTMENT IN SECURITIES - 98.5%
           (Cost $11,115,344)(a)                                    $ 14,120,585
                                                                    ------------
           OTHER ASSETS AND LIABILITIES - 1.5%                      $    214,388
                                                                    ------------
           TOTAL NET ASSETS - 100.0%                                $ 14,334,973
                                                                    ============

*    Non-income producing security
(a) Distributions of investments by country of issue, as a percentage of total equity holdings (excluding temporary cash investments) is as follows:

     United Kingdom                    33.1%
     France                            18.1
     Germany                           13.0
     Switzerland                       11.5
     Netherlands                        9.8
     Spain                              3.6
     Italy                              3.2
     Ireland                            2.4
     Sweden                             2.0
     Finland                            1.8
     Portugal                           1.0
     Belgium                            0.5
                                      -----
                                      100.0%

   The accompanying notes are an integral part of these financial statements.

PIONEER EUROPE VCT PORTFOLIO                    PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                   YEAR ENDED          YEAR ENDED          1/2/01 TO
CLASS II                                                            12/31/03            12/31/02          12/31/01(a)
Net asset value, beginning of period                            $          6.71     $          8.29     $         11.07
                                                                ---------------     ---------------     ---------------
Increase (decrease) from investment operations:
   Net investment income                                        $          0.03     $          0.01     $          0.08
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                                    2.17               (1.59)              (2.71)
                                                                ---------------     ---------------     ---------------
    Net increase (decrease) from investment operations          $          2.20     $         (1.58)    $         (2.63)
Distributions to shareholders:
   Net investment income                                                  (0.02)                 --               (0.15)
   Net realized gain                                                         --                  --                  --
                                                                ---------------     ---------------     ---------------
Net increase (decrease) in net asset value                      $          2.18     $         (1.58)    $         (2.78)
                                                                ---------------     ---------------     ---------------
Net asset value, end of period                                  $          8.89     $          6.71     $          8.29
                                                                ===============     ===============     ===============
Total return*                                                             32.92              (19.06)%            (23.44)%
Ratio of net expenses to average net assets+                               1.79%               1.86%               3.22%**
Ratio of net investment income to average net assets+                      0.56%               0.25%              (2.56)%**
Portfolio turnover rate                                                      52%                 95%                 73%
Net assets, end of period (in thousands)                        $         5,005     $         1,829     $           398
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                            2.75%               2.66%               4.57%**
   Net investment income (loss)                                           (0.40)%             (0.54)%             (3.90)%**

(a) Class II shares were first publicly offered on January 2, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES 12/31/03

                                                                        PIONEER
                                                                        EUROPE
                                                                     VCT PORTFOLIO
ASSETS:
  Investment in securities, at value
   (Cost $11,115,344)                                               $    14,120,585
  Cash                                                                      198,274
  Cash held as collateral for furtures contracts                                  -
  Futures collateral                                                              -
  Foreign currencies, at value                                                    -
  Receivables -
   Investment securities sold                                                     -
   Fund shares sold                                                          34,312
   Variation margin                                                               -
   Dividends, interest and foreign taxes withheld                            47,069
   Forward foreign currency settlement contracts, net                             -
   Forward foreign currency portfolio hedge contracts, open - net                 -
   Due from Pioneer Investment Management, Inc.                                   -
  Other                                                                       2,088
                                                                    ---------------
      Total assets                                                  $    14,402,328
                                                                    ---------------
LIABILITIES:
  Payables -
   Investment securities purchased                                              $ -
   Fund shares repurchased                                                    9,434
   Dividends                                                                      -
   Upon return of securities loaned                                               -
   Variation Margin                                                               -
   Forward foreign currency settlement contracts, net                             -
   Forward foreign currency portfolio hedge contracts, net                        -
  Reserve for repatriation taxes                                                  -
  Due to bank                                                                     -
  Due to affiliates                                                          12,388
  Accrued expenses                                                           45,533
  Other                                                                           -
                                                                    ---------------
      Total liabilities                                             $        67,355
                                                                    ---------------
NET ASSETS:
  Paid-in capital                                                   $    20,232,833
  Accumulated net investment income (loss)                                  109,343
  Accumulated undistributed net realized gain (loss)                     (9,019,787)
  Net unrealized gain (loss) on:
   Investments                                                            3,005,241
   Futures contracts                                                              -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                        7,343
                                                                    ---------------
      Total net assets                                              $    14,334,973
                                                                    ---------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
   Net assets                                                       $     9,330,266
  Shares outstanding                                                      1,031,288
                                                                    ===============
   Net asset value per share                                        $          9.05
  CLASS II:
  (Unlimited number of shares authorized)
   Net assets                                                       $     5,004,707
  Shares outstanding                                                        562,880
                                                                    ===============
   Net asset value per share                                        $          8.89

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

                                                                        PIONEER
                                                                        EUROPE
                                                                     VCT PORTFOLIO

                                                                       YEAR ENDED
                                                                        12/31/03
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $42,002)              $       285,551
  Interest                                                                      990
  Income on securities loaned, net                                                -
  Other                                                                           -
                                                                    ---------------
      Total investment income                                       $       286,541
                                                                    ---------------
EXPENSES:
  Management fees                                                   $       111,627
  Transfer agent fees                                                         2,718
  Distribution fees (Class II)                                                7,304
  Administrative fees                                                        37,500
  Custodian fees                                                             71,989
  Professional fees                                                          22,850
  Printing                                                                   26,252
  Fees and expenses of nonaffiliated trustees                                   533
  Miscellaneous                                                               7,251
                                                                    ---------------
     Total expenses                                                 $       288,024
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                               (112,157)
                                                                    ---------------
     Net expenses                                                   $       175,867
                                                                    ---------------
        Net investment income (loss)                                $       110,674
                                                                    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                      $      (118,140)
   Futures contracts                                                          4,777
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                        4,970
                                                                    ---------------
                                                                    $      (108,393)
                                                                    ---------------
  Change in net unrealized gain or (loss) from:
   Investments                                                      $     3,416,968
   Futures contracts                                                              -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                        2,270
                                                                    ---------------
                                                                    $     3,419,238
                                                                    ---------------
  Net gain (loss) on investments, futures contracts
   and foreign currency transactions                                $     3,310,845
                                                                    ===============
  Net increase (decrease) in net assets resulting
   from operations                                                  $     3,421,519
                                                                    ===============

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                PIONEER
                                                                                                EUROPE
                                                                                             VCT PORTFOLIO

                                                                                         YEAR              YEAR
                                                                                         ENDED             ENDED
                                                                                       12/31/03          12/31/02
FROM OPERATIONS:
Net investment income (loss)                                                        $      110,674    $       77,491
Net realized gain (loss) on investments                                                   (108,393)       (3,024,509)
Change in net unrealized gain or loss on investments, futures contracts and
   foreign currency transactions                                                         3,419,238           488,028
                                                                                    --------------    --------------
     Net increase (decrease) in net assets resulting from operations                $    3,421,519    $   (2,458,990)
                                                                                    --------------    --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                                          $      (36,322)   $            -
   Class II                                                                                 (9,367)                -
Net realized gain
   Class I                                                                                       -                 -
   Class II                                                                                      -                 -
Tax return of capital
   Class I                                                                                       -                 -
   Class II                                                                                      -                 -
                                                                                    --------------    --------------
     Total distributions to shareowners                                             $      (45,689)   $            -
                                                                                    --------------    --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                    $    6,502,123    $   23,204,325
Reinvestment of distributions                                                               45,689                 -
Cost of shares repurchased                                                              (6,113,517)      (23,035,621)
                                                                                    --------------    --------------

     Net increase (decrease) in net assets resulting from fund share transactions   $      434,295    $      168,704
                                                                                    --------------    --------------
     Net increase (decrease) in net assets                                          $    3,810,125    $   (2,290,286)
                                                                                    --------------    --------------

NET ASSETS:
Beginning of period                                                                     10,524,848        12,815,134
                                                                                    --------------    --------------
End of period                                                                       $   14,334,973    $   10,524,848
                                                                                    ==============    ==============
Accumulated undistributed net investment income                                     $      109,343    $       39,388
                                                                                    ==============    ==============

   The accompanying notes are an integral part of these financial statements.

PIONEER EUROPE VCT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS 12/31/03

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer Europe VCT Portfolio (the Portfolio) is a Portfolio of the Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of sixteen separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The investment objective of Europe Portfolio is to seek long-term capital growth.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. FOREIGN CURRENCY TRANSLATION

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. FUTURES CONTRACTS

   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio.

   Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2003, Europe Portfolio had no open contracts.

D. TAXES

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2003, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the Portfolio and are designed to present the portfolios' capital accounts on a tax basis.

                             ACCUMULATED     ACCUMULATED
                           NET INVESTMENT     REALIZED
PORTFOLIO                   INCOME/(LOSS)    GAIN/(LOSS)    PAID-IN CAPITAL
---------------------------------------------------------------------------
Europe Portfolio              $  4,970        $  (4,970)        $    -

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003, Europe VCT Portfolio had a capital loss carryforward of $7,882,463, of which the following amounts will expire between 2008 and 2011 if not utilized: $837,566 in 2008, $4,365,566 in 2009,
   $1,896,288 in 2010 and $783,043 in 2011.

   The Portfolio elected to defer $49,695 in capital losses recognized between November 1, 2003 and December 31, 2003 to its fiscal year ending December 31, 2004.

   The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

                                         PIONEER         PIONEER
                                         EUROPE          EUROPE
                                      VCT PORTFOLIO   VCT PORTFOLIO
                                          2003            2002
-------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                       $      45,689   $           -
Long-Term capital gain                            -               -
                                      -------------   -------------
                                      $      45,689   $           -
Return of Capital                                 -               -
                                      -------------   -------------
  Total distributions                 $      45,689   $           -
                                      -------------   -------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed long-term gain/
(capital loss carryforward)           $     104,830
Capital loss carryforward                (7,882,463)
Unrealized appreciation/depreciation      1,929,468
                                      -------------
  Total                               $  (5,848,165)
                                      =============

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

E. PORTFOLIO SHARES

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $246,661 in commissions on the sale of Trust shares for the year ended December 31, 2003. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day.

F. SECURITIES LENDING

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian. As of December 31, 2003, the Portfolio had no securities on loan.

G. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2003, $11,091 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $222 in transfer agent fees payable to PIMSS at December 31, 2003.

4. DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $1,075 payable to PFD at December 31, 2003.

5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2003, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                                           NET
                                                       GROSS            GROSS          APPRECIATION/
                                      TAX COST      APPRECIATION     DEPRECIATION     (DEPRECIATION)
----------------------------------------------------------------------------------------------------
Europe Portfolio                    $ 12,202,973    $  2,422,205     $  (504,593)     $    1,917,612

6. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2003, were $6,239,184 and $5,744,364, respectively.

7. CAPITAL SHARES

At December 31, 2003, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                      '03 SHARES      '03 AMOUNT      '02 SHARES      '02 AMOUNT
-------------------------------------------------------------------------------------------------
EUROPE PORTFOLIO
CLASS I:
Shares sold                                59,876    $    462,031         933,303    $  7,424,556
Reinvestment of distributions               4,817          36,322               -               -
Shares repurchased                       (308,777)     (2,225,749)     (1,132,763)     (8,859,398)
                                     ------------------------------------------------------------
  Net increase (decrease)                (244,084)   $ (1,727,396)       (199,462)   $ (1,434,842)
                                     ============================================================
CLASS II:

Shares sold                               836,602    $  6,040,092       2,117,532    $ 15,779,769
Reinvestment of distributions               1,262           9,367               -               -
Shares repurchased                       (547,441)     (3,887,768)     (1,893,113)    (14,176,223)
                                     ------------------------------------------------------------
  Net increase (decrease)                 290,423    $  2,161,691         224,419    $  1,603,546
                                     ============================================================

PIONEER EUROPE VCT PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND
THE CLASS II SHAREOWNERS OF PIONEER EUROPE VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Europe VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Europe VCT Portfolio of Pioneer Variable Contracts Trust at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                             /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

PIONEER VARIABLE CONTRACTS TRUST

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT AUDITORS
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS

The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Portfolio within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available online at pioneerfunds.com.

INTERESTED TRUSTEES

                              POSITION HELD       TERM OF OFFICE AND     PRINCIPAL OCCUPATION DURING PAST   OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE FUND       LENGTH OF SERVICE      FIVE YEARS                         HELD BY THIS TRUSTEE
John F. Cogan, Jr. (77)*      Chairman of the     Trustee since 1994.    Deputy Chairman and a Director of  Director of Harbor
                              Board, Trustee and  Serves until a         Pioneer Global Asset Management    Global Company, Ltd.
                              President           successor trustee is   S.p.A. ("PGAM"); Non-Executive
                                                  elected or earlier     Chairman and a Director of
                                                  retirement or          Pioneer Investment Management USA
                                                  removal.               Inc. ("PIM-USA"); Chairman and a
                                                                         Director of Pioneer; Director of
                                                                         Pioneer Alternative Investment
                                                                         Management Limited (Dublin);
                                                                         President and a Director of
                                                                         Pioneer Alternative Investment
                                                                         Management (Bermuda) Limited and
                                                                         affiliated funds; President and
                                                                         Director of Pioneer Funds
                                                                         Distributor, Inc. ("PFD");
                                                                         President of all of the Pioneer
                                                                         Funds; and Of Counsel (since
                                                                         2000,partner prior to 2000),Hale
                                                                         and Dorr LLP (counsel to PIM-USA
                                                                         and the Pioneer Funds)

Osbert M. Hood (51)**         Trustee and         Trustee since June,    President and Chief Executive      None
                              Executive Vice      2003. Serves until a   Officer, PIM-USA since May,2003
                              President           successor trustee is   (Director since January, 2001);
                                                  elected or earlier     President and Director of Pioneer
                                                  retirement or          since May 2003; Chairman and
                                                  removal.               Director of Pioneer Investment
                                                                         Management Shareholder Services,
                                                                         Inc. ("PIMSS") since May 2003;
                                                                         Executive Vice President of all
                                                                         of the Pioneer Funds since June
                                                                         2003; Executive Vice President
                                                                         and Chief Operating Officer of
                                                                         PIM-USA, November 2000-May 2003;
                                                                         Executive Vice President, Chief
                                                                         Financial Officer and Treasurer,
                                                                         John Hancock Advisers, L.L.C.,
                                                                         Boston, MA, November
                                                                         1999-November 2000; Senior Vice
                                                                         President and Chief Financial
                                                                         Officer, John Hancock Advisers,
                                                                         L.L.C., April 1997-November 1999

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

INDEPENDENT TRUSTEES

                              POSITION HELD       TERM OF OFFICE AND     PRINCIPAL OCCUPATION DURING PAST   OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS         WITH THE FUND       LENGTH OF SERVICE      FIVE YEARS                         HELD BY THIS TRUSTEE
Mary K. Bush (55)             Trustee             Trustee since          President, Bush International      Director of Brady
3509 Woodbine Street,                             September, 2000.       (international financial advisory  Corporation (industrial
Chevy Chase, MD 20815                             Serves until a         firm)                              identification and
                                                  successor trustee is                                      specialty coated
                                                  elected or earlier                                        material products
                                                  retirement or                                             manufacturer), Millenium
                                                  removal.                                                  Chemicals, Inc.
                                                                                                            (commodity chemicals),
                                                                                                            Mortgage Guaranty
                                                                                                            Insurance Corporation,
                                                                                                            and R.J. Reynolds
                                                                                                            Tobacco Holdings, Inc.
                                                                                                            (tobacco)

Richard H. Egdahl, M.D. (77)  Trustee             Trustee since 1995.    Alexander Graham Bell Professor    None
Boston University Healthcare                      Serves until a         of Health Care Entrepreneurship,
Entrepreneurship Program,                         successor trustee is   Boston University; Professor of
53 Bay State Road,                                elected or earlier     Management, Boston University
Boston, MA 02215                                  retirement or          School of Management; Professor
                                                  removal.               of Public Health, Boston
                                                                         University School of Public
                                                                         Health; Professor of Surgery,
                                                                         Boston University School of
                                                                         Medicine; and University
                                                                         Professor, Boston University

Margaret B.W. Graham (56)     Trustee             Trustee since          Founding Director, The Winthrop    None
1001 Sherbrooke                                   September, 2000.       Group, Inc. (consulting firm);
Street West,                                      Serves until a         Professor of Management, Faculty
Montreal, Quebec, Canada                          successor trustee is   of Management, McGill University
                                                  elected or earlier
                                                  retirement or
                                                  removal.

Marguerite A. Piret (55)      Trustee             Trustee since 1995.    President and Chief Executive      None
One Boston Place,                                 Serves until a         Officer, Newbury, Piret &
28th Floor,                                       successor trustee is   Company, Inc. (investment banking
Boston, MA 02108                                  elected or earlier     firm)
                                                  retirement or
                                                  removal.

Stephen K. West (75)          Trustee             Trustee since 1995.    Senior Counsel, Sullivan &         Director, The Swiss
125 Broad Street,                                 Serves until a         Cromwell (law firm)                Helvetia Fund, Inc.
New York, NY 10004                                successor trustee is                                      (closed-end investment
                                                  elected or earlier                                        company) and AMVESCAP
                                                  retirement or                                             PLC (investment
                                                  removal.                                                  managers)

John Winthrop (67)            Trustee             Trustee since          President, John Winthrop & Co.,    None
One North Adgers Wharf,                           September, 2000.       Inc. (private investment firm)
Charleston, SC 29401                              Serves until a
                                                  successor trustee is
                                                  elected or earlier
                                                  retirement or
                                                  removal.

FUND OFFICERS

                              POSITION HELD       TERM OF OFFICE AND     PRINCIPAL OCCUPATION DURING PAST   OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE FUND       LENGTH OF SERVICE      FIVE YEARS                         HELD BY THIS OFFICER
Dorothy E. Bourassa (56)      Secretary           Serves at the          Secretary of PIM-USA; Senior Vice  None
                                                  discretion of board    President-Legal of Pioneer; and
                                                                         Secretary/Clerk of most of
                                                                         PIM-USA's subsidiaries since
                                                                         October 2000; Secretary of all of
                                                                         the Pioneer Funds since September
                                                                         2003 (Assistant Secretary from
                                                                         November 2000 to September 2003);
                                                                         and Senior Counsel, Assistant
                                                                         Vice President and Director of
                                                                         Compliance of PIM-USA from April
                                                                         1998 through October 2000

Christopher J. Kelley (39)    Assistant           Serves at the          Assistant Vice President and       None
                              Secretary           discretion of board    Senior Counsel of Pioneer since
                                                                         July 2002; Vice President and
                                                                         Senior Counsel of BISYS Fund
                                                                         Services, Inc. (April 2001 to
                                                                         June 2002); Senior Vice President
                                                                         and Deputy General Counsel of
                                                                         Funds Distributor, Inc. (July
                                                                         2000 to April 2001; Vice
                                                                         President and Associate General
                                                                         Counsel from July 1996 to July
                                                                         2000); Assistant Secretary of all
                                                                         of the Pioneer Funds since
                                                                         September 2003

David C. Phelan (46)          Assistant           Serves at the          Partner, Hale and Dorr LLP;        None
                              Secretary           discretion of board    Assistant Secretary of all of the
                                                                         Pioneer Funds since September
                                                                         2003

Vincent Nave (58)             Treasurer           Serves at the          Vice President-Fund Accounting,    None
                                                  discretion of board    Administration and Custody
                                                                         Services of Pioneer (Manager from
                                                                         September 1996 to February 1999);
                                                                         and Treasurer of all of the
                                                                         Pioneer Funds (Assistant
                                                                         Treasurer from June 1999 to
                                                                         November 2000)

Luis I. Presutti (38)         Assistant           Serves at the          Assistant Vice President-Fund      None
                              Treasurer           discretion of board    Accounting, Administration and
                                                                         Custody Services of Pioneer (Fund
                                                                         Accounting Manager from 1994 to
                                                                         1999); and Assistant Treasurer of
                                                                         all of the Pioneer Funds since
                                                                         November 2000

                              POSITION HELD       TERM OF OFFICE AND     PRINCIPAL OCCUPATION DURING PAST   OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE FUND       LENGTH OF SERVICE      FIVE YEARS                         HELD BY THIS OFFICER
Gary Sullivan (45)            Assistant           Serves at the          Fund Accounting Manager-Fund       None
                              Treasurer           discretion of board    Accounting, Administration and
                                                                         Custody Services of Pioneer; and
                                                                         Assistant Treasurer of all of the
                                                                         Pioneer Funds since May 2002

Katharine Kim Sullivan (30)   Assistant           Serves at the          Fund Administration Manager-Fund   None
                              Treasurer           discretion of board.   Accounting, Administration and
                                                                         Custody Services since June 2003;
                                                                         Assistant Vice President-Mutual
                                                                         Fund Operations of State Street
                                                                         Corporation from June 2002 to
                                                                         June 2003 (formerly Deutsche Bank
                                                                         Asset Management); Pioneer Fund
                                                                         Accounting, Administration and
                                                                         Custody Services (Fund Accounting
                                                                         Manager from August 1999 to May
                                                                         2002, Fund Accounting Services
                                                                         Supervisor from 1997 to July
                                                                         1999); Assistant Treasurer of all
                                                                         of the Pioneer Funds since
                                                                         September 2003

                            THIS PAGE FOR YOUR NOTES.

                            THIS PAGE FOR YOUR NOTES.

                            THIS PAGE FOR YOUR NOTES.

[PIONEER INVESTMENTS(R) LOGO]


                                                                   14684-00-0204

[PIONEER INVESTMENTS(R) LOGO]


PIONEER VARIABLE CONTRACTS TRUST

PIONEER FUND VCT PORTFOLIO -- CLASS I SHARES


ANNUAL REPORT

DECEMBER 31, 2003

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

 Pioneer Fund VCT Portfolio

   Portfolio and Performance Update                   2

   Portfolio Management Discussion                    3

   Schedule of Investments                            4

   Financial Statements                               7

   Notes to Financial Statements                     11

   Report of Independent Auditors                    15

   Trustees, Officers and Service Providers          16

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/03

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                             85.5%
Temporary Cash Investments                      8.6%
Depositary Receipts for International Stocks    4.0%
International Common Stocks                     1.9%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Information Technology       18.4%
Financials                   16.2%
Industrials                  14.0%
Consumer Discretionary       11.1%
Consumer Staples             10.7%
Health Care                  10.3%
Energy                        7.7%
Materials                     6.3%
Telecommunication Services    3.5%
Utilities                     1.8%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. ChevronTexaco Corp.                 3.07%
   2. IBM Corp.                           2.36
   3. Exxon Mobil Corp.                   1.94
   4. SBC Communications, Inc.            1.83
   5. Rio Tinto Plc                       1.79

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

PRICES AND DISTRIBUTIONS

                                              12/31/03        12/31/02
Net Asset Value per Share                     $  18.70        $  15.28

DISTRIBUTIONS PER SHARE                     SHORT-TERM        LONG-TERM
(1/1/03 - 12/31/03)           DIVIDENDS     CAPITAL GAINS     CAPITAL GAINS
                              $  0.1864     $     -           $      -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER FUND VCT PORTFOLIO at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

             PIONEER FUND VCT PORTFOLIO*   S&P 500 INDEX
10/31/97           $       10,000           $   10,000
12/31/97           $       10,543           $   10,643
                   $       13,296           $   13,686
12/31/99           $       15,411           $   16,565
                   $       15,600           $   15,060
12/31/2001         $       13,908           $   13,275
                   $       11,261           $   10,342
12/31/2003         $       13,936           $   13,300

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

AVERAGE ANNUAL
TOTAL RETURNS
(As of December 31, 2003)

NET ASSET VALUE*

Life-of-Class
(10/31/97)           5.53%
5 Years              0.94%
1 Year              23.76%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

     PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares

PORTFOLIO MANAGEMENT DISCUSSION 12/31/03

In the following discussion, John Carey, portfolio manager of Pioneer Fund VCT Portfolio, comments on the performance of the Portfolio, as well as the economy over the past twelve months.

Q: PLEASE DISCUSS THE STOCK MARKET IN 2003 AND THE INVESTMENT RESULTS OF PIONEER
   FUND VCT PORTFOLIO.

A: Strong corporate-earnings comparisons led investors to push share prices higher during 2003. Confidence in the economic recovery built gradually during the year, as the positive effects of historically low interest rates, Federal income-tax cuts, and the weak U.S. dollar converged to revive industrial America. Growth in capital spending, especially in information technology, accompanied continued strong consumer activity to support big gains in the gross domestic product numbers in the second half of the year. While some of the worries that investors have had over the past couple of years - namely, corporate scandals, the terrorist threat, and government budget deficits - threatened to bubble over from time to time, they evidently did not seem to discourage too many people from buying shares once again. So, after approximately three years of "bearish" market conditions, the U.S. stock market generated large gains in 2003.

   We are pleased to report positive results for Pioneer Fund VCT Portfolio. For the year as a whole, the Portfolio showed a total return at net asset value of 23.76%, versus a total return on the Standard & Poor's 500 Index of 28.67%.

   Taking the year as a whole, our strongest performance contribution came from our investment exposure to materials, particularly metals and mining. Phelps Dodge (copper), Alcoa (aluminum), and Rio Tinto (diversified mining) all did extremely well for us, and we also realized a large percentage gain on our position in Newmont Mining (gold) when we sold it in the fourth quarter. We likewise did quite well with our investments in financials, where our successful stock selection more than made up for our underweight position in that sharply appreciating sector. One of our standout gainers was T. Rowe Price, which shot up more than 70%. Finally, in industrials, an above-average performing sector where we were overweight, we had exceptional performance from PACCAR (heavy trucks) and Caterpillar (construction equipment).

   With respect to sector investments that detracted from relative performance, consumer discretionary was the major culprit, followed at a distance by consumer staples, health care, and utilities. Both of the consumer sectors saw the biggest returns from turnaround stories; we favored, as we usually do, the stronger and steadier consumer businesses. For instance, retailers that had struggled during the recession came back to life and excited investors as the economy recovered. We had maintained positions in companies that had held up relatively well in the recession and then did not show such dramatic improvement.

Q: CAN YOU DISCUSS YOUR TECHNOLOGY INVESTMENTS AND HOW THEY FARED DURING THE
   YEAR?

A: Our investments in technology rose in value by more than 40%. We owned many of the top-performing tech names, though our smaller positions relative to their market weights in two of the very biggest large cap winners, Cisco Systems and Intel, slightly impaired our relative returns. As long-term investments, we have also favored some of the information-technology services companies, such as Automatic Data Processing, DST, and Fiserv, all of which lagged the overall tech sector in a year when investors were again intrigued with internet stocks and, it seemed, almost any stock that had fallen to very, very low price levels. Strongest contributions to performance came from our overweight positions in the fabulously performing Applied Materials (up more than 70%), Altera (up more than 80%), and Texas Instruments (up more than 90%).

   As we look ahead over the next couple of years, we believe there will be continued opportunities for profits from technology investments. However, we would be dumbstruck if the technology sector notched another year of such extraordinary performance relative to the rest of the market. Our emphasis will continue to be on more conservatively priced names in the sector. Accordingly, during the second half of the year, we added shares of Hewlett-Packard, a specialist in computer printing and also large scale provider of many other types of computer gear, and sold our positions in Electronic Arts and Veeco Instruments after the stocks had recorded large increases in price.

Q: YOU'VE TOUCHED ALREADY ON SOME OF YOUR RECENT CHANGES IN THE PORTFOLIO. DID
   YOU MAKE OTHER CHANGES AS WELL?

A: Yes, aside from the changes we made in our technology and materials holdings, we added four stocks to the Portfolio in the second half, and we deleted six. Biomet is a leading manufacturer of orthopedic implants, principally artificial knees and hips, and impresses us with its outstanding management and strong future earnings potential. Charter One Financial, an Ohio-based bank, has a conservative lending record, tight cost controls, attractive returns, and dividend yield above 3%. Philadelphia Suburban is one of the most important remaining publicly traded water utilities in the U.S., with an unbroken record of annual dividend payments going back to 1939. Shareowners will also note a small holding in Medco Health Solutions, a pharmacy benefit manager "spun out" to us by its former parent, Merck.

   We booked substantial gains on three of our financial stocks, Huntington Bancshares, Morgan Stanley, and Marsh & McLennan. Finally, we disposed of another stock we had received in a distribution, Del Monte Foods, and we sold Dow Chemical.

Q: WHAT IS YOUR OUTLOOK FOR 2004?

A: While we maintain a cautious approach with respect to balance sheets, we see increasing evidence that the strong economic recovery is assisting companies that are financially weaker and, if not altogether curing, at least alleviating some of their financial problems. We shall therefore be looking especially hard during the coming months for companies falling into that category. Without dipping very far down on the quality scale, we do want our shareowners to benefit from some of the above-average appreciation potential existing in such special situations and contrarian stories. Otherwise, we think that investors will do well to focus more on dividends this year, particularly in view of the Federal tax law change and the reduced, maximum 15% rate on qualified dividends. It may well be a bumpier year, with interest rates likely to rise and the heated election-year debate. There might also be rotation out of some stocks and sectors that have risen to high price-to-earnings multiples and perhaps into some stocks and sectors that underperformed in 2003.

   On the whole we remain positive in our outlook because of the good prognosis for corporate earnings. Thank you for your continued support.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE RELIZED.

[SIDENOTE]

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

SCHEDULE OF INVESTMENTS 12/31/03

      SHARES                                                               VALUE
               COMMON STOCKS - 93.7%
               ENERGY - 7.2%
               INTEGRATED OIL & GAS - 6.4%
      80,552   ChevronTexaco Corp.                               $     6,958,887
      22,272   ConocoPhillips                                          1,460,375
     107,438   Exxon Mobil Corp.                                       4,404,958
      31,593   Royal Dutch Petroleum Co.                               1,655,157
      23,956   Shell Transport & Trading Co. (A.D.R.)                  1,078,739
                                                                 ---------------
                                                                 $    15,558,116
                                                                 ---------------
               OIL & GAS DRILLING - 0.8%
      37,870   Smith International, Inc.*                        $     1,572,362
      12,240   Transocean Offshore, Inc.*                                293,882
                                                                 ---------------
                                                                 $     1,866,244
                                                                 ---------------
               TOTAL ENERGY                                      $    17,424,360
                                                                 ---------------
               MATERIALS - 5.9%
               ALUMINUM - 1.0%
      60,153   Alcoa, Inc.                                       $     2,285,814
                                                                 ---------------
               COMMODITY CHEMICALS - 1.1%
      20,818   Air Products & Chemicals, Inc.                    $     1,099,815
      34,836   E.I. du Pont de Nemours and Co.                         1,598,624
                                                                 ---------------
                                                                 $     2,698,439
                                                                 ---------------
               DIVERSIFIED CHEMICALS - 0.4%
      16,633   PPG Industries, Inc.                              $     1,064,845
                                                                 ---------------
               DIVERSIFIED METALS & MINING - 2.7%
      31,698   Phelps Dodge Corp.*                               $     2,411,901
     147,818   Rio Tinto Plc*                                          4,060,488
                                                                 ---------------
                                                                 $     6,472,389
                                                                 ---------------
               PAPER PRODUCTS - 0.7%
      57,800   Meadwestvaco Corp.                                $     1,719,550
                                                                 ---------------
               TOTAL MATERIALS                                   $    14,241,037
                                                                 ---------------
               CAPITAL GOODS - 7.9%
               AEROSPACE & DEFENSE - 2.3%
      21,446   Boeing Co.                                        $       903,734
      35,045   General Dynamics Corp.                                  3,167,718
      31,175   Lockheed Martin Corp.                                   1,602,395
                                                                 ---------------
                                                                 $     5,673,847
                                                                 ---------------
               ELECTRICAL COMPONENT & EQUIPMENT - 0.6%
      16,633   Emerson Electric Co.                              $     1,076,987
      12,449   General Electric Co.                                      385,670
                                                                 ---------------
                                                                 $     1,462,657
                                                                 ---------------
               INDUSTRIAL CONGLOMERATES - 2.7%
      18,621   Illinois Tool Works, Inc.                         $     1,562,488
      20,504   Johnson Controls, Inc.                                  2,380,924
      28,246   United Technologies Corp.                               2,676,873
                                                                 ---------------
                                                                 $     6,620,285
                                                                 ---------------
               INDUSTRIAL MACHINERY - 2.3%
      30,338   Caterpillar, Inc.                                 $     2,518,661
      45,297   Deere & Co.                                             2,946,570
                                                                 ---------------
                                                                 $     5,465,231
                                                                 ---------------
               TOTAL CAPITAL GOODS                               $    19,222,020
                                                                 ---------------
               COMMERCIAL SERVICES & SUPPLIES - 1.6%
               EMPLOYMENT SERVICES - 0.7%
      75,217   Robert Half International, Inc.*                  $     1,755,565
                                                                 ---------------
               OFFICE SERVICES & SUPPLIES - 0.9%
      42,473   Canon, Inc. (A.D.R.)                              $     2,023,414
                                                                 ---------------
               TOTAL COMMERCIAL SERVICES & SUPPLIES              $     3,778,979
                                                                 ---------------
               TRANSPORTATION - 3.6%
               AIRLINES - 0.8%
    124,176    Southwest Airlines Co.                            $     2,004,201
                                                                 ---------------
               RAILROADS - 2.3%
      36,301   Burlington Northern, Inc.                         $     1,174,337
     131,812   Norfolk Southern Corp.                                  3,117,354
      13,468   Philadelphia Suburban Corp.                               297,643
      14,332   Union Pacific Corp.                                       995,787
                                                                 ---------------
                                                                 $     5,585,121
                                                                 ---------------
               TRUCKING - 0.5%
      15,274   United Parcel Service                             $     1,138,677
                                                                 ---------------
               TOTAL TRANSPORTATION                              $     8,727,999
                                                                 ---------------
               AUTOMOBILES & COMPONENTS - 1.0%
               AUTOMOBILE MANUFACTURERS - 1.0%
      27,984   PACCAR, Inc.                                      $     2,381,998
                                                                 ---------------
               TOTAL AUTOMOBILES & COMPONENTS                    $     2,381,998
                                                                 ---------------
               CONSUMER DURABLES & APPAREL - 0.1%
               PHOTOGRAPHIC PRODUCTS - 0.1%
       8,369   Eastman Kodak Co.                                 $       214,832
                                                                 ---------------
               TOTAL CONSUMER DURABLES & APPAREL                 $       214,832
                                                                 ---------------
               MEDIA - 5.8%
               ADVERTISING - 1.2%
      32,012   Omnicom Group                                     $     2,795,608
                                                                 ---------------
               PUBLISHING - 4.6%
      15,901   Dow Jones & Co., Inc.                             $       792,665
      33,042   Elsevier NV                                               409,629
      36,405   Gannett Co.                                             3,245,870
     106,300   John Wiley & Sons, Inc.                                 2,766,989
      57,119   McGraw-Hill Co., Inc.                                   3,993,760
                                                                 ---------------
                                                                 $    11,208,913
                                                                 ---------------
               TOTAL MEDIA                                       $    14,004,521
                                                                 ---------------
               RETAILING - 3.5%
               DEPARTMENT STORES - 0.6%
      48,045   May Department Stores Co.                         $     1,396,668
                                                                 ---------------

   The accompanying notes are an integral part of these financial statements.

      SHARES                                                               VALUE
               GENERAL MERCHANDISE STORES - 1.9%
      26,258   Family Dollar Stores, Inc.                        $       942,137
      98,546   Target Corp.                                            3,784,166
                                                                 ---------------
                                                                 $     4,726,303
                                                                 ---------------
               HOME IMPROVEMENT RETAIL - 0.8%
      35,673   Lowe's Companies, Inc.                            $     1,975,927
                                                                 ---------------
               SPECIALTY STORES - 0.2%
      14,646   Barnes & Noble, Inc.*                             $       481,121
                                                                 ---------------
               TOTAL RETAILING                                   $     8,580,019
                                                                 ---------------
               FOOD & DRUG RETAILING - 3.3%
               DRUG RETAIL - 1.5%
     101,579   Walgreen Co.                                      $     3,695,444
                                                                 ---------------
               FOOD DISTRIBUTORS - 1.0%
      61,512   Sysco Corp.                                       $     2,290,092
                                                                 ---------------
               HYPERMARKETS & SUPERCENTERS - 0.8%
      35,987   Wal-Mart Stores, Inc.                             $     1,909,110
                                                                 ---------------
               TOTAL FOOD & DRUG RETAILING                       $     7,894,646
                                                                 ---------------
               FOOD, BEVERAGE & TOBACCO - 4.5%
               PACKAGED FOODS & MEATS - 3.6%
      63,291   Campbell Soup Co.                                 $     1,696,199
      33,058   General Mills, Inc.                                     1,497,527
      53,562   H.J.Heinz Co., Inc.                                     1,951,264
      20,295   Hershey Foods Corp.                                     1,562,512
      91,118   Sara Lee Corp.                                          1,978,172
                                                                 ---------------
                                                                 $     8,685,674
                                                                 ---------------
               SOFT DRINKS - 0.9%
      47,808   PepsiCo, Inc.                                     $     2,228,809
                                                                 ---------------
               TOTAL FOOD, BEVERAGE & TOBACCO                    $    10,914,483
                                                                 ---------------
               HOUSEHOLD & PERSONAL PRODUCTS - 2.3%
               HOUSEHOLD PRODUCTS - 2.3%
      48,227   Colgate-Palmolive Co.                             $     2,413,761
      31,907   Procter & Gamble Co.                                    3,186,871
                                                                 ---------------
               TOTAL HOUSEHOLD & PERSONAL PRODUCTS               $     5,600,632
                                                                 ---------------
               HEALTH CARE EQUIPMENT & SERVICES - 4.3%
               HEALTH CARE DISTRIBUTORS - 2.3%
      43,205   Abbott Laboratories                               $     2,013,353
      68,103   Johnson & Johnson                                       3,518,201
                                                                 ---------------
                                                                 $     5,531,554
                                                                 ---------------
               HEALTH CARE EQUIPMENT - 1.3%
      52,830   Becton, Dickinson & Co.                           $     2,173,426
      31,593   Biomet, Inc.                                            1,150,301
                                                                 ---------------
                                                                 $     3,323,727
                                                                 ---------------
               HEALTH CARE SERVICES - 0.1%
       6,054   Medco Health Solutions, Inc.*                     $       205,775
                                                                 ---------------
               MANAGED HEALTH CARE - 0.6%
      12,763   United Healthcare Group, Inc.                     $       742,551
       6,800   Wellpoint Health Networks, Inc.*                          659,532
                                                                 ---------------
                                                                 $     1,402,083
                                                                 ---------------
               TOTAL HEALTH CARE EQUIPMENT & SERVICES            $    10,463,139
                                                                 ---------------
               PHARMACEUTICALS & BIOTECHNOLOGY - 5.3%
               PHARMACEUTICALS - 5.3%
      32,221   Eli Lilly & Co.                                   $     2,266,103
      49,900   Merck & Co., Inc.                                       2,305,380
      41,218   Novartis AG (A.D.R.)                                    1,891,494
      56,073   Pfizer, Inc.                                            1,981,059
      13,704   Roche Holdings AG (A.D.R.)                              1,378,910
     171,356   Schering-Plough Corp.                                   2,979,881
                                                                 ---------------
                                                                 $    12,802,827
                                                                 ---------------
               TOTAL PHARMACEUTICALS & BIOTECHNOLOGY             $    12,802,827
                                                                 ---------------
               BANKS - 6.1%
               DIVERSIFIED BANKS - 1.7%
      21,002   Bank of America Corp.                             $     1,689,191
      10,000   Charter One Financial, Inc.                               345,500
      33,267   Wells Fargo & Co.                                       1,959,094
                                                                 ---------------
                                                                 $     3,993,785
                                                                 ---------------
               REGIONAL BANKS - 3.6%
      25,526   First Tennessee National Corp.                    $     1,125,697
     102,730   National City Corp.                                     3,486,656
      44,031   SunTrust Banks, Inc.                                    3,148,217
      17,470   Zions Bancorporation                                    1,071,435
                                                                 ---------------
                                                                 $     8,832,005
                                                                 ---------------
               THRIFTS & MORTGAGE FINANCE - 0.8%
      46,778   Washington Mutual, Inc.                           $     1,876,733
                                                                 ---------------
               TOTAL BANKS                                       $    14,702,523
                                                                 ---------------
               DIVERSIFIED FINANCIALS - 5.9%
               ASSET MANAGEMENT & CUSTODY BANKS - 4.1%
      78,146   The Bank of New York Co., Inc.                    $     2,588,196
      33,372   Federated Investors, Inc.                                 979,802
      56,177   State Street Corp.                                      2,925,698
      73,648   T.Rowe Price Associates, Inc.                           3,491,652
                                                                 ---------------
                                                                 $     9,985,348
                                                                 ---------------
               CONSUMER FINANCE - 0.7%
      34,418   American Express Co.                              $     1,659,980
                                                                 ---------------
               INVESTMENT BANKING & BROKERAGE - 1.1%
      44,670   Merrill Lynch & Co., Inc.                         $     2,619,896
                                                                 ---------------
               TOTAL DIVERSIFIED FINANCIALS                      $    14,265,224
                                                                 ---------------

   The accompanying notes are an integral part of these financial statements.

      SHARES                                                               VALUE
               INSURANCE - 3.3%
               MULTI-LINE INSURANCE - 0.9%
      33,581   American International Group, Inc.                $     2,225,749
                                                                 ---------------
               PROPERTY & CASUALTY INSURANCE - 2.4%
      41,531   Chubb Corp.                                       $     2,828,261
      24,898   Safeco Corp.                                              969,279
      47,313   St. Paul Companies, Inc.                                1,875,960
                                                                 ---------------
                                                                 $     5,673,500
                                                                 ---------------
               TOTAL INSURANCE                                   $     7,899,249
                                                                 ---------------
               SOFTWARE & SERVICES - 6.0%
               APPLICATION SOFTWARE - 3.4%
      32,325   Adobe Systems, Inc.                               $     1,270,373
      36,405   BMC Software, Inc.*                                       678,953
     107,751   Microsoft Corp.                                         2,967,463
      23,434   Symantec Corp.*                                           811,988
      74,694   Synopsys, Inc.*                                         2,521,669
                                                                 ---------------
                                                                 $     8,250,446
                                                                 ---------------
               DATA PROCESSING & OUTSOURCED SERVICES - 2.6%
      35,464   Automatic Data Processing, Inc.                   $     1,404,729
      39,439   Computer Sciences Corp.*                                1,744,387
      19,667   DST Systems, Inc.*                                        821,294
      38,498   Electronic Data Systems Corp.                             944,741
      22,963   Fiserv, Inc.*                                             907,268
      16,006   SunGard Data Systems, Inc.*                               443,526
                                                                 ---------------
                                                                 $     6,265,945
                                                                 ---------------
               TOTAL SOFTWARE & SERVICES                         $    14,516,391
                                                                 ---------------
               TECHNOLOGY HARDWARE & EQUIPMENT - 6.7%
               COMMUNICATIONS EQUIPMENT - 2.6%
      39,648   Cisco Systems, Inc.*                              $       963,050
     170,200   Motorola, Inc.                                          2,394,714
     115,702   Nokia Corp (A.D.R.)                                     1,966,934
      19,249   Qualcomm, Inc.                                          1,038,099
                                                                 ---------------
                                                                 $     6,362,797
                                                                 ---------------
               COMPUTER HARDWARE - 4.1%
      54,922   Dell, Inc.*                                       $     1,865,151
      20,609   Diebold, Inc.                                           1,110,207
      17,889   Hewlett-Packard Co.                                       410,910
      57,746   IBM Corp.                                               5,351,899
     227,585   Sun Microsystems, Inc.*                                 1,021,857
                                                                 ---------------
                                                                 $     9,760,024
                                                                 ---------------
               TOTAL TECHNOLOGY HARDWARE & EQUIPMENT             $    16,122,821
                                                                 ---------------
               SEMICONDUCTORS - 4.6%
               SEMICONDUCTOR EQUIPMENT - 1.6%
     108,798   Applied Materials, Inc.*                          $     2,442,515
      34,732   Novellus Systems, Inc.*                                 1,460,481
                                                                 ---------------
                                                                 $     3,902,996
                                                                 ---------------
               SEMICONDUCTORS - 3.0%
      18,307   Altera Corp.*                                     $       415,569
     114,028   Intel Corp.                                             3,671,702
     110,900   Texas Instruments, Inc.                                 3,258,242
                                                                 ---------------
                                                                 $     7,345,513
                                                                 ---------------
               TOTAL SEMICONDUCTORS                              $    11,248,509
                                                                 ---------------
               TELECOMMUNICATION SERVICES - 3.3%
               INTEGRATED TELECOMMUNICATION SERVICES - 3.3%
      16,947   Alltel Corp.                                      $       789,391
     105,241   BellSouth Corp.                                         2,978,320
     159,326   SBC Communications, Inc.                                4,153,629
                                                                 ---------------
               TOTAL TELECOMMUNICATION SERVICES                  $     7,921,340
                                                                 ---------------
               UTILITIES - 1.7%
               ELECTRIC UTILITIES - 1.1%
      24,270   American Electric Power Co., Inc.                 $       740,478
      26,363   Consolidated Edison, Inc.                               1,133,873
      24,584   Southern Co.                                              743,666
                                                                 ---------------
                                                                 $     2,618,017
                                                                 ---------------
               GAS UTILITIES - 0.6%
      20,295   KeySpan Energy Corp.                              $       746,856
      27,932   Vectren Corp.                                             688,524
                                                                 ---------------
                                                                 $     1,435,380
                                                                 ---------------
               TOTAL UTILITIES                                   $     4,053,397
                                                                 ---------------
               TOTAL COMMON STOCKS
               (Cost $205,141,694)                               $   226,980,946
                                                                 ---------------

   PRINCIPAL
      AMOUNT
               TEMPORARY CASH INVESTMENTS - 8.8%
               REPURCHASE AGREEMENT - 6.4%
$ 15,500,000   UBS Warburg, Inc., 0.73%,
               Dated 12/31/03,
               repurchase price of $15,500,000
               plus accrued interest on 1/2/04
               collateralized by $14,639,000
               U.S. Treasury Bill, 6.75%, 5/15/05                $    15,500,000
                                                                 ---------------

       SHARES
               SECURITY LENDING COLLATERAL - 2.4%
    5,965,628  Securities Lending Investment
               Fund, 1.02%                                       $     5,965,628
                                                                 ---------------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $21,465,628)                                $    21,465,628
                                                                 ---------------
               TOTAL INVESTMENT IN SECURITIES - 102.5%
               (Cost $226,607,322)                               $   248,446,574
                                                                 ---------------
               OTHER ASSETS AND LIABILITIES - (2.5)%             $    (6,119,521)
                                                                 ---------------
               TOTAL NET ASSETS - 100.0%                         $   242,327,053
                                                                 ===============

*        Non-income producing security.
(A.D.R.) American Depositary Receipt

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS


                                                             YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
CLASS I                                                       12/31/03     12/31/02     12/31/01     12/31/00     12/31/99
Net asset value, beginning of period                         $    15.28   $    19.08   $    22.67   $    22.70   $    19.76
                                                             ----------   ----------   ----------   ----------   ----------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $     0.20   $     0.19   $     0.17   $     0.18   $     0.16
   Net realized and unrealized gain (loss) on investments          3.41        (3.81)       (2.57)        0.10         2.97
                                                             ----------   ----------   ----------   ----------   ----------
     Net increase (decrease) from investment operations      $     3.61   $    (3.62)  $    (2.40)  $     0.28   $     3.13
Distributions to shareowners:
   Net investment income                                          (0.19)       (0.18)       (0.17)       (0.18)       (0.17)
   Net realized gain                                                 --           --        (1.02)       (0.13)       (0.02)
                                                             ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net asset value                   $     3.42   $    (3.80)  $    (3.59)  $    (0.03)  $     2.94
                                                             ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                               $    18.70   $    15.28   $    19.08   $    22.67   $    22.70
                                                             ==========   ==========   ==========   ==========   ==========
Total return*                                                     23.76%       19.03%      (10.85)%       1.22%       15.91%
Ratio of net expenses to average net assets+                       0.76%        0.80%        0.74%        0.69%        0.70%
Ratio of net investment income (loss) to average net
  assets+                                                          1.16%        1.09%        0.83%        0.78%        0.82%
Portfolio turnover rate                                              11%          11%         7.0%          37%           8%
Net assets, end of period (in thousands)                     $  154,839   $  141,892   $  199,160   $  222,107   $  204,927
Ratios with no waiver of management fees and assumption
   of expenses by PIM and no reduction for fees paid
   indirectly:
   Net expenses                                                    0.76%        0.80%        0.74%        0.69%        0.70%
   Net investment income (loss)                                    1.16%        1.09%        0.83%        0.78%        0.82%
Ratios with waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                    0.76%        0.80%        0.74%        0.69%        0.70%
   Net investment income (loss)                                    1.16%        1.09%        0.83%        0.78%        0.82%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

STATEMENTS OF ASSETS AND LIABILITIES 12/31/03

                                                                   PIONEER
                                                                    FUND
                                                                VCT PORTFOLIO
ASSETS:
  Investment in securities, at value
   (including securities loaned of $5,797,208)
   (Cost $226,607,322)                                       $     248,446,574
  Temporary cash investments (at amortized cost)                             -
  Cash                                                                 151,806
  Cash held as collateral for futures contracts                              -
  Foreign currencies, at value                                               -
  Receivables -                                                              -
   Investment securities sold                                                -
   Fund shares sold                                                    157,089
   Collateral for securities loaned, at fair value                           -
   Variation margin                                                          -
   Dividends, interest and foreign taxes withheld                      285,889
   Forward foreign currency settlement contracts, net                        -
   Forward foreign currency portfolio hedge contracts,
    open - net                                                               -
   Due from Pioneer Investment Management, Inc.                              -
  Other                                                                  3,765
                                                             -----------------
      Total assets                                           $     249,045,123
                                                             -----------------
LIABILITIES:
  Payables -                                                                 -
   Investment securities purchased                           $         452,923
   Fund shares repurchased                                              79,830
   Dividends                                                                 -
   Upon return for securities loaned                                 5,965,628
   Variation margin                                                          -
   Forward foreign currency settlement contracts, net                        -
   Forward foreign currency portfolio hedge contracts,                       -
  Due to bank                                                                -
  Due to affiliates                                                    178,318
  Accrued expenses                                                      41,371
  Other                                                                      -
                                                             -----------------
      Total liabilities                                      $       6,718,070
                                                             -----------------
NET ASSETS:
  Paid-in capital                                            $     254,614,639
  Accumulated net investment income (loss)                                   -
  Accumulated undistributed net realized gain (loss)               (34,126,838)
  Net unrealized gain (loss) on:
   Investments                                                      21,839,252
   Futures contracts                                                         -
   Foreign currency transactions                                             -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                       -
                                                             -----------------
      Total net assets                                       $     242,327,053
                                                             -----------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
   Net assets                                                $     154,839,149
  Shares outstanding                                                 8,281,639
                                                             =================
   Net asset value per share                                 $           18.70
  CLASS II:
  (Unlimited number of shares authorized)
   Net assets                                                $      87,487,904
  Shares outstanding                                                 4,689,411
                                                             =================
   Net asset value per share                                 $           18.66

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS

                                                                   PIONEER
                                                                    FUND
                                                                VCT PORTFOLIO

                                                                 YEAR ENDED
                                                                  12/31/03
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $26,971)       $       3,589,887
  Interest                                                              97,024
  Income on securities loaned, net                                       2,951
  Other                                                                      -
                                                             -----------------
      Total investment income                                $       3,689,862
                                                             -----------------
EXPENSES:
  Management fees                                            $       1,257,325
  Transfer agent fees                                                    3,007
  Distribution fees (Class II)                                         132,897
  Administrative fees                                                   69,528
  Custodian fees                                                        41,989
  Professional fees                                                     29,811
  Printing                                                              51,466
  Fees and expenses of nonaffiliated trustees                            5,053
  Miscellaneous                                                         11,913
                                                             -----------------
     Total expenses                                          $       1,602,989
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                 -
                                                             -----------------
     Net expenses                                            $       1,602,989
                                                             -----------------
        Net investment income (loss)                         $       2,086,873
                                                             -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                               $      (8,524,893)
   Futures contracts                                                         -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                    (409)
                                                             -----------------
                                                             $      (8,525,302)
                                                             -----------------
  Change in net unrealized gain or loss from:
   Investments                                               $      49,662,141
   Futures contracts                                                         -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                       -
                                                             -----------------
                                                             $      49,662,141
                                                             -----------------
  Net gain (loss) on investments, futures contracts
   and foreign currency transactions                         $      41,136,839
                                                             =================
  Net increase (decrease) in net assets resulting
   from operations                                           $      43,223,712
                                                             =================

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    PIONEER FUND
                                                                    VCT PORTFOLIO
                                                               YEAR               YEAR
                                                               ENDED              ENDED
                                                             12/31/03           12/31/02
FROM OPERATIONS:
Net investment income (loss)                              $     2,086,873    $     2,080,084
Net realized gain (loss) on investments                        (8,525,302)       (18,575,951)
Change in net unrealized gain or loss on
   investments, futures contracts and
   foreign currency transactions                               49,662,141        (27,945,273)
                                                          ---------------    ---------------
     Net increase (decrease) in net assets
       resulting from operations                          $    43,223,712    $   (44,441,140)
                                                          ---------------    ---------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                $    (1,580,150)   $    (1,805,575)
   Class II                                                      (520,900)          (263,066)
Net realized gain
   Class I                                                              -                  -
   Class II                                                             -                  -
Tax return of capital
   Class I                                                              -                  -
   Class II                                                             -                  -
                                                          ---------------    ---------------
     Total distributions to shareowners                   $    (2,101,050)   $    (2,068,641)
                                                          ---------------    ---------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $    58,651,489    $    54,299,089
Reinvestment of distributions                                   2,101,050          2,068,642
Cost of shares repurchased                                    (37,658,369)       (43,581,678)
                                                          ---------------    ---------------
   Net increase (decrease) in net assets
     resulting from fund share transactions               $    23,094,170    $    12,786,053
                                                          ---------------    ---------------
   Net increase (decrease) in net assets                  $    64,216,832    $   (33,723,728)
                                                          ---------------    ---------------

NET ASSETS:
Beginning of year                                             178,110,221        211,833,949
                                                          ---------------    ---------------
End of year                                               $   242,327,053    $   178,110,221
                                                          ===============    ===============
Accumulated undistributed/(distributions in excess of)
   net investment income (loss)                           $             -    $        10,888
                                                          ===============    ===============

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS 12/31/03

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The Pioneer Fund VCT Portfolio (the Portfolio) is a Portfolio of the Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of sixteen separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio) Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio) Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio)
     (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The financial highlights for the Portfolio's Class II shares are presented in a separate book.

The investment objective of Fund Portfolio is to seek capital appreciation.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION
   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. FUTURES CONTRACTS
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio.

   Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2003, Fund Portfolio had no open contracts.

C. FOREIGN CURRENCY TRANSLATION
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. FORWARD FOREIGN CURRENCY CONTRACTS
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. TAXES
   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2003, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the Portfolio and are designed to present the portfolios' capital accounts on a tax basis.

                   ACCUMULATED    ACCUMULATED
                 NET INVESTMENT    REALIZED
PORTFOLIO         INCOME/(LOSS)    GAIN/LOSS    PAID-IN CAPITAL
---------------------------------------------------------------
Fund Portfolio     $   3,289        $   409       $   (3,698)

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003, Fund VCT Portfolio had a capital loss carryforward of $33,944,745 of which the following amounts will expire between 2009 and 2011 if not utilized: $6,699,261 in 2009, $14,227,957 in
   2010 and $13,017,527 in 2011.

   The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

                                     PIONEER          PIONEER
                                      FUND             FUND
                                  VCT PORTFOLIO    VCT PORTFOLIO
                                      2003             2002
----------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                   $   2,101,050    $   2,068,641
Long-Term Capital Gain                        -                -
                                  -------------    -------------
                                  $   2,101,050    $   2,068,641
Return of Capital                             -                -
                                  -------------    -------------
  Total Distributions             $   2,101,050    $   2,068,641
                                  -------------    -------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income     $           -
Undistributed long-term gain/
  (Capital loss carryforward)       (33,944,745)
Unrealized appreciation/
  depreciation                       21,657,159
                                  -------------
  Total                           $ (12,287,586)
                                  =============

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

F. PORTFOLIO SHARES
   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A.

   (UniCredito Italiano), $246,661 in commissions on the sale of Trust shares for the year ended December 31, 2003. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day.

G. SECURITIES LENDING
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. REPURCHASE AGREEMENTS
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT
PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2003, $158,290 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $534 in transfer agent fees payable to PIMSS at December 31, 2003.

4. DISTRIBUTION PLANS
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $19,494 payable to PFD at December 31, 2003.

5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION
At December 31, 2003, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                          NET
                                      GROSS            GROSS         APPRECIATION/
                     TAX COST      APPRECIATION    DEPRECIATION     (DEPRECIATION)
-----------------------------------------------------------------------------------
Fund Portfolio    $  226,789,415  $  36,208,962   $  (14,551,803)   $   21,657,159

6. PORTFOLIO TRANSACTIONS
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2003, were $36,818,387 and $20,713,340, respectively.

7. CAPITAL SHARES
At December 31, 2003, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

FUND PORTFOLIO                    '03 SHARES     '03 AMOUNT        '02 SHARES     '02 AMOUNT
----------------------------------------------------------------------------------------------
 CLASS II:
 Shares sold                         519,126   $     8,479,870        724,147   $   12,875,126
 Reinvestment of distributions        94,945         1,580,150        108,860        1,805,576
 Shares repurchased               (1,616,113)      (25,564,887)    (1,989,049)     (32,131,119)
                                 -------------------------------------------------------------
   Net increase                   (1,002,042)  $   (15,504,867)    (1,156,042)  $  (17,450,417)
                                 =============================================================
 CLASS II:
 Shares sold                       3,031,681   $    50,171,619      2,408,611   $   41,423,963
 Reinvestment of distributions        30,685           520,900         16,342          263,066
 Shares repurchased                 (747,392)      (12,093,482)      (715,895)     (11,450,559)
                                 -------------------------------------------------------------
   Net increase                    2,314,974   $    38,599,037      1,709,058   $   30,236,470
                                 =============================================================

PIONEER FUND VCT PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND
THE CLASS I SHAREOWNERS OF PIONEER FUND VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Fund VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund VCT Portfolio of Pioneer Variable Contracts Trust at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP


Boston, Massachusetts
February 6, 2004

PIONEER VARIABLE CONTRACTS TRUST

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT AUDITORS
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS
The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Portfolio within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available online at pioneerfunds.com.

INTERESTED TRUSTEES

                               POSITION HELD  TERM OF OFFICE AND                                                OTHER DIRECTORSHIPS
NAME AND AGE                   WITH THE FUND  LENGTH OF SERVICE   PRINCIPAL OCCUPATION DURING PAST FIVE YEARS   HELD BY THIS TRUSTEE
John F. Cogan, Jr. (77)*       Chairman of    Trustee             Deputy Chairman and a Director of Pioneer     Director of Harbor
                               the Board,     since 1994.         Global Asset Management S.p.A. ("PGAM");      Global Company, Ltd.
                               Trustee and    Serves until a      Non-Executive Chairman and a Director of
                               President      successor trustee   Pioneer Investment Management USA
                                              is elected or       Inc. ("PIM-USA"); Chairman and a Director
                                              earlier retirement  of Pioneer; Director of Pioneer Alternative
                                              or removal.         Investment Management Limited (Dublin);
                                                                  President and a Director of Pioneer
                                                                  Alternative Investment Management (Bermuda)
                                                                  Limited and affiliated funds; President and
                                                                  Director of Pioneer Funds Distributor, Inc.
                                                                  ("PFD"); President of all of the Pioneer
                                                                  Funds; and Of Counsel (since 2000, partner
                                                                  prior to 2000), Hale and Dorr LLP (counsel
                                                                  to PIM-USA and the Pioneer Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

Osbert M. Hood (51)**          Trustee and    Trustee since       President and Chief Executive Officer,        None
                               Executive      June, 2003. Serves  PIM-USA since May, 2003 (Director since
                               Vice           until a successor   January, 2001); President and Director of
                               President      trustee is elected  Pioneer since May 2003; Chairman and
                                              or earlier          Director of Pioneer Investment Management
                                              retirement or       Shareholder Services, Inc. ("PIMSS") since
                                              removal.            May 2003; Executive Vice President of all
                                                                  of the Pioneer Funds since June 2003;
                                                                  Executive Vice President and Chief
                                                                  Operating Officer of PIM-USA, November
                                                                  2000-May 2003; Executive Vice
                                                                  President, Chief Financial Officer and
                                                                  Treasurer, John Hancock Advisers, L.L.C.,
                                                                  Boston, MA, November 1999-November 2000;
                                                                  Senior Vice President and Chief Financial
                                                                  Officer, John Hancock Advisers, L.L.C.,
                                                                  April 1997-November 1999

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

INDEPENDENT TRUSTEES

                               POSITION HELD  TERM OF OFFICE AND                                                OTHER DIRECTORSHIPS
NAME, AND AGE ADDRESS          WITH THE FUND  LENGTH OF SERVICE   PRINCIPAL OCCUPATION DURING PAST FIVE YEARS   HELD BY THIS TRUSTEE
Mary K. Bush (55)              Trustee        Trustee since       President, Bush International                 Director of Brady
3509 Woodbine Street,                         September, 2000.    (international financial advisory firm)       Corporation
Chevy Chase, MD 20815                         Serves until a                                                    (industrial
                                              successor trustee                                                 identification and
                                              is elected or                                                     specialty coated
                                              earlier retirement                                                material products
                                              or removal.                                                       manufacturer),
                                                                                                                Millenium Chemicals,
                                                                                                                Inc. (commodity
                                                                                                                chemicals), Mortgage
                                                                                                                Guaranty Insurance
                                                                                                                Corporation, and
                                                                                                                R.J. Reynolds
                                                                                                                Tobacco Holdings,
                                                                                                                Inc. (tobacco)

Richard H. Egdahl, M.D. (77)   Trustee        Trustee since       Alexander Graham Bell Professor of Health     None
Boston University Healthcare                  1995. Serves until  Care Entrepreneurship, Boston University;
Entrepreneurship Program,                     a successor         Professor of Management, Boston University
53 Bay State Road,                            trustee is elected  School of Management; Professor of Public
Boston, MA 02215                              or earlier          Health, Boston University School of Public
                                              retirement          Health; Professor of Surgery, Boston
                                              or removal.         University School of Medicine; and
                                                                  University Professor, Boston University

Margaret B.W. Graham (56)      Trustee        Trustee since       Founding Director, The Winthrop Group, Inc.   None
1001 Sherbrooke Street West,                  September, 2000.    (consulting firm); Professor of Management,
Montreal, Quebec, Canada                      Serves until a      Faculty of Management, McGill University
                                              successor trustee
                                              is elected or
                                              earlier retirement
                                              or removal.

Marguerite A. Piret (55)       Trustee        Trustee since        President and Chief Executive Officer,       None
One Boston Place, 28th Floor,                 1995. Serves until   Newbury, Piret & Company, Inc. (investment
Boston, MA 02108                              a successor          banking firm)
                                              trustee is elected
                                              or earlier
                                              retirement or
                                              removal.

Stephen K. West (75)           Trustee        Trustee since       Senior Counsel, Sullivan & Cromwell           Director, The Swiss
125 Broad Street,                             1995. Serves until  (law firm)                                    Helvetia Fund, Inc.
New York, NY 10004                            a successor                                                       (closed-end
                                              trustee is elected                                                investment company)
                                              or earlier                                                        and AMVESCAP PLC
                                              retirement or                                                     (investment
                                              removal.                                                          managers)

John Winthrop (67)             Trustee        Trustee since       President, John Winthrop & Co., Inc.          None
One North Adgers Wharf,                       September, 2000.    (private investment firm)
Charleston, SC 29401                          Serves until a
                                              successor trustee
                                              is elected or
                                              earlier retirement
                                              or removal.

FUND OFFICERS

                               POSITION HELD  TERM OF OFFICE AND                                                OTHER DIRECTORSHIPS
NAME AND AGE                   WITH THE FUND  LENGTH OF SERVICE   PRINCIPAL OCCUPATION DURING PAST FIVE YEARS   HELD BY THIS TRUSTEE
Dorothy E. Bourassa (56)       Secretary      Serves at the       Secretary of PIM-USA; Senior Vice             None
                                              discretion of       President-Legal of Pioneer; and
                                              board               Secretary/Clerk of most of PIM-USA's
                                                                  subsidiaries since October 2000; Secretary
                                                                  of all of the Pioneer Funds since September
                                                                  2003 (Assistant Secretary from November
                                                                  2000 to September 2003); and Senior
                                                                  Counsel, Assistant Vice President and
                                                                  Director of Compliance of PIM-USA from
                                                                  April 1998 through October 2000

Christopher J. Kelley (39)     Assistant      Serves at the       Assistant Vice President and Senior Counsel   None
                               Secretary      discretion of       of Pioneer since July 2002; Vice President
                                              board               and Senior Counsel of BISYS Fund Services,
                                                                  Inc. (April 2001 to June 2002); Senior Vice
                                                                  President and Deputy General Counsel of
                                                                  Funds Distributor, Inc. (July 2000 to April
                                                                  2001; Vice President and Associate General
                                                                  Counsel from July 1996 to July 2000);
                                                                  Assistant Secretary of all of the Pioneer
                                                                  Funds since September 2003

David C. Phelan (46)           Assistant      Serves at the       Partner, Hale and Dorr LLP; Assistant         None
                               Secretary      discretion of       Secretary of all of the Pioneer Funds since
                                              board               September 2003

Vincent Nave (58)              Treasurer      Serves at the       Vice President-Fund Accounting,               None
                                              discretion of       Administration and Custody Services of
                                              board               Pioneer (Manager from September 1996 to
                                                                  February 1999); and Treasurer of all of the
                                                                  Pioneer Funds (Assistant Treasurer from
                                                                  June 1999 to November 2000)

Luis I. Presutti (38)          Assistant      Serves at the       Assistant Vice President-Fund Accounting,     None
                               Treasurer      discretion of       Administration and Custody Services of
                                              board               Pioneer (Fund Accounting Manager from 1994
                                                                  to 1999); and Assistant Treasurer of all of
                                                                  the Pioneer Funds since November 2000

FUND OFFICERS

                               POSITION HELD  TERM OF OFFICE AND                                                OTHER DIRECTORSHIPS
NAME AND AGE                   WITH THE FUND  LENGTH OF SERVICE   PRINCIPAL OCCUPATION DURING PAST FIVE YEARS   HELD BY THIS TRUSTEE
Gary Sullivan (45)             Assistant      Serves at the       Fund Accounting Manager-Fund Accounting,      None
                               Treasurer      discretion of       Administration and Custody Services of
                                              board               Pioneer; and Assistant Treasurer of all of
                                                                  the Pioneer Funds since May 2002

Katharine Kim Sullivan (30)    Assistant      Serves at the       Fund Administration Manager-Fund Accounting,  None
                               Treasurer      discretion of       Administration and Custody Services since
                                              board               June 2003; Assistant Vice President-Mutual
                                                                  Fund Operations of State Street Corporation
                                                                  from June 2002 to June 2003 (formerly
                                                                  Deutsche Bank Asset Management); Pioneer
                                                                  Fund Accounting, Administration and Custody
                                                                  Services (Fund Accounting Manager from
                                                                  August 1999 to May 2002, Fund Accounting
                                                                  Services Supervisor from 1997 to July 1999);
                                                                  Assistant Treasurer of all of the Pioneer
                                                                  Funds since September 2003

[PIONEER INVESTMENTS(R) LOGO]


                                                                   14676-00-0204

[PIONEER INVESTMENTS(R) LOGO]


PIONEER VARIABLE CONTRACTS TRUST

PIONEER SMALL CAP VALUE VCT PORTFOLIO -- CLASS I SHARES


ANNUAL
REPORT

DECEMBER 31, 2003

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer Small Cap Value VCT Portfolio

  Portfolio and Performance Update          2

  Portfolio Management Discussion           3

  Schedule of Investments                   4

  Financial Statements                      8

  Notes to Financial Statements            12

Report of Independent Auditors             16

Trustees, Officers and Service Providers   17

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/03

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                             88.9%
Temporary Cash Investment                       5.4%
Depositary Receipts for International Stocks    4.1%
Exchange Traded Funds                           1.6%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Industrials                 21.5%
Financials                  20.8%
Consumer Discretionary      13.4%
Information Technology       8.6%
Energy                       8.4%
Health Care                  7.7%
Utilities                    7.5%
Materials                    6.8%
Consumer Staples             2.6%
Exchange Traded Funds        1.6%
Telecommunication Services   1.1%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. Southwestern Energy Co.     2.47%
   2. Swift Energy Co.            2.27
   3. Massey Energy Co.           2.15
   4. Insight Enterprises, Inc.   2.11
   5. Joy Global, Inc.            1.88

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

PRICES AND DISTRIBUTIONS

                            12/31/03        12/31/02
Net Asset Value per Share   $ 12.50          $ 9.23

DISTRIBUTIONS PER SHARE             SHORT-TERM     LONG-TERM
(1/1/03 - 12/31/03)      DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                         $  -       $  -           $  -

PERFORMANCE OF A $10,000 INVESTMENT
The following chart shows the change in value of an investment made in PIONEER SMALL CAP VALUE VCT PORTFOLIO at net asset value, compared to that of the Russell 2000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

            PIONEER SMALL CAP VALUE VCT PORTFOLIO*  RUSSELL 2000 VALUE INDEX+
11/30/2001                $ 10,000                           $ 10,000
12/31/2001                $ 10,574                           $ 10,612
12/31/2002                $  8,979                           $  9,400
12/31/2003                $ 12,160                           $ 13,726

+ Index comparison begins 11/30/01. The Russell 2000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

AVERAGE ANNUAL
TOTAL RETURNS
(As of December 31, 2003)

NET ASSET VALUE*

Life-of-Class
(11/8/01)          10.94%
1 Year             35.43%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

In the following discussion, David Adams and Jack McPherson review the year ended December 31, 2003, and Pioneer Small Cap Value VCT Portfolio's performance over this period.

Q. HOW DID PIONEER SMALL CAP VALUE VCT PORTFOLIO PERFORM OVER THIS PERIOD?

A. For the twelve months ended December 31, 2003, Pioneer Small Cap Value VCT Portfolio returned 35.43% at net asset value. Those results, while very positive, trailed the 46.03% return on the Russell 2000 Value Index, the Portfolio's benchmark, for the same period.

Q. WHAT WERE CONDITIONS LIKE OVER THE PAST YEAR AND HOW DID YOU RESPOND?

A. After a long bear market, the stock market turned higher last March when it became clear that the war would not choke off the economic recovery. Stocks generally rose through year end, buoyed by positive economic data. Very small, very speculative issues led the rally, while companies like those we invest in, with solid finances and quantifiable prospects, trailed behind. That split, which is characteristic of the early stages of an economic recovery, accounts for most of the Portfolio's underperformance compared to its benchmark. In particular, underexposure to low-quality issues in technology and biotechnology held back results.

Q. WHICH SECTORS OR STOCKS HELPED BOOST PERFORMANCE?

A. Our financial services choices outperformed the financial segment of the Portfolio's benchmark. Earlier in the year we favored regional banks with exposure to the very strong mortgage origination market but lately have been shifting into commercial banks that benefit from an uptick in demand for business lending. Specifically we took some profits in Irwin Financial, a diversified regional bank with exposure to mortgage activity.

   Real estate investment trusts (REITs) also aided results. Ventas benefited when its primary tenant, a nursing home operator, saw its business improve. Trizec Properties rose after shedding nonproductive holdings and installing new management. At Medallion Financial, the taxi-medallion-financing business is recovering from the post-9/11 downturn. The company is in the process of establishing a banking business, which will help to lower the cost of funds to finance customer loans.

   GrafTech International rose as renewed demand pushed up prices on electrodes for electric arc furnaces. Joy Global, a manufacturer of heavy equipment used in mining operations, performed nicely as the outlook for its end markets continues to improve with the global economy.

   In consumer staples, sales of household and personal products continued to be strong at direct-seller NuSkin, which is active in 30 countries, including China and Japan.

   Energy holdings also performed well. With insufficient supply and growing demand, the price of North American natural gas is climbing. One beneficiary is Southwestern Energy, which is expanding production. We added to our position in Swift Energy during the year when investors were focusing on disappointing results in its New Zealand properties and ignoring attractive prospects here in the U.S. Our broader view paid off when the shares rose later in the year.

Q. WHAT OTHER CHOICES OR STRATEGIES AFFECTED PERFORMANCE?

A. The weak economy and management issues pushed down shares of Central Parking; the parking business is inherently profitable and a recovering economy should boost results. We think PRG-Schultz, which provides specialized accounting services to large corporations in a wide variety of industries, performed poorly during the year as the integration of a large acquisition continued to disappoint. Borland Software reported mediocre results during the year, which caused the stock to be down for the year, but we believe that the company's products are crucial to the software development industry and thus will resume growing in 2004.

   In health care, Kendall International, which conducts new drug research for pharmaceutical firms, fell as product pipelines shrank. Pacificare Health Systems, was a significantly positive holding for the Portfolio as the market began to realize the favorable position the company holds in the Medicare managed-care marketplace, a tool the government believes is imperative to reigning in skyrocketing Medicare costs.

   The halting rebound in travel and ineffective company management led us to take a loss in our small position in Oneida, which supplies flatware to airlines and hotels.

Q. WHAT IS YOUR OUTLOOK FOR NEXT YEAR AS IT AFFECTS SMALL COMPANY STOCKS?

A. Although the opposite approach was rewarded in 2003, we are convinced that owning companies with strong finances, reasonable valuations and positive earnings is the right way to position the Portfolio for possible economic growth. That view seemed to be taking hold at yearend, as better quality stocks began to draw more attention.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

[SIDENOTE]

Small-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/03

      SHARES                                                                       VALUE
               COMMON STOCKS - 83.8%
               ENERGY - 7.2%
               OIL & GAS DRILLING - 1.7%
       3,400   Atwood Oceanics, Inc.*                                    $       108,596
      13,086   Key Energy Services, Inc.*                                        134,917
                                                                         ---------------
                                                                         $       243,513
                                                                         ---------------
               OIL & GAS EQUIPMENT & SERVICES - 1.5%
       7,500   Gulfmark Offshore, Inc.*                                  $       105,000
       6,315   Maverick Tube Corp.*                                              121,564
                                                                         ---------------
                                                                         $       226,564
                                                                         ---------------
               OIL & GAS EXPLORATION & PRODUCTION - 4.0%
       2,900   Penn Virginia Corp.                                       $       161,385
      16,970   Swift Energy Co.*                                                 285,945
         691   Tom Brown, Inc.*                                                   22,285
       5,219   Unit Corp.*                                                       122,907
                                                                         ---------------
                                                                         $       592,522
                                                                         ---------------
               TOTAL ENERGY                                              $     1,062,599
                                                                         ---------------
               MATERIALS - 5.8%
               CONSTRUCTION MATERIALS - 0.1%
         350   Ameron International Corp.                                $        12,142
                                                                         ---------------
               DIVERSIFIED METALS & MINING - 1.8%
      13,014   Massey Energy Co.                                         $       270,691
                                                                         ---------------
               METAL & GLASS CONTAINERS - 0.3%
       1,562   Jarden Corp.*                                             $        42,705
                                                                         ---------------
               PAPER PACKAGING - 0.1%
         650   Kadant, Inc.*                                             $        14,073
                                                                         ---------------
               PAPER PRODUCTS - 1.5%
       8,043   Domtar, Inc.                                              $       100,457
       4,300   Flowserve Corp.*                                                   89,784
       2,500   Longview Fibre Co.                                                 30,875
                                                                         ---------------
                                                                         $       221,116
                                                                         ---------------
               SPECIALTY CHEMICALS - 0.5%
       2,475   Great Lakes Chemical Corp.                                $        67,295
                                                                         ---------------
               STEEL - 1.5%
       2,250   Carpenter Technology                                      $        66,533
      11,743   Graftech International, Ltd.*                                     158,531
                                                                         ---------------
                                                                         $       225,064
                                                                         ---------------
               TOTAL MATERIALS                                           $       853,086
                                                                         ---------------
               CAPITAL GOODS - 7.9%
               BUILDING PRODUCTS - 0.1%
       1,175   Lennox International, Inc.                                $        19,623
                                                                         ---------------
               CONSTRUCTION & FARM MACHINERY &
               HEAVY TRUCKS - 1.3%
      11,475   Wabtec Corp.                                              $       195,534
                                                                         ---------------
               CONSTUCTION & ENGINEERING - 1.0%
       3,045   Granite Consturction, Inc.                                $        71,527
       4,525   Insituform Technologies, Inc.*                                     74,663
                                                                         ---------------
                                                                         $       146,190
                                                                         ---------------
               ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%
       6,204   Power-One, Inc.*                                          $        67,189
                                                                         ---------------
               INDUSTRIAL CONGLOMERATES - 1.3%
       9,685   Cornell Companies, Inc.*                                  $       132,200
       5,046   NN, Inc.                                                           63,529
                                                                         ---------------
                                                                         $       195,729
                                                                         ---------------
               INDUSTRIAL MACHINERY - 2.9%
       9,037   Joy Global, Inc.                                          $       236,318
       1,800   Kaydon Corp.                                                       46,512
       1,619   Nacco Industries, Inc.                                            144,868
                                                                         ---------------
                                                                         $       427,698
                                                                         ---------------
               TRADING COMPANIES & DISTRIBUTORS - 0.8%
       4,928   Applied Industrial Technologies, Inc.                     $       117,582
                                                                         ---------------
               TOTAL CAPITAL GOODS                                       $     1,169,545
                                                                         ---------------
               COMMERCIAL SERVICES & SUPPLIES - 6.2%
               COMMERCIAL PRINTING - 1.0%
       4,118   John H. Harland Co.                                       $       112,421
       1,200   Valassis Communications, Inc.*                                     35,220
                                                                         ---------------
                                                                         $       147,641
                                                                         ---------------
               DIVERSIFIED COMMERCIAL SERVICES - 4.5%
         700   Arbitron, Inc.*                                           $        29,204
       9,850   Central Parking Corp.                                             147,061
       2,456   FTI Consulting, Inc.*                                              57,397
       8,760   Profit Recovery Group International*                               42,924
       3,328   Roto Rooter, Inc.                                                 153,421
      13,730   Rent-Way, Inc.*                                                   112,449
       4,750   Watson Wyatt & Co. Holdings*                                      114,713
                                                                         ---------------
                                                                         $       657,169
                                                                         ---------------
               EMPLOYMENT SERVICES - 0.6%
       4,520   Korn/Ferry International*                                 $        60,297
       1,785   Right Management Consultants, Inc.*                                33,308
                                                                         ---------------
                                                                         $        93,605
                                                                         ---------------
               OFFICE SERVICES & SUPPLIES - 0.1%
         450   Imagistics International, Inc.*                           $        16,875
                                                                         ---------------
               TOTAL COMMERCIAL SERVICES & SUPPLIES                      $       915,290
                                                                         ---------------
               TRANSPORTATION - 4.2%
               MARINE - 1.6%
      10,802   Stelmar Shipping, Ltd.                                    $       236,132
                                                                         ---------------
               RAILROADS - 1.5%
       6,912   Genesee & Wyoming, Inc.*                                  $       217,659
                                                                         ---------------

   The accompanying notes are an integral part of these financial statements.

      SHARES                                                                       VALUE
               TRUCKING - 1.1%
       1,400   Central Freight Lines, Inc.*                              $        24,850
       2,243   Dollar Thrifty Automotive*                                         58,183
       3,150   Forward Air Corp.*                                                 86,625
                                                                         ---------------
                                                                         $       169,658
                                                                         ---------------
               TOTAL TRANSPORTATION                                      $       623,449
                                                                         ---------------
               AUTOMOBILES & COMPONENTS - 0.7%
               AUTO PARTS & EQUIPMENT - 0.7%
       6,245   Federal Signal Corp.                                      $       109,412
                                                                         ---------------
               TOTAL AUTOMOBILES & COMPONENTS                            $       109,412
                                                                         ---------------
               CONSUMER DURABLES & APPAREL - 1.7%
               APPAREL, ACCESSORIES & LUXURY GOODS - 0.8%
       9,168   Charming Shoppes, Inc.*                                   $        49,507
       1,875   Kellwood Co.                                                       76,875
                                                                         ---------------
                                                                         $       126,382
                                                                         ---------------
               FOOTWEAR - 0.9%
       7,491   Maxwell Shoe Co., Inc.*                                   $       127,122
                                                                         ---------------
               TOTAL CONSUMER DURABLES & APPAREL                         $       253,504
                                                                         ---------------
               HOTELS, RESTAURANTS & LEISURE - 0.6%
               LEISURE FACILITIES - 0.1%
       2,630   Bally Total Fitness Holding Corp.*                        $        18,410
                                                                         ---------------
               RESTAURANTS - 0.5%
       3,769   O'Charley's, Inc.*                                        $        67,654
                                                                         ---------------
               TOTAL HOTELS, RESTAURANTS & LEISURE                       $        86,064
                                                                         ---------------
               MEDIA - 2.2%
               ADVERTISING - 1.7%
       3,816   Equity Marketing, Inc.*                                   $        53,806
       5,144   R.H. Donnelley Corp.*+                                            204,937
                                                                         ---------------
                                                                         $       258,743
                                                                         ---------------
               PUBLISHING - 0.5%
       4,715   Advanced Marketing Services, Inc.                         $        53,751
         700   Information Holdings, Inc.*                                        15,470
                                                                         ---------------
                                                                         $        69,221
                                                                         ---------------
               TOTAL MEDIA                                               $       327,964
                                                                         ---------------
               RETAILING - 6.1%
               APPAREL RETAIL - 0.6%
       3,045   Stage Stores, Inc.*                                       $        84,956
                                                                         ---------------
               CATALOG RETAIL - 1.8%
      14,125   Insight Enterprises, Inc.*                                $       265,550
                                                                         ---------------
               GENERAL MERCHANDISE STORES - 0.5%
       2,615   Blyth Industries, Inc.                                    $        84,255
                                                                         ---------------
               SPECIALTY STORES - 3.2%
       3,550   Claire's Stores, Inc.                                     $        66,882
       5,202   Guitar Center, Inc.*                                              169,481
       7,082   Hancock Fabrics, Inc.                                             102,547
       4,048   School Specialty, Inc.*                                           137,672
                                                                         ---------------
                                                                         $       476,582
                                                                         ---------------
               TOTAL RETAILING                                           $       911,343
                                                                         ---------------
               FOOD & DRUG RETAILING - 1.0%
               FOOD RETAIL - 1.0%
       4,208   Fresh Del Monte Produce, Inc.                             $       100,277
       3,325   Wild Oats Markets, Inc.*                                           42,992
                                                                         ---------------
               TOTAL FOOD & DRUG RETAILING                               $       143,269
                                                                         ---------------
               HOUSEHOLD & PERSONAL PRODUCTS - 1.2%
               HOUSEHOLD PRODUCTS - 1.2%
      10,804   Nu Skin Enterprises, Inc.                                 $       184,640
                                                                         ---------------
               TOTAL HOUSEHOLD & PERSONAL PRODUCTS                       $       184,640
                                                                         ---------------
               HEALTH CARE EQUIPMENT & SERVICES - 6.1%
               HEALTH CARE DISTRIBUTORS - 2.1%
       2,685   Amerigroup Corp.*                                         $       114,515
       5,750   Chattem, Inc.*                                                    102,925
       5,650   Cross Country Healthcares, Inc.*                                   84,298
                                                                         ---------------
                                                                         $       301,738
                                                                         ---------------
               HEALTH CARE EQUIPMENT - 0.1%
         225   Analogic Corp.                                            $         9,225
         275   Arrow International, Inc.                                           6,870
                                                                         ---------------
                                                                         $        16,095
                                                                         ---------------
               HEALTH CARE FACILITIES - 0.6%
         875   Sunrise Senior Living, Inc.*                              $        33,898
       1,758   Triad Hospitals, Inc.*                                             58,489
                                                                         ---------------
                                                                         $        92,387
                                                                         ---------------
               HEALTH CARE SERVICES - 1.9%
       4,202   Pediatrix Medical Group, Inc.*+                           $       231,488
       2,875   Providence Service Corp.*                                          46,518
                                                                         ---------------
                                                                         $       278,006
                                                                         ---------------
               MANAGED HEALTH CARE - 1.4%
       3,115   PacifiCare Health Systems*                                $       210,574
                                                                         ---------------
               TOTAL HEALTH CARE EQUIPMENT & SERVICES                    $       898,800
                                                                         ---------------
               PHARMACEUTICALS & BIOTECHNOLOGY - 0.5%
               BIOTECHNOLOGY - 0.5%
      11,505   Kendle International, Inc.*                               $        72,942
                                                                         ---------------
               TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                     $        72,942
                                                                         ---------------

   The accompanying notes are an integral part of these financial statements.

      SHARES                                                                       VALUE
               BANKS - 4.8%
               DIVERSIFIED BANKS - 2.4%
       2,606   Banner Corp.                                              $        65,541
       5,305   BankAtlantic Bancorp, Inc.                                        100,795
         800   Local Financial Corp.*                                             16,672
       5,550   Provident Financial Services, Inc.                                104,895
       4,650   Texas Capital Bancshares, Inc.*                                    67,248
                                                                         ---------------
                                                                         $       355,151
                                                                         ---------------
               REGIONAL BANKS - 1.6%
      12,000   Cardinal Financial Corp.*                                 $        99,360
       1,105   Irwin Financial Corp.                                              34,697
         400   Sun Bancorp, Inc.*                                                 10,560
       3,200   Sterling Bancshares, Inc.                                          42,656
         930   Whitney Holding Corp.                                              38,121
                                                                         ---------------
                                                                         $       225,394
                                                                         ---------------
               THRIFTS & MORTGAGE FINANCE - 0.8%
         300   Franklin Bank Corp.*                                      $         5,700
       4,225   First Niagara Financial Group, Inc.*                               62,995
       2,450   Staten Island Bancorp, Inc.                                        55,125
                                                                         ---------------
                                                                         $       123,820
                                                                         ---------------
               TOTAL BANKS                                               $       704,365
                                                                         ---------------
               DIVERSIFIED FINANCIALS - 3.3%
               CONSUMER FINANCE - 1.3%
       1,850   American Capital Strategies                               $        55,001
      15,456   Medallion Financial Corp.                                         146,677
                                                                         ---------------
                                                                         $       201,678
                                                                         ---------------
               CONSUMER FINANCE - 1.5%
       4,725   Advanta Corp.                                             $        61,378
       3,878   Advanta Corp. (Class B)                                            49,328
      10,000   Rewards Network, Inc.*                                            106,600
                                                                         ---------------
                                                                         $       217,306
                                                                         ---------------
               SPECIALIZED FINANCE - 0.5%
       2,568   Financial Federal Corp.*                                  $        78,452
                                                                         ---------------
               TOTAL DIVERSIFIED FINANCIALS                              $       497,436
                                                                         ---------------
               INSURANCE - 4.1%
               LIFE & HEALTH INSURANCE - 0.5%
       2,756   FBL Financial Group, Inc.                                 $        71,105
                                                                         ---------------
               PROPERTY & CASUALTY INSURANCE - 3.1%
       1,700   American Safety Insurance Group, Ltd.*                    $        22,287
       3,101   IPC Holdings, Ltd.                                                120,753
         728   Philadelphia Consolidated Holding Corp.*                           35,548
       8,400   Quanta Capital Holdings (144A)*                                    96,600
       2,550   RLI Corp.                                                          95,523
       1,350   Selective Insurance Group, Inc.                                    43,686
         999   Stewart Information Services Corp.                                 40,509
                                                                         ---------------
                                                                         $       454,906
                                                                         ---------------
               REINSURANCE - 0.5%
       3,450   Odyssey Re Holdings, Corp.                                $        77,798
                                                                         ---------------
               TOTAL INSURANCE                                           $       603,809
                                                                         ---------------
               REAL ESTATE - 5.6%
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.5%
       2,400   Corrections Corp. of America*                             $        69,192
                                                                         ---------------
               REAL ESTATE INVESTMENT TRUSTS - 5.1%
       4,010   Bedford Property Investors, Inc.                          $       114,806
       1,453   Entertainment Properties Trust                                     50,434
       2,324   Pennsylvania Real Estate
               Investment Trust, Inc.                                             84,361
       3,975   Reckson Associates Realty Corp.                                    96,593
      11,065   Trizec Properties, Inc.                                           170,401
       3,896   Universal Health Realty, Inc.                                     117,270
       5,512   Ventas, Inc.                                                      121,264
                                                                         ---------------
                                                                         $       755,129
                                                                         ---------------
               TOTAL REAL ESTATE                                         $       824,321
                                                                         ---------------
               SOFTWARE & SERVICES - 3.7%
               APPLICATION SOFTWARE - 1.2%
       9,754   SPSS, Inc.*                                               $       174,402
                                                                         ---------------
               DATA PROCESSING & OUTSOURCED SERVICES - 0.7%
       4,253   Lightbridge, Inc.*                                        $        38,702
       6,717   Pegusus Systems, Inc.*                                             70,327
                                                                         ---------------
                                                                         $       109,029
                                                                         ---------------
               HOME ENTERTAINMENT SOFTWARE - 0.1%
       1,025   Plato Learning, Inc.*                                     $        10,814
                                                                         ---------------
               INTERNET SOFTWARE & SERVICES - 0.6%
       4,500   Internet Security Systems, Inc*                           $        84,735
                                                                         ---------------
               SYSTEMS SOFTWARE - 1.1%
      11,925   Borland Software Corp.*                                   $       116,030
       4,250   Netiq Corp.*                                                       56,313
                                                                         ---------------
                                                                         $       172,343
                                                                         ---------------
               TOTAL SOFTWARE & SERVICES                                 $       551,323
                                                                         ---------------
               TECHNOLOGY HARDWARE & EQUIPMENT - 2.1%
               NETWORKING EQUIPMENT - 0.2%
       3,290   Computer Network Tech Corp.*                              $        31,387
                                                                         ---------------
               COMMUNICATIONS EQUIPMENT - 0.9%
      15,525   Remec, Inc.*                                              $       130,565
                                                                         ---------------
               COMPUTER STORAGE & PERIPHERALS - 0.5%
       2,600   Electronics For Imaging, Inc.*                            $        67,652
                                                                         ---------------
               TECHNOLOGY DISTRIBUTORS - 0.5%
       1,875   Tech Data Corp.*                                          $        74,419
                                                                         ---------------
               TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                     $       304,023
                                                                         ---------------

   The accompanying notes are an integral part of these financial statements.

      SHARES                                                                       VALUE
               SEMICONDUCTORS - 1.5%
               SEMICONDUCTOR EQUIPMENT - 1.1%
       2,243   Advanced Energy Industries, Inc.*                         $        58,430
       1,687   Brooks Automation, Inc.*                                           40,775
       3,145   Photronics, Inc.*                                                  62,648
                                                                         ---------------
                                                                         $       161,853
                                                                         ---------------
               SEMICONDUCTORS - 0.4%
       4,470   HI/FN Inc.*                                               $        53,193
         384   Power Integrations, Inc.*                                          12,849
                                                                         ---------------
                                                                         $        66,042
                                                                         ---------------
               TOTAL SEMICONDUCTORS                                      $       227,895
                                                                         ---------------
               TELECOMMUNICATION SERVICES - 0.9%
               INTEGRATED TELECOMMUNICATION SERVICES - 0.1%
         900   CT Communications, Inc.                                   $        12,150
                                                                         ---------------
               WIRELESS TELECOMMUNICATION SERVICES - 0.8%
      13,128   Boston Communications Group, Inc.*                        $       121,959
                                                                         ---------------
               TOTAL TELECOMMUNICATION SERVICES                          $       134,109
                                                                         ---------------
               UTILITIES - 6.4%
               ELECTRIC UTILITIES - 0.6%
       6,650   Allegheny Energy, Inc.*                                   $        84,854
                                                                         ---------------
               GAS UTILITIES - 5.0%
       3,325   AGL Resources, Inc.                                       $        96,758
         450   New Jersey Resources Corp.                                         17,330
      10,097   NUI Corp.                                                         162,764
       3,780   People's Energy Corp.                                             158,911
      13,024   Southwestern Energy Co.*                                          311,274
                                                                         ---------------
                                                                         $       747,037
                                                                         ---------------
               MULTI-UTILITIES & UNREGULATED POWER - 0.4%
       1,350   Energen Corp.                                             $        55,391
                                                                         ---------------
               UTILITIES - 0.4%
       1,675   UGI Corp.                                                 $        56,783
                                                                         ---------------
               TOTAL UTILITIES                                           $       944,065
                                                                         ---------------
               TOTAL COMMON STOCKS
               (Cost $9,876,316)                                         $    12,403,253
                                                                         ---------------
               EXCHANGE TRADED FUNDS - 1.3%
         675   Nasdaq 100 Index Traded Fund*                             $        24,587
       1,075   Russell 2000 Exchange Traded Fund                                 172,860
                                                                         ---------------
               TOTAL EXCHANGE TRADED FUNDS
               (Cost $144,747)                                           $       197,447
                                                                         ---------------
               TEMPORARY CASH INVESTMENT - 4.8%
               SECURITY LENDING COLLATERAL - 4.8%
     717,616   Securities Lending Investment Fund, 1.02%                 $       717,616
                                                                         ---------------
               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $717,616)                                           $       717,616
                                                                         ---------------
               TOTAL INVESTMENT IN SECURITIES - 89.9%
               (Cost $10,738,679)                                        $    13,318,316
                                                                         ---------------
               OTHER ASSETS AND LIABILITIES - 10.1%                      $     1,489,983
                                                                         ---------------
               TOTAL NET ASSETS - 100.0%                                 $    14,808,299
                                                                         ===============

*  Non-income producing security
+ At December 31, 2003, the following securities have been pledged to cover margin requirements for open futures contracts:

      SHARES   SECURITY                        MARKET VALUE
       2,385   Pediatrix Medical Group, Inc.   $    131,390
         400   R.H. Donnelly Corp.             $     15,936

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                                 YEAR ENDED   YEAR ENDED    11/8/01 TO
CLASS I                                                                           12/31/03     12/31/02     12/31/01(a)
Net asset value, beginning of period                                             $     9.23   $    10.87    $     10.00
                                                                                 ----------   ----------    -----------
Increase (decrease) from investment operations:
   Net investment income (loss)                                                  $       --   $    (0.00)   $      0.01
   Net realized and unrealized gain (loss) on investments and
     foreign currency transactions                                                     3.27        (1.64)          0.86
                                                                                 ----------   ----------    -----------
     Net increase (decrease) from investment operations                          $     3.27   $    (1.64)   $      0.87
Distributions to Shareowners
   Net investment income                                                                 --        (0.00)(c)      (0.00)
   Net realized gain                                                                     --        (0.00)(c)         --
                                                                                 ----------   ----------    -----------
Net increase (decrease) in net asset value                                       $     3.27   $    (1.64)   $      0.87
                                                                                 ----------   ----------    -----------
Net asset value, end of period                                                   $    12.50   $     9.23    $     10.87
                                                                                 ==========   ==========    ===========
Total return*                                                                         35.43%      (15.08)%         8.70%
Ratio of net expenses to average net assets+                                           1.25%        1.25%          1.21%**
Ratio of net investment income (loss) to average net assets+                           0.03%       (0.05)%         0.86%**
Portfolio turnover rate                                                                  74%          50%             0%**
Net assets, end of period (in thousands)                                         $   12,049   $    6,603    $       504
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                        2.40%        2.76%         77.48%**
   Net investment income (loss)                                                       (1.12)%      (1.56)%       (75.41)%**
Ratios with waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                        1.25%        1.25%          1.21%*
   Net investment income (loss)                                                        0.03%       (0.05)%         0.86%*

(a) Shares of Pioneer Small Cap Value VCT Portfolio were first publicly offered on November 8, 2001.
(c) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF ASSETS AND LIABILITIES 12/31/03

                                                                                      PIONEER
                                                                                     SMALL CAP
                                                                                       VALUE
                                                                                   VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (including securities loaned of $683,740)
   (Cost $10,738,679)                                                             $    13,318,316
  Cash                                                                                  2,419,350
  Cash held as collateral for furtures contracts                                                -
  Futures collateral                                                                            -
  Foreign currencies, at value                                                                  -
  Receivables -
   Investment securities sold                                                                   -
   Fund shares sold                                                                         2,468
   Variation margin                                                                             -
   Dividends, interest and foreign taxes withheld                                          15,533
   Forward foreign currency settlement contracts, net                                           -
   Forward foreign currency portfolio hedge contracts, open - net                               -
   Due from Pioneer Investment Management, Inc.                                             8,595
  Other                                                                                     2,111
                                                                                  ---------------
      Total assets                                                                $    15,766,373
                                                                                  ---------------
LIABILITIES:
  Payables -
   Investment securities purchased                                                $       145,829
   Fund shares repurchased                                                                 30,346
   Dividends                                                                                    -
   Upon return of securities loaned                                                       717,616
   Variation Margin                                                                         6,800
   Forward foreign currency settlement contracts, net                                           -
   Forward foreign currency portfolio hedge contracts, net                                      -
  Reserve for repatriation taxes                                                                -
  Due to bank                                                                                   -
  Due to affiliates                                                                         6,814
  Accrued expenses                                                                         50,669
  Other                                                                                         -
                                                                                  ---------------
      Total liabilities                                                           $       958,074
                                                                                  ---------------
NET ASSETS:
  Paid-in capital                                                                 $    13,239,354
  Accumulated net investment income (loss)                                                  3,664
  Accumulated undistributed net realized gain (loss)                                   (1,036,790)
  Net unrealized gain (loss) on:
   Investments                                                                          2,579,637
   Futures contracts                                                                       22,434
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                          -
                                                                                  ---------------
      Total net assets                                                            $    14,808,299
                                                                                  ---------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
   Net assets                                                                     $    12,048,726
  Shares outstanding                                                                      963,935
                                                                                  ---------------
   Net asset value per share                                                      $         12.50
  CLASS II:
  (Unlimited number of shares authorized)
   Net assets                                                                     $     2,759,573
  Shares outstanding                                                                      221,239
                                                                                  ---------------
   Net asset value per share                                                      $         12.47

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

                                                                                            PIONEER
                                                                                        SMALL CAP VALUE
                                                                                         VCT PORTFOLIO

                                                                                             YEAR
                                                                                             ENDED
                                                                                           12/31/03
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $60)                                      $       112,876
  Interest                                                                                        5,591
  Income on securities loaned, net                                                                1,567
  Other                                                                                               -
                                                                                        ---------------
        Total investment income                                                         $       120,034
                                                                                        ---------------
EXPENSES:
  Management fees                                                                       $        69,462
  Transfer agent fees                                                                             1,460
  Distribution fees (Class II)                                                                    1,413
  Administrative fees                                                                            37,536
  Custodian fees                                                                                 35,540
  Professional fees                                                                              24,679
  Printing                                                                                       46,429
  Fees and expenses of nonaffiliated trustees                                                       545
  Miscellaneous                                                                                   7,128
                                                                                        ---------------
     Total expenses                                                                     $       224,192
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                                   (106,283)
                                                                                        ---------------
     Net expenses                                                                       $       117,909
                                                                                        ---------------
        Net investment income (loss)                                                    $         2,125
                                                                                        ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                                          $      (393,602)
   Futures contracts                                                                             59,434
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                                -
                                                                                        ---------------
                                                                                        $      (334,168)
                                                                                        ---------------
  Change in net unrealized gain or (loss) from:
   Investments                                                                          $     3,326,626
   Futures contracts                                                                             27,316
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                                -
                                                                                        ---------------
                                                                                        $     3,353,942
                                                                                        ---------------
  Net gain (loss) on investments, futures contracts and foreign currency transactions   $     3,019,774
                                                                                        ===============
  Net increase (decrease) in net assets resulting from operations                       $     3,021,899
                                                                                        ===============

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                PIONEER SMALL CAP VALUE
                                                     VCT PORTFOLIO

                                                  YEAR           YEAR
                                                 ENDED          ENDED
                                                12/31/03       12/31/02
FROM OPERATIONS:
Net investment income (loss)                  $      2,125   $     (2,200)
Net realized gain (loss) on investments           (334,168)      (704,976)
Change in net unrealized gain or loss on
   investments, futures contracts and
   foreign currency transactions                 3,353,942       (768,908)
                                              ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations              $  3,021,899   $ (1,476,084)
                                              ------------   ------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                    $          -   $       (188)
   Class II                                              -              -
Net realized gain
   Class I                                               -            (62)
   Class II                                              -              -
Tax return of capital
   Class I                                               -              -
   Class II                                              -              -
                                              ------------   ------------
     Total distributions to shareowners       $          -   $       (250)
                                              ------------   ------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares              $ 15,752,093   $ 11,382,894
Reinvestment of distributions                            -            247
Cost of shares repurchased                     (10,568,904)    (3,807,810)
                                              ------------   ------------

   Net increase (decrease) in net assets
     resulting from fund share transactions   $  5,183,189   $  7,575,331
                                              ------------   ------------
   Net increase (decrease) in net assets      $  8,205,088   $  6,098,997
                                              ------------   ------------

NET ASSETS:
Beginning of year                                6,603,211        504,214
                                              ------------   ------------
End of year                                   $ 14,808,299   $  6,603,211
                                              ------------   ------------
Accumulated undistributed/(distributions in
   excess of) net investment income (loss)    $      3,664   $          1
                                              ------------   ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL CAP VALUE VCT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS 12/31/03

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Pioneer Small Cap Value VCT Portfolio (the Portfolio), a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of sixteen separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The financial highlights for the Portfolio's Class II shares are presented in a separate book.

The investment objective of Small Cap Value Portfolio is to seek capital appreciation.

Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION
   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

   Small-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

B. FUTURES CONTRACTS
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2003, open contracts were as follows:

                                   NUMBER OF
                                   CONTRACTS     SETTLEMENT                  UNREALIZED
PORTFOLIO              TYPE       LONG/(SHORT)     MONTH      MARKET VALUE   GAIN/(LOSS)
----------------------------------------------------------------------------------------
Small Cap Value    Russell 2000        2           Mar-04     $    557,200   $    22,434

C. FOREIGN CURRENCY TRANSLATION
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. FORWARD FOREIGN CURRENCY CONTRACTS
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. TAXES
   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2003, the no such taxes were paid.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003, Small Cap Value VCT Portfolio had a capital loss carryforward of $513,628, of which the following amounts will expire between 2010 and 2011 if not utilized: $508,141 in 2010, and $5,487 in 2011.

   At December 31, 2003, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the Portfolio and are designed to present the portfolios' capital accounts on a tax basis.

                    ACCUMULATED
                        NET         ACCUMULATED
                    INVESTMENT     REALIZED GAIN/   PAID-IN
PORTFOLIO          INCOME/(LOSS)       LOSS         CAPITAL
-----------------------------------------------------------
Small Cap Value
   Portfolio               1,538            2,059    (3,597)

   The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

                                   PIONEER         PIONEER
                                  SMALL CAP       SMALL CAP
                                    VALUE           VALUE
                                VCT PORTFOLIO   VCT PORTFOLIO
                                    2003            2002
-------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                 $           -   $         188
Long-Term capital gain                      -              62
                                -----------------------------
                                $           -             250
Return of Capital                           -               -
                                -----------------------------
  Total distributions           $           -   $         250
                                -----------------------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income   $       3,397
Undistributed long-term gain/
  (Capital loss carryforward)        (513,628)
Unrealized appreciation
  (depreciation)                    2,079,176
                                -------------
  Total                         $   1,568,945

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

F. PORTFOLIO SHARES
   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $246,661 in commissions on the sale of Trust shares for the year ended December 31, 2003. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation or related out-of-pocket expenses (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day.

G. SECURITIES LENDING
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. REPURCHASE AGREEMENTS
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT
PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.75% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2003, $3,125 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $3,125 in transfer agent fees payable to PIMSS at December 31, 2003.

4. DISTRIBUTION PLANS
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $564 payable to PFD at December 31, 2003.

                                               GROSS          GROSS       NET APPRECIATION/
                               TAX COST     APPRECIATION   DEPRECIATION     (DEPRECIATION)
-------------------------------------------------------------------------------------------
Small Cap Value Portfolio    $ 11,239,140   $  2,333,627   $   (254,451)  $       2,079,176

5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION
At December 31, 2003, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                 '03 SHARES     '03 AMOUNT    '02 SHARES     '02 AMOUNT
----------------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO
CLASS I:
Shares sold                        1,276,588   $ 13,058,675     1,077,831   $ 11,382,891
Reinvestment of distributions              -              -            23              -
Shares repurchased                (1,028,432)   (10,409,382)     (408,459)    (3,807,810)
                                --------------------------------------------------------
  Net increase (decrease)            248,156   $  2,649,293       669,395   $  7,575,081
                                ========================================================
CLASS II:
Shares sold                          235,328   $  2,693,418             -   $          -
Reinvestment of distributions              -              -             -              -
Shares repurchased                   (14,089)      (159,522)            -              -
                                --------------------------------------------------------
   Net increase (decrease)           221,239   $  2,533,896             -   $          -
                                ========================================================

6. PORTFOLIO TRANSACTIONS
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2003, were $9,709,719 and $5,940,901, respectively.

7. CAPITAL SHARES
At December 31, 2003, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

PIONEER SMALL CAP VALUE VCT PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND
THE CLASS I SHAREOWNERS OF PIONEER SMALL CAP VALUE VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Small Cap Value VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust") as of December 31, 2003, and the related statement of operations, the statements of changes in net assets and financial highlights for the period from May 1, 2003 (commencement of operations) to December 31, 2003. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Small Cap Value VCT Portfolio of Pioneer Variable Contracts Trust at December 31, 2003, the results of its operations, the changes in its net assets and the financial highlights for the period from May 1, 2003 (commencement of operations) to December 31, 2003, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT AUDITORS
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS
The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Portfolio within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available online at pioneerfunds.com.

INTERESTED TRUSTEES

                                                                                                                 OTHER DIRECTORSHIPS
                              POSITION HELD    TERM OF OFFICE AND      PRINCIPAL OCCUPATION DURING               HELD BY THIS
NAME AND AGE                  WITH THE FUND    LENGTH OF SERVICE       PAST FIVE YEARS                           TRUSTEE
John F. Cogan, Jr. (77)*      Chairman of the  Trustee since           Deputy Chairman and a Director of         Director of Harbor
                              Board, Trustee   1994. Serves until a    Pioneer Global Asset Management           Global Company,
                              and President    successor trustee is    S.p.A.("PGAM"); Non-Executive Chairman    Ltd.
                                               elected or earlier      and a Director of Pioneer Investment
                                               retirement or removal.  Management USA Inc. ("PIM-USA ");
                                                                       Chairman and a Director of Pioneer;
                                                                       Director of Pioneer Alternative
                                                                       Investment Management Limited (Dublin);
                                                                       President and a Director of Pioneer
                                                                       Alternative Investment Management
                                                                       (Bermuda) Limited and affiliated funds;
                                                                       President and Director of Pioneer Funds
                                                                       Distributor, Inc. ("PFD"); President of
                                                                       all of the Pioneer Funds; and Of Counsel
                                                                       (since 2000, partner prior to 2000), Hale
                                                                       and Dorr LLP (counsel to PIM-USA and the
                                                                       Pioneer Funds)

* Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

Osbert M. Hood (51)**         Trustee and      Trustee since June,     President and Chief Executive Officer,    None
                              Executive Vice   2003. Serves until a    PIM-USA since May, 2003 (Director since
                              President        successor trustee is    January, 2001); President and Director
                                               elected or earlier      of Pioneer since May 2003; Chairman and
                                               retirement or removal.  Director of Pioneer Investment
                                                                       Management Shareholder Services, Inc.
                                                                       ("PIMSS") since May 2003; Executive Vice
                                                                       President of all of the Pioneer Funds
                                                                       since June 2003; Executive Vice
                                                                       President and Chief Operating Officer of
                                                                       PIM-USA, November 2000-May 2003;
                                                                       Executive Vice President, Chief
                                                                       Financial Officer and Treasurer, John
                                                                       Hancock Advisers, L.L.C., Boston, MA,
                                                                       November 1999-November 2000; Senior Vice
                                                                       President and Chief Financial Officer,
                                                                       John Hancock Advisers, L.L.C.,
                                                                       April 1997-November 1999

** Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

INDEPENDENT TRUSTEES

                                                                                                                 OTHER DIRECTORSHIPS
                              POSITION HELD    TERM OF OFFICE AND      PRINCIPAL OCCUPATION DURING               HELD BY THIS
NAME AND AGE                  WITH THE FUND    LENGTH OF SERVICE       PAST FIVE YEARS                           TRUSTEE
Mary K. Bush (55)             Trustee          Trustee since           President, Bush International             Director of Brady
3509 Woodbine Street,                          September, 2000.        (international financial advisory firm)   Corporation
Chevy Chase, MD 20815                          Serves until a                                                    (industrial
                                               successor trustee is                                              identification and
                                               elected or earlier                                                specialty coated
                                               retirement or removal.                                            material products
                                                                                                                 manufacturer),
                                                                                                                 Millenium
                                                                                                                 Chemicals, Inc.
                                                                                                                 (commodity
                                                                                                                 chemicals),
                                                                                                                 Mortgage Guaranty
                                                                                                                 Insurance
                                                                                                                 Corporation, and
                                                                                                                 R.J. Reynolds
                                                                                                                 Tobacco Holdings,
                                                                                                                 Inc. (tobacco)

Richard H. Egdahl, M.D. (77)  Trustee          Trustee since           Alexander Graham Bell Professor of        None
Boston University Healthcare                   1995. Serves until a    Health Care Entrepreneurship, Boston
Entrepreneurship Program,                      successor trustee is    University; Professor of Management,
53 Bay State Road,                             elected or earlier      Boston University School of Management;
Boston, MA 02215                               retirement or removal.  Professor of Public Health, Boston
                                                                       University School of Public Health;
                                                                       Professor of Surgery, Boston University
                                                                       School of Medicine; and University
                                                                       Professor, Boston University

Margaret B.W. Graham (56)     Trustee          Trustee since           Founding Director, The Winthrop Group,    None
1001 Sherbrooke                                September, 2000.        Inc. (consulting firm); Professor of
Street West,                                   Serves until a          Management, Faculty of Management,
Montreal, Quebec, Canada                       successor trustee is    McGill University
                                               elected or earlier
                                               retirement or removal.

Marguerite A. Piret (55)      Trustee          Trustee since           President and Chief Executive Officer,    None
One Boston Place,                              1995. Serves until a    Newbury, Piret & Company, Inc.
28th Floor,                                    successor trustee is    (investment banking firm)
Boston, MA 02108                               elected or earlier
                                               retirement or removal.

Stephen K. West (75)          Trustee          Trustee since           Senior Counsel, Sullivan & Cromwell (law  Director, The Swiss
125 Broad Street,                              1995. Serves until a    firm)                                     Helvetia Fund, Inc.
New York, NY 10004                             successor trustee is                                              (closed-end
                                               elected or earlier                                                investment company)
                                               retirement or removal.                                            and AMVESCAP PLC
                                                                                                                 (investment
                                                                                                                 managers)


John Winthrop (67)            Trustee          Trustee since           President, John Winthrop & Co., Inc.      None
One North Adgers Wharf,                        September, 2000.        (private investment firm)
Charleston, SC 29401                           Serves until a
                                               successor trustee is
                                               elected or earlier
                                               retirement or removal.

FUND OFFICERS

                                                                                                                 OTHER DIRECTORSHIPS
                              POSITION HELD    TERM OF OFFICE AND      PRINCIPAL OCCUPATION DURING               HELD BY THIS
NAME AND AGE                  WITH THE FUND    LENGTH OF SERVICE       PAST FIVE YEARS                           OFFICER
Dorothy E. Bourassa (56)      Secretary        Serves at the           Secretary of PIM-USA; Senior Vice         None
                                               discretion of board     President-Legal of Pioneer; and
                                                                       Secretary/Clerk of most of PIM-USA's
                                                                       subsidiaries since October 2000;
                                                                       Secretary of all of the Pioneer Funds
                                                                       since September 2003 (Assistant
                                                                       Secretary from November 2000 to
                                                                       September 2003); and Senior Counsel,
                                                                       Assistant Vice President and Director of
                                                                       Compliance of PIM-USA from April 1998
                                                                       through October 2000

Christopher J. Kelley (39)    Assistant        Serves at the           Assistant Vice President and Senior       None
                              Secretary        discretion of board     Counsel of Pioneer since July 2002; Vice
                                                                       President and Senior Counsel of BISYS
                                                                       Fund Services, Inc. (April 2001 to June
                                                                       2002); Senior Vice President and Deputy
                                                                       General Counsel of Funds Distributor,
                                                                       Inc. (July 2000 to April 2001; Vice
                                                                       President and Associate General Counsel
                                                                       from July 1996 to July 2000); Assistant
                                                                       Secretary of all of the Pioneer Funds
                                                                       since September 2003

David C. Phelan (46)          Assistant        Serves at the           Partner, Hale and Dorr LLP; Assistant     None
                              Secretary        discretion of board     Secretary of all of the Pioneer Funds
                                                                       since September 2003

Vincent Nave (58)             Treasurer        Serves at the           Vice President-Fund Accounting,           None
                                               discretion of board     Administration and Custody Services of
                                                                       Pioneer (Manager from September 1996 to
                                                                       February 1999); and Treasurer of all of
                                                                       the Pioneer Funds (Assistant Treasurer
                                                                       from June 1999 to November 2000)

Luis I. Presutti (38)         Assistant        Serves at the           Assistant Vice President-Fund             None
                              Treasurer        discretion of board     Accounting, Administration and Custody
                                                                       Services of Pioneer (Fund Accounting
                                                                       Manager from 1994 to 1999); and
                                                                       Assistant Treasurer of all of the
                                                                       Pioneer Funds since November 2000

                                                                                                                 OTHER DIRECTORSHIPS
                              POSITION HELD    TERM OF OFFICE AND      PRINCIPAL OCCUPATION DURING               HELD BY THIS
NAME AND AGE                  WITH THE FUND    LENGTH OF SERVICE       PAST FIVE YEARS                           OFFICER
Gary Sullivan (45)            Assistant        Serves at the           Fund Accounting Manager-Fund Accounting,  None
                              Treasurer        discretion of board     Administration and Custody Services of
                                                                       Pioneer; and Assistant Treasurer of all
                                                                       of the Pioneer Funds since May 2002

Katharine Kim Sullivan (30)   Assistant        Serves at the           Fund Administration Manager-Fund          None
                              Treasurer        discretion of board     Accounting, Administration and Custody
                                                                       Services since June 2003; Assistant Vice
                                                                       President-Mutual Fund Operations of
                                                                       State Street Corporation from June 2002
                                                                       to June 2003 (formerly Deutsche Bank
                                                                       Asset Management); Pioneer Fund
                                                                       Accounting, Administration and Custody
                                                                       Services (Fund Accounting Manager from
                                                                       August 1999 to May 2002, Fund Accounting
                                                                       Services Supervisor from 1997 to July
                                                                       1999); Assistant Treasurer of all of the
                                                                       Pioneer Funds since September 2003

                            THIS PAGE FOR YOUR NOTES.

                            THIS PAGE FOR YOUR NOTES.

[PIONEER INVESTMENTS(R) LOGO]

                                                                   14677-00-0204

[PIONEER INVESTMENTS(R) LOGO]


PIONEER VARIABLE CONTRACTS TRUST

PIONEER EQUITY INCOME VCT PORTFOLIO -- CLASS I SHARES


ANNUAL REPORT

DECEMBER 31, 2003

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer Equity Income VCT Portfolio

  Portfolio and Performance Update                                2

  Portfolio Management Discussion                                 3

  Schedule of Investments                                         4

  Financial Statements                                            7

  Notes to Financial Statements                                  11

  Report of Independent Auditors                                 15

  Trustees, Officers and Service Providers                       16

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/03

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                                   93.5%
Temporary Cash Investments                            3.9%
Convertible Preferred Stocks                          2.5%
Convertible Corporate Bonds                           0.1%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Financials                                           21.8%
Utilities                                            13.2%
Consumer Discretionary                               12.3%
Industrials                                          10.8%
Energy                                               10.7%
Health Care                                           8.4%
Telecommunication Services                            7.3%
Consumer Staples                                      7.0%
Materials                                             4.6%
Information Technology                                3.9%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. Paccar, Inc.                                                 4.49%
   2. ChevronTexaco Corp.                                          4.05
   3. ConocoPhillips                                               3.50
   4. Exxon Mobil Corp.                                            3.15
   5. Constellation Energy Group                                   2.68

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

PRICES AND DISTRIBUTIONS

                                                     12/31/03        12/31/02
Net Asset Value per Share                            $  18.09        $  15.11

DISTRIBUTIONS PER SHARE                          SHORT-TERM        LONG-TERM
(1/1/03 - 12/31/03)               DIVIDENDS      CAPITAL GAINS     CAPITAL GAINS
                                  $  0.3861      $      -          $      -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER EQUITY INCOME VCT PORTFOLIO at net asset value, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                 PIONEER EQUITY INCOME VCT PORTFOLIO*    RUSSELL 1000 VALUE INDEX+
   3/31/95                                $   10,000                   $   10,000
                                          $   12,025                   $   12,632
                                          $   13,852                   $   15,366
  12/31/97                                $   18,732                   $   20,773
                                          $   22,816                   $   24,021
  12/31/99                                $   23,092                   $   25,787
                                          $   26,522                   $   27,597
12/31/2001                                $   24,673                   $   26,054
                                          $   20,770                   $   22,010
12/31/2003                                $   25,466                   $   28,618

+ Index comparison begins 2/28/95. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growt values. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in any Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2003)

NET ASSET VALUE*
Life-of-Class                   11.50%
(3/1/95)
5 Years                          2.22%
1 Year                          22.61%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/03

In the following discussion, John Carey, portfolio manager of Pioneer Equity Income VCT Portfolio, reviews the Portfolio's performance and the investment environment over the twelve months ended December 31, 2003.

Q: JOHN, PLEASE GIVE US A BROAD ECONOMIC OVERVIEW AND DISCUSS THE PORTFOLIO'S
   PERFORMANCE.

A: A powerful yearend rally drove stock prices to new highs, especially during the fourth quarter. The outlook for strong improvement in corporate earnings was the main source of investor confidence. Also helping to make the case for stocks were the Federal tax-law changes enacted in May, reducing the tax rates on long-term capital gains and qualified income dividends. At the same time, the weakening dollar and new corporate scandals clouded the horizon and, together with lofty valuations in some sectors and renewed terrorist concerns, led investors to look forward into 2004 with some caution.

   For the year ended December 31, 2003, Pioneer Equity Income VCT Portfolio performed well on an absolute basis returning 22.61% at net asset value. These results lagged the very strong Russell 1000 Value Index, which returned 30.03% for the same period.

Q: WHAT BOOSTED THE PERFORMANCE OF THE PORTFOLIO OVER THE YEAR?

A: The brightest spot for the Portfolio was our security selection and overweighting in industrials. In particular, adding over 1.5% of performance during the year was our overweight in PACCAR, a truck manufacturer. The stock returned 90% during the year, due to a strengthening economy and an increase in orders. Deere also performed well, contributing to performance. The stock returned 44% over the year due to an improving global economy and a pick up in global orders for its agricultural equipment products.

Q: WHICH HOLDINGS OR SECTORS HURT THE PORTFOLIO?

A: Detractors from portfolio performance included our underweights and security selection in the financials and information technology sectors. Charter One Financial, a commercial bank that we added in late February, performed well on an absolute basis by returning over 24% during the year but underperformed the sector's 35% return on a relative basis. Thus, our overweight position in the stock detracted from relative performance. We also did not own Citigroup, which was a large position in the Index that outperformed. Finally, in information technology, our stocks made money for us, but not as much as tech stocks in general. Again, we were underweight in that lower yielding, but strongly performing sector.

Q: DID YOU MAKE ANY CHANGES TO THE PORTFOLIO OVER THE YEAR?

A: During the year, we made twelve new entries, throughout various market sectors. We added several names with a bit more of a growth dynamic. In the information technology sector we added Automatic Data Processing and Hewlett Packard. ADP is one of the best-known and most respected names in payroll and other transaction processing, with an impressive record of longer term growth, reasonable multiple, and yield of about 1 1/2%. And Hewlett-Packard is prominent in computer printers (and ink cartridges) and also produces many other types of computing gear. It appears to be a beneficiary of the recovery in the technology industry, also sells at a reasonable multiple, and pays a dividend of about 1 1/4%, which is not a lot by the standards of companies in other sectors but does stand out in the tech sector. In the health-care sector we added Biomet and Pfizer. Biomet is a leading maker of orthopedic implants, principally artificial hips and knees. Pfizer is a major, worldwide pharmaceutical company with good prospects for earnings growth, currently moderate price-to-earnings multiple, and a dividend yield close to 2%. In the telecommunications services sector we added AT&T Corp and Verizon Communications. Other additions throughout the year were: Bank of America, Charter One Financial, and Simon Property Group (financials); Deere (industrials); Coca-Cola (consumer staples); and Vulcan Materials (materials). We deleted fourteen positions. We were essentially (and, fortunately, profitably) redeemed out of our Union Pacific preferreds, and we took profits on our Veeco convertibles. We also deleted: 3M, Consol Energy, Eastman Kodak, Dow Chemical, Del Monte Foods, Schering-Plough, Fifth Third Bancorp, Alliance Capital, DPL, Nicor, American Water Works, and Duke Energy.

Q: WHAT IS YOUR OUTLOOK?

A: We believe that dividend-paying stocks represent excellent relative value in the current market, which we think may be overextended price-wise in the cases of some stocks and industries. We also think that the tax law changes will provide important underlying demand for the stocks we own over the next several years. We are additionally encouraged by some of the early merger-and-acquisition activity in 2004, as it has been focused so far on two sectors where we are significantly invested, namely financials and telecommunications services.

   Many forecasts predict higher interest rates by the end of the year. It would in fact be normal to see an interest-rate rise in a strong economy. Meanwhile, earnings are improving at many companies, our portfolio companies included, and investors are returning to the market, boosting demand and thus supporting prices. It's important to remember that interest rates are only one piece of the puzzle and that the reasons for market movements, up and down, are often quite complex. As always, we'll watch all the macroeconomic developments out of the corner of our eye while paying the most attention to what we think really counts in the long run, the underlying earnings trends at individual companies. Thank you for your continued interest.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

[SIDENOTE]

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/03

      SHARES                                                               VALUE
              CONVERTIBLE PREFERRED STOCKS - 2.5%
              AUTOMOBILES & COMPONENTS - 1.5%
              AUTOMOBILE MANUFACTURERS - 1.5%
       2,600  General Motors, 5.25%, 3/6/32                        $      69,550
                                                                   -------------
      55,600  Ford Capital Trust, 6.5%, 1/15/32                        3,105,260
                                                                   -------------
                                                                   $   3,174,810
                                                                   -------------
              TOTAL AUTOMOBILES & COMPONENTS                       $   3,174,810
                                                                   -------------

              SOFTWARE & SERVICES - 1.0%
              DATA PROCESSING & OUTSOURCED SERVICES - 1.0%
      94,700  Electronic Data, 7.625%, 8/17/04                     $   2,166,263
                                                                   -------------
              TOTAL SOFTWARE & SERVICES                            $   2,166,263
                                                                   -------------
              TOTAL CONVERTIBLE
              PREFERRED STOCKS
              (Cost $7,238,375)                                    $   5,341,073
                                                                   -------------

   PRINCIPAL
      AMOUNT
              CONVERTIBLE CORPORATE BOND - 0.1%
              RETAILING - 0.1%
              APPAREL RETAIL - 0.1%
$    200,000  Gap Inc., 5.75%, 3/15/09                             $     306,749
                                                                   -------------
              TOTAL RETAILING                                      $     306,749
                                                                   -------------
              TOTAL CONVERTIBLE
              CORPORATE BOND
              (Cost $200,000)                                      $     306,749
                                                                   -------------

      SHARES
              COMMON STOCKS - 94.4%
              ENERGY - 10.4%
              INTEGRATED OIL & GAS - 10.4%
      98,300  ChevronTexaco Corp.                                  $   8,492,137
     111,865  ConocoPhillips                                           7,334,988
     161,066  Exxon Mobil Corp.                                        6,603,706
                                                                   -------------
                                                                   $  22,430,831
                                                                   -------------
              TOTAL ENERGY                                         $  22,430,831
                                                                   -------------
              MATERIALS - 4.5%
              COMMODITY CHEMICALS - 1.8%
      50,300  Air Products & Chemicals, Inc.                       $   2,657,349
      27,341  E.I. du Pont de Nemours and Co.                          1,254,678
                                                                   -------------
                                                                   $   3,912,027
                                                                   -------------
              CONSTRUCTION MATERIALS - 0.8%
      35,000  Vulcan Materials Co.                                 $   1,664,950
                                                                   -------------
              DIVERSIFIED CHEMICALS - 0.8%
      25,300  PPG Industries, Inc.                                 $   1,619,706
                                                                   -------------
              PAPER PRODUCTS - 0.5%
      35,800  Meadwestvaco Corp.                                   $   1,065,050
                                                                   -------------
              STEEL - 0.6%
      19,600  Nucor Corp.                                          $   1,097,600
      20,050  Roanoke Electric Steel Corp.                               267,267
                                                                   -------------
                                                                   $   1,364,867
                                                                   -------------
              TOTAL MATERIALS                                      $   9,626,600
                                                                   -------------
              CAPITAL GOODS - 8.9%
              AEROSPACE & DEFENSE - 2.8%
      51,600  Boeing Co.                                           $   2,174,424
      43,200  General Dynamics Corp.                                   3,904,848
                                                                   -------------
                                                                   $   6,079,272
                                                                   -------------
              ELECTRICAL COMPONENTS & EQUIPMENT - 1.3%
      43,900  Emerson Electric Co.                                 $   2,842,525
                                                                   -------------
              INDUSTRIAL CONGLOMERATES - 2.9%
      10,300  Illinois Tool Works, Inc.                            $     864,273
      27,900  Johnson Controls, Inc.                                   3,239,748
      22,200  United Technologies Corp.                                2,103,894
                                                                   -------------
                                                                   $   6,207,915
                                                                   -------------
              INDUSTRIAL MACHINERY - 1.9%
      25,000  Deere & Co.                                          $   1,626,250
      22,000  Gorman-Rupp Co.                                            580,800
      92,200  The Timken Co.                                           1,849,532
                                                                   -------------
                                                                   $   4,056,582
                                                                   -------------
              TOTAL CAPITAL GOODS                                  $  19,186,294
                                                                   -------------
              TRANSPORTATION - 1.6%
              RAILROADS - 1.6%
      26,500  Burlington Northern, Inc.                            $     857,275
      42,500  Norfolk Southern Corp.                                   1,005,125
      71,000  Philadelphia Suburban Corp.                              1,569,100
                                                                   -------------
                                                                   $   3,431,500
                                                                   -------------
              TOTAL TRANSPORTATION                                 $   3,431,500
                                                                   -------------
              AUTOMOBILES & COMPONENTS - 4.4%
              AUTOMOBILE MANUFACTURERS - 4.4%
     110,450  PACCAR, Inc.                                         $   9,401,504
                                                                   -------------
              TOTAL AUTOMOBILES & COMPONENTS                       $   9,401,504
                                                                   -------------
              MEDIA - 3.9%
              MOVIES & ENTERTAINMENT - 1.9%
     132,400  Cedar Fair, L.P.                                     $   4,071,300
                                                                   -------------
              PUBLISHING - 2.0%
      40,500  McGraw-Hill Co., Inc.                                $   2,831,760
      29,900  Tribune Co.                                              1,542,840
                                                                   -------------
                                                                   $   4,374,600
                                                                   -------------
              TOTAL MEDIA                                          $   8,445,900
                                                                   -------------

   The accompanying notes are an integral part of these financial statements.

      SHARES                                                               VALUE
              RETAILING - 2.1%
              DEPARTMENT STORES - 1.3%
      92,825  May Department Stores Co.                            $   2,698,423
                                                                   -------------
              GENERAL MERCHANDISE STORES - 0.8%
      40,300  Sears, Roebuck and Co.                               $   1,833,247
                                                                   -------------
              TOTAL RETAILING                                      $   4,531,670
                                                                   -------------
              FOOD, BEVERAGE & TOBACCO - 5.9%
              PACKAGED FOODS & MEATS - 4.3%
     147,500  Campbell Soup Co.                                    $   3,953,000
      22,200  General Mills, Inc.                                      1,005,660
      64,100  H.J. Heinz Co., Inc.                                     2,335,163
      96,900  Sara Lee Corp.                                           2,103,699
                                                                   -------------
                                                                   $   9,397,522
                                                                   -------------
              SOFT DRINKS - 1.6%
      12,900  The Coca-Cola Co.                                    $     654,675
      58,600  PepsiCo, Inc.                                            2,731,932
                                                                   -------------
                                                                   $   3,386,607
                                                                   -------------
              TOTAL FOOD, BEVERAGE & TOBACCO                       $  12,784,129
                                                                   -------------
              HOUSEHOLD & PERSONAL PRODUCTS - 0.9%
              HOUSEHOLD PRODUCTS - 0.9%
      39,200  Colgate-Palmolive Co.                                $   1,961,960
                                                                   -------------
              TOTAL HOUSEHOLD & PERSONAL PRODUCTS                  $   1,961,960
                                                                   -------------
              HEALTH CARE EQUIPMENT & SERVICES - 4.4%
              HEALTH CARE DISTRIBUTORS - 3.1%
      88,900  Abbott Laboratories                                  $   4,142,740
      50,600  Johnson & Johnson                                        2,613,996
                                                                   -------------
                                                                   $   6,756,736
                                                                   -------------
              HEALTH CARE EQUIPMENT - 1.3%
      38,200  Becton, Dickinson & Co.                              $   1,571,548
      30,000  Biomet, Inc.                                             1,092,300
                                                                   -------------
                                                                   $   2,663,848
                                                                   -------------
              TOTAL HEALTH CARE EQUIPMENT &
              SERVICES                                             $   9,420,584
                                                                   -------------
              PHARMACEUTICALS & BIOTECHNOLOGY - 3.8%
              PHARMACEUTICALS - 3.8%
      57,900  Eli Lilly & Co.                                      $   4,072,107
      74,300  Merck & Co., Inc.                                        3,432,660
      20,000  Pfizer, Inc.                                               706,600
                                                                   -------------
                                                                   $   8,211,367
                                                                   -------------
              TOTAL PHARMACEUTICALS &
              BIOTECHNOLOGY                                        $   8,211,367
                                                                   -------------
              BANKS - 11.8%
              DIVERSIFIED BANKS - 5.4%
      40,000  Bank of America Corp.                                $   3,217,200
     154,900  Charter One Financial, Inc.                              5,351,795
      53,700  Wells Fargo & Co.                                        3,162,393
                                                                   -------------
                                                                   $  11,731,388
                                                                   -------------
              REGIONAL BANKS - 5.9%
      62,200  First Tennessee National Corp.                       $   2,743,020
      87,300  National City Corp.                                      2,962,962
      75,200  SouthTrust Corp.                                         2,461,296
      63,000  SunTrust Banks, Inc.                                     4,504,500
                                                                   -------------
                                                                   $  12,671,778
                                                                   -------------
              THRIFTS & MORTGAGE FINANCE - 0.5%
      24,800  Washington Mutual, Inc.                              $     994,976
                                                                   -------------
              TOTAL BANKS                                          $  25,398,142
                                                                   -------------
              DIVERSIFIED FINANCIALS - 4.1%
              ASSET MANAGEMENT & CUSTODY BANKS - 2.5%
      26,800  Eaton Vance Corp.                                    $     981,952
      93,700  T. Rowe Price Associates, Inc.                           4,442,317
                                                                   -------------
                                                                   $   5,424,269
                                                                   -------------
              INVESTMENT BANKING & BROKERAGE - 1.6%
      43,100  A.G. Edwards, Inc.                                   $   1,561,513
      32,500  Merrill Lynch & Co., Inc.                                1,906,125
                                                                   -------------
                                                                   $   3,467,638
                                                                   -------------
              TOTAL DIVERSIFIED FINANCIALS                         $   8,891,907
                                                                   -------------
              INSURANCE - 3.4%
              PROPERTY & CASUALTY INSURANCE - 3.4%
      51,600  Chubb Corp.                                          $   3,513,960
      26,800  Safeco Corp.                                             1,043,324
      68,900  St. Paul Companies, Inc.                                 2,731,885
                                                                   -------------
                                                                   $   7,289,169
                                                                   -------------
              TOTAL INSURANCE                                      $   7,289,169
                                                                   -------------
              REAL ESTATE - 1.9%
              REAL ESTATE INVESTMENT TRUSTS - 1.9%
      62,000  Equity Office Properties Trust                       $   1,776,300
      51,600  Simon DeBartolo Group, Inc.                              2,391,144
                                                                   -------------
                                                                   $   4,167,444
                                                                   -------------
              TOTAL REAL ESTATE                                    $   4,167,444
                                                                   -------------
              SOFTWARE & SERVICES - 0.9%
              APPLICATION SOFTWARE - 0.4%
      31,000  Microsoft Corp.                                      $     853,740
                                                                   -------------
              DATA PROCESSING & OUTSOURCED SERVICES - 0.5%
      25,000  Automatic Data Processing, Inc.                      $     990,250
                                                                   -------------
              TOTAL SOFTWARE & SERVICES                            $   1,843,990
                                                                   -------------
              TECHNOLOGY HARDWARE & EQUIPMENT - 1.8%

              COMPUTER HARDWARE - 1.8%
      44,300  Diebold, Inc.                                        $   2,386,441
      40,000  Hewlett-Packard Co.                                        918,800
       6,200  IBM Corp.                                                  574,616
                                                                   -------------
                                                                   $   3,879,857
                                                                   -------------
              TOTAL TECHNOLOGY HARDWARE &
              EQUIPMENT                                            $   3,879,857
                                                                   -------------

   The accompanying notes are an integral part of these financial statements.

      SHARES                                                               VALUE
              TELECOMMUNICATION SERVICES - 7.0%
              INTEGRATED TELECOMMUNICATION SERVICES - 7.0%
      36,100  Alltel Corp.                                         $   1,681,538
     120,000  AT&T Corp.                                               2,436,000
      98,500  BellSouth Corp.                                          2,787,550
     169,800  SBC Communications, Inc.                                 4,426,686
     110,000  Verizon Communications, Inc.                             3,858,800
                                                                   -------------
                                                                   $  15,190,574
                                                                   -------------
              TOTAL TELECOMMUNICATION SERVICES                     $  15,190,574
                                                                   -------------
              UTILITIES - 12.8%
              ELECTRIC UTILITIES - 8.6%
      55,800  American Electric Power Co., Inc.                    $   1,702,458
      56,300  Consolidated Edison, Inc.                                2,421,463
     143,500  Constellation Energy Group                               5,619,460
      33,000  FPL Group, Inc.                                          2,158,860
      90,900  Great Plains Energy, Inc.                                2,892,438
      64,000  NSTAR                                                    3,104,000
      23,700  Southern Co.                                               716,925
                                                                   -------------
                                                                   $  18,615,604
                                                                   -------------
              GAS UTILITIES - 4.2%
     105,900  KeySpan Energy Corp.                                 $   3,897,120
     105,900  Questar Corp.                                            3,722,385
      61,100  Vectren Corp.                                            1,506,115
                                                                   -------------
                                                                   $   9,125,620
                                                                   -------------
              TOTAL UTILITIES                                      $  27,741,224
                                                                   -------------
              TOTAL COMMON STOCKS
              (Cost $166,733,470)                                  $ 203,834,646
                                                                   -------------

   PRINCIPAL
      AMOUNT                                                               VALUE
              TEMPORARY CASH INVESTMENTS - 4.0%
              REPURCHASE AGREEMENT - 3.4%
$  7,300,000  UBS Warburg, Inc., 0.73%,
              Dated 12/31/03,
              repurchase price of $7,300,000
              plus accrued interest on 1/2/04
              collateralized by $7,220,000
              U.S. Treasury Bill, 7.25%, 5/15/04.                  $   7,300,000
                                                                   -------------

      SHARES
              SECURITY LENDING COLLATERAL - 0.6%
   1,280,000  Securities Lending Investment
              Fund, 1.02%                                          $   1,280,000
                                                                   -------------
              TOTAL TEMPORARY CASH
              INVESTMENTS
              (Cost $8,580,000)                                    $   8,580,000
                                                                   -------------
              TOTAL INVESTMENT IN
              SECURITIES - 101.0%
              (Cost $182,751,845)                                  $ 218,062,468
                                                                   -------------
              OTHER ASSETS AND
              LIABILITIES - (1.0)%                                 $  (2,073,585)
                                                                   -------------
              TOTAL NET ASSETS - 100.0%                            $ 215,988,883
                                                                   =============

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS 12/31/03

                                                               YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
CLASS I                                                         12/31/03      12/31/02      12/31/01      12/31/00      12/31/99
Net asset value, beginning of period                           $    15.11    $    18.40    $    21.28    $    20.72    $    21.44
                                                               ----------    ----------    ----------    ----------    ----------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $     0.41    $     0.42    $     0.40    $     0.51    $     0.42
   Net realized and unrealized gain (loss) on investments            2.96         (3.30)        (1.86)         2.28         (0.15)
                                                               ----------    ----------    ----------    ----------    ----------
    Net increase (decrease) from investment operations         $     3.37    $    (2.88)   $    (1.46)   $     2.79    $     0.27
Distributions to shareowners:
   Net investment income                                            (0.39)        (0.41)        (0.36)        (0.49)        (0.41)
   Net realized gain                                                   --            --         (1.06)        (1.74)        (0.58)
                                                               ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value                     $     2.98    $    (3.29)   $    (2.88)   $     0.56    $    (0.72)
                                                               ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                                 $    18.09    $    15.11    $    18.40    $    21.28    $    20.72
                                                               ==========    ==========    ==========    ==========    ==========
Total return*                                                       22.61%       (15.82)%       (6.97)%       14.85%         1.21%
Ratio of net expenses to average net assets+                         0.78%         0.80%         0.75%         0.71%         0.70%
Ratio of net investment income (loss) to average net assets+         2.55%         2.48%         2.07%         2.40%         1.97%
Portfolio turnover rate                                                12%           12%           13%           13%           23%
Net assets, end of period (in thousands)                       $  155,634    $  133,258    $  164,019    $  181,920    $  226,379
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                      0.78%         0.80%         0.75%         0.71%         0.70%
   Net investment income (loss)                                      2.55%         2.48%         2.07%         2.40%         1.97%
Ratios with waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                      0.78%         0.80%         0.75%         0.71%         0.70%
   Net investment income (loss)                                      2.55%         2.48%         2.07%         2.40%         1.97%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)
+  Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES 12/31/03

                                                                                                    PIONEER
                                                                                                    EQUITY-
                                                                                                    INCOME
                                                                                                  VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (including securities loaned of $1,236,000)
   (Cost $182,751,845)                                                                           $   218,062,468
  Temporary cash investments (at amortized cost)                                                               -
  Cash                                                                                                   125,195
  Cash held as collateral for futures contracts                                                                -
  Foreign currencies, at value                                                                                 -
  Receivables -
   Investment securities sold                                                                                  -
   Fund shares sold                                                                                      292,469
   Collateral for securities loaned, at fair value                                                             -
   Variation margin                                                                                            -
   Dividends, interest and foreign taxes withheld                                                        501,353
   Forward foreign currency settlement contracts, net                                                          -
   Forward foreign currency portfolio hedge contracts, open - net                                              -
   Due from Pioneer Investment Management, Inc.                                                                -
  Other                                                                                                    3,505
                                                                                                 ---------------
      Total assets                                                                               $   218,984,990
                                                                                                 ---------------
LIABILITIES:
  Payables -
   Investment securities purchased                                                               $     1,054,116
   Fund shares repurchased                                                                               458,235
   Dividends                                                                                                   -
   Upon return for securities loaned                                                                   1,280,000
   Variation margin                                                                                            -
   Forward foreign currency settlement contracts, net                                                          -
   Forward foreign currency portfolio hedge contracts,                                                         -
  Due to bank                                                                                                  -
  Due to affiliates                                                                                      146,375
  Accrued expenses                                                                                        57,381
  Other                                                                                                        -
                                                                                                 ---------------
      Total liabilities                                                                          $     2,996,107
                                                                                                 ---------------
NET ASSETS:
  Paid-in capital                                                                                $   194,876,933
  Accumulated net investment income (loss)                                                             1,156,984
  Accumulated undistributed net realized gain (loss)                                                 (15,355,657)
  Net unrealized gain (loss) on:
   Investments                                                                                        35,310,623
   Futures contracts                                                                                           -
   Forward foreign currency contracts and other assets and liabilities denominated
     in foreign currencies                                                                                     -
                                                                                                 ---------------
      Total net assets                                                                           $   215,988,883
                                                                                                 ---------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
   Net assets                                                                                    $   155,633,790
  Shares outstanding                                                                                   8,603,610
                                                                                                 ===============
   Net asset value per share                                                                     $         18.09
  CLASS II:
  (Unlimited number of shares authorized)
   Net assets                                                                                    $    60,355,093
  Shares outstanding                                                                                   3,318,443
                                                                                                 ===============
   Net asset value per share                                                                     $         18.19

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS

                                                                                                     PIONEER
                                                                                                  EQUITY-INCOME
                                                                                                  VCT PORTFOLIO

                                                                                                   YEAR ENDED
                                                                                                    12/31/03
INVESTMENT INCOME:
  Dividends                                                                                      $     5,776,909
  Interest                                                                                               115,649
  Income on securities loaned, net                                                                         2,903
  Other                                                                                                        -
                                                                                                 ---------------
      Total investment income                                                                    $     5,895,461
                                                                                                 ---------------

EXPENSES:
  Management fees                                                                                $     1,152,064
  Transfer agent fees                                                                                      2,535
  Distribution fees (Class II)                                                                           100,029
  Administrative fees                                                                                     54,215
  Custodian fees                                                                                          38,541
  Professional fees                                                                                       26,672
  Printing                                                                                                91,566
  Fees and expenses of nonaffiliated trustees                                                              4,682
  Miscellaneous                                                                                           11,516
                                                                                                 ---------------
     Total expenses                                                                              $     1,481,820
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                                                   -
                                                                                                 ---------------
     Net expenses                                                                                $     1,481,820
                                                                                                 ---------------
        Net investment income (loss)                                                             $     4,413,641
                                                                                                 ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                                                   $      (634,370)
   Futures contracts                                                                                           -
   Forward foreign currency contracts and other assets and liabilities denominated in
     foreign currencies                                                                                        -
                                                                                                 ---------------
                                                                                                 $      (634,370)
                                                                                                 ---------------
  Change in net unrealized gain or loss from:
   Investments                                                                                   $    34,115,732
   Futures contracts                                                                                           -
   Forward foreign currency contracts and other assets and liabilities denominated in
     foreign currencies                                                                                        -
                                                                                                 ---------------
                                                                                                 $    34,115,732
                                                                                                 ---------------
  Net gain (loss) on investments, futures contracts and foreign
   currency transactions                                                                         $    33,481,362
                                                                                                 ===============
  Net increase (decrease) in net assets resulting from operations                                $    37,895,003
                                                                                                 ===============

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  PIONEER
                                                                                               EQUITY INCOME
                                                                                               VCT PORTFOLIO

                                                                                           YEAR             YEAR
                                                                                          ENDED             ENDED
                                                                                         12/31/03          12/31/02
FROM OPERATIONS:
Net investment income (loss)                                                          $     4,413,641   $     4,268,983
Net realized gain (loss) on investments                                                      (634,370)       (8,261,714)
Change in net unrealized gain or loss on investments, futures contracts
   and foreign currency transactions                                                       34,115,732       (27,486,806)
                                                                                      ---------------   ---------------
     Net increase (decrease) in net assets resulting from operations                  $    37,895,003   $   (31,479,537)
                                                                                      ---------------   ---------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                                            $    (3,313,897)  $    (3,650,009)
   Class II                                                                                  (860,942)         (551,010)
Net realized gain
   Class I                                                                                          -                 -
   Class II                                                                                         -                 -
Tax return of capital
   Class I                                                                                          -                 -
   Class II                                                                                         -                 -
                                                                                      ---------------   ---------------
     Total distributions to shareowners                                               $    (4,174,839)  $    (4,201,019)
                                                                                      ---------------   ---------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                      $    52,433,019   $    49,351,660
Reinvestment of distributions                                                               4,174,840         4,201,019
Cost of shares repurchased                                                                (34,680,633)      (39,497,483)
                                                                                      ---------------   ---------------
   Net increase (decrease) in net assets resulting from fund share transactions       $    21,927,226   $    14,055,196
                                                                                      ---------------   ---------------
   Net increase (decrease) in net assets                                              $    55,647,390   $   (21,625,360)
                                                                                      ---------------   ---------------

NET ASSETS:
Beginning of year                                                                         160,341,493       181,966,853
                                                                                      ---------------   ---------------
End of year                                                                           $   215,988,883   $   160,341,493
                                                                                      ===============   ===============
Accumulated undistributed net investment income                                       $     1,156,984   $     1,149,345
                                                                                      ===============   ===============

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME VCT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS 12/31/03

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer Equity Income VCT Portfolio (The Portfolio) is a portfolio of the Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of sixteen separate portfolios fourteen of which issue both Class I and Class II shares. (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of Equity Income variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Equity Income Portfolio is to seek capital appreciation.

The financial highlights for the Portfolio's Class II shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. Net asset values for the Portfolio is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times.

   Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Temporary cash investments are valued at amortized cost.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. FUTURES CONTRACTS

   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolios, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio.

   Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2003, Equity Income Portfolio had no open contracts.

C. FOREIGN CURRENCY TRANSLATION

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. FORWARD FOREIGN CURRENCY CONTRACTS

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. TAXES

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess, of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2003, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the Portfolio and are designed to present the portfolios' capital accounts on a tax basis.

                           ACCUMULATED NET     ACCUMULATED
                             INVESTMENT      REALIZED GAIN/
PORTFOLIO                   INCOME/(LOSS)         LOSS          PAID-IN CAPITAL
-------------------------------------------------------------------------------
Equity Income Portfolio     $   (231,083)      $   41,857         $   189,226

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003, Equity Income VCT Portfolio had a capital loss carryforward of $15,355,657, of which the following amounts will expire between 2009 and 2011 if not utilized: $6,328,025 in 2009, $6,407,206 in 2010 and $2,620,426 in 2011.

   The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003. The tax character of current year distributions will be determined at the end of the current fiscal year. These amounts do not include the capital loss carryforward detailed above.

                                                     PIONEER          PIONEER
                                                     EQUITY           EQUITY
                                                     INCOME           INCOME
                                                  VCT PORTFOLIO    VCT PORTFOLIO
                                                      2003             2002
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                                   $   4,174,839    $   4,201,019
Long-Term capital gain                                        -                -
                                                  ------------------------------
                                                  $   4,174,839    $   4,201,019
Return of Capital                                             -                -
                                                  ------------------------------
   Total distributions                            $   4,174,839    $   4,201,019
                                                  ------------------------------
DISTRIBUTABLE EARNINGS
   (ACCUMULATED LOSSES):
Undistributed ordinary income                     $      82,058
Undistributed long-term gain/
   (Capital loss carryforward)                      (15,355,657)
Unrealized appreciation (depreciation)               36,385,549
                                                  -------------
   Total                                          $  21,111,950
                                                  =============

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

F. PORTFOLIO SHARES

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $246,661 in commissions on the sale of Trust shares for the year ended December 31, 2003. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day.

G. SECURITIES LENDING

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2003, $132,553 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $270 in transfer agent fees payable to PIMSS at December 31, 2003.

4. DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $13,552 payable to PFD at December 31, 2003.

5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2003, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                                                   NET
                                                        GROSS               GROSS             APPRECIATION/
                                  TAX COST           APPRECIATION        DEPRECIATION        (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
Equity Income Portfolio        $  181,676,919       $   41,987,707      $   (5,602,158)     $   36,385,549

6. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2003, were $42,957,826 and $19,981,321, respectively.

7. CAPITAL SHARES

At December 31, 2003, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                      '03 SHARES       '03 AMOUNT        '02 SHARES       '02 AMOUNT
------------------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO
CLASS I:
Shares sold                            1,544,529      $   24,668,979       1,395,275    $   23,429,706
Reinvestment of distributions            204,954           3,313,898         223,712         3,650,009
Shares repurchased                    (1,964,325)        (30,892,038)     (1,716,186)      (27,000,779)
                                    ------------------------------------------------------------------
  Net increase (decrease)               (214,842)     $   (2,909,161)        (97,199)   $       78,936
                                    ==================================================================
CLASS II:
Shares sold                            1,723,515      $   27,764,040       1,549,025    $   25,921,954
Reinvestment of distributions             52,432             860,942          34,034           551,010
Shares repurchased                      (242,114)         (3,788,595)       (769,373)      (12,496,704)
                                    ------------------------------------------------------------------
  Net increase                         1,533,833      $   24,836,387         813,686    $   13,976,260
                                    ==================================================================

PIONEER EQUITY INCOME VCT PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND
THE CLASS I SHAREOWNERS OF PIONEER EQUITY INCOME VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Equity Income VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Equity Income VCT Portfolio of Pioneer Variable Contracts Trust at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

PIONEER VARIABLE CONTRACTS TRUST

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT AUDITORS
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS
The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Portfolio within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available online at pioneerfunds.com.

INTERESTED TRUSTEES

                              POSITION HELD   TERM OF OFFICE AND    PRINCIPAL OCCUPATION DURING PAST     OTHER DIRECTORSHIPS HELD BY
NAME AND AGE                  WITH THE FUND   LENGTH OF SERVICE     FIVE YEARS                           THIS TRUSTEE
John F. Cogan, Jr. (77)*      Chairman of     Trustee since 1994.   Deputy Chairman and a Director of    Director of Harbor Global
                              the Board,      Serves until a        Pioneer Global Asset Management      Company, Ltd.
                              Trustee and     successor trustee is  S.p.A. ("PGAM"); Non-Executive
                              President       elected or earlier    Chairman and a Director of Pioneer
                                              retirement or         Investment Management USA
                                              removal.              Inc. ("PIM-USA"); Chairman and a
                                                                    Director of Pioneer; Director of
                                                                    Pioneer Alternative Investment
                                                                    Management Limited (Dublin);
                                                                    President and a Director of
                                                                    Pioneer Alternative Investment
                                                                    Management (Bermuda) Limited and
                                                                    affiliated funds; President and
                                                                    Director of Pioneer Funds
                                                                    Distributor, Inc. ("PFD");
                                                                    President of all of the Pioneer
                                                                    Funds; and Of Counsel (since
                                                                    2000, partner prior to 2000), Hale
                                                                    and Dorr LLP (counsel to PIM-USA
                                                                    and the Pioneer Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

Osbert M. Hood (51)**         Trustee and     Trustee since June,   President and Chief Executive        None
                              Executive       2003. Serves until a  Officer, PIM-USA since May, 2003
                              Vice President  successor trustee is  (Director since January, 2001);
                                              elected or earlier    President and Director of Pioneer
                                              retirement or         since May 2003; Chairman and
                                              removal.              Director of Pioneer Investment
                                                                    Management Shareholder Services,
                                                                    Inc. ("PIMSS") since May 2003;
                                                                    Executive Vice President of all of
                                                                    the Pioneer Funds since June 2003;
                                                                    Executive Vice President and Chief
                                                                    Operating Officer of PIM-USA,
                                                                    November 2000-May 2003; Executive
                                                                    Vice President, Chief Financial
                                                                    Officer and Treasurer, John
                                                                    Hancock Advisers, L.L.C., Boston,
                                                                    MA, November 1999-November 2000;
                                                                    Senior Vice President and Chief
                                                                    Financial Officer, John Hancock
                                                                    Advisers, L.L.C., April
                                                                    1997-November 1999

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

INDEPENDENT TRUSTEES

                              POSITION HELD   TERM OF OFFICE AND    PRINCIPAL OCCUPATION DURING PAST     OTHER DIRECTORSHIPS HELD BY
NAME, AGE AND ADDRESS         WITH THE FUND   LENGTH OF SERVICE     FIVE YEARS                           THIS TRUSTEE
Mary K. Bush (55)             Trustee         Trustee since         President, Bush International        Director of Brady
3509 Woodbine Street,                         September, 2000.      (international financial advisory    Corporation (industrial
Chevy Chase, MD 20815                         Serves until a        firm)                                identification and
                                              successor trustee                                          specialty coated material
                                              is elected or                                              products manufacturer),
                                              earlier retirement                                         Millenium Chemicals, Inc.
                                              or removal.                                                (commodity chemicals),
                                                                                                         Mortgage Guaranty
                                                                                                         Insurance Corporation, and
                                                                                                         R.J. Reynolds Tobacco
                                                                                                         Holdings, Inc. (tobacco)

Richard H. Egdahl, M.D. (77)  Trustee         Trustee since 1995.   Alexander Graham Bell Professor of   None
Boston University Healthcare                  Serves until a        Health Care Entrepreneurship,
Entrepreneurship Program,                     successor trustee     Boston University; Professor of
53 Bay State Road,                            is elected or         Management, Boston University
Boston, MA 02215                              earlier retirement    School of Management; Professor of
                                              or removal.           Public Health, Boston University
                                                                    School of Public Health; Professor
                                                                    of Surgery, Boston University
                                                                    School of Medicine; and University
                                                                    Professor, Boston University

Margaret B.W. Graham (56)     Trustee         Trustee since         Founding Director, The Winthrop      None
1001 Sherbrooke                               September, 2000.      Group, Inc. (consulting firm);
Street West,                                  Serves until a        Professor of Management, Faculty
Montreal, Quebec, Canada                      successor trustee     of Management, McGill University
                                              is elected or
                                              earlier retirement
                                              or removal.

Marguerite A. Piret (55)      Trustee         Trustee since 1995.   President and Chief Executive        None
One Boston Place,                             Serves until a        Officer, Newbury, Piret & Company,
28th Floor,                                   successor trustee     Inc. (investment banking firm)
Boston, MA 02108                              is elected or
                                              earlier retirement
                                              or removal.

Stephen K. West (75)          Trustee         Trustee since 1995.   Senior Counsel, Sullivan & Cromwell  Director, The Swiss
125 Broad Street,                             Serves until a        (law firm)                           Helvetia Fund, Inc.
New York, NY 10004                            successor trustee                                          (closed-end investment
                                              is elected or                                              company) and AMVESCAP
                                              earlier retirement                                         PLC (investment
                                              or removal.                                                managers)

John Winthrop (67)            Trustee         Trustee since         President, John Winthrop & Co.,      None
One North Adgers Wharf,                       September, 2000.      Inc. (private investment firm)
Charleston, SC 29401                          Serves until a
                                              successor trustee
                                              is elected or
                                              earlier retirement
                                              or removal.

FUND OFFICERS

                              POSITION HELD   TERM OF OFFICE AND    PRINCIPAL OCCUPATION DURING PAST     OTHER DIRECTORSHIPS HELD BY
NAME AND AGE                  WITH THE FUND   LENGTH OF SERVICE     FIVE YEARS                           THIS OFFICER
Dorothy E. Bourassa (56)      Secretary       Serves at the         Secretary of PIM-USA; Senior Vice    None
                                              discretion of board   President-Legal of Pioneer; and
                                                                    Secretary/Clerk of most of
                                                                    PIM-USA's subsidiaries since
                                                                    October 2000; Secretary of all of
                                                                    the Pioneer Funds since September
                                                                    2003 (Assistant Secretary from
                                                                    November 2000 to September 2003);
                                                                    and Senior Counsel, Assistant Vice
                                                                    President and Director of
                                                                    Compliance of PIM-USA from April
                                                                    1998 through October 2000

Christopher J. Kelley (39)    Assistant       Serves at the         Assistant Vice President and         None
                              Secretary       discretion of board   Senior Counsel of Pioneer since
                                                                    July 2002; Vice President and
                                                                    Senior Counsel of BISYS Fund
                                                                    Services, Inc. (April 2001 to June
                                                                    2002); Senior Vice President and
                                                                    Deputy General Counsel of Funds
                                                                    Distributor, Inc. (July 2000 to
                                                                    April 2001; Vice President and
                                                                    Associate General Counsel from
                                                                    July 1996 to July 2000); Assistant
                                                                    Secretary of all of the Pioneer
                                                                    Funds since September 2003

David C. Phelan (46)          Assistant       Serves at the         Partner, Hale and Dorr LLP;          None
                              Secretary       discretion of board   Assistant Secretary of all of the
                                                                    Pioneer Funds since September 2003

Vincent Nave (58)             Treasurer       Serves at the         Vice President-Fund Accounting,      None
                                              discretion of board   Administration and Custody
                                                                    Services of Pioneer (Manager from
                                                                    September 1996 to February 1999);
                                                                    and Treasurer of all of the
                                                                    Pioneer Funds (Assistant Treasurer
                                                                    from June 1999 to November 2000)

Luis I. Presutti (38)         Assistant       Serves at the         Assistant Vice President-Fund        None
                              Treasurer       discretion of board   Accounting, Administration and
                                                                    Custody Services of Pioneer (Fund
                                                                    Accounting Manager from 1994 to
                                                                    1999); and Assistant Treasurer of
                                                                    all of the Pioneer Funds since
                                                                    November 2000

                              POSITION HELD   TERM OF OFFICE AND    PRINCIPAL OCCUPATION DURING PAST     OTHER DIRECTORSHIPS HELD BY
NAME AND AGE                  WITH THE FUND   LENGTH OF SERVICE     FIVE YEARS                           THIS OFFICER
Gary Sullivan (45)            Assistant       Serves at the         Fund Accounting Manager-Fund         None
                              Treasurer       discretion of board   Accounting, Administration and
                                                                    Custody Services of Pioneer; and
                                                                    Assistant Treasurer of all of the
                                                                    Pioneer Funds since May 2002

Katharine Kim Sullivan (30)   Assistant       Serves at the         Fund Administration Manager-Fund     None
                              Treasurer       discretion of board.  Accounting, Administration and
                                                                    Custody Services since June 2003;
                                                                    Assistant Vice President-Mutual
                                                                    Fund Operations of State Street
                                                                    Corporation from June 2002 to June
                                                                    2003 (formerly Deutsche Bank Asset
                                                                    Management); Pioneer Fund
                                                                    Accounting, Administration and
                                                                    Custody Services (Fund Accounting
                                                                    Manager from August 1999 to May
                                                                    2002, Fund Accounting Services
                                                                    Supervisor from 1997 to July
                                                                    1999); Assistant Treasurer of all
                                                                    of the Pioneer Funds since
                                                                    September 2003

                            THIS PAGE FOR YOUR NOTES.

[PIONEER INVESTMENTS(R) LOGO]


                                                                   14678-00-0204

[PIONEER INVESTMENTS(R) LOGO]


PIONEER VARIABLE CONTRACTS TRUST


PIONEER SMALL COMPANY VCT PORTFOLIO -- CLASS I SHARES

ANNUAL REPORT

DECEMBER 31, 2003

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer Small Company VCT Portfolio

   Portfolio and Performance Update                              2

   Portfolio Management Discussion                               3

   Schedule of Investments                                       4

   Financial Statements                                          8

   Notes to Financial Statements                                12

   Report of Independent Auditors                               16

   Trustees, Officers and Service Providers                     17

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/03

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                              84.9%
Temporary Cash Investment                       11.7%
Depositary Receipts for International Stocks     2.8%
International Common Stocks                      0.6%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Financials                     22.9%
Industrials                    14.1%
Consumer Discretionary         13.9%
Information Technology         13.9%
Health Care                    12.5%
Energy                          8.0%
Materials                       5.5%
Consumer Staples                4.0%
Utilities                       2.7%
Telecommunication Services      2.5%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. Idine Rewards Network, Inc.             3.06%
   2. FTI Consulting, Inc.                    2.45
   3. Forest Oil Corp.                        2.13
   4. UniSource Energy Corp.                  1.81
   5. Whitney Holding Corp.                   1.60

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

PRICES AND DISTRIBUTIONS

                                          12/31/03        12/31/02
Net Asset Value per Share                 $  11.44        $   9.13

DISTRIBUTIONS PER SHARE                              SHORT-TERM        LONG-TERM
(1/1/03 - 12/31/03)                   DIVIDENDS      CAPITAL GAINS     CAPITAL GAINS
                                      $    -         $    -            $    -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER SMALL COMPANY VCT PORTFOLIO at net asset value, compared to that of the Russell 2000 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

             PIONEER SMALL COMPANY VCT PORTFOLIO*  RUSSELL 2000 INDEX+
1/31/2001               $     10,000                   $    10,000
12/31/2001              $     10,498                   $     9,741
12/31/2002              $      8,739                   $     7,747
12/31/2003              $     10,951                   $    11,406

+ Index comparison begins 1/31/01. The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2003)

NET ASSET VALUE*

Life-of-Class                    4.68%
(1/19/01)
1 Year                          25.30%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/03

In the following discussion, David Adams and Jack McPherson review the year ended December 31, 2003, and Pioneer Small Company VCT Portfolio's performance over this period.

Q. HOW DID PIONEER SMALL COMPANY VCT PORTFOLIO PERFORM OVER THIS PERIOD?

A. For the twelve months ended December 31, 2003, the Portfolio returned 25.30% at net asset value. This result trailed the Portfolio's benchmark, the Russell 2000 Index, which returned 47.25% over the same period.

Q. PLEASE DESCRIBE HOW SMALL-COMPANY STOCKS FARED LAST YEAR AND HOW THE PORTFOLIO WAS AFFECTED.

A. Fears that the Iraq war would stifle the economic recovery evaporated early in 2003 with the end of initial combat operations. As uncertainty gave way to confidence in the economic expansion, stocks in all capitalization ranges began to move higher. And, as is typical early in a recovery, the most speculative issues outpaced stocks of better quality.

   That performance disparity between high and low quality stocks accounts for most of the Portfolio's underperformance relative to its benchmark. Nevertheless, we stuck with our quality focus. The tide appeared to turn in our direction at yearend when investors began to back away from speculative issues and higher-quality stocks performed better.

Q. WHAT WERE THE PORTFOLIO'S STRENGTHS AND WEAKNESSES LAST YEAR?

A. In health care, underrepresentation among the more speculative biotech industry and high-valuation medical devices companies held back results. Within the health care services area, AMN Healthcare Services gained less than the sector, as demand for temporary nursing staff was weak. Orthodontic Centers of America suffered as consumers postponed costly procedures during the economic weakness and as the acquisition of a competitor turned contentious; we had been cutting back on this holding before most of this unfolded and have since eliminated our position entirely. First Health Group, a managed care services company, declined during the year due to disappointing results while many of its peers experienced strong price appreciation. Sunrise Assisted Living contributed nicely to performance as the company continues to successfully execute a strategic shift in its business. Parexel International also added to performance as the company experienced improving results.

   Among financial services firms, we downplayed interest rate-sensitive banks in favor of companies with the potential to increase earnings in an economic expansion. Real estate investment trusts (REITs) added to Portfolio returns. Healthcare Realty Trust, which owns and manages medical office buildings, showed a solid gain.

   In consumer-related sectors, Canadian movie and television producer Alliance Atlantis, distributor of THE LORD OF THE RINGS films and producers of the CSI television shows, benefited from box office success and improved finances. Rewards Network, which provides business services to restaurants while marketing meal discounts to consumers, retreated in the fourth quarter on profit taking but was a positive contributor for the year. Sales of health and diet products continued to be strong at NuSkin, which is already active in China and expanding in Japan.

   Two other consumer stocks disappointed: AFC Enterprises, franchisor of Church's Fried Chicken, Seattle's Best and Popeye's, fell victim to management missteps; and Genesco failed to keep up with fashion trends in its teen-oriented Journeys shoe outlets.

Q. WHAT OTHER STOCKS OR SECTORS HAD AN IMPACT ON PERFORMANCE?

A. Being underweight technology stocks hurt relative performance, as many lower-quality tech stocks rallied sharply. Our overweight position in energy was a negative for much of the year, but patience was rewarded by a fourth-quarter rally in this sector. Earlier, we took a loss in PetroQuest Energy when exploration efforts came up short; shares later fell further. FTI Consulting, whose bankruptcy-consulting services tend to suffer in an improving economic environment, rebounded somewhat in the fourth quarter as diversification efforts are beginning to pay off. Princeton Review, which provides classroom and other services to students, parents and educational institutions, rose slightly. And improved earnings at defense-services contractor AAR Corp. pushed shares sharply higher.

Q. WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. With investors beginning to focus on better-quality stocks, we believe low-quality, unprofitable issues will lose favor. And if, as we expect, the economy expands further in 2004, the companies we have selected based on their attractive valuations and positive earnings prospects should, we believe, continue to do well.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

[SIDENOTE]

Small-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/03

     SHARES                                                                  VALUE
              COMMON STOCKS - 87.3%
              ENERGY - 7.0%
              OIL & GAS DRILLING - 2.6%
      2,275   Atwood Oceanics, Inc.*                                $       72,664
      3,400   Grant Prideco, Inc.*                                          44,268
      7,150   Key Energy Services, Inc.*                                    73,717
      2,813   Patterson Energy, Inc.*                                       92,604
                                                                    --------------
                                                                    $      283,253
                                                                    --------------

              OIL & GAS EQUIPMENT & SERVICES - 0.9%
      1,350   Gulfmark Offshore, Inc.*                              $       18,900
      4,075   Maverick Tube Corp.*                                          78,444
                                                                    --------------
                                                                    $       97,344
                                                                    --------------

              OIL & GAS EXPLORATION & PRODUCTION - 2.8%
      7,150   Forest Oil Corp.*                                     $      204,276
      2,028   Spinnaker Exploration Co.*                                    65,444
      1,200   Tom Brown, Inc.*                                              38,700
                                                                    --------------
                                                                    $      308,420
                                                                    --------------

              OIL & GAS REFINING MARKETING & TRANSPORTATION - 0.7%
      4,700   Plains Resources, Inc.*                               $       75,435
                                                                    --------------
              TOTAL ENERGY                                          $      764,452
                                                                    --------------

              MATERIALS - 4.8%
              COMMODITY CHEMICALS - 0.9%
      4,550   Airgas, Inc.                                          $       97,734
                                                                    --------------

              MATERIALS - 0.6%
        850   Mega Blocks, Inc.*                                    $       15,125
      2,950   Mega Blocks, Inc. (144A)*                                     52,493
                                                                    --------------
                                                                    $       67,618
                                                                    --------------

              METAL & GLASS CONTAINERS - 0.3%
        675   Kennametal, Inc.                                      $       26,831
                                                                    --------------

              PAPER PRODUCTS - 0.7%
      5,850   Wausau-Mosinee Paper Corp.                            $       79,092
                                                                    --------------

              PRECIOUS METALS & MINERALS - 1.3%
     11,400   Agnico Eagle Mines, Ltd.                              $      137,598
                                                                    --------------

              SPECIALTY CHEMICALS - 0.6%
      6,925   Wellman, Inc.                                         $       70,704
                                                                    --------------

              STEEL - 0.4%
      3,525   Graftech International, Ltd.*                         $       47,588
                                                                    --------------
              TOTAL MATERIALS                                       $      527,165
                                                                    --------------

              CAPITAL GOODS - 3.7%
              AEROSPACE & DEFENSE - 1.3%
      8,125   AAR Corp.*                                            $      121,469
      1,300   Intrado, Inc.*                                                28,535
                                                                    --------------
                                                                    $      150,004
                                                                    --------------

              CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS - 1.2%
      7,550   Wabtec Corp.                                          $      128,652
                                                                    --------------

              CONSTRUCTION & ENGINEERING - 0.2%
      1,200   Insituform Technologies, Inc.*                        $       19,800
                                                                    --------------

              ELECTRICAL COMPONENT & EQUIPMENT - 1.0%
      9,925   Power-One, Inc.*                                      $      107,488
                                                                    --------------
              TOTAL CAPITAL GOODS                                   $      405,944
                                                                    --------------

              COMMERCIAL SERVICES & SUPPLIES - 7.4%
              DATA PROCESSING SERVICES - 0.6%
      2,100   Gartner Group, Inc.*                                  $       23,751
      1,625   TALX Corp.                                                    37,424
                                                                    --------------
                                                                    $       61,175
                                                                    --------------

              COMMERCIAL PRINTING - 1.1%
      4,300   John H. Harland Co.                                   $      117,390
                                                                    --------------

              DIVERSIFIED COMMERCIAL SERVICES - 4.6%
      3,951   The Brinks Co.                                        $       89,332
     10,050   FTI Consulting, Inc.*                                        234,869
      2,275   Kroll, Inc.*                                                  59,150
      2,950   Regis Corp.                                                  116,584
                                                                    --------------
                                                                    $      499,935
                                                                    --------------

              EMPLOYMENT SERVICES - 1.0%
     11,700   The Princeton Review, Inc.*                           $      114,075
                                                                    --------------

              ENVIRONMENTAL SERVICES - 0.1%
      3,400   Newpark Resources, Inc.*                              $       16,286
                                                                    --------------
              TOTAL COMMERCIAL SERVICES & SUPPLIES                  $      808,861
                                                                    --------------

              TRANSPORTATION - 1.2%
              TRUCKING - 1.2%
      2,325   Dollar Thrifty Automotive GP*                         $       60,311
      1,800   Forward Air Corp.*                                            49,500
      1,000   Overnite Corp.*                                               22,750
                                                                    --------------
              TOTAL TRANSPORTATION                                  $      132,561
                                                                    --------------

              CONSUMER DURABLES & APPAREL - 3.8%
              APPAREL, ACCESSORIES & LUXURY GOODS - 0.7%
     14,200   Charming Shoppes, Inc.*                               $       76,680
                                                                    --------------

              HOUSEWARES & SPECIALTIES - 1.5%
      6,700   Tupperware Corp.                                      $      116,178
      1,700   Yankee Candle, Co.*                                           46,461
                                                                    --------------
                                                                    $      162,639
                                                                    --------------

              LEISURE PRODUCTS - 0.4%
      3,075   The Nautilus Group, Inc.                              $       43,204
                                                                    --------------

              PHOTOGRAPHIC PRODUCTS - 0.3%
      3,525   Creo Products*                                        $       36,308
                                                                    --------------

              TEXTILES - 0.9%
     15,386   Unifi, Inc.*                                          $       99,240
                                                                    --------------
              TOTAL CONSUMER DURABLES & APPAREL                     $      418,071
                                                                    --------------

   The accompanying notes are an integral part of these financial statements.

     SHARES                                                                  VALUE
              HOTELS, RESTAURANTS & LEISURE - 2.3%
              LEISURE FACILITIES - 0.2%
      3,775   Bally Total Fitness Holding Corp.*                    $       26,425
                                                                    --------------

              RESTAURANTS - 2.1%
      1,206   Applebee's International, Inc.                        $       47,360
      1,600   CEC Entertainment, Inc.*                                      75,824
      5,900   O'Charley's, Inc.*                                           105,905
                                                                    --------------
                                                                    $      229,089
                                                                    --------------
              TOTAL HOTELS, RESTAURANTS & LEISURE                   $      255,514
                                                                    --------------

              MEDIA - 2.1%
              MOVIES & ENTERTAINTAINMENT - 1.2%
      8,850   Alliance Atlantis Communications, Inc.*               $      135,582
                                                                    --------------

              PUBLISHING - 0.9%
      4,825   Journal Register Co.*                                 $       99,878
                                                                    --------------
              TOTAL MEDIA                                           $      235,460
                                                                    --------------

              RETAILING - 3.9%
              APPAREL RETAIL - 0.8%
      4,250   Genesco Inc.*                                         $       64,303
        575   Gildan Activewer, Inc.*                                       17,756
                                                                    --------------
                                                                    $       82,059
                                                                    --------------

              CATALOG RETAIL - 0.3%
      1,600   Insight Enterprises, Inc.*                            $       30,080
                                                                    --------------

              COMPUTER & ELECTRONICS RETAIL - 0.6%
      6,575   Inter-TAN, Inc.*                                      $       66,539
                                                                    --------------

              GENERAL MERCHANDISE STORES - 0.9%
      3,300   Tuesday Morning Corp.*                                $       99,825
                                                                    --------------

              SPECIALTY STORES - 1.3%
        800   Guitar Center, Inc.*                                  $       26,064
      3,450   School Specialty, Inc.*                                      117,335
                                                                    --------------
                                                                    $      143,399
                                                                    --------------
              TOTAL RETAILING                                       $      421,902
                                                                    --------------

              FOOD & DRUG RETAILING - 1.2%
              FOOD DISTRIBUTORS - 0.7%
      1,739   The J.M. Smucker Co.                                  $       78,759
                                                                    --------------

              FOOD RETAIL - 0.5%
      1,350   Fresh Del Monte Produce, Inc.*                        $       32,171
      1,700   Wild Oats Markets, Inc.*                                      21,981
                                                                    --------------
                                                                    $       54,152
                                                                    --------------
              TOTAL FOOD & DRUG RETAILING                           $      132,911
                                                                    --------------

              FOOD, BEVERAGE & TOBACCO - 1.1%
              AGRICULTURAL PRODUCTS - 1.1%
      3,420   Corn Products International, Inc.                     $      117,819
                                                                    --------------
              TOTAL FOOD, BEVERAGE & TOBACCO                        $      117,819
                                                                    --------------

              HOUSEHOLD & PERSONAL PRODUCTS - 1.3%
              HOUSEHOLD PRODUCTS - 1.3%
      8,350   Nu Skin Enterprises, Inc.                             $      142,702
                                                                    --------------
              TOTAL HOUSEHOLD & PERSONAL PRODUCTS                   $      142,702
                                                                    --------------

              HEALTH CARE EQUIPMENT & SERVICES - 10.5%
              HEALTH CARE DISTRIBUTORS - 1.8%
      5,087   AMN Healthcare Services*                              $       87,293
      1,500   Chattem, Inc.*                                                26,850
      5,725   Cross Country Healthcares, Inc.*                              85,417
                                                                    --------------
                                                                    $      199,560
                                                                    --------------

              HEALTH CARE EQUIPMENT - 1.2%
      5,500   Haemonetics Corp.*                                    $      131,395
                                                                    --------------

              HEALTH CARE FACILITIES - 2.4%
      2,500   Lifepoint Hospitals, Inc.*                            $       73,625
      3,327   Sunrise Senior Living, Inc.*                                 128,888
      1,050   Universal Health Services, Inc. (Class B)                     56,406
                                                                    --------------
                                                                    $      258,919
                                                                    --------------

              HEALTH CARE SERVICES - 3.5%
     19,625   Hooper Holmes, Inc.                                   $      121,283
      1,300   Pediatrix Medical Group, Inc.*                                71,617
      5,925   Providence Service Corp.*                                     95,867
      5,796   Parexel International Corp.*                                  94,243
                                                                    --------------
                                                                    $      383,010
                                                                    --------------

              HEALTH CARE SUPPLIES - 0.9%
      2,700   Charles River Laboratories
              International, Inc.*                                  $       92,691
                                                                    --------------

              MANAGED HEALTH CARE - 0.7%
      4,175   First Health Group Corp.*                             $       81,246
                                                                    --------------
              TOTAL HEALTH CARE
              EQUIPMENT & SERVICES                                  $    1,146,821
                                                                    --------------

              PHARMACEUTICALS & BIOTECHNOLOGY - 0.4%
              BIOTECHNOLOGY - 0.4%
      3,750   Cubist Pharmaceuticals, Inc.*                         $       45,600
                                                                    --------------
              TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                 $       45,600
                                                                    --------------

              BANKS - 6.0%
              DIVERSIFIED BANKS - 0.6%
      3,625   Provident Financial Services, Inc.                    $       68,513
                                                                    --------------

              REGIONAL BANKS - 1.7%
      2,300   Sterling Bancshares, Inc.                             $       30,659
      3,727   Whitney Holding Corp.                                        152,770
                                                                    --------------
                                                                    $      183,429
                                                                    --------------

              THRIFTS & MORTGAGE FINANCE - 3.7%
      5,100   Commercial Federal Corp.                              $      136,221
      5,696   Staten Island Bancorp, Inc.                                  128,160
      3,000   Webster Financial Corp.                                      137,580
                                                                    --------------
                                                                    $      401,961
                                                                    --------------
              TOTAL BANKS                                           $      653,903
                                                                    --------------

   The accompanying notes are an integral part of these financial statements.

     SHARES                                                                  VALUE
              DIVERSIFIED FINANCIALS - 6.2%
              CONSUMER FINANCE - 0.4%
      1,387   American Capital Strategies                           $       41,236
                                                                    --------------

              CONSUMER FINANCE - 4.0%
     11,303   Advanta Corp. (Class B)                               $      143,774
     27,497   Idine Rewards Network, Inc.*                                 293,118
                                                                    --------------
                                                                    $      436,892
                                                                    --------------

              MULTI-SECTOR HOLDING - 1.1%
      2,600   Leucadia National Corp.                               $      119,860
                                                                    --------------

              DIVERSIFIED FINANCIAL SERVICES - 0.7%
      2,075   Gabelli Asset Management, Inc.                        $       82,585
                                                                    --------------
              TOTAL DIVERSIFIED FINANCIALS                          $      680,573
                                                                    --------------

              INSURANCE - 2.8%
              MULTI-LINE INSURANCE - 0.4%
      1,700   Max Re Capital, Ltd.                                  $       38,148
                                                                    --------------

              PROPERTY & CASUALTY INSURANCE - 2.4%
      1,300   American Safety Insurance Group, Ltd.*                $       17,043
      1,270   First American Corp.                                          37,808
      6,800   Quanta Capital Holdings (144A)*                               78,200
      4,170   Selective Insurance Group, Inc.                              134,941
                                                                    --------------
                                                                    $      267,992
                                                                    --------------
              TOTAL INSURANCE                                       $      306,140
                                                                    --------------

              REAL ESTATE - 5.0%
              REAL ESTATE INVESTMENT TRUSTS - 5.0%
      2,050   Colonial Properties Trust                             $       81,180
      1,425   Camden Property Trust                                         63,128
      3,317   Healthcare Realty Trust, Inc.                                118,583
      7,407   Innkeepers USA Trust                                          61,997
      3,590   Prentiss Properties Trust                                    118,434
      2,850   Shurgard Storage Centers, Inc.                               107,303
                                                                    --------------
              TOTAL REAL ESTATE                                     $      550,625
                                                                    --------------

              SOFTWARE & SERVICES - 5.5%
              APPLICATION SOFTWARE - 3.8%
      4,600   American Management Systems, Inc.*                    $       69,322
      2,008   Fair Isaac & Co., Inc.                                        98,713
      2,450   Manhattan Associates, Inc.*                                   67,718
      5,500   Mercury Computer Systems, Inc.*                              136,950
      1,900   Verint Systems, Inc.*                                         42,864
                                                                    --------------
                                                                    $      415,567
                                                                    --------------

              HOME ENTERTAINMENT SOFTWARE - 0.9%
      9,475   Plato Learning, Inc.*                                 $       99,961
                                                                    --------------

              INTERNET SOFTWARE & SERVICES - 0.3%
      3,900   Lionbridge Technologies, Inc.*                        $       37,479
                                                                    --------------

              SYSTEMS SOFTWARE - 0.5%
      5,100   Borland Software Corp.*                               $       49,623
                                                                    --------------
              TOTAL SOFTWARE & SERVICES                             $      602,630
                                                                    --------------

              TECHNOLOGY HARDWARE & EQUIPMENT - 3.0%
              COMMUNICATIONS EQUIPMENT - 0.8%
      2,375   Avocent Corp.*                                        $       86,735
                                                                    --------------

              ELECTRONIC MANUFACT SERVICES - 1.3%
      8,150   Plexus Corp.*                                         $      139,936
                                                                    --------------

              TECHNOLOGY DISTRIBUTORS - 0.9%
      2,600   Tech Data Corp.*                                      $      103,194
                                                                    --------------
              TOTAL TECHNOLOGY
              HARDWARE & EQUIPMENT                                  $      329,865
                                                                    --------------

              SEMICONDUCTORS - 3.6%
              SEMICONDUCTOR EQUIPMENT - 2.5%
      1,676   ATMI, Inc.*                                           $       38,783
        748   Cymer, Inc.*                                                  34,550
      2,051   DuPont Photomasks, Inc.*                                      49,511
      3,746   Photronics, Inc.*                                             74,620
      1,926   Varian Semiconductor Equipment
              Associates, Inc.*                                             84,147
                                                                    --------------
                                                                    $      281,611
                                                                    --------------

              SEMICONDUCTORS - 1.1%
      3,525   Power Integrations, Inc.*                             $      117,947
                                                                    --------------
              TOTAL SEMICONDUCTORS                                  $      399,558
                                                                    --------------

              TELECOMMUNICATION SERVICES - 2.2%
              INTEGRATED TELECOMMUNICATION SERVICES - 1.5%
      6,975   Aeroflex Inc.*                                        $       81,538
      6,359   CT Communications Inc.                                        85,847
                                                                    --------------
                                                                    $      167,385
                                                                    --------------

              WIRELESS TELECOMMUNICATION SERVICES - 0.7%
      7,750   Boston Communications Group, Inc.*                    $       71,998
                                                                    --------------
              TOTAL TELECOMMUNICATION SERVICES                      $      239,383
                                                                    --------------

              UTILITIES - 2.3%
              ELECTRIC UTILITIES - 1.6%
      7,039   UniSource Energy Corp.                                $      173,582
                                                                    --------------

              GAS UTILITIES - 0.7%
      1,925   People's Energy Corp.                                 $       80,914
                                                                    --------------
              TOTAL UTILITIES                                       $      254,496
                                                                    --------------
              TOTAL COMMON STOCKS
              (Cost $8,298,594)                                     $    9,572,956
                                                                    --------------

   The accompanying notes are an integral part of these financial statements.

     SHARES                                                                  VALUE
              TEMPORARY CASH
              INVESTMENT - 11.6%
              SECURITY LENDING COLLATERAL - 11.6%
  1,272,844   Securities Lending Investment Fund, 1.02%             $    1,272,844
                                                                    --------------
              TOTAL COMMERCIAL PAPER                                $    1,272,844
                                                                    --------------
              TOTAL TEMPORARY
              CASH INVESTMENT
              (Cost $1,272,844)                                     $    1,272,844
                                                                    --------------
              TOTAL INVESTMENT IN
              SECURITIES - 98.9%
              (Cost $9,571,438)                                     $   10,845,800
                                                                    --------------
              OTHER ASSETS AND
              LIABILITIES - 1.1%                                    $      124,729
                                                                    --------------
              TOTAL NET ASSETS - 100.0%                             $   10,970,529
                                                                    ==============

*    Non-income producing security.
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2003, the value of these securities amounted to $130,693 or 1.2% of net assets.

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                          YEAR ENDED        YEAR ENDED        1/19/01 TO
                                                                           12/31/03          12/31/02         12/31/01(a)
CLASS I
Net asset value, beginning of period                                     $       9.13      $      10.97      $      10.00
                                                                         ------------      ------------      ------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                          $       0.00(b)   $       0.00(b)   $       0.02
   Net realized and unrealized gain (loss) on investments and foreign
     currency transactions                                                       2.31             (1.84)             0.95
                                                                         ------------      ------------      ------------
     Net increase (decrease) from investment operations                  $       2.31      $      (1.84)     $       0.97
Distributions to shareowners:
   Net investment income                                                           --             (0.00)(b)            --
                                                                         ------------      ------------      ------------
Net increase (decrease) in net asset value                               $       2.31      $      (1.84)     $       0.97
                                                                         ------------      ------------      ------------
Net asset value, end of period                                           $      11.44      $       9.13      $      10.97
                                                                         ============      ============      ============
Total return*                                                                   25.30%           (16.75)%            9.70%
Ratio of net expenses to average net assets+                                     1.25%             1.25%             1.24%**
Ratio of net investment income (loss) to average net assets+                     0.02%             0.07%             0.30%**
Portfolio turnover rate                                                            38%               53%               72%
Net assets, end of period (in thousands)                                 $      3,875      $      3,441      $      2,375
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                  2.42%             2.68%             7.49%**
   Net investment income (loss)                                                 (1.15)%           (1.36)%           (5.95)%**
Ratio with waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                                  1.25%             2.68%             1.24%**
   Net investment income (loss)                                                  0.02%             1.36%             0.30%**

(a) Shares of Pioneer Small Company VCT Portfolio were first publicly offered on January 19, 2001.
(b)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF ASSETS AND LIABILITIES 12/31/03

                                                                                     PIONEER
                                                                                      SMALL
                                                                                     COMPANY
                                                                                  VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (including securities loaned of $1,222,278)
   (Cost $9,571,438)                                                             $    10,845,800
  Cash                                                                                 1,412,806
  Cash held as collateral for furtures contracts                                               -
  Futures collateral                                                                      17,500
  Foreign currencies, at value                                                                 -
  Receivables -
   Investment securities sold                                                                  -
   Fund shares sold                                                                        6,569
   Variation margin                                                                            -
   Dividends, interest and foreign taxes withheld                                          8,349
   Forward foreign currency settlement contracts, net
   Forward foreign currency portfolio hedge contracts, open - net
   Due from Pioneer Investment Management, Inc.                                            3,952
  Other                                                                                    2,029
                                                                                 ---------------
      Total assets                                                               $    12,297,005
                                                                                 ---------------
LIABILITIES:
  Payables -
   Investment securities purchased                                               $             -
   Fund shares repurchased                                                                   828
   Dividends                                                                                   -
   Upon return of securities loaned                                                    1,272,844
   Variation Margin                                                                        3,400
   Forward foreign currency settlement contracts, net                                          -
   Forward foreign currency portfolio hedge contracts, net                                     -
  Reserve for repartriation taxes                                                              -
  Due to bank                                                                                  -
  Due to affiliates                                                                        6,002
  Accrued expenses                                                                        43,402
  Other                                                                                        -
                                                                                 ---------------
      Total liabilities                                                          $     1,326,476
                                                                                 ---------------
NET ASSETS:
  Paid-in capital                                                                $    10,399,433
  Accumulated net investment income (loss)                                                 1,986
  Accumulated undistributed net realized gain (loss)                                    (716,740)
  Net unrealized gain (loss) on:
   Investments                                                                         1,274,362
   Futures contracts                                                                      11,218
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                         -
                                                                                 ---------------
      Total net assets                                                           $    10,970,529
                                                                                 ---------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
   Net assets                                                                    $     3,875,232
  Shares outstanding                                                                     338,811
                                                                                 ===============
   Net asset value per share                                                     $         11.44
  CLASS II:
  (Unlimited number of shares authorized)
   Net assets                                                                    $     7,095,297
  Shares outstanding                                                                     625,380
                                                                                 ===============
   Net asset value per share                                                     $         11.35

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS

                                                                                     PIONEER
                                                                                  SMALL COMPANY
                                                                                  VCT PORTFOLIO

                                                                                      YEAR
                                                                                      ENDED
                                                                                    12/31/03
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $33)                               $        91,471
  Interest                                                                                 4,100
  Income on securities loaned, net                                                         4,724
  Other                                                                                        -
                                                                                 ---------------
      Total investment income                                                    $       100,295
                                                                                 ---------------
EXPENSES:
  Management fees                                                                $        58,653
  Transfer agent fees                                                                      3,118
  Distribution fees (Class II)                                                            10,949
  Administrative fees                                                                     37,413
  Custodian fees                                                                          23,416
  Professional fees                                                                       23,398
  Printing                                                                                35,762
  Fees and expenses of nonaffiliated trustees                                                545
  Miscellaneous                                                                            7,122
                                                                                 ---------------
     Total expenses                                                              $       200,376
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                             (90,919)
                                                                                 ---------------
     Net expenses                                                                $       109,457
                                                                                 ---------------
        Net investment income (loss)                                             $        (9,162)
                                                                                 ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                                   $      (345,200)
   Futures contracts                                                                      49,017
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                                        (86)
                                                                                 ---------------
                                                                                 $      (296,269)
                                                                                 ---------------
  Change in net unrealized gain or loss from:
   Investments                                                                   $     2,150,870
   Futures contracts                                                                      20,982
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                                         (3)
                                                                                 ---------------
                                                                                 $     2,171,849
                                                                                 ---------------
  Net gain (loss) on investments, futures contracts
   and foreign currency transactions                                             $     1,875,580
                                                                                 ===============
  Net increase (decrease) in net assets resulting
   from operations                                                               $     1,866,418
                                                                                 ===============

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   PIONEER
                                                                                SMALL COMPANY
                                                                                VCT PORTFOLIO

                                                                             YEAR            YEAR
                                                                             ENDED           ENDED
                                                                           12/31/03        12/31/02
FROM OPERATIONS:
Net investment income (loss)                                             $     (9,162)   $     (2,253)
Net realized gain (loss) on investments                                      (296,269)       (290,679)
Change in net unrealized gain or loss on
   investments, futures contracts and
   foreign currency transactions                                            2,171,849      (1,085,816)
                                                                         ------------    ------------
     Net increase (decrease) in net assets
       resulting from operations                                         $  1,866,418    $ (1,378,748)
                                                                         ------------    ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                               $          -    $     (1,223)
   Class II                                                                         -            (819)
Net realized gain
   Class I                                                                          -               -
   Class II                                                                         -               -
Tax return of capital
   Class I                                                                          -               -
   Class II                                                                         -               -
                                                                         ------------    ------------
     Total distributions to shareowners                                  $          -    $     (2,042)
                                                                         ------------    ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                         $  6,156,243    $  6,456,212
Reinvestment of distributions                                                       -           2,009
Cost of shares repurchased                                                 (3,911,566)     (1,530,967)
                                                                         ------------    ------------
   Net increase (decrease) in net assets
     resulting from fund share transactions                              $  2,244,677    $  4,927,254
                                                                         ------------    ------------
   Net increase (decrease) in net assets                                 $  4,111,095    $  3,546,464
                                                                         ------------    ------------
NET ASSETS:
Beginning of year                                                           6,859,434       3,312,970
                                                                         ------------    ------------
End of year                                                              $ 10,970,529    $  6,859,434
                                                                         ============    ============
Accumulated undistributed/(distributions in
  excess of) net investment income (loss)                                $      1,986    $        615
                                                                         ============    ============

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY VCT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS 12/31/03

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer Small Company VCT Portfolio (the Portfolio) is a portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of sixteen separate portfolios fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Small Company Portfolio is to seek capital appreciation.

The financial highlights for the Portfolio's Class II shares are presented in a separate book.

Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

   Small-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

B. FUTURES CONTRACTS

   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2003, open contracts were as follows:

                                  NUMBER OF
                                  CONTRACTS      SETTLEMENT                    UNREALIZED
PORTFOLIO            TYPE        LONG/(SHORT)      MONTH       MARKET VALUE    GAIN/(LOSS)
------------------------------------------------------------------------------------------
Small Company    Russell 2000         1            Mar-04       $  278,600      $  11,218

C. FOREIGN CURRENCY TRANSLATION

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. FORWARD FOREIGN CURRENCY CONTRACTS

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. TAXES

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2003, the no such taxes were paid.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003, Small Company VCT Portfolio had a capital loss carryforward of $613,173, of which the following amounts will expire between 2009 and 2011 if not utilized: $92,858 in 2009, $235,402 in 2010 and $284,913 in 2011.

   At December 31, 2003, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the Portfolio and are designed to present the portfolios' capital accounts on a tax basis.

                           ACCUMULATED NET     ACCUMULATED
                             INVESTMENT       REALIZED GAIN/
PORTFOLIO                   INCOME/(LOSS)          LOSS         PAID-IN CAPITAL
-------------------------------------------------------------------------------
Small Company Portfolio       $  10,533          $  5,469         $  (16,002)

   The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

                                             PIONEER          PIONEER
                                          SMALL COMPANY    SMALL COMPANY
                                          VCT PORTFOLIO    VCT PORTFOLIO
                                               2003             2002
------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                           $           -    $       2,042
Long-Term capital gain                                -                -
                                          ------------------------------
                                          $           -    $       2,042
Return of Capital                                     -                -
                                          ------------------------------
  Total distributions                     $           -    $       2,042
                                          ------------------------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income             $           -
Undistributed long-term gain/
  (Capital loss carryforward)                  (613,173)
Unrealized appreciation/(depreciation)        1,184,269
                                          -------------
  Total                                   $     571,096
                                          =============

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

F. PORTFOLIO SHARES

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $246,661 in commissions on the sale of Trust shares for the year ended December 31, 2003. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day.

G. SECURITIES LENDING

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.75% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2003, $3,125 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at, negotiated rates. Included in due to affiliates is $1,258 in transfer agent fees payable to PIMSS at December 31, 2003.

4. DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $1,619, payable to PFD at December 31, 2003.

5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2003, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                                    NET
                                                   GROSS          GROSS        APPRECIATION/
                                 TAX COST      APPRECIATION    DEPRECIATION    (DEPRECIATION)
---------------------------------------------------------------------------------------------
Small Company Portfolio         $ 9,661,531    $  1,465,340    $   (281,071)   $    1,184,269

6. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2003, were $4,176,886 and $2,669,753, respectively.

7. CAPITAL SHARES

At December 31, 2003, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                '03 SHARES      '03 AMOUNT      '02 SHARES       '02 AMOUNT
---------------------------------------------------------------------------------------------
SMALL COMPANY PORTFOLIO
CLASS I:
Shares sold                         286,397    $  2,774,242         273,309    $    2,966,433
Reinvestment of distributions             -               -             108             1,190
Shares repurchased                 (324,514)     (3,132,628)       (112,938)       (1,132,691)
                                -------------------------------------------------------------
  Net increase                      (38,117)   $   (358,386)        160,479    $    1,834,932
                                =============================================================
CLASS II:
Shares sold                         328,726    $  3,382,001         333,230    $    3,489,779
Reinvestment of distributions             -               -              75               819
Shares repurchased                  (80,215)       (778,938)        (42,070)         (398,276)
                                -------------------------------------------------------------
  Net increase                      248,511    $  2,603,063         291,235    $    3,092,322
                                =============================================================

PIONEER SMALL COMPANY VCT PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND THE CLASS I SHAREOWNERS OF PIONEER SMALL COMPANY VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Small Company VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Small Company VCT Portfolio of Pioneer Variable Contracts Trust at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

PIONEER VARIABLE CONTRACTS TRUST

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT AUDITORS
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS
The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Portfolio within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available online at pioneerfunds.com.

INTERESTED TRUSTEES

                              POSITION HELD   TERM OF OFFICE AND    PRINCIPAL OCCUPATION DURING          OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE FUND   LENGTH OF SERVICE     PAST FIVE YEARS                      HELD BY THIS TRUSTEE
John F. Cogan, Jr. (77)*      Chairman of     Trustee since 1994.   Deputy Chairman and a Director of    Director of Harbor Global
                              the Board,      Serves until a        Pioneer Global Asset Management      Company, Ltd.
                              Trustee and     successor trustee     S.p.A. ("PGAM"); Non-Executive
                              President       is elected or         Chairman and a Director of Pioneer
                                              earlier retirement    Investment Management USA Inc.
                                              or removal.           ("PIM-USA"); Chairman and a
                                                                    Director of Pioneer; Director of
                                                                    Pioneer Alternative Investment
                                                                    Management Limited (Dublin);
                                                                    President and a Director of
                                                                    Pioneer Alternative Investment
                                                                    Management (Bermuda) Limited and
                                                                    affiliated funds; President and
                                                                    Director of Pioneer Funds
                                                                    Distributor, Inc. ("PFD");
                                                                    President of all of the Pioneer
                                                                    Funds; and Of Counsel (since 2000,
                                                                    partner prior to 2000), Hale and
                                                                    Dorr LLP (counsel to PIM-USA and
                                                                    the Pioneer Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

Osbert M. Hood (51)**         Trustee and     Trustee since June,   President and Chief Executive        None
                              Executive       2003. Serves until    Officer, PIM-USA since May, 2003
                              Vice            a successor trustee   (Director since January, 2001);
                              President       is elected or         President and Director of Pioneer
                                              earlier retirement    since May 2003; Chairman and
                                              or removal.           Director of Pioneer Investment
                                                                    Management Shareholder Services,
                                                                    Inc. ("PIMSS") since May 2003;
                                                                    Executive Vice President of all
                                                                    of the Pioneer Funds since June
                                                                    2003; Executive Vice President and
                                                                    Chief Operating Officer of
                                                                    PIM-USA, November 2000-May 2003;
                                                                    Executive Vice President, Chief
                                                                    Financial Officer and Treasurer,
                                                                    John Hancock Advisers, L.L.C.,
                                                                    Boston, MA, November 1999-November
                                                                    2000; Senior Vice President and
                                                                    Chief Financial Officer, John
                                                                    Hancock Advisers, L.L.C., April
                                                                    1997-November 1999

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

INDEPENDENT TRUSTEES

                              POSITION HELD   TERM OF OFFICE AND    PRINCIPAL OCCUPATION DURING          OTHER DIRECTORSHIPS
NAME AND AGE ADDRESS          WITH THE FUND   LENGTH OF SERVICE     PAST FIVE YEARS                      HELD BY THIS TRUSTEE
Mary K. Bush (55)             Trustee         Trustee since         President, Bush International        Director of Brady
3509 Woodbine Street,                         September, 2000.      (international financial advisory    Corporation (industrial
Chevy Chase, MD 20815                         Serves until a        firm)                                identification and
                                              successor trustee                                          specialty coated material
                                              is elected or                                              products manufacturer),
                                              earlier retirement                                         Millenium Chemicals, Inc.
                                              or removal.                                                (commodity chemicals),
                                                                                                         Mortgage Guaranty Insurance
                                                                                                         Corporation, and R.J.
                                                                                                         Reynolds Tobacco Holdings,
                                                                                                         Inc. (tobacco)

Richard H. Egdahl, M.D. (77)  Trustee         Trustee since         Alexander Graham Bell Professor of   None
Boston University Healthcare                  1995. Serves          Health Care Entrepreneurship,
Entrepreneurship Program,                     until a successor     Boston University; Professor of
53 Bay State Road,                            trustee is elected    Management, Boston University
Boston, MA 02215                              or earlier            School of Management; Professor of
                                              retirement or         Public Health, Boston University
                                              removal.              School of Public Health; Professor
                                                                    of Surgery, Boston University
                                                                    School of Medicine; and University
                                                                    Professor, Boston University

Margaret B.W. Graham (56)     Trustee         Trustee since         Founding Director, The Winthrop      None
1001 Sherbrooke                               September, 2000.      Group, Inc. (consulting firm);
Street West,                                  Serves until a        Professor of Management, Faculty
Montreal, Quebec, Canada                      successor trustee     of Management, McGill University
                                              is elected or
                                              earlier retirement
                                              or removal.

Marguerite A. Piret (55)      Trustee         Trustee since 1995.   President and Chief Executive        None
One Boston Place,                             Serves until a        Officer, Newbury, Piret & Company,
28th Floor,                                   successor trustee     Inc. (investment banking firm)
Boston, MA 02108                              is elected or
                                              earlier retirement
                                              or removal.

Stephen K. West (75)          Trustee         Trustee since 1995.   Senior Counsel, Sullivan &           Director, The Swiss
125 Broad Street,                             Serves until a        Cromwell (law firm)                  Helvetia Fund, Inc.
New York, NY 10004                            successor trustee                                          (closed-end investment
                                              is elected or                                              company) and AMVESCAP PLC
                                              earlier retirement                                         (investment managers)
                                              or removal.

John Winthrop (67)            Trustee         Trustee since         President, John Winthrop & Co.,      None
One North Adgers Wharf,                       September, 2000.      Inc. (private investment firm)
Charleston, SC 29401                          Serves until a
                                              successor trustee
                                              is elected or
                                              earlier retirement
                                              or removal.

FUND OFFICERS

                              POSITION HELD   TERM OF OFFICE AND    PRINCIPAL OCCUPATION DURING          OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE FUND   LENGTH OF SERVICE     PAST FIVE YEARS                      HELD BY THIS OFFICER
Dorothy E. Bourassa (56)      Secretary       Serves at the         Secretary of PIM-USA; Senior Vice    None
                                              discretion of board   President-Legal of Pioneer; and
                                                                    Secretary/Clerk of most of
                                                                    PIM-USA's subsidiaries since
                                                                    October 2000; Secretary of all of
                                                                    the Pioneer Funds since September
                                                                    2003 (Assistant Secretary from
                                                                    November 2000 to September 2003);
                                                                    and Senior Counsel, Assistant Vice
                                                                    President and Director of
                                                                    Compliance of PIM-USA from April
                                                                    1998 through October 2000

Christopher J. Kelley (39)    Assistant       Serves at the         Assistant Vice President and         None
                              Secretary       discretion of board   Senior Counsel of Pioneer since
                                                                    July 2002; Vice President and
                                                                    Senior Counsel of BISYS Fund
                                                                    Services, Inc. (April 2001 to June
                                                                    2002); Senior Vice President and
                                                                    Deputy General Counsel of Funds
                                                                    Distributor, Inc. (July 2000 to
                                                                    April 2001; Vice President and
                                                                    Associate General Counsel from
                                                                    July 1996 to July 2000); Assistant
                                                                    Secretary of all of the Pioneer
                                                                    Funds since September 2003

David C. Phelan (46)          Assistant       Serves at the         Partner, Hale and Dorr LLP;          None
                              Secretary       discretion of board   Assistant Secretary of all of the
                                                                    Pioneer Funds since September 2003

Vincent Nave (58)             Treasurer       Serves at the         Vice President-Fund Accounting,      None
                                              discretion of board   Administration and Custody
                                                                    Services of Pioneer (Manager from
                                                                    September 1996 to February 1999);
                                                                    and Treasurer of all of the
                                                                    Pioneer Funds (Assistant Treasurer
                                                                    from June 1999 to November 2000)

Luis I. Presutti (38)         Assistant       Serves at the         Assistant Vice President-Fund        None
                              Treasurer       discretion of board   Accounting, Administration and
                                                                    Custody Services of Pioneer (Fund
                                                                    Accounting Manager from 1994 to
                                                                    1999); and Assistant Treasurer of
                                                                    all of the Pioneer Funds since
                                                                    November 2000

                              POSITION HELD   TERM OF OFFICE AND    PRINCIPAL OCCUPATION DURING          OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE FUND   LENGTH OF SERVICE     PAST FIVE YEARS                      HELD BY THIS OFFICER
Gary Sullivan (45)            Assistant       Serves at the         Fund Accounting Manager-Fund         None
                              Treasurer       discretion of board   Accounting, Administration and
                                                                    Custody Services of Pioneer; and
                                                                    Assistant Treasurer of all of the
                                                                    Pioneer Funds since May 2002

Katharine Kim Sullivan (30)   Assistant       Serves at the         Fund Administration Manager-Fund     None
                              Treasurer       discretion of board.  Accounting, Administration and
                                                                    Custody Services since June 2003;
                                                                    Assistant Vice President-Mutual
                                                                    Fund Operations of State Street
                                                                    Corporation from June 2002 to June
                                                                    2003 (formerly Deutsche Bank Asset
                                                                    Management); Pioneer Fund
                                                                    Accounting, Administration and
                                                                    Custody Services (Fund Accounting
                                                                    Manager from August 1999 to May
                                                                    2002, Fund Accounting Services
                                                                    Supervisor from 1997 to July
                                                                    1999); Assistant Treasurer of all
                                                                    of the Pioneer Funds since
                                                                    September 2003

[PIONEER INVESTMENTS(R) LOGO]

                                                                   14680-00-0204

[PIONEER INVESTMENTS(R) LOGO]


PIONEER VARIABLE CONTRACTS TRUST

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO--CLASS II SHARES


ANNUAL REPORT

DECEMBER 31, 2003

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer International Value VCT Portfolio

  Portfolio and Performance Update                               2

  Portfolio Management Discussion                                3

  Schedule of Investments                                        4

  Financial Statements                                           8

  Notes to Financial Statements                                 12

  Report of Independent Auditors                                16

  Trustees, Officers and Service Providers                      17

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO       PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/03

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Financials                                26.2%
Health Care                               11.5%
Consumer Discretionary                    11.5%
Industrials                                9.5%
Telecommunication Services                 9.3%
Energy                                     8.7%
Consumer Staples                           7.5%
Information Technology                     7.3%
Materials                                  6.0%
Utilities                                  2.5%

[CHART]

GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)

United Kingdom                            27.7%
Japan                                     17.0%
France                                    12.6%
Switzerland                                9.9%
Germany                                    8.7%
Netherlands                                4.8%
Italy                                      2.9%
Spain                                      2.9%
Australia                                  2.4%
South Korea                                2.2%
Finland                                    1.5%
Sweden                                     1.3%
Ireland                                    1.2%
Hong Kong                                  1.1%
Other (individually less than 1%)          3.8%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

  1. Vodafone Group Plc                                          3.70%
  2. HSBC Holding Plc                                            3.18
  3. Total SA                                                    2.67
  4. BNP Paribas SA                                              2.33
  5. AstraZeneca Plc                                             2.20

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

PRICES AND DISTRIBUTIONS

                                           12/31/03        5/1/03
Net Asset Value per Share                  $  10.04        $ 7.76

DISTRIBUTIONS PER SHARE                              SHORT-TERM        LONG-TERM
(5/1/03 - 12/31/03)                   DIVIDENDS      CAPITAL GAINS     CAPITAL GAINS
                                     $   0.0602      $           -     $           -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER INTERNATIONAL VALUE VCT PORTFOLIO at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) All Country World Free (ACWF) ex. U.S. Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                     PIONEER INTERNATIONAL VALUE VCT PORTFOLIO*     MSCI EAFE INDEX+    MSCI AC WLD FR USA+
3/31/1995                          $   10,000                          $   10,000           $   10,000
                                   $   10,945                          $   10,918           $   10,960
                                   $   11,819                          $   11,579           $   11,691
12/31/1997                         $   12,227                          $   11,784           $   11,929
                                   $   11,012                          $   14,137           $   13,655
12/31/1999                         $   15,859                          $   17,950           $   17,877
                                   $   12,260                          $   15,408           $   15,177
12/31/2001                         $    9,325                          $   12,104           $   12,218
                                   $    8,064                          $   10,174           $   10,425
12/31/2003                         $   10,675                          $   14,102           $   14,745

+ Index comparison begins on 2/28/95. The MSCI ACWF ex. U.S. Index is composed of 46 markets - 21 developed countries and 25 emerging countries. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

AVERAGE ANNUAL TOTAL RETURNS+
(As of December 31, 2003)

NET ASSET VALUE*

Life-of-Class
(3/1/95)                         0.73%
5 Years                         -0.62%
1 Year                          32.38%

All total returns shown assume reinvestment of distributions at net asset value.

+ The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fees of Class II shares.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO       PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/03

The awakenings of a global recovery and improving investor sentiment sent international markets sharply higher during the Portfolio's fiscal year ended December 31, 2003. Stocks of companies that languished during 2002, and the first half of 2003, saw the greatest gain during the 12 months. In this report, Stefano Pregnolato, a member of the Portfolio's management team, reviews the recovery in international markets and his outlook for 2004.

Q: DID INTERNATIONAL INVESTING PROVE TO BE A SUCCESSFUL STRATEGY DURING THE YEAR
   ENDED DECEMBER 31, 2003?

A: Very much so, particularly in the second half of the year when improving corporate earnings and economic growth overcame investors' earlier misgivings about the Middle East. The Portfolio achieved strong double-digit performance for its fiscal year. However, given its focus on high-quality companies, it did underperform in a rally that prized the downtrodden or lower-quality stocks that investors perceived as being relatively undervalued. For the period December 31, 2003, Class II shares rose 32.38% at net asset value. In comparison, the Morgan Stanley Capital International (MSCI) All Country World Free Index excluding the United States posted a return of 41.41% for the same period.

Q: COULD YOU EXPAND ON SOME OF THESE DIFFERENCES?

A: We attribute the Portfolio's underperformance relative to its benchmark to three main factors. First, we limited the Portfolio's exposure to the highly cyclical materials sector by choosing not to invest in the chemical industry. Unfortunately, chemical stocks turned out to be one of the best performing sectors for the 12 months ended December 31, 2003. Instead, the Portfolio's cyclical exposure remained composed of industrial stocks, which we'd overweighted relative to the benchmark. That proved to be a good decision, but not sufficient to overcome the dampening effect that the absence of chemical stocks had on the Portfolio.

   Secondly, the Portfolio had a greater-than-benchmark exposure to the health care sector, through the pharmaceutical and biotechnology industries, which despite turning in positive double-digit performance during the second half of the fiscal year represented one of the poorer performing sectors for the entire year. We believe discussions about drug pricing and the uncertainty about the future pipeline of blockbuster drugs contributed to the underperformance of the sector in general.

   Finally, the Portfolio's exposure to the technology sector lagged the general market, because of the underperformance of its largest holding, Nokia (Finland). The company fell behind many of its peers in the technology sector, because it had appreciated considerably in preceding months and did not experience the same degree of price appreciation as other technology stocks that investors perceived as being undervalued.

Q: DID THE EURO REMAIN STRONG THROUGHOUT THE FISCAL YEAR?

A: Yes. The euro appreciated considerably in value against the dollar for the year ended December 31. Interest rates in the United States are lower than rates in Europe and other key trading partners. That imbalance increases demand for foreign currencies relative to the U.S. dollar. We believe it's unlikely the euro-dollar interest-rate differential will disappear in the near term, because of the Federal Reserve Board's pro-growth sentiment. While the situation is problematic for European exporters, since their products become more expensive for U.S. consumers, the dollar-based returns become more attractive for our shareholders when the Portfolio's returns are converted back into the weaker U.S. dollar.

Q: DID FINANCIAL AND INSURANCE STOCKS CONTRIBUTE TO PERFORMANCE?

A: Both of those industries contributed positively. The upswing in stock markets has been favorable for diversified banks and financial services companies. After turning in disappointing performance during the first half of the reporting period, insurance stocks did recover during the rally. The Portfolio's exposure to this sector remains below that of the benchmark's weighting. That positioning proved to be a good thing, since the sector turned in poor performance in earlier periods. In addition, successful stock picking helped the Portfolio to sidestep some of the poorer performing companies in the sector.

Q: HAVE YOU POSITIONED THE PORTFOLIO FOR A POTENTIAL RECOVERY IN 2004?

A: While the Portfolio is not as defensively positioned as it was six or 12 months ago, we still remain cautious in our outlook. We believe Europe and the Far East (excluding Japan) offer the best opportunity at this time and have positioned assets accordingly. Our outlook for Japan is improving, but we are still limiting investment there until more substantial reforms take place. The weak dollar remains a big concern for Europe's recovery in particular, especially since domestic demand is still sluggish.

   Given the market's recent rally, many stock prices have moved ahead of the underlying companies' next cycle of earnings announcements. With such inflated valuations, we expect to be patient, waiting for price corrections to add strategically to the Portfolio's holdings.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

[SIDE NOTE]

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO       PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/03

      SHARES                                                                           VALUE
               PREFERRED STOCKS - 0.8%
               MEDIA - 0.5%
               PUBLISHING - 0.5%
      14,926   News Corp., Ltd.                                               $      112,370
                                                                              --------------
               TOTAL MEDIA                                                    $      112,370
                                                                              --------------
               AUTOMOBILES & COMPONENTS - 0.3%
               AUTOMOBILE MANUFACTURERS - 0.3%
       3,960   Hyundai Motor Co., Ltd.
               (Preferred Shares)*                                            $       76,109
                                                                              --------------
               TOTAL AUTOMOBILES & COMPONENTS                                 $       76,109
                                                                              --------------
               TOTAL PREFERRED STOCKS
               (Cost $140,308)                                                $      188,479
                                                                              --------------
               COMMON STOCKS - 96.6%
               ENERGY - 8.4%
               INTEGRATED OIL & GAS - 4.9%
      52,310   BP Amoco Plc                                                   $      426,986
      13,100   Eni S.p.A.                                                            246,656
      65,530   Shell Transport & Trading Co.                                         485,525
                                                                              --------------
                                                                              $    1,159,167
                                                                              --------------
               OIL & GAS EXPLORATION & PRODUCTION - 0.9%
     162,000   China Petroleum & Chemical                                     $       72,510
      27,000   Tokyo Gas Co., Ltd.                                                    96,249
       4,600   Woodside Petroleum, Ltd.*                                              51,254
                                                                              --------------
                                                                              $      220,013
                                                                              --------------
               OIL & GAS REFINING, MARKETING &
               TRANSPORTATION - 2.6%
       3,300   Total SA                                                       $      612,209
                                                                              --------------
               TOTAL ENERGY                                                   $    1,991,389
                                                                              --------------
               MATERIALS - 5.9%
               COMMODITY CHEMICALS - 1.5%
       4,400   BASF India, Ltd.                                               $      246,877
       3,600   Reliance Industries, Ltd. (144A)*                                     112,849
                                                                              --------------
                                                                              $      359,726
                                                                              --------------
               CONSTRUCTION MATERIALS - 1.3%
       8,200   CRH Plc                                                        $      167,709
       1,600   Lafarge BR                                                            142,172
                                                                              --------------
                                                                              $      309,881
                                                                              --------------
               DIVERSIFIED CHEMICALS - 0.3%
       7,000   The Daimaru                                                    $       38,867
         800   Murata Manufacturing                                                   43,225
                                                                              --------------
                                                                              $       82,092
                                                                              --------------
               DIVERSIFIED METALS & MINING - 1.2%
       4,090   Rio Tinto Plc                                                  $      112,350
       4,700   Sandvik AB                                                            161,826
                                                                              --------------
                                                                              $      274,176
                                                                              --------------
               PAPER PACKAGING - 0.2%
       6,300   Amcor, Ltd.                                                    $       39,177
                                                                              --------------
               SPECIALTY CHEMICALS - 0.5%
       2,830   Shin-Etsu Chemical Co., Ltd.*                                  $      115,672
                                                                              --------------
               STEEL - 0.9%
         500   Pohang Iron & Steel Co.*                                       $       68,401
      14,602   Broken Hill Proprietary Co., Ltd.                                     134,006
                                                                              --------------
                                                                              $      202,407
                                                                              --------------
               TOTAL MATERIALS                                                $    1,383,131
                                                                              --------------
               CAPITAL GOODS - 5.8%
               AEROSPACE & DEFENSE - 0.8%
       7,600   European Aeronautic Defence                                    $      180,307
                                                                              --------------
               BUILDING PRODUCTS - 0.2%
       4,500   Daewoo Heavy Industries &
               Machinery Ltd.*                                                $       57,784
                                                                              --------------
               CONSTUCTION & ENGINEERING - 1.7%
       2,883   Actividades de Construccion y
               Servicios SA*                                                  $      140,425
       4,700   Compagnie de Saint Gobain                                             229,578
      29,000   Singapore Technologies Engineering*                                    34,835
                                                                              --------------
                                                                              $      404,838
                                                                              --------------
               ELECTRICAL COMPONENTS & EQUIPMENT - 2.2%
       1,900   Fanuc, Ltd.                                                    $      113,830
       7,000   Matsushita Electric Industrial Co., Ltd.                               96,809
       2,500   Pioneer Corp.                                                          69,056
       2,600   Schneider Electric SA                                                 169,836
         500   SMC Corp.                                                              62,243
                                                                              --------------
                                                                              $      511,774
                                                                              --------------
               INDUSTRIAL MACHINERY - 0.9%
       3,400   AB SKF                                                         $      131,227
      13,000   Mitsubishi Heavy Industries, Ltd.                                      36,152
      41,000   Singapore Telecommunications, Ltd.                                     47,318
                                                                              --------------
                                                                              $      214,697
                                                                              --------------
               TOTAL CAPITAL GOODS                                            $    1,369,400
                                                                              --------------
               COMMERCIAL SERVICES & SUPPLIES - 2.7%
               COMMERCIAL PRINTING - 0.4%
       6,900   Dai Nippon Printing Co., Ltd.                                  $       96,906
                                                                              --------------
               DIVERSIFIED COMMERCIAL SERVICES - 1.2%
      62,270   Hays Plc                                                       $      133,303
       6,300   TNT Post Group NV                                                     147,245
                                                                              --------------
                                                                              $      280,548
                                                                              --------------
               OFFICE SERVICES & SUPPLIES - 1.1%
       3,000   Canon, Inc.                                                    $      139,698
       6,000   Ricoh Co.                                                             118,421
                                                                              --------------
                                                                              $      258,119
                                                                              --------------
               TOTAL COMMERCIAL SERVICES &
               SUPPLIES                                                       $      635,573
                                                                              --------------

   The accompanying notes are an integral part of these financial statements.

      SHARES                                                                           VALUE
               TRANSPORTATION - 0.7%
               RAILROADS - 0.5%
          24   East Japan Railway Co.                                         $      113,102
                                                                              --------------
               TRUCKING - 0.2%
       5,000   Yamato Transport Co., Ltd.                                     $       58,884
                                                                              --------------
               TOTAL TRANSPORTATION                                           $      171,986
                                                                              --------------
               AUTOMOBILES & COMPONENTS - 3.3%
               AUTOMOBILE MANUFACTURERS - 2.9%
       4,000   Bayerische Motoren Werke AG                                    $      185,014
       3,400   Honda Motor Co., Ltd.                                                 151,027
       5,900   Nissan Motor Co., Ltd.                                                 67,391
       7,800   Toyota Motor Co.                                                      263,494
                                                                              --------------
                                                                              $      666,926
                                                                              --------------
               AUTOMOTIVE PARTS & EQUIPMENT - 0.4%
       7,000   Bridgestone Corp.                                              $       94,130
                                                                              --------------
               TOTAL AUTOMOBILES & COMPONENTS                                 $      761,056
                                                                              --------------
               CONSUMER DURABLES & APPAREL - 1.6%
               APPAREL, ACCESSORIES & LUXURY GOODS - 0.6%
       2,100   Fast Retailing Co., Ltd.*                                      $      127,576
                                                                              --------------
               HOUSEWARES & SPECIALTIES - 0.3%
       2,200   Sony Corp.*                                                    $       76,166
                                                                              --------------
               LEISURE PRODUCTS - 0.1%
         300   Nintendo Corp., Ltd.                                           $       27,996
                                                                              --------------
               PHOTOGRAPHIC PRODUCTS - 0.6%
       3,000   Fuji Photo Film Co., Ltd.                                      $       96,865
      10,000   Sanyo Electric Co., Ltd.                                               52,258
                                                                              --------------
                                                                              $      149,123
                                                                              --------------
               TOTAL CONSUMER DURABLES & APPAREL                              $      380,861
                                                                              --------------
               HOTELS, RESTAURANTS & LEISURE - 1.7%
               RESTAURANTS - 1.7%
      30,740   Compass Group Plc                                              $      208,025
      14,500   Gus Plc                                                               199,999
                                                                              --------------
               TOTAL HOTELS, RESTAURANTS & LEISURE                            $      408,024
                                                                              --------------
               MEDIA - 2.5%
               ADVERTISING - 0.5%
       4,000   Publicis SA                                                    $      129,384
                                                                              --------------
               PUBLISHING - 2.0%
      31,100   Reed Elsevier Plc                                              $      258,571
       4,200   Vivendi Universal*                                                    101,864
       6,900   Wolters Kluwer NV                                                     107,686
                                                                              --------------
                                                                              $      468,121
                                                                              --------------
               TOTAL MEDIA                                                    $      597,505
                                                                              --------------
               RETAILING - 1.3%
               DEPARTMENT STORES - 0.5%
       2,800   Metro AG                                                       $      123,167
                                                                              --------------
               HOME IMPROVEMENT RETAIL - 0.8%
      12,200   Wolseley                                                       $      171,865
                                                                              --------------
               TOTAL RETAILING                                                $      295,032
                                                                              --------------
               FOOD & DRUG RETAILING - 5.3%
               FOOD DISTRIBUTORS - 0.4%
       9,000   Ajinomoto Co., Inc.                                            $      103,555
                                                                              --------------
               FOOD RETAIL - 4.9%
      18,166   Koninklijke Ahold NV*                                          $      138,097
       1,800   Nestle SA (Registered Shares)                                         449,019
      82,900   Tesco Plc                                                             380,656
       2,722   Unilever NV                                                           177,634
                                                                              --------------
                                                                              $    1,145,406
                                                                              --------------
               TOTAL FOOD & DRUG RETAILING                                    $    1,248,961
                                                                              --------------
               FOOD, BEVERAGE & TOBACCO - 1.9%
               DISTILLERS & VINTNERS - 1.3%
      13,800   Diageo Plc                                                     $      181,239
      10,000   Foster's Group, Ltd.                                                   33,878
      10,000   Kirin Brewery Co., Ltd.                                                85,293
                                                                              --------------
                                                                              $      300,410
                                                                              --------------
               TOBACCO - 0.6%
      10,520   British American Tobacco Plc                                   $      144,446
                                                                              --------------
               TOTAL FOOD, BEVERAGE & TOBACCO                                 $      444,856
                                                                              --------------
               HOUSEHOLD & PERSONAL PRODUCTS - 0.1%
               PERSONAL PRODUCTS - 0.1%
       4,000   Lion Corp.*                                                    $       21,351
                                                                              --------------
               TOTAL HOUSEHOLD & PERSONAL
               PRODUCTS                                                       $       21,351
                                                                              --------------
               HEALTH CARE EQUIPMENT & SERVICES - 0.4%
               HEALTH CARE EQUIPMENT - 0.4%
       1,500   Celesio AG*                                                    $       72,590
       1,600   Cochlear Ltd.                                                          25,850
                                                                              --------------
               TOTAL HEALTH CARE EQUIPMENT &
               SERVICES                                                       $       98,440
                                                                              --------------
               PHARMACEUTICALS & BIOTECHNOLOGY - 10.8%
               PHARMACEUTICALS - 10.8%
      10,582   Astrazeneca Plc                                                $      505,712
       1,000   Eisai Co., Ltd.*                                                       26,969
       1,000   Fujisawa Pharmaceuticals                                               21,323
      16,690   GlaxoSmithKline Plc                                                   381,842
      10,600   Novartis                                                              480,496
       4,728   Roche Holdings AG                                                     476,159
       2,500   Sanofi-Synthelabo SA                                                  187,846
       4,570   Schering AG                                                           230,935
       4,000   Takeda Chemical Industries                                            158,641
       2,300   Yamanouchi Pharmaceutical Co., Ltd.                                    71,473
                                                                              --------------
               TOTAL PHARMACEUTICALS &
               BIOTECHNOLOGY                                                  $    2,541,396
                                                                              --------------

   The accompanying notes are an integral part of these financial statements.

      SHARES                                                                           VALUE
               BANKS - 13.5%
               DIVERSIFIED BANKS - 13.5%
       7,400   Allied Irish Bank Plc                                          $      118,563
       4,600   Australia & New Zealand Banking Group, Ltd.                            61,228
      20,100   Banco Bilbao Vizcaya Argentaria, SA                                   277,012
      26,125   Barclays Plc                                                          232,115
       8,500   BNP Paribas SA                                                        534,050
       4,145   Credit Agricole SA*                                                    98,756
       5,230   CS Group                                                              191,053
       3,000   Hana Bank*                                                             55,392
       3,500   Hang Seng Bank                                                         45,983
      46,700   HSBC Holding Plc                                                      731,159
          18   Mitsubishi Tokyo Financial Group, Inc.                                140,426
      16,220   Royal Bank of Scotland Group Plc                                      476,518
       2,200   State Bank of India (G.D.R.)                                           73,425
       6,500   United Overseas Bank                                                   50,521
       6,900   Westpac Banking Corp.                                                  83,063
                                                                              --------------
               TOTAL BANKS                                                    $    3,169,264
                                                                              --------------
               DIVERSIFIED FINANCIALS - 7.3%
               DIVERSIFIED FINANCIALS - 0.5%
          24   Sumitomo Mitsui Financial Group, Inc.                          $      127,884
                                                                              --------------
               DIVERSIFIED FINANCIAL SERVICES - 6.8%
       7,596   Collins Stewart Tullett Plc                                    $       60,276
       3,180   Deutsche Bank AG                                                      262,954
       4,000   Deutsche Boerse AG                                                    218,241
       9,500   ING Groep NV                                                          221,080
       8,000   Nomura Securites Co., Ltd.*                                           136,245
       2,919   Societe Generale                                                      257,170
       6,400   UBS AG                                                                437,620
                                                                              --------------
                                                                              $    1,593,586
                                                                              --------------
               TOTAL DIVERSIFIED FINANCIALS                                   $    1,721,470
                                                                              --------------
               INSURANCE - 4.3%
               LIFE & HEALTH INSURANCE - 1.3%
       8,000   Assicurazioni Generali                                         $      211,445
       2,800   China Life Insurance Co. (A.D.R.)*                                     92,316
                                                                              --------------
                                                                              $      303,761
                                                                              --------------
               MULTI-LINE INSURANCE - 2.3%
      15,000   AXA                                                            $      320,377
       1,600   Zurich Financial Services*                                            229,918
                                                                              --------------
                                                                              $      550,295
                                                                              --------------
               PROPERTY & CASUALTY INSURANCE - 0.7%
          13   Millea Holdings, Inc.*                                         $      169,839
                                                                              --------------
               TOTAL INSURANCE                                                $    1,023,895
                                                                              --------------
               REAL ESTATE - 0.5%
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.5%
       4,000   Mitsui Fudosan Co.                                             $       36,133
       9,000   Sun Hungkai Property                                                   74,481
                                                                              --------------
               TOTAL REAL ESTATE                                              $      110,614
                                                                              --------------
               SOFTWARE & SERVICES - 0.5%
               HOME ENTERTAINMENT SOFTWARE - 0.1%
       1,000   Konami Corp.                                                   $       29,115
                                                                              --------------
               SOFTWARE & SERVICES - 0.4%
       6,500   T-Online International AG*                                     $       83,854
                                                                              --------------
               TOTAL SOFTWARE & SERVICES                                      $      112,969
                                                                              --------------
               TECHNOLOGY HARDWARE & EQUIPMENT - 5.4%
               SEMICONDUCTORS - 0.9%
      10,800   Hon Hai Precision Industry                                     $       42,468
       4,400   Philips Electronics NV                                                128,201
      28,121   Taiwan Semiconductor
               Manufacturing Co.*                                                     52,597
                                                                              --------------
                                                                              $      223,266
                                                                              --------------
               COMMUNICATIONS EQUIPMENT - 1.5%
      20,231   Nokia Oyj                                                      $      347,821
                                                                              --------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.7%
      13,510   Electrocomponents Plc                                          $       78,279
       1,300   Hoya Corp.                                                            119,373
       1,000   Kyocera Corp.                                                          66,629
       1,100   LG Electronics, Inc.*                                                  54,100
       3,590   Siemens                                                               286,917
       9,000   Toshiba Corp.                                                          34,099
                                                                              --------------
                                                                              $      639,397
                                                                              --------------
               TECHNOLOGY HARDWARE & EQUIPMENT - 0.3%
         300   Keyence Corp.*                                                 $       63,242
                                                                              --------------
               TOTAL TECHNOLOGY HARDWARE &
               EQUIPMENT                                                      $    1,273,726
                                                                              --------------
               SEMICONDUCTORS - 1.2%
               SEMICONDUCTOR EQUIPMENT - 0.1%
         300   Tokyo Electron, Ltd.                                           $       22,788
                                                                              --------------
               SEMICONDUCTORS - 1.1%
         600   Rohm Co., Ltd.                                                 $       70,325
         250   Samsung Electronics                                                    94,629
      12,600   Siliconware Precision
               Industries Co. (A.D.R.)*                                               64,890
       8,500   United Microelectronic (A.D.R.)*                                       42,075
                                                                              --------------
                                                                              $      271,919
                                                                              --------------
               TOTAL SEMICONDUCTORS                                           $      294,707
                                                                              --------------
               TELECOMMUNICATION SERVICES - 9.0%
               ALTERNATE CARRIERS - 0.4%
       3,500   France Telecom                                                 $       99,820
                                                                              --------------
               INTEGRATED TELECOMMUNICATION SERVICES - 4.5%
      14,900   British Sky Broadcasting Plc*                                  $      187,582
       2,400   KT Corp.                                                               45,768
          29   Nippon Telegraph & Telephone Corp.                                    139,912
      18,850   Porugal Telecom SGPS, SA                                              189,323
      77,500   PT Telekomunikasi Indonesia                                            62,110
      21,740   Telecom Italia Mobile S.p.A.                                          118,094
      28,486   Telecom Italia S.p.A.*                                                 84,253
      16,230   Telefonica SA                                                  $      237,771
                                                                              --------------
                                                                              $    1,064,813
                                                                              --------------

   The accompanying notes are an integral part of these financial statements.

      SHARES                                                                           VALUE
               WIRELESS TELECOMMUNICATION SERVICES - 4.1%
       9,700   Hutchinson Whampoa, Ltd.                                       $       71,528
       2,600   SK Telecom Co., Ltd.                                                   48,490
     343,911   Vodafone Group Plc                                                    849,369
                                                                              --------------
                                                                              $      969,387
                                                                              --------------
               TOTAL TELECOMMUNICATION SERVICES                               $    2,134,020
                                                                              --------------
               UTILITIES - 2.5%
               ELECTRIC UTILITIES - 2.5%
       4,400   Chubu Electric Power Co., Inc.                                 $       91,769
      12,500   CLP Holdings, Ltd.                                                     59,572
       4,433   E.On AG                                                               288,676
      20,100   National Grid Transco Plc                                             144,269
                                                                              --------------
               TOTAL UTILITIES                                                $      584,286
                                                                              --------------
               TOTAL COMMON STOCKS
               (Cost $17,992,729)                                             $   22,773,912
                                                                              --------------
               TEMPORARY CASH INVESTMENT - 2.1%
               SECURITY LENDING COLLATERAL - 2.1%
     499,940   Securities Lending
               Investment Fund, 1.02%                                         $      499,940
                                                                              --------------
               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $499,940)                                                $      499,940
                                                                              --------------
               TOTAL INVESTMENT IN
               SECURITIES - 99.5%
               (Cost $18,632,977)(a)                                          $   23,462,331
                                                                              --------------
               OTHER ASSETS
               AND LIABILITIES - 0.5%                                         $      125,179
                                                                              --------------
               TOTAL NET ASSETS - 100.0%                                      $   23,587,510
                                                                              ==============

(G.D.R) Global Depositary Receipt
(A.D.R) American Depositary Receipt
*       Non-Income producing security
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2003, the value of these securities amounted to $112,849 or 0.5% of net assets.
(a) Distributions of investments by country of issue, as percentage of total equity holdings, (excluding temporary cash investments) is as follows:

        United Kingdom                           27.7%
        Japan                                    17.0
        France                                   12.6
        Switzerland                               9.9
        Germany                                   8.7
        Netherlands                               4.8
        Italy                                     2.9
        Spain                                     2.9
        Australia                                 2.4
        South Korea                               2.2
        Finland                                   1.5
        Sweden                                    1.3
        Ireland                                   1.2
        Hong Kong                                 1.1
        Other (individually less than 1%)         3.8
                                                ------
                                                100.0%
                                                ======

   The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO       PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS 12/31/03

                                                                     5/1/03
                                                                       TO
CLASS II (a)                                                        12/31/03
Net asset value, beginning of period                                $   7.76
                                                                    --------
Increase (decrease) from investment operations:
   Net investment income                                            $   0.05
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                                 2.29
                                                                    --------
    Net increase (decrease) from investment operations              $   2.34
Distributions to shareholders:
    Net investment income                                              (0.06)
                                                                    --------
Net increase (decrease) in net asset value                          $   2.28
                                                                    --------
Net asset value, end of period                                      $  10.04
                                                                    --------
Total return*                                                          30.31%**
Ratio of net expenses to average net assets+                            2.02%**
Ratio of net investment income to average net assets+                  (0.81)%**
Portfolio turnover rate                                                   99%
Net assets, end of period (in thousands)                            $  1,081
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                         2.02%**
   Net investment income (loss)                                        (0.81)%**

(a) Class 2 shares were first publicly offered on May 1, 2003.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO       PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF ASSETS AND LIABILITIES 12/31/03

                                                                                                 PIONEER
                                                                                              INTERNATIONAL
                                                                                                  VALUE
                                                                                              VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (including securities loaned of $459,269)
   (Cost $18,632,977)                                                                         $  23,462,331
  Cash                                                                                              542,653
  Cash held as collateral for furtures contracts                                                          -
  Futures collateral                                                                                      -
  Foreign currencies, at value (Cost $75,164)                                                        80,951
  Receivables -
   Investment securities sold                                                                             -
   Fund shares sold                                                                                     591
   Variation margin                                                                                       -
   Dividends, interest and foreign taxes withheld                                                    48,158
   Forward foreign currency settlement contracts, net                                                     -
   Forward foreign currency portfolio hedge contracts, open - net                                         -
   Due from Pioneer Investment Management, Inc.                                                           -
  Other                                                                                               2,196
                                                                                              -------------
      Total assets                                                                            $  24,136,880
                                                                                              -------------
LIABILITIES:
  Payables -
   Investment securities purchased                                                            $           -
   Fund shares repurchased                                                                               13
   Dividends                                                                                              -
   Upon return of securities loaned                                                                 499,940
   Variation Margin                                                                                       -
   Forward foreign currency settlement contracts, net                                                     -
   Forward foreign currency portfolio hedge contracts, net                                                -
  Reserve for repatriation taxes                                                                          -
  Due to bank                                                                                             -
  Due to affiliates                                                                                  24,941
  Accrued expenses                                                                                   24,476
  Other                                                                                                   -
                                                                                              -------------
      Total liabilities                                                                       $     549,370
                                                                                              -------------
NET ASSETS:
  Paid-in capital                                                                             $  35,607,192
  Accumulated net investment income (loss)                                                          122,367
  Accumulated undistributed net realized gain (loss)                                            (16,981,590)
  Net unrealized gain (loss) on:
   Investments                                                                                    4,829,354
   Futures contracts                                                                                      -
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                                                10,187
                                                                                              -------------
      Total net assets                                                                        $  23,587,510
                                                                                              -------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
   Net assets                                                                                 $  22,506,447
  Shares outstanding                                                                              2,236,790
                                                                                              =============
   Net asset value per share                                                                  $       10.06
  CLASS II:
  (Unlimited number of shares authorized)
   Net assets                                                                                 $   1,081,063
  Shares outstanding                                                                                107,631
                                                                                              =============
   Net asset value per share                                                                  $       10.04

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

                                                                                                 PIONEER
                                                                                              INTERNATIONAL
                                                                                                  VALUE
                                                                                              VCT PORTFOLIO

                                                                                                  YEAR
                                                                                                  ENDED
                                                                                                 12/31/03
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $68,665)                                        $     471,417
  Interest                                                                                            4,598
  Income on securities loaned, net                                                                    6,553
  Other                                                                                                   -
                                                                                              -------------
      Total investment income                                                                 $     482,568
                                                                                              -------------
EXPENSES:
  Management fees                                                                             $     204,417
  Transfer agent fees                                                                                 1,428
  Distribution fees (Class II)                                                                          450
  Administrative fees                                                                                37,500
  Custodian fees                                                                                     56,397
  Professional fees                                                                                  27,594
  Printing                                                                                           10,069
  Fees and expenses of nonaffiliated trustees                                                           318
  Miscellaneous                                                                                       7,771
                                                                                              -------------
     Total expenses                                                                           $     345,944
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                                              -
                                                                                              -------------
     Net expenses                                                                             $     345,944
                                                                                              -------------
        Net investment income (loss)                                                          $     136,624
                                                                                              -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                                                $    (844,135)
   Futures contracts                                                                                      -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                              (13,656)
                                                                                              -------------
                                                                                              $    (857,791)
                                                                                              -------------
  Change in net unrealized gain or (loss) from:
   Investments                                                                                $   6,234,718
   Futures contracts                                                                                      -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                                1,770
                                                                                              -------------
                                                                                              $   6,236,488
                                                                                              -------------
  Net gain (loss) on investments, futures contracts
   and foreign currency transactions                                                          $   5,378,697
                                                                                              =============
  Net increase (decrease) in net assets resulting
   from operations                                                                            $   5,515,321
                                                                                              =============

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            PIONEER
                                                                         INTERNATIONAL
                                                                             VALUE
                                                                         VCT PORTFOLIO

                                                                     YEAR               YEAR
                                                                    ENDED              ENDED
                                                                   12/31/03           12/31/02
FROM OPERATIONS:
Net investment income (loss)                                   $       136,624    $       169,644
Net realized gain (loss) on investments                               (857,791)        (6,311,159)
Change in net unrealized gain or loss on
   investments, futures contracts and
   foreign currency transactions                                     6,236,488          2,383,686
                                                               ---------------    ---------------
     Net increase (decrease) in net assets
       resulting from operations                               $     5,515,321    $    (3,757,829)
                                                               ---------------    ---------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                     $      (146,246)   $       (43,705)
   Class II                                                                 (4)                 -
Net realized gain
   Class I                                                                   -                  -
   Class II                                                                  -                  -
Tax return of capital
   Class I                                                                   -                  -
   Class II                                                                  -                  -
                                                               ---------------    ---------------
     Total distributions to shareowners                        $      (146,250)   $       (43,705)
                                                               ---------------    ---------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                               $     2,253,340    $     6,017,712
Reinvestment of distributions                                          146,246             43,705
Cost of shares repurchased                                          (5,452,468)       (13,071,764)
                                                               ---------------    ---------------
   Net increase (decrease) in net assets
     resulting from fund share transactions                    $    (3,052,882)   $    (7,010,347)
                                                               ---------------    ---------------
   Net increase (decrease) in net assets                       $    (2,316,189)   $   (10,811,881)
                                                               ---------------    ---------------

NET ASSETS:
Beginning of year                                                   21,271,321         32,083,202
                                                               ---------------    ---------------
End of year                                                    $    23,587,510    $    21,271,321
                                                               ===============    ===============
Accumulated undistributed/(distributions in
   excess of) net investment income (loss)                     $       122,367    $       145,649
                                                               ===============    ===============

   The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS 12/31/03

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer International Value Portfolio (the Portfolio) is a Portfolio of the Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of sixteen separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio) Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio) Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio)
      (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only)

The Portfolio commenced operations on May 1, 2003. Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The investment objective of International Value Portfolio is to seek long term capital growth.

Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes. Temporary cash investments are valued at amortized cost.

   International Value Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolios to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in certain foreign countries, such as India, and the Portfolio may be unable to sell portfolio securities until the registration process is completed.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. FOREIGN CURRENCY TRANSLATION

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. FORWARD FOREIGN CURRENCY CONTRACTS

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see note 8).

D. TAXES

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2003, the no such taxes were paid.

   In determining the daily net asset value, the Portfolio estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for taxes on capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. The estimated reserve taxes on for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of December 31, 2003, the Portfolio had no reserves related to taxes on capital gains and on the repatriation of foreign currencies.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2003, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the Portfolio and are designed to present the portfolios' capital accounts on a tax basis.

                                 ACCUMULATED      ACCUMULATED
                               NET INVESTMENT      REALIZED
PORTFOLIO                       INCOME/(LOSS)     GAIN/(LOSS)    PAID-IN CAPITAL
--------------------------------------------------------------------------------
International Value Portfolio   $    (13,656)     $    13,656       $    -

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003, International Value VCT Portfolio had a capital loss carryforward of $16,962,967, of which will the following amounts will expire between 2007 and 2011 if not utilized: $2,465,434 in 2007, $7,057,019 in 2009, $5,309,516 in 2010 and $2,130,998 in 2011.

   The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

                                              PIONEER           PIONEER
                                           INTERNATIONAL     INTERNATIONAL
                                               VALUE             VALUE
                                           VCT PORTFOLIO     VCT PORTFOLIO
                                                2003              2002
---------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                            $      146,250    $       43,705
Long-Term capital gain                                  -                 -
                                           --------------    --------------
                                           $      146,250    $       43,705
Return of Capital                                       -                 -
                                           --------------    --------------
  Total distributions                      $      146,250    $       43,705
                                           --------------    --------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed long-term gain/
  (Capital loss carryforward)              $      122,367
Capital loss carryforward                     (16,962,967)
Unrealized appreciation/(depreciation)          4,820,918
                                           --------------
  Total                                    $  (12,019,682)
                                           ==============

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

F. PORTFOLIO SHARES

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $246,661 in commissions on the sale of Trust shares for the year ended December 31, 2003. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day.

G. SECURITIES LENDING

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 1.00% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2003, $24,705 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $50 in transfer agent fees payable to PIMSS at December 31, 2003.

4. DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays

PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $186 payable to PFD at December 31, 2003.

5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2003, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                                               NET
                                                          GROSS             GROSS          APPRECIATION/
                                      TAX COST        APPRECIATION      DEPRECIATION      (DEPRECIATION)
--------------------------------------------------------------------------------------------------------
International Value Portfolio        $ 18,651,600      $ 4,970,566      $ (159,835)        $  4,810,731

6. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2003, were $19,691,368 and $23,621,883, respectively.

7. CAPITAL SHARES

At December 31, 2003, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                      '03 SHARES             '03 AMOUNT       '02 SHARES             '02 AMOUNT
---------------------------------------------------------------------------------------------------------------
INTERNATIONAL VALUE PORTFOLIO:
CLASS I:
Shares sold                              148,266           $  1,260,116          682,924          $   6,017,712
Reinvestment of distributions             17,452                146,246            4,961                 43,705
Shares repurchased                      (658,580)            (5,442,461)      (1,522,353)           (13,071,764)
                                     --------------------------------------------------------------------------
  Net increase (decrease)               (492,862)          $ (4,036,099)        (834,468)         $  (7,010,347)
                                     ==========================================================================
CLASS II:
Shares sold                              108,723           $    993,224                -          $           -
Reinvestment of distributions                  -                      -                -                      -
Shares repurchased                        (1,092)               (10,007)               -                      -
                                     --------------------------------------------------------------------------
  Net increase (decrease)                107,631           $    983,217                -          $           -
                                     ==========================================================================

8. FORWARD FOREIGN CURRENCY CONTRACTS

At December 31, 2003, certain Portfolio had entered into various contracts that obligate the Portfolio to deliver currencies at specified future dates. At the maturity of a contract, the Portfolio must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract. As of December 31, 2003, the Portfolio had no open portfolio or settlement hedges.

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND
THE CLASS II SHAREOWNERS OF PIONEER INTERNATIONAL VALUE VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer International Value VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Value VCT Portfolio of Pioneer Variable Contracts Trust at December 31, 2003, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                      /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

PIONEER VARIABLE CONTRACTS TRUST

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT AUDITORS
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS
The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Portfolio within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available online at pioneerfunds.com.

INTERESTED TRUSTEES

                              POSITION HELD   TERM OF OFFICE AND    PRINCIPAL OCCUPATION                 OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE FUND   LENGTH OF SERVICE     DURING PAST FIVE YEARS               HELD BY THIS TRUSTEE
John F. Cogan, Jr. (77)*      Chairman of     Trustee since 1994.   Deputy Chairman and a Director of    Director of Harbor Global
                              the Board,      Serves until a        Pioneer Global Asset Management      Company, Ltd.
                              Trustee and     successor trustee     S.p.A. ("PGAM"); Non-Executive
                              President       is elected or         Chairman and a Director of Pioneer
                                              earlier retirement    Investment Management USA
                                              or removal.           Inc. ("PIM-USA"); Chairman and a
                                                                    Director of Pioneer; Director of
                                                                    Pioneer Alternative Investment
                                                                    Management Limited (Dublin);
                                                                    President and a Director of
                                                                    Pioneer Alternative Investment
                                                                    Management (Bermuda) Limited and
                                                                    affiliated funds; President and
                                                                    Director of Pioneer Funds
                                                                    Distributor, Inc. ("PFD");
                                                                    President of all of the Pioneer
                                                                    Funds; and Of Counsel (since
                                                                    2000,partner prior to 2000),Hale
                                                                    and Dorr LLP (counsel to PIM-USA
                                                                    and the Pioneer Funds)

Osbert M. Hood (51)**         Trustee and     Trustee since June,   President and Chief Executive        None
                              Executive       2003.Serves until a   Officer, PIM-USA since May, 2003
                              Vice            successor trustee     (Director since January, 2001);
                              President       is elected or         President and Director of Pioneer
                                              earlier retirement    since May 2003; Chairman and
                                              or removal.           Director of Pioneer Investment
                                                                    Management Shareholder
                                                                    Services, Inc. ("PIMSS") since
                                                                    May 2003; Executive Vice President
                                                                    of all of the Pioneer Funds since
                                                                    June 2003; Executive Vice President
                                                                    and Chief Operating Officer of
                                                                    PIM-USA, November 2000-May 2003;
                                                                    Executive Vice President, Chief
                                                                    Financial Officer and Treasurer,
                                                                    John Hancock Advisers, L.L.C.,
                                                                    Boston, MA, November 1999-November
                                                                    2000; Senior Vice President and
                                                                    Chief Financial Officer, John
                                                                    Hancock Advisers, L.L.C., April
                                                                    1997-November 1999

INDEPENDENT TRUSTEES

                              POSITION HELD   TERM OF OFFICE AND    PRINCIPAL OCCUPATION                 OTHER DIRECTORSHIPS
NAME AGE AND ADDRESS          WITH THE FUND   LENGTH OF SERVICE     DURING PAST FIVE YEARS               HELD BY THIS TRUSTEE
Mary K. Bush (55)             Trustee         Trustee since         President, Bush International        Director of Brady
3509 Woodbine Street,                         September, 2000.      (international financial advisory    Corporation (industrial
Chevy Chase, MD 20815                         Serves until a        firm)                                identification and
                                              successor trustee                                          specialty coated material
                                              is elected or                                              products manufacturer),
                                              earlier retirement                                         Millenium Chemicals,
                                              or removal.                                                Inc. (commodity chemicals),
                                                                                                         Mortgage Guaranty Insurance
                                                                                                         Corporation, and
                                                                                                         R.J. Reynolds Tobacco
                                                                                                         Holdings, Inc. (tobacco)

Richard H. Egdahl, M.D. (77)  Trustee         Trustee since         Alexander Graham Bell Professor of   None
Boston University Healthcare                  1995.Serves until a   Health Care
Entrepreneurship Program,                     successor trustee     Entrepreneurship, Boston
53 Bay State Road,                            is elected or         University; Professor of
Boston, MA 02215                              earlier retirement    Management, Boston University
                                              or removal.           School of Management; Professor of
                                                                    Public Health, Boston University
                                                                    School of Public Health; Professor
                                                                    of Surgery, Boston University
                                                                    School of Medicine; and University
                                                                    Professor, Boston University

Margaret B.W. Graham (56)     Trustee         Trustee since         Founding Director, The Winthrop      None
1001 Sherbrooke                               September, 2000.      Group, Inc. (consulting firm);
Street West,                                  Serves until a        Professor of Management, Faculty
Montreal, Quebec, Canada                      successor trustee     of Management, McGill University
                                              is elected or
                                              earlier retirement
                                              or removal.

Marguerite A. Piret (55)      Trustee         Trustee since 1995.   President and Chief Executive        None
One Boston Place,                             Serves until a        Officer, Newbury, Piret &
28th Floor,                                   successor trustee is  Company, Inc. (investment banking
Boston, MA 02108                              elected or earlier    firm)
                                              retirement or
                                              removal.

Stephen K. West (75)          Trustee         Trustee since 1995.   Senior Counsel, Sullivan &           Director, The Swiss
125 Broad Street,                             Serves until a        Cromwell (law firm)                  Helvetia Fund, Inc. (closed
New York, NY 10004                            successor trustee                                          - end investment company)
                                              is elected or                                              and AMVESCAP PLC
                                              earlier retirement                                         (investment managers)
                                              or removal.

John Winthrop (67)            Trustee         Trustee since         President, John Winthrop & Co.,      None
One North Adgers Wharf,                       September, 2000.      Inc. (private investment firm)
Charleston, SC 29401                          Serves until a
                                              successor trustee
                                              is elected or
                                              earlier retirement
                                              or removal.

FUND OFFICERS

                              POSITION HELD   TERM OF OFFICE AND    PRINCIPAL OCCUPATION                 OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE FUND   LENGTH OF SERVICE     DURING PAST FIVE YEARS               HELD BY THIS OFFICER
Dorothy E. Bourassa (56)      Secretary       Serves at the         Secretary of PIM-USA; Senior Vice    None
                                              discretion of         President-Legal of Pioneer; and
                                              Board.                Secretary/Clerk of most of
                                                                    PIM-USA's subsidiaries since
                                                                    October 2000; Secretary of all of
                                                                    the Pioneer Funds since September
                                                                    2003 (Assistant Secretary from
                                                                    November 2000 to September 2003);
                                                                    and Senior Counsel, Assistant Vice
                                                                    President and Director of
                                                                    Compliance of PIM-USA from April
                                                                    1998 through October 2000

Christopher J. Kelley (39)    Assistant       Serves at the         Assistant Vice President and         None
                              Secretary       discretion of         Senior Counsel of Pioneer since
                                              Board.                July 2002; Vice President and
                                                                    Senior Counsel of BISYS Fund
                                                                    Services, Inc. (April 2001 to
                                                                    June 2002); Senior Vice President
                                                                    and Deputy General Counsel of
                                                                    Funds Distributor, Inc. (July 2000
                                                                    to April 2001; Vice President and
                                                                    Associate General Counsel from
                                                                    July 1996 to July 2000); Assistant
                                                                    Secretary of all of the Pioneer
                                                                    Funds since September 2003

David C. Phelan (46)          Assistant       Serves at the         Partner, Hale and Dorr LLP;          None
                              Secretary       discretion of         Assistant Secretary of all of the
                                              Board.                Pioneer Funds since September 2003

Vincent Nave (58)             Treasurer       Serves at the         Vice President-Fund                  None
                                              discretion of         Accounting, Administration and
                                              Board.                Custody Services of Pioneer
                                                                    (Manager from September 1996 to
                                                                    February 1999); and Treasurer of
                                                                    all of the Pioneer Funds
                                                                    (Assistant Treasurer from June
                                                                    1999 to November 2000)

Luis I. Presutti (38)         Assistant       Serves at the         Assistant Vice President-Fund        None
                              Treasurer       discretion of         Accounting, Administration and
                                              Board.                Custody Services of Pioneer (Fund
                                                                    Accounting Manager from 1994 to
                                                                    1999); and Assistant Treasurer of
                                                                    all of the Pioneer Funds since
                                                                    November 2000

FUND OFFICERS

                              POSITION HELD   TERM OF OFFICE AND    PRINCIPAL OCCUPATION                 OTHER DIRECTORSHIPS
NAME AND AGE                  WITH THE FUND   LENGTH OF SERVICE     DURING PAST FIVE YEARS               HELD BY THIS OFFICER
Gary Sullivan (45)            Assistant       Serves at the         Fund Accounting Manager-Fund         None
                              Treasurer       discretion of         Accounting, Administration and
                                              Board.                Custody Services of Pioneer; and
                                                                    Assistant Treasurer of all of the
                                                                    Pioneer Funds since May 2002

Katharine Kim Sullivan (30)   Assistant       Serves at the         Fund Administration Manager-Fund     None
                              Treasurer       discretion of         Accounting, Administration and
                                              Board.                Custody Services since June 2003;
                                                                    Assistant Vice President-Mutual
                                                                    Fund Operations of State Street
                                                                    Corporation from June 2002 to June
                                                                    2003 (formerly Deutsche Bank Asset
                                                                    Management); Pioneer Fund
                                                                    Accounting, Administration and
                                                                    Custody Services (Fund Accounting
                                                                    Manager from August 1999 to May
                                                                    2002,Fund Accounting Services
                                                                    Supervisor from 1997 to July
                                                                    1999); Assistant Treasurer of all
                                                                    of the Pioneer Funds since
                                                                    September 2003

                            THIS PAGE FOR YOUR NOTES.

[PIONEER INVESTMENTS(R) LOGO]


                                                                   14682-00-0204

[PIONEER INVESTMENTS(R) LOGO]


PIONEER VARIABLE CONTRACTS TRUST

PIONEER AMERICA INCOME VCT PORTFOLIO -- CLASS II SHARES

ANNUAL REPORT

DECEMBER 31, 2003

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer America Income VCT Portfolio

   Portfolio and Performance Update                                    2

   Portfolio Management Discussion                                     3

   Schedule of Investments                                             4

   Financial Statements                                                6

   Notes to Financial Statements                                      10

   Report of Independent Auditors                                     13

   Trustees, Officers and Service Providers                           14

PIONEER AMERICA INCOME VCT PORTFOLIO            PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/03

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Government & Agency Obligations         98.8%
Collateralized Mortgage Obligations           1.2%

[CHART]

MATURITY DISTRIBUTION
(As a percentage of total investment portfolio)

0-1 years                             1.5%
1-3 years                            62.7%
3-4 years                             9.2%
4-6 years                            13.9%
6-8 years                             1.6%
8+ years                             11.1%

FIVE LARGEST HOLDINGS
(As a percentage of debt holdings)

1. U.S. Treasury Notes, 6.5%, 2/15/10                                           12.25%

2. Government National Mortgage Association, 6.0% 7/15/23 - 9/15/33              9.95

3. Government National Mortgage Association, 6.5% 4/15/11 - 2/15/32              9.71

4. Federal Home Loan Mortgage Corp., 6.0% 5/25/12 - 3/1/33                       8.54

5. Federal National Mortgage Association, 6.0% 12/1/11 - 6/1/33                  7.56

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

PRICES AND DISTRIBUTIONS

                                            12/31/03           5/1/03
Net Asset Value per Share                   $   10.37         $   10.57

DISTRIBUTIONS PER SHARE                         SHORT-TERM       LONG-TERM
(5/1/03 - 12/31/03)               DIVIDENDS     CAPITAL GAINS    CAPITAL GAINS
                                  $  0.2614     $      -         $     -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER AMERICA INCOME VCT PORTFOLIO at net asset value, compared to that of the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index and of Lehman Brothers Government Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                 PIONEER AMERICA      LEHMAN GOVERNMENT      LEHMAN FIXED RATE
             INCOME VCT PORTFOLIO*       BOND INDEX+          MORTGAGE INDEX+
   3/31/95         $   10,000             $   10,000             $  10,000
  12/31/95         $   10,555             $   11,302             $  11,098
                   $   10,665             $   11,615             $  11,693
  12/31/97         $   11,536             $   12,727             $  12,802
                   $   12,445             $   13,981             $  13,694
  12/31/99         $   12,092             $   13,667             $  13,947
                   $   13,480             $   15,477             $  15,505
12/31/2001         $   14,317             $   16,598             $  16,779
                   $   15,755             $   18,506             $  18,246
12/31/2003         $   16,340             $   18,945             $  18,802

+ Index comparisons begin 2/28/95. The Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed rate securities backed by pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. The Lehman Brothers Government Bond Index is an unmanaged performance measure of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations of corporate debt guaranteed by the U.S. government. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

AVERAGE ANNUAL TOTAL RETURNS+
(As of December 31, 2003)

NET ASSET VALUE*

Life-of-Class (3/1/95)     5.70%
5 Years                    5.60%
1 Year                     3.72%

All total returns shown assume reinvestment of distributions at net asset value.

+ The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fees of Class II shares.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER AMERICA INCOME VCT PORTFOLIO            PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/03

Investors in government-issued fixed-income securities faced a challenging investment environment during 2003, as interest rates remained at their lowest levels in more than 40 years. In this environment Pioneer America Income VCT Portfolio was successful in delivering a relatively high level of income to shareholders. Richard Schlanger, a member of the Pioneer fixed-income team, discusses the factors that had an impact on the fixed-income market and your Portfolio during 2003.

Q:   HOW DID THE PORTFOLIO PERFORM OVER THE 12 MONTHS ENDED DECEMBER 31, 2003?

A: For the period, Class II shares of Pioneer America Income VCT Portfolio produced a total return of 2.60% at net asset value. In comparison, the Lehman Brothers Government Bond Index returned 2.36%. The Portfolio's underweighting (versus its benchmark) in Treasury securities and its relatively short duration were primarily responsible for its underperformance relative to this index. (Expressed in years, duration measures a bond's price sensitivity to changes in interest rates. A shorter duration is usually advantageous when interest rates rise; a longer duration benefits a portfolio when interest rates decline.) The Lehman Brothers Fixed-Rate Mortgage Index returned 3.05%. This Index has significant exposure to securities issued by the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae). The Portfolio's relatively small commitment to mortgages issued by Freddie Mac and Fannie Mae contributed to its underperformance relative to the index.

Q:   WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE PERIOD?

A: Early in the period, economic growth was weak, there was uncertainty about the outcome of the war in Iraq, and investors were concerned about deflation. A deflationary environment could be negative because as prices decline, corporate profits generally fall, causing unemployment to rise and a weak economy overall. In June 2003, the Federal Reserve trimmed the federal funds rate to 1.0% to stimulate economic growth, and the yield on the 10-year Treasury note declined to its lowest level in 45 years. (The federal funds rate is the rate of interest that commercial banks charge each other for overnight loans.) The investment environment was also negatively affected by media headlines raising concerns about the accounting practices of Freddie Mac and the risk exposure of Fannie Mae.

     Around mid-year, the economic backdrop improved. Major military campaigns in Iraq ended, and the economy appeared to be responding to lower interest rates, tax cuts and robust consumer spending. There was also an upturn in corporate capital expenditures for the first time in three years. The more positive economic environment caused yields on 5-, 10- and 30-year Treasury securities to rise quickly and significantly and prices to decline. As year-end approached, the economy continued to recover, and many investors believed interest rates would rise further. However, the Fed maintained its accommodative monetary policy of keeping interest rates low. As a result, Treasury yields declined.

Q:   HOW DID YOU MANAGE THE PORTFOLIO IN THIS ENVIRONMENT?

A: A little more than 64% of the Portfolio was invested in mortgage-backed securities, most of which were issued by the Government National Mortgage Association (GNMA). GNMAs are backed by the full faith and credit of the U.S. Government. (A full faith and credit backing applies to underlying Portfolio securities, not Portfolio shares.) Because demand for GNMAs was robust and supply was low, GNMAs yielded less than their conventional counterparts - mortgages issued by Freddie Mac and Fannie Mae, which were also part of the Portfolio. In selecting mortgage securities, we primarily sought those with coupons (stated rate of interest) in the 5%-to-6% range. Because a significant portion of the Portfolio was invested in mortgages, which had higher yields than Treasury securities, we were able to provide shareowners with an attractive level of income while maintaining the highest credit quality of AAA. (Quality ratings apply to underlying Portfolio securities, not Portfolio shares.)

     While investing in mortgage securities in a low interest-rate environment carries prepayment risk, we believe the boom in mortgage refinancing is over. The Mortgage Bankers Association expects new mortgage issuance to be down as much as 50% in 2004. Even if interest rates decline to their lows of 2003, we believe that most homeowners will not have significant motivation to refinance their current mortgages.

     Slightly more than 35% of net assets were invested in a combination of Treasury and Agency securities, such as those issued by the National Home Loan Bank, the Farm Credit Bank and the Tennessee Valley Authority (TVA). Issuers of these AAA-rated securities are government-sponsored enterprises that have the implied backing of the U.S. Government.

Q:   WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A: We believe the economy should continue to improve and expect the Fed to leave interest rates unchanged at least for the first six-months of 2004. We think yields on Treasury securities will fluctuate in a fairly narrow range during the first half of 2004 and feel mortgage securities should outperform Treasuries. The Portfolio is positioned to take advantage of this kind of environment. We believe the Portfolio continues to be appropriate for investors seeking an AAA-quality investment and relatively high income in a low-interest rate environment.

ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

[SIDENOTE]

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER AMERICA INCOME VCT PORTFOLIO            PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/03

   PRINCIPAL
      AMOUNT                                                                                               VALUE
               U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 97.3%
$    550,000   Federal Farm Credit Bank, 6.5%, 9/29/06                                            $      607,422
     100,000   Federal Farm Credit Bank, 5.88%, 9/8/08                                                   110,277
     200,000   Federal Farm Credit Bank, Medium Term Note, 6.38% 11/27/06                                220,732
     400,000   Federal Home Loan Mortgage Corp., 4.53%, 10/30/06                                         420,997
     850,000   Federal Home Loan Mortgage Corp., 5.875%, 11/15/07                                        933,251
     300,000   Federal Home Loan Mortgage Corp., 5.89%, 6/30/08                                          331,294
   3,843,377   Federal Home Loan Mortgage Corp., 6.0%, 5/25/12 to 3/1/33                               3,970,825
   1,279,364   Federal Home Loan Mortgage Corp., 6.5%, 4/1/11 to 7/1/32                                1,340,292
     140,000   Federal Home Loan Mortgage Corp., 6.7%, 1/5/07                                            156,265
     285,136   Federal Home Loan Mortgage Corp., 7.0%, 4/1/30 to 4/1/32                                  302,391
     107,661   Federal Home Loan Mortgage Corp., 7.5%, 8/1/31                                            115,617
     250,000   Federal National Mortgage Association, 3.25%, 3/17/08                                     249,932
   2,345,718   Federal National Mortgage Association, 5.5%, 3/1/18 to 11/1/33                          2,401,333
   3,326,142   Federal National Mortgage Association, 6.0%, 12/1/11 to 6/1/33                          3,446,602
   2,381,601   Federal National Mortgage Association, 6.5%, 7/1/21 to 9/1/32                           2,491,704
     638,986   Federal National Mortgage Association, 7.0%, 9/1/18 to 1/1/32                             677,173
      50,046   Federal National Mortgage Association, 7.5%, 2/1/31                                        53,482
     302,181   Federal National Mortgage Association, 9.0%, 4/1/33                                       335,445
     423,018   Government National Mortgage Association, 5.0%, 7/15/17                                   436,373
   1,330,200   Government National Mortgage Association, 5.5%, 3/15/33 to 7/15/33                      1,353,727
   4,439,979   Government National Mortgage Association, 6.0%, 7/15/23 to 9/15/33                      4,626,366
   4,276,884   Government National Mortgage Association, 6.5%, 4/15/17 to 8/15/32                      4,515,329
   1,316,634   Government National Mortgage Association, 7.0%, 1/15/26 to 2/15/32                      1,404,430
     233,969   Government National Mortgage Association, 7.5%, 10/15/22 to 1/15/32                       251,318
     201,064   Government National Mortgage Association I, 6.0%, 2/15/29                                 209,143
     716,898   Government National Mortgage Association I, 6.5%, 5/15/29 to 5/15/32                      756,168
     213,690   Government National Mortgage Association I, 7.0%, 12/15/30                                227,859
      52,575   Government National Mortgage Association I, 7.5%, 1/15/31                                  56,413
     360,003   Government National Mortgage Association II, 6.0%, 11/20/33                               372,559
     280,257   Government National Mortgage Association II, 6.5%, 12/20/28 to 9/20/31                    295,270
     355,155   Government National Mortgage Association II, 7.0%, 5/20/26 to 1/20/31                     377,905
      18,418   Government National Mortgage Association II, 7.5%, 8/20/27                                 19,648
       5,802   Government National Mortgage Association II, 8.0%, 8/20/25                                  6,294
     950,000   Tennesse Valley Authority, 6.375%, 6/15/05                                              1,012,395
      12,000   Tennesse Valley Authority, 6.75%, 6/1/28                                                  312,240
   1,300,000   U.S. Treasury Bonds, 7.25%, 5/15/16                                                     1,621,699
   1,175,000   U.S. Treasury Bonds, 6.375%, 8/15/27                                                    1,364,652
   4,900,000   U.S. Treasury Notes, 6.5%, 2/15/10                                                      5,693,952
     600,000   U.S. Treasury Notes, 3.5%, 1/15/11                                                        717,463
   1,850,000   U.S. Treasury Notes, 6.25%, 8/15/23                                                     2,108,639
                                                                                                  --------------
               TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
               (Cost $44,661,724)                                                                 $   45,904,876
                                                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

   PRINCIPAL
      AMOUNT                                                                                               VALUE
               COLLATERIZED MORTGAGE OBLIGATIONS - 1.2%
               GOVERNMENT - 1.2%
$    250,000   Freddie Mac., 3.2%, 5/21/08                                                        $      249,143
     300,000   Freddie Mac., 5.25%, 11/15/12                                                             302,617
       9,310   Fannie Mae., 5.0%, 8/25/22                                                                  9,300
                                                                                                  --------------
               TOTAL COLLATERIZED MORTGAGE OBLIGATIONS - 1.2%
               (Cost $558,740)                                                                    $      561,060
                                                                                                  --------------
               TOTAL INVESTMENTS IN SECURITIES - 98.5%
               (Cost $45,220,464)                                                                 $   46,465,936
                                                                                                  --------------
               OTHER ASSETS AND LIABILITIES - 1.5%                                                $      696,702
                                                                                                  --------------
               TOTAL NET ASSETS - 100.0%                                                          $   47,162,638
                                                                                                  ==============

   The accompanying notes are an integral part of these financial statements.

PIONEER AMERICA INCOME VCT PORTFOLIO            PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                                 5/1/03(a)
                                                                                    TO
CLASS II                                                                         12/31/03
Net asset value, beginning of period                                          $        10.57
                                                                              --------------
Increase (decrease) from investment operations:
   Net investment income                                                      $         0.21
   Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                                                   (0.15)
                                                                              --------------
    Net increase (decrease) from investment operations                        $         0.06
Distributions to shareholders:
   Net investment income                                                               (0.26)
   Net realized gain                                                                       -
                                                                              --------------
Net increase (decrease) in net asset value                                    $        (0.20)
                                                                              --------------
Net asset value, end of period                                                $        10.37
                                                                              --------------
Total return*                                                                           2.60%
Ratio of net expenses to average net assets+                                            1.01%**
Ratio of net investment income to average net assets+                                   2.42%**
Portfolio turnover rate                                                                   34%
Net assets, end of period (in thousands)                                      $        2,637
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                         1.01%**
   Net investment income (loss)                                                         2.42%**

(a)  Class II shares were first publicly offered on May 1, 2003.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER AMERICA INCOME VCT PORTFOLIO            PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF ASSETS AND LIABILITIES 12/31/03

                                                                                 PIONEER
                                                                              AMERICA INCOME
                                                                               VCT PORTFOLIO
ASSETS:
  Investment in securities, at value
   (cost $45,220,464)                                                         $   46,465,936
  Temporary cash investments (at amortized cost)                                           -
  Cash                                                                               846,158
  Cash held as collateral for futures contracts                                            -
  Foreign currencies, at value                                                             -
  Receivables -
   Investment securities sold                                                              -
   Fund shares sold                                                                    1,417
   Collateral for securities loaned, at fair value                                         -
   Variation margin                                                                        -
   Dividends, interest and foreign taxes withheld                                    399,778
   Forward foreign currency settlement contracts, net                                      -
   Forward foreign currency portfolio hedge contracts, open - net                          -
   Due from Pioneer Investment Management, Inc.                                            -
  Other                                                                                2,523
                                                                              --------------
      Total assets                                                            $   47,715,812
                                                                              --------------
LIABILITIES:
  Payables -
   Investment securities purchased                                            $      427,293
   Fund shares repurchased                                                            55,639
   Dividends                                                                               -
   Upon return for securities loaned                                                       -
   Variation margin                                                                        -
   Forward foreign currency settlement contracts, net                                      -
   Forward foreign currency portfolio hedge contracts,                                     -
  Due to bank                                                                              -
  Due to affiliates                                                                   28,774
  Accrued expenses                                                                    41,468
  Other                                                                                    -
                                                                              --------------
      Total liabilities                                                       $      553,130
                                                                              --------------
NET ASSETS:
  Paid-in capital                                                             $   46,565,729
  Accumulated net investment income (loss)                                           231,501
  Accumulated undistributed net realized gain (loss)                                (880,064)
   Investments                                                                     1,245,472
   Futures contracts                                                                       -
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                                      -
                                                                              --------------
      Total net assets                                                        $   47,162,638
                                                                              --------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
   Net assets                                                                 $   44,525,827
  Shares outstanding                                                               4,300,285
                                                                              ==============
   Net asset value per share                                                  $        10.35
  CLASS II:
  (Unlimited number of shares authorized)
   Net assets                                                                 $    2,636,811
  Shares outstanding                                                                 254,225
                                                                              ==============
   Net asset value per share                                                  $        10.37

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

                                                                                 PIONEER
                                                                              AMERICA INCOME
                                                                              VCT PORTFOLIO

                                                                                YEAR ENDED
                                                                                 12/31/03
INVESTMENT INCOME:
  Dividends                                                                   $            -
  Interest                                                                         2,468,107
  Income on securities loaned, net                                                         -
  Other                                                                                    -
                                                                              --------------
      Total investment income                                                 $    2,468,107
                                                                              --------------

EXPENSES:
  Management fees                                                             $      321,944
  Transfer agent fees                                                                  1,556
  Distribution fees (Class II)                                                         1,486
  Administrative fees                                                                 37,500
  Custodian fees                                                                      23,015
  Professional fees                                                                   28,024
  Printing                                                                            32,055
  Fees and expenses of nonaffiliated trustees                                          2,630
  Miscellaneous                                                                        7,962
                                                                              --------------
     Total expenses                                                           $      456,172
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                               -
                                                                              --------------
     Net expenses                                                             $      456,172
                                                                              --------------
        Net investment income (loss)                                          $    2,011,935
                                                                              --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                                $      193,917
   Futures contracts                                                                       -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                     -
                                                                              --------------
                                                                              $      193,917
                                                                              --------------
  Change in net unrealized gain or (loss) from:
   Investments                                                                $   (1,192,892)
   Futures contracts                                                                       -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                     -
                                                                              --------------
                                                                              $   (1,192,892)
                                                                              --------------

  Net gain (loss) on investments, futures contracts
   and foreign currency transactions                                          $     (998,975)
                                                                              ==============

  Net increase (decrease) in net assets resulting
   from operations                                                            $    1,012,960
                                                                              ==============

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               PIONEER
                                                                                            AMERICA INCOME
                                                                                             VCT PORTFOLIO

                                                                                        YEAR              YEAR
                                                                                        ENDED            ENDED
                                                                                      12/31/03          12/31/02
FROM OPERATIONS:
Net investment income (loss)                                                       $    2,011,935    $    2,203,726
Net realized gain (loss) on investments                                                   193,917           144,048
Change in net unrealized gain or loss
   on investments, futures contracts and
   foreign currency transactions                                                       (1,192,892)        2,378,668
                                                                                   --------------    --------------
     Net increase (decrease) in net assets
       resulting from operations                                                   $    1,012,960    $    4,726,442
                                                                                   --------------    --------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                                                         $   (2,321,232)   $   (2,315,833)
   Class II                                                                               (26,127)                -
Net realized gain
   Class I                                                                                      -                 -
   Class II                                                                                     -                 -
Tax return of capital
   Class I                                                                                      -                 -
   Class II                                                                                     -                 -
                                                                                   --------------    --------------
     Total distributions to shareowners                                            $   (2,347,359)   $   (2,315,833)
                                                                                   --------------    --------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                   $   10,875,454    $   43,606,478
Reinvestment of distributions                                                           2,347,346         2,315,834
Cost of shares repurchased                                                            (34,276,542)      (16,163,107)
                                                                                   --------------    --------------
     Net increase (decrease) in net assets
       resulting from fund share transactions                                      $  (21,053,742)   $   29,759,205
                                                                                   --------------    --------------
     Net increase (decrease) in net assets                                         $  (22,388,141)   $   32,169,814
                                                                                   --------------    --------------

NET ASSETS:
Beginning of year                                                                      69,550,779        37,380,965
                                                                                   --------------    --------------
End of year                                                                        $   47,162,638    $   69,550,779
                                                                                   ==============    ==============
Accumulated undistributed/(distributions in excess of)
  net investment income (loss)                                                     $      231,501    $     (112,236)
                                                                                   ==============    ==============

   The accompanying notes are an integral part of these financial statements.

PIONEER AMERICA INCOME VCT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS 12/31/03

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer America Income VCT Portfolio (the Portfolio) is a Portfolio of the Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of sixteen separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:

     Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio) Pioneer Europe VCT Portfolio (Europe Portfolio)
     Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
     Pioneer Small Company VCT Portfolio (Small Company Portfolio)
     Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
     Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
     Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
     Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
     Pioneer Balanced VCT Portfolio (Balanced Portfolio)
     Pioneer High Yield VCT Portfolio (High Yield Portfolio)
     Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio) Pioneer America Income VCT Portfolio (America Income Portfolio)
     Pioneer Money Market VCT Portfolio (Money Market Portfolio)
       (Class I shares only)
     Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only)

The Portfolio commenced operations on May 2003. Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of America Income Trust Portfolio is to seek a high level of current income as consistent with preservation of capital.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times.

     Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Temporary cash investments and securities held by Money Market Portfolio are valued at amortized cost.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital accounts at the applicable country rates.

B.   TAXES

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At December 31, 2003, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the Portfolio and are designed to present the Portfolios' capital accounts on a tax basis.

                               ACCUMULATED NET      ACCUMULATED
                                  INVESTMENT       REALIZED GAIN/
PORTFOLIO                       INCOME/(LOSS)           LOSS          PAID-IN CAPITAL
-------------------------------------------------------------------------------------
America Income Portfolio       $       679,161     $     (679,161)    $             -

     Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003, America Income Trust VCT Portfolio had a capital loss carryforward of $817,947, of which the following amounts will expire between 2008 and 2011 if not utilized: $382,424 in 2008, $435,523 in 2011.

     The Portfolio elected to defer $54,391 in capital losses recognized between November 1, 2003 and December 31, 2003 to its fiscal year ending December 31, 2004.

     The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

                                                PIONEER            PIONEER
                                                AMERICA            AMERICA
                                                INCOME             INCOME
                                             VCT PORTFOLIO     VCT PORTFOLIO
                                                  2003              2002
----------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                              $   2,347,359     $   2,315,833
Long-Term capital gain                                   -                 -
                                             -------------------------------
                                             $   2,347,359     $   2,315,833
Return of Capital                                        -                -
                                             -------------------------------
   Total distributions                       $   2,347,359     $   2,315,833
                                             -------------------------------
DISTRIBUTABLE EARNINGS
   (ACCUMULATED LOSSES):
Undistributed ordinary income                $     422,952
Undistributed long-term gain/
   (capital loss carryforward)                    (817,947)
Unrealized appreciation/(depreciation)           1,046,300
                                             -------------
   Total                                     $     651,305
                                             =============

     The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

C.   PORTFOLIO SHARES

     The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $246,661 in commissions on the sale of Trust shares for the year ended December 31, 2003. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day. All Dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D.   SECURITIES LENDING

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

E.   REPURCHASE AGREEMENTS

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   MANAGEMENT AGREEMENT

PIM manages the Portfolio, And is a wholly owned indirect subsidiary of UniCredito Italiano. Management Fees are calculated daily at the following Annual rate of 0.55% Of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2003, $28,096 was payable to PIM related to management fees, administrative fees and certain other services.

3.   TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $125 in transfer agent fees payable to PIMSS at December 31, 2003.

4.   DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. At December 31, 2003, $553 in distribution fees were payable to PFD.

5.   AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2003, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                         GROSS              GROSS       NET APPRECIATION/
                                      TAX COST        APPRECIATION      DEPRECIATION     (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
America Income Trust Portfolio     $   45,434,469    $   1,275,434      $   (229,134)   $       1,046,300

6.   PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments in U.S. Government obligations, excluding temporary cash investments, for the year ended December 31, 2003, were $19,155,083 and $37,960,868, respectively.

7.   CAPITAL SHARES

At December 31, 2003, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                       '03 SHARES        '03 AMOUNT        '02 SHARES        '02 AMOUNT
-------------------------------------------------------------------------------------------------------
AMERICA INCOME PORTFOLIO
CLASS I:
Shares sold                               711,258    $    8,118,733         4,195,455    $   43,606,478
Reinvestment of distributions             221,712         2,321,232           223,921         2,315,834
Shares repurchased                     (3,262,256)      (34,132,706)       (1,564,808)      (16,163,107)
                                   --------------------------------------------------------------------
   Net increase (decrease)             (2,269,286)   $  (23,692,741)        2,854,568    $   29,759,205
                                   ====================================================================
CLASS II:
Shares sold                               265,643    $    2,756,721                --    $           --
Reinvestment of distributions               2,521            26,114                --                --
Shares repurchased                        (13,939)         (143,836)               --                --
                                   --------------------------------------------------------------------
   Net increase                           254,225    $    2,638,999                --    $           --
                                   ====================================================================

PIONEER AMERICA INCOME VCT PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND THE CLASS II SHAREOWNERS OF PIONEER AMERICA INCOME VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer America Income VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust"), as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer America Income VCT Portfolio of Pioneer Variable Contracts Trust at December 31, 2003, the results of its operations for the year ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                             /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

PIONEER VARIABLE CONTRACTS TRUST

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman& Co.

INDEPENDENT AUDITORS
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS
The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Portfolio within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available online at pioneerfunds.com.

INTERESTED TRUSTEES

                            POSITION HELD            TERM OF OFFICE AND      PRINCIPAL OCCUPATION DURING        OTHER DIRECTORSHIPS
NAME AND AGE                WITH THE FUND            LENGTH OF SERVICE       PAST FIVE YEARS                    HELD BY THIS TRUSTEE
John F. Cogan, Jr. (77)*    Chairman of the Board,   Trustee since           Deputy Chairman and a Director     Director of Harbor
                            Trustee and President    1994. Serves until a    of Pioneer Global Asset            Global Company, Ltd.
                                                     successor trustee is    Management S.p.A. ("PGAM");
                                                     elected or earlier      Non-Executive Chairman and a
                                                     retirement or           Director of Pioneer Investment
                                                     removal.                Management USA Inc. ("PIM-USA");
                                                                             Chairman and a Director of
                                                                             Pioneer; Director of Pioneer
                                                                             Alternative Investment
                                                                             Management Limited (Dublin);
                                                                             President and a Director of
                                                                             Pioneer Alternative Investment
                                                                             Management (Bermuda) Limited
                                                                             and affiliated funds;
                                                                             President and Director of
                                                                             Pioneer Funds Distributor,
                                                                             Inc. ("PFD"); President of all
                                                                             of the Pioneer Funds; and Of
                                                                             Counsel (since 2000, partner
                                                                             prior to 2000), Hale and Dorr
                                                                             LLP (counsel to PIM-USA and
                                                                             the Pioneer Funds)

Osbert M. Hood (51)**       Trustee and Executive    Trustee since           President and Chief Executive      None
                            Vice President           June, 2003. Serves      Officer, PIM-USA since
                                                     until a successor       May, 2003 (Director since
                                                     trustee is elected      January, 2001); President and
                                                     or earlier              Director of Pioneer since
                                                     retirement or           May 2003; Chairman and Director
                                                     removal.                of Pioneer Investment
                                                                             Management Shareholder
                                                                             Services, Inc. ("PIMSS") since
                                                                             May 2003; Executive Vice
                                                                             President of all of the
                                                                             Pioneer Funds since June 2003;
                                                                             Executive Vice President and
                                                                             Chief Operating Officer of
                                                                             PIM-USA, November 2000-May 2003;
                                                                             Executive Vice President,
                                                                             Chief Financial Officer and
                                                                             Treasurer, John Hancock
                                                                             Advisers, L.L.C., Boston, MA,
                                                                             November 1999-November 2000;
                                                                             Senior Vice President and
                                                                             Chief Financial Officer, John
                                                                             Hancock Advisers, L.L.C.,
                                                                             April 1997-November 1999

* Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

** Mr. Hood is an Interested Trustee because he is an officer or director of or director of Pioneer and certain of its affiliates.

INDEPENDENT TRUSTEES

                            POSITION HELD            TERM OF OFFICE AND      PRINCIPAL OCCUPATION DURING        OTHER DIRECTORSHIPS
NAME AND AGE ADDRESS        WITH THE FUND            LENGTH OF SERVICE       PAST FIVE YEARS                    HELD BY THIS TRUSTEE
Mary K. Bush (55)           Trustee                  Trustee since           President, Bush International      Director of Brady
3509 Woodbine Street,                                September, 2000. Serves (international financial           Corporation
Chevy Chase, MD 20815                                until a successor       advisory firm)                     (industrial
                                                     trustee is elected                                         identification and
                                                     or earlier retirement                                      specialty coated
                                                     or removal.                                                material products
                                                                                                                manufacturer),
                                                                                                                Millenium Chemicals,
                                                                                                                Inc. (commodity
                                                                                                                chemicals), Mortgage
                                                                                                                Guaranty Insurance
                                                                                                                Corporation, and
                                                                                                                R.J. Reynolds
                                                                                                                Tobacco Holdings,
                                                                                                                Inc. (tobacco)

Richard H. Egdahl, M.D. (77) Trustee                 Trustee since           Alexander Graham Bell              None
Boston University                                    1995. Serves until a    Professor of Health Care
Healthcare                                           successor trustee is    Entrepreneurship, Boston
Entrepreneurship                                     elected or earlier      University; Professor of
Program,                                             retirement or           Management, Boston University
53 Bay State Road,                                   removal.                School of Management;
Boston, MA 02215                                                             Professor of Public Health,
                                                                             Boston University School of
                                                                             Public Health; Professor of
                                                                             Surgery, Boston University
                                                                             School of Medicine; and
                                                                             University Professor, Boston
                                                                             University

Margaret B.W. Graham (56)   Trustee                  Trustee since           Founding Director, The             None
1001 Sherbrooke                                      September, 2000.        Winthrop Group, Inc.
Street West,                                         Serves until a          (consulting firm); Professor
Montreal, Quebec, Canada                             successor trustee is    of Management, Faculty of
                                                     elected or earlier      Management, McGill University
                                                     retirement or
                                                     removal.

Marguerite A. Piret (55)    Trustee                  Trustee since           President and Chief Executive      None
One Boston Place,                                    1995. Serves until a    Officer, Newbury, Piret &
28th Floor,                                          successor trustee is    Company, Inc. (investment
Boston, MA 02108                                     elected or earlier      banking firm)
                                                     retirement or
                                                     removal.

Stephen K. West (75)        Trustee                  Trustee since           Senior Counsel, Sullivan &         Director, The Swiss
125 Broad Street,                                    1995. Serves until a    Cromwell (law firm)                Helvetia Fund, Inc.
New York, NY 10004                                   successor trustee is                                       (closed-end
                                                     elected or earlier                                         investment company)
                                                     retirement or                                              and AMVESCAP PLC
                                                     removal.                                                   (investment
                                                                                                                managers)

John Winthrop (67)          Trustee                  Trustee since           President, John Winthrop &         None
One North Adgers Wharf,                              September, 2000.        Co., Inc. (private investment
Charleston, SC 29401                                 Serves until a          firm)
                                                     successor trustee is
                                                     elected or earlier
                                                     retirement or
                                                     removal.

FUND OFFICERS

                            POSITION HELD            TERM OF OFFICE AND      PRINCIPAL OCCUPATION DURING        OTHER DIRECTORSHIPS
NAME AND AGE                WITH THE FUND            LENGTH OF SERVICE       PAST FIVE YEARS                    HELD BY THIS TRUSTEE
Dorothy E. Bourassa (56)    Secretary                Serves at the           Secretary of PIM-USA; Senior       None
                                                     discretion of board     Vice President-Legal of
                                                                             Pioneer; and Secretary/Clerk
                                                                             of most of PIM-USA's
                                                                             subsidiaries since October
                                                                             2000; Secretary of all of the
                                                                             Pioneer Funds since September
                                                                             2003 (Assistant Secretary from
                                                                             November 2000 to September
                                                                             2003); and Senior Counsel,
                                                                             Assistant Vice President and
                                                                             Director of Compliance of
                                                                             PIM-USA from April 1998
                                                                             through October 2000

Christopher J. Kelley (39)  Assistant Secretary      Serves at the           Assistant Vice President and       None
                                                     discretion of board     Senior Counsel of Pioneer
                                                                             since July 2002; Vice
                                                                             President and Senior Counsel
                                                                             of BISYS Fund Services, Inc.
                                                                             (April 2001 to June 2002);
                                                                             Senior Vice President and
                                                                             Deputy General Counsel of
                                                                             Funds Distributor, Inc. (July
                                                                             2000 to April 2001; Vice
                                                                             President and Associate
                                                                             General Counsel from July 1996
                                                                             to July 2000); Assistant
                                                                             Secretary of all of the
                                                                             Pioneer Funds since September
                                                                             2003

David C. Phelan (46)        Assistant Secretary      Serves at the           Partner, Hale and Dorr LLP;        None
                                                     discretion of board     Assistant Secretary of all of
                                                                             the Pioneer Funds since
                                                                             September 2003

Vincent Nave (58)           Treasurer                Serves at the           Vice President-Fund                None
                                                     discretion of board     Accounting, Administration and
                                                                             Custody Services of Pioneer
                                                                             (Manager from September 1996
                                                                             to February 1999); and
                                                                             Treasurer of all of the
                                                                             Pioneer Funds (Assistant
                                                                             Treasurer from June 1999 to
                                                                             November 2000)

Luis I. Presutti (38)       Assistant Treasurer      Serves at the           Assistant Vice President-Fund      None
                                                     discretion of board     Accounting, Administration and
                                                                             Custody Services of Pioneer
                                                                             (Fund Accounting Manager from
                                                                             1994 to 1999); and Assistant
                                                                             Treasurer of all of the
                                                                             Pioneer Funds since November
                                                                             2000

                            POSITION HELD            TERM OF OFFICE AND      PRINCIPAL OCCUPATION DURING        OTHER DIRECTORSHIPS
NAME AND AGE                WITH THE FUND            LENGTH OF SERVICE       PAST FIVE YEARS                    HELD BY THIS TRUSTEE
Gary Sullivan (45)          Assistant Treasurer      Serves at the           Fund Accounting Manager-Fund       None
                                                     discretion of board     Accounting, Administration and
                                                                             Custody Services of Pioneer;
                                                                             and Assistant Treasurer of all
                                                                             of the Pioneer Funds since
                                                                             May 2002

Katharine Kim Sullivan (30) Assistant Treasurer      Serves at the           Fund Administration                None
                                                     discretion of board.    Manager-Fund Accounting,
                                                                             Administration and Custody
                                                                             Services since June 2003;
                                                                             Assistant Vice
                                                                             President-Mutual Fund
                                                                             Operations of State Street
                                                                             Corporation from June 2002 to
                                                                             June 2003 (formerly Deutsche
                                                                             Bank Asset Management);
                                                                             Pioneer Fund Accounting,
                                                                             Administration and Custody
                                                                             Services (Fund Accounting
                                                                             Manager from August 1999 to
                                                                             May 2002, Fund Accounting
                                                                             Services Supervisor from 1997
                                                                             to July 1999); Assistant
                                                                             Treasurer of all of the
                                                                             Pioneer Funds since September
                                                                             2003

[PIONEER INVESTMENTS(R) LOGO]


                                                                   14683-00-0204

[PIONEER INVESTMENTS(R) LOGO]


PIONEER VARIABLE CONTRACTS TRUST

PIONEER HIGH YIELD VCT PORTFOLIO -- CLASS I SHARES


ANNUAL REPORT

DECEMBER 31, 2003

                                                PIONEER VARIABLE CONTRACTS TRUST


TABLE OF CONTENTS

Pioneer High Yield VCT Portfolio

  Portfolio and Performance Update                                    2

  Portfolio Management Discussion                                     3

  Schedule of Investments                                             4

  Financial Statements                                               10

  Notes to Financial Statements                                      14

  Report of Independent Auditors                                     18

  Trustees, Officers and Service Providers                           19

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/03

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment in securities)

U.S. Corporate Bonds            59.0%
Convertible Corporate Bonds     37.6%
Temporary Cash Investment        2.7%
Convertible Preferred Stocks     0.7%

[CHART]

MATURITY DISTRIBUTION
(As a percentage of total investment in securities)

0-1 Years         9.2%
1-3 years        23.5%
3-4 years        14.3%
4-6 years        38.9%
6-8 years        10.1%
8+ years          4.0%

FIVE LARGEST HOLDINGS
(As a percentage of total long-term holdings)

  1. Interpublic Group Inc., 7.25%, 10/15/05                         4.10%
  2. Bowater Inc., 6.5%, 6/15/13                                     3.92
  3. Sepracor Inc., 5.0%, 2/15/07                                    3.36
  4. Crown Holdings, 9.50%, 3/1/11                                   2.84
  5. Texas Industries Inc., 10.25%, 6/15/11                          2.83

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

PRICES AND DISTRIBUTIONS

                                                      12/31/03     12/31/02
Net Asset Value per Share                              $ 11.45      $ 9.27

DISTRIBUTIONS PER SHARE                          SHORT-TERM        LONG-TERM
(1/1/03 - 12/31/03)             DIVIDENDS        CAPITAL GAINS     CAPITAL GAINS
                                $ 0.76453        $   -             $   -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER HIGH YIELD VCT PORTFOLIO at net asset value, compared to that of Merrill Lynch
(ML) High Yield Master II Index and of the ML Index of Convertible Bonds (Speculative Quality). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                                                                                     ML INDEX OF CONVERTIBLE BONDS
                 PIONEER HIGH YIELD VCT PORTFOLIO*       ML HIGH YIELD MASTER II+    (SPECULATIVE QUALITY)
 5/31/2000                                $ 10,000                       $ 10,000                         $ 10,000
12/31/2000                                $ 10,623                       $  9,770                         $  8,424
12/31/2001                                $ 12,387                       $ 10,207                         $  7,882
12/31/2002                                $ 12,211                       $ 10,013                         $  7,744
12/31/2003                                $ 16,215                       $ 13,228                         $ 10,535

+ Index comparisons begin on 4/30/00. The ML High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The ML Index of Convertible Bonds (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2003)

NET ASSET VALUE*

Life-of-Class              13.45%
(5/1/00)
1 Year                     32.78%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/03

High-yield bonds posted outstanding returns during 2003. Below, portfolio manager Margaret Patel describes the factors leading to the rebound in the high-yield market and what drove the Portfolio's outperformance of its benchmark index.

Q: HOW DID THE PORTFOLIO PERFORM?

A: During the 12 months ended December 31, 2003, the Portfolio's Class I shares had a total return based on net asset value of 32.78%. By comparison, the Merrill Lynch High Yield Master II Index returned 28.15% while the Merrill Lynch Index of Convertible Bonds (Speculative Quality) returned 35.99.

Q: WHAT WAS THE ENVIRONMENT LIKE FOR THE HIGH-YIELD MARKET DURING 2003?

A: A rally starting in the fourth quarter of 2002 continued through 2003. The economy stabilized and showed modest growth. Defaults, which peaked in January 2002, declined significantly. Investors became more comfortable investing in more volatile asset classes. As a result, high-yield bond prices improved relative to other segments of the fixed-income markets. The Federal Reserve Board buoyed investor sentiment by keeping short-term interest rates at historically low levels.

Q. WHY DID THE PORTFOLIO OUTPERFORM THE MERRILL LYNCH HIGH YIELD MASTER II
   INDEX?

A: We overweighted positions in industries that were selling at very depressed prices in 2002 that then rebounded significantly as the outlook improved. Included in this group were investments in technology, health care and biotechnology. Technology was the top-performing sector during the year, due to stability in the industry and signs of improving economic growth. The economically sensitive semiconductor industry benefited in particular from investors' improved appetite for cyclical investments. Health care and biotechnology securities also rose as a result of a more positive regulatory backdrop. The Portfolio also benefited from its significant exposure to convertible securities - bonds that are exchangeable for a set number of shares of common stock at a certain price - many of which improved in concert with share-price increases in their underlying stocks during the course of the year.

Q: WHICH INVESTMENTS PROVED TO BE SOME OF THE TOP PERFORMERS DURING THE FISCAL
   YEAR? WHICH DISAPPOINTED?

A: During the past 12 months, most of the Portfolio's investments enjoyed significant price appreciation. The technology sector, in particular, continued to show strength in bouncing back from low levels. Within technology, many companies offered stabilizing revenues and an improving revenue outlook. The securities rebounded from extremely depressed prices to reach those that reflected improved stability and growth of revenues and cash flow. Semiconductor-related firms, Cymer, Conexant Systems, Cypress and Emcore, posted very strong performance due to an improved outlook for microchip demand, and because investors became more comfortable investing in volatile pockets of the market. Tesoro Petroleum, a refiner based on the West Coast, benefited from strong demand for refined products and dramatically improving refining margins. Cyclically oriented non-ferrous metals producer Freeport-McMoRan rose due to signs of improving economic growth. Affymetrix, which produces gene-based testing kits, also offered strong performance due to investor optimism about the firm's prospects. And Lucent Technology rebounded from very depressed price levels.

   On the down side, Fibermark declined. This producer of specialty fiber-based products suffered from weak demand, pricing pressure among commodity-based portions of the packaging market and the incursion of cheaper-priced imports. Basic chemical producer PolyOne suffered from pricing pressure, soft demand and overcapacity.

Q: WHAT IS YOUR OUTLOOK?

A: The outlook for high-yield bonds remains positive. This optimism is based on the expectation that the economy will most likely continue to grow at rates above the historical annual average of 3%. With modest growth and declining default rates, we have the potential to benefit from the modest capital appreciation of selected issues. There is strong momentum provided by the Fed's ongoing commitment to provide liquidity to the economy and the markets. The financial markets continue to support riskier credits at a time when short-term interest rates remain at historical lows.


ANY INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONOMIC TRENDS OR THE FACTORS INFLUENCING THE PORTFOLIO'S HISTORICAL OR FUTURE PERFORMANCE ARE STATEMENTS OF THE OPINION OF PORTFOLIO MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

[SIDENOTE]

The Portfolio invests in below investment-grade securities, which may be more volatile - subject to greater price fluctuations than investment-grade securities.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/03

               S&P/MOODY'S
               RATINGS
      SHARES   (UNAUDITED)                                                                                          VALUE
                                       CONVERTIBLE PREFERRED STOCK - 0.7%
                                       DIVERSIFIED FINANCIALS - 0.7%
                                       CONSUMER FINANCE - 0.7%
      15,000   B-/B2                   Nuevo Energy, 5.75%, 12/15/26                                         $    607,500
                                                                                                             ------------

                                       TOTAL CONVERTIBLE PREFERRED STOCK
                                       (Cost $411,975)                                                       $    607,500
                                                                                                             ------------

   PRINCIPAL
      AMOUNT
                                       CONVERTIBLE CORPORATE BONDS - 36.6%
                                       MATERIALS - 1.0%
                                       GOLD - 0.4%
$    250,000   BBB+/Baa2               Placer Dome Inc., 2.75%, 10/15/23 (144A)                              $    298,195
                                                                                                             ------------
                                       SPECIALTY CHEMICALS - 0.6%
   1,000,000   BBB/Baa3                RPM International Inc., 1.389%, 5/13/33                               $    543,750
                                                                                                             ------------
                                       TOTAL MATERIALS                                                       $    841,945
                                                                                                             ------------
                                       CAPITAL GOODS - 4.2%
                                       AEROSPACE & DEFENSE - 0.5%
     400,000   NR/NR                   EDO Corp., 5.25%, 4/15/07                                             $    446,500
                                                                                                             ------------
                                       BUILDING PRODUCTS - 0.7%
     500,000   B/NR                    Lennox International, 6.25%, 6/1/09                                   $    602,500
                                                                                                             ------------
                                       CONSTUCTION & ENGINEERING - 1.6%
     875,000   NR/NR                   Quanta Services, Inc., 4.0%, 7/1/07                                   $    797,344
     500,000   NR/NR                   Quanta Services, Inc., 4.5%, 10/1/23 (144A)                                525,000
                                                                                                             ------------
                                                                                                             $  1,322,344
                                                                                                             ------------
                                       ELECTRICAL COMPONENTS & EQUIPMENT - 1.0%
   1,995,000   NR/NR                   Roper Industries, Inc., 1.4813%, 1/15/34                              $    852,863
                                                                                                             ------------
                                       INDUSTRIAL MACHINERY - 0.4%
     300,000   BB-/Ba3                 Kaydon Corp., 4.0%, 5/23/23 (144A)                                    $    334,500
                                                                                                             ------------
                                       TOTAL CAPITAL GOODS                                                   $  3,558,707
                                                                                                             ------------
                                       RETAILING - 0.6%
                                       SPECIALTY STORES - 0.6%
     500,000   B+/B3                   Sonic Automotive, Inc., 5.25%, 5/7/09                                 $    487,500
                                                                                                             ------------
                                       TOTAL RETAILING                                                       $    487,500
                                                                                                             ------------
                                       HEALTH CARE EQUIPMENT & SERVICES - 1.6%
                                       HEALTH CARE FACILITIES - 1.6%
     400,000   B-/B3                   Community Health Systems, 4.25%, 10/15/08                             $    435,000
     930,000   B/B3                    Lifepoint Hospitals Holdings, 4.5%, 6/1/09                                 933,488
                                                                                                             ------------
                                                                                                             $  1,368,488
                                                                                                             ------------
                                       TOTAL HEALTH CARE EQUIPMENT & SERVICES                                $  1,368,488
                                                                                                             ------------

   The accompanying notes are an integral part of these financial statements.

               S&P/MOODY'S
   PRINCIPAL   RATINGS
      AMOUNT   (UNAUDITED)                                                                                          VALUE
                                       PHARMACEUTICALS & BIOTECHNOLOGY - 11.5%
                                       BIOTECHNOLOGY - 5.1%
$  1,200,000   NR/NR                   Affymetrix, Inc., 4.75%, 2/15/07                                      $  1,200,000
     300,000   NR/NR                   Cubist Pharmaceuticals, 5.5%, 11/1/08                                      273,000
   1,000,000   NR/NR                   CV Therapeutics, 4.75%, 3/7/07                                             913,750
     900,000   NR/NR                   Enzon Inc., 4.5%, 7/1/08                                                   789,750
     800,000   CCC/NR                  Human Genome Sciences, 3.75%, 3/15/07                                      735,000
     400,000   NR/NR                   Vertex Pharmaceuticals, Inc., 5.0%, 9/19/07                                355,000
                                                                                                             ------------
                                                                                                             $  4,266,500
                                                                                                             ------------
                                       PHARMACEUTICALS - 6.4%
   2,000,000   NR/NR                   Ivax Corp., 4.5%, 5/15/08                                             $  2,020,000
     300,000   NR/NR                   Ligand Pharmaceuticals, 6.0%, 11/16/07                                     749,625
   2,800,000   NR/CCC+                 Sepracor, Inc., 5.0%, 2/15/07                                            2,684,500
                                                                                                             ------------
                                                                                                             $  5,454,125
                                                                                                             ------------
                                       TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                                 $  9,720,625
                                                                                                             ------------
                                       INSURANCE - 0.2%
                                       PROPERTY & CASUALTY INSURANCE - 0.2%
     200,000   BB/Baa3                 Ohio Casualty Corp., 5.0%, 3/19/22                                    $    209,500
                                                                                                             ------------
                                       TOTAL INSURANCE                                                       $    209,500
                                                                                                             ------------
                                       SOFTWARE & SERVICES - 1.5%
                                       APPLICATION SOFTWARE - 1.5%
     500,000   B/NR                    BEA Systems, Inc., 4.0%, 12/15/06                                     $    501,875
     200,000   NR/NR                   Mentor Graphics, 6.875%, 6/15/07                                           212,750
     500,000   NR/NR                   Serena Software, 1.5%, 12/15/23 (144A)                                     540,062
                                                                                                             ------------
                                                                                                             $  1,254,687
                                                                                                             ------------
                                       TOTAL SOFTWARE & SERVICES                                             $  1,254,687
                                                                                                             ------------
                                       TECHNOLOGY HARDWARE & EQUIPMENT - 8.1%
                                       COMMUNICATIONS EQUIPMENT - 3.9%
     500,000   B-/NR                   Adaptec, Inc., 3.0%, 3/5/07                                           $    500,625
   1,500,000   B-/NR                   Adaptec, Inc., 0.75%, 12/22/23 (144A)                                    1,543,125
   1,020,000   BB+/Ba2                 Corning, Inc., 0.6%, 11/1/08                                             1,263,525
                                                                                                             ------------
                                                                                                             $  3,307,275
                                                                                                             ------------
                                       COMPUTER STORAGE & PERIPHERALS - 1.2%
     700,000   NR/B2                   Maxtor Corp., 6.8%, 4/30/10                                           $  1,000,125
                                                                                                             ------------
                                       ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.0%
     300,000   NR/NR                   Flir Systems, Inc., 3.0%, 6/1/23 (144A)                               $    330,000
     500,000   NR/NR                   Veeco Instruments, 4.125%, 12/21/08                                        514,375
                                                                                                             ------------
                                                                                                             $    844,375
                                                                                                             ------------
                                       ELECTRONIC MANUFACTURING SERVICES - 1.5%
   1,300,000   B+/Ba3                  SCI Systems, Inc., 3.0%, 3/15/07                                      $  1,228,500
                                                                                                             ------------
                                       TECHNOLOGY DISTRIBUTORS - 0.5%
     880,000   BBB-/Baa3               Arrow Electronics, Inc., 0.0%, 2/21/21                                $    457,600
                                                                                                             ------------
                                       TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                                 $  6,837,875
                                                                                                             ------------

   The accompanying notes are an integral part of these financial statements.

               S&P/MOODY'S
   PRINCIPAL   RATINGS
      AMOUNT   (UNAUDITED)                                                                                          VALUE
                                       SEMICONDUCTORS - 7.8%
                                       SEMICONDUCTOR EQUIPMENT - 3.7%
$    700,000   B-/NR                   Advanced Energy Industries, Inc., 5.25%, 11/15/06                     $    714,000
     200,000   NR/NR                   Axcelis Technologies, 4.25%, 1/15/07                                       191,500
     700,000   NR/NR                   Brooks Automation, Inc., 4.75%, 6/1/08                                     700,000
   1,000,000   B-/NR                   FEI Company, 5.5%, 8/15/08                                                 992,500
     500,000   B/NR                    LAM Research Corp., 4.0%, 6/1/06                                           512,500
                                                                                                             ------------
                                                                                                             $  3,110,500
                                                                                                             ------------
                                       SEMICONDUCTORS - 4.1%
   1,825,000   CCC+/NR                 Conexant Systems, Inc., 4.0%, 2/1/07                                  $  1,738,312
     580,000   NR/NR                   Globespan, Inc., 5.25%, 5/15/06                                            577,100
   1,155,000   NR/NR                   Triquint Semiconductor, 4.0%, 3/1/07                                     1,108,800
                                                                                                             ------------
                                                                                                             $  3,424,212
                                                                                                             ------------
                                       TOTAL SEMICONDUCTORS                                                  $  6,534,712
                                                                                                             ------------
                                       TOTAL CONVERTIBLE CORPORATE BONDS
                                       (Cost $27,027,181)                                                    $ 30,814,039
                                                                                                             ------------
                                       CORPORATE BONDS - 57.5%
                                       ENERGY - 6.5%
                                       OIL & GAS EQUIPMENT & SERVICES - 1.2%
     200,000   BB-/Ba3                 Grant Prideco Escrow, 9.0%, 12/15/09                                  $    220,500
     700,000   BB/Ba2                  Key Energy Services, Inc., 6.375%, 5/1/13                                  710,500
     100,000   B+/B3                   Transmontaigne, Inc., 9.125%, 6/1/10 (144A)                                107,250
                                                                                                             ------------
                                                                                                             $  1,038,250
                                                                                                             ------------
                                       OIL & GAS EXPLORATION & PRODUCTION - 0.8%
     100,000   B/B2                    Nuevo Energy Co., 9.375%, 10/1/10                                     $    109,750
     500,000   BB-/Ba3                 Tom Brown, Inc., 7.25%, 9/15/13                                            528,750
                                                                                                             ------------
                                                                                                             $    638,500
                                                                                                             ------------
                                       OIL & GAS REFINING MARKETING & TRANSPORTATION - 4.5%
     930,000   B/B3                    Tesoro Petroleum Corp., 9.0%, 7/1/08                                  $    964,875
   1,255,000   B/B3                    Tesoro Petroleum Corp., 9.625%, 11/1/08                                  1,336,575
   1,400,000   B/B3                    Tesoro Petroleum Corp., 9.625%, 4/1/12                                   1,533,000
                                                                                                             ------------
                                                                                                             $  3,834,450
                                                                                                             ------------
                                       TOTAL ENERGY                                                          $  5,511,200
                                                                                                             ------------
                                       MATERIALS - 12.9%
                                       COMMODITY CHEMICALS - 1.8%
   1,000,000   BB+/Ba2                 Nova Chemicals Corp., 7.4%, 4/1/09                                    $  1,050,000
     500,000   BB+/Ba2                 Nova Chemicals Corp., 7.875%, 9/15/25                                      515,000
                                                                                                             ------------
                                                                                                             $  1,565,000
                                                                                                             ------------
                                       CONSTRUCTION MATERIALS - 2.7%
   2,000,000   BB-/B1                  Texas Industries, Inc., 10.25%, 6/15/11                               $  2,260,000
                                                                                                             ------------
                                       METAL & GLASS CONTAINERS - 3.3%
     465,000   BB/Ba3                  Ball Corp., 6.875%, 12/15/12                                          $    485,925
   2,000,000   B+/B1                   Crown Holdings, 9.5%, 3/1/11                                             2,265,000
                                                                                                             ------------
                                                                                                             $  2,750,925
                                                                                                             ------------

   The accompanying notes are an integral part of these financial statements.

               S&P/MOODY'S
   PRINCIPAL   RATINGS
      AMOUNT   (UNAUDITED)                                                                                          VALUE
                                       PAPER PRODUCTS - 4.6%
$    685,000   BB+/Ba1                 Bowater Canada Finance, 7.95%, 11/15/11                               $    727,425
   3,225,000   BB+/Ba1                 Bowater, Inc., 6.5%, 6/15/13                                             3,129,885
                                                                                                             ------------
                                                                                                             $  3,857,310
                                                                                                             ------------
                                       SPECIALTY CHEMICALS - 0.5%
     500,000   BB-/B3                  Polyone Corp., 8.875%, 5/1/12                                         $    460,000
                                                                                                             ------------
                                       TOTAL MATERIALS                                                       $ 10,893,235
                                                                                                             ------------
                                       CAPITAL GOODS - 10.1%
                                       AEROSPACE & DEFENSE - 5.0%
   2,000,000   B/B2                    DRS Technologies, Inc., 6.875%, 11/1/13 (144A)                        $  2,055,000
     125,000   B+/B1                   Esterline Technologies, 7.75%, 6/15/13 (144A)                              134,375
   1,000,000   BB-/Ba3                 L-3 Communications Corp., 6.125%, 7/15/13                                1,007,500
   1,000,000   BB-/Ba3                 L-3 Communications Corp., 6.125%, 1/15/14 (144A)                         1,002,500
                                                                                                             ------------
                                                                                                             $  4,199,375
                                                                                                             ------------
                                       BUILDING PRODUCTS - 1.1%
     850,000   B/B2                    NCI Building Systems, Inc., 9.25%, 5/1/09                             $    894,625
                                                                                                             ------------
                                       INDUSTRIAL MACHINERY - 4.0%
     900,000   B/B3                    JLG Industries, Inc., 8.375%, 6/15/12                                 $    928,125
     500,000   B/B2                    Manitowoc Co., Inc., 10.5%, 8/1/12                                         569,375
     800,000   B+/B1                   Manitowoc Co., Inc., 7.125%, 11/1/13                                       827,000
     500,000   BB+/Ba3                 SPX Corp., 6.25%, 6/15/11                                                  513,750
     517,000   BB+/Ba3                 SPX Corp., 7.5%, 1/1/13                                                    562,238
                                                                                                             ------------
                                                                                                             $  3,400,488
                                                                                                             ------------
                                       TOTAL CAPITAL GOODS                                                   $  8,494,488
                                                                                                             ------------
                                       TRANSPORTATION - 0.6%
                                       AIR FREIGHT & COURIERS - 0.6%
     500,000   BB-/B1                  Petroleum Helicopters, 9.375%, 5/1/09                                 $    531,250
                                                                                                             ------------
                                       TOTAL TRANSPORTATION                                                  $    531,250
                                                                                                             ------------
                                       AUTOMOBILES & COMPONENTS - 1.4%
                                       AUTO PARTS & EQUIPMENT - 1.4%
     700,000   B+/B2                   Intermet Corp., 9.75%, 6/15/09                                        $    717,500
     500,000   NR/NR                   RJ Tower Corp., 12.0%, 6/1/13                                              492,500
                                                                                                             ------------
                                                                                                             $  1,210,000
                                                                                                             ------------
                                       TOTAL AUTOMOBILES & COMPONENTS                                        $  1,210,000
                                                                                                             ------------
                                       CONSUMER DURABLES & APPAREL - 2.3%
                                       HOMEBUILDING - 2.3%
     400,000   BB/Ba2                  Beazer Homes USA, 8.375%, 4/15/12                                     $    441,000
   1,535,000   BB/Ba2                  Beazer Homes USA, 6.5%, 11/15/13 (144A)                                  1,533,081
                                                                                                             ------------
                                                                                                             $  1,974,081
                                                                                                             ------------
                                       TOTAL CONSUMER DURABLES & APPAREL                                     $  1,974,081
                                                                                                             ------------
                                       MEDIA - 4.5%
                                       ADVERTISING - 3.9%
   3,000,000   BB+/Baa3                Interpublic Group, Inc., 7.875%, 10/15/05                             $  3,270,000
                                                                                                             ------------

   The accompanying notes are an integral part of these financial statements.

               S&P/MOODY'S
   PRINCIPAL   RATINGS
      AMOUNT   (UNAUDITED)                                                                                          VALUE
                                       PUBLISHING - 0.6%
$    500,000   B/B2                    Houghton Mifflin Co., 8.25%, 2/1/11                                   $    535,000
                                                                                                             ------------
                                       TOTAL MEDIA                                                           $  3,805,000
                                                                                                             ------------
                                       RETAILING - 3.3%
                                       DEPARTMENT STORES - 1.8%
   1,500,000   BB+/Ba3                 J.C. Penney Co., Inc., 7.625%, 3/1/97                                 $  1,539,375
                                                                                                             ------------
                                       DISTRIBUTORS - 1.5%
   1,200,000   B-/B3                   Wesco Distribution, Inc., 9.125%, 6/1/08                              $  1,242,000
                                                                                                             ------------
                                       TOTAL RETAILING                                                       $  2,781,375
                                                                                                             ------------
                                       HEALTH CARE EQUIPMENT & SERVICES - 0.6%
                                       HEALTH CARE FACILITIES - 0.6%
     500,000   BBB-/Ba1                HCA, Inc., 6.25%, 2/15/13                                             $    511,804
                                                                                                             ------------
                                       TOTAL HEALTH CARE EQUIPMENT & SERVICES                                $    511,804
                                                                                                             ------------
                                       PHARMACEUTICALS & BIOTECHNOLOGY - 1.3%
                                       PHARMACEUTICALS - 1.3%
     204,000   B+/B3                   Alpharma, Inc., 8.625%, 5/1/11 (144A)                                 $    206,550
     875,000   BB-/B1                  Valeant Pharmaceuticals, 7.0%, 12/15/11 (144A)                             901,250
                                                                                                             ------------
                                                                                                             $  1,107,800
                                                                                                             ------------
                                       TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                                 $  1,107,800
                                                                                                             ------------
                                       REAL ESTATE - 9.8%
                                       REAL ESTATE MANAGEMENT & DEVELOPMENT - 5.3%
     750,000   BB-/Ba3                 Forest City Enterprises, 7.625%, 6/1/15                               $    795,938
     800,000   B+/Ba3                  LNR Property Corp., 7.625%, 7/15/13                                        842,000
   2,115,000   B+/Ba3                  LNR Property Corp., 7.25%, 10/15/13 (144A)                               2,152,013
     510,000   B+/Ba3                  LNR Property Corp., 5.5%, 3/1/23 (144A)                                    664,912
                                                                                                             ------------
                                                                                                             $  4,454,863
                                                                                                             ------------
                                       REAL ESTATE INVESTMENT TRUSTS - 4.5%
     750,000   B/B3                    BF Saul Real Estate Investment Trust, 9.75%, 4/1/08                   $    782,812
   1,300,000   B+/Ba3                  Crescent Real Estate, 9.25%, 4/15/09                                     1,430,000
   1,500,000   CCC+/B2                 Meristar Hospitality Corp., 9.125%, 1/15/11                              1,590,000
                                                                                                             ------------
                                                                                                             $  3,802,812
                                                                                                             ------------
                                       TOTAL REAL ESTATE                                                     $  8,257,675
                                                                                                             ------------
                                       TECHNOLOGY HARDWARE & EQUIPMENT - 3.9%
                                       ELECTRONIC MANUFACTURING SERVICES - 0.7%
     500,000   BB-/Ba2                 Sanmina-SCI Corp., 10.375%, 1/15/10                                   $    585,000
                                                                                                             ------------
                                       TECHNOLOGY DISTRIBUTORS - 3.2%
   1,200,000   BBB-/Baa3               Arrow Electronic, Inc., 6.875%, 7/1/13                                $  1,278,674
   1,050,000   BBB-/Baa3               Arrow Electronic, Inc., 6.875%, 6/1/18                                   1,090,367
     300,000   BB-/Ba2                 Ingram Micro, Inc., 9.875%, 8/15/08                                        331,500
                                                                                                             ------------
                                                                                                             $  2,700,541
                                                                                                             ------------
                                       TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                                 $  3,285,541
                                                                                                             ------------
                                       TOTAL CORPORATE BONDS
                                       (Cost $45,359,792)                                                    $ 48,363,449
                                                                                                             ------------

   The accompanying notes are an integral part of these financial statements.

               S&P/MOODY'S
               RATINGS
      SHARES   (UNAUDITED)                                                                                          VALUE
                                       TEMPORARY CASH INVESTMENT - 2.6%
                                       SECURITY LENDING COLLATERAL - 2.6%
   2,207,733                           Securities Lending Investment Fund, 1.02%                             $  2,207,733
                                                                                                             ------------
                                       TOTAL TEMPORARY CASH INVESTMENT
                                       (Cost $2,207,733)                                                     $  2,207,733
                                                                                                             ------------
                                       TOTAL INVESTMENT IN SECURITIES - 97.4%
                                       (Cost $75,182,311)                                                    $ 81,992,721
                                                                                                             ------------
                                       OTHER ASSETS AND LIABILITIES - 2.6%                                   $  2,195,036
                                                                                                             ------------
                                       TOTAL NET ASSETS - 100.0%                                             $ 84,187,757
                                                                                                             ------------
                                                                                                             ------------

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transactionexempt from registration. At December 31, 2003, the value of these securities amounted to $12,327,813 or 14.6% of net assets.


   The accompanying notes are an integral part of these financial statements.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                  YEAR ENDED     YEAR ENDED    YEAR ENDED      5/1/00 TO
CLASS I                                                            12/31/03       12/31/02      12/31/01       12/31/00(a)
Net asset value, beginning of period                              $     9.27     $    10.33     $     9.82     $    10.00
                                                                  ----------     ----------     ----------     ----------
Increase (decrease) from investment operations:
  Net investment income (loss)                                    $     0.76     $     0.92     $     0.95     $     0.61
  Net realized and unrealized gain (loss) on investments                2.18          (1.06)          0.62          (0.18)
                                                                  ----------     ----------     ----------     ----------
    Net increase (decrease) from investment operations            $     2.94     $    (0.14)    $     1.57     $     0.43
Distributions to shareowners:
  Net investment income                                                (0.76)         (0.92)         (0.95)         (0.61)
  Net realized gain                                                       --             --          (0.11)            --
                                                                  ----------     ----------     ----------     ----------
Net increase (decrease) in net asset value                        $     2.18     $    (1.06)    $     0.51     $    (0.18)
                                                                  ----------     ----------     ----------     ----------
Net asset value, end of period                                    $    11.45     $     9.27     $    10.33     $     9.82
                                                                  ==========     ==========     ==========     ==========
Total return*                                                          32.78%         (1.42)%        16.60%          4.12%
Ratio of net expenses to average net assets+                            0.89%          1.02%          1.15%          1.25%**
Ratio of net investment income (loss) to average net assets+            7.22%          9.39%          9.15%          9.18%**
Portfolio turnover rate                                                   48%            42%            36%            33%
Net assets, end of period (in thousands)                          $   66,587     $   41,111     $   32,331     $    6,849
Ratios with no waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                          0.89%          1.02%          1.28%          2.35%**
  Net investment income (loss)                                          7.22%          9.39%          9.02%          8.08%**

(a) Shares of Pioneer High Yield VCT Portfolio were first publicly offered on May 1, 2000.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
+  Ratios with no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF ASSETS AND LIABILITIES 12/31/03

                                                                                                     PIONEER
                                                                                                      HIGH
                                                                                                      YIELD
                                                                                                  VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (including securities loaned of $2,158,691)
    (Cost $75,182,311)                                                                             $ 81,992,721
  Temporary cash investments (at amortized cost)                                                              -
  Cash
  Cash held as collateral for futures contracts                                                               -
  Foreign currencies, at value                                                                                -
  Receivables-
    Investment securities sold                                                                          413,389
    Fund shares sold                                                                                  4,564,496
    Collateral for securities loaned, at fair value
    Variation margin                                                                                          -
    Dividends, interest and foreign taxes withheld                                                    1,081,782
    Forward foreign currency settlement contracts, net                                                        -
    Forward foreign currency portfolio hedge contracts, open - net                                            -
    Due from Pioneer Investment Management, Inc.                                                              -
  Other                                                                                                   2,357
                                                                                                   ------------
      Total assets                                                                                 $ 88,054,745
                                                                                                   ------------
LIABILITIES:
  Payables -
    Investment securities purchased                                                                $  1,279,162
    Fund shares repurchased                                                                              69,402
    Dividends                                                                                                 -
    Upon return for securities loaned                                                                 2,207,733
    Variation margin
    Forward foreign currency settlement contracts, net                                                        -
    Forward foreign currency portfolio hedge contracts,                                                       -
  Due to bank                                                                                           224,892
  Due to affiliates                                                                                      60,219
  Accrued expenses                                                                                       25,580
  Other                                                                                                       -
                                                                                                   ------------
      Total liabilities                                                                            $  3,866,988
                                                                                                   ------------
NET ASSETS:
  Paid-in capital                                                                                  $ 76,934,850
  Accumulated net investment income (loss)                                                               42,283
  Accumulated undistributed net realized gain (loss)                                                    400,214
  Net unrealized gain (loss) on:
    Investments                                                                                       6,810,410
    Futures contracts
    Foreign currency transactions
    Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                                        -
                                                                                                   ------------
      Total net assets                                                                             $ 84,187,757
                                                                                                   ------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
    Net assets                                                                                     $ 66,587,008
  Shares outstanding                                                                                  5,815,849
                                                                                                   ============
    Net asset value per share                                                                      $      11.45
  CLASS II:
  (Unlimited number of shares authorized)
    Net assets                                                                                     $ 17,600,749
  Shares outstanding                                                                                  1,536,447
                                                                                                   ============
    Net asset value per share                                                                      $      11.46

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

                                                                                                      PIONEER
                                                                                                    HIGH YIELD
                                                                                                   VCT PORTFOLIO

                                                                                                    YEAR ENDED
                                                                                                     12/31/03
INVESTMENT INCOME:
  Dividends                                                                                        $    144,018
  Interest                                                                                            4,474,126
  Income on securities loaned, net                                                                       11,587
  Other                                                                                                       -
                                                                                                   ------------
      Total investment income                                                                      $  4,629,731
                                                                                                   ------------

EXPENSES:
  Management fees                                                                                  $    373,275
  Transfer agent fees                                                                                     1,601
  Distribution fees (Class II)                                                                           11,424
  Administrative fees                                                                                    37,500
  Custodian fees                                                                                         19,470
  Professional fees                                                                                      30,622
  Printing                                                                                               39,909
  Fees and expenses of nonaffiliated trustees                                                             1,091
  Miscellaneous                                                                                           7,937
                                                                                                   ------------
    Total expenses                                                                                 $    522,829
    Less management fees waived and expenses assumed
     by Pioneer Investment Management, Inc.                                                                   -
                                                                                                   ------------
    Net expenses                                                                                   $    522,829
                                                                                                   ------------
      Net investment income (loss)                                                                 $  4,106,902
                                                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
    Net realized gain (loss) from:
    Investments                                                                                    $  1,124,588
    Futures contracts                                                                                         -
    Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                                        -
                                                                                                   ------------
                                                                                                   $  1,124,588
                                                                                                   ------------
  Change in net unrealized gain or loss from:
    Investments                                                                                    $ 10,301,474
    Futures contracts                                                                                         -
    Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                                                        -
                                                                                                   ------------
                                                                                                   $ 10,301,474
                                                                                                   ------------
  Net gain (loss) on investments, futures contracts
   and foreign currency transactions                                                               $ 11,426,062
                                                                                                   ============
  Net increase (decrease) in net assets resulting
   from operations                                                                                 $ 15,532,964
                                                                                                   ============

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        PIONEER HIGH YIELD
                                                                                           VCT PORTFOLIO

                                                                                         YEAR        YEAR
                                                                                         ENDED       ENDED
                                                                                       12/31/03    12/31/02
FROM OPERATIONS:
Net investment income (loss)                                                       $  4,106,902    $  3,533,031
Net realized gain (loss) on investments                                               1,124,588        (323,145)
Change in net unrealized gain or loss
  on investments, futures contracts and
  foreign currency transactions                                                      10,301,474      (3,825,540)
                                                                                   ------------    ------------
    Net increase (decrease) in net assets
      resulting from operations                                                    $ 15,532,964    $   (615,654)
                                                                                   ------------    ------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
  Class I                                                                          $ (3,817,405)   $ (3,519,047)
  Class II                                                                             (279,944)        (17,625)
Net realized gain
  Class I                                                                                     -               -
  Class II                                                                                    -               -
Tax return of capital
  Class I                                                                                     -               -
  Class II                                                                                    -               -
                                                                                   ------------    ------------
    Total distributions to shareowners                                             $ (4,097,349)   $ (3,536,672)
                                                                                   ------------    ------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                   $ 45,609,360    $ 23,512,319
Reinvestment of distributions                                                         4,059,022       3,490,787
Cost of shares repurchased                                                          (18,254,761)    (13,871,749)
                                                                                   ------------    ------------
    Net increase (decrease) in net assets
      resulting from fund share transactions                                       $ 31,413,621    $ 13,131,357
                                                                                   ------------    ------------
    Net increase (decrease) in net assets                                          $ 42,849,236    $  8,979,031
                                                                                   ------------    ------------

NET ASSETS:
Beginning of year                                                                    41,338,521      32,359,490
                                                                                   ------------    ------------
End of year                                                                        $ 84,187,757    $ 41,338,521
                                                                                   ============    ============
Accumulated undistributed/(distributions in
  excess of) net investment income (loss)                                          $     42,283    $       (465)
                                                                                   ============    ============

   The accompanying notes are an integral part of these financial statements.

PIONEER HIGH YIELD VCT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS 12/31/03

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Pioneer High Yield VCT Portfolio (the Portfolio) is a portfolio of the Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of sixteen separate portfolios fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The financial highlights for the Portfolio's Class II shares are presented in a separate book.

The investment objective of High Yield Portfolio is to maximize total return through a combination of income and capital appreciation.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION
   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times.

   Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

   The High Yield Portfolio invests in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during years of economic uncertainty or change, than higher rated debt securities. The Portfolio is not diversified, which means that it can invest a higher percentage of its asset in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

   In addition, the non-diversified Portfolios have concentrations in certain asset types, which may subject the Portfolios to additional risks. Further description of these risks is included in the Trust's Prospectus.

B. FOREIGN CURRENCY TRANSLATION
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. FORWARD FOREIGN CURRENCY CONTRACTS
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolios' financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

D. TAXES
   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2003, the no such taxes were paid.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2003, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the Portfolio and are designed to present the portfolios' capital accounts on a tax basis.

                         ACCUMULATED         ACCUMULATED
                        NET INVESTMENT        REALIZED
PORTFOLIO                INCOME/(LOSS)        GAIN/LOSS        PAID-IN CAPITAL
--------------------------------------------------------------------------------
High Yield Portfolio       $ 33,195           $ (33,195)             $ -

   The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

                                                   PIONEER           PIONEER
                                                  HIGH YIELD        HIGH YIELD
                                                VCT PORTFOLIO     VCT PORTFOLIO
                                                    2003              2002
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                                  $ 4,097,349       $ 3,536,672
Long-Term capital gain                                     -                 -
                                                 -----------       -----------
                                                 $ 4,097,349       $ 3,536,672
Return of capital                                          -                 -
                                                 -----------       -----------
  Total distributions                            $ 4,097,349       $ 3,536,672
                                                 -----------       -----------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income                    $    42,283
Undistributed long-term gain/
  (Capital loss carryforward)                        400,214
Unrealized appreciation/(depreciation)             6,810,410
                                                 -----------
  Total                                          $ 7,252,907
                                                 ===========

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

E. PORTFOLIO SHARES
   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $246,661 in commissions on the sale of Trust shares for the year ended December 31, 2003. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F. SECURITIES LENDING
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

G. REPURCHASE AGREEMENTS
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolio's average daily net assets.

The portion of the Portfolios' expenses attributable to Class II (or Class I for shares in the case of High Yield Portfolios) will be reduced only to the extent such expenses are reduced for Class I shares (or Class II shares). Pioneer may subsequently recover reimbursed expenses (within three years of being incurred) from certain Portfolios if the expense ratio of the Class I (or Class II) shares would otherwise be less than the expense limitation of the class. Each class will reimburse PIM no more than the amount by which that class' expenses were reduced. At December 31, 2003, $9,283 was reimbursed by High Yield Portfolio under this arrangement and is included in miscellaneous expense.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2003, $55,214 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $1,212 in transfer agent fees payable to PIMSS at December 31, 2003.

4. DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $3,793 payable to PFD at December 31, 2003.

5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2003, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                                   NET
                                                GROSS             GROSS        APPRECIATION/
                            TAX COST        APPRECIATION      DEPRECIATION     (DEPRECIATION)
-----------------------------------------------------------------------------------------------
High Yield Portfolio      $ 75,182,311      $ 6,830,138        $ (19,728)       $ 6,810,410

6. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2003, were $55,315,925 and $27,126,647, respectively.

7. CAPITAL SHARES

At December 31, 2003, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                   '03 SHARES     '03 AMOUNT         '02 SHARES     '02 AMOUNT
------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO
CLASS I:
Shares sold                         2,515,726    $  26,817,319        2,364,432    $  23,267,135
Reinvestment of distributions         357,809        3,779,086          358,882        3,473,162
Shares repurchased                 (1,491,103)     (15,895,254)      (1,419,950)     (13,834,156)
                                   -------------------------------------------------------------
  Net increase                      1,382,432    $  14,701,151        1,303,364    $  12,906,141
                                   =============================================================
CLASS II:
Shares sold                         1,708,526    $  18,792,041           24,056    $     245,184
Reinvestment of distributions          25,089          279,936            1,833           17,625
Shares repurchased                   (221,726)      (2,359,507)          (4,051)         (37.593)
                                   -------------------------------------------------------------
  Net increase                      1,511,889    $  16,712,470           21,838    $     225,216
                                   =============================================================

PIONEER HIGH YIELD VCT PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND THE CLASS I SHAREOWNERS OF PIONEER HIGH YIELD VCT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer High Yield VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Yield VCT Portfolio of Pioneer Variable Contracts Trust at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                      /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

PIONEER VARIABLE CONTRACTS TRUST

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT AUDITORS
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS
The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Portfolio within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available online at pioneerfunds.com.

INTERESTED TRUSTEES

                             POSITION HELD    TERM OF OFFICE AND                                                OTHER DIRECTORSHIPS
NAME AND AGE                 WITH THE FUND    LENGTH OF SERVICE    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  HELD BY THIS TRUSTEE
John F. Cogan, Jr. (77)*     Chairman of the  Trustee since 1994.  Deputy Chairman and a Director of Pioneer    Director of Harbor
                             Board, Trustee   Serves until a       Global Asset Management S.p.A. ("PGAM");     Global Company, Ltd.
                             and President    successor or         Non-Executive Chairman and a Director of
                                              trustee is elected   Pioneer Investment Management USA Inc.
                                              or earlier           ("PIM-USA"); Chairman and a Director of
                                              retirement or        Pioneer; Director of Pioneer Alternative
                                              removal.             Investment Management Limited (Dublin);
                                                                   President and a Director of Pioneer
                                                                   Alternative Investment Management (Bermuda)
                                                                   Limited and affiliated funds; President and
                                                                   Director of Pioneer Funds Distributor, Inc.
                                                                   ("PFD"); President of all of the Pioneer
                                                                   Funds; and Of Counsel (since 2000, partner
                                                                   prior to 2000), Hale and Dorr LLP (counsel
                                                                   to PIM-USA and the Pioneer Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

Osbert M. Hood (51)**        Trustee and      Trustee since June,  President and Chief Executive Officer,       None
                             Executive Vice   2003. Serves until   PIM-USA since May, 2003 (Director since
                             President        a successor or       January, 2001); President and Director of
                                              trustee is elected   Pioneer since May 2003; Chairman and
                                              or earlier           Director of Pioneer Investment Management
                                              retirement or        Shareholder Services, Inc. ("PIMSS") since
                                              removal.             May 2003; Executive Vice President of all
                                                                   of the Pioneer Funds since June 2003;
                                                                   Executive Vice President and Chief
                                                                   Operating Officer of PIM-USA, November
                                                                   2000-May 2003; Executive Vice President,
                                                                   Chief Financial Officer and Treasurer, John
                                                                   Hancock Advisers, L.L.C., Boston, MA,
                                                                   November 1999-November 2000; Senior Vice
                                                                   President and Chief Financial Officer, John
                                                                   Hancock Advisers, L.L.C., April
                                                                   1997-November 1999

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

INDEPENDENT TRUSTEES

                             POSITION HELD    TERM OF OFFICE AND                                                OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS        WITH THE FUND    LENGTH OF SERVICE    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  HELD BY THIS TRUSTEE
Mary K. Bush (55)            Trustee          Trustee since        President, Bush International                Director of Brady
3509 Woodbine Street,                         September, 2000.     (international financial advisory firm)      Corporation
Chevy Chase, MD 20815                         Serves until a                                                    (industrial
                                              successor trustee                                                 identification and
                                              is elected or                                                     specialty coated
                                              earlier retirement                                                material products
                                              or removal.                                                       manufacturer),
                                                                                                                Millenium Chemicals,
                                                                                                                Inc. (commodity
                                                                                                                chemicals), Mortgage
                                                                                                                Guaranty Insurance
                                                                                                                Corporation, and
                                                                                                                R.J. Reynolds
                                                                                                                Tobacco Holdings,
                                                                                                                Inc. (tobacco)

Richard H. Egdahl, M.D. (77) Trustee          Trustee since 1995.  Alexander Graham Bell Professor of Health    None
Boston University Healthcare                  Serves until a       Care Entrepreneurship, Boston University;
Entrepreneurship Program,                     successor trustee is Professor of Management, Boston University
53 Bay State Road,                            elected or earlier   School of Management; Professor of Public
Boston, MA 02215                              retirement or        Health, Boston University School of Public
                                              removal.             Health; Professor of Surgery, Boston
                                                                   University School of Medicine; and
                                                                   University Professor, Boston University

Margaret B.W. Graham (56)    Trustee          Trustee since        Founding Director, The Winthrop Group, Inc.  None
1001 Sherbrooke Street West,                  September, 2000.     (consulting firm); Professor of Management,
Montreal, Quebec, Canada                      Serves until a       Faculty of Management, McGill University
                                              successor trustee is
                                              elected or earlier
                                              retirement or
                                              removal.

Marguerite A. Piret (55)     Trustee          Trustee since 1995.  President and Chief Executive Officer,       None
One Boston Place,                             Serves until a       Newbury, Piret & Company, Inc. (investment
28th Floor,                                   successor trustee is banking firm)
Boston, MA 02108                              elected or earlier
                                              retirement or
                                              removal.

Stephen K. West (75)         Trustee          Trustee since 1999.  Senior Counsel, Sullivan & Cromwell (law     Director, The Swiss
125 Broad Street,                             Serves until a       firm)                                        Helvetia Fund, Inc.
New York, NY 10004                            successor trustee is                                              (closed-end
                                              elected or earlier                                                investment company)
                                              retirement or                                                     and AMVESCAP PLC
                                              removal.                                                          (investment
                                                                                                                managers)

John Winthrop (67)           Trustee          Trustee since        President, John Winthrop & Co., Inc.         None
One North Adgers Wharf,                       September, 2000.     (private investment firm)
Charleston, SC 29401                          Serves until a
                                              successor trustee is
                                              elected or earlier
                                              retirement or
                                              removal.

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

FUND OFFICERS

                             POSITION HELD    TERM OF OFFICE AND                                                OTHER DIRECTORSHIPS
NAME AND AGE                 WITH THE FUND    LENGTH OF SERVICE    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  HELD BY THIS TRUSTEE
Dorothy E. Bourassa (56)     Secretary        Since November,      Secretary of PIM-USA; Senior Vice            None
                                              2000. Serves at the  President-Legal of Pioneer; and
                                              discretion of board  Secretary/Clerk of most of PIM-USA's
                                                                   subsidiaries since October 2000; Secretary
                                                                   of all of the Pioneer Funds since September
                                                                   2003 (Assistant Secretary from November
                                                                   2000 to September 2003); and Senior
                                                                   Counsel, Assistant Vice President and
                                                                   Director of Compliance of PIM-USA from
                                                                   April 1998 through October 2000

Christopher J. Kelley (39)   Assistant        Serves at the        Assistant Vice President and Senior Counsel  None
                             Secretary        discretion of board  of Pioneer since July 2002; Vice President and Senior Counsel of BISYS Fund Services,
                                                                   Inc. (April 2001 to June 2002); Senior Vice
                                                                   President and Deputy General Counsel of
                                                                   Funds Distributor, Inc. (July 2000 to April
                                                                   2001; Vice President and Associate General
                                                                   Counsel from July 1996 to July 2000);
                                                                   Assistant Secretary of all of the Pioneer
                                                                   Funds since September 2003

David C. Phelan (46)         Assistant        Serves at the        Partner, Hale and Dorr LLP; Assistant        None
                             Secretary        discretion of board  Secretary of all of the Pioneer
                                                                   Funds since September 2003

Vincent Nave (58)            Treasurer        Since November,      Vice President-Fund Accounting,              None
                                              2000. Serves at the  Administration and Custody Services of
                                              discretion of board  Pioneer (Manager from September 1996 to
                                                                   February 1999); and Treasurer of all of the
                                                                   Pioneer Funds (Assistant Treasurer from
                                                                   June 1999 to November 2000)

Luis I. Presutti (38)        Assistant        Since November,      Assistant Vice President-Fund Accounting,    None
                             Treasurer        2000. Serves at the  Administration and Custody Services of
                                              discretion of board  Pioneer (Fund Accounting Manager from 1994 to 1999); and Assistant Treasurer of all of
                                                                   the Pioneer Funds since November 2000

                             POSITION HELD    TERM OF OFFICE AND                                                OTHER DIRECTORSHIPS
NAME AND AGE                 WITH THE FUND    LENGTH OF SERVICE    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  HELD BY THIS TRUSTEE
Gary Sullivan (45)           Assistant        Since May, 2002.     Fund Accounting Manager-Fund Accounting,     None
                             Treasurer        Serves at the        Administration and Custody Services of
                                              discretion of board  Pioneer; and Assistant Treasurer of all of the Pioneer Funds since May 2002

Katharine Kim Sullivan (30)  Assistant        Serves at the        Fund Administration Manager-Fund             None
                             Treasurer        discretion of        Accounting, Administration and Custody
                                              board.               Services since June 2003; Assistant Vice
                                                                   President-Mutual Fund Operations of State
                                                                   Street Corporation from June 2002 to June
                                                                   2003 (formerly Deutsche Bank Asset
                                                                   Management); Pioneer Fund Accounting,
                                                                   Administration and Custody Services (Fund
                                                                   Accounting Manager from August 1999 to May
                                                                   2002, Fund Accounting Services Supervisor
                                                                   from 1997 to July 1999); Assistant
                                                                   Treasurer of all of the Pioneer Funds since
                                                                   September 2003

[PIONEER INVESTMENTS(R) LOGO]


                                                                   14675-00-0204

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the sixteen portfolios of Pioneer Variable Contracts Trust, including fees associated with the annual filings of its Form N-1A, totaled approximately $297,800 in 2003 and approximately $333,200 in 2002.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
Fees for the Trust's audit-related services, which were for reviews of the semi annual financial statements for some of the Trust's sixteen portfolios, totaled approximately $50,000 in 2003. There were no audit-related services in 2002.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $81,050 and $69,100 for 2003 and 2002, respectively. Additionally, there were fees for tax compliance services in 2002 that totaled approximately $54,600 for the 2001 tax returns.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Trust during the fiscal years ended December 31, 2002 and 2003.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognizes the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognizes that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

   N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Aggregate Non-Audit Fees

The aggregate non-audit fees for the Trust and affiliates as previously defined, totaled approximately $ $154,350 in 2003 and $123,700 in 2002. These fees include services provided prior to May 6, 2003, the effective date of the pre-approval process.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Variable Contracts Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date March 05, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date March 05, 2004


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date March 05, 2004

* Print the name and title of each signing officer under his or her signature.